     As filed with the Securities and Exchange Commission on June 10, 2005


                                       Securities Act Registration No. 333-42004
                                       Investment Company Act File No. 811-10027

--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
--------------------------------------------------------------------------------

                                    FORM N-1A
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933


                         Post-Effective Amendment No. 14


         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940


                                Amendment No. 15


                         State Farm Mutual Fund Trust
--------------------------------------------------------------------------------
               (Exact name of Registrant as Specified in Charter)

          One State Farm Plaza, Bloomington, Illinois                 61710-0001
--------------------------------------------------------------------------------
               (Address of Principal Executive Offices)              (Zip Code)

        Registrant's Telephone Number, including Area Code        (800) 447-4930

                                                 Alan Goldberg
                                                 Bell Boyd & Lloyd LLC
Michael L. Tipsord                               Three First National Plaza
One State Farm Plaza                             70 West Madison St., Suite 3300
Bloomington, Illinois 61710-0001                 Chicago, Illinois 60602
--------------------------------------------------------------------------------
                   (Names and addresses of agents for service)
                               ------------------

                 ----------------------------------------------
                 Amending Parts A, B and C, and filing exhibits
                 ----------------------------------------------

                 It is proposed that this filing will become effective:


                          [ ] immediately upon filing pursuant to rule 485(b)
                          [ ] on May 1, 2005 pursuant to rule 485(b)
                          [X] 60 days after filing pursuant to rule 485(a)(1)
                          [ ] on May 1, 2005 pursuant to rule 485(a)(1)
                          [ ] 75 days after filing pursuant to rule 485(a)(2)
                          [ ] on ___________ pursuant to rule 485(a)(2)


--------------------------------------------------------------------------------

                                                                August 31, 2005




 LOGO


                                  STATE FARM

                               MUTUAL FUND TRUST
  PROSPECTUS

  Class A Shares -- Class B Shares

  State Farm Equity Fund
  State Farm Small Cap Equity Fund
  State Farm International Equity Fund
  State Farm S&P 500(R) Index Fund
  State Farm Small Cap Index Fund
  State Farm International Index Fund
  State Farm Equity and Bond Fund
  State Farm Bond Fund
  State Farm Tax Advantaged Bond Fund
  State Farm Money Market Fund
  State Farm LifePath(R) Income Fund
  State Farm LifePath 2010(R) Fund
  State Farm LifePath 2020(R) Fund
  State Farm LifePath 2030(R) Fund
  State Farm LifePath 2040(R) Fund

                         State Farm Mutual Fund Trust
                                Class A Shares
                                Class B Shares


  .   State Farm Equity Fund
  .   State Farm Small Cap Equity Fund
  .   State Farm International Equity Fund
  .   State Farm S&P 500(R) Index Fund
  .   State Farm Small Cap Index Fund
  .   State Farm International Index Fund
  .   State Farm Equity and Bond Fund
  .   State Farm Bond Fund
  .   State Farm Tax Advantaged Bond Fund
  .   State Farm Money Market Fund
  .   State Farm LifePath(R) Income Fund
  .   State Farm LifePath 2010(R) Fund
  .   State Farm LifePath 2020(R) Fund
  .   State Farm LifePath 2030(R) Fund
  .   State Farm LifePath 2040(R) Fund


    The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.


                          PROSPECTUS--August 31, 2005

TABLE OF CONTENTS


                                      Page

Funds at a Glance....................   1

 State Farm Equity Fund..............   1

 State Farm Small Cap Equity Fund....   4

 State Farm International Equity Fund   7

 State Farm S&P 500 Index Fund.......  10

 State Farm Small Cap Index Fund.....  13

 State Farm International Index Fund.  16

 State Farm Equity and Bond Fund.....  19

 State Farm Bond Fund................  22

 State Farm Tax Advantaged Bond Fund.  25

 State Farm Money Market Fund........  28

 State Farm LifePath Funds...........  30

Model Investment Returns.............  39

Expense Information..................  40

How the Funds Invest.................  44

Managing the Investments
  of the Funds.......................  57


                                   Page

Shareholder Information...........  65

 What Type of Account
   Would You Like.................  65

 Minimum Investments..............  68

 Reduced Sales Charge Options.....  68

 Calculating Net Asset Value......  73

 How to Buy Shares................  74

 How to Exchange Shares...........  75

 How to Redeem Fund Shares........  77

 Policies for Low Balance Accounts  79

 Signature Guarantee..............  80

 Excessive Trading/Market Timing..  80

Shared Delivery...................  82

Dividends, Distributions and Taxes  83

Financial Highlights..............  86

Appendix A........................ 116

Appendix B........................ 120

Additional Information
  About the Funds................. 122

  This Prospectus provides information about State Farm Mutual Fund Trust (the "Trust"). The Trust has fifteen separate portfolios (the "Funds"), each of which is a separate investment portfolio with its own investment objective, investment policies, restrictions, and risks. State Farm Investment Management Corp. (the "Manager") is the investment adviser to each Fund. Each Fund, other than the Tax Advantaged Bond Fund, offers six classes of shares: Class A, Class B, Institutional shares, Class R-1, Class R-2 and Class R-3. The Tax Advantaged Bond Fund offers three classes of shares: Class A, Class B and Institutional shares. This Prospectus offers Class A and Class B shares of the Funds. Additional information concerning each of these Funds appears following Funds At A Glance.

FUNDS AT A GLANCE

This section discusses each Fund's investment objectives, strategies and risks. Each Fund summary also describes who should consider investing in the Fund in the "Investor Profile" section. Please refer to the detailed description of the Funds' policies in "How the Funds Invest" (beginning on p. 44) for those Funds you wish to purchase.

STATE FARM EQUITY FUND (SLEAX) (SLEBX)

 Investment Objective --

The State Farm Equity Fund (the "Equity Fund") seeks long-term growth of capital.


 Investment Sub-Adviser --



Capital Guardian Trust Company ("Capital Guardian").


 Principal Investment Strategies

How does this Fund pursue its investment objective?


The Equity Fund invests under normal circumstances at least 80% of its net assets plus any borrowings in common stocks and other equity securities of U.S. companies with market capitalizations of at least $1.5 billion. Capital Guardian chooses stocks for the Fund's portfolio for their long-term potential to generate capital gains.



In making investment decisions on specific securities, Capital Guardian looks for companies with one or more of the following characteristics:





..  Below-market price-to-earnings



..  Below-market price-to-book



..  Above-market yield



Capital Guardian may sell securities the Fund holds for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.


The Fund may invest up to 25% of its assets in equity securities and depositary receipts of foreign companies.

 Investor Profile

Who should consider investing in the Equity Fund?

The Fund is not an appropriate investment for short-term investors seeking to follow a strategy of market timing. Neither is the Fund an appropriate investment for frequent trading. The Fund is for investors with long-term investment objectives similar to those expressed by the Fund. Please see the prospectus sections on purchasing and exchanging shares for trading restrictions.

You may want to invest in the Equity Fund if you:

.. can tolerate the price fluctuations and volatility that are inherent in investing in a broad based large cap stock mutual fund

..  want to diversify your investments

..  are seeking a growth investment as part of an asset allocation program

                                      or

..  are investing for retirement or other goals that are many years in the future

FUNDS AT A GLANCE continued



You may not want to invest in the Equity Fund if you:

..  are investing with a shorter investment time horizon in mind

..  are seeking income rather than capital appreciation

                                      or

.. are uncomfortable with an investment whose value is likely to vary substantially

                                     Risks

What are the main risks of investing in this Fund?

                                    [CHART]

                                  Equity Fund

.. Market Risk. The Fund invests mostly in common stocks, which represent an equity interest (ownership) in a business. Stock prices may fluctuate widely over short or even extended periods in response to company, market, or economic news. Stock markets also tend to move in cycles, with periods of rising stock prices and periods of falling stock prices.

.. Foreign Investing Risk. Investing in foreign securities involves higher trading and custody costs than investing in U.S. companies. Accounting, legal and reporting practices are different than in the U.S. and regulation is often less stringent. Potential political or economic instability presents risks, as does the fluctuation in currency exchange rates, as well as the possible imposition of exchange control regulation or currency restrictions that could prevent the conversion of local currencies into U.S. dollars.


.. Management Risk. Capital Guardian's assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance, even in a rising market.


An investment in the Equity Fund is not a deposit of any bank or other insured depository institution and is not insured or guaranteed by the FDIC or any other government agency. You can lose money by investing in the Fund.

 Performance

How has the Equity Fund performed?


The following bar chart and table illustrate certain risks of investing in the Fund. The bar chart shows the Fund's total return for calendar years 2001-2004, during which time the Manager was primarily responsible for the management of the Fund, not Capital Guardian. Capital Guardian commenced serving as investment sub-adviser to the Fund on September 1, 2005. The information in the bar chart relates to Class A shares. Sales loads and taxes are not reflected in the bar chart, and if those charges were included, the return would be lower than indicated.


The table compares the Fund's average annual total return (before and after taxes) for the periods listed to a market index. The after-tax returns in the table are intended to show the impact of assumed federal income taxes on an investment in the Fund. The after-tax returns are shown for Class A shares only, and the after-tax returns for Class B shares will vary.

"Return After Taxes on Distributions" shows the effect of taxable distributions, but assumes that you still hold Fund shares at the end of the period and that you do not have any taxable gain or loss on the disposition of your Fund shares. "Return After Taxes on Distributions and Sale of Fund Shares" shows the effect of both taxable distributions and any taxable gain or loss that you would realize if you purchased Fund shares at the beginning of the specified period and sold Fund shares at the end of the specified period. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as individual retirement accounts. In some instances the "Return After Taxes on Distributions and Sale of Fund Shares" may be greater than the "Return Before Taxes" because the investor is assumed to be able to use the capital loss on the sale of the Fund shares to offset other taxable gains.

                                                    FUNDS AT A GLANCE continued



This information in the bar chart and the table below is intended to help you assess the variability of Fund returns over the periods listed (and consequently, the potential rewards and risks of a Fund investment). The Fund's past performance (before and after taxes) doesn't necessarily indicate how it will perform in the future.

                                    [CHART]
    CCCCC       Total Return
2001              -14.47%
2002              -18.75%
2003               22.81%
2004               7.80%

The Fund's best and worst quarters during the periods in the bar chart were:

  Best quarter: 11.64% during the 2nd quarter of 2003.

  Worst quarter: -14.92% during the 3rd quarter of 2002.

The following table shows the average annual total return on an investment in the Fund compared to a market index for the period 12/18/2000 (the effective date of the Trust's registration statement) to 12/31/2004 and for the 1-year period ended December 31, 2004:

                                                 12/18/2000
                                                     to
             Equity Fund                         12/31/2004 1-Year
             ----------------------------------- ---------- ------
             Return Before Taxes--Class A          -2.81%    4.53%
             Return Before Taxes--Class B          -2.96%    4.32%
             Return After Taxes on
              Distributions--Class A               -2.93%    4.38%
             Return After Taxes on Distributions
              and Sale of Fund Shares--Class A     -2.41%    3.85%
             S&P 500 Index*                        -0.55%   10.88%

*The S&P 500 Index tracks the common stock performance of large U.S. companies in the manufacturing, utilities, transportation and financial industries. In total, the S&P 500 is comprised of 500 common stocks. The S&P 500 Index represents an unmanaged group of stocks that differ from the composition of the Equity Fund. Unlike an investment in the Equity Fund, returns of the S&P 500 Index do not reflect expenses of investing. Moreover, returns of the S&P 500 Index do not reflect any deductions for taxes.

FUNDS AT A GLANCE continued

STATE FARM SMALL CAP EQUITY FUND
(SFSAX) (SFSBX)

 Investment Objective --

The State Farm Small Cap Equity Fund (the "Small Cap Equity Fund") seeks long-term growth of capital.

 Investment Sub-Adviser --

Capital Guardian Trust Company ("Capital Guardian").

 Principal Investment Strategies

How does this Fund pursue its investment objective?


The Small Cap Equity Fund invests primarily in equity securities of companies with relatively small market capitalizations located in the U.S. The companies in which the Small Cap Equity Fund invests typically have market capitalizations in the same range as found in the Russell 2000 Small Stock Index.(R)* As of April 30, 2005, that market capitalization range was $28 million to $4.9 billion.


The Fund invests in securities that Capital Guardian thinks represent good long-term investment opportunities. Capital Guardian may sell securities when it believes they no longer represent good long-term value.

The Fund may invest up to 25% of its assets in equity securities and depositary receipts of foreign companies.

 Investor Profile

Who should consider investing in the Small Cap Equity Fund?

The Fund is not an appropriate investment for short-term investors seeking to follow a strategy of market timing. Neither is the Fund an appropriate investment for frequent trading. The Fund is for investors with long-term investment objectives similar to those expressed by the Fund. Please see the prospectus sections on purchasing and exchanging shares for trading restrictions.

You may want to invest in the Small Cap Equity Fund if you:

.. can tolerate the price fluctuations and volatility that are inherent in investing in a broad based small cap stock mutual fund

..  want to diversify your investments

.. are seeking a long-term growth investment as part of an asset allocation program

                                      or

..  are investing for retirement or other goals that are many years in the future

You may not want to invest in the Small Cap Equity Fund if you:

..  are investing with a shorter investment time horizon in mind

..  are seeking income rather than capital appreciation

                                      or

.. are uncomfortable with an investment whose value is likely to vary substantially

--------------


*The Russell 2000(R) Index is a trademark/service mark, and Russell(TM) is a trademark, of the Frank Russell Company. The Small Cap Equity Fund is not sponsored, endorsed, sold or promoted by the Frank Russell Company, and the Frank Russell Company makes no representation regarding the advisability of investing in the Small Cap Index Fund. For more information regarding the Russell 2000 Small Stock Index, see the Trust's Statement of Additional Information.

                                                    FUNDS AT A GLANCE continued



                                     Risks

What are the main risks of investing in this Fund?

                                    [CHART]

                              Small Cap Equity Fund

.. Market Risk. The Fund invests mostly in common stocks, which represent an equity interest (ownership) in a business. Stock prices may fluctuate widely over short or even extended periods in response to company, market, or economic news. Stock markets also tend to move in cycles, with periods of rising stock prices and periods of falling stock prices.

.. Smaller Company Size. The Fund invests a large portion of its assets in smaller capitalization companies. The securities of small capitalization companies are often more difficult to value or dispose of, more difficult to obtain information about, and more volatile than stocks of larger, more established companies. In addition, the markets for the Fund's investments may not be actively traded, which increases the risk that Capital Guardian may have difficulty selling securities the Fund holds.

.. Foreign Investing Risk. Investing in foreign securities involves higher trading and custody costs than investing in U.S. companies. Accounting, legal and reporting practices are different than in the U.S. and regulation is often less stringent. Potential political or economic instability presents risks, as does the fluctuation in currency exchange rates, as well as the possible imposition of exchange control regulation or currency restrictions that could prevent the conversion of local currencies into U.S. dollars.

.. Management Risk. Capital Guardian's assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance, even in a rising market.

An investment in the Small Cap Equity Fund is not a deposit of any bank or other insured depository institution and is not insured or guaranteed by the FDIC or any other government agency. You can lose money by investing in the Fund.

 Performance

How has the Small Cap Equity Fund performed?

The following bar chart and table illustrate certain risks of investing in the Fund. The bar chart shows the Fund's total return for calendar years 2001-2004. The information in the bar chart relates to Class A shares. Sales loads and taxes are not reflected in the bar chart, and if those charges were included, the return would be lower than indicated.

The table compares the Fund's average annual total return (before and after taxes) for the periods listed to a market index. The after-tax returns in the table are intended to show the impact of assumed federal income taxes on an investment in the Fund. The after-tax returns are shown for Class A shares only, and the after-tax returns for Class B shares will vary.

"Return After Taxes on Distributions" shows the effect of taxable distributions, but assumes that you still hold Fund shares at the end of the period and that you do not have any taxable gain or loss on the disposition of your Fund shares. "Return After Taxes on Distributions and Sale of Fund Shares" shows the effect of both taxable distributions and any taxable gain or loss that you would realize if you purchased Fund shares at the beginning of the specified period and sold Fund shares at the end of the specified period. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as individual retirement accounts. In some instances the "Return After Taxes on Distributions and Sale of Fund Shares" may be greater than the "Return Before Taxes" because the investor is assumed to be able to use the capital loss on the sale of the Fund shares to offset other taxable gains.

FUNDS AT A GLANCE continued



This information in the bar chart and the table below is intended to help you assess the variability of Fund returns over the periods listed (and consequently, the potential rewards and risks of a Fund investment). The Fund's past performance (before and after taxes) doesn't necessarily indicate how it will perform in the future.

                                    [CHART]

                          Total Return

2001    -2.14%
2002   -26.15%
2003    39.38%
2004    6.20%

The Fund's best and worst quarters during the periods in the bar chart were:

  Best quarter: 25.93% during the 4th quarter of 2001.

  Worst quarter: -25.71% during the 3rd quarter of 2001.

The following table shows the average annual total return on an investment in the Fund compared to a market index for the period 12/18/2000 (the effective date of the Trust's registration statement) to 12/31/2004 and for the 1-year period ended December 31, 2004:

                                                 12/18/2000
                                                     to
             Small Cap Equity Fund               12/31/2004 1-Year
             ----------------------------------- ---------- ------
             Return Before Taxes--Class A           1.47%    3.06%
             Return Before Taxes--Class B           1.38%    2.76%
             Return After Taxes on
              Distributions--Class A                1.45%    3.06%
             Return After Taxes on Distributions
              and Sale of Fund Shares--Class A      1.24%    2.60%
             Russell 2000(R) Index*                10.27%   18.33%

*The Russell 2000(R) Index tracks the common stock performance of the 2000 smallest U.S. companies in the Russell 3000(R) Index, which represents approximately 10% of the total capitalization of the Russell 3000 Index. Unlike an investment in the Small Cap Equity Fund, returns of the Russell 2000 Index do not reflect expenses of investing. Moreover, returns of the Russell 2000 Index do not reflect any deductions for taxes.

                                                    FUNDS AT A GLANCE continued

STATE FARM INTERNATIONAL EQUITY FUND
(SFFAX) (SFFBX)

 Investment Objective --

The State Farm International Equity Fund (the "International Equity Fund") seeks long-term growth of capital.

 Investment Sub-Adviser --

Capital Guardian Trust Company ("Capital Guardian")

 Principal Investment Strategies

How does this Fund pursue its investment objective?


The International Equity Fund invests its assets primarily in common stocks of companies located in European countries (Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom), Australia, New Zealand, Hong Kong, Japan and Singapore. The Fund may also invest in companies located in other countries and in emerging markets. There is no restriction on the size of the companies in which the Fund invests.


The Fund invests in securities that Capital Guardian thinks represent good long-term investment opportunities. Capital Guardian may sell securities when it believes they no longer represent good long-term value.
 Investor Profile

Who should consider investing in the International Equity Fund?

The Fund is not an appropriate investment for short-term investors seeking to follow a strategy of market timing. Neither is the Fund an appropriate investment for frequent trading. The Fund is for investors with long-term investment objectives similar to those expressed by the Fund. Please see the prospectus sections on purchasing and exchanging shares for trading restrictions.

You may want to invest in the International Equity Fund if you:

.. can tolerate the price fluctuations and volatility that are inherent in investing in an international stock mutual fund

..  want to diversify your investments

.. are seeking a long-term growth investment as part of an asset allocation program

                                      or

..  are investing for retirement or other goals that are many years in the future

You may not want to invest in the International Equity Fund if you:

..  are investing with a shorter investment time horizon in mind

..  are seeking income rather than capital appreciation

..  are uncomfortable investing in companies that are not located in the United
   States

                                      or

.. are uncomfortable with an investment whose value is likely to vary substantially

FUNDS AT A GLANCE continued



                                     Risks

What are the main risks of investing in this Fund?

                                    [CHART]

                            International Equity Fund

.. Market Risk. The Fund invests mostly in common stocks, which represent an equity interest (ownership) in a business. Stock prices may fluctuate widely over short or even extended periods in response to company, market, or economic news. Stock markets also tend to move in cycles, with periods of rising stock prices and periods of falling stock prices.

.. Foreign Investing Risk. Investing in foreign securities involves higher trading and custody costs than investing in U.S. companies. Accounting, legal and reporting practices are different than in the U.S. and regulation is often less stringent. Potential political or economic instability presents risks, as does the fluctuation in currency exchange rates, as well as the possible imposition of exchange control regulation or currency restrictions that could prevent the conversion of local currencies into U.S. dollars. These risks are heightened for emerging or developing countries, which may experience substantial rates of inflation, may be adversely affected by barriers and may experience rapid depreciation in their currencies.

.. Management Risk. Capital Guardian's assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance, even in a rising market.

An investment in the International Equity Fund is not a deposit of any bank or other insured depository institution and is not insured or guaranteed by the FDIC or any other government agency. You can lose money by investing in the Fund.

 Performance

How has the International Equity Fund performed?

The following bar chart and table illustrate certain risks of investing in the Fund. The bar chart shows the Fund's total return for calendar years 2001-2004. The information in the bar chart relates to Class A shares. Sales loads and taxes are not reflected in the bar chart, and if those charges were included, the return would be lower than indicated.

The table compares the Fund's average annual total return (before and after taxes) for the periods listed to a market index. The after-tax returns in the table are intended to show the impact of assumed federal income taxes on an investment in the Fund. The after-tax returns are shown for Class A shares only, and the after-tax returns for Class B shares will vary.

"Return After Taxes on Distributions" shows the effect of taxable distributions, but assumes that you still hold Fund shares at the end of the period and that you do not have any taxable gain or loss on the disposition of your Fund shares. "Return After Taxes on Distributions and Sale of Fund Shares" shows the effect of both taxable distributions and any taxable gain or loss that you would realize if you purchased Fund shares at the beginning of the specified period and sold Fund shares at the end of the specified period. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as individual retirement accounts. In some instances the "Return After Taxes on Distributions and Sale of Fund Shares" may be greater than the "Return Before Taxes" because the investor is assumed to be able to use the capital loss on the sale of the Fund shares to offset other taxable gains.

                                                    FUNDS AT A GLANCE continued



This information in the bar chart and the table below is intended to help you assess the variability of Fund returns over the periods listed (and consequently, the potential rewards and risks of a Fund investment). The Fund's past performance (before and after taxes) doesn't necessarily indicate how it will perform in the future.

                                    [CHART]
International Equity Fund        Total Return
2001                               -19.35%
2002                               -17.17%
2003                                33.61%
2004                                12.34%

The Fund's best and worst quarters during the periods in the bar chart were:

  Best quarter: 17.88% during the 2nd quarter of 2003.

  Worst quarter: -20.86% during the 3rd quarter of 2002.

The following table shows the average annual total return on an investment in the Fund compared to a market index for the period 12/18/2000 (the effective date of the Trust's registration statement) to 12/31/2004 and for the 1-year period ended December 31, 2004:

                                                 12/18/2000
                                                     to
             International Equity Fund           12/31/2004 1-Year
             ----------------------------------- ---------- ------
             Return Before Taxes--Class A          -0.55%    8.96%
             Return Before Taxes--Class B          -0.69%    8.89%
             Return After Taxes on
              Distributions--Class A               -0.77%    8.85%
             Return After Taxes on Distributions
              and Sale of Fund Shares--Class A     -0.58%    7.62%
             EAFE(R) Free Index*                    2.83%   20.25%

*The Morgan Stanley Capital International Europe, Australasia and Far East Free
 (EAFE(R) Free) Index currently measures the performance of stock markets of Europe, Australia, New Zealand, and the Far East and takes into account local market restrictions on share ownership by foreigners. The EAFE Free Index is meant to reflect actual opportunities for foreign investors in a local market. Unlike an investment in the International Equity Fund, returns of the EAFE Free Index do not reflect expenses of investing. Moreover, returns of the EAFE Free Index do not reflect any deductions for taxes.

FUNDS AT A GLANCE continued

STATE FARM S&P 500 INDEX FUND
(SLIAX) (SLIBX)

 Investment Objective --

The State Farm S&P 500 Index Fund (the "S&P 500 Index Fund") seeks to provide investment results that correspond to the total return of publicly traded common stocks in the aggregate, as represented by the Standard & Poor's 500 Stock Index (the "S&P 500(R) Index")*.

 Principal Investment Strategies

How does this Fund pursue its investment objectives?

The S&P 500 Index Fund invests all of its assets in a separate series of an unaffiliated mutual fund called Master Investment Portfolio (the "Master Fund"). That series, called the S&P 500 Index Master Portfolio, holds each of the stocks that make up the S&P 500 Index. The S&P 500 Index Master Portfolio and the S&P 500 Index Fund have substantially similar investment objectives. Barclays Global Fund Advisors ("Barclays") is the investment adviser to the S&P 500 Index Master Portfolio.

Barclays seeks to achieve investment performance that is similar to the S&P 500 Index (the Fund's target benchmark). The S&P 500 Index is a widely used measure of large U.S. company stock performance. S&P selects stocks for the S&P 500 Index based upon the following factors:

..  market value

.. industry group classification (so that the S&P 500 Index represents a broad range of industry segments within the U.S. economy)

..  trading activity, to ensure ample liquidity and efficient share pricing

.. fundamental analysis, to ensure that companies in the S&P 500 Index are stable

The S&P 500 Index Master Portfolio pursues its investment objective by:

..  investing in all of the securities that make up the S&P 500 Index

.. investing in these securities in proportions that match the weightings of the S&P 500 Index

Under normal operating conditions, the S&P 500 Index Master Portfolio seeks to invest at least 90% of its total assets in stocks that are represented in the S&P 500 Index.

 Investor Profile

Who should consider investing in the S&P 500 Index Fund?

The Fund is not an appropriate investment for short-term investors seeking to follow a strategy of market timing. Neither is the Fund an appropriate investment for frequent trading. The Fund is for investors with long-term investment objectives similar to those expressed by the Fund. Please see the prospectus sections on purchasing and exchanging shares for trading restrictions.

You may want to invest in the S&P 500 Index Fund if you:

.. can tolerate the price fluctuations and volatility that are inherent in investing in a broad based stock mutual fund

..  want to invest in stocks, but with an indexing approach

..  want to diversify your investments

..  are seeking a growth investment as part of an asset allocation program

                                      or

..  are investing for retirement or other goals that are many years in the future

You may not want to invest in the S&P 500 Index Fund if you:

..  are investing with a shorter investment time horizon in mind

..  are seeking income rather than capital appreciation

                                      or

.. are uncomfortable with an investment whose value is likely to vary substantially

--------------

*"Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500" and
 "500" are trademarks of The McGraw-Hill Companies, Inc. that have been licensed for use by State Farm Mutual Fund Trust. The S&P 500 Index Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representations regarding the advisability of investing in the S&P 500 Index Fund. For more information regarding the S&P 500 Index, see the Trust's Statement of Additional Information.

                                                    FUNDS AT A GLANCE continued



                                     Risks


The main risks of investing in the S&P 500 Index Fund are the same as the main risks of investing in S&P 500 Index Master Portfolio. What are the main risks of investing in the S&P 500 Index Master Portfolio?

                                    [CHART]

                               S&P 500 Index Fund

.. Market Risk. The S&P 500 Index Master Portfolio invests mostly in common stocks, which represent an equity interest (ownership) in a business. Stock prices may fluctuate widely over short or even extended periods in response to company, market, or economic news. Stock markets also tend to move in cycles, with periods of rising stock prices and periods of falling stock prices.

.. Indexing Risk. The S&P 500 Index Master Portfolio attempts to match the performance of the S&P 500 Index, but there is no guarantee that it will be able to do so. The degree to which the S&P 500 Index Master Portfolio fails to track the performance of the index is referred to as "tracking error," which Barclays expects to be less than 5% over time. The S&P 500 Index Master Portfolio tries to stay fully invested at all times in assets that will help it achieve its investment objective. Even when stock prices are falling, the S&P 500 Index Master Portfolio will stay fully invested and may decline more than its benchmark index. An index is not a mutual fund and you cannot invest in an index. The composition and weighting of securities in an index can, and often do, change.

.. Management Risk. Barclays' assessment of the relative weightings of the companies held in the S&P 500 Index Master Portfolio may prove incorrect, resulting in losses or poor performance, even in a rising market.

An investment in the S&P 500 Index Fund is not a deposit of any bank or other insured depository institution and is not insured or guaranteed by the FDIC or any other government agency. You can lose money by investing in the Fund.

 Performance

How has the S&P 500 Index Fund performed?

The following bar chart and table illustrate certain risks of investing in the Fund. The bar chart shows the Fund's total return for calendar years 2001-2004. The information in the bar chart relates to Class A shares. Sales loads and taxes are not reflected in the bar chart, and if those charges were included, the return would be lower than indicated.

The table compares the Fund's average annual total return (before and after taxes) for the periods listed to a market index. The after-tax returns in the table are intended to show the impact of assumed federal income taxes on an investment in the Fund. The after-tax returns are shown for Class A shares only, and the after-tax returns for Class B shares will vary.

"Return After Taxes on Distributions" shows the effect of taxable distributions, but assumes that you still hold Fund shares at the end of the period and that you do not have any taxable gain or loss on the disposition of your Fund shares. "Return After Taxes on Distributions and Sale of Fund Shares" shows the effect of both taxable distributions and any taxable gain or loss that you would realize if you purchased Fund shares at the beginning of the specified period and sold Fund shares at the end of the specified period. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as individual retirement accounts. In some instances the "Return After Taxes on Distributions and Sale of Fund Shares" may be greater than the "Return Before Taxes" because the investor is assumed to be able to use the capital loss on the sale of the Fund shares to offset other taxable gains.

FUNDS AT A GLANCE continued



This information in the bar chart and the table below is intended to help you assess the variability of Fund returns over the periods listed (and consequently, the potential rewards and risks of a Fund investment). The Fund's past performance (before and after taxes) doesn't necessarily indicate how it will perform in the future.

                                    [CHART]

                         Total Return

2001   -12.75%
2002   -22.60%
2003    27.39%
2004    10.06%

The Fund's best and worst quarters during the periods in the bar chart were:

  Best quarter: 15.24% during the 2nd quarter of 2003.

  Worst quarter: -17.36% during the 3rd quarter of 2002.

The following table shows the average annual total return on an investment in the Fund compared to a market index for the period 12/18/2000 (the effective date of the Trust's registration statement) to 12/31/2004 and for the 1-year period ended December 31, 2004:

                                                 12/18/2000
                                                     to
             S&P 500 Index Fund                  12/31/2004 1-Year
             ----------------------------------- ---------- ------
             Return Before Taxes--Class A          -2.13%    6.77%
             Return Before Taxes--Class B          -2.20%    6.67%
             Return After Taxes on
              Distributions--Class A               -2.31%    6.60%
             Return After Taxes on Distributions
              and Sale of Fund Shares--Class A     -1.88%    5.75%
             S&P 500 Index*                        -0.55%   10.88%

*The S&P 500 Index tracks the common stock performance of large U.S. companies in the manufacturing, utilities, transportation and financial industries. In total, the S&P 500 is comprised of 500 common stocks. The S&P 500 Index represents an unmanaged group of stocks that differ from the composition of the S&P 500 Index Fund. Unlike an investment in the S&P 500 Index Fund, returns of the S&P 500 Index do not reflect expenses of investing. Moreover, returns of the S&P 500 Index do not reflect any deductions for taxes.

                                                    FUNDS AT A GLANCE continued

STATE FARM SMALL CAP INDEX FUND
(SMIAX) (SMIBX)

 Investment Objective --

The State Farm Small Cap Index Fund (the "Small Cap Index Fund") seeks to match as closely as practicable, before fees and expenses, the performance of the Russell 2000 Small Stock Index(R)* (the "Russell 2000 Index").


 Investment Sub-Adviser --



Northern Trust Investments, N.A ("Northern Trust").


 Principal Investment Strategies

How does this Fund pursue its investment objectives?


Northern Trust seeks to achieve investment performance for the Small Cap Index Fund that is similar to the Russell 2000 Index.


The Russell 2000 Index is an index of 2,000 small companies that is created by taking the largest 3,000 companies in the U.S. and eliminating the largest 1,000 of those companies.


The Small Cap Index Fund pursues its investment objective by investing in a representative sample of the securities contained in the Russell 2000 Index based upon replication and optimization modeling techniques.



Under normal operating conditions, the Small Cap Index Fund seeks to invest at least 80% of its total assets in the equity securities included in the Russell 2000 Index, in weights that approximate the relative composition of the securities contained in the index.


--------------

*The Russell 2000(R) Index is a trademark/service mark, and Russell(TM) is a trademark, of the Frank Russell Company. The Small Cap Index Fund is not sponsored, endorsed, sold or promoted by the Frank Russell Company, and the Frank Russell Company makes no representation regarding the advisability of investing in the Small Cap Index Fund. For more information regarding the Russell 2000 Index, see the Trust's Statement of Additional Information.


 Investor Profile

Who should consider investing in the Small Cap Index Fund?

The Fund is not an appropriate investment for short-term investors seeking to follow a strategy of market timing. Neither is the Fund an appropriate investment for frequent trading. The Fund is for investors with long-term investment objectives similar to those expressed by the Fund. Please see the prospectus sections on purchasing and exchanging shares for trading restrictions.

You may want to invest in the Small Cap Index Fund if you:

.. can tolerate the price fluctuations and volatility that are inherent in investing in a broad based small cap stock mutual fund

..  want to invest in stocks, but with an indexing approach

..  want to diversify your investments

..  are seeking a growth investment as part of an asset allocation program

                                      or

..  are investing for retirement or other goals that are many years in the future

You may not want to invest in the Small Cap Index Fund if you:

..  are investing with a shorter investment time horizon in mind

..  are seeking income rather than capital appreciation

                                      or

.. are uncomfortable with an investment whose value is likely to vary substantially

FUNDS AT A GLANCE continued



                                     Risks


What are the main risks of investing in the Small Cap Index Fund?


                                    [CHART]

                              Small Cap Index Fund


.. Market Risk. The Small Cap Index Fund invests mostly in common stocks, which represent an equity interest (ownership) in a business. Stock prices may fluctuate widely over short or even extended periods in response to company, market, or economic news. Stock markets also tend to move in cycles, with periods of rising stock prices and periods of falling stock prices.



.. Smaller Company Size. The Small Cap Index Fund invests a large portion of its assets in smaller capitalization companies. The securities of small capitalization companies are often more difficult to value or dispose of, more difficult to obtain information about, and more volatile than stocks of larger, more established companies. In addition, the markets for the Small Cap Index Fund's investments may not be actively traded, which increases the risk that Northern Trust may have difficulty selling securities the Small Cap Index Fund holds.



.. Indexing Risk. The Small Cap Index Fund attempts to match the performance of the Russell 2000 Index, but there is no guarantee that it will be able to do so. The degree to which the Small Cap Index Fund fails to track the performance of the index is referred to as "tracking error." Northern Trust expects that, over time and under normal circumstances, the quarterly performance of the Small Cap Index Fund, before expenses, will be within 95% of the performance of the Russell 2000 Index. The Small Cap Index Fund tries to stay fully invested at all times in assets that will help it achieve its investment objective. Even when stock prices are falling, the Small Cap
   Index Fund will stay fully invested and may decline more than its benchmark index. An index is not a mutual fund and you cannot invest in an index. The composition and weighting of securities in an index can, and often do, change.


An investment in the Small Cap Index Fund is not a deposit of any bank or other insured depository institution and is not insured or guaranteed by the FDIC or any other government agency. You can lose money by investing in the Fund.

 Performance

How has the Small Cap Index Fund performed?


The following bar chart and table illustrate certain risks of investing in the Fund. The bar chart shows the Fund's total return for calendar years 2001-2004, during which time the Fund was a feeder fund that invested all of its assets into a series of Master Fund. Northern Trust commenced serving as investment adviser to the Fund on September 9, 2005. The information in the bar chart relates to Class A shares. Sales loads and taxes are not reflected in the bar chart, and if those charges were included, the return would be lower than indicated.


The table compares the Fund's average annual total return (before and after taxes) for the periods listed to a market index. The after-tax returns in the table are intended to show the impact of assumed federal income taxes on an investment in the Fund. The after-tax returns are shown for Class A shares only, and the after-tax returns for Class B shares will vary.

"Return After Taxes on Distributions" shows the effect of taxable distributions, but assumes that you still hold Fund shares at the end of the period and that you do not have any taxable gain or loss on the disposition of your Fund shares. "Return After Taxes on Distributions and Sale of Fund Shares" shows the effect of both taxable distributions and any taxable gain or loss that you would realize if you purchased Fund shares at the beginning of the specified period and sold Fund shares at the end of the specified period. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as individual retirement accounts. In some instances the "Return After Taxes on Distributions and Sale of Fund Shares" may be greater than the "Return Before Taxes" be-

                                                    FUNDS AT A GLANCE continued


cause the investor is assumed to be able to use the capital loss on the sale of the Fund shares to offset other taxable gains.

This information in the bar chart and the table below is intended to help you assess the variability of Fund returns over the periods listed (and consequently, the potential rewards and risks of a Fund investment). The Fund's past performance (before and after taxes) doesn't necessarily indicate how it will perform in the future.

                                    [CHART]

                          Total Return

2001     1.42%
2002   -21.06%
2003    44.70%
2004    17.40%


The Fund's best and worst quarters during the periods in the bar chart were:

  Best quarter: 22.74% during the 2nd quarter of 2003.

  Worst quarter: -21.50% during the 3rd quarter of 2002.

The following table shows the average annual total return on an investment in the Fund compared to a market index for the period 12/18/2000 (the effective date of the Trust's registration statement) to 12/31/2004 and for the 1-year period ended December 31, 2004:

                                                 12/18/2000
                                                     to
             Small Cap Index Fund                12/31/2004 1-Year
             ----------------------------------- ---------- ------
             Return Before Taxes--Class A           8.24%   13.89%
             Return Before Taxes--Class B           8.30%   13.90%
             Return After Taxes on
              Distributions--Class A                7.75%   13.04%
             Return After Taxes on Distributions
              and Sale of Fund Shares--Class A      6.85%   11.47%
             Russell 2000(R) Index*                10.27%   18.33%

*The Russell 2000(R) Index tracks the common stock performance of the 2000 smallest U.S. companies in the Russell 3000(R) Index, which represents approximately 10% of the total capitalization of the Russell 3000 Index. Unlike an investment in the Small Cap Index Fund, returns of the Russell 2000 Index do not reflect expenses of investing. Moreover, returns of the Russell 2000 Index do not reflect any deductions for taxes.

FUNDS AT A GLANCE continued

STATE FARM INTERNATIONAL INDEX FUND
(SIIAX) (SIIBX)

 Investment Objective --

The State Farm International Index Fund (the "International Index Fund") seeks to match as closely as practicable, before fees and expenses, the performance of an international portfolio of common stocks represented by the Morgan Stanley Capital International Europe, Australasia, and Far East Free Index ("EAFE(R) Free Index").*


 Investment Sub-Adviser --



Northern Trust Investments, N.A ("Northern Trust").


 Principal Investment Strategies

How does this Fund pursue its investment objectives?


Northern Trust seeks to achieve investment performance for the International Index Fund that is similar to the EAFE Free Index.



The EAFE Free Index is a capitalization-weighted index that currently includes stocks of companies located in 16 European countries (Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom), Australia, New Zealand, Hong Kong, Japan and Singapore. The International Index Fund selects a representative sample of the securities contained in the EAFE Free Index based upon replication and optimization modeling techniques.



The International Index Fund attempts to remain as fully invested as practicable in a pool of stocks and other equity securities that are found in the EAFE Free Index in a manner that is expected to approximate the performance of the EAFE Free Index. Under normal operating conditions, the International Index Fund seeks to invest at least 80% of its total assets in the equity securities included in the EAFE Free Index, in weights that approximate the relative composition of the securities contained in the index.


 Investor Profile

Who should consider investing in the International Index Fund?

The Fund is not an appropriate investment for short-term investors seeking to follow a strategy of market timing. Neither is the Fund an appropriate investment for frequent trading. The Fund is for investors with long-term investment objectives similar to those expressed by the Fund. Please see the prospectus sections on purchasing and exchanging shares for trading restrictions.

You may want to invest in the International Index Fund if you:

.. can tolerate the price fluctuations and volatility that are inherent in investing in a broad based international stock mutual fund

..  want to invest in stocks, but with an indexing approach

..  want to diversify your investments

..  are seeking a growth investment as part of an asset allocation program

                                      or

..  are investing for retirement or other goals that are many years in the future

You may not want to invest in the International Index Fund if you:

..  are investing with a shorter investment time horizon in mind

..  are seeking income rather than capital appreciation

..  are uncomfortable investing in companies that are not located in the United
   States

                                      or

.. are uncomfortable with an investment whose value is likely to vary substantially

--------------
*The EAFE(R) Free Index is the exclusive property of Morgan Stanley Capital
 International Inc. ("MSCI"). Morgan Stanley Capital International is a service mark of MSCI and has been licensed for use by the State Farm Mutual Fund Trust (the "Trust"). EAFE(R) Free is a trade or service mark of MSCI and its affiliates and has been licensed for use for certain purposes by the Trust. The International Index Fund, based on the EAFE(R) Free Index, has not been passed on by MSCI as to its legality or suitability and is not issued, sponsored, endorsed, sold or promoted by MSCI. MSCI makes no warranties and bears no liability with respect to the International Index Fund. MSCI has no responsibility for, and does not participate in the management of, the International Index Fund's assets or the sale of the International Index Fund's shares. The Statement of Additional Information contains a more detailed description of the limited relationship MSCI has with the Trust and the International Index Fund.

                                                    FUNDS AT A GLANCE continued



                                     Risks


What are the main risks of investing in the International Index Fund?


                                    [CHART]

                            International Index Fund


.. Market Risk. The International Index Fund invests mostly in common stocks, which represent an equity interest (ownership) in a business. Stock prices may fluctuate widely over short or even extended periods in response to company, market, or economic news. Stock markets also tend to move in cycles, with periods of rising stock prices and periods of falling stock prices.


.. Foreign Investing Risk. Investing in foreign securities involves higher trading and custody costs than investing in U.S. companies. Accounting, legal and reporting practices are different than in the U.S. and regulation is often less stringent. Potential political or economic instability presents risks as does the fluctuation in currency exchange rates, as well as the possible imposition of exchange control regulation or currency restrictions that could prevent the conversion of local currencies into U.S. dollars. These risks are heightened for emerging or developing countries, which may experience substantial rates of inflation, may be adversely affected by barriers and may experience rapid depreciation in their currencies.


.. Indexing Risk. The International Index Fund attempts to match the performance of the EAFE Free Index, but there is no guarantee that it will be able to do so. The degree to which the International Index Fund fails to track the performance of the index is referred to as "tracking error." Northern Trust expects that over time and under normal circumstances that the quarterly performance of the International Index Fund, before expenses, will be within 95% of the performance of the EAFE Free Index. The International Index Fund tries to stay fully invested at all times in assets that will help it achieve its investment objective. Even when stock prices are falling, the International Index Fund will stay fully invested and may decline more than the Fund's benchmark index. An index is not a mutual fund and you cannot invest in an index. The composition and weighting of securities in an index can, and often do, change.


An investment in the International Index Fund is not a deposit of any bank or other insured depository institution and is not insured or guaranteed by the FDIC or any other government agency. You can lose money by investing in the Fund.

 Performance

How has the International Index Fund performed?


The following bar chart and table illustrate certain risks of investing in the Fund. The bar chart shows the Fund's total return for calendar years 2001-2004, during which time the Fund was a feeder fund that invested all of its assets into a series of Master Fund. Northern Trust commenced serving as investment adviser to the Fund on September 9, 2005. The information in the bar chart relates to Class A shares. Sales loads and taxes are not reflected in the bar chart, and if those charges were included, the return would be lower than indicated.


The table compares the Fund's average annual total return (before and after taxes) for the periods listed to a market index. The after-tax returns in the table are intended to show the impact of assumed federal income taxes on an investment in the Fund. The after-tax returns are shown for Class A shares only, and the after-tax returns for Class B shares will vary.

"Return After Taxes on Distributions" shows the effect of taxable distributions, but assumes that you still hold Fund shares at the end of the period and that you do not have any taxable gain or loss on the disposition of your Fund shares. "Return After Taxes on Distributions and Sale of Fund Shares" shows the effect of both taxable distributions and any taxable gain or loss that you would realize if you purchased Fund shares at the beginning of the specified period and sold Fund shares at the end of the specified period. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those

FUNDS AT A GLANCE continued


shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as individual retirement accounts. In some instances the "Return After Taxes on Distributions and Sale of Fund Shares" may be greater than the "Return Before Taxes" because the investor is assumed to be able to use the capital loss on the sale of the Fund shares to offset other taxable gains.

This information in the bar chart and the table below is intended to help you assess the variability of Fund returns over the periods listed (and consequently, the potential rewards and risks of a Fund investment). The Fund's past performance (before and after taxes) doesn't necessarily indicate how it will perform in the future.

                                    [CHART]

                         Total Return

2001   -22.19%
2002   -17.08%
2003    36.95%
2004    19.15%

The Fund's best and worst quarters during the periods in the bar chart were:

  Best quarter: 19.15% during the 2nd quarter of 2003.

  Worst quarter: -20.13% during the 3rd quarter of 2002.

The following table shows the average annual total return on an investment in the Fund compared to a market index for the period 12/18/2000 (the effective date of the Trust's registration statement) to 12/31/2004 and for the 1-year period ended December 31, 2004:

                                                 12/18/2000
                                                     to
             International Index Fund            12/31/2004 1-Year
             ----------------------------------- ---------- ------
             Return Before Taxes--Class A          0.90%    15.58%
             Return Before Taxes--Class B          0.80%    15.60%
             Return After Taxes on
              Distributions--Class A               0.67%    15.39%
             Return After Taxes on Distributions
              and Sale of Fund Shares--Class A     0.65%    13.24%
             EAFE(R) Free Index*                   2.83%    20.25%

*The Morgan Stanley Capital International Europe, Australasia and Far East Free
 (EAFE(R) Free) Index currently measures the performance of stock markets of Europe, Australia, New Zealand, and the Far East and takes into account local market restrictions on share ownership by foreigners. The EAFE Free Index is meant to reflect actual opportunities for foreign investors in a local market. Unlike an investment in the International Index Fund, returns of the EAFE Free Index do not reflect expenses of investing. Moreover, returns of the EAFE Free Index do not reflect any deductions for taxes.

                                                    FUNDS AT A GLANCE continued

STATE FARM EQUITY AND BOND FUND
(SLBAX) (SLBBX)

 Investment Objective --

The State Farm Equity and Bond Fund (the "Equity and Bond Fund") seeks long-term growth of principal while providing some current income.

 Principal Investment Strategies

How does this Fund pursue its investment objective?

The Equity and Bond Fund invests all of its assets in shares of the State Farm Equity Fund and the State Farm Bond Fund. Generally, the Equity and Bond Fund attempts to maintain approximately 60% of its net assets in shares of the State Farm Equity Fund and approximately 40% of its net assets in shares of the State Farm Bond Fund. The Equity and Bond Fund never invests more than 75% of its net assets in either underlying Fund. Though the Equity and Bond Fund is not an asset allocation or market timing mutual fund, it does, from time to time, adjust the amount of its assets invested in each underlying Fund as economic, market and financial conditions warrant. Please refer to the descriptions of the investments of the State Farm Equity Fund and the State Farm Bond Fund for a discussion of the portfolio securities of these Funds and the risks associated with each.

 Investor Profile

Who should consider investing in the Equity and Bond Fund?

The Fund is not an appropriate investment for short-term investors seeking to follow a strategy of market timing. Neither is the Fund an appropriate investment for frequent trading. The Fund is for investors with long-term investment objectives similar to those expressed by the Fund. Please see the prospectus sections on purchasing and exchanging shares for trading restrictions.

You may want to invest in the Equity and Bond Fund if you are seeking:

..  long-term growth potential;

..  some current income;

                                      or

.. the convenience of a balanced portfolio of stocks and bonds in a single investment.

You may not want to invest in the Equity and Bond Fund if you:

..  have a short-term investment horizon

.. want the greater growth potential of an investment entirely in equity securities

                                      or

..  are unwilling to accept share price fluctuations

                                     Risks

                                    [CHART]

                              Equity and Bond Fund

What are the main risks of investing in this Fund?

.. In General. Because the Equity and Bond Fund invests all of its assets in the State Farm Equity Fund and the State Farm Bond Fund, the risks of investing in the Equity and Bond Fund are the same as investing in those underlying Funds.

..  Market Risk. The Fund invests all of its assets in the State Farm Equity
   Fund and the State Farm Bond Fund. The prices of shares of these underlying funds may fluctuate widely over short or even extended periods in response to company, market, or economic news. The markets in which the underlying funds invest also tend to move in cycles, with periods of rising prices and periods of falling prices.

.. Foreign Investing Risk. The underlying Funds permit investments in foreign securities. Investing in foreign securities involves higher trading and custody costs than investing in U.S. companies. Accounting, legal and reporting practices are different than in the U.S. and regulation is often less stringent. Potential political or economic instability presents risks, as does the fluctuation in currency exchange rates, as well as the possible imposition of exchange control regulation or currency restrictions that could prevent the conversion of local currencies into U.S. dollars.

FUNDS AT A GLANCE continued



.. Risk Associated with Investing in Bonds. The Equity and Bond Fund may invest up to 75% of its assets in the State Farm Bond Fund. An investment in the State Farm Bond Fund is subject to risks associated with investing in fixed income securities, such as bonds, which include:

 . Interest Rate Risk. The risk that the bonds that the State Farm Bond Fund holds may decline in market value due to an increase in interest rates. Another risk associated with interest rate changes is call risk. Call risk is the risk that during periods of falling interest rates, a bond issuer will "call" or repay a higher yielding bond before the maturity date of the bond. Under these circumstances, the State Farm Bond Fund may have to reinvest the proceeds in an investment that provides a lower yield than the called bond.

 . Income Risk. The risk that the income from the bonds the State Farm Bond Fund holds will decline due to falling interest rates.

 . Credit Risk. The risk that a bond issuer fails to make principal or interest payments when due to the State Farm Bond Fund, or that the credit quality of the issuer falls.

.. Management Risk. The Manager's assessment of investments and companies held in the underlying Funds may prove incorrect, resulting in losses or poor performance, even in a rising market.

An investment in the Equity and Bond Fund is not a deposit of any bank or other insured depository institution and is not insured or guaranteed by the FDIC or any other government agency. You can lose money by investing in the Fund.

 Performance

How has the Equity and Bond Fund performed?

The following bar chart and table illustrate certain risks of investing in the Fund. The bar chart shows the Fund's total return for calendar years 2001-2004. The information in the bar chart relates to Class A shares. Sales loads and taxes are not reflected in the bar chart, and if those charges were included, the return would be lower than indicated.

The table compares the Fund's average annual total return (before and after taxes) for the periods listed to market indices. The after-tax returns in the table are intended to show the impact of assumed federal income taxes on an investment in the Fund. The after-tax returns are shown for Class A shares only, and the after-tax returns for Class B shares will vary.

"Return After Taxes on Distributions" shows the effect of taxable distributions, but assumes that you still hold Fund shares at the end of the period and that you do not have any taxable gain or loss on the disposition of your Fund shares. "Return After Taxes on Distributions and Sale of Fund Shares" shows the effect of both taxable distributions and any taxable gain or loss that you would realize if you purchased Fund shares at the beginning of the specified period and sold Fund shares at the end of the specified period. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as individual retirement accounts. In some instances the "Return After Taxes on Distributions and Sale of Fund Shares" may be greater than the "Return Before Taxes" because the investor is assumed to be able to use the capital loss on the sale of the Fund shares to offset other taxable gains.

This information in the bar chart and the table below is intended to help you assess the variability of Fund returns over the periods listed (and consequently, the potential rewards and risks of a Fund investment). The Fund's past performance (before and after taxes) doesn't necessarily indicate how it will perform in the future.

                                    [CHART]

                          Total Return

2001   -5.67%
2002   -7.93%
2003   14.70%
2004   6.28%

                                                    FUNDS AT A GLANCE continued



The Fund's best and worst quarters during the years in the bar chart were:

  Best quarter: 7.82% during the 2nd quarter of 2003.

  Worst quarter: -7.57 during the 1st quarter of 2001.

The following table shows the average annual total return on an investment in the Fund compared to market indices for the period 12/18/2000 (the effective date of the Trust's registration statement) to 12/31/2004 and for the 1-year period ended December 31, 2004:

                                                 12/18/2000
                                                     to
             Equity and Bond Fund                12/31/2004 1-Year
             ----------------------------------- ---------- ------
             Return Before Taxes--Class A           0.67%    3.12%
             Return Before Taxes--Class B           0.62%    2.89%
             Return After Taxes on
              Distributions--Class A               -0.08%    2.59%
             Return After Taxes on Distributions
              and Sale of Fund Shares--Class A      0.13%    2.42%
             S&P 500 Index*                        -0.55%   10.88%
             Lehman Brothers Aggregate Bond
              Index**                               6.77%    4.34%
             Blended Benchmark***                   2.72%    8.30%

* The S&P 500 Index tracks the common stock performance of large U.S. companies in the manufacturing, utilities, transportation and financial industries. In total, the S&P 500 is comprised of 500 common stocks. The S&P 500 Index represents an unmanaged group of stocks that differ from the composition of the Equity and Bond Fund. Unlike an investment in the Equity and Bond Fund, returns of the S&P 500 Index do not reflect expenses of investing. Moreover, returns of the S&P 500 Index do not reflect any deductions for taxes.

**The Lehman Brothers U.S. Aggregate Bond Index represents debt securities in the U.S. investment grade fixed rate taxable bond market, including government and corporate debt securities, mortgage pass-through debt securities and asset-backed debt securities with maturities greater than one year. The Lehman Brothers U.S. Aggregate Bond Index represents an unmanaged group of debt securities that differ from the composition of the Equity and Bond Fund. Unlike an investment in the Equity and Bond Fund, returns of the Lehman Brothers U.S. Aggregate Bond Index do not reflect expenses of investing. Moreover, returns of the Lehman Brothers U.S. Aggregate Bond Index do not reflect any deductions for taxes.

***The Manager computes the Blended Benchmark using 60% S&P 500 Index and 40%
   Lehman Brothers Aggregate Bond Index. Unlike an investment in the Equity and Bond Fund, returns of the Blended Benchmark do not reflect expenses of investing. Moreover, returns of the Blended Benchmark do not reflect any deductions for taxes.

FUNDS AT A GLANCE continued

STATE FARM BOND FUND
(SFBAX) (SFBBX)

 Investment Objective --

The State Farm Bond Fund (the "Bond Fund") seeks to realize over a period of years the highest yield consistent with investing in investment grade bonds.

 Principal Investment Strategies

How does this Fund pursue its investment objective?

The Bond Fund invests primarily in investment grade bonds issued by U.S. companies, U.S. government and agency obligations, and mortgage backed securities. Under normal circumstances, the Bond Fund invests at least 80% of its net assets plus any borrowings in investment grade bonds or in bonds that are not rated, but that the Manager has determined to be of comparable quality. A bond is investment grade if Moody's Investors Service, Inc. ("Moody's") or S&P have rated the bond in one of their respective four highest rating categories. Non-investment grade bonds are commonly referred to as "junk bonds." The Bond Fund may invest in the following instruments:

.. Corporate debt securities: investment grade securities issued by domestic and foreign corporations and to a limited extent (up to 20% of its assets), in lower rated securities;

..  U.S. government debt securities: securities issued or guaranteed by the U.S.
   Government or its agencies or instrumentalities;

.. Foreign government debt securities: investment grade securities issued or guaranteed by a foreign government or its agencies or instrumentalities, payable in U.S. dollars;

.. Asset backed and mortgage backed securities: investment grade securities backed by mortgages, consumer loans and other assets; or

.. Other issuer debt securities: the Fund may invest up to 20% of its assets in debt securities and preferred stocks that are convertible into common stocks as well as nonconvertible preferred stocks or securities.

 Investor Profile

Who should consider investing in the Bond Fund?

The Fund is not an appropriate investment for short-term investors seeking to follow a strategy of market timing. Neither is the Fund an appropriate investment for frequent trading. The Fund is for investors with long-term investment objectives similar to those expressed by the Fund. Please see the prospectus sections on purchasing and exchanging shares for trading restrictions.

You may want to invest in the Bond Fund if you:

.. are seeking higher potential returns than money market funds and are willing to accept the price volatility of bonds with longer maturities

..  want to diversify your investments

..  are seeking an income mutual fund for an asset allocation program

                                      or

..  are retired or nearing retirement

You may not want to invest in the Bond Fund if you:

..  are investing for maximum return over a long time horizon

..  want the greater growth potential of an investment in equity securities

                                      or

..  require stability of your principal

                                     Risks

What are the main risks of investing in this Fund?

.. Risks Associated with Investing in Bonds. The Fund invests primarily in investment grade bonds. An investment

                                    [CHART]

                            Tax Advantaged Bond Fund

                                                    FUNDS AT A GLANCE continued


 in the Fund is subject to risks associated with investing in bonds, which include:

 . Interest Rate Risk. The risks that the bonds the Fund holds may decline in value due to an increase in interest rates. Another risk associated with interest rate changes is call risk. Call risk is the risk that during periods of falling interest rates, a bond issuer will "call" or repay a higher yielding bond before the maturity date of the bond. Under these circumstances, the Fund may have to reinvest the proceeds in an investment that provides a lower yield than the called bond.

 . Prepayment Risk. The risk that homeowners or consumers may repay mortgage or consumer loans, which may affect the yield of mortgage- or asset-backed securities that are backed by such loans.

 . Credit Risk. The risk that a bond issuer fails to make principal or interest payments when due to the Fund, or that the credit quality of the issuer falls. The Fund's investments in securities issued by U.S. Government-sponsored entities, such as the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association, are not funded by Congressional appropriations and are neither guaranteed nor insured by the U.S. Government. Furthermore, no assurances can be given that the U.S. Government would provide financial support to its agencies or instrumentalities where it is not obligated to do so.

.. Management Risk. The Manager's assessment of the bonds held in the Fund may prove incorrect, resulting in losses of our poor performance, even in a rising market.

.. Liquidity Risk. The Manager may have difficulty selling securities the Fund holds at the time it would like to sell, and at the value the Fund has placed on those securities.

An investment in the Bond Fund is not a deposit in any bank or other insured depository institution and is not insured or guaranteed by the FDIC or any other government agency. You can lose money by investing in the Fund.

 Performance

How has the Bond Fund performed?

The following bar chart and table illustrate certain risks of investing in the Fund. The bar chart shows the Fund's total return for years 2001-2004. The information in the bar chart relates to Class A shares. Sales loads and taxes are not reflected in the bar chart, and if those charges were included, the return would be lower than indicated.

The table compares the Fund's average annual total return (before and after taxes) for the periods listed to a market index. The after-tax returns in the table are intended to show the impact of assumed federal income taxes on an investment in the Fund. The after-tax returns are shown for Class A shares only, and the after-tax returns for Class B shares will vary.

"Return After Taxes on Distributions" shows the effect of taxable distributions, but assumes that you still hold Fund shares at the end of the period and that you do not have any taxable gain or loss on the disposition of your Fund shares. "Return After Taxes on Distributions and Sale of Fund Shares" shows the effect of both taxable distributions and any taxable gain or loss that you would realize if you purchased Fund shares at the beginning of the specified period and sold Fund shares at the end of the specified period. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as individual retirement accounts. In some instances the "Return After Taxes on Distributions and Sale of Fund Shares" may be greater than the "Return Before Taxes" because the investor is assumed to be able to use the capital loss on the sale of the Fund shares to offset other taxable gains.

FUNDS AT A GLANCE continued



This information in the bar chart and the table below is intended to help you assess the variability of Fund returns over the periods listed (and consequently, the potential rewards and risks of a Fund investment). The Fund's past performance (before and after taxes) doesn't necessarily indicate how it will perform in the future.

                                    [CHART]

                          Total Return

2001   7.42%
2002   9.02%
2003   3.16%
2004   3.86%


The Fund's best and worst quarters during the periods in the bar chart were:

  Best quarter: 4.74% during the 3rd quarter of 2002.

  Worst quarter: -2.88% during the 2nd quarter of 2004.

The following table shows the average annual total return on an investment in the Fund compared to a market index for the period 12/18/2000 (the effective date of the Trust's registration statement) to 12/31/2004 and for the 1-year period ended December 31, 2004:

                                                 12/18/2000
                                                     to
             Bond Fund                           12/31/2004 1-Year
             ----------------------------------- ---------- ------
             Return Before Taxes--Class A          5.05%     0.74%
             Return Before Taxes--Class B          5.02%     0.45%
             Return After Taxes on
              Distributions--Class A               3.24%    -0.58%
             Return After Taxes on Distributions
              and Sale of Fund Shares--Class A     3.20%    -0.13%
             Lehman Brothers Aggregate Bond
              Index*                               6.77%     4.34%

*The Lehman Brothers U.S. Aggregate Bond Index represents debt securities in the U.S. investment grade fixed rate taxable bond market, including government and corporate debt securities, mortgage pass-through debt securities and asset-backed debt securities with maturities greater than one year. The Lehman Brothers U.S. Aggregate Bond Index represents an unmanaged group of debt securities that differ from the composition of the Bond Fund. Unlike an investment in the Bond Fund, returns of the Lehman Brothers U.S. Aggregate Bond Index do not reflect expenses of investing. Moreover, returns of the Lehman Brothers U.S. Aggregate Bond Index do not reflect any deductions for taxes.

                                                    FUNDS AT A GLANCE continued

STATE FARM TAX ADVANTAGED BOND FUND
(SFTAX) (SFTBX)

 Investment Objective --

The State Farm Tax Advantaged Bond Fund (the "Tax Advantaged Bond Fund") seeks as high a rate of income exempt from federal income taxes as is consistent with prudent investment management.

 Principal Investment Strategies

How does this Fund pursue its investment objective?

The Tax Advantaged Bond Fund normally invests so that either (1) 80% or more of the Fund's net investment income is exempt from regular federal income tax or
(2) 80% or more of the Fund's net assets is invested in securities that produce income exempt from regular federal income tax.

The Tax Advantaged Bond Fund invests primarily in a diversified selection of municipal bonds (for example, general obligation bonds of a state or bonds financing a specific project). Dividends from the Fund largely will be exempt from federal income tax, but a portion of those dividends may be subject to alternative minimum tax. The Fund may hold bonds with maturities of one to thirty years, although a majority of the Fund's investments are in bonds with maturities longer than five years.

The Fund normally invests at least 80% of its total assets in municipal bonds within the highest four rating categories of Moody's or S&P, meaning that the Fund may invest up to 20% of the Fund's total assets in medium and lower-quality bonds.

The Fund tends to hold most municipal bonds until they mature or are called. The Fund may sell a bond when the proportion of bonds with longer maturities is reduced in anticipation of a bond market decline (a result of rising interest rates), or increased in anticipation of a bond market rise (resulting from a decline in interest rates), or to meet cash flow needs. The Manager may also sell a bond if its credit risk increases significantly or if market conditions have changed so that more attractive investment opportunities are available.

 Investor Profile

Who should consider investing in the Tax Advantaged Bond Fund?

The Fund is not an appropriate investment for short-term investors seeking to follow a strategy of market timing. Neither is the Fund an appropriate investment for frequent trading. The Fund is for investors with long-term investment objectives similar to those expressed by the Fund. Please see the prospectus sections on purchasing and exchanging shares for trading restrictions.

You may want to invest in the Tax Advantaged Bond Fund if you want:

..  regular tax-free dividends

                                      or

..  to reduce taxes on your investment income

You may not want to invest in the Tax Advantaged Bond Fund if you:

..  are seeking long term capital growth

..  want the greater growth potential of an investment in equity securities

..  require stability of your principal

                                      or

..  if you are investing in a tax-deferred account.

FUNDS AT A GLANCE continued



                                     Risks

What are the main risks of investing in the Tax Advantaged Bond Fund?

                                    [CHART]

                            Tax Advantaged Bond Fund

.. Risks Associated with Investing in Bonds. The Fund usually invests exclusively in municipal bonds. The risks associated with municipal bond investments include:

 . Interest Rate Risk. The risk that the municipal bonds the Fund holds may decline in market value due to an increase in interest rates. Another risk associated with interest rate changes is call risk. Call risk is the risk that during periods of falling interest rates, a bond issuer will "call" or repay a higher yielding bond before the maturity date of the bond. Under these circumstances, the Fund may have to reinvest the proceeds in an investment that provides a lower yield than the called bond.

 . Income Risk. The risk that the income from the bonds the Fund holds will decline in value due to falling interest rates.

 . Credit Risk. The risk that the issuer of the municipal bond fails to make principal or interest payments when due to the Fund, or that the credit quality of the issuer falls.

.. Management Risk. The Manager's assessment of the municipal bonds held in the Fund may prove incorrect, resulting in losses or poor performance, even in a rising market.

.. Liquidity Risk. The Manager may have difficulty selling securities the Fund holds at the time it would like to sell, and at the value the Fund has placed on those securities.

.. Municipal Bond Risk. Municipal securities can be significantly affected by political changes as well as uncertainties related to taxation, legislative changes or the rights of municipal security holders. Because many municipal securities are issued to finance similar projects (for example, education, healthcare or transportation), conditions in those sectors can affect the overall municipal market.

An investment in the Tax Advantaged Bond Fund is not a deposit of any bank or other insured depository institution and is not insured or guaranteed by the FDIC or any other government agency. You can lose money by investing in the Fund.

 Performance

How has the Tax Advantaged Bond Fund performed?

The following bar chart and table illustrate certain risks of investing in the Fund. The bar chart shows the Fund's total return for calendar years 2001-2004. The information in the bar chart relates to Class A shares. Sales loads and taxes are not reflected in the bar chart, and if those charges were included, the return would be lower than indicated.

The table compares the Fund's average annual total return (before and after taxes) for the periods listed to a market index. The after-tax returns in the table are intended to show the impact of assumed federal income taxes on an investment in the Fund. The after-tax returns are shown for Class A shares only, and the after-tax returns for Class B shares will vary.

"Return After Taxes on Distributions" shows the effect of taxable distributions, but assumes that you still hold Fund shares at the end of the period and that you do not have any taxable gain or loss on the disposition of your Fund shares. "Return After Taxes on Distributions and Sale of Fund Shares" shows the effect of both taxable distributions and any taxable gain or loss that you would realize if you purchased Fund shares at the beginning of the specified period and sold Fund shares at the end of the specified period. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements,

                                                    FUNDS AT A GLANCE continued


such as individual retirement accounts. In some instances the "Return After Taxes on Distributions and Sale of Fund Shares" may be greater than the "Return Before Taxes" because the investor is assumed to be able to use the capital loss on the sale of the Fund shares to offset other taxable gains.

This information in the bar chart and the table below is intended to help you assess the variability of Fund returns over the periods listed (and consequently, the potential rewards and risks of a Fund investment). The Fund's past performance (before and after taxes) doesn't necessarily indicate how it will perform in the future.

                                    [CHART]

                          Total Return

2001    3.77%
2002   11.64%
2003    5.60%
2004    3.74%


The Fund's best and worst quarters during the periods in the bar chart were:

  Best quarter: 6.55% during the 3rd quarter of 2002.

  Worst quarter: -2.61% during the 2nd quarter of 2004.

The following table shows the average annual total return on an investment in the Fund compared to a market index for the period 12/18/2000 (the effective date of the Trust's registration statement) to 12/31/2004 and for the 1-year period ended December 31, 2004:

                                                 12/18/2000
                                                     to
             Tax Advantaged Bond Fund            12/31/2004 1-Year
             ----------------------------------- ---------- ------
             Return Before Taxes--Class A          5.39%     0.67%
             Return Before Taxes--Class B          5.35%     0.33%
             Return After Taxes on
              Distributions--Class A               5.39%     0.67%
             Return After Taxes on Distributions
              and Sale of Fund Shares--Class A     5.20%     1.14%
             Lehman Brothers Municipal Bond
              Index*                               6.19%     4.48%

*The Lehman Brothers Municipal Bond Index is an unmanaged index representative of the tax-exempt bond market and is made up of investment grade municipal bonds issued after December 31, 1990, having a remaining maturity of at least one year. The Lehman Brothers Municipal Bond Index differs from the composition of the Tax Advantaged Bond Fund. Unlike an investment in the Tax Advantaged Bond Fund, returns of the Lehman Brothers Municipal Bond Index do not reflect expenses of investing. Moreover, returns of the Lehman Brothers Municipal Bond Index do not reflect any deductions for taxes.

FUNDS AT A GLANCE continued

STATE FARM MONEY MARKET FUND
(SAAXX) (SABXX)

 Investment Objective --

The State Farm Money Market Fund (the "Money Market Fund") seeks to maximize current income to the extent consistent with the preservation of capital and maintenance of liquidity.

 Principal Investment Strategies

How does this Fund pursue its investment objective?

Unlike the other Funds, the Money Market Fund seeks to maintain a stable net asset value of $1.00 per share. The Fund invests exclusively in short-term, U.S. dollar-denominated money market securities, including those issued by U.S. and foreign financial institutions, corporate issuers, the U.S. Government and its agencies and instrumentalities, municipalities, foreign governments, and multi-national organizations, such as the World Bank.

 Investor Profile

Who should consider investing in the Money Market Fund?

You may want to invest in the Money Market Fund if you:

..  require stability of principal

..  are seeking an investment for the cash portion of an asset allocation program

.. are looking for an investment with a lower degree of risk during uncertain economic times or periods of stock market volatility

                                      or

..  consider yourself a saver rather than an investor

You may not want to invest in the Money Market Fund if you:

..  are seeking an investment that is likely to significantly outpace inflation

..  are investing for retirement or other longer term goals

                                      or

..  are investing for growth or maximum current income

                                     Risks

What are the main risks of investing in the Money Market Fund?

                                    [CHART]

                                Money Market Fund

Because of the types of securities that the Money Market Fund invests in and their short-term nature, the level of risk associated with the Money Market Fund is lower than most other types of mutual funds. However, an investment in the Fund involves the following risks:

.. Interest Rate Risk. As with any investment whose yield reflects current interest rates, the Fund's yield will change over time. The value of the securities the Fund holds may decline in value due to an increase in interest rates.

.. Income Risk. The risk that the income from the securities the Fund holds will decline in value due to falling interest rates.

.. Credit Risk. The risk that an issuer, or a party to a repurchase agreement that the Fund has entered into, defaults on its obligations. The Fund's investments in securities issued by U.S. Government-sponsored entities, such as the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association, are not funded by Congressional appropriations and are neither guaranteed nor insured by the U.S. Government. Furthermore, no assurances can be given that the U.S. Government would provide financial support to its agencies or instrumentalities where it is not obligated to do so.

.. Inflation Risk. The risk that the value of the assets or income from an investment will be worth less in the future as inflation decreases the value of money.

.. Management Risk. The Manager's assessment of investments held in the Fund may prove incorrect, resulting in losses or poor performance, even in a rising market.

                                                    FUNDS AT A GLANCE continued



An investment in the Money Market Fund is not a deposit of any bank or other insured depository institution and is not insured or guaranteed by the FDIC or any other government agency. Although the Money Market Fund seeks to preserve the value of your investment by maintaining a stable net asset value of $1.00 per share, the Fund may not succeed and you may still lose money by investing in the Fund.

 Performance

How has the Money Market Fund performed?

The following bar chart and table illustrate certain risks of investing in the Fund. The bar chart shows the Fund's total return for calendar years 2001-2004. The table shows the Fund's average annual total return, before taxes, for the periods listed. The information in the bar chart relates to Class A shares. Sales loads and taxes are not reflected in the bar chart, and if these charges were included, the return would be lower than indicated.

This information in the bar chart and the table below is intended to help you assess the variability of Fund returns over the periods listed (and consequently, the potential rewards and risks of a Fund investment). The Fund's past performance doesn't necessarily indicate how it will perform in the future.

                                    [CHART]

                          Total Return

2001   3.62%
2002   1.14%
2003   0.54%
2004   0.76%


The Fund's best and worst quarters during the periods in the bar chart were:

  Best quarter: 1.33% during the 1st quarter of 2001.

  Worst quarter: 0.11% during the 3rd quarter of 2003.
The following table shows the average annual total return on an investment in the Fund for the period 12/18/2000 (the effective date of the Trust's registration statement) to 12/31/2004 and for the 1-year period ended December 31, 2004:

                                            12/18/2000 to
                    Money Market Fund        12/31/2004   1-Year
               ---------------------------- ------------- ------
               Return Before Taxes--Class A     1.54%     0.76%
               Return Before Taxes--Class B     1.14%     0.36%

The Money Market Fund's current seven-day yield on December 31, 2004 was 1.57% for Class A shares and 1.15% for Class B shares.

FUNDS AT A GLANCE continued

STATE FARM LIFEPATH(R) FUNDS


..  STATE FARM LIFEPATH(R) INCOME FUND (SLRAX) (SLRBX)
..  STATE FARM LIFEPATH 2010(R) FUND (SATAX) (SATBX)
..  STATE FARM LIFEPATH 2020(R) FUND (SAWAX) (SAWBX)
..  STATE FARM LIFEPATH 2030(R) FUND (SAYAX) (SAYBX)
..  STATE FARM LIFEPATH 2040(R) FUND (SAUAX) (SAUBX)

The State Farm LifePath(R)/1/ Funds (together referred to as the "LifePath Funds") offer investors comprehensive asset allocation investment strategies tailored to the time when they expect to begin withdrawing assets. Asset allocation is the distribution of investments among broad types of asset classes: stock, bonds and money market instruments. Each LifePath Fund indirectly invests in a combination of stocks, bonds and short-term money market funds in proportions suggested by its own comprehensive investment strategy that gradually becomes more conservative as the year in the LifePath Fund's name approaches, except for the State Farm LifePath Income Fund that is already in its most conservative phase.

Each LifePath Fund invests all of its assets in a separate Master Portfolio of the Master Fund that has a substantially identical investment objective as the LifePath Fund. Each Master Portfolio, in turn, invests in a combination of stock, bond and money market funds (the "Underlying Funds"). For simplicity's sake, all discussion of investment objectives, strategies and risks of a particular LifePath Fund refers also to the objectives, strategies and risks of its corresponding Master Portfolio, unless otherwise indicated. A detailed description of the relationship of the LifePath Funds to their Master Portfolios appears on page 56.

 Investment Objectives --

Each LifePath Fund seeks to maximize assets for retirement or other purposes, consistent with the quantitatively measured risk that investors on average may be willing to accept given their investment time horizon. As a general rule, investors with a longer time horizon have a greater tolerance for risk

--------------

/1/LifePath(R) Funds, LifePath Income(R), LifePath 2010(R), LifePath 2020(R),
   LifePath 2030(R), and LifePath 2040(R) are registered trademarks of Barclays Global Investors, N.A. ("BGI").

than investors with a shorter time horizon. Long-term investors are more likely to accept a greater risk of short-term loss for the opportunity of achieving greater long-term gains. Each LifePath Fund has its own time horizon that affects the acceptable risk level of the LifePath Fund and, in turn, its asset allocation.

Specifically:

.. State Farm LifePath Income Fund is managed for investors seeking income and moderate long-term growth of capital.

..  State Farm LifePath 2010 Fund is managed for investors planning to retire
   (or begin to withdraw substantial portions of their investment) approximately in the year 2010.

..  State Farm LifePath 2020 Fund is managed for investors planning to retire
   (or begin to withdraw substantial portions of their investment) approximately in the year 2020.

..  State Farm LifePath 2030 Fund is managed for investors planning to retire
   (or begin to withdraw substantial portions of their investment) approximately in the year 2030.

..  State Farm LifePath 2040 Fund is managed for investors planning to retire
   (or begin to withdraw substantial portions of their investment) approximately in the year 2040.

The Trust's Board of Trustees may change each LifePath Fund's investment objective without shareholder approval. A LifePath Fund will provide shareholders with at least 60 days prior notice of any change in an investment objective.

                                                    FUNDS AT A GLANCE continued



 Principal Investment Strategies

How do the LifePath Funds pursue their investment objectives?

Principal Investment Strategies Common to All LifePath Funds

The LifePath Funds pursue a common strategy of allocating and reallocating among the Underlying Funds. The LifePath Funds with longer time horizons invest a greater portion of their assets in Underlying Funds that invest in stocks, which provide a greater opportunity for capital appreciation over the long-term. The LifePath Funds with shorter time horizons invest a greater portion of their assets in Underlying Funds that invest in bonds and money market instruments, which typically offer reduced risk and price volatility. The LifePath Funds with shorter time horizons, accordingly, have lower expected returns than the LifePath Funds with longer time horizons.

The Underlying Funds include exchange-traded funds (ETFs), which are investment companies that trade on an exchange like shares of common stock. The ETFs are each based on an index that is composed of a group of securities chosen to represent an entire stock or bond market, or a major market segment. The ETFs attempt to reproduce the return of their respective underlying indexes by holding some or all of the securities included in those indexes. An underlying index may include securities that meet objective criteria, such as foreign, industry sector or company size. Including a security in an index only means that it has satisfied the selection criteria. It implies no expectation about performance.

Asset Allocation Decisions. In determining the allocation of assets to the Underlying Funds, Barclays, the Master Portfolios' investment adviser, uses an investment model that focuses on selecting a mix of investments by measuring their risk level and expected returns. The investment model is based on a proprietary set of criteria that analyzes extensive financial and economic data (such as market interest rates and inflation data), as well as risk correlation and expected return statistics of the world's equity and bond markets. Barclays then allocates the LifePath Funds' assets among the various Underlying Funds. The investment model adjusts each LifePath Fund's risk level by gradually shifting assets from more risky investments, such as Underlying Funds that invest in stocks, to more conservative investments, like Underlying Funds that invest in bonds and money market instruments as the year in the LifePath Fund's name approaches, except for the LifePath Income Fund, which is already in its most conservative phase. As the stated time horizon of a State Farm LifePath Fund approaches, the allocation will become less risky and have lower expected returns.

This strategy stems from the belief that asset allocation decisions -- for example, choosing between stocks and bonds --matter more to overall investment performance than the selection of a particular stock or bond.

Risk Tolerance

Two general rules of investing have shaped the strategies of the LifePath Funds:

 . Higher investment returns usually go hand-in-hand with higher risk. Put another way, the greater an investment's potential return, the greater its potential loss. Historically, for example, stocks have outperformed bonds, but the worst year for stocks on record was much worse than the worst year for bonds.

 . The longer the investors' time horizons, the greater their risk tolerance; their investments have more time to recover from losses.

After a Fund Reaches Its Time Horizon. By the time a LifePath Fund reaches the decade identified by its name, it has reached its most conservative phase in terms of building capital (the LifePath Income Fund has already entered this phase). This does not mean, however, that the LifePath Income Fund invests exclusively in the underlying money market fund. Rather, because Barclays believes that most investors are still willing to take some risks in pursuing returns even while drawing on their investments, a portion of the LifePath Income Fund's assets will continue to be allocated to the underlying stock and bond funds, in addition to the underlying money market fund.

Principal Investment Strategies for Each LifePath Fund

.. State Farm LifePath Income Fund is designed for inves- tors seeking income and moderate long-term growth of capital. As of December 31, 2004, the State Farm LifePath Income Fund intends to hold about 35% of its assets in the underlying stock funds, 64% of its assets in the underlying

FUNDS AT A GLANCE continued


 bond funds and the rest of its assets in the underlying money market fund.


.. State Farm LifePath 2010 Fund is designed for investors expecting to begin withdrawing assets around the year 2010. As of December 31, 2004, the LifePath 2010 Fund intends to hold about 48% of its assets in the underlying stock funds, 52% of its assets in the underlying bond funds and the rest of its assets in the underlying money market fund. As the stated time horizon approaches, the allocation will become less risky and have lower expected returns.


.. State Farm LifePath 2020 Fund is designed for investors expecting to begin withdrawing assets around the year 2020. As of December 31, 2004, the State Farm LifePath 2020 Fund intends to hold about 66% of its assets in the underlying stock funds, 34% of its assets in the underlying bond funds and the rest of its assets in the underlying money market fund. As the stated time horizon approaches, the allocation will become less risky and have lower expected returns.

.. State Farm LifePath 2030 Fund is designed for investors expecting to begin withdrawing assets around the year 2030. As of December 31, 2004, the State Farm LifePath 2030 Fund intends to hold about 79% of its assets in the underlying stock funds, 21% of its assets in the underlying bond funds and the rest of its assets in the underlying money market fund. As the stated time horizon approaches, the allocation will become less risky and have lower expected returns.

.. State Farm LifePath 2040 Fund is designed for investors expecting to begin withdrawing assets around the year 2040. As of December 31, 2004, the State Farm LifePath 2040 Fund intends to hold about 90% of its assets in the underlying stock funds, 10% of its assets in the underlying bond funds and the rest of its assets in the underlying money market fund. As the stated time horizon approaches, the allocation will become less risky and have lower expected returns.

 Investor Profile

Who should consider investing in the LifePath Funds?

The LifePath Funds are not appropriate investments for short-term investors seeking to follow a strategy of market timing. Moreover, the LifePath Funds are not appropriate investments for frequent trading. The LifePath Funds are for investors with long-term investment objectives similar to those expressed by the Funds. Please see the prospectus sections on purchasing and exchanging shares for trading restrictions.

You may want to invest in the LifePath Funds if you are seeking:

..  long-term growth potential;

..  some current income;

                                      or

.. the convenience of a balanced portfolio of stocks, bonds and money market instruments in a single investment.

You may not want to invest in the LifePath Funds if you:

.. want the greater growth potential of an investment entirely in equity securities;

                                      or

..  are unwilling to accept share price fluctuations.

Which LifePath Fund should I consider?

In making your investment decision, you should keep in mind:

.. Each LifePath Fund's investment strategy derives from the risk tolerance of average investors with a particular time horizon.

.. The LifePath Fund's time horizon is based on the year in its name, except for the State Farm LifePath Income Fund that is designed for investors with short-term time horizons.

If you are willing to assume greater risk in exchange for the possibility of higher returns, you might direct some or all of your assets to a LifePath Fund with a longer time horizon. If you desire a more conservative investment and are willing to forego some potential returns, you might direct some or all of your assets to a LifePath Fund with a shorter time horizon.

                                                    FUNDS AT A GLANCE continued



                                     Risks

                                  [FLOW CHART]

                                      Risks

What are the main risks of investing in the LifePath Funds?

Each LifePath Fund has a different level of risk and the amount of risk is reflected in its name. The LifePath Funds with shorter time horizons (State Farm LifePath Income Fund and State Farm LifePath 2010 Fund, for instance) will tend to be less risky and have lower expected returns than the LifePath Funds with longer time horizons (e.g., State Farm LifePath 2030 Fund and State Farm LifePath 2040 Fund).

Each LifePath Fund, through its investment in the Underlying Funds, is subject to certain of the Risk Factors described below. Depending on the LifePath Fund's time horizon, it presents these Risk Factors to varying degrees. For example, to the extent that a LifePath Fund emphasizes investment in Underlying Funds that invest in stocks, such as the LifePath 2040 Fund, it presents a higher degree of Stock Investment Risk. Conversely, to the extent that a LifePath Fund emphasizes investment in Underlying Funds that invest in bonds, such as the LifePath Income Fund, it presents a higher degree of Bond Investment Risk. As with any investment, your investment in the LifePath Funds could lose money or the Funds' performance could trail that of alternative investments.

..  Stock Investment Risk
The risks of stock investing include both short-term and prolonged price declines. Stocks held by an Underlying Fund may underperform fixed income investments and stock market indices, segments and sectors. Mid- to small-cap stocks tend to present greater risks than large-cap stocks because they are generally more volatile and can be less liquid.

..  Security Selection Risk
Because the Underlying Funds that are ETFs do not select individual companies in the index on which the ETF is based, those Underlying Funds may hold stocks in companies that present risks that an investment adviser researching individual stocks might seek to avoid.

..  Bond Investment Risk
The risks of fixed income investing include short-term and prolonged price declines; however, such price declines in the bond market have historically been less severe than stock declines.

Credit Risk. Credit risk is the risk that the borrower that issued a bond may not repay principal or interest when due. U.S. Treasury bonds have minimal credit risk because they are backed by the U.S. Government's full faith and credit. Certain securities issued by U.S. Government-sponsored entities, such as the Federal National Mortgage Association, Federal Home Loan Mortgage Corporation and the Federal Home Loan Banks are not guaranteed by the U.S. Government. Additionally, corporate bonds are subject to greater credit risk then U.S. Government bonds and high yield bonds are subject to greater credit risk than higher quality bonds.

Interest Rate Risk. Interest rate risk is the risk that bond prices will decline over short or even long periods due to rising market interest rates. All bonds, including those issued by the U.S. Government and its agencies, are subject to interest rate risk. Their prices tend to move in the opposite direction from market interest rate movements. When interest rates go up, bond prices tend to fall; when rates fall, prices tend to rise. Bonds with longer maturities are affected more by interest rate movements than bonds with shorter maturities, bonds with interest rate reset provisions, notes or money market instruments. Mortgage-backed securities represent interests in or instruments backed by a pool of loans secured by mortgages. Mortgage-backed securities are also subject to prepayment risk and extension risk. The ability of an issuer of such a security to repay principal prior to a security's maturity or extend repayment longer than anticipated can cause duration changes and greater price volatility in response to interest rate changes.

High Yield Securities Risk. Bonds that are in low or below investment-grade rating categories, or are unrated at the time of purchase (sometimes referred to as "junk bonds" or high yield securities) have a greater risk of default and are more

FUNDS AT A GLANCE continued


volatile than higher-rated securities of similar maturity. The value of these securities is affected by overall economic conditions, interest rates, and the creditworthiness of the individual issuers. Additionally, these lower-rated or unrated bonds may be less liquid and more difficult to value than higher-rated securities.

..  Concentration Risk
If an underlying index of an Underlying Fund concentrates in a particular industry or group of industries, that Underlying Fund may be adversely affected by the performance of those securities and be subject to price volatility. In addition, an Underlying Fund that concentrates in a single industry or group of industries may be more susceptible to any single economic, market, political or regulatory occurrence.

..  Foreign Investment Risks
Investments in foreign securities are subject to certain risks, including potentially less liquidity and greater price volatility than securities traded in the U.S. markets. These risks are related to adverse political, regulatory, market or economic developments, and the general risk that foreign markets can and often do perform differently than U.S. markets. Foreign companies may be subject to significantly higher levels of taxation, thereby reducing their earnings potential, and amounts realized on the sale foreign securities may be subject to high levels of foreign taxation.

Investment in foreign securities may be made directly or through investments in American Depositary Receipts (ADRs) and other similar investments. ADRs are receipts for shares of foreign stocks held on deposit in U.S. banks or banks of major European countries. The receipts trade on the U.S. or local European stock markets as would normal stocks, entitling their owners to the dividends and capital gains earned by the real shares stored in bank vaults. Direct investment in foreign securities involves exposure to additional risks, including those related to fluctuations in foreign currency exchange rates, withholding and other taxes, trade settlement, custodial, and other operational risks, and the less stringent investor protection and disclosure standards of some foreign markets. ADRs reduce some of the risks of foreign investing, because a large, liquid market generally exists and U.S. trading and settlement practices reduce currency, custodial and other operational risks. Similar investments (European and Global Depository Receipts) are receipts for stock deposited in foreign bank and trust companies, trade across foreign and domestic markets, and can involve different or greater risks than ADRs.

..  Emerging Markets Risk
Some foreign markets are considered to be emerging market countries. Investment in these countries subjects a LifePath Fund to a greater risk of loss than investments in a developed country. This is due to, among other things, greater market volatility, lower trading volume, political and economic instability, greater risk of market shut down and more governmental limitations on foreign investment policy than those typically found in a developed market. Emerging market securities are securities: (1) issued by companies with their principal place of business or principal office in an "emerging market" country; (2) issued by companies for which the principal securities trading market is an emerging market country; or (3) issued by companies, regardless of where their securities are traded, that derive at least 50% of their revenue or profits from goods produced or sold, investments made, or services performed in emerging market countries or that have at least 50% of their assets in emerging market countries.

..  Market Trading Risks
The Underlying Funds that are ETFs are subject to certain additional risks because they are listed and traded on securities exchanges. There can be no assurance that an active trading market for these particular ETFs will develop or be maintained. Trading in ETFs may be halted because of market conditions or for reasons that, in the view of the listing exchange, make trading in ETFs inadvisable. In addition, trading in ETFs is subject to trading halts caused by extraordinary market volatility pursuant to "circuit breaker" rules. There can be no assurance that the requirements necessary to maintain the listing of ETFs will continue to be met or will remain unchanged. An ETF may trade at, above or below its net asset value ("NAV") per share. The NAV of an ETF will fluctuate with changes in the market value of its holdings. The trading price of an ETF will generally fluctuate in accordance with changes in its NAV, as well as market supply and demand.

..  Model Risk
Although the investment model used to manage the LifePath Funds' assets has been developed and refined over many years, neither the LifePath Funds nor Barclays can offer any assurance that the recommended allocation will either

                                                    FUNDS AT A GLANCE continued


maximize returns or minimize risks. Nor can the LifePath Funds or Barclays offer assurance that a recommended allocation will be the appropriate allocation in all circumstances for every investor with a particular time horizon.

..  Real Estate Investment Risk
Investment in the real estate sector is subject to many of the same risks associated with the direct ownership of real estate, such as adverse changes in national, state or local real estate conditions (resulting from, for example oversupply of or reduced demand for space and changes in market rental rates); obsolescence of properties; changes in the availability, cost and terms of mortgage funds; and the impact of tax, environmental, and other laws.

..  Tracking Error Risk
For those Underlying Funds that seek to track an index, factors such as the fees and expenses of an Underlying Fund, imperfect correlation between an Underlying Fund and the index that it tracks, rounding of prices and changes to an index and regulatory policies, may affect Barclays' ability to achieve close correlation with an index. Therefore, the return of an Underlying Fund that seeks to track an index may deviate from that of the index.

..  Derivative Risk
A derivative is a financial contract whose value, or return, depends on, or is derived from, the value of an underlying asset such as a security or index. Index futures contracts are considered derivatives because they derive their value from the prices of the indexes. Index futures contracts are standardized agreements between two parties that commit one party to sell and the other to buy a stipulated quantity of a market index at a set price on or before a given date in the future. The seller never actually delivers "shares" of the index or shares of all the stocks in the index. Instead, the buyer and the seller settle the difference between the contract price and the market price in cash on the agreed upon date, the buyer paying the difference if the actual price is lower than the contract price and the seller paying the difference if the actual price is higher. Compared to conventional securities, derivatives can be more sensitive to changes in market interest rates or to sudden fluctuations in market prices.

The State Farm LifePath Funds are not bank deposits or obligations of the Manager, State Farm Bank, F.S.B., Barclays or BGI the parent corporation of Barclays. They are not guaranteed or endorsed by the Federal Deposit Insurance Corporation or any other government agency. Although the Barclays Global Investors Funds ("BGIF") Institutional Money Market Fund, one of the Underlying Funds, seeks to preserve the value of the Master Portfolios' investment in such Underlying Fund at $1.00 per share, it is possible that a Master Portfolio may lose money by investing in this Underlying Fund.

Differences Among Funds

The State Farm LifePath Income and the State Farm LifePath 2010 Funds are currently subject to the highest levels of Bond Investment Risk of all of the Funds. The State Farm LifePath 2020 Fund is currently subject to a significant level of Bond Investment Risk, but less than the State Farm LifePath Income and State Farm LifePath 2010 Funds. The State Farm LifePath 2030 and the State Farm LifePath 2040 Funds currently have the lowest levels of Bond Investment Risk, although they are not free of such risk altogether.

The State Farm LifePath 2040, LifePath 2030 and the LifePath 2020 Funds, in descending order, are subject to the highest levels of Stock Investment Risk and Foreign Investment Risk. The State Farm LifePath 2010 Fund also currently has a significant level of Stock Investment Risk and Foreign Investment Risk, but less than the State Farm LifePath 2040, LifePath 2030 and the LifePath 2020 Funds. The State Farm LifePath Income Fund currently has the lowest level of Stock Investment Risk and Foreign Investment Risk, although it is not free of such risks altogether.

All of the Funds are subject to Model Risk, to the risks described in this prospectus and to the additional risks described in the Funds' Statement of Additional Information (SAI).

 Performance

How have the LifePath Funds performed?

The following bar charts and tables illustrate certain risks of investing in the LifePath Funds. The bar charts shows each Fund's total return for calendar year 2004. The information in the bar charts relates to Class A shares. Sales loads and taxes are not reflected in the bar charts, and if those charges were included, the returns would be lower than indicated.

FUNDS AT A GLANCE continued



The tables compare each LifePath Fund's average annual total return (before and after taxes) for the periods listed to market indices. The after-tax returns in the tables are intended to show the impact of assumed federal income taxes on an investment in the Funds. The after-tax returns are shown for Class A shares only, and the after-tax returns for Class B shares will vary.

"Return After Taxes on Distributions" shows the effect of taxable distributions, but assumes that you still hold Fund shares at the end of the period and that you do not have any taxable gain or loss on the disposition of your Fund shares. "Return After Taxes on Distributions and Sale of Fund Shares" shows the effect of both taxable distributions and any taxable gain or loss that you would realize if you purchased Fund shares at the beginning of the specified period and sold Fund shares at the end of the specified period. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as individual retirement accounts. In some instances the "Return After Taxes on Distributions and Sale of Fund Shares" may be greater than the "Return Before Taxes" because the investor is assumed to be able to use the capital loss on the sale of the Fund shares to offset other taxable gains.

This information in the bar chart and the table below is intended to help you assess the variability of Fund returns over the periods listed (and consequently, the potential rewards and risks of a Fund investment). A Fund's past performance (before and after taxes) doesn't necessarily indicate how it will perform in the future.

LifePath Income Fund

                                    [CHART]

2004
-----
5.87%


The Fund's best and worst quarters during the year in the bar chart were:

  Best quarter: 4.44% during the 4th quarter of 2004.

  Worst quarter: -1.50% during the 2nd quarter of 2004.

The following table shows the average annual total return on an investment in the Fund compared to market indices for the period May 9, 2003 (the date the Fund commenced investment operations) to 12/31/2004 and for the 1-year period ended December 31, 2004:

                                                 5/09/2003
                                                     to
             LifePath Income Fund                12/31/2004 1-Year
             ----------------------------------- ---------- ------
             Return Before Taxes--Class A           6.60%    2.74%
             Return Before Taxes--Class B           6.57%    2.46%
             Return After Taxes on
              Distributions--Class A                6.05%    1.99%
             Return After Taxes on Distributions
              and Sale of Fund Shares--Class A      5.41%    2.04%
             Russell 3000 Index*                   22.08%   11.95%
             EAFE(R) FREE Index*                   34.16%   20.25%
             Citigroup 3 Month Treasury Bill
              Index*                                1.20%    1.24%
             Lehman Brothers U.S. Aggregate
              Bond Index*                           3.30%    4.34%
             S&P 500 Index*                        19.22%   10.88%

* See footnotes for the LifePath 2040 Fund for descriptions of the indices.

                                                    FUNDS AT A GLANCE continued



LifePath 2010 Fund

                                    [CHART]

2004
-----
6.98%


The Fund's best and worst quarters during the year in the bar chart were:

  Best quarter: 5.75% during the 4th quarter of 2004.

  Worst quarter: -1.05% during the 2nd quarter of 2004.

The following table shows the average annual total return on an investment in the Fund compared to market indices for the period May 9, 2003 (the date the Fund commenced investment operations) to 12/31/2004 and for the 1-year period ended December 31, 2004:

                                                 5/09/2003
                                                     to
             LifePath 2010 Fund                  12/31/2004 1-Year
             ----------------------------------- ---------- ------
             Return Before Taxes--Class A           9.04%    3.73%
             Return Before Taxes--Class B           9.00%    3.49%
             Return After Taxes on
              Distributions--Class A                8.48%    3.09%
             Return After Taxes on Distributions
              and Sale of Fund Shares--Class A      7.48%    3.00%
             Russell 3000 Index*                   22.08%   11.95%
             EAFE(R) FREE Index*                   34.16%   20.25%
             Citigroup 3 Month Treasury Bill
              Index*                                1.20%    1.24%
             Lehman Brothers U.S. Aggregate
              Bond Index*                           3.30%    4.34%
             S&P 500 Index*                        19.22%   10.88%

* See footnotes for the LifePath 2040 Fund for descriptions of the indices.

LifePath 2020 Fund

                                    [CHART]

2004
-----
8.78%


The Fund's best and worst quarters during the year in the bar chart were:

  Best quarter: 7.66% during the 4th quarter of 2004.

  Worst quarter: -0.68% during the 3rd quarter of 2004.

The following table shows the average annual total return on an investment in the Fund compared to market indices for the period May 9, 2003 (the date the Fund commenced investment operations) to 12/31/2004 and for the 1-year period ended December 31, 2004:

                                                 5/09/2003
                                                     to
             LifePath 2020 Fund                  12/31/2004 1-Year
             ----------------------------------- ---------- ------
             Return Before Taxes--Class A          12.26%    5.49%
             Return Before Taxes--Class B          12.43%    5.39%
             Return After Taxes on
              Distributions--Class A               11.87%    4.94%
             Return After Taxes on Distributions
              and Sale of Fund Shares--Class A     10.38%    4.52%
             Russell 3000 Index*                   22.08%   11.95%
             EAFE(R) FREE Index*                   34.16%   20.25%
             Citigroup 3 Month Treasury Bill
              Index*                                1.20%    1.24%
             Lehman Brothers U.S. Aggregate
              Bond Index*                           3.30%    4.34%
             S&P 500 Index*                        19.22%   10.88%

* See footnotes for the LifePath 2040 Fund for descriptions of the indices.

FUNDS AT A GLANCE continued



LifePath 2030 Fund

                                    [CHART]

 2004
------
10.32%


The Fund's best and worst quarters during the year in the bar chart were:
  Best quarter: 9.03% during the 4th quarter of 2004.
  Worst quarter: -1.40% during the 3rd quarter of 2004.

The following table shows the average annual total return on an investment in the Fund compared to market indices for the period May 9, 2003 (the date the Fund commenced investment operations) to 12/31/2004 and for the 1-year period ended December 31, 2004:

                                                 5/09/2003
                                                     to
             LifePath 2030 Fund                  12/31/2004 1-Year
             ----------------------------------- ---------- ------
             Return Before Taxes--Class A          14.63%    7.06%
             Return Before Taxes--Class B          14.70%    6.88%
             Return After Taxes on
              Distributions--Class A               14.29%    6.57%
             Return After Taxes on Distributions
              and Sale of Fund Shares--Class A     12.45%    5.90%
             Russell 3000 Index*                   22.08%   11.95%
             EAFE(R) FREE Index*                   34.16%   20.25%
             Citigroup 3 Month Treasury Bill
              Index*                                1.20%    1.24%
             Lehman Brothers U.S. Aggregate
              Bond Index*                           3.30%    4.34%
             S&P 500 Index*                        19.22%   10.88%

* See footnotes for the LifePath 2040 Fund for descriptions of the indices.

LifePath 2040 Fund

                                    [CHART]

 2004
------
10.86%


The Fund's best and worst quarters during the year in the bar chart were:
  Best quarter: 10.14% during the 4th quarter of 2004.
  Worst quarter: -1.93% during the 3rd quarter of 2004.

The following table shows the average annual total return on an investment in the Fund compared to market indices for the period May 9, 2003 (the date the Fund commenced investment operations) to 12/31/2004 and for the 1-year period ended December 31, 2004:

                                                 5/09/2003
                                                     to
             LifePath 2040 Fund                  12/31/2004 1-Year
             ----------------------------------- ---------- ------
             Return Before Taxes--Class A          16.70%    7.58%
             Return Before Taxes--Class B          16.93%    7.51%
             Return After Taxes on
              Distributions--Class A               16.23%    7.03%
             Return After Taxes on Distributions
              and Sale of Fund Shares--Class A     14.08%    6.26%
             Russell 3000 Index*                   22.08%   11.95%
             EAFE(R) FREE Index*                   34.16%   20.25%
             Citigroup 3 Month Treasury Bill
              Index***                              1.20%    1.24%
             Lehman Brothers U.S. Aggregate
              Bond Index****                        3.30%    4.34%
             S&P 500 Index*****                    19.22%   10.88%

* The Russell 3000(R) Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

** The Morgan Stanley Capital International Europe, Australasia and Far East
   Free (EAFE(R) Free) Index currently measures the performance of stock markets of Europe, Australia, New Zealand, and the Far East and takes into account local market restrictions on share ownership by foreigners. The EAFE Free Index is meant to reflect actual opportunities for foreign investors in a local market.

***The Citigroup Salomon 3 Month Treasury Bill Index is an average of the last
   3-month Treasury bill issues (excluding the current month-end bill).

****The Lehman Brothers U.S. Aggregate Bond Index represents debt securities in the U.S. investment grade fixed rate taxable bond market, including government and corporate debt securities, mortgage pass-through debt securities and asset-backed debt securities with maturities greater than one year.

*****TheS&P 500(R) Index tracks the common stock performance of large U.S.
        companies in the manufacturing, utilities, transportation, and financial industries. In total, the S&P 500 is comprised of 500 common stocks.

The indexes represent unmanaged groups of securities that differ from the composition of the LifePath Funds. Unlike an investment in the LifePath Funds, a theoretical investment in any of the Indexes does not reflect any expenses. It is not possible to invest directly in an index.

MODEL INVESTMENT RETURNS

Most of the Funds were modeled after either another mutual fund that the Manager or Barclays manages or a composite of accounts that Capital Guardian manages, as shown below:

Fund                                     Corresponding Fund or Composite
-------------------------------- ------------------------------------------------

 Equity Fund                     No comparable fund

 Small Cap Equity Fund           Capital Guardian U.S. Small Cap Equity Composite

 International Equity Fund       Capital Guardian Non-U.S. Equity Composite

 S&P 500 Index Fund              S&P 500 Index Master Portfolio

 Small Cap Index Fund            No comparable fund

 International Index Fund        No comparable fund

 Equity and Bond Fund            No comparable fund

 Bond Fund                       No comparable fund

 Tax Advantaged Bond Fund        No comparable fund

 Money Market Fund               Money Market Fund portfolio
                                 of the State Farm Variable Product Trust

 State Farm LifePath Income Fund No comparable fund

 State Farm LifePath 2010 Fund   No comparable fund

 State Farm LifePath 2020 Fund   No comparable fund

 State Farm LifePath 2030 Fund   No comparable fund

 State Farm LifePath 2040 Fund   No comparable fund

--------------------------------------------------------------------------------

The investment policy of each Fund is substantially similar to its corresponding fund or composite. Attached as Appendix A to this Prospectus is the investment performance for each corresponding fund or composite. The data provided in Appendix A is provided to illustrate the past performance of the Manager, Barclays and Capital Guardian in managing similar types of investment mandates.

EXPENSE INFORMATION

The following tables describe the fees and expenses you would pay if you buy and hold shares of the Funds.

 Shareholder Transaction Expenses - For All Funds, Other Than the Money Market
                                     Fund
                   (fees paid directly from your investment)


                                                              Class A Class B
  ----------------------------------------------------------- ------- -------
  Maximum sales charge (load) imposed on purchases             3.00%    None
  Maximum deferred sales charge (load)                          None   3.00%
  Maximum sales charge (load) imposed on reinvested dividends   None    None
  Redemption Fee                                                None    None
  Exchange Fee                                                  None    None
  Maximum Account Fee/(1)/                                      None    None

--------------------------------------------------------------------------------

             Shareholder Transaction Expenses - Money Market Fund
                   (fee paid directly from your investment)

                                                            Class A  Class B
----------------------------------------------------------- ------- -------
Maximum sales charge (load) imposed on purchases             None     None
Maximum deferred sales charge (load)                         None    3.00%/(2)/
Maximum sales charge (load) imposed on Reinvested dividends  None     None
Redemption Fee                                               None     None
Exchange Fee                                                 None     None
Maximum Account Fee/(1)/                                     None     None

--------------------------------------------------------------------------------

/(1)/For certain types of accounts, if your account balance falls below $1,000 at the close of business on the first business day of November, the account will be charged a low balance fee of $25. See "Shareholder Information - Policies for Low Balance Accounts" for details.

/(2)/A person can invest in Class B shares of the Money Market Fund only by exchanging into Class B shares of the Money Market Fund from Class B shares of another Fund. A Class B shareowner of the Money Market Fund who redeems his or her shares will incur a contingent deferred sales charge on the redemption of up to 3% of the amount redeemed. See the "Shareholder Information" section of this prospectus for the amount of the contingent deferred sales charge.

                                                  EXPENSE INFORMATION continued


 Annual Fund Operating Expenses (expenses that are deducted from Fund assets)


                                                              Small Cap Equity     International
                                            Equity Fund            Fund             Equity Fund
----------------------------------------- -----------------   ------------------- -------------------
                                          Class A    Class B  Class A   Class B   Class A   Class B
----------------------------------------- --------   -------- --------- --------- --------- ---------
Management fees                            0.60%      0.60%    0.80%     0.80%     0.80%     0.80%
Distribution (12b-1) Fees                  0.25%      0.65%    0.25%     0.65%     0.25%     0.65%
Other Expenses                             0.33%      0.33%    0.39%     0.39%     0.63%     0.63%
Total Annual Fund Operating Expenses/(1)/  1.18%      1.58%    1.44%     1.84%     1.68%     2.08%

                                           S&P 500 Index         Small Cap         International
                                             Fund/(2)/        Index Fund/(2)/     Index Fund/(2)/
----------------------------------------- -----------------   ------------------- -------------------
                                          Class A    Class B  Class A   Class B   Class A   Class B
----------------------------------------- --------   -------- --------- --------- --------- ---------
Management fees                            0.20%      0.20%    0.35%     0.35%     0.50%     0.50%
Distribution (12b-1) Fees                  0.25%      0.65%    0.25%     0.65%     0.25%     0.65%
Other Expenses                             0.35%      0.35%    0.37%     0.37%     0.46%     0.46%
Total Annual Fund Operating Expenses/(1)/  0.80%      1.20%    0.97%     1.37%     1.21%     1.61%

                                          Equity and Bond                         Tax Advantaged
                                             Fund/(3)/           Bond Fund           Bond Fund
----------------------------------------- -----------------   ------------------- -------------------
                                          Class A    Class B  Class A   Class B   Class A   Class B
----------------------------------------- --------   -------- --------- --------- --------- ---------
Management fees                            0.40%      0.40%    0.10%     0.10%     0.10%     0.10%
Distribution (12b-1) Fees                  0.25%      0.65%    0.25%     0.65%     0.25%     0.65%
Other Expenses                             0.42%      0.42%    0.33%     0.33%     0.35%     0.35%
Total Annual Fund Operating Expenses/(1)/  1.07%      1.47%    0.68%     1.08%     0.70%     1.10%

                                                              State Farm LifePath State Farm LifePath
                                          Money Market Fund   Income Fund/(2)/    2010 Fund/(2)/
----------------------------------------- -----------------   ------------------- -------------------
                                          Class A    Class B  Class A   Class B   Class A   Class B
----------------------------------------- --------   -------- --------- --------- --------- ---------
Management fees                            0.10%      0.10%    1.04%     1.04%     1.04%     1.04%
Distribution (12b-1) Fees                  0.15%      0.55%    0.25%     0.65%     0.25%     0.65%
Other Expenses                             0.38%      0.38%    0.40%     0.40%     0.37%     0.37%
Total Annual Fund Operating Expenses/(1)/  0.63%      1.03%    1.69%     2.09%     1.66%     2.06%

                                          State Farm LifePath State Farm LifePath State Farm LifePath
                                          2020 Fund/(2)/      2030 Fund/(2)/      2040 Fund/(2)/
----------------------------------------- -----------------   ------------------- -------------------
                                          Class A    Class B  Class A   Class B   Class A   Class B
----------------------------------------- --------   -------- --------- --------- --------- ---------
Management fees                            1.04%      1.04%    1.04%     1.04%     1.03%     1.03%
Distribution (12b-1) Fees                  0.25%      0.65%    0.25%     0.65%     0.25%     0.65%
Other Expenses                             0.36%      0.36%    0.41%     0.41%     0.50%     0.51%
Total Annual Fund Operating Expenses/(1)/  1.65%      2.05%    1.70%     2.10%     1.78%     2.19%

--------------------------------------------------------------------------------

/(1)/For all Funds other than the LifePath Funds, the Manager has agreed to reimburse each Fund if, and to the extent, the Fund's total annual operating expenses exceed the percentage of each Fund's average net assets indicated in the table below. With respect to the LifePath Funds, Barclays has voluntarily agreed to waive management fees at the Master Portfolio level in an amount equal to the management fees, if any, charged to the Underlying Funds. The Manager has agreed to reimburse each LifePath Fund if, and to the extent the LifePath Fund's total annual operating expenses, including net expenses incurred at the Master Portfolio and Underlying Fund levels, exceed the percentages of each LifePath Fund's average net assets shown in the table below:

EXPENSE INFORMATION continued



                                  Expense                                                  Expense
          Fund            Reimbursement Threshold                   Fund               Reimbursement Threshold
------------------------- -----------------------      ------------------------------- -----------------------
                           Class A     Class B                                         Class A     Class B
------------------------- -------     -------          ------------------------------- ----------- -----------
Equity Fund..............    1.20%       1.60%         Tax Advantaged Bond Fund.......  0.70%       1.10%
Small Cap Equity Fund....    1.40%       1.80%         Money Market Fund..............  0.60%       1.00%
International Equity Fund    1.50%       1.90%         State Farm LifePath Income Fund  1.30%       1.70%
S&P 500 Index Fund.......    0.80%       1.20%         State Farm LifePath 2010 Fund..  1.30%       1.70%
Small Cap Index Fund.....    0.95%       1.35%         State Farm LifePath 2020 Fund..  1.30%       1.70%
International Index Fund.    1.15%       1.55%         State Farm LifePath 2030 Fund..  1.30%       1.70%
Equity and Bond Fund.....  0.25%/(3)/  0.65%/(3)/      State Farm LifePath 2040 Fund..  1.30%       1.70%
Bond Fund................    0.70%       1.10%

  These reimbursement arrangements are voluntary and may be eliminated by Barclays or the Manager at any time.


/(2)/For the S&P 500 Index Fund, the fees and expenses listed include the Fund's and the Master Portfolio's fees and expenses. For the LifePath Funds, the fees and expenses listed include the fees and expenses of the LifePath Funds, the Master Portfolios, and a weighted average of the total operating expense ratios of the Underlying Funds in which the Master Portfolios invest.


/(3)/The Manager has agreed not to be paid an investment advisory and shareholder services fee for performing services for the Equity and Bond Fund. Nevertheless, the Manager will receive investment advisory and shareholder service fees for performing these services for the Funds in which the Equity and Bond Fund invest. The fees and expenses indicated in the expense table for the Equity and Bond Fund include the fees and expenses directly incurred by the Equity and Bond Fund such as 12b-1 distribution fees, independent trustee fees and registration fees. Additionally, the fees and expenses shown in the expense table for the Equity and Bond Fund include those expenses indirectly incurred by Equity and Bond Fund shareholders as a result of the Fund's investment in shares of the Equity Fund and shares of the Bond Fund. The Manager has agreed to reimburse the Equity and Bond Fund for all expenses directly incurred by the Fund except 12b-1 distribution fees. This expense reimbursement is voluntary and the Manager may eliminate it at any time.

                                                  EXPENSE INFORMATION continued


Expense Examples

These examples are intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds. The examples assume you invest $10,000 for the time periods indicated, earn a 5% return each year, redeem your shares at the end of the period and that operating expenses remain constant at the level above for "Total Annual Fund Operating Expenses." Your actual returns and costs may be higher or lower than those shown, but based on these assumptions, your expenses will be:

               Fund                           Class A
               -------------------- ----------------------------
                                    1 Year 3 Year 5 Year 10 Year
               -------------------- ------ ------ ------ -------
               Equity Fund.........  $417   $663  $  930 $1,689
               Small Cap Equity
                Fund...............  $442   $742  $1,063 $1,972
               International Equity
                Fund...............  $466   $814  $1,185 $2,227
               S&P 500 Index Fund..  $379   $548  $  731 $1,260
               Small Cap Index Fund  $396   $600  $  820 $1,454
               International Index
                Fund...............  $420   $673  $  945 $1,722
               Equity and Bond Fund  $406   $630  $  872 $1,566
               Bond Fund...........  $367   $511  $  667 $1,121
               Tax Advantaged Bond
                Fund...............  $369   $517  $  678 $1,144
               Money Market Fund...  $ 64   $202  $  351 $  786
               State Farm LifePath
                Income Fund........  $467   $817  $1,190 $2,238
               State Farm LifePath
                2010 Fund..........  $464   $808  $1,175 $2,206
               State Farm LifePath
                2020 Fund..........  $463   $805  $1,170 $2,196
               State Farm LifePath
                2030 Fund..........  $468   $820  $1,195 $2,248
               State Farm LifePath
                2040 Fund..........  $475   $843  $1,236 $2,332

--------------------------------------------------------------------------------

               Fund                           Class B
               -------------------- ----------------------------
                                    1 Year 3 Year 5 Year 10 Year
               -------------------- ------ ------ ------ -------
               Equity Fund.........  $461   $774  $1,060 $1,785
               Small Cap Equity
                Fund...............  $487   $854  $1,195 $2,054
               International Equity
                Fund...............  $511   $927  $1,319 $2,308
               S&P 500 Index Fund..  $422   $656  $  860 $1,343
               Small Cap Index Fund  $439   $709  $  950 $1,537
               International Index
                Fund...............  $464   $783  $1,076 $1,804
               Equity and Bond Fund  $450   $740  $1,003 $1,649
               Bond Fund...........  $410   $618  $  795 $1,205
               Tax Advantaged Bond
                Fund...............  $412   $625  $  806 $1,228
               Money Market Fund...  $405   $603  $  769 $1,147
               State Farm LifePath
                Income Fund........  $512   $930  $1,324 $2,319
               State Farm LifePath
                2010 Fund..........  $509   $921  $1,308 $2,288
               State Farm LifePath
                2020 Fund..........  $508   $918  $1,303 $2,277
               State Farm LifePath
                2030 Fund..........  $513   $933  $1,329 $2,329
               State Farm LifePath
                2040 Fund..........  $522   $960  $1,375 $2,420

--------------------------------------------------------------------------------

Using the same assumptions as for the first table, but assuming that you did not redeem your shares at the end of each period, you would bear the following expenses for Class B shares:

               Fund                 1 Year 3 Year 5 Year 10 Year
               -------------------- ------ ------ ------ -------
               Equity Fund.........  $161   $499  $  860 $1,785
               Small Cap Equity
                Fund...............  $187   $579  $  995 $2,054
               International Equity
                Fund...............  $211   $652  $1,119 $2,308
               S&P 500 Index Fund..  $122   $381  $  660 $1,343
               Small Cap Index Fund  $139   $434  $  750 $1,537
               International Index
                Fund...............  $164   $508  $  876 $1,804
               Equity and Bond Fund  $150   $465  $  803 $1,649
               Bond Fund...........  $110   $343  $  595 $1,205
               Tax Advantaged Bond
                Fund...............  $112   $350  $  606 $1,228
               Money Market Fund...  $105   $328  $  569 $1,147
               State Farm LifePath
                Income Fund........  $212   $655  $1,124 $2,319
               State Farm LifePath
                2010 Fund..........  $209   $646  $1,108 $2,288
               State Farm LifePath
                2020 Fund..........  $208   $643  $1,103 $2,277
               State Farm LifePath
                2030 Fund..........  $213   $658  $1,129 $2,329
               State Farm LifePath
                2040 Fund..........  $222   $685  $1,175 $2,420

--------------------------------------------------------------------------------

HOW THE FUNDS INVEST

The following discussion provides additional information about how the Funds invest. The first part of this discussion relates to how the Equity Fund, Small Cap Equity Fund, International Equity Fund, S&P 500 Index Fund, Small Cap Index Fund, International Index Fund, Equity and Bond Fund, Bond Fund, Tax Advantaged Bond Fund, and Money Market Fund invest. The second part of the discussion relates to how the State Farm LifePath Funds invest.

Equity Fund, Small Cap Equity Fund, International Equity Fund, S&P 500 Index Fund, Small Cap Index Fund, International Index Fund, Equity and Bond Fund, Bond Fund, Tax Advantaged Bond Fund, and the Money Market Fund.

Under ordinary circumstances, each Fund is substantially fully invested. Except for the S&P 500 Index Fund, Small Cap Index Fund and the International Index Fund (collectively, the "Equity Index Funds"), and the Money Market Fund, each Fund may take a temporary defensive position in attempting to respond to adverse market, economic, political or other conditions. If the Manager or Capital Guardian determine that market or economic conditions warrant a temporary defensive position, the Funds each manage may hold up to 100% of their assets in cash, cash equivalents or other temporary investments such as short-term government or corporate obligations. During those periods, a Fund's assets may not be invested in accordance with its strategy and the Fund may not achieve its investment objective.

Each Fund may also:

 . Lend securities to financial institutions, enter into repurchase agreements and purchase securities on a when-issued or forward commitment basis; and

 . Invest in U.S. dollar-denominated foreign money market securities, although no more than 25% of a Fund's assets may be invested in foreign money market securities unless such securities are backed by a U.S. parent financial institution.

Except for the Equity Index Funds, each Fund may, from time to time, borrow money in amounts up to 33 1/3% of its total assets (including the amount borrowed) for temporary purposes to pay for redemptions. A Fund may not purchase additional securities when borrowings exceed 5% of its total assets (including the amount borrowed).

The Funds do not anticipate engaging in active and frequent trading of portfolio securities as a principal investment strategy.


Fund Summaries

Each Fund has its own investment objective. The Trust's Board may change these investment objectives without a vote of the Trust's shareholders. A Fund will provide shareholders with at least 60 days prior notice of any change in an investment objective. The types of securities and investment techniques and practices in which each Fund may engage to achieve its objective, including the principal investment techniques and practices described for each Fund as described below, are identified in Appendix B to this Prospectus, and are discussed, together with their risks, in the Trust's Statement of Additional Information.

Equity Fund


In managing the Equity Fund, Capital Guardian seeks to purchase the common stocks of large U.S. companies that Capital Guardian considers well run and able to generate long term capital appreciation. Common stocks, in general, offer a way to invest for long-term growth of capital. Capital Guardian looks for companies with one or more of the following characteristics:





 .  Below-market price-to-earnings



 .  Below-market price-to-book



 .  Above-market yield


The Fund may invest up to 25% of its assets in foreign equity securities not publicly traded in the U.S. and depositary receipts (both sponsored and unsponsored). Foreign investing provides opportunities different from those available in the U.S. and risks that in some ways may be greater than in U.S. investments.

Small Cap Equity Fund


The Small Cap Equity Fund invests its assets primarily in equity securities of companies with relatively small market capitalizations located in the U.S. These companies typically will have market capitalizations in the same range as found in the Russell 2000 Small Stock Index. As of April 30, 2005, that market capitalization range was $28 million to $4.9 billion. The Fund may invest up to 25% of its assets in the equity securities of foreign companies with relatively small market capitalizations and depositary receipts (both sponsored and unsponsored).


International Equity Fund


The International Equity Fund invests its assets primarily in common stocks of companies located in European

                                                 HOW THE FUNDS INVEST continued


countries (Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom), Australia, New Zealand, Hong Kong, Japan and Singapore. The Fund may also invest in companies located in emerging markets. Capital Guardian generally will sell securities when it believes they no longer represent good long-term value. Foreign investing provides opportunities different from those available in the U.S. and risks, which in some ways may be greater than in U.S. investments.

The Fund may also buy and sell foreign currencies (either for current or future delivery) to facilitate settlements in local markets and to hedge against currency fluctuations.


S&P 500 Index Fund





The S&P 500 Index Fund invests all of its assets in a separate series of the Master Fund known as the S&P 500 Index Master Portfolio. The S&P 500 Index Fund and the S&P 500 Index Master Portfolio have substantially similar investment objectives, strategies, and policies. Barclays serves as investment adviser to the S&P 500 Index Master Portfolio. The S&P 500 Index Master Portfolio may accept investments from other feeder funds. Certain actions involving other feeder funds, such as a substantial withdrawal, could affect the S&P 500 Index Master Portfolio. Barclays and its affiliates invest for their own accounts in the types of securities in which the S&P 500 Index Master Portfolio may also invest.



The S&P 500 Index Master Portfolio invests mostly in stocks, although it may invest in stock index futures contracts and options on futures contracts. By investing in stocks within its benchmark index, the S&P 500 Index Master Portfolio avoids the risk of individual stock selection and, instead, tries to match the performance of its benchmark index, whether the index goes up or down.



The S&P 500 Index Master Portfolio attempts to remain as fully invested as practicable in the stocks that are represented in its benchmark index. Under normal market conditions, the S&P 500 Index Master Portfolio seeks to invest as least 90% of its total assets in stocks that are represented in its benchmark index.



Barclays does not manage the S&P 500 Index Master Portfolio according to traditional methods of "active" investment management, which involves buying and selling securities based on economic, financial and market analysis and investment judgment. Instead, Barclays utilizes a "passive" or indexing investment approach for the S&P 500 Index Master Portfolio, attempting to approximate the investment performance of the S&P 500 Index. Barclays selects stocks for the S&P 500 Index Master Portfolio so that the overall investment characteristics of the S&P 500 Index Master Portfolio (based on market capitalization and industry weightings), fundamental characteristics (such as return variability, earnings valuation and yield) and liquidity measures are similar to those of the S&P 500 Index.



The S&P 500 Index Master Portfolio may invest any assets not invested in stocks that are represented in the S&P 500 Index in:



 . the same type of short-term high quality debt securities in which the Money Market Fund invests (described below);



 . other equity securities that are similar to the stocks in the S&P 500 Index or that are awaiting disposition after a change in composition of the benchmark index or a rebalancing of the portfolio;



 .  stock index futures contracts, options on such futures contracts; and/or



 .  cash.



The S&P 500 Index Master Portfolio may invest in those financial instruments to find a short-term investment for uninvested cash balances or to provide liquid assets for anticipated redemptions by interestholders.



The S&P 500 Index Master Portfolio seeks to replicate the total return performance of the S&P 500 Index by investing in all of the securities that make up the S&P 500 Index.



From time to time, the portfolio composition of the S&P 500 Index Master Portfolio may be altered (or "rebalanced") to reflect changes in the characteristics of the S&P 500 Index, with a view to bringing the performance and characteristics of the S&P 500 Index Master Portfolio more closely in line with that of the S&P 500 Index.



Barclays attempts to track the performance of the S&P 500 Index Master Portfolio's benchmark index, but there is no assurance that Barclays will be successful. The degree to which the S&P 500 Index Master Portfolio fails to track the performance of its benchmark index is referred to as the

HOW THE FUNDS INVEST continued



"tracking error." Barclays expects that, over time, the tracking error of the S&P 500 Index Master Portfolio will be less than 5%. Barclays monitors the tracking error of the S&P 500 Index Master Portfolio on an ongoing basis and seeks to minimize tracking error to the extent possible. There can be no assurance that the S&P 500 Index Master Portfolio will achieve any particular level of tracking error. For an explanation of "expected tracking error" and more information on this subject, see the Trust's Statement of Additional Information.



Another reason why the performance of the S&P 500 Index Master Portfolio may not always equal the performance of its benchmark index is because the performance of its benchmark index does not take into account operating expenses of the S&P 500 Index Master Portfolio and operating expenses of the S&P 500 Index Fund.



The S&P 500 Index Master Portfolio may purchase stock index futures contracts on its benchmark index or a comparable stock index to simulate investment in its benchmark index. This may be done to rapidly gain exposure to the securities comprising its benchmark index in anticipation of purchasing such securities over time, to reduce transaction costs, or to gain exposure to such securities at a lower cost than by making direct investments in the cash market. If the S&P 500 Index Master Portfolio cannot sell a futures contract that it holds, it may write call and buy put options on the contract to effectively close out or offset the contract. The S&P 500 Index Master Portfolio will not use futures contracts or options on futures contracts for speculation.



Small Cap Index Fund and International Index Fund



Northern Trust serves as investment sub-adviser to the Small Cap Index Fund and the International Index Fund. These Funds invest mostly in stocks, although each may invest in stock index futures contracts and options on futures contracts. By investing in stocks within each Fund's benchmark index, the Small Cap Index Fund and the International Index Fund avoid the risk of individual stock selection and, instead, try to match the performance of each Fund's benchmark index, whether the index goes up or down.



The Small Cap Index Fund and the International Index Fund attempt to remain as fully invested as practicable in the stocks that are represented in each Fund's benchmark index. Under normal market conditions, the Small Cap Index Fund and the International Index Fund seek to invest at least 80% of each Fund's net assets in stocks that are represented in the Fund's benchmark index and in stock index futures contracts on each Fund's benchmark index.



Northern Trust does not manage the Small Cap Index Fund and the International Index Fund according to traditional methods of "active" investment management, which involves buying and selling securities based on economic, financial and market analysis and investment judgment. Instead, Northern Trust utilizes a "passive" or indexing investment approach for the Small Cap Index Fund and the International Index Fund, attempting to approximate the investment performance of each Fund's benchmark index. Northern Trust will buy and sell securities for the Small Cap Index Fund and the International Index Fund in response to changes in each Fund's benchmark index. Northern Trust selects stocks for the Small Cap Index Fund and the International Index Fund so that the overall investment characteristics of each Fund (based on market capitalization and industry weightings), fundamental characteristics (such as return variability, earnings valuation and yield) and liquidity measures are similar to those of each Fund's benchmark index.



The Small Cap Index Fund and the International Index Fund may invest any assets not invested in stocks that are represented in the Fund's benchmark index in:



 . the same type of short-term high quality debt securities in which the Money Market Fund invests (described below);



 . other equity securities that are similar to the stocks in the Fund's benchmark index or that are awaiting disposition after a change in composition of the benchmark index or a rebalancing of the portfolio;



 .  stock index futures contracts, options on such futures contracts; and/or



 .  cash.



The Small Cap Index Fund and the International Index Fund may invest in those financial instruments to find a short-term investment for uninvested cash balances or to provide liquid assets for anticipated redemptions by shareholders.



Neither the Small Cap Index Fund nor the International Index Fund generally hold all of the issues that comprise their

                                                 HOW THE FUNDS INVEST continued



respective benchmark index, due in part to the costs involved and, in certain instances, the potential illiquidity of certain securities. Instead, both the Small Cap Index Fund and the International Index Fund attempt to hold a representative sample of the securities in the appropriate benchmark index, which Northern Trust will select utilizing certain replication and optimization modeling techniques. These replication and optimization modeling techniques may not be successful, and may result in the Small Cap Index Fund and the International Index Fund not tracking their respective indices with the same degree of accuracy that complete replication of the index would provide. As a result of these replication and optimization modeling techniques, the Small Cap Index Fund and the International Index Fund may not have the identical capitalization, industry and fundamental characteristics as their benchmark indices. Please refer to the Trust's Statement of Additional Information for a more detailed discussion of the techniques that Northern Trust employs in selecting the portfolio securities for these Funds.



From time to time, the portfolio composition of the Small Cap Index Fund and the International Index Fund may be altered (or "rebalanced") to reflect changes in the characteristics of the applicable benchmark index, with a view to bringing the performance and characteristics of these Funds more closely in line with that of each Fund's applicable benchmark index.



Northern Trust attempts to track the performance of the Small Cap Index Fund's and the International Index Fund's benchmark index, but there is no assurance that Northern Trust will be successful. The degree to which these Funds fail to track the performance of their benchmark indices is referred to as the "tracking error." Northern Trust expects that, over time and under normal circumstances, the quarterly performance of the Small Cap Index Fund and the International Index Fund, before expenses, will track the performance of the applicable benchmark index within a 0.95 correlation coefficient. [This means that the performance of the Small Cap Index Fund and the International Index Fund, before expenses, should be within 95% of the performance of the applicable benchmark index. Northern Trust, please confirm this statement or explain what 0.95% correlation coefficient means.] There can be no assurance that the Small Cap Index Fund and the International Index Fund will achieve any particular level of tracking error. For an explanation of "expected tracking error" and more information on this subject, see the Trust's Statement of Additional Information.



Another reason why the performance of the Small Cap Index Fund and the International Index Fund may not always equal the performance of its benchmark index is because the performance of the benchmark index does not include operating expenses incurred by each Fund.



The Small Cap Index Fund and the International Index Fund may purchase stock index futures contracts on their benchmark indices or a comparable stock index to simulate investment in their benchmark indices. This may be done to rapidly gain exposure to the securities comprising a Fund's benchmark index in anticipation of purchasing such securities over time, to reduce transaction costs, or to gain exposure to such securities at a lower cost than by making direct investments in the cash market. If the Small Cap Index Fund or the International Index Fund cannot sell a futures contract that it holds, it may write call and buy put options on the contract to effectively close out or offset the contract. The Small Cap Index Fund and the International Index Fund will not use futures contracts or options on futures contracts for speculation.


Equity and Bond Fund

The Equity and Bond Fund invests in shares of the Equity Fund and the Bond Fund. The Equity and Bond Fund may hold a portion of its assets in U.S. Government securities, short-term paper, or may invest in the Money Market Fund to provide flexibility in meeting redemptions, expenses, and the timing of new investments, and to serve as a short-term defense during periods of unusual volatility.

Bond Fund

The Bond Fund invests primarily in investment grade bonds (e.g., those bonds that S&P or Moody's have rated within their respective four highest rating categories), and in the same types of securities as the Money Market Fund. Under normal circumstances, at least 80% of the Fund's total assets will be invested in investment grade bonds or unrated debt securities that the Manager determines to be of equivalent quality. The Bond Fund may also invest in investment grade mortgage-backed and asset-backed securities, including those representing pools of mortgage, commercial or consumer loans originated by financial institutions.

The Bond Fund emphasizes investment grade bonds and usually maintains a duration target of less than 7 years based on

HOW THE FUNDS INVEST continued


expectations about the direction of interest rates and other economic factors. Duration is a measure of sensitivity of bond prices to interest rate movements. The longer the duration of a debt obligation, the more sensitive its value is to changes in interest rates.

In selecting bonds for the Fund, the Manager seeks to maximize current income while minimizing risk and volatility through prudent investment management. Accordingly, the Fund seeks to limit its exposure to very risky or speculative investments by investing primarily in investment grade bonds that offer the potential for attractive returns.

The Fund may also invest up to 20% of its assets in the following securities:

 . Debt securities that S&P or Moody's have rated lower than the four highest rating categories or comparable unrated debt securities. Bonds that are rated lower than BBB by S&P or Baa by Moody's are often referred to as "junk bonds." Rating agencies consider junk bonds to have varying degrees of speculative characteristics. Consequently, although they can be expected to provide higher yields, such securities may be subject to greater market value fluctuations and greater risk of loss of income and principal than lower-yielding, higher-rated fixed-income securities. For more information, see "Description of Bond Ratings" in the Statement of Additional Information.

 . Convertible debt securities, convertible preferred stocks and nonconvertible preferred stocks. Convertible securities are fixed income securities that are convertible into common stock at a specified price or conversion ratio. Convertible securities will at times be priced in the market like other fixed income securities: that is, their prices will tend to rise when interest rates decline and will tend to fall when interest rates rise. However, because a convertible security provides an option to the holder to exchange the security for either a specified number of the issuer's common shares at a stated price per share or the cash value of such common shares, the security market price will tend to fluctuate in relationship to the price of the common shares into which it is convertible. Because convertible securities are usually viewed by the issuer as future common stock, they are generally subordinated to other senior securities and therefore are rated one category lower than the issuer's non-convertible debt obligations or preferred stock.

 . Bond futures contracts, options, credit swaps, interest rate swaps, and other types of derivatives. Losses (or gains) involving futures contracts can sometimes be substantial -- in part because a relatively small price movement in a futures contact may result in an immediate and substantial loss (or gain) for the Fund. Similar risks exist for other types of derivatives. For this reason, the Fund will not use futures, options, or other derivatives for speculative purposes or as leveraged investments that magnify the gains or losses of an investment. The Fund will invest in futures and options to (i) keep cash on hand to meet shareholder redemptions or other needs, while simulating full investment in bonds and/or (ii) reduce the Fund's transaction costs, for hedging purposes or to add value when these instruments are favorably priced.

Tax Advantaged Bond Fund

Tax Advantaged Bond Fund invests primarily in a diversified selection of municipal bonds. Municipal bonds generally are designed to meet longer-term capital needs and have maturities of more than one year when issued. States, territories, local governments and municipalities issue municipal bonds to raise money for various purposes (for example, to pay for a road construction project, or to build an airport). The interest on a municipal bond is generally exempt from federal income tax, but may be subject to the federal alternative minimum tax and state income taxes.

The two principal classifications of municipal bonds are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its faith, credit, and taxing powers for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to the rate or amount of special assessments. In many cases, voter approval is required before an issuer may sell this type of bond. Revenue bonds are usually payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other special revenue source. Although the principal security behind these bonds may vary, many (but not all issuers) provide further security in the form

                                                 HOW THE FUNDS INVEST continued


of a mortgage or debt service reserve fund. Some authorities provide further security in the form of the state's ability (without obligation) to make up deficiencies in the debt service reserve fund.

Under current tax law, all municipal debt is divided into two groups: government purpose bonds (discussed above) and private activity bonds. Private activity bonds are bonds that are issued by a state or local government or public authority, but principally benefit private users and generally are considered taxable unless a specific exemption is provided. Some, but not all, private activity bonds are subject to alternative minimum tax.

The Fund normally invests so that either (1) at least 80% of the Fund's net investment income is exempt from regular federal income tax or (2) at least 80% of the Fund's net assets are invested in securities that produce income exempt from regular federal income tax.

The Fund tends to hold its municipal bonds until they mature or are called. The Fund may sell a bond when the proportion of bonds with longer maturities is reduced in anticipation of a bond market decline (a result of rising interest rates) or increased in anticipation of a bond market rise (resulting from a decline in interest rates). The Fund may sell a bond if its credit risk increases significantly.

Under ordinary circumstances at least 80% of the Fund's total assets will consist of investment grade municipal bonds (e.g., municipal bonds rated within the four highest rating categories of Moody's or S&P), and money market securities and cash. Up to 20% of the Fund's total assets may be invested in municipal bonds that are unrated or rated below investment grade by Moody's or by S&P.

Lower-rated municipal bonds and fixed income securities generally carry a greater degree of risk than higher-rated municipal bonds. Bonds rated below BBB by S&P and below Baa by Moody's have speculative characteristics, and are commonly referred to as "junk bonds" and present a higher degree of credit risk. In addition, the Fund may purchase municipal bonds that represent lease obligations. These carry special risks because the issuer of the bonds may not be obligated to appropriate money annually to make payments under the lease. To reduce this risk, the Fund will only purchase these bonds if the Manager believes the issuer has a strong incentive to continue making appropriations until maturity.

The Fund may invest in bond (interest rate) futures and options contracts and other types of derivatives. Losses (or gains) involving futures can sometimes be substantial -- in part because relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) for the Fund. The Fund will not use futures for speculative purposes or as leveraged investments that magnify the gains or losses of an investment. The Fund's obligation to purchase securities under futures contracts will not exceed 20% of its total assets. The reasons for which the Fund may use futures and options are to: (i) keep cash on hand to meet shareholder redemptions or other needs, while simulating full investment in bonds and/or (ii) reduce the Fund's transaction costs or add value when these instruments are favorably priced.

The Fund invests primarily in a diversified selection of municipal bonds with maturities of one to thirty years. A majority of the Fund's investments are in issues with maturities longer than five years.

The Fund will hold assets not invested in municipal bonds in (i) interest-bearing demand notes, (ii) bank savings accounts, (iii) high-grade money market securities (iv) U.S. Treasury securities or (v) securities of taxable or tax-exempt money market mutual funds. To the extent the Manager invests the Fund's asset in securities of money market mutual funds, you will pay fund operating expenses at both the Fund level and at the money market mutual fund level.

The Fund may also invest in variable rate securities, such as inverse floaters, whose rates vary inversely with changes in market rates of interest. Investments in such securities involve special risks as compared to a fixed rate municipal security. The extent of increases and decreases in the value of such securities and the corresponding change to the net asset value of the Fund generally will be larger than comparable changes in value of an equal principal amount of a fixed rate municipal security having similar credit quality, redemption provisions and maturity.

Money Market fund

In selecting securities for the Money Market Fund, the Manager seeks highly liquid investments that present minimal credit risk. The Fund primarily invests in high quality short-term money market instruments. At least 95% of the Fund's assets must be rated in the highest short-term category by at

HOW THE FUNDS INVEST continued


least two nationally recognized statistical rating organizations ("NRSROs") (or one NRSRO, if only one has issued a rating), and 100% of the Fund's assets must be invested in securities rated in the two highest rating categories.

The Fund may invest in securities that are not rated by an NRSRO if the Manager determines that such securities are of comparable quality to, and present a comparable amount of risk as, similar securities that have received a rating from an NRSRO.

What is a Nationally Recognized Statistical Rating Organization (NRSRO)?

An NRSRO, such as Moody's or S&P, assigns ratings to securities based on its assessment of the creditworthiness of the issuers. The Statement of Additional Information has a detailed description of the various rating categories.

Among the securities that the Money Market Fund may invest in are the following:

 . Securities issued or guaranteed by the U.S. Government or its agencies, including Treasury Bills, notes, and securities issued by U.S. government agencies such as the Federal National Mortgage Association.

 . Commercial paper issued or guaranteed by U.S. corporations and certain other entities that are rated in the two highest rating categories of a NRSRO.

 .  Repurchase agreements with certain parties.

 . Certain obligations of large (more than $1 billion in total assets) U.S. banks and their subsidiaries (including, certain Canadian affiliates), including, but not limited to, bank notes, commercial paper, and certificates of deposit.

 . Other short-term obligations issued by or guaranteed by U.S. corporations, state and municipal governments, or other entities.

 .  Securities backed by mortgages, consumer loans and other assets.

Given the types of securities that the Fund invests in, the level of risk associated with the Fund is lower than most other types of mutual funds. However every investment involves some kind of risk. To the extent that the Fund invests in certain securities (for example, repurchase agreements, when-issued securities or foreign money market securities), the Fund may be affected by additional risks.

Other Risks of Investing in these Funds

Foreign Securities

Investments in foreign securities, including those of foreign governments, involve additional risks not normally present when investing in comparable domestic securities.

Some securities of foreign companies and governments may be traded in the U.S., such as American Depository Receipts ("ADRs"), but most are traded primarily in foreign markets. The risks of investing in foreign securities include:

Currency Risk. For securities that are based in value on foreign currencies (including ADRs), a Fund must buy the local currency to buy a foreign security and sell the same local currency after it sells the security. Therefore, the value of that security to a Fund is affected by the value of the local currency relative to the U.S. currency. As a result, if the value of the local currency falls relative to U.S. currency, the value of that security falls, even if the security has not decreased in value in its home country.

Political and Economic Risk. Foreign investments can be subject to greater political and economic risks. In some countries, there is the risk that the government may take over assets or operations of the company or impose taxes or place limits on the removal of assets that would adversely affect the value of the security. The possibility of default in foreign government securities, political or social instability or diplomatic developments generally are more of a concern in developing countries, where the possibility of political instability (including revolution) and dependence on foreign economic assistance may be greater than in developed countries.

Regulatory Risk. In many countries there is less publicly available information about issuers than is available for companies in the U.S. Foreign companies may not be subject to uniform accounting, auditing and financial reporting stan-
 dards, and auditing practices and requirements may not be comparable to those applicable to the U.S. companies. In many foreign countries there is less government supervision and regulation of business and industry practices, and it may be more difficult to obtain or enforce judgments against foreign entities.

                                                 HOW THE FUNDS INVEST continued



Market Risks. Foreign securities often trade with less frequency and volume than domestic securities and are therefore less liquid and more volatile than securities of comparable domestic issuers. Further, the settlement period of securities transactions in foreign markets may be longer than in domestic markets.

Transaction Costs. Commission rates in foreign countries, which are generally fixed rather than subject to negotiation as in the U.S., are likely to be higher. In addition, other costs, such as tax and custody costs, are generally higher than for domestic transactions.

Particular Risks for Developing Countries. In general, the risks noted above are heightened for developing countries. In addition, certain developing countries have experienced substantial, and in some cases, rapidly fluctuating rates of inflation for a number of years. Inflation has, and may continue to have, a debilitating effect on the underlying economies of these countries. Many developing countries are heavily dependent on international trade and can be adversely affected by trade barriers and protectionist measures, as well as the depreciation or devaluation of their currencies.

High Yield/High Risk Securities (Junk Bonds)

These securities tend to offer higher yields than higher-rated securities of comparable maturities because the historical financial condition of the issuers of these securities is usually not as strong as that of other issuers.

High yield fixed-income securities usually present greater risk of loss of income and principal than higher-rated securities. For example, because investors generally perceive that there are greater risks associated with investing in medium- or lower-rated securities, the yields and price of such securities may tend to fluctuate more than those of higher-rated securities. Moreover, in the lower-quality segments of the fixed income securities market, changes in perception of the creditworthiness of individual issuers tend to occur more frequently and in a more pronounced manner than do changes in higher-quality segments of the fixed-income securities market. The yield and price of medium-to lower-rated securities therefore may experience greater volatility than is the case with higher-rated securities.

Under adverse market or economic conditions, the secondary market for high yield/high risk securities could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, the Funds could find it more difficult to sell such securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower-rated securities therefore may be less than the prices used in calculating the Fund's net asset value.

How the State Farm LifePath Funds Invest

The LifePath Funds seek to maximize assets for retirement or other purposes consistent with the quantitatively measured risk that investors, on average, may be willing to accept given their investment time horizons. The LifePath Funds (other than the State Farm LifePath Income Fund) attempt to manage the investment risk in each strategy for investors whose time horizons correspond to the decade in the Fund's name. For example, the State Farm LifePath 2010 Fund is designed for investors who plan to begin withdrawing a substantial portion of their investment in the decade beginning in the year 2010. Similarly, the State Farm LifePath 2040 Fund is designed for investors who plan to begin withdrawing a substantial portion of their investment in the decade beginning in the year 2040. The State Farm LifePath Income Fund is designed for investors who are currently withdrawing, or who plan to begin withdrawing, a substantial portion of their investment in the near future.

The LifePath Investment Model

Barclays, a subsidiary of BGI, serves as the Master Portfolios' investment adviser. As of December 31, 2004, BGI, including its affiliates, manages over $1.3 trillion in assets and is the world's largest asset manager for institutions such as major endowments and corporate and government pension plans. BGI pioneered research in asset allocation, indexed investing and investment modeling.

Each LifePath Fund seeks to achieve its objective through an investment strategy that relies on one of Barclays' proprietary investment models. Barclays employs a proprietary investment model that analyzes securities market data, including risk, asset class correlations, and expected returns, to provide portfolio allocations among the asset classes offered through the Underlying Funds. The allocations are constantly monitored and rebalanced in an effort to maximize expected return for a given level of risk. In managing the LifePath Funds,

HOW THE FUNDS INVEST continued


Barclays focuses on long-term targets and objectives. The progression over time of a LifePath Fund's asset allocation to less risky asset classes is a relatively steady process resulting in only minor changes to the asset allocation from month to month. The LifePath Funds (through their investment in the Master Portfolios (that, in turn, invest in the Underlying Funds)) do not engage in active and frequent trading of portfolio securities as a principal investment strategy.

How It Works: Spending Your "Risk Budget" Wisely

One way to understand how the LifePath Funds adjust their asset allocation is to regard the statistically determined risk in each Fund as its "risk budget." Barclays' analysis begins with a statistical determination of how much a hypothetical investor, with a given time horizon for investment, on average, can afford to lose. This tolerance for loss can be viewed as the Fund's risk budget. This risk budget reflects Barclays' statistical determination of risk, and may not be appropriate to you in measuring the specific degree of risk you are willing to accept.

Different investment allocations can have the same risk of loss but with different expected returns. Barclays seeks the Fund allocations that offer the highest expected return while keeping within a Fund's statistically determined risk of loss.

Expected returns are not guaranteed returns. They are average projections based on comprehensive research and accepted principles of market behavior. Likewise, statistically determined risk covers the most likely scenarios, but it does not cover all possible losses.

Principal Investments:

The LifePath Funds, through their investment in the Master Portfolios (that, in turn, invest in the Underlying Funds), may invest in the following investments:

 .  money market instruments

 .  bonds

 .  stocks, including:

 .  stocks of the largest U.S. companies

 .  stocks of all other publicly traded U.S. companies

 . stocks of issuers located outside the U.S., including those located in emerging markets

 .  real estate investment trusts ("REITs")

Within stocks and bonds are sub-categories of securities:

 . U.S. stocks can be separated according to the value of their outstanding stock (or capitalization), into large-cap, mid-cap and small-cap groupings.

 . Each of the stock capitalization categories can be separated according to their price-to-book ratios: the ratio of the value of a company's traded stock to the book value of its plant, equipment and other tangible assets. The companies with the higher price-to-book ratios are considered growth stocks, and the companies with the lower price-to-book ratios are considered value stocks.

 . U.S. Government bonds, bonds issued by corporations, mortgage-backed securities, high yield bonds and foreign bonds form five separate sub-categories of bond investments. The first two sub-categories are further subdivided by maturity: long-term, intermediate-term and short-term.

While the model does not allocate among each of these sub-categories and the Underlying Funds do not generally correspond to the sub-categories, all of these sub-categories are included within the various Underlying Funds.

                                                 HOW THE FUNDS INVEST continued



The following table lists the Underlying Funds and the approximate asset allocations for each Master Portfolio as of December 31, 2004. Barclays allocates the Master Portfolio's assets among the Underlying Funds based on the Master Portfolio's investment objective and policies. The asset allocation for each Master Portfolio will vary over time, and Barclays is not required to invest any Master Portfolio's assets in each of the Underlying Funds or in any particular percentage. Barclays may add, eliminate or replace Underlying Funds at any time.




                    UNDERLYING FUNDS (As of March 31, 2005)



                                                   LifePath   LifePath LifePath LifePath LifePath
                                                  Retirement*   2010     2020     2030     2040
------------------------------------------------- ----------- -------- -------- -------- --------
CAPITAL GROWTH
Master Investment Portfolio Active Stock Master
  Portfolio                                           21%       30%      42%      52%      61%
iShares S&P MidCap 400 Index Fund                      2%        3%       3%       3%       4%
iShares Russell 2000 Index Fund                        3%        3%       4%       4%       5%
iShares MSCI EAFE Index Fund                           9%       12%      16%      19%      20%
-------------------------------------------------------------------------------------------------
CAPITAL PRESERVATION
Master Investment Portfolio CoreAlpha Bond Master
  Portfolio                                           65%       53%      35%      21%      10%
-------------------------------------------------------------------------------------------------


*The corresponding Master Portfolio into which the State Farm LifePath Income
 Fund invests
Note: The allocation percentages may not add to 100% due to rounding

Description of Underlying Funds

Each LifePath Fund may invest in some or all of the Underlying Funds described below. Please refer to the chart above for each Master Portfolio's approximate target asset allocation for each Underlying Fund as of December 31, 2004.

Each of the Underlying Funds that is an ETF seeks to reproduce index returns gross of management fees and other costs, and is not actively managed. Three of the Underlying Funds in which the Master Portfolios may invest are actively managed funds that rely on portfolio managers for investment determinations.

In managing the ETFs, Barclays uses two basic indexing strategies: replication and representative sampling. Replication is investing in substantially all of the securities in the relevant underlying index in approximately the same proportions as the index. Representative sampling is investing in a representative sample of securities in the underlying index, which have a similar investment profile as the index. Securities selected under a representative sampling strategy have aggregate investment characteristics (based on market capitalization and industry weightings), fundamental characteristics (such as return variability, earnings valuation and yield) and liquidity measures similar to those of the relative underlying index. Underlying Funds that use representative sampling generally do not hold all of the securities that are included in the relevant underlying index.

Master Investment Portfolio Active Stock Master Portfolio seeks to provide long-term appreciation of capital. The Active Stock Master Portfolio invests, under normal circumstances, at least 80% of its assets in common stocks. The Active Stock Master Portfolio invests primarily in equity securities of U.S. companies with capitalizations similar to the range of capitalizations represented in the Standard & Poor's(R) (S&P) 500 Index. Barclays invests the Active Stock Master Portfolio's assets using a proprietary quantitative model that is designed to select stocks based on an analysis of a wide range of company-specific factors, such as relative values based on earnings and cash flows; earnings quality as measured by the company's financial condition and earnings reports; sentiment as expressed through management and market participant behavior; and industry classification. Barclays considers risk parameters in deciding upon the Active Stock Master Portfolio's aggregate holdings, and factors trading costs into its stock selection process.

HOW THE FUNDS INVEST continued



Master Investment Portfolio CoreAlpha Bond Master Portfolio seeks to provide a combination of income and capital growth. Barclays invests the CoreAlpha Bond Master Portfolio's assets pursuant to a systematic method that relies on proprietary quantitative models to allocate assets among various bond sectors by evaluating each sector's relative value and risk-adjusted return. Barclays' models also allocate assets among bonds of different maturities based on yield characteristics and expectations. Specific security selection decisions are made on the basis of evaluations of relative value, credit quality and other factors. The CoreAlpha Bond Master Portfolio invests, under normal circumstances, at least 80% of its assets in bonds. For the purposes of this strategy, "bonds" include the following: obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; mortgage-backed securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, including U.S. agency mortgage pass-through securities; commercial mortgage-backed securities; debt obligations of U.S. corporations; dollar-denominated debt obligations of foreign issuers; municipal securities; and asset-backed securities.

iShares S&P 500 Index Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the S&P 500(R) Index. The S&P 500 Index measures the performance of the large-capitalization sector of the U.S. equity market. The stocks in the S&P 500 Index are selected according to the total market value of their outstanding shares. The Fund uses a replication strategy to try to track the S&P 500 Index.

iShares S&P MidCap 400 Index Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the S&P MidCap 400(R) Index. The S&P MidCap 400 Index measures the performance of the mid-capitalization sector of the U.S. equity market. The stocks in the Index have a market capitalization between $1 billion and $5 billion (which may fluctuate depending on the overall level of the equity markets) and are selected for liquidity and industry group representation. The Fund uses a representative sampling strategy to try to track the S&P MidCap 400 Index.


iShares S&P SmallCap 600 Index Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Standard & Poor's SmallCap 600 Index. The S&P SmallCap 600 Index measures the performance of the small capitalization sector of the U.S. equity market.


iShares Russell MidCap Index Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Russell MidCap Index(R). The Russell MidCap Index is a capitalization-weighted index consisting of the 800 smallest companies in the Russell 1000 Index. The Fund uses a representative sampling strategy to try to track the Russell MidCap Index.

iShares Russell 2000 Index Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Russell 2000(R) Index. The Russell 2000 Index measures the performances of the small capitalization sector of the U.S. equity market. The Russell 2000 Index is a capitalization-weighted index of the approximately 2000 smallest companies in the Russell 3000 Index, which represents approximately 11% of the total market capitalization of the Russell 3000 Index. The Fund uses a representative sampling strategy to try to track the Russell 2000 Index.

iShares Cohen & Steers Realty Majors Index Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Cohen & Steers Realty Majors Index (the "Cohen & Steers Index"). The Cohen & Steers Index(R) consists of selected REITs. The objective of the Cohen & Steers Index is to represent relatively large and liquid REITs that may benefit from future consolidation and securitization of the U.S. real estate industry. REITs are selected for inclusion in the Cohen & Steers Index based on a rigorous review of several factors, including management, portfolio quality, and sector and geographic diversification. The REITs selected for inclusion in the Cohen & Steers Index must meet minimum market capitalization and liquidity requirements. The Cohen & Steers Index is weighted according to the total market value of each REIT's outstanding shares and is adjusted quarterly so that no REIT represents more than 8% of the index. The Fund uses a representative sampling strategy to try to track the Cohen & Steers Index.

                                                 HOW THE FUNDS INVEST continued



iShares MSCI EAFE Index Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses of the MSCI EAFE(R) Index. The MSCI EAFE Index has been developed by Morgan Stanley Capital International, Inc. ("MSCI") as an equity benchmark for international stock performance. The MSCI EAFE Index includes stocks from Europe, Australasia and the Far East. The Fund uses a representative sampling strategy to try to track the MSCI EAFE Index.

iShares MSCI Emerging Markets Index Fund seeks investment results that correspond to the price and yield performance before fees and expenses of the MSCI Emerging Markets Free Index(R) (the "Index"). The Fund's investment objective may be changed without shareholder approval. The Index was developed by MSCI as an equity benchmark for international stock performance. The Index is designed to measure equity market performance in the global emerging markets. The Index consists of the following 26 emerging market country indices: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Jordan, Korea, Malaysia, Mexico, Morocco, Pakistan, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, Turkey and Venezuela. The Fund uses a representative sampling strategy to try to track the Index. In order to improve its portfolio liquidity and its ability to track the Index, the Fund may invest up to 10% of its assets in shares of other iShares Funds that invest in securities in the Index. Barclays does not charge portfolio management fees on that portion of the Fund's assets invested in shares of other iShares Funds.

iShares Lehman U.S. Aggregate Bond Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the total U.S. investment grade bond market as defined by the Lehman Brothers U.S. Aggregate Index (the "Lehman Brothers Index"). The Lehman Brothers Index provides a measure of the performance of the U.S. investment grade bond market, which includes investment grade U.S. Government bonds, investment grade corporate bonds, mortgage pass-through securities and asset-backed securities that are publicly offered for sale in the U.S. The securities in the Lehman Brothers Index must have more than $150 million par amount outstanding and must have at least 1 year remaining to maturity. In addition, the securities must be denominated in U.S. dollars and must be fixed rate, non-convertible, and taxable. Certain types of securities, such as flower bonds, targeted investor notes (TINs), and state and local government series bonds (SLGs) are excluded from the Lehman Brothers Index. Also excluded from the Lehman Brothers Index are structured notes with embedded swaps or other special features, private placements, floating rate securities and Eurobonds. The Lehman Brothers Index is market capitalization weighted and the securities in the Lehman Brothers Index are updated on the last calendar day of each month. The Fund uses a representative sampling strategy to try to track the Lehman Brothers Index.


iShares Lehman TIPS Bond Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the inflation-protected sector of the United States Treasury market as defined by the Lehman Brothers U.S. Treasury Inflation Notes Index. The Lehman Brothers U.S. Treasury Inflation Notes Index measures the performance of the inflation-protected public obligations of the U.S. Treasury, commonly known as "TIPS."


BGIF Institutional Money Market Fund seeks a high level of income consistent with liquidity and the preservation of capital. The Fund invests in high-quality, short-term money market instruments that include fixed rate, floating rate and variable rate debt securities. The Fund also may invest in high-quality, short-term U.S. and foreign government debt, including the debt of agencies and instrumentalities, such as Fannie Mae and the Student Loan Marketing Association, U.S. and foreign bank obligations, corporate obligations, repurchase agreements, and asset-backed securities. Repurchase agreements obligate a person selling U.S. government or other high-quality securities to buy them back within a specified period of time (usually one week or less) at an agreed-upon price.

HOW THE FUNDS INVEST continued



"Standard & Poor's(R)," "S&P(R)," "S&P500(R)," "Standard & Poor's 500," "S&P 500 Index," "S&P MidCap 400 Index," are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use for certain purposes by BGI. The Funds that are based on S&P Indices are not sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in iShares.

Frank Russell Company, Russell 2000(R) Index, Russell Midcap(R) Index, are trademarks of Frank Russell Company and have been licensed for use for certain purposes by BGI. The Funds that are based on the Russell Indices are not sponsored, endorsed, sold or promoted by Frank Russell Company, and Frank Russell Company makes no representation regarding the advisability of investing in iShares.

"Cohen & Steers" is a trademark and "Cohen & Steers Realty Majors Index(R)" is a registered trademark of Cohen & Steers Capital Management, Inc. ("Cohen & Steers"), and both such trademarks have been licensed for use for certain purposes by BGI. The iShares Cohen & Steers Realty Majors Index Fund is not sponsored, endorsed, sold or promoted by Cohen & Steers, and Cohen & Steers makes no representation regarding the advisability of investing in iShares.

Lehman Brothers and Lehman Brothers U.S. Aggregate Index are trademarks of Lehman Brothers and have been licensed for use for certain purposes by BGI. The iShares Lehman U.S. Aggregate Bond Fund is not sponsored or endorsed by Lehman Brothers, and Lehman Brothers makes no representations regarding the advisability of investing in iShares.

MSCI is a registered trade mark of Morgan Stanley Capital International Inc. ("MSCI") and its affiliates and has been licensed for use for certain purposes by BGI. The iShares MSCI EAFE Index Fund and the iShares MSCI Emerging Markets Index Fund have not been passed on by MSCI as to its legality or suitability, and is not issued, sponsored, endorsed, sold or promoted by MSCI. MSCI makes no warranties and bears no liability with respect to the Funds. MSCI has no responsibility for and does not participate in the management of the Fund assets or sale of the Fund shares. The prospectus for the iShares MSCI EAFE Index and iShares MSCI Emerging Markets Index Funds contains a more detailed description of the limited relationship MSCI has with BGI and the Funds. No purchaser, seller or holder of this security, or any other person or entity, should use or refer to any MSCI trade name, trademark or service mark to sponsor, endorse, market or promote this security without first contacting MSCI to determine whether MSCI's permission is required. Under no circumstances may any person or entity claim any affiliation with MSCI without the prior written permission of MSCI.

MANAGING THE INVESTMENTS OF THE FUNDS

Investment Adviser


State Farm Investment Management Corp. (the "Manager") serves as the investment adviser to each Fund. Subject to the supervision of the Board of the Trust, the Manager is responsible for providing investment advisory and administrative services to the Funds, overseeing the day-to-day operations and business affairs of the Trust, and monitoring the performance of the sub-advisers to the Funds and of each Master Portfolio in which a Fund invests. The Manager's principal office is located at Three State Farm Plaza, Bloomington, Illinois 61791-0001. The Manager is wholly-owned by State Farm Mutual Automobile Insurance Company. The Manager is the investment advisor, transfer agent and dividend disbursing agent for the Funds and for other mutual funds in the State Farm family of mutual funds. As of December 31, 2004, the Manager was responsible for the management of in excess of $6.8 billion in assets.


The Manager also provides all executive, administrative, clerical and other personnel necessary to operate the Trust and pays the salaries and other costs of employing all these persons. The Manager furnishes the Trust with office space, facilities, and equipment and pays the day-to-day expenses related to the operating and maintenance of such office space, facilities and equipment. Except for those expenses the Manager expressly assumes, including those noted above, each Fund otherwise pays for all of its own expenses.


Effective September 1, 2005, Capital Guardian became the investment sub-adviser to the Equity Fund. As investment sub-adviser, Capital Guardian makes investment decisions for the Equity Fund, subject to the oversight of the Manager and the Board of the Trust. Before September 1, 2005, the Manager made investment decisions for the Equity Fund. The investment advisory and management services fee paid by the Equity Fund to the Manager did not change as a result of the appointment of Capital Guardian as sub-adviser to the Equity Fund. The Manager pays Capital Guardian for its services with the investment advisory and management services fee the Manager receives from the Equity Fund.



Effective September 9, 2005, Northern Trust became the investment sub-adviser to the Small Cap Index Fund and the International Index Fund. As investment sub-adviser, Northern Trust makes investment decisions for the Small Cap Index Fund and the International Index Fund, subject to the oversight of the Manager and the Board of the Trust. Before September 9, 2005, the Small Cap Index Fund and the International Index Fund each invested its assets as a feeder fund in a series of the Master Fund. With the appointment of Northern Trust as investment sub-adviser, the investment advisory and management service fee payable to the Manager increased from 0.25% to 0.35% for the Small Cap Index Fund and increased from 0.25% to 0.50% for the International Index Fund.



The Equity and Bond Fund, Bond Fund, Tax Advantaged Bond Fund and the Money Market Fund are each managed by a team of the Manager's employees (each an "Advisory Team"). Each Advisory Team makes the investment decisions for these Funds, subject to the oversight of the Board of the Trust.





Investment Management of the S&P 500 Index Fund and the LifePath Funds



The S&P 500 Index Fund and each LifePath Fund invests all of its assets in a Master Portfolio, each of which has substantially similar investment objectives, strategies and risks. The Master Portfolios in which the LifePath Funds invest, in turn, invest in combination of the Underlying Funds. Barclays serves as the investment adviser to each of the Master Portfolios, and also serves as investment adviser to each of the Underlying Funds, with the exception of the BFIF Institutional Money Market Fund, which invests in a Master Portfolio advised by Barclays. Barclays and its predecessors have been managing mutual funds since 1973. Barclays is an indirect subsidiary of Barclays Bank PLC and is located at 45 Fremont Street, San Francisco, California 94105. As of December 31, 2004, Barclays and its affiliates provided investment advisory services for over $1.3 trillion of assets. For more information regarding Barclays, please read the section entitled "Investment Advisory Agreements - Between Barclays and the Master Portfolios" in the Trust's Statement of Additional Information.



Unlike some mutual funds, there is no single portfolio manager who makes investment decisions for the Master Portfolios. Instead, a team of investment professionals at Barclays is responsible for making investment decisions for the Master Portfolios. The S&P 500 Index Master Portfolio in which the S&P 500 Index Fund invests tracks the S&P 500

MANAGING THE INVESTMENTS OF THE FUNDS continued



Index. For the Master Portfolios in which the LifePath Funds invest, the team of Barclays' investment professionals evaluates recommendations made by Barclays' proprietary mathematical model. This process reflects Barclays' commitment to an objective and consistent investment management structure.



Oversight of Sub-Advisers



The Trust and Manager have asked the U.S. Securities and Exchange Commission to issue an exemptive order permitting the Manager, subject to oversight by the Trust's Board of Trustees, to retain sub-advisers and modify sub-advisory arrangements without shareholder approval, an arrangement known as "manager of managers." Shareholders of the following Funds have approved manager of managers authority: [Equity Fund, Small Cap Equity Fund, International Equity Fund, S&P 500 Index Fund, Small Cap Index Fund, International Index Fund, Bond Fund, Tax Advantaged Bond Fund, Money Market Fund, LifePath Income Fund, LifePath 2010 Fund, LifePath 2020 Fund, LifePath 2030 Fund and LifePath 2040 Fund.] If the SEC grants the exemptive order to the Manager and the Trust, the Manager will become a manager of manager for the named Funds, and as such will be responsible to oversee the sub-advisers and to recommend their hiring, termination and replacement.



Investment Sub-Adviser for the Equity Fund, the Small Cap Equity Fund and the International Equity Fund



The Manager has engaged Capital Guardian as the investment sub-adviser to provide day-to-day portfolio management for the Equity Fund, the Small Cap Equity Fund and the International Equity Fund. As of December 31, 2004, Capital Guardian provided investment advisory services for over $162 billion of assets. Capital Guardian, an experienced investment management organization founded in 1968, serves as investment sub-adviser to these Funds and other funds. Capital Guardian, a wholly owned indirect subsidiary of The Capital Group Companies, Inc., is headquartered at 333 South Hope Street, Los Angeles, California 90071. For more information regarding Capital Guardian, please read the section entitled "Investment Advisory Agreements - Between the Manager and Capital Guardian" in the Trust's Statement of Additional Information.



Capital Guardian manages the Equity Fund, the Small Cap Equity Fund and International Equity Fund using a system of multiple portfolio managers for each Fund. Under this approach, the portfolio of each Fund is divided into segments, each of which is managed by an individual manager. Managers decide how their respective segments will be invested, within the limits provided by a Fund's objective(s) and policies and by Capital Guardian's investment committee. In addition, Capital Guardian's investment analysts may make investment decisions for a portion of a Fund's portfolio. The investment decisions for the Equity Fund, the Small Cap Equity Fund and the International Equity Fund are made by Capital Guardian, subject to the oversight of the Board of the Trust.



Investment Sub-Adviser for the Small Cap Index Fund and the International Index Fund



The Manager has engaged Northern Trust as the investment sub-adviser to provide day-to-day portfolio management for the Small Cap Index Fund and the International Index Fund. As of December 31, 2004, Northern Trust provided investment advisory services for approximately $572 billion of assets. Northern Trust, an experienced investment management organization, serves as investment sub-adviser to these Funds and other funds. Northern Trust is a wholly-owned subsidiary of The Northern Trust Company. Northern Trust's address is 50 South LaSalle Street; Chicago, Illinois 60675. For more information regarding Northern Trust, please read the section entitled "Investment Advisory Agreements - Between the Manager and Northern Trust" in the Trust's Statement of Additional Information.

                                MANAGING THE INVESTMENTS OF THE FUNDS continued



Compensating the Manager for its Services

Each Fund pays the Manager an investment advisory and management services fee based upon that Fund's average daily net assets. The fee is accrued daily and paid to the Manager quarterly at the following annual rates:

                                                                      Rate of
                    Fund                                            Advisory Fee
--------------------------------------------              ---------------------------------

             Equity Fund                                  0.60% of average daily net assets
             Small Cap Equity Fund                        0.80% of average daily net assets
             International Equity Fund                    0.80% of average daily net assets
             S&P 500 Index Fund                           0.20% of average daily net assets
             Small Cap Index Fund                         0.35% of average daily net assets
             International Index Fund                     0.50% of average daily net assets
             Equity and Bond Fund                                       None
             Bond Fund                                    0.10% of average daily net assets
             Tax Advantaged Bond Fund                     0.10% of average daily net assets
             Money Market Fund                            0.10% of average daily net assets
             State Farm LifePath Income Fund              0.70% of average daily net assets
             State Farm LifePath 2010 Fund                0.70% of average daily net assets
             State Farm LifePath 2020 Fund                0.70% of average daily net assets
             State Farm LifePath 2030 Fund                0.70% of average daily net assets
             State Farm LifePath 2040 Fund                0.70% of average daily net assets


The Investment Advisory and Management Services Fee for the S&P 500 Index Fund and the LifePath Funds include the management fees and administrative fees of their corresponding Master Portfolio.


Compensating Capital Guardian for its Services

The Manager pays Capital Guardian for its services to the Funds it manages at the rates shown in the table below:


Equity Fund:




             On the first $25 million................. 0.55% of average daily net assets
             $25 million to $50 million .............. 0.40% of average daily net assets
             Over $50 million......................... 0.275% of average daily net assets


Small Cap Equity Fund:

             On the first $25 million................ 0.75% of average daily net assets
             $25 million to $50 million.............. 0.60% of average daily net assets
             $50 million to $100 million............. 0.425% of average daily net assets
             Over $100 million....................... 0.375% of average daily net assets

International Equity Fund:

             On the first $25 million................ 0.75% of average daily net assets
             $25 million to $50 million.............. 0.60% of average daily net assets
             $50 million to $250 million............. 0.425% of average daily net assets
             Over $250 million....................... 0.375% of average daily net assets

For purposes of calculating the fees under the above schedules, other assets managed by Capital Guardian for companies associated with the Manager are taken into consideration according to Capital Guardian's fee aggregation and discount policies.

MANAGING THE INVESTMENTS OF THE FUNDS continued




Compensating Northern Trust for its Services



The Manager pays Northern Trust for its services to the Small Cap Index Fund and the International Index Fund at the rate shown in the table below:




             On the first $150 million............. 0.13% of average daily net assets
             Over $150 million..................... 0.10% of average daily net assets



For purposes of calculating the fees under the above schedule, other assets managed by Northern Trust for companies associated with the Manager are taken into consideration.



S&P 500 Index Fund and the LifePath Funds - Compensation in the Master/Feeder Mutual Fund Structure



The S&P 500 Index Fund and the LifePath Funds are feeder funds that invest all of their assets in Master Portfolios with substantially similar investment objectives, strategies and risks. Barclays provides investment guidance and policy direction for each Master Portfolio. For its services to the Master Portfolios, Barclays receives annual fees based on the following annual rates:



                       Fund                                           Annual Management Fee
--------------------------------------------------              ---------------------------------

             S&P 500 Index Master Portfolio                     0.05% of average daily net assets

             LifePath Retirement Master Portfolio*              0.35% of average daily net assets

             LifePath 2010 Master Portfolio                     0.35% of average daily net assets

             LifePath 2020 Master Portfolio                     0.35% of average daily net assets

             LifePath 2030 Master Portfolio                     0.35% of average daily net assets

             LifePath 2040 Master Portfolio                     0.35% of average daily net assets


*The Master Portfolio in which the State Farm LifePath Income Fund invests.

For its services to the Underlying Funds in which the LifePath Master Portfolios invest, Barclays receives fees that differ from the fees described for the LifePath Funds in this prospectus. Barclays has agreed to waive the investment advisory fees charged to the Master Portfolios in an amount equal to the investment advisory fees charged to the Underlying Funds in order to avoid duplication of such fees. In addition, BGI may receive fees as administrator of certain of the Underlying Funds; however, Barclays has agreed to waive from the investment advisory fees charged to the Master Portfolios an amount equal to the administration and other fees paid to BGI by those Underlying Funds.


Feeder Fund Expenses. The S&P 500 Index Fund and each LifePath Fund bears its corresponding Master Portfolio's expenses in proportion to the amount of assets it invests in the corresponding Master Portfolio. Each feeder fund can set its own transaction minimums, fund-specific expenses and conditions.



Feeder Fund Rights. Under the master/feeder structure, the Board of the Trust retains the right to withdraw the assets of the S&P 500 Index Fund or a LifePath Fund from a Master Portfolio if it believes doing so is in the best interests of the Fund and its shareholders. If the Board withdraws assets of any such Fund from a Master Portfolio, it would then consider whether that Fund should invest in another master portfolio or take other action.

                                MANAGING THE INVESTMENTS OF THE FUNDS continued


                                      61


Portfolio Managers

The Funds are managed by portfolio management teams as described below.

Equity Fund




The chart below indicates the name, title, and length of service of the persons associated with Capital Guardian who are primarily responsible for the day-to-day management of the Equity Fund's portfolio and each person's business experience during the past five years.



                                         Length of Service with
                                         Capital Guardian Trust
Portfolio Manager                        Company ("CGTC") or an Business Experience
Title, Company Affiliation               Affiliate              During the past 5 years
---------------------------------------- ---------------------- -----------------------
Karen A. Miller                                 15 years        Investment Professional
Senior Vice President, CGTC
---------------------------------------------------------------------------------------
Theodore R. Samuels                             24 years        Investment Professional
Director and Senior Vice President, CGTC
---------------------------------------------------------------------------------------
Eugene P. Stein                                 33 years        Investment Professional
Vice Chairman, CGTC
---------------------------------------------------------------------------------------


Small Cap Equity Fund



The chart below indicates the name, title, and length of service of the persons associated with Capital Guardian who are primarily responsible for the day-to-day management of the Small Cap Equity Fund's portfolio and each person's business experience during the past five years.


                                      Length of Service with
Portfolio Manager                     Capital Guardian or with a Capital Business Experience
Title, Company Affiliation            Guardian Affiliate                 During the past 5 years
------------------------------------- ---------------------------------- -----------------------
Michael R. Ericksen                                18 years              Investment Professional
Director and Senior Vice President,
Capital Guardian
------------------------------------------------------------------------------------------------
Jim S. Kang                                        17 years              Investment Professional
Vice President,
Capital Guardian
------------------------------------------------------------------------------------------------
Karen A. Miller                                    15 years              Investment Professional
Senior Vice President,
Capital Guardian
------------------------------------------------------------------------------------------------
Kathryn M. Peters                                  4 years               Investment Professional
Vice President,
Capital Guardian
------------------------------------------------------------------------------------------------
Lawrence R. Solomon                                20 years              Investment Professional
Director and Senior Vice President of
Capital International Research, Inc.

MANAGING THE INVESTMENTS OF THE FUNDS continued



International Equity Fund



The chart below indicates the name, title, and length of service of the persons associated with Capital Guardian who are primarily responsible for the day-to-day management of the International Equity Fund's portfolio and each person's business experience during the past five years.

                                                     Length of Service with
Portfolio Manager                                    Capital Guardian or with a Capital
Title, Company Affiliation                           Guardian Affiliate
---------------------------------------------------- -------------------------------------------------
David I. Fisher                                      36 years
Chairman of the Board,
Capital Guardian
-------------------------------------------------------------------------------------------------------
Arthur J. Gromadzki                                  18 years
Director and Senior Vice President of
Capital International Research, Inc, a
Capital Guardian affiliate
-------------------------------------------------------------------------------------------------------
Richard N. Havas                                     19 years
Senior Vice President of Capital
International Research, Inc, a Capital
Guardian affiliate
-------------------------------------------------------------------------------------------------------
Seung Kwak                                           3 years, 17 years with Zurich Scudder Investments
Senior Vice President for Capital
International K.K, a Capital Guardian affiliate
-------------------------------------------------------------------------------------------------------
Nancy J. Kyle                                        14 years
Vice Chairman,
Capital Guardian
-------------------------------------------------------------------------------------------------------
John M.N. Mant                                       15 years
Executive Vice President of Capital
International Research, Inc, a Capital
Guardian affiliate
-------------------------------------------------------------------------------------------------------
Christopher A. Reed                                  12 years
Vice President of Capital International
Research, Inc, a Capital Guardian affiliate
-------------------------------------------------------------------------------------------------------
Lionel M. Sauvage                                    18 years
Director and Senior Vice President, Capital Guardian
-------------------------------------------------------------------------------------------------------
Nilly Sikorsky                                       43 years
Chairman of Capital International S.A.,
a Capital Guardian affiliate
-------------------------------------------------------------------------------------------------------
Rudolf M. Staehelin                                  24 years
Senior Vice President of Capital
International Research, Inc., a Capital
Guardian affiliate

Portfolio Manager                                    Business Experience
Title, Company Affiliation                           During the past 5 years
---------------------------------------------------- ---------------------------
David I. Fisher                                      Investment Professional
Chairman of the Board,
Capital Guardian
--------------------------------------------------------------------------------
Arthur J. Gromadzki                                  Investment Professional
Director and Senior Vice President of
Capital International Research, Inc, a
Capital Guardian affiliate
--------------------------------------------------------------------------------
Richard N. Havas                                     Investment Professional
Senior Vice President of Capital
International Research, Inc, a Capital
Guardian affiliate
--------------------------------------------------------------------------------
Seung Kwak                                           Investment Professional
Senior Vice President for Capital                    (regional coverage
International K.K, a Capital Guardian affiliate      responsibilities in Japan)
--------------------------------------------------------------------------------
Nancy J. Kyle                                        Investment Professional
Vice Chairman,
Capital Guardian
--------------------------------------------------------------------------------
John M.N. Mant                                       Investment Professional
Executive Vice President of Capital                  (regional coverage
International Research, Inc, a Capital               responsibilities in Europe)
Guardian affiliate
--------------------------------------------------------------------------------
Christopher A. Reed                                  Investment Professional
Vice President of Capital International
Research, Inc, a Capital Guardian affiliate
--------------------------------------------------------------------------------
Lionel M. Sauvage                                    Investment Professional
Director and Senior Vice President, Capital Guardian
--------------------------------------------------------------------------------
Nilly Sikorsky                                       Investment Professional
Chairman of Capital International S.A.,
a Capital Guardian affiliate
--------------------------------------------------------------------------------
Rudolf M. Staehelin                                  Investment Professional
Senior Vice President of Capital
International Research, Inc., a Capital
Guardian affiliate

S&P 500 Index Fund

Ed Corallo and Patrick O'Connor are primarily responsible for the day-to-day management of the S&P 500 Index Master Portfolio, the Master Portfolio into which the S&P 500 Index Fund invests. Each portfolio manager is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of their team to focus on certain asset classes, implementing investment strategies, researching and reviewing investment strategies, and overseeing members of his portfolio management team with more limited responsibilities, but each portfolio manager has appropriate limitations on his authority for risk management and compliance purposes.

Ed Corallo is an employee of Barclays and BGI and has been primarily responsible for the day-to-day management of the S&P 500 Index Master Portfolio for six years.

Patrick O'Connor is an employee of Barclays and BGI and has been primarily responsible for the day-to-day management of the S&P 500 Index Master Portfolio for over six years.

                                MANAGING THE INVESTMENTS OF THE FUNDS continued



Small Cap Index Fund




Northern Trust serves as the sub-adviser to the Small Cap Index Fund. The portfolio manager for Small Cap Index Fund is James B. Francis, Senior Vice President of Northern Trust. Mr. Francis joined Northern Trust in February 2005. From 1988 to 2005, Mr. Francis was with State Street Global Advisors. During the past five years, he has managed various equity portfolios.


International Index Fund




Northern Trust serves as the sub-adviser to the International Index Fund. The portfolio manager for the International Index Fund is Steven R. Wetter, Vice President of Northern Trust. Mr. Wetter has been a member on the management teams of various equity portfolios since joining Northern Trust in 2003. From 1999 to 2003, Mr. Wetter was with Deutsche Asset Management where he managed various equity index portfolios.


Equity and Bond Fund

Paul Eckley, John Concklin, Donald Heltner and Duncan Funk are responsible for the day-to-day management of the Equity and Bond Fund. Messrs. Eckley and Concklin have been associated with the Equity and Bond Fund since 2000. Mr. Heltner, Vice President - Fixed Income at State Farm Mutual Automobile Insurance Company, and Mr. Funk have been associated with the Equity and Bond Fund since 2003 and 2000, respectively. Over the past five years, Mr. Heltner and Mr. Funk have been involved in all aspects of managing fixed income portfolios for State Farm Mutual Automobile Insurance Company and its affiliated entities.

The Equity and Bond Fund invests in shares of the Equity Fund and the Bond Fund that invest in either common stocks or bonds, and, consequently, has portfolio managers with separate and distinct roles. Messrs. Eckley and Concklin are primarily responsible for managing the common stock investments of the Equity Fund. Their roles on the Equity and Bond Fund management team are the same as identified for the Equity Fund. Messrs. Heltner and Funk are primarily responsible for managing the bond investments of the Bond Fund. Their roles on the Equity and Bond Fund management team are the same as identified for the Bond Fund.

Bond Fund

Donald Heltner and Duncan Funk are the portfolio managers responsible for the day-to-day management of the Bond Fund. Messrs. Heltner and Funk have been associated with the Bond Fund since 2003 and 2000, respectively. Messrs. Heltner and Funk generally have different roles on the Bond Fund management team. Mr. Heltner's role on the management team includes overseeing the process for buying and selling fixed income securities and maintaining investment policies. Mr. Funk's role on the management team includes selecting fixed income securities for purchase and sale, conducting fixed income research, reviewing research data, and maintaining investment policies.

Tax Advantaged Bond Fund

Donald Heltner and Robert Reardon are the portfolio managers primarily responsible for the day-to-day management of the Tax Advantaged Bond Fund. Mr. Heltner has been associated with the Tax Advantaged Bond Fund since 2003. Mr. Reardon, Investment Officer - Fixed Income at State Farm Mutual Automobile Insurance Company, has been associated with the Tax Advantaged Bond Fund since 2000. Over the past five years, Mr. Reardon has been involved in all aspects of managing tax advantaged fixed income portfolios for State Farm Mutual Automobile Insurance Company and its affiliated entities. Messrs. Heltner and Reardon generally have different roles on the Tax Advantaged Bond Fund management team. Mr. Heltner's role on the Tax Advantaged Bond Fund management team is the same as identified for the Equity and Bond Fund. Mr. Reardon's role on the Tax Advantaged Bond Fund management team includes selecting municipal securities for purchase and sale, conducting municipal research, and reviewing financial data and research reports.

LifePath Funds

David Burkart and Mariana Egan are primarily responsible for the day-to-day management of the LifePath Retirement Master Portfolio, LifePath 2010 Master Portfolio, LifePath 2020 Master Portfolio, LifePath 2030 Master Portfolio and LifePath 2040 Master Portfolio, the Master Portfolios into which the LifePath Funds invest. Each Portfolio Manager is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating

MANAGING THE INVESTMENTS OF THE FUNDS continued


with members of their team to focus on certain asset classes, implementing investment strategies, researching and reviewing investment strategies, and overseeing members of his or her portfolio management team with more limited responsibilities, but each Portfolio manager has appropriate limitations on his or her authority for risk management and compliance purposes.

David Burkart is an employee of Barclays and BGI and has been primarily responsible for the day-to-day management of the LifePath Retirement Master Portfolio, LifePath 2010 Master Portfolio, LifePath 2020 Master Portfolio, LifePath 2030 Master Portfolio and LifePath 2040 Master Portfolio for five years.

Mariana Egan is an employee of Barclays and BGI and has been primarily responsible for the day-to-day management of the LifePath Retirement Master Portfolio, LifePath 2010 Master Portfolio, LifePath 2020 Master Portfolio, LifePath 2030 Master Portfolio and LifePath 2040 Master Portfolio for four years. Prior to becoming a Portfolio Manager, Mariana Egan was employed by HSBC as a mutual fund manager and financial analyst.

The Statement of Additional Information provides additional information regarding the portfolio managers' compensation, other accounts they manage, and their ownership of securities issued by the Funds.

SHAREHOLDER INFORMATION

You may buy shares of any of the Funds by contacting your State Farm VP Management Corp. Registered Representative, by submitting a written order directly to State Farm VP Management Corp. at the address listed below, by contacting a State Farm VP Management Corp. Securities Products Representative at 1-800-447-4930 from 8:00 a.m. through 6:00 p.m. (Central Time) Monday through Friday (except holidays), or via the Internet. An interactive voice response (IVR) system, provides access to most information and many transactions, 24 hours per day.

We will employ reasonable procedures to confirm that telephone and internet instructions are genuine. These procedures include recording telephone calls, requiring the use of a personal identification number for internet transactions, and sending you transaction confirmation statements. If the Manager and the Funds fail to comply with such procedures, they may be liable for any losses due to unauthorized or fraudulent instructions. However, the Funds, the Manager and their respective officers, directors, employees and agents will not be liable for acting upon instructions given, when reasonably believed to be genuine.

During periods of volatile economic and market conditions, you may have difficulty initiating a transaction by telephone or by the internet, in which case you should consider sending in your request by letter or through your State Farm VP Management Corp. Registered Representative.

Telephone Transaction Privileges are automatically established for you unless you decline these privileges on the Application. If you currently do not have the Telephone Transaction Privileges but would like to sign up for these privileges, you may complete an Investor Account Services Form. Your signature on the Investor Account Services Form must be guaranteed (see "Signature Guarantee").

Although the Application or the Investor Account Services Form authorize the Funds and the Manager to record all telephone instructions, the Funds may not honor telephone instructions unless permission to record is confirmed by the caller. Each Fund reserves the right at any time to suspend, limit, modify or terminate Telephone Transaction Privileges, but will not do so without giving you at least 30 days' prior written notice.

                     What Type of Account Would You Like?

Individual or Joint Ownership. These are intended for your general investment needs. A single person owns an individual account. Joint tenant accounts can have two or more owners, and provide for rights of survivorship. Both types of accounts are registered under one tax identification number.

Gift or Transfer to a Minor (UGMA, UTMA). These custodial accounts let you give money to a minor for any purpose. This gift is irrevocable, and the minor can gain control of the account once he/she reaches the age of majority, or, in the case of UTMA, age 21. Your application should include the minor's social security number.

Business, Trust or Organization. This account is for a corporation, trust, association, partnership or similar institution. Along with your application, please enclose a certified corporate resolution or other appropriate documentation that indicates which officers, trustees or persons are authorized to act for the legal entity.

Tax-Qualified Accounts. A tax-qualified account enables you to defer taxes on investment income and capital appreciation. Your contributions may be tax-deductible. Tax-qualified accounts require a special application. Please contact your State Farm VP Management Corp. Registered Representative or call us at 1-800-447-4930.

 . Traditional IRAs allow most individuals under 70 1/2 years of age with taxable compensation to contribute up to $4,000 per year ($8,000 for most married couples) for tax years 2005 through 2007. If your spouse has less than $4,000 in taxable compensation, he or she may still contribute up to $4,000 to an IRA, as long as you and your spouse's combined taxable compensation is at least $8,000. Individuals who are age 50 or older by the end of the calendar year are permitted to make an additional $500 "catch-up" contribution. Your contribution may be deductible for federal income tax purposes based on your income, filing status, and participation in an employer maintained plan. The amount you can contribute to a Traditional IRA in any year is reduced by the amount you contribute to a Roth IRA, and vice versa.

 . Roth IRAs allow single taxpayers with adjusted gross income up to $95,000 per year, and married couples (who file joint federal income tax returns) with adjusted gross income up to $150,000 per year, to contribute up

SHAREHOLDER INFORMATION continued


   to $4,000 per person for 2005 through 2007. Contributions to Roth IRAs are not deductible for federal income tax purposes and earnings are not subject to federal income taxes upon withdrawal if the Roth IRA has been held at least five years and you: (1) have attained age 59 1/2, (2) have become disabled, (3) have become deceased, or (4) use the proceeds (up to a lifetime maximum $10,000) to purchase a first home. The amount you can contribute to a Roth IRA in any year is reduced by the amount you contribute to a Traditional IRA, and vice versa. Individuals who are age 50 or older by the end of the calendar year are permitted to make an additional $500 "catch-up" contribution.

 . Simplified Employee Pension Plan (SEP Plan) - A SEP Plan allows an employer to make tax-deductible contributions to SEP IRAs established by employees. For 2005, employer-funded contribution amounts can be up to the lesser of 25% of the first $210,000 of compensation for eligible employees or $42,000 and there are no limits on the number of employees eligible to participate in a SEP Plan. Self-employed persons are treated both as employees and employers for contribution purposes. Participating employees may also make annual Traditional IRA contributions to their SEP IRA. Refer to the Traditional IRA section above for the Traditional IRA contribution limits.

 . Savings Incentive Match Plan for Employees (SIMPLE Plan) - A SIMPLE Plan allows employers and employees to make contributions to SIMPLE IRAs established by employees. SIMPLE Plans are available for employers with 100 or fewer employees. This plan allows eligible employees to contribute up to the lesser of $10,000 or 100% of compensation to their SIMPLE IRA for 2005 via a salary reduction agreement ($10,000 plus cost-of-living adjustment for later years). Eligible employees who are age 50 or older by the end of 2005 may be permitted to make an additional $2,000 "catch-up" contribution ($2,500 "catch- up" contribution for 2006). Employers must either match their employees' contributions (up to 3% of compensation) or make a non-elective contribution of 2% of compensation to all eligible employees. Self-employed persons are treated both as employees and employers for contribution purposes.

 . Prototype Safe Harbor 401(k) Plan - A 401(k) plan is a retirement plan that allows eligible employees to contribute up to the lesser of $14,000 or 100% of compensation for 2005 to the plan via a salary reduction agreement ($15,000 for 2006). Eligible employees who are age 50 or older by the end of 2004 may be permitted to make an additional $4,000 "catch-up" contribution ($5,000 "catch-up" contribution for 2006). Employers must either match their eligible employees' con-tributions (using the base formula of 100% of elective deferrals up to 3% of compensation and then 50% of elective deferrals on the next 2% of compensation, or another matching formula which cannot exceed 6% of compensation) or make a non-elective contribution. In addition, the employer may make a profit sharing contribution to all eligible employees. Self-employed persons are treated both as employees and employers for contribution purposes, and there are no limits on the number of employees eligible to participate in a Prototype Safe Harbor 401(k) Plan. State Farm's Prototype Safe Harbor 401(k) plan is called "Safe Harbor" because its provisions eliminate the requirement for extensive non-discrimination testing.

    To adopt State Farm's Prototype Safe Harbor 401(k) Plan and to begin purchasing Class A or Class B shares as funding for the plan, a plan sponsor must enter into an Administrative Services Agreement with the Manager. The Manager will no longer enter into any new Administrative Services Agreements with plan sponsors, except for plan sponsors who are current agents of the State Farm Insurance Companies. Any plan sponsor who enters into an administrative services agreement with BISYS Retirement Services, Inc. must purchase Class R-1, R-2 or Class R-3 shares of the Funds, whichever share class is appropriate as described in the prospectus for such shares.

    A plan sponsor who elects to have BISYS Retirement Services, Inc. provide administrative services for their 401(k) plans may not purchase Class A or Class B shares of the Funds for their plans. Such plan sponsors may instead purchase Class R-1, Class R-2 or Class R-3 shares of the Funds for their plans, whichever share class is appropriate as described in the prospectus for such shares.

 . Other retirement plans - You may also use a Fund for corporate or self-employed retirement plans. The plan trustee must establish the appropriate account; the Trust does not offer prototypes of these plans. The trust or

                                              SHAREHOLDER INFORMATION continued


   plan must be established before you can open an account. Please include the date that the trust or plan was established on the application.

 . Coverdell Education Savings Accounts allow individuals, subject to certain income limitations, to contribute up to $2,000 annually for a child under the age of 18. Although contributions to a Coverdell Education Savings Account are not deductible for federal income tax purposes, the proceeds are generally not taxable, provided withdrawals are used to pay for qualified education expenses. Single taxpayers with adjusted gross income up to $95,000 per year, and married couples with adjusted gross income up to $190,000 are allowed to contribute $2,000 annually for a child under the age of 18 to a Coverdell Education Savings Account.

 . Archer Medical Savings Accounts. Archer Medical Savings Accounts ("Archer MSAs") are primarily used to save for qualified medical expenses and as a tax advantaged savings vehicle. If you (or your spouse) are self-employed or work for a small employer (generally 50 or fewer employees) and are covered by an individual or family high deductible health plan ("HDHP"), you may be able to contribute up to 65% or 75% respectively of your HDHP deductible to cover qualified medical expenses as defined by the IRS. Contributions and earnings (if any) grow tax-free and may remain in your Archer MSA from year to year until the funds are withdrawn. Contributions are generally tax-deductible even if you do not itemize on your IRS Form 1040. Withdrawals are not taxable if the funds are used for qualified medical expenses as defined by the IRS. After age 65, withdrawals may be used for non-qualified medical expenses, however, these withdrawals will be taxed as ordinary income. Archer MSAs are available only to persons who have an Archer MSA funded with shares of the Funds.

 . Tax Sheltered Accounts under 403(b)(7) - Tax Sheltered Accounts ("TSAs") under section 403(b)(7) of the Internal Revenue Code permit certain employees of public educational institutions and certain tax-exempt organizations to exclude a portion of their income from current federal taxation to build a retirement fund. The annual salary reduction contribution to a TSA under section 403(b)(7) may not exceed the lesser of $14,000 or 100% of compensation for 2005 ($15,000 for 2006). In addition, a participating employee age 50 or older is permitted to make an additional $4,000 "catch-up" contribution for 2005 ($5,000 "catch-up" contribution for
    2006).

Note: With respect to investing in Fund shares in their tax-qualified accounts and plans, current insurance agents of the State Farm Insurance companies who are also State Farm VP Management Corp. Registered Representatives, Agency Field Consultants, Agency Field Executives, Field Sales Associates, Zone Sales Associate Managers, and family members (spouses, lineal ascendants, lineal descendants, lineal descendants' spouses, siblings and siblings' spouses) of such persons must purchase Institutional shares, which we discuss in a separate prospectus.

If you wish to invest in Fund shares and you qualify to purchase Institutional shares, you must complete an "Institutional Share Class Eligibility or Purchase at Net Asset Value" form. Once you have notified the Manager that you qualify to purchase Institutional shares, you may only purchase Institutional shares. When the Manager learns that a qualified retirement plan may purchase Institutional shares, each participant in that plan who wishes to invest in Fund shares may only purchase Institutional shares. Similarly, a plan participant may only purchase Institutional shares once the Manager has learned of that person's eligibility to purchase such shares, even if the entire plan does not qualify to purchase Institutional shares.

The above is just a summary of the types of retirement and other tax-qualified accounts available. Your State Farm VP Management Corp. Registered Representative Agent can provide further details about these types of accounts, or you can call us at 1-800-447-4930 to receive an application for a retirement or a tax-qualified account. For more information about the tax advantages and consequences of investing in any of these plans and any state law limitations applicable to these plans, please consult your tax adviser.

SHAREHOLDER INFORMATION continued



                              Minimum Investments

Your initial and subsequent investment in each of the Funds has to meet these minimum requirements.

                                                Investment Minimums
 ------------------------------------ ----------------------------------------
 Type of Account                      Initial Investment Subsequent Investment
 ------------------------------------ ------------------ ---------------------
 Regular Accounts                            $250                 $50
 Individual Retirement Accounts              $250                 $50
 Other Tax Qualified Retirement Plans        $250                 $50
 Automatic Investment Plans                  $ 50                 $50

The Funds may change the minimum investment amounts.

                         Reduced Sales Charge Options

This prospectus offers its shares in two classes to allow you to choose the method of purchasing shares that is most beneficial to you in light of such factors as the amount of your investment, your holdings of Fund shares, how long you expect to hold your investment and other such circumstances.

Class A shares are available for investors choosing an initial sales charge and Class B shares are for investors who prefer a deferred sales charge. Shares of each class represent interests in the same Fund, have the same rights and, except for the differences in sales charges and distribution charges, are identical in all respects. The two classes have different exchange privileges, as described below.

The net income attributable to Class A or Class B shares and the dividends payable on shares of each class will be reduced by the amount of the shareholder servicing and distribution fees attributable to those shares and incremental expenses associated with the class. Shareholders of each class of a Fund have exclusive voting rights on the distribution (12b-1) plan as it applies to that class. State Farm VP Management Corp. Registered Representatives receive equal compensation for selling Class A and Class B shares.

Owners of State Farm fixed or variable deferred annuities held as funding vehicles for tax-qualified plans can exchange part or all of their annuities for Fund shares through the State Farm Annuity Exchange Offer (the "State Farm Annuity Exchange Offer"). The State Farm annuities that qualify for the State Farm Annuity Exchange Offer include the State Farm Deferred Life Annuity, State Farm Flexible Premium Annuity, State Farm Single Premium Deferred Annuity or the State Farm Variable Deferred Annuity. State Farm annuities that qualify for the State Farm Annuity Exchange Offer are referred to as "Eligible Annuities." The State Farm Annuity Exchange Offer only provides for a waiver of annuity surrender charges when proceeds from an Eligible Annuity are being transferred to a tax-qualified Fund account. The State Farm Annuity Exchange Offer does not include the State Farm Single Premium Immediate Life Annuity or the State Farm Single Premium Immediate Joint and Last Survivor Annuity.

Subject to some important exceptions discussed below, the State Farm Annuity Exchange Offer terminated with respect to Eligible Annuities acquired on or after July 15, 2003.

If you purchased an Eligible Annuity on or after May 1, 2001 and before July 15, 2003 as funding for a tax-qualified retirement plan under Internal Revenue Code sections 401(a), 408 or 408A, you may participate in the State Farm Annuity Exchange Offer if the exchange occurs before the tenth anniversary of the date of purchase of the Eligible Annuity.

                                              SHAREHOLDER INFORMATION continued



Class A Shares

Initial Sales Charge

Initial Sales Charge for All Funds Except the Money Market Fund. You can buy shares of each of the Funds, except the Money Market Fund, at the offering price, which is the net asset value per share plus a sales load (commission). You may qualify for a reduced sales charge, or the sales charge may be waived, as described below under "When Will the Initial Sales Charge be Reduced or Waived?" The sales charge on shares of these Funds is:

                                   Sales Charge as a Percentage of
            -------------------- -----------------------------------
            Amount of Purchase   Offering Price Net Amount Invested*
            -------------------- -------------- --------------------
            Less than $50,000         3.00%             3.09%
            $50,000 to $99,999         2.5%             2.56%
            $100,000 to $199,999       2.0%             2.04%
            $200,000 to $299,999       1.5%             1.52%
            $300,000 to $399,999      1.00%             1.01%
            $400,000 to $499,999       0.5%            0.503%
            $500,000 or more             0%**              0%

* The percentages for "Net Amount Invested" are rounded to the nearest one-hundredth or one-thousandth of one-percent. Your net amount invested may be slightly different than indicated by these percentages due to rounding.

**No sales charge is imposed at the time of purchase on amounts of $500,000 or more. However, for investment of $500,000 or more in Class A shares of any Fund other than the Money Market Fund, a contingent deferred sales charge will be charged if shares are redeemed within 12 months following their purchase at the rate of 0.5% on the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gains distributions) or the cost of such shares. The contingent deferred sales charge may be waived in certain circumstances. See "When will the Contingent Deferred Sales Charge Schedule be Waived?" on p. 70.


Initial Sales Charge for the Money Market Fund. The initial sales charge does not apply to new investments in the Money Market Fund. New investments in the Money Market Fund will only be accepted in Class A shares. New investment means all investments except those made through exchanges from another Fund described in this prospectus.

When will the Initial Sales Charge be Reduced or Waived?

There are several ways to reduce the initial sales charge:

 .  Combined Purchases

 .  Rights of Accumulation

 .  Special Waivers for Certain Categories of Investors

 .  Letter of Intent

 .  Shares Purchased Through the State Farm Annuity Exchange Offer

Your State Farm VP Management Corp. Registered Representative or Securities Products Representative can explain these programs to you and help you determine if you qualify for a sales charge waiver. The sales charge waiver programs may be changed or discontinued at any time.

Combined Purchases. Purchases made at the same time for any of the Funds, other than the Money Market Fund, in related accounts may be aggregated for the purpose of receiving a reduced sales charge. Investments in related accounts in both Class A and Class B shares (in certain circumstances) which may be aggregated to qualify for a reduced sales charge include purchases made for you, your spouse and children under the age of 21, as well as those made in individual tax-qualified accounts for those individuals or by a company solely controlled by those individuals or in a trust established exclusively for the benefit of those individuals. Purchases made by or for the benefit of each participant within an employer-sponsored plan will be combined with all other purchases, other than Money Market Fund purchases, in that plan for the purpose of receiving a discounted sales charge. Purchases by participants in these plans will not be combined with other individual accounts those participants may have outside the plan. A participant account relating to a tax sheltered account under Section 403(b)(7) of the Internal Revenue Code will be combined with other individual accounts that participants may hold for the purposes of receiving a reduced sales charge. Participant accounts relating to an employer-sponsored plan not marketed and sold by State Farm that were established prior to May 1, 2003 will be combined with other individual accounts that participants may hold for purposes of

SHAREHOLDER INFORMATION continued


receiving a reduced sales charge. Purchases made for a customer in nominee or street name accounts (accounts which hold the customer's shares in the name of a broker or another nominee such as a bank trust department) may not be aggregated with those made for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as noted above. You must tell us or your State Farm VP Management Corp. Registered Representative at the time your orders are placed that there are multiple orders which qualify for a reduced sales charge.

Rights of Accumulation. Purchases may also qualify for a reduced sales charge based on the current total net asset value of your account and any related accounts in any of the Funds, excluding your position(s) in the Money Market Fund that have not been subject to a sales charge as a position in another Fund described in this prospectus. For employer-sponsored plans, the total net asset value of all participant accounts within the plan, excluding position(s) in new investments in the Money Market Fund that have not been subject to a sales charge as a position in another Fund described in this prospectus, will determine qualification for reduced sales charges. You must tell us or your State Farm VP Management Corp. Registered Representative at the time your order is placed that it qualifies for a reduced sales charge based on related holdings in existing Fund accounts.

Letter of Intent. You may qualify for a reduced sales charge if you enter into a non-binding Letter of Intent, telling us that you intend to buy, within 13 months, shares that, if purchased all at once, would qualify. Fund shares purchased in the 90-day period prior to entering into the Letter of Intent may be combined with new purchases in related accounts as shown above to reach the investment commitment of the Letter of Intent. You must tell us or your State Farm VP Management Corp. Registered Representative if you want purchases made in related accounts to count toward your investment commitment or if you want purchases you made during the previous 90 days to receive the reduced sales charge. Up to 5% of the stated amount of the Letter of Intent will be held in escrow to cover additional sales charges which may be due if investments over the 13-month period are not sufficient to qualify for the sales charge reduction. If you do not achieve the intended investment within the thirteen-month period, you are required to pay the difference between the sales charges otherwise applicable and sales charges actually paid, which will be deducted from your account. Letters of Intent do not apply to employer sponsored plan accounts. Effective for Letters of Intent executed after May 1, 2003, the purchase of shares of the Money Market Fund will not count toward meeting an investment commitment under a Letter of Intent.

Special Waivers. You may purchase Class A shares without an initial sales charge if:

 .  You are purchasing shares of the Money Market Fund.

 . You are a current or retired agent or employee of the State Farm Insurance Companies or a Family Member of such a person.

"Family Member" is defined as:

 . Spouse, which means the person to whom you legally are married under the laws of the state in which you reside.

 .  Lineal ascendants:

   .  parents

   .  grandparents

   .  step-parents

   .  step-grandparents

   .  great grandparents

   .  step-great grandparents

 .  Lineal descendants:

   .  children

   .  grandchildren

   .  great grandchildren

   .  step-children

   .  step-grandchildren

   .  step-great grandchildren

   .  court appointed foster children

   .  legally adopted children

 . You are a current agent of the State Farm Insurance Companies purchasing shares for your employer-sponsored retirement plan. Participating employees of the State Farm agent's employer-sponsored retirement plan may also purchase shares without an initial sales charge within that plan. No special waiver shall be allowed for the purchase of shares for employer-sponsored retirement plans not sponsored by a current agent of the State Farm Insurance Companies.

                                              SHAREHOLDER INFORMATION continued



 . You are a State Farm VP Management Corp. Registered Representative who works for an insurance agent of the State Farm Insurance Companies, or a Family Member of such a person (as defined above).

 .  You are currently serving on the Trust's Board of Trustees.

 . You are purchasing shares by reinvesting the proceeds of the redemption of shares of one or more of the Funds. You must provide appropriate documentation that the redemption occurred not more than 90 days prior to the reinvestment of the proceeds, and that the shares that were redeemed were Class R-1 or R-2 or that the shares that were redeemed were at one time subject to an initial sales charge or contingent deferred sales charge.

 .  You are reinvesting dividends or other distributions from a Fund.

 .  You are a participant in a retirement plan reinvesting loan repayments.

 . You are acquiring Fund shares issued in connection with the acquisition by a Fund of another investment company.

 . You are purchasing Fund shares as a result of participating in the State Farm Annuity Exchange Offer (which relates to exchanging interests in State Farm annuities for Fund shares), and the surrender charge period for your State Farm annuity has expired at the time of the exchange. See the discussion of the State Farm Annuity Exchange Offer above under the heading "Reduced Sales Charge Options."

 . You are participating in the State Farm Annuity Exchange Offer by exchanging a State Farm fixed deferred annuity or State Farm Variable Deferred Annuity that is 96 months and 1 day old or greater, which annuity is still subject to a surrender charge. See the discussion of the State Farm Annuity Exchange Offer above under the heading "Reduced Sales Charge Options."

Class A shares may also be purchased without an initial sales charge if you purchase $500,000 or more of the Funds' shares. However, redemption of such shares within 12 months of purchase are subject to a contingent deferred sales charge of 0.5% of the lesser of the value of the shares redeemed or the total cost of the shares.

If you qualify to purchase shares without an initial sales charge due to a special waiver, you must complete an "Institutional Share Class Eligibility or Purchase at Net Asset Value" form.

Distribution and Shareholder Servicing Fees

Each Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "1940 Act"), which provides that the Funds will pay a distribution fee. Because these fees are paid out of the Funds' assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. For all Funds other than the Money Market Fund, Class A shares are subject to a distribution fee of up to 0.25% per year of the average daily net assets of Class A shares. For the Money Market Fund, Class A shares are subject to a distribution fee of up to 0.15% per year of the average daily net assets of Class A shares. The Equity and Bond Fund does not pay a 12b-1 fee as a result of its investment in the Equity Fund and the Bond Fund. The distribution fee is payable to State Farm VP Management Corp. to reimburse it for services and expenses incurred in connection with the distribution of Fund shares, including unreimbursed expenses incurred in years prior to the year of payment. These expenses include payments to State Farm VP Management Corp. Registered Representatives, expenses of printing and distributing prospectuses to persons other than Fund shareholders, and expenses of preparing, printing and distributing advertising and sales literature. In addition, Class A shares of each Fund pay a shareholder servicing fee of 0.25% per year of the average daily net assets of that Class to the Manager for providing ongoing account services to shareholders. Shareholder services include establishing and maintaining shareholder accounts, answering shareholder inquiries and providing other personal services to shareholders. The Manager and State Farm VP Management Corp. may profit from the shareholder servicing and 12b-1 fees.

Class B Shares

Contingent Deferred Sales Charge

Unlike an initial sales charge, which is paid when you purchase shares, a contingent deferred sales charge is only paid if you sell your shares during a certain period of time. Class B shares are offered at net asset value without an initial sales charge, but subject to a contingent deferred sales charge as set forth in the

SHAREHOLDER INFORMATION continued


table below. The schedule shows the contingent deferred sales charges applicable for the first through sixth years of redemption after purchase. The schedule applicable to a specific purchase is determined at the time the purchase is made. The contingent deferred sales charge is imposed on the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gains distributions) or the cost of such shares.

Purchases of $50,000 or more generally will not be accepted in Class B shares. Class A shares will be issued in these cases. If the surrender fee charged to an annuity contract owner in connection with the State Farm Annuity Exchange Offer would be less than the initial sales charge on Class A shares at the time of the proposed exchange, the annuity contract owner is required to purchase Class B shares of the Fund.

In determining whether a contingent deferred sales charge is applicable to a redemption of Class B shares, the calculation will be made in a manner that results in the lowest possible charge. It will be assumed that the redemption is made first from shares acquired through the reinvestment of dividends and distributions; then from shares held beyond the applicable contingent deferred sales charge period; and finally, from shares subject to the lowest contingent deferred sales charge.

             Contingent Deferred Sales Charge Applicable in the Year of Redemption After Purchase*
             -------------------------------------------------------------------------------------

                     First     Second     Third     Fourth     Fifth     Sixth     Seventh
             -----   --------- ---------- --------- ---------- --------- --------- ----------- -----
                     3.00%      2.75%     2.75%      2.50%     2.00%     1.00%      0.00%

*No contingent deferred sales charge is paid on an exchange of shares, nor is one paid on the sale of shares received as a reinvestment of dividends or capital gains distribution. Class B shares will convert to Class A shares after eight years, thus reducing future expenses associated with owning those shares. Shares received as a reinvestment of dividends or capital gains distributions will be converted to Class A shares in the same proportion as purchased shares are converted.

For Class B shares purchased in connection with the State Farm Annuity Exchange Offer, the contingent deferred sales charge is calculated from the date of the original purchase of the annuity contract.

Automatic Conversion of Class B Shares

Class B shares are automatically converted to Class A shares two years after the expiration of any contingent deferred sales charge. This conversion feature relieves Class B shareholders of the higher asset-based sales charge that otherwise applies to Class B shares under the Class B distribution plan described below. The conversion is based on the relative net asset value of the two Classes, and no charge is imposed in connection with the conversion.

When Will the Contingent Deferred Sales Charge Schedule be Waived?

A contingent deferred sales charge will not be assessed on Class A shares (for purchases of $500,000 or more) or Class B shares for:

 . exchanges of Class A or Class B shares of one Fund for the same Class of shares of another Fund;

 . when an affiliate of the Manager redeems Fund shares that represent seed capital invested in a Fund;

 . redemptions from tax-deferred retirement plans and Individual Retirement Accounts for required minimum distributions due to attainment of age 70/1//\\2\\ and return of excess contributions;

 . redemptions from tax-deferred retirement plans for participant loans and hardship withdrawals;

 . redemptions as a result of death of the registered shareholder or in the case of joint accounts, of all registered shareholders;

 . redemptions as a result of the disability of the registered shareholder (as determined in writing by the Social Security Administration) which occurs after the account was established;

 .  redemptions for failure to meet minimum account balances; and

 .  conversions and recharacterizations between types of IRAs.

When you request a redemption, you must notify us or your State Farm VP Management Corp. Registered Representative at the time your order is placed if the redemption qualifies for a waiver of the contingent deferred sales charge and the reason for the waiver.

                                              SHAREHOLDER INFORMATION continued



The Trust makes available through its website at www.statefarm.com, information concerning applicable sales loads, breakpoint discounts and the nature of Class A and Class B shares.

Distribution and Shareholder Servicing Fees

Each Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act, which provides that the Funds will pay a distribution fee. Because these fees are paid out of the Funds' assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. For all Funds other than the Money Market Fund, Class B shares are subject to a distribution fee of up to 0.65% per year of the average daily net assets of Class B shares. For the Money market Fund, Class B shares are subject to a distribution fee of up to 0.55% per year of the average daily net assets of Class B shares. The Equity and Bond Fund does not pay a 12b-1 fee as a result of its investment in the Equity Fund and the Bond Fund. The distribution fee is payable to State Farm VP Management Corp. to reimburse it for services and expenses incurred in connection with the distribution of Fund shares, including unreimbursed expenses incurred in years prior to the year of payment. These expenses include payments to State Farm VP Management Corp. Registered Representatives, expenses of printing and distributing prospectuses to persons other than Fund shareholders, and expenses of preparing, printing and distributing advertising and sales literature. In addition, Class B shares of each Fund pay a shareholder servicing fee of 0.25% per year of the average daily net assets of that Class to the Manager for providing ongoing account services to shareholders. Shareholder services include establishing and maintaining shareholder accounts, answering shareholder inquiries and providing other personal services to shareholders. The Manager and State Farm VP Management Corp. may profit from the shareholder servicing and 12b-1 fees.

                          Calculating Net Asset Value


The offering price of the shares of each Fund is its NAV, plus an initial sales charge on the Class A shares. NAV is calculated by adding all of the assets of a Fund, subtracting the Fund's liabilities, then dividing by the number of outstanding shares. A separate NAV is calculated for each class of each Fund. We calculate the NAV of the S&P 500 Index Fund and the LifePath Funds based on the NAVs of each corresponding Master Portfolio. Each are calculated on the same day and determined as of 4:00 p.m. (Eastern Time) on each day the New York Stock Exchange ("NYSE") is open for business.


The NAV for each Fund is determined as of the time of the close of regular session trading on the NYSE (currently at 4:00 p.m., Eastern Time), on each day when the NYSE is open for business. Shares of the Funds will not be priced on days when the NYSE is closed. Each Fund values its assets at their current market value when market quotations are readily available. Securities for which readily available market quotations are not available, or for those quotations deemed not to be representative of market values, are valued by a method that the Board of Trustees believes will reflect a fair value. Fair value pricing typically is used when trading for a portfolio security is halted during the day and does not resume prior to the Fund's NAV calculation or when a portfolio security has limited liquidity resulting in no market derived price. Securities also may be fair valued as a result of significant events that occur after the close of trading in markets within which the securities trade, but before the time at which the securities are valued for NAV calculation. Examples of significant events may include government action and acts of terrorism.

The intended effect of fair value pricing is to take into consideration all significant events, including those that have occurred between the time a security last traded and the time of NAV calculation, so that the NAV of a Fund fairly and accurately represents the value of the Fund's holdings. Fair valuation may reduce the ability of a shareholder to take advantage of a lag between a significant change in the value of the Fund's holdings and the reflection of that change in the Fund's NAV.

Money market securities, other than U.S. Treasury securities, that mature within 60 days or less are valued using the amortized cost method, unless the Board of Trustees determines that this does not represent fair value.

All investments by the International Equity Fund and International Index Fund are valued in U.S. dollars based on the then prevailing exchange rate. Because each of these international funds invest in securities that are listed on foreign exchanges that trade on days when the Fund does not price its shares, the value of the foreign securities owned by these Funds may change on days when you will not be able to purchase or

SHAREHOLDER INFORMATION continued


redeem the shares. Specific information about how the Funds value certain assets is set forth in the Statement of Additional Information.

Investments in a Master Portfolio are valued based on an interestholder's proportionate ownership interest in the Master Portfolio's aggregate net assets as next determined after an order is received in proper form. The aggregate NAV of each Master Portfolio (i.e., the value of it's assets less liabilities) is determined as of 4:00 p.m. (Eastern time) on each day the NYSE is open for business. The Master Portfolio's investments are valued each business day, typically by using available market quotations or at fair value determined in good faith by the Master Fund's Board of Trustees. The prospectus of the Master Portfolios explains the circumstances under which the Master Portfolios will use fair value pricing and the effects of using fair value pricing.

                               How To Buy Shares

General

You must indicate at the time of investment whether you are purchasing Class A shares or Class B shares. If you do not indicate Class A or Class B shares, we will assume you want to purchase Class A shares. You also are required by federal regulations to certify your Taxpayer Identification or Social Security Number when opening your account. Failure to provide an identification number could subject you to 28% back-up withholding on any distributions, redemptions or disbursements from your account.

Purchase orders are effected at the NAV per share next determined after receipt of the order in proper form by State Farm VP Management Corp. or its Registered Representatives, plus the applicable sales charge for Class A shares. Receipt of an order in proper form means that State Farm VP Management Corp. or its Registered Representatives have received complete purchase instructions and payment for shares.

If State Farm VP Management Corp. or its Registered Representatives determine that the purchase instructions for your order are incomplete, State Farm VP Management Corp. or its Registered Representative will contact you to obtain the missing information and/or the missing documents necessary to make your purchase instructions complete. Your purchase order will not be processed until after the purchase instructions have been made complete and payment for the shares has been received.

All checks should be made payable to State Farm Mutual Funds. Third-party checks will not be accepted. All payments must be in U.S. dollars and must be drawn only on U.S banks. The Funds reserve the right to reject any purchase order.

Anti-Money Laundering Compliance. The Funds are required to comply with various anti-money laundering laws and regulations. Consequently, the Funds may request additional required information from you to verify your identity. Your application will be rejected if you are not a U.S. resident or it does not contain your name, social security number, date of birth and permanent street address. If at any time the Funds believe a shareholder may be involved in suspicious activity or if certain account information matches information on government lists of suspicious persons, the Funds may choose not to establish a new account or may be required to "freeze" a shareholder's account. The Funds also may be required to provide a governmental agency with information about transactions that have occurred in a shareholder's account or to transfer monies received to establish a new account, transfer an existing account or transfer the proceeds of an existing account to a governmental agency. In some circumstances, the law may not permit the Funds to inform the shareholder that it has taken the actions described above.

Opening and Adding to an Account

Through your State Farm VP Management Corp. Registered Representative. Contact your Registered Representative directly for instructions.

By Writing to the Manager. To open a new account in writing, complete and sign the Application and mail it to State Farm Mutual Funds, P.O. Box 219548, Kansas City, Missouri 64121-9548, together with a check made payable to "State Farm Mutual Funds" or a properly completed ACH authorization to debit the account for the minimum initial investment. Send Express Overnight mail to: State Farm Mutual Funds, 330 W. 9th Street, Kansas City, Missouri 64105. You may obtain an Application by calling the State Farm VP Management Corp. call center at 1-800-447-4930. You may make subsequent investments at any time by mailing a check to the Manager, payable to State Farm Mutual Funds, along with the detachable investment slip found at the top of your

                                              SHAREHOLDER INFORMATION continued


confirmation statement. You may also send a letter of instruction indicating your account registration, account number and the Fund name.

By Telephone. With the Telephone Investment Privilege, you can purchase additional Fund shares by having the Fund make an electronic withdrawal from your pre-designated bank account. To make a telephone investment, call 1-800-447-4930.

By the Internet. Visit our web site at www.statefarm.com(TM), and click on the "Mutual Funds" link. If you would like to open an account, print and complete the Application and mail it along with your personal check or an ACH authorization to State Farm Mutual Funds, P.O. Box 219548, Kansas City, Missouri 64121-9548. If you would like to add to your account that has already been established, follow the instructions presented on the screen.

By Automatic Investing. The automatic investment plan allows you to make monthly investments in a Fund through automatic transfers from your bank account. To sign up, complete the appropriate section of the Application or get an Investor Account Services Form by calling 1-800-447-4930. You can make periodic investments of $50 or more by authorizing a Fund to withdraw funds from your bank or credit union account. Until you meet the $250 initial investment minimum per fund, a $50 per fund investment is required. There is no charge to participate in the automatic investment plan. You can stop the withdrawals at any time by notifying your State Farm VP Management Corp. Registered Representative, by writing the Manager, or by contacting a Securities Products Representative at 1-800-447-4930.

General Policies On Buying Shares

.. Your purchase order must be received by 4:00 p.m., Eastern Time to get that day's NAV. It is the responsibility of your State Farm VP Management Corp. Registered Representative to promptly submit purchase orders to the Funds.

.. All purchases are subject to the sales charge, unless they qualify for a sales charge reduction or waiver programs.

.. All checks must be payable in U.S. dollars, drawn on a U.S. bank and made payable to "State Farm Mutual Funds." Third-party checks will not be accepted.

.. Unless you instruct otherwise, all of your income dividends and capital gain distributions will be reinvested in your account. In the case of all accounts except for tax- qualified accounts, you may at any time request in writing, by calling 1-800-447-4930, or by visiting our website at www.statefarm.com(TM) to have your income dividends and capital gain distributions paid to you in cash. You cannot elect to receive a check for an income dividend and/or a capital gain distribution if the amount payable is less than $10.

..  Stock certificates will not be issued.

.. The Manager will send to you by mail a confirmation of each transaction, other than purchases by the automatic investment plan method. You will receive confirmation of your purchases by the automatic investment plan method promptly after the end of each calendar quarter.

.. Each Fund reserves the right, in its sole discretion, to reject purchases when, in the judgment of the Manager, the purchase would not be in the best interest of the Fund. No order to purchase shares is binding on a Fund until it has been confirmed in writing and the Fund has received payment.

.. Persons who own Fund shares through a qualified retirement plan such as a 401(k) plan should refer to documents provided by their plan sponsor or administrator for any additional information related to buying shares.

.. You are required by federal regulations to certify your taxpayer identification or Social Security number when opening your account. Failure to provide an identification number could subject you to backup withholding on any distributions, redemptions, or disbursements from your account. Further, you must reside in a jurisdiction where Fund shares may lawfully be offered for sale.

.. Each of the policies on buying shares above apply to the purchase of shares through the State Farm Annuity Exchange Offer.

                            How To Exchange Shares

Except for exchanges from new investments in shares of the Money Market Fund (see below), you may exchange your shares for shares of the same Class of another Fund without a sales charge. A new investment in the Money Market Fund is

SHAREHOLDER INFORMATION continued


an investment you initially make in that Fund by means other than through an exchange from another Fund. If you are exchanging a new investment in shares of the Money Market Fund for Class A shares of another Fund, an initial sales charge will apply at the time of the exchange. If you are exchanging a new investment in shares of the Money Market Fund for Class B shares of another Fund, you are treated as purchasing the Class B shares of the other Fund on the day of the exchange.

Fund shares may be exchanged as follows:

Through your State Farm VP Management Registered Representative. Contact your State Farm VP Management Corp. Registered Representative directly for instructions.

In Writing. A written exchange request must be signed by all of the owners of the account, must be sent to the Manager, and must clearly indicate your account number, account registration and the Fund names and the number of shares or the dollar amount you wish to exchange. Send your request to State Farm Mutual Funds, P.O. Box 219548, Kansas City, Missouri 64121-9548.

By Telephone. With the Telephone Exchange Privilege, you may call the Manager and request an exchange. You must identify the existing account by giving the Fund's name, registration of the account and account number, and must specify the dollar amount or number of shares to be exchanged and the Fund to which the exchange should be made.

By the Internet. You can exchange shares of one Fund for another through our web site at www.statefarm.com(TM). Just click on the "Mutual Funds" link at that site and follow the instructions presented on the screen.

General Policies On Exchanging Shares

Exchange Limitations. Because excessive exchanges can disrupt management of a Fund and increase the Fund's cost for all shareowners, the Trust places certain limits on the exchange privilege.

.. No more than four exchanges involving a non-Money Market Fund can be made during a calendar year.

.. Please note that the Manager reserves the right to revise or terminate the exchange privilege, limit the amount of any exchange, or reject an exchange, at any time, for any reason. An exchange request can rejected because of the timing or amount of the investment or because of a history of excessive trading by the investor.

.. An exchange will be effective on the day your request is received, if it is received by State Farm VP Management Corp. or its Registered Representatives before the Funds calculate their NAVs on that day; a request received after the time the NAV is calculated will be effective at the next calculated NAV. All Funds calculate their NAVs as of the close of regular session trading on the NYSE (currently at 4:00 p.m., Eastern Time) each day the NYSE is open for business.

.. The following applies to persons who own Fund shares through a qualified retirement plan:

 . A trustee (or plan administrator or similar plan official) who directs the investments of a qualified retirement plan on behalf of all plan participants, shall be limited to 4 exchanges per calendar year.

 . Each plan participant who directs the investment of his/her account under a qualified retirement plan (other than a participant directed 401(k) plan), and who can be identified by the Trust as initiating exchanges of shares, shall be limited to 4 exchanges per calendar year.

 . Each plan participant who directs the investment of his/her account under a 401(k) plan, and who can be identified by the Trust as initiating exchanges of shares shall be limited to one exchange per calendar quarter unless the document governing the operation of the plan provides for more frequent exchanges.

 . For qualified retirement plans in which plan participants direct the investments of their accounts but the Trust cannot specifically identify the plan participant who directs any given exchange of shares, the Trust will not impose a limit on the number of exchanges per calendar year for each plan participant. In this case, the trustee of the qualified retirement plan shall be responsible for imposing limits, if any, on exchanges on each plan participant as the trustee deems appropriate.

.. Persons who own Fund shares through a qualified retirement plan such as a 401(k) plan should refer to documents provided by their plan sponsor or administrator for any additional information related to exchanging shares.

                                              SHAREHOLDER INFORMATION continued



.. You have to meet the minimum investment requirements of the Fund into which you are exchanging.

.. There is no charge for exchanges, provided that you exchange your shares for shares of the same class of another Fund.

.. You may make an unlimited number of exchanges out of the Money Market Fund during a calendar year. See "Reduced Sales Charge Options" in this Prospectus for information about sales charges when exchanging shares of the Money Market Fund.

.. The Funds may refuse any exchange purchase if: (1) the Manager believes the Fund would be harmed or unable to invest effectively; or (2) the Fund receives or anticipates simultaneous orders that may significantly affect the Fund.

.. You can only exchange shares if the Fund has received good payment for those shares.

.. An exchange is a sale of shares from one Fund and the purchase of shares of another Fund for federal income tax purposes, which may produce a taxable gain or loss in a taxable account.

.. Before making an exchange please read the description of the Fund to be purchased.

.. The Trust may terminate or modify the exchange program at any time, but the Trust will seek to give shareholders at least 60 days notice prior to such change.

.. You may not exchange your shares into a variable annuity contract offered by an affiliated insurance company of the Manager.

                           How to Redeem Fund Shares

You may redeem shares of any of the Funds by contacting your State Farm VP Management Corp. Registered Representative, by sending a written request, by telephone, by using our systematic withdrawal program, or by exchanging into another Fund.

Through your State Farm VP Management Corp. Representative. Contact your State Farm VP Management Corp. Registered Representative directly for instructions.

In Writing. You may redeem all or any portion of your shares by sending a written request to the Manager:

  State Farm Mutual Funds
  P.O. Box 219548
  Kansas City, Missouri 64121-9548

Your redemption request must clearly identify the exact name in which your account is registered, your account number, the Fund name and the number of shares or dollar amount you wish to redeem.

The shareowner of record must sign the redemption request, including each joint holder of a joint account. The Fund reserves the right to require further documentation in order to verify the authority of the person seeking to redeem. If you request a redemption of more than $100,000, your signature, must be guaranteed as described under "Signature Guarantee."

Redemption proceeds you request in writing normally will be sent by check to your address of record. If you give specific instructions in your written redemption request, and your signature is guaranteed as described under "Signature Guarantee," you may have the proceeds sent to another payee or to an address other than the address of record. If you request expedited delivery of the redemption proceeds, a fee of $15.00 will be deducted from your redemption proceeds.

By Telephone. With the Telephone Redemption Privilege, you can redeem shares by calling 1-800-447-4930. You may redeem shares by telephone up to and including $100,000 if the proceeds are to be sent to the address of record, or you may redeem up to the entire value of your account if the proceeds are to be electronically transferred to a pre-designated bank account.

By The Internet. Visit our website at www.statefarm.com(TM), click on the "Mutual Funds" link, and follow the instructions presented on the screen.

Systematic Withdrawal Program. If you own $5,000 or more of a Fund's shares at the current NAV, you may have a specified dollar amount greater than $100 withdrawn from your account, payable to you or to another designated payee on a monthly, quarterly or annual basis. You designate the day during the chosen period that you would like the shares to be redeemed. If the day selected for your systematic withdrawal plan falls on a non-business day, the transaction will be processed on the previous business day unless the day selected falls on the first day of the period. Under these circumstances it will be processed the following business day. Example 1: If

SHAREHOLDER INFORMATION continued


you choose to have your withdrawal on the tenth of each month and the tenth falls on a Saturday during a particular month, the transaction will be processed on the ninth. Example 2: If you choose to have your withdrawal on the first of each month and the first falls on a Saturday during a particular month, the transaction will be processed on the third since this would be the first business day during that period. To redeem shares through a systematic withdrawal plan, contact your State Farm VP Management Corp. Registered Representative for instruction or complete an Investor Account Services Form for shares held in a taxable account or a Distribution Request Form for shares held in a tax-qualified account. You can obtain copies of these forms by calling 1-800-447-4930. Once you have established a redemption program through a systematic withdrawal plan, you can change the amount, the frequency, or the payment date of the systematic withdrawal by calling 1-800-447-4930, if you have Telephone Redemption Privileges.

You should not purchase additional shares of a Fund at the same time you are participating in the systematic withdrawal plan because your purchase will likely be subject to sales charge and the withdrawal will be a taxable redemption and may produce taxable gain or loss. The Trust reserves the right to amend the systematic withdrawal program on 30 days' notice. The program may be terminated at any time by the Trust.

General Redemption Policies

.. Each Fund will redeem shares at the Fund's NAV next determined after receipt of the order in proper form by State Farm VP Management Corp. or its Registered Representatives. Receipt of an order in proper form means State Farm VP Management Corp. or its Registered Representatives have received complete redemption instructions from you. Any applicable contingent deferred sales charge will be deducted from the redemption proceeds. It is the responsibility of your State Farm VP Management Corp. Registered Representative to submit to the Fund a redemption request promptly after you deliver your request to the State Farm VP Management Corp. Registered Representative.

.. Persons who own Fund shares through a qualified retirement plan such as a 401(k) plan should refer to documents provided by their plan sponsor or administrator for any additional information related to redeeming shares.

.. A Fund generally will redeem shares in cash (by check) or electronic transfer. Redemptions of more than $500,000 of a Fund's assets during any 90-day period by one shareowner will normally be paid in cash, but may be paid in whole or in part by a distribution in-kind of securities. If a redemption is paid in-kind, the redeeming shareowner may incur brokerage fees in selling the securities received.

.. Payment for shares redeemed will be mailed to the shareowner(s) address of record or electronically transferred to the shareowner's predesignated bank account within seven days after the Fund receives a redemption request, in writing, by the internet, or by telephone, in proper form.

.. If you try to redeem shares paid for by check or electronic transfer soon after they have been purchased, the Fund may delay sending the redemption proceeds until it can verify that payment of the purchase price for the shares has been, or will be, collected. The Fund will employ reasonable verification measures. A Fund will not delay paying redemption proceeds under this policy beyond a period that ends fifteen days after you purchased the shares that are being redeemed.

.. Each Fund may suspend the right of redemption or postpone a redemption payment more than seven days during any period when (a) the NYSE is closed for other than customary weekend and holiday closings, (b) trading on the NYSE is restricted, (c) there are emergency circumstances as determined by the Securities and Exchange Commission, or (d) the Securities and Exchange Commission has by order permitted such suspension for the protection of shareowners of the Fund; provided that applicable rules and regulations of the Securities and Exchange Commission shall govern as to whether any condition prescribed in (b) through (d) exists.

.. Once the Manager has received and accepted your redemption request, you may not cancel or revoke it. We cannot accept a redemption request that specifies a particular date or price or any other conditions.

.. Redemption proceeds you request in writing normally will be sent by check to your address of record. If you give specific instructions in your written redemption request, and your signature is guaranteed as described under "Signature Guarantee," you may have the redemption proceeds sent to another payee or to an address other than the

                                              SHAREHOLDER INFORMATION continued


 address of record. If you request expedited delivery of the redemption proceeds, a fee of $15.00 will be deducted from your redemption proceeds.

.. You may change your address of record by calling 1-800-447-4930, by visiting your State Farm VP Management Corp. Registered Representative, or by sending a written request to State Farm Mutual Funds, P.O. Box 219548, Kansas City, MO 64121-9548. If you request an address change, redemption proceeds will be sent to the former address during the fifteen day period after the Manager receives your request unless the redemption request is in writing and accompanied by a signature guarantee for each registered owner.

..  For IRA withdrawals a shareholder should complete the Distribution Request
   Form which can be obtained by calling 1-800-447-4930 or by visiting our website at www.statefarm.com(TM).

.. If you request, redemption proceeds will be sent electronically to your pre-designated bank account. The electronic transfer will be completed either through the ACH method or through the wire transfer method, whichever you choose. With the ACH method the redemption proceeds will usually be deposited in your pre-designated bank account within one or two business days after the processing of the redemption request. With the wire transfer method, the redemption proceeds will usually be deposited in your pre-designated bank account on the next business day after the receipt of the redemption request. If you choose electronic deposit of your proceeds using the wire transfer method, the Manager will charge you a $15.00 fee, and this fee will be subtracted from your redemption proceeds. There currently is no charge for electronic transfer of redemption proceeds using the ACH method. Your bank may charge additional fees for electronic transfers you initiate. The wire transfer method is not available to shareowners participating in the systematic withdrawal program. To change the bank or account designated to receive your redemption proceeds, send a written request (not by fax) signed by each shareowner with each signature guaranteed as described in this prospectus under "Signature Guarantee" to:

    State Farm Mutual Funds
    P.O. Box 219548
    Kansas City, Missouri 64121-9548

  If the registered owner(s) of the new bank account is/are the same as the registered owner(s) of the former bank account, no signature guarantee is necessary.

.. Redemptions may be restricted in the event of bankruptcy proceedings or other legal proceedings involving the shareowner.

                       Policies for Low Balance Accounts

The following policies apply to all persons with Fund accounts:

 . If the balance in any of your accounts (other than a Traditional IRA, Roth IRA, Coverdell Education Savings Account, Archer Medical Savings Account, SEP IRA, SIMPLE IRA, Tax Sheltered Accounts under (S)403(b)(7) of the Internal Revenue Code or an account held under other employer-sponsored qualified retirement plans) falls below $250 at the close of business on the first day of November, the Fund may redeem the shares in such account (with such redemption to occur on the second business day in November), send the proceeds to you at your address of record and close your account. This does not apply to accounts that were opened during the current calendar year. Thus, an account will not be closed in a year for low balance if you opened the account on or after January 1st of that year. The Manager may waive redemption and closure of an account for low balance, in its discretion.

 . Because servicing smaller accounts is very expensive, if the balance in any of your accounts falls below $1,000 at the close of business on the first day of November, through redemptions or any other reason, each of your accounts (other than SEP IRAs, SIMPLE IRAs, Archer Medical Savings Accounts, Tax Sheltered Accounts under (S)403(b)(7) of the Internal Revenue Code or accounts held under other employer-sponsored qualified retirement plans) with a balance below $1,000 will be charged a low balance fee of $25.00 for the year. We will deduct the low balance fee from the account on the second business day in November. The low balance fee will not apply to accounts that were opened during the current calendar year. Thus, no low balance fee will be assessed to your account in a year if you opened the account on or after January 1st of that year. The Manager may waive this fee, in its discretion and, if not waived, the fee will be retained by the Manager.

SHAREHOLDER INFORMATION continued



                              Signature Guarantee

A signature guarantee is a written representation, signed by an officer or authorized employee of the guarantor, that the signature of the shareowner is genuine. The guarantor must be an institution authorized to guarantee signatures by applicable state law. Such institutions include banks, broker-dealers, savings and loan associations and credit unions. A notary public cannot provide a signature guarantee.

The signature guarantee must appear, together with the signature of each registered owner, either

 . on the written request for redemption that exceeds $100,000, which clearly identifies the exact name in which the account is registered, the account number, the Fund name and the number of shares or the dollar amount to be redeemed;

 . on a separate "stock power," an instrument of assignment which should specify the total number of shares to be exchanged or redeemed (this stock power may be obtained from most banks and stock brokers);

 . if you request that a redemption check be made payable to anyone other than the shareholder of record, that request must be signed and accompanied by a signature guarantee of the registered owner;

 . if you request to transfer Fund shares from an existing account to another account which does not have identical owners (i.e., transferring shares from an account owned by John & Mary Doe to an account owned by Mary Doe), that request must be signed and accompanied by a signature guarantee of each registered owner of the account from which shares are being transferred.

 . if you request that a redemption check be mailed to an address other than the address of record, that request must be signed and accompanied by a signature guarantee of the registered owner; or

 . on the Investor Account Services Form used to establish the Telephone Investment, Redemption and/or Exchange Privilege(s), and on the Investor Account Services Form used to change the pre-designated bank account into which redemption proceeds may be deposited. If pre-designated bank account information is changed but the registered owner(s) of the bank account remains the same, no signature guarantee will be required.

The Funds will waive the requirement for a signature guarantee if

 . Your State Farm VP Management Corp. Registered Representative certifies that your signature is genuine, or

 . You request to redeem shares in your account and reinvest the proceeds into a product sold by State Farm VP Management Corp. or into a product sponsored by a company that controls, is controlled by or is under common control with State Farm VP Management Corp. For this exception to apply, the product into which you are reinvesting redemption proceeds must have an account registration identical to the registration of your Fund account.

                        Excessive Trading/Market Timing

The Manager believes that the Funds are appropriate for a long term investment by a shareholder who can accommodate short-term price volatility. The Funds may also be appropriate as a diversifier of other investments. The Funds are not an appropriate investment for short-term investors who desire to trade the Funds frequently in anticipation of, or reaction to, short term market price movement.

An investment strategy some investors follow is commonly referred to as market timing. The Trust defines market timing as transacting into or between mutual funds on a frequent, short term basis, in anticipation of short term movements of share prices within those mutual funds. This is not an investment strategy supported by the Trust. The Trust attempts to identify and discourage market timing. Do not invest with the Trust if you desire to follow a market timing strategy.

Certain Funds may be more attractive to investors seeking to engage in market timing activities. For example, to the extent that a Fund invests a significant portion of its assets in foreign securities, the Fund may be more susceptible to a time zone arbitrage strategy in which an investor seeks to take advantage of Fund share prices that may not reflect developments in foreign securities markets that occurred after the close of such market, but prior to the pricing of the Fund's shares. A Fund that invests in securities that are, among other things, thinly traded or traded infrequently is susceptible to the risk that the current market price for such securities may not accurately reflect current market values. An investor may seek to engage

                                              SHAREHOLDER INFORMATION continued


in short-term trading to take advantage of these pricing differences (commonly referred to engaging in a time zone arbitrage strategy).

The Trust attempts to identify and discourage market timing because of the possible risks frequent purchases and redemptions present to shareholders and the portfolio management of the Funds. Market timing risks include the dilution in value of Fund shares held by the Fund's other shareholders; interference with the efficient management of the Fund's portfolio; and increased administrative costs for all Fund shareholders. The Board of Trustees for the Trust has adopted the following policies and procedures to discourage market timing:

 . Each Fund reserves the right to reject any purchase request, including exchanges from other Funds. A purchase request could be rejected due to its timing, amount or history of trading.

 . All Funds except the Money Market Fund restrict the number of times that an investor can exchange out of a Fund and into another Fund. For further details, see "How to Exchange Shares" section of this prospectus.

There is no guarantee that the Funds will be able to detect frequent trading activity or the shareholders engaged in such activity, or, if it is detected, to prevent its recurrence. We apply our market timing policies and procedures, including any and all restrictions, to all investors without special arrangement, waiver or exception. Because we cannot guarantee that our market timing policies and procedures will detect every market timer, investors bear the risk that frequent exchange or transfer activity may occur, resulting in dilution of the value of Fund shares, interference with efficient management of the Funds' portfolios, and increases in brokerage and administrative costs to the Funds.

Certain shares of the Funds are held in omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among financial intermediaries, retirement plans and variable insurance products. The Funds typically are not able to identify trading by a particular beneficial owner, which may make it difficult or impossible to determine if a particular account is engaged in frequent trading. There are also operational and technological limitations on the Funds' agents' ability to identify or terminate frequent trading activity, and the techniques used by the Funds and its agents are not anticipated to identify all frequent trading.

Disclosure of Portfolio Holdings

A description of the Trust's policies and procedures regarding the disclosure of the each Fund's portfolio securities is available in the Statement of Additional Information.

SHARED DELIVERY

Shared Delivery of Prospectus and Fund Reports. The rules governing mutual funds require each of the Funds semiannually to furnish to its shareowners a report containing that Fund's financial statements and the Funds generally send each new prospectus to all shareowners. The Funds also send proxy statements to shareowners whenever there is a shareowners' meeting. Except in the case of certain employer-sponsored retirement plans, each Fund intends to send one copy of each report, prospectus and proxy statement to an address shared by more than one shareowner (commonly referred to as "householding" delivery). By signing the Account Application, you consent to the "householded" delivery of the reports, prospectuses and proxy statements unless and until you revoke your consent by notifying the Fund as set forth below.

Revocation of Shared Delivery. If you want to receive an individual copy (rather than a shared or "householded" copy) of a Fund's report, prospectus or proxy statement contact the Manager to request individual delivery by writing to State Farm Investment Management Corp., P.O. Box 219548, Kansas City, Missouri 64121-9548 or by telephone at 1-800-447-4930. You may revoke your consent at any time. The Fund will commence sending individual copies within 30 days after it receives notice that you have revoked your consent.

DIVIDENDS,
DISTRIBUTIONS
AND TAXES

Each Fund intends to distribute substantially all of its net investment income and any net capital gain realized from sales of its portfolio securities.

The Equity Fund, Equity Index Funds, Small Cap Equity Fund, Equity and Bond Fund, International Equity Fund and the LifePath Funds declare and pay dividends and capital gain distributions, if any, at least annually.

The Bond Fund, the Money Market Fund, and the Tax Advantaged Bond Fund declare dividends daily and pay dividends monthly on the last business day of the month. Capital gain distributions on these Funds, if any, are generally paid annually.

If the Manager has not received payment for your purchase of shares of the Bond Fund, the Money Market Fund or the Tax Advantaged Bond Fund, you will not be credited with any declared daily dividend until the day on which the Manager receives the payment. The Manager receives payment for your purchase of shares upon receipt of your check or ACH authorization. If you purchased the Fund shares at the office of a State Farm VP Management Corp. Registered Representative, it may take several days for the Manager to receive your check or your ACH authorization.

All dividends and capital gain distributions from a Fund are automatically reinvested in shares of that Fund on the reinvestment date, unless you previously have elected to receive dividends and distributions in cash.

Dividends and distributions from any Fund may be automatically invested in an existing, identically registered account in any other Fund of the same share class at NAV. This service is only available for non-retirement accounts. You may elect this option on your account application or by contacting your State Farm VP Management Corp. Registered Representative.

Taxes on Distributions. Distributions from each Fund, other than the Tax Advantaged Bond Fund, are generally subject to federal income tax, and may be subject to state or local taxes. If you are a U.S. citizen residing outside the United States, your distributions may also be taxed by the country in which you reside. Your distributions are taxable when they are paid, whether you take them in cash or reinvest them in additional shares.

The dividends from the Tax Advantaged Bond Fund will largely be exempt from regular federal income tax, because the Tax Advantaged Bond Fund invests primarily in municipal bonds. A portion of the Tax Advantaged Bond Fund's dividends may be subject to the federal alternative minimum tax (AMT). Tax Advantaged Bond Fund dividends may be subject to state and local taxes. Tax Advantaged Bond Fund will provide you annually with the state-by-state sources of its income.

For federal tax purposes, a Fund's income and short-term capital gain distributions are taxed as dividends; long-term capital gain distributions are taxed as long-term capital gains, no matter how long you have held your Fund shares.

Dividends declared in October, November, or December that are paid to you by the end of the following January are taxable to you as if they were received in the year they are declared.

If you are an individual and you meet certain holding period requirements with respect to your Fund shares, "qualified dividend income" distributed to you by a Fund may also be eligible for taxation at long-term capital gain rates.

Every January, the Funds will send you and the IRS a statement called Form 1099 showing the sources and amounts of taxable distributions you received in the previous calendar year.

Foreign Taxes. A Fund may receive income from sources in foreign countries, and that income may be subject to foreign taxes at its source. If your Fund pays non-refundable taxes to foreign governments during the year, those taxes will reduce that Fund's dividend. You may be able to claim a credit or deduction on your tax return for your share of foreign taxes paid by a Fund for a particular year if more than 50% of its total assets consists of stock or securities in foreign corporations and the Fund makes a special tax election for such year whereby each of its shareholders includes in his gross income and treats as paid by him his proportionate share of such foreign taxes. It is expected that only International Equity Fund and International Index Fund may qualify for this election. If a Fund makes this election, we will send you detailed information about the foreign tax credit or deduction for that year.

DIVIDENDS, DISTRIBUTIONS AND TAXES continued



Taxes on Transactions. A redemption is a sale for federal income tax purposes. Your redemption proceeds may be more or less than your cost basis depending upon the net asset value at the time of the redemption and, as a result, you may realize a capital gain or loss. Gain or loss is computed on the difference between the amount you receive in exchange for the shares redeemed and their basis.

An exchange of any Fund's shares for shares of another Fund will be treated as a sale of the Fund's shares at their fair market value and any gain on the transaction may be subject to federal income tax.

Whenever you sell shares of a Fund, you will receive a confirmation statement showing how many shares you sold and at what price. You also will receive a year-end statement every January. Also in January, the Funds will send you and the IRS a statement called Form 1099 showing the sources and gross proceeds of any taxable sales or exchanges from the previous year. This will allow you or your tax preparer to determine the tax consequences of each redemption. However, be sure to keep your regular account statements; their information will be essential in calculating the amount of your capital gains or losses.

Taxes for Tax-Qualified Accounts. Participants who own Fund shares in tax-qualified accounts will not be subject to federal income taxes on either dividends or capital gain distributions paid by the Funds to the accounts. Instead, participants who own Fund shares in tax-qualified accounts may be taxed when they begin taking distributions from their accounts. Depending on the type of tax-qualified account, there are various restrictions on eligibility, contributions and withdrawals. You should consult with a tax professional on the specific rules governing your own situation.

This prospectus provides general tax information only. It is not intended as tax advice applicable to your own personal situation. You should consult your own tax advisor for information about a Fund's tax consequences that is specific to you.

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance of each Fund. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, whose report, along with each Fund's financial statements, is included in the December 31, 2004 annual report. The annual report may be obtained from the Funds upon request without charge.

(For a share outstanding throughout the period):

                                  Equity Fund

                                             Income from investment operations          Less distributions
                              ------------ ------------------------------------- ---------------------------------
                                  Net         Net     Net gain (loss)
                              asset value, investment on investments  Total from    Net       Net
                               beginning     income   (both realized  investment investment realized     Total
                               of period   (loss) (a) and unrealized) operations   income     gain   distributions
                              ------------ ---------- --------------- ---------- ---------- -------- -------------

Class A Shares
Year ended 12/31/2004            $ 8.00      $ 0.09       $ 0.53        $ 0.62     $(0.08)    $--       $(0.08)
Year ended 12/31/2003              6.55        0.05         1.44          1.49      (0.04)     --        (0.04)
Year ended 12/31/2002              8.10        0.04        (1.56)        (1.52)     (0.03)     --        (0.03)
Year ended 12/31/2001              9.47        0.02        (1.39)        (1.37)        --      --           --
Period ended 12/31/2000 /(c)/     10.00        0.01        (0.53)        (0.52)     (0.01)     --        (0.01)

Class B Shares
Year ended 12/31/2004              7.96        0.06         0.52          0.58      (0.05)     --        (0.05)
Year ended 12/31/2003              6.51        0.02         1.45          1.47      (0.02)     --        (0.02)
Year ended 12/31/2002              8.06        0.01        (1.55)        (1.54)     (0.01)     --        (0.01)
Year ended 12/31/2001              9.47       (0.02)       (1.39)        (1.41)        --      --           --
Period ended 12/31/2000 /(c)/     10.00        0.01        (0.53)        (0.52)     (0.01)     --        (0.01)

--------------
a)Beginning in 2001, average shares outstanding for the period were used to calculate net investment income per share.
(b)Total return is not annualized for periods that are less than a full year and does not reflect the effect of sales charge for Class A and Class B shares.
(c)From commencement of investment operations October 31, 2000.
(d)Determined on an annualized basis.

                                                        Ratios/supplemental data
                 ---------- ----------------------------------------------------------------------------------
                                           Average Net Asset ratios     Average Net Asset ratios
                                          assuming expense limitations absent expense limitations
                             Net assets,  ---------------------------  --------------------------
Net asset value,   Total    end of period              Net investment              Net investment   Portfolio
 end of period   return (b)  (millions)   Expenses     income (loss)   Expenses    income (loss)  turnover rate
---------------- ---------- ------------- ---------    --------------- --------    -------------- -------------

     $8.54           7.80%      $95.7       1.18%           1.11%        1.18%          1.11%           2%
      8.00          22.81        74.4       1.20            0.72         1.23           0.69            1
      6.55         (18.75)       29.2       1.20            0.58         1.24           0.54            3
      8.10         (14.47)       13.6       1.20            0.22         1.27           0.15            1
      9.47          (5.17)       24.2       0.81/(d)/       0.86/(d)/    0.81/(d)/      0.86/(d)/       0/(d)/

      8.49           7.32        43.0       1.58            0.71         1.58           0.71            2
      7.96          22.57        34.6       1.60            0.32         1.62           0.30            1
      6.51         (19.15)       16.2       1.60            0.16         1.64           0.12            3
      8.06         (14.89)       10.9       1.60           (0.18)        1.67          (0.25)           1
      9.47          (5.17)       24.2       0.81/(d)/       0.86/(d)/    0.81/(d)/      0.86/(d)/       0/(d)/

FINANCIAL HIGHLIGHTS continued



(For a share outstanding throughout the period):

                             Small Cap Equity Fund

                                            Income from investment operations          Less distributions
                                          ------------------------------------- ---------------------------------

                                 Net         Net     Net gain (loss)
                             asset value, investment on investments  Total from    Net       Net
                              beginning     income   (both realized  investment investment realized     Total
                              of period   (loss) (a) and unrealized) operations income (b)   gain   distributions
---------------------------- ------------ ---------- --------------- ---------- ---------- -------- -------------

Class A Shares
Year ended 12/31/2004           $ 9.84     ($ 0.04)      $ 0.65        $ 0.61     $   --    $   --     $   --
Year ended 12/31/2003             7.06       (0.03)        2.81          2.78         --        --         --
Year ended 12/31/2002             9.56       (0.02)       (2.48)        (2.50)        --        --         --
Year ended 12/31/2001             9.78       (0.04)       (0.17)        (0.21)        --     (0.01)     (0.01)
Period ended 12/31/2000/(d)/     10.00        0.01        (0.22)        (0.21)     (0.01)       --      (0.01)

Class B Shares
Year ended 12/31/2004             9.73       (0.08)        0.64          0.56         --        --         --
Year ended 12/31/2003             7.00       (0.06)        2.79          2.73         --        --         --
Year ended 12/31/2002             9.53       (0.06)       (2.47)        (2.53)        --        --         --
Year ended 12/31/2001             9.78       (0.08)       (0.16)        (0.24)        --     (0.01)     (0.01)
Period ended 12/31/2000/(d)/     10.00        0.01        (0.22)        (0.21)     (0.01)       --      (0.01)

--------------
(a)Beginning in 2001, average shares outstanding for the period were used to calculate net investment income per share.
(b)Distributions represent less than $0.01 per share in 2001-2004.
(c)Total return is not annualized for periods that are less than a full year and does not reflect the effect of sales charge for Class A and Class B shares.
(d)From commencement of investment operations December 5, 2000.
(e)Determined on an annualized basis.

                                                        Ratios/supplemental data
                            ----------------------------------------------------------------------------------
                                           Average Net Asset ratios     Average Net Asset ratios
                                          assuming expense limitations absent expense limitations
                             Net assets,  ---------------------------  --------------------------
Net asset value,   Total    end of period              Net investment              Net investment   Portfolio
 end of period   return (c)  (millions)   Expenses     income (loss)   Expenses    income (loss)  turnover rate
---------------- ---------- ------------- ---------    --------------- --------    -------------- -------------

    $10.45           6.20%      $64.2       1.40%          (0.40)%       1.44%         (0.44)%         37%
      9.84          39.38        55.8       1.40           (0.31)        1.48          (0.39)          33
      7.06         (26.15)       25.8       1.40           (0.29)        1.48          (0.37)          29
      9.56          (2.14)       26.6       1.40           (0.42)        1.48          (0.50)          44
      9.78          (2.13)       24.5       1.40/(e)/       1.02/(e)/    1.55/(e)/      0.87/(e)/      15/(e)/

     10.29           5.76        41.4       1.80           (0.80)        1.84          (0.84)          37
      9.73          39.00        36.7       1.80           (0.71)        1.87          (0.78)          33
      7.00         (26.55)       21.2       1.80           (0.70)        1.88          (0.78)          29
      9.53          (2.45)       24.8       1.80           (0.82)        1.88          (0.90)          44
      9.78          (2.14)       24.5       1.55/(e)/       0.87/(e)/    1.55/(e)/      0.87/(e)/      15/(e)/

FINANCIAL HIGHLIGHTS continued



(For a share outstanding throughout each period):

                           International Equity Fund

                                              Income from investment operations            Less distributions
                                          ----------------------------------------- ---------------------------------

                                 Net           Net       Net gain (loss)
                             asset value,   investment   on investments  Total from    Net       Net
                              beginning       income     (both realized  investment investment realized     Total
                              of period   (loss) (a) (b) and unrealized) operations income (c) gain (d) distributions
---------------------------- ------------ -------------- --------------- ---------- ---------- -------- -------------

Class A Shares
Year ended 12/31/2004           $ 8.39        $ 0.04         $ 1.00        $ 1.04     $(0.07)    $--       $(0.07)
Year ended 12/31/2003             6.34          0.03           2.10          2.13      (0.08)     --        (0.08)
Year ended 12/31/2002             7.77          0.02          (1.35)        (1.33)     (0.10)     --        (0.10)
Year ended 12/31/2001             9.64            --          (1.87)        (1.87)        --      --           --
Period ended 12/31/2000/(f)/     10.00            --          (0.36)        (0.36)        --      --           --

Class B Shares
Year ended 12/31/2004             8.35          0.01           0.98          0.99      (0.03)     --        (0.03)
Year ended 12/31/2003             6.31            --           2.09          2.09      (0.05)     --        (0.05)
Year ended 12/31/2002             7.74         (0.01)         (1.35)        (1.36)     (0.07)     --        (0.07)
Year ended 12/31/2001             9.64         (0.03)         (1.87)        (1.90)        --      --           --
Period ended 12/31/2000/(f)/     10.00            --          (0.36)        (0.36)        --      --           --

--------------
(a)Beginning in 2001, average shares outstanding for the period were used to calculate net investment income per share.
(b)Net investment income for Class B shares represents less than $0.01 per share in 2003.
(c)Distributions represent less than $0.01 per share in 2001 and 2000.
(d)Distributions represent less than $0.01 per share in 2001-2004.
(e)Total return is not annualized for periods that are less than a full year and does not reflect the effect of sales charge for Class A and Class B shares.
(f)From commencement of investment operations December 5, 2000.
(g)Determined on an annualized basis.

                                                        Ratios/supplemental data
                            ----------------------------------------------------------------------------------
                                           Average Net Asset ratios     Average Net Asset ratios
                                          assuming expense limitations absent expense limitations
                             Net assets,  ---------------------------  --------------------------
Net asset value,   Total    end of period              Net investment              Net investment   Portfolio
 end of period   return (e)  (millions)   Expenses     income (loss)   Expenses    income (loss)  turnover rate
---------------- ---------- ------------- ---------    --------------- --------    -------------- -------------

     $9.36          12.34%      $34.4       1.50%           0.48%        1.68%          0.30%          22%
      8.39          33.61        29.1       1.50            0.45         1.91           0.04           16
      6.34         (17.17)       18.4       1.50            0.23         2.00          (0.27)          24
      7.77         (19.35)       20.8       1.50            0.05         1.75          (0.20)          26
      9.64          (3.56)       24.1       1.50/(g)/       0.71/(g)/    2.05/(g)/      0.16/(g)/       6/(g)/

      9.31          11.89        28.9       1.90            0.06         2.08          (0.12)          22
      8.35          33.18        24.8       1.90            0.07         2.32          (0.35)          16
      6.31         (17.59)       17.4       1.90           (0.17)        2.40          (0.67)          24
      7.74         (19.66)       19.8       1.90           (0.35)        2.15          (0.60)          26
      9.64          (3.58)       24.1       1.90/(g)/       0.31/(g)/    2.05/(g)/      0.16/(g)/       6/(g)/

FINANCIAL HIGHLIGHTS continued



(For a share outstanding throughout each period):

                              S&P 500 Index Fund

                                                Income from investment operations              Less distributions
                             ------------ --------------------------------------------- ---------------------------------

                                 Net                       Net gain (loss)
                             asset value,      Net         on investments    Total from    Net       Net
                              beginning     investment     (both realized    investment investment realized     Total
                              of period   income (a) (b) and unrealized) (a) operations income (c) gain (d) distributions
---------------------------- ------------ -------------- ------------------- ---------- ---------- -------- -------------

Class A Shares
Year ended 12/31/2004           $ 8.43        $0.11            $ 0.74          $ 0.85     $(0.10)    $--       $(0.10)
Year ended 12/31/2003             6.66         0.07              1.75            1.82      (0.05)     --        (0.05)
Year ended 12/31/2002             8.66         0.06             (2.02)          (1.96)     (0.04)     --        (0.04)
Year ended 12/31/2001             9.98         0.05             (1.33)          (1.28)     (0.04)     --        (0.04)
Period ended 12/31/2000/(g)/     10.00           --             (0.02)          (0.02)        --      --           --

Class B Shares
Year ended 12/31/2004             8.43         0.08              0.74            0.82      (0.07)     --        (0.07)
Year ended 12/31/2003             6.65         0.04              1.77            1.81      (0.03)     --        (0.03)
Year ended 12/31/2002             8.66         0.03             (2.02)          (1.99)     (0.02)     --        (0.02)
Year ended 12/31/2001             9.98         0.01             (1.31)          (1.30)     (0.02)     --        (0.02)
Period ended 12/31/2000/(g)/     10.00           --             (0.02)          (0.02)        --      --           --

--------------
(a)The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of income and expenses of the Master Portfolio. The expense and net investment income ratios for the Master Portfolio were 0.05% and 1.91%, respectively, for the year ended December 31, 2004.
(b)Beginning in 2001, average shares outstanding for the period were used to calculate net investment income per share.
(c)Distributions represent less than $0.01 per share in 2000.
(d)Distributions represent less than $0.01 per share in 2001.
(e)Total return is not annualized for periods that are less than a full year and does not reflect the effect of sales charge for Class A and Class B shares.
(f)Amount represents the portfolio turnover rate of the Master Portfolio. For periods less than a full year, the rate represents the entire year.
(g)From commencement of investment operations December 18, 2000.
(h)Determined on an annualized basis.

                                                              Ratios/supplemental data
                            --------------------------------------------------------------------------------------------
                                            Average Net Asset ratios      Average Net Asset ratios
                                          assuming expense limitations   absent expense limitations
                             Net assets,  ---------------------------- -------------------------------
Net asset value,   Total    end of period               Net investment                Net investment       Portfolio
 end of period   return (e)  (millions)   Expenses (a)    income (a)   Expenses (a)  income (loss) (a) turnover rate (f)
---------------- ---------- ------------- ------------  -------------- ------------  ----------------- -----------------

     $9.18          10.06%     $291.4         0.80%          1.29%         0.80%            1.29%             14%
      8.43          27.39       184.3         0.80           0.99          0.89             0.90               8
      6.66         (22.60)       62.9         0.80           0.88          0.86             0.82              12
      8.66         (12.75)       32.4         0.80           0.57          0.90             0.47               9
      9.98          (0.19)       25.0         0.80/(h)/      0.41/(h)/     2.96/(h)/       (1.75)/(h)/        10

      9.18           9.67       124.1         1.20           0.87          1.20             0.87              14
      8.43          27.19        89.7         1.20           0.59          1.29             0.50               8
      6.65         (23.00)       38.4         1.20           0.46          1.27             0.39              12
      8.66         (13.03)       26.1         1.20           0.17          1.30             0.07               9
      9.98          (0.20)       24.9         1.20/(h)/      0.01/(h)/     2.95/(h)/       (1.75)/(h)/        10

FINANCIAL HIGHLIGHTS continued


(For a share outstanding throughout each period):

                             Small Cap Index Fund

                                                  Income from investment operations                  Less distributions
                                          ------------------------------------------------- ------------------------------------

                                 Net             Net         Net gain (loss) on
                             asset value,     investment      investments (both  Total from      Net        Net
                              beginning         income            realized       investment  investment   realized     Total
                              of period   (loss) (a) (b) (c) and unrealized) (c) operations income (d)(e)   gain   distributions
---------------------------- ------------ ------------------ ------------------- ---------- ------------- -------- -------------

Class A Shares
Year ended 12/31/2004           $11.69          $0.05              $ 1.99          $ 2.04      $(0.03)     $(0.39)    $(0.42)
Year ended 12/31/2003             8.14           0.04                3.60            3.64       (0.04)      (0.05)     (0.09)
Year ended 12/31/2002            10.37           0.05               (2.23)          (2.18)         --       (0.05)     (0.05)
Year ended 12/31/2001            10.43           0.06                0.10            0.16       (0.07)      (0.15)     (0.22)
Period ended 12/31/2000/(h)/     10.00           0.01                0.43            0.44       (0.01)         --      (0.01)

Class B Shares
Year ended 12/31/2004            11.65             --                1.97            1.97          --       (0.39)     (0.39)
Year ended 12/31/2003             8.10             --                3.60            3.60          --       (0.05)     (0.05)
Year ended 12/31/2002            10.36           0.01               (2.22)          (2.21)         --       (0.05)     (0.05)
Year ended 12/31/2001            10.43           0.02                0.09            0.11       (0.03)      (0.15)     (0.18)
Period ended 12/31/2000/(h)/     10.00           0.01                0.43            0.44       (0.01)         --      (0.01)

--------------
(a)Beginning in 2001, average shares outstanding for the period were used to calculate net investment income per share.
(b)Net investment income for Class B shares represents less than $0.01 per share in 2003 and 2004.
(c)The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of income and expenses of the Master Portfolio. The expense and net investment income ratios for the Master Portfolio were 0.10% and 1.26%, respectively, for the year ended December 31, 2004.
(d)Distributions for Class B shares represent less than $0.01 per share in 2003 and 2002.
(e)Distributions for Class A shares represent less than $0.01 per share in 2002.
(f)Total return is not annualized for periods that are less than a full year and does not reflect the effect of sales charge for Class A and Class B shares.
(g)Amount represents the portfolio turnover rate of the Master Portfolio. The rate for 2000 rounds to less than 1% for the one year period. For periods less than a full year, the rate represents the entire year.
(h)From commencement of investment operations December 18, 2000.
(i)Determined on an annualized basis.

                                                               Ratios/supplemental data
                            -----------------------------------------------------------------------------------------------
                                             Average Net Asset ratios        Average Net Asset ratios
                                           assuming expense limitations     absent expense limitations
                             Net assets,  ------------------------------- -------------------------------
Net asset value,   Total    end of period                Net investment                  Net investment       Portfolio
 end of period   return (f)  (millions)   Expenses (c)  income (loss) (c) Expenses (c)  income (loss) (c) turnover rate (g)
---------------- ---------- ------------- ------------  ----------------- ------------  ----------------- -----------------

    $13.31          17.40%     $134.2         0.95%           0.41%           0.97%            0.39%             20%
     11.69          44.70        87.6         0.95            0.42            1.11             0.26              48
      8.14         (21.06)       34.0         0.95            0.53            1.05             0.43              28
     10.37           1.42        29.4         0.95            0.61            1.08             0.48              46
     10.43           4.36        26.1         0.95/(i)/       2.75/(i)/       3.21/(i)/        0.51/(i)/          0

     13.23          16.90        69.6         1.35            0.00            1.37            (0.02)             20
     11.65          44.46        52.4         1.35            0.02            1.51            (0.14)             48
      8.10         (21.37)       26.8         1.35            0.12            1.45             0.02              28
     10.36           1.03        27.5         1.35            0.21            1.48             0.08              46
     10.43           4.35        26.1         1.35/(i)/       2.37/(i)/       3.21/(i)/        0.51/(i)/          0

FINANCIAL HIGHLIGHTS continued



(For a share outstanding throughout each period):

                           International Index Fund

                                                Income from investment operations              Less distributions
                                          --------------------------------------------- ---------------------------------
                                 Net                       Net gain (loss)
                             asset value,      Net         on investments    Total from    Net       Net
                              beginning     investment     (both realized    investment investment realized     Total
                              of period   income (a) (b) and unrealized) (a) operations income (c) gain (d) distributions
---------------------------- ------------ -------------- ------------------- ---------- ---------- -------- -------------

Class A Shares
Year ended 12/31/2004           $ 8.74        $0.12            $ 1.55          $ 1.67     $(0.11)    $--       $(0.11)
Year ended 12/31/2003             6.45         0.09              2.29            2.38      (0.09)     --        (0.09)
Year ended 12/31/2002             7.87         0.08             (1.43)          (1.35)     (0.07)     --        (0.07)
Year ended 12/31/2001            10.15         0.05             (2.31)          (2.26)     (0.02)     --        (0.02)
Period ended 12/31/2000/(g)/     10.00           --              0.15            0.15         --      --           --

Class B Shares
Year ended 12/31/2004             8.74         0.09              1.54            1.63      (0.08)     --        (0.08)
Year ended 12/31/2003             6.44         0.07              2.29            2.36      (0.06)     --        (0.06)
Year ended 12/31/2002             7.87         0.05             (1.43)          (1.38)     (0.05)     --        (0.05)
Year ended 12/31/2001            10.15         0.02             (2.30)          (2.28)        --      --           --
Period ended 12/31/2000/(g)/     10.00           --              0.15            0.15         --      --           --

--------------
(a)The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of income and expenses of the Master Portfolio. The expense and net investment income ratios for the Master Portfolio were 0.25% and 2.05%, respectively, for the year ended December 31, 2004.
(b)Beginning in 2001, average shares outstanding for the period were used to calculate net investment income per share.
(c)Distributions represent less than $0.01 per share in 2000.
(d)Distributions represent less than $0.01 per share in 2001.
(e)Total return is not annualized for periods that are less than a full year and does not reflect the effect of sales charge for Class A and Class B shares.
(f)Amount represents the portfolio turnover rate of the Master Portfolio. For periods less than a full year, the rate represents the entire year.
(g)From commencement of investment operations December 18, 2000.
(h)Determined on an annualized basis.

                                                              Ratios/supplemental data
                            --------------------------------------------------------------------------------------------
                                            Average Net Asset ratios      Average Net Asset ratios
                                          assuming expense limitations   absent expense limitations
                             Net assets,  ---------------------------- -------------------------------
Net asset value,   Total    end of period               Net investment                Net investment       Portfolio
 end of period   return (e)  (millions)   Expenses (a)    income (a)   Expenses (a)  income (loss) (a) turnover rate (f)
---------------- ---------- ------------- ------------  -------------- ------------  ----------------- -----------------

     $10.30         19.15%      $60.0         1.15%          1.36%         1.21%            1.30%             39%
       8.74         36.95        36.0         1.15           1.29          1.35             1.09              18
       6.45        (17.08)       19.5         1.15           1.06          1.27             0.94              20
       7.87        (22.19)       21.0         1.15           0.59          1.29             0.45               7
      10.15          1.50        25.4         1.15/(h)/      0.67/(h)/     3.36/(h)/       (1.54)/(h)/        45

      10.29         18.60        38.6         1.55           0.98          1.61             0.92              39
       8.74         36.71        28.9         1.55           0.93          1.75             0.73              18
       6.44        (17.56)       18.7         1.55           0.66          1.67             0.54              20
       7.87        (22.43)       20.2         1.55           0.19          1.69             0.05               7
      10.15          1.51        25.4         1.55/(h)/      0.27/(h)/     3.36/(h)/       (1.54)/(h)/        45

FINANCIAL HIGHLIGHTS continued



(For a share outstanding throughout each period):

                             Equity and Bond Fund

                                            Income from investment operations          Less distributions
                                          ------------------------------------- ---------------------------------

                                 Net                 Net gain (loss)
                             asset value,    Net     on investments  Total from    Net       Net
                              beginning   investment (both realized  investment investment realized     Total
                              of period   income (a) and unrealized) operations   income   gain (b) distributions
---------------------------- ------------ ---------- --------------- ---------- ---------- -------- -------------

Class A Shares
Year ended 12/31/2004           $ 9.14      $0.20        $ 0.37        $ 0.57     $(0.19)   $   --     $(0.19)
Year ended 12/31/2003             8.10       0.16          1.03          1.19      (0.15)       --      (0.15)
Year ended 12/31/2002             8.98       0.19         (0.97)        (0.78)     (0.10)       --      (0.10)
Year ended 12/31/2001             9.78       0.24         (0.79)        (0.55)     (0.23)    (0.02)     (0.25)
Period ended 12/31/2000/(e)/     10.00       0.05         (0.22)        (0.17)     (0.05)       --      (0.05)

Class B Shares
Year ended 12/31/2004             9.15       0.16          0.38          0.54      (0.16)       --      (0.16)
Year ended 12/31/2003             8.10       0.12          1.04          1.16      (0.11)       --      (0.11)
Year ended 12/31/2002             8.97       0.16         (0.95)        (0.79)     (0.08)       --      (0.08)
Year ended 12/31/2001             9.78       0.23         (0.80)        (0.57)     (0.22)    (0.02)     (0.24)
Period ended 12/31/2000/(e)/     10.00       0.05         (0.22)        (0.17)     (0.05)       --      (0.05)

--------------
(a)Beginning in 2001, average shares outstanding for the period were used to calculate net investment income per share.
(b)Distributions represent less than $0.01 per share in 2003 and 2002.
(c)Total return is not annualized for periods that are less than a full year and does not reflect the effect of sales charge for Class A and Class B shares.
(d)Represents less than 0.5% in 2003.
(e)From commencement of investment operations October 31, 2000.
(f)Determined on an annualized basis.

                                                        Ratios/supplemental data
                            ----------------------------------------------------------------------------------
                                           Average Net Asset ratios     Average Net Asset ratios
                                          assuming expense limitations absent expense limitations
                             Net assets,  ---------------------------  --------------------------
Net asset value,   Total    end of period              Net investment              Net investment   Portfolio
 end of period   return (c)  (millions)   Expenses         income      Expenses        income     turnover rate
---------------- ---------- ------------- ---------    --------------- --------    -------------- -------------

    $9.52           6.28%       $99.4       0.50%           2.16%        0.59%          2.07%           1%
     9.14          14.70         83.0       0.50            1.89         0.61           1.78            0/(d)/
     8.10          (7.93)        48.6       0.50            2.30         0.61           2.19            3
     8.98          (5.67)        29.3       0.09            2.62         0.21           2.50            6
     9.78          (1.71)        24.6       0.00/(f)/       3.04/(f)/    0.21/(f)/      2.83/(f)/      11/(f)/

     9.53           5.89         56.6       0.90            1.76         0.99           1.67            1
     9.15          14.36         49.0       0.90            1.45         1.00           1.35            0/(d)/
     8.10          (8.25)        33.3       0.90            1.85         1.01           1.74            3
     8.97          (5.90)        25.9       0.15            2.46         0.27           2.34            6
     9.78          (1.71)        24.6       0.00/(f)/       3.04/(f)/    0.21/(f)/      2.83/(f)/      11/(f)/

FINANCIAL HIGHLIGHTS continued


(For a share outstanding throughout each period):

                                   Bond Fund

                                            Income from investment operations          Less distributions
                                          ------------------------------------- ---------------------------------

                                 Net                 Net gain (loss)
                             asset value,    Net     on investments  Total from    Net       Net
                              beginning   investment (both realized  investment investment realized     Total
                              of period     income   and unrealized) operations   income     gain   distributions
---------------------------- ------------ ---------- --------------- ---------- ---------- -------- -------------

Class A Shares
Year ended 12/31/2004           $10.66      $0.40        $   --        $0.40      $(0.40)   $   --     $(0.40)
Year ended 12/31/2003            10.73       0.40         (0.07)        0.33       (0.40)       --      (0.40)
Year ended 12/31/2002            10.35       0.51          0.40         0.91       (0.51)    (0.02)     (0.53)
Year ended 12/31/2001            10.25       0.60          0.14         0.74       (0.60)    (0.04)     (0.64)
Period ended 12/31/2000/(b)/     10.00       0.10          0.25         0.35       (0.10)       --      (0.10)

Class B Shares
Year ended 12/31/2004            10.66       0.36            --         0.36       (0.36)       --      (0.36)
Year ended 12/31/2003            10.73       0.36         (0.07)        0.29       (0.36)       --      (0.36)
Year ended 12/31/2002            10.35       0.47          0.40         0.87       (0.47)    (0.02)     (0.49)
Year ended 12/31/2001            10.25       0.56          0.14         0.70       (0.56)    (0.04)     (0.60)
Period ended 12/31/2000/(b)/     10.00       0.10          0.25         0.35       (0.10)       --      (0.10)

--------------
(a)Total return is not annualized for periods that are less than a full year and does not reflect the effect of sales charge for Class A and Class B shares.
(b)From commencement of investment operations October 31, 2000.
(c)Determined on an annualized basis.

                                                        Ratios/supplemental data
                            ----------------------------------------------------------------------------------
                                           Average Net Asset ratios     Average Net Asset ratios
                                          assuming expense limitations absent expense limitations
                             Net assets,  ---------------------------  --------------------------
Net asset value,   Total    end of period              Net investment              Net investment   Portfolio
 end of period   return (a)  (millions)   Expenses         income      Expenses        income     turnover rate
---------------- ---------- ------------- ---------    --------------- --------    -------------- -------------

    $10.66          3.86%      $121.1       0.68%           3.79%        0.68%          3.79%           12%
     10.66          3.16        101.2       0.70            3.76         0.70           3.75            18
     10.73          9.02         55.8       0.70            4.80         0.71           4.79            15
     10.35          7.42         21.0       0.70            5.74         0.73           5.71            26
     10.25          3.54         25.5       0.29/(c)/       6.35/(c)/    0.29/(c)/      6.35/(c)/      190/(c)/

     10.66          3.45         54.5       1.08            3.39         1.08           3.39            12
     10.66          2.78         49.7       1.10            3.36         1.10           3.36            18
     10.73          8.59         31.4       1.10            4.44         1.11           4.43            15
     10.35          7.00         18.0       1.10            5.34         1.13           5.31            26
     10.25          3.54         25.4       0.29/(c)/       6.35/(c)/    0.29/(c)/      6.35/(c)/      190/(c)/

FINANCIAL HIGHLIGHTS continued


(For a share outstanding throughout each period):

                           Tax Advantaged Bond Fund

                                            Income from investment operations          Less distributions
                                          ------------------------------------- ---------------------------------

                                 Net                 Net gain (loss)
                             asset value,    Net     on investments  Total from    Net       Net
                              beginning   investment (both realized  investment investment realized     Total
                              of period     income   and unrealized) operations   income     gain   distributions
---------------------------- ------------ ---------- --------------- ---------- ---------- -------- -------------

Class A Shares
Year ended 12/31/2004           $11.15      $0.43        ($0.02)       $0.41      $(0.43)    $--       $(0.43)
Year ended 12/31/2003            10.97       0.42          0.18         0.60       (0.42)     --        (0.42)
Year ended 12/31/2002            10.23       0.43          0.74         1.17       (0.43)     --        (0.43)
Year ended 12/31/2001            10.29       0.44         (0.06)        0.38       (0.44)     --        (0.44)
Period ended 12/31/2000/(b)/     10.00       0.09          0.29         0.38       (0.09)     --        (0.09)

Class B Shares
Year ended 12/31/2004            11.15       0.38         (0.02)        0.36       (0.38)     --        (0.38)
Year ended 12/31/2003            10.97       0.38          0.18         0.56       (0.38)     --        (0.38)
Year ended 12/31/2002            10.23       0.39          0.74         1.13       (0.39)     --        (0.39)
Year ended 12/31/2001            10.29       0.40         (0.06)        0.34       (0.40)     --        (0.40)
Period ended 12/31/2000/(b)/     10.00       0.09          0.29         0.38       (0.09)     --        (0.09)

--------------
(a)Total return is not annualized for periods that are less than a full year and does not reflect the effect of sales charge for Class A and Class B shares.
(b)From commencement of investment operations October 31, 2000.
(c)Determined on an annualized basis.

                                                        Ratios/supplemental data
                            ----------------------------------------------------------------------------------
                                           Average Net Asset ratios     Average Net Asset ratios
                                          assuming expense limitations absent expense limitations
                             Net assets,  ---------------------------  --------------------------
Net asset value,   Total    end of period              Net investment              Net investment   Portfolio
 end of period   return (a)  (millions)   Expenses         income      Expenses        income     turnover rate
---------------- ---------- ------------- ---------    --------------- --------    -------------- -------------

    $11.13          3.74%       $66.2       0.70%           3.86%        0.70%          3.86%           2%
     11.15          5.60         59.6       0.70            3.83         0.70           3.83            8
     10.97         11.64         43.7       0.70            4.03         0.71           4.02            7
     10.23          3.77         29.0       0.70            4.26         0.71           4.25            0
     10.29          3.79         26.0       0.36/(c)/       5.47/(c)/    0.36/(c)/      5.47/(c)/       0/(c)/

     11.13          3.33         34.8       1.10            3.46         1.10           3.46            2
     11.15          5.18         35.2       1.10            3.43         1.10           3.43            8
     10.97         11.20         32.0       1.10            3.64         1.12           3.62            7
     10.23          3.35         27.0       1.10            3.86         1.11           3.85            0
     10.29          3.79         26.0       0.36/(c)/       5.47/(c)/    0.36/(c)/      5.47/(c)/       0/(c)/

FINANCIAL HIGHLIGHTS continued



(For a share outstanding throughout the period):

                               Money Market Fund

                                           Income from investment
                                                 operations              Less distributions
                                          ------------------------- ----------------------------

                                 Net
                             asset value,      Net       Total from      Net
                              beginning     investment   investment   investment       Total
                              of period   income (a) (b) operations income (a) (b) distributions
---------------------------- ------------ -------------- ---------- -------------- -------------

Class A Shares
Year ended 12/31/2004           $1.00         $0.01        $0.01        $(0.01)       $(0.01)
Year ended 12/31/2003            1.00          0.01         0.01         (0.01)        (0.01)
Year ended 12/31/2002            1.00          0.01         0.01         (0.01)        (0.01)
Year ended 12/31/2001            1.00          0.04         0.04         (0.04)        (0.04)
Period ended 12/31/2000/(d)/     1.00            --           --            --            --

Class B Shares
Year ended 12/31/2004            1.00            --           --            --            --
Year ended 12/31/2003            1.00            --           --            --            --
Year ended 12/31/2002            1.00          0.01         0.01         (0.01)        (0.01)
Year ended 12/31/2001            1.00          0.03         0.03         (0.03)        (0.03)
Period ended 12/31/2000/(d)/     1.00            --           --            --            --

--------------
(a)Net investment income and distributions for Class A shares represent less than $0.01 per share in 2000.
(b)Net investment income and distributions for Class B shares represent less than $0.01 per share in 2004, 2003 and 2000.
(c)Total return is not annualized for periods that are less than a full year and does not reflect the effect of sales charge for Class B shares.
(d)From commencement of investment operations December 12, 2000.
(e)Determined on an annualized basis.

                                                 Ratios/supplemental data
                            --------------------------------------------------------------------
                                           Average Net Asset ratios     Average Net Asset ratios
                                          assuming expense limitations absent expense limitations
                             Net assets,  ---------------------------  --------------------------
Net asset value,   Total    end of period              Net investment              Net investment
 end of period   return (c)  (millions)   Expenses         income      Expenses        income
---------------- ---------- ------------- ---------    --------------- --------    --------------

     $1.00          0.76%       $73.1       0.60%           0.78%        0.63%          0.75%
      1.00          0.54         65.1       0.60            0.52         0.65           0.47
      1.00          1.14         36.2       0.60            1.10         0.71           0.99
      1.00          3.62         11.0       0.60            3.22         0.84           2.98
      1.00          0.29          5.0       0.60/(e)/       5.94/(e)/    1.93/(e)/      4.61/(e)/

      1.00          0.36          5.9       1.00            0.36         1.03           0.33
      1.00          0.14          5.7       1.00            0.14         1.03           0.11
      1.00          0.74          5.4       1.00            0.73         1.13           0.60
      1.00          3.21          5.2       1.00            3.15         1.26           2.89
      1.00          0.27          5.0       1.00/(e)/       5.54/(e)/    1.93/(e)/      4.61/(e)/

FINANCIAL HIGHLIGHTS continued


(For a share outstanding throughout each period):

               State Farm Mutual Fund Trust LifePath Income Fund

                                               Income from investment operations            Less distributions
                                           ----------------------------------------- ---------------------------------

                                  Net                     Net gain (loss)
                              asset value,      Net       on investments  Total from    Net       Net
                               beginning     investment   (both realized  investment investment realized     Total
                               of period   income (a) (b) and unrealized) operations   income   gain (c) distributions
----------------------------- ------------ -------------- --------------- ---------- ---------- -------- -------------

Class A Shares
Year ended 12/31/2004            $10.82        $0.17           $0.46        $0.63      $(0.17)   $(0.17)    $(0.34)
Period ended 12/31/2003 /(g)/     10.00         0.07            0.80         0.87       (0.05)       --      (0.05)

Class B Shares
Year ended 12/31/2004             10.81         0.13            0.46         0.59       (0.13)    (0.17)     (0.30)
Period ended 12/31/2003 /(g)/     10.00         0.05            0.79         0.84       (0.03)       --      (0.03)

--------------
(a)The per share net amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of income and expenses of the Master Portfolio and reflect the Manager's voluntary expense limitation threshold. For the period ended December 31, 2004, the net amounts and ratios also include the Fund's indirect proportionate share of the expenses of the Active Stock and CoreAlpha Bond Master Portfolios, and reflect Barclays' voluntary expense waivers of the management fees charged to the Master Portfolio in an amount equal to the Fund's indirect proportionate amount of the management and administration fees, if any, charged to the Underlying Funds, including the Active Stock and CoreAlpha Bond Master Portfolios. The expense and net investment income ratios for the Master Portfolio, assuming Barclays' expense waivers, were 0.31% and 2.46%, respectively, for the period ended December 31, 2004.
(b)Average shares outstanding for the period were used to calculate net investment income.
(c)Distributions represent less than $0.01 per share in 2003.
(d)Total return is not annualized for periods that are less than a full year and does not reflect the effect of sales charge for Class A and Class B shares.
(e)Ratios reflect inclusion of the Fund's proportionate share of income and expenses of the Master Portfolio but do not reflect the Manager's voluntary expense limitation threshold. For the period ended December 31, 2004, the ratios also include the Fund's indirect proportionate share of the expenses of the Active Stock and CoreAlpha Bond Master Portfolios, but do not reflect Barclays' voluntary expense waivers of the management fees charged to the Master Portfolio in an amount equal to the Fund's indirect proportionate amount of the management and administration fees, if any, charged to the Underlying Funds, including the Active Stock and CoreAlpha Bond Master Portfolios. The expense and net investment income ratios for the Master Portfolio, excluding any expense waivers for the Underlying Funds were 0.60% and 2.17%, respectively, for the period ended December 31, 2004.
(f)Amount represents the portfolio turnover rate of the Master Portfolio. For periods less than a full year, the rate represents the entire year.
(g)From commencement of investment operations May 9, 2003.
(h)Determined on an annualized basis.

                                                            Ratios/supplemental data
                            -----------------------------------------------------------------------------------------
                                            Average Net Asset ratios     Average Net Asset ratios
                                          assuming expense limitations  absent expense limitations
                                              and expense waivers          and expense waivers
                             Net assets,  ---------------------------- ----------------------------
Net asset value,   Total    end of period               Net investment               Net investment     Portfolio
 end of period   return (d)  (millions)   Expenses (a)    income (a)   Expenses (e)    income (e)   turnover rate (f)
---------------- ---------- ------------- ------------  -------------- ------------  -------------- -----------------

    $11.11          5.87%       $66.0         1.26%          1.58%         1.61%          1.23%            138%
     10.82          8.74         31.0         1.30/(h)/      1.13/(h)/     1.73/(h)/      0.70/(h)/         29

     11.10          5.46          8.7         1.66           1.18          2.01           0.83             138
     10.81          8.47          4.1         1.70/(h)/      0.75/(h)/     2.31/(h)/      0.14/(h)/         29

FINANCIAL HIGHLIGHTS continued


(For a share outstanding throughout each period):

                State Farm Mutual Fund Trust LifePath 2010 Fund

                                             Income from investment operations            Less distributions
                                         ----------------------------------------- ---------------------------------

                                Net                     Net gain (loss)
                            asset value,      Net       on investments  Total from    Net       Net
                             beginning     investment   (both realized  investment investment realized     Total
                             of period   income (a) (b) and unrealized) operations   income   gain (c) distributions
--------------------------- ------------ -------------- --------------- ---------- ---------- -------- -------------

Class A Shares
Year ended 12/31/2004          $11.16        $0.17           $0.61        $0.78      $(0.13)   $(0.23)    $(0.36)
Period ended 12/31/2003 (g)     10.00         0.06            1.13         1.19       (0.03)       --      (0.03)

Class B Shares
Year ended 12/31/2004           11.14         0.12            0.61         0.73       (0.10)    (0.23)     (0.33)
Period ended 12/31/2003 (g)     10.00         0.04            1.12         1.16       (0.02)       --      (0.02)

--------------
(a)The per share net amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of income and expenses of the Master Portfolio and reflect the Manager's voluntary expense limitation threshold. For the period ended December 31, 2004, the net amounts and ratios also include the Fund's indirect proportionate share of the expenses of the Active Stock and CoreAlpha Bond Master Portfolios, and reflect Barclays' voluntary expense waivers of the management fees charged to the Master Portfolio in an amount equal to the Fund's indirect proportionate amount of the management and administration fees, if any, charged to the Underlying Funds, including the Active Stock and CoreAlpha Bond Master Portfolios. The expense and net investment income ratios for the Master Portfolio, assuming Barclays' expense waivers, were 0.30% and 2.32%, respectively, for the period ended December 31, 2004.
(b)Average shares outstanding for the period were used to calculate net investment income.
(c)Distribution represents less than $0.01 per share in 2003.
(d)Total return is not annualized for periods that are less than a full year and does not reflect the effect of sales charge for Class A and Class B shares.
(e)Ratios reflect inclusion of the Fund's proportionate share of income and expenses of the Master Portfolio but do not reflect the Manager's voluntary expense limitation threshold. For the period ended December 31, 2004, the ratios also include the Fund's indirect proportionate share of the expenses of the Active Stock and CoreAlpha Bond Master Portfolios, but do not reflect Barclays' voluntary expense waivers of the management fees charged to the Master Portfolio in an amount equal to the Fund's indirect proportionate amount of the management and administration fees, if any, charged to the Underlying Funds, including the Active Stock and CoreAlpha Bond Master Portfolios. The expense and net investment income ratios for the Master Portfolio, excluding any expense waivers for the Underlying Funds were 0.59% and 2.03%, respectively, for the period ended December 31, 2004.
(f)Amount represents the portfolio turnover rate of the Master Portfolio. For periods less than a full year, the rate represents the entire year.
(g)From commencement of investment operations May 9, 2003.
(h)Determined on an annualized basis.

                                                            Ratios/supplemental data
                            -----------------------------------------------------------------------------------------
                                            Average Net Asset ratios     Average Net Asset ratios
                                          assuming expense limitations  absent expense limitations
                                              and expense waivers          and expense waivers
                             Net assets,  ---------------------------- ----------------------------
Net asset value,   Total    end of period               Net investment               Net investment     Portfolio
 end of period   return (d)  (millions)   Expenses (a)    income (a)   Expenses (e)    income (e)   turnover rate (f)
---------------- ---------- ------------- ------------  -------------- ------------  -------------- -----------------

    $11.58          6.98%      $130.3         1.25%          1.49%         1.57%          1.17%            130%
     11.16         11.91         40.8         1.30/(h)/      0.98/(h)/     1.59/(h)/      0.69/(h)/         23

     11.54          6.49         28.8         1.65           1.09          1.97           0.77             130
     11.14         11.60         11.4         1.70/(h)/      0.58/(h)/     2.07/(h)/      0.21/(h)/         23

FINANCIAL HIGHLIGHTS continued



(For a share outstanding throughout each period):

                State Farm Mutual Fund Trust LifePath 2020 Fund

                                              Income from investment operations            Less distributions
                                          ----------------------------------------- ---------------------------------


                                 Net                     Net gain (loss)
                             asset value,      Net       on investments  Total from    Net       Net
                              beginning     investment   (both realized  investment investment realized     Total
                              of period   income (a) (b) and unrealized) operations   income   gain (c) distributions
---------------------------- ------------ -------------- --------------- ---------- ---------- -------- -------------

Class A Shares
Year ended 12/31/2004           $11.55        $0.16           $0.85        $1.01      $(0.12)   $(0.20)    $(0.32)
Period ended 12/31/2003/(g)/     10.00         0.06            1.52         1.58       (0.03)       --      (0.03)

Class B Shares
Year ended 12/31/2004            11.54         0.11            0.85         0.96       (0.08)    (0.20)     (0.28)
Period ended 12/31/2003/(g)/     10.00         0.04            1.52         1.56       (0.02)       --      (0.02)

--------------
(a)The per share net amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of income and expenses of the Master Portfolio and reflect the Manager's voluntary expense limitation threshold. For the period ended December 31, 2004, the net amounts and ratios also include the Fund's indirect proportionate share of the expenses of the Active Stock and CoreAlpha Bond Master Portfolios, and reflect Barclays' voluntary expense waivers of the management fees charged to the Master Portfolio in an amount equal to the Fund's indirect proportionate amount of the management and administration fees, if any, charged to the Underlying Funds, including the Active Stock and CoreAlpha Bond Master Portfolios. The expense and net investment income ratios for the Master Portfolio, assuming Barclays' expense waivers, were 0.29% and 2.05%, respectively, for the period ended December 31, 2004.
(b)Average shares outstanding for the period were used to calculate net investment income.
(c)Distributions represent less than $0.01 per share in 2003.
(d)Total return is not annualized for periods that are less than a full year and does not reflect the effect of sales charge for Class A and Class B shares.
(e)Ratios reflect inclusion of the Fund's proportionate share of income and expenses of the Master Portfolio but do not reflect the Manager's voluntary expense limitation threshold. For the period ended December 31, 2004, the ratios also include the Fund's indirect proportionate share of the expenses of the Active Stock and CoreAlpha Bond Master Portfolios, but do not reflect Barclays' voluntary expense waivers of the management fees charged to the Master Portfolio in an amount equal to the Fund's indirect proportionate amount of the management and administration fees, if any, charged to the Underlying Funds, including the Active Stock and CoreAlpha Bond Master Portfolios. The expense and net investment income ratios for the Master Portfolio, excluding any expense waivers for the Underlying Funds were 0.57% and 1.77%, respectively, for the period ended December 31, 2004.
(f)Amount represents the portfolio turnover rate of the Master Portfolio. For periods less than a full year, the rate represents the entire year.
(g)From commencement of investment operations May 9, 2003.
(h)Determined on an annualized basis.

                                                            Ratios/supplemental data
                            -----------------------------------------------------------------------------------------
                                            Average Net Asset ratios     Average Net Asset ratios
                                          assuming expense limitations  absent expense limitations
                                              and expense waivers          and expense waivers
                             Net assets,  ---------------------------- ----------------------------
Net asset value,   Total    end of period               Net investment               Net investment     Portfolio
 end of period   return (d)  (millions)   Expenses (a)    income (a)   Expenses (e)    income (e)   turnover rate (f)
---------------- ---------- ------------- ------------  -------------- ------------  -------------- -----------------

     $12.24         8.78%      $177.7         1.24%          1.32%         1.55%          1.01%            140%
      11.55        15.81         51.7         1.30/(h)/      1.03/(h)/     1.53/(h)/      0.80/(h)/         23

      12.22         8.39         44.7         1.64           0.91          1.95           0.60             140
      11.54        15.61         15.5         1.70/(h)/      0.63/(h)/     1.98/(h)/      0.35/(h)/         23

FINANCIAL HIGHLIGHTS continued


(For a share outstanding throughout each period):

                State Farm Mutual Fund Trust LifePath 2030 Fund

                                               Income from investment operations            Less distributions
                                           ----------------------------------------- --------------------------------


                                  Net                     Net gain (loss)
                              asset value,      Net       on investments  Total from    Net       Net
                               beginning     investment   (both realized  investment investment realized     Total
                               of period   income (a) (b) and unrealized) operations   income   gain (c) distributions
                              ------------ -------------- --------------- ---------- ---------- -------- -------------

Class A Shares
Year ended 12/31/2004            $11.80        $0.14           $1.08        $1.22      $(0.10)   $(0.22)    $(0.32)
Period ended 12/31/2003 /(g)/     10.00         0.07            1.76         1.83       (0.03)       --      (0.03)

Class B Shares
Year ended 12/31/2004             11.77         0.09            1.07         1.16       (0.06)    (0.22)     (0.28)
Period ended 12/31/2003 /(g)/     10.00         0.04            1.75         1.79       (0.02)       --      (0.02)

--------------
(a)The per share net amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of income and expenses of the Master Portfolio and reflect the Manager's voluntary expense limitation threshold. For the period ended December 31, 2004, the net amounts and ratios also include the Fund's indirect proportionate share of the expenses of the Active Stock and CoreAlpha Bond Master Portfolios, and reflect Barclays' voluntary expense waivers of the management fees charged to the Master Portfolio in an amount equal to the Fund's indirect proportionate amount of the management and administration fees, if any, charged to the Underlying Funds, including the Active Stock and CoreAlpha Bond Master Portfolios. The expense and net investment income ratios for the Master Portfolio, assuming Barclays' expense waivers, were 0.28% and 1.93%, respectively, for the period ended December 31, 2004.
(b)Average shares outstanding for the period were used to calculate net investment income.
(c)Distributions represent less than $0.01 per share in 2003.
(d)Total return is not annualized for periods that are less than a full year and does not reflect the effect of sales charge for Class A and Class B shares.
(e)Ratios reflect inclusion of the Fund's proportionate share of income and expenses of the Master Portfolio but do not reflect the Manager's voluntary expense limitation threshold. For the period ended December 31, 2004, the ratios also include the Fund's indirect proportionate share of the expenses of the Active Stock and CoreAlpha Bond Master Portfolios, but do not reflect Barclays' voluntary expense waivers of the management fees charged to the Master Portfolio in an amount equal to the Fund's indirect proportionate amount of the management and administration fees, if any, charged to the Underlying Funds, including the Active Stock and CoreAlpha Bond Master Portfolios. The expense and net investment income ratios for the Master Portfolio, excluding any expense waivers for the Underlying Funds were 0.56% and 1.65%, respectively, for the period ended December 31, 2004.
(f)Amount represents the portfolio turnover rate of the Master Portfolio. For periods less than a full year, the rate represents the entire year.
(g)From commencement of investment operations May 9, 2003.
(h)Determined on an annualized basis.

                                                            Ratios/supplemental data
                 ---------- -----------------------------------------------------------------------------------------
                                            Average Net Asset ratios     Average Net Asset ratios
                                          assuming expense limitations  absent expense limitations
                                              and expense waivers          and expense waivers
                             Net assets,  ---------------------------- ----------------------------
Net asset value,   Total    end of period               Net investment               Net investment     Portfolio
 end of period   return (d)  (millions)   Expenses (a)    income (a)   Expenses (e)    income (e)   turnover rate (f)
---------------- ---------- ------------- ------------  -------------- ------------  -------------- -----------------

     $12.70        10.32%       $96.5         1.23%          1.18%         1.58%          0.83%            138%
      11.80        18.31         25.9         1.30/(h)/      1.05/(h)/     1.80/(h)/      0.55/(h)/         32

      12.65         9.88         29.7         1.63           0.77          1.98           0.42             138
      11.77        17.89          9.5         1.70/(h)/      0.64/(h)/     2.29/(h)/      0.05/(h)/         32

FINANCIAL HIGHLIGHTS continued



(For a share outstanding throughout each period):

                State Farm Mutual Fund Trust LifePath 2040 Fund

                                              Income from investment operations            Less distributions
                                          ----------------------------------------- ---------------------------------

                                 Net                     Net gain (loss)
                             asset value,      Net       on investments  Total from    Net       Net
                              beginning     investment   (both realized  investment investment realized     Total
                              of period   income (a) (b) and unrealized) operations   income   gain (c) distributions
---------------------------- ------------ -------------- --------------- ---------- ---------- -------- -------------

Class A Shares
Year ended 12/31/2004           $12.11        $0.13           $1.19        $1.32      $(0.10)   $(0.21)    $(0.31)
Period ended 12/31/2003/(g)/     10.00         0.06            2.08         2.14       (0.03)       --      (0.03)

Class B Shares
Year ended 12/31/2004            12.09         0.08            1.19         1.27       (0.06)    (0.21)     (0.27)
Period ended 12/31/2003/(g)/     10.00         0.03            2.07         2.10       (0.01)       --      (0.01)

--------------
(a)The per share net amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of income and expenses of the Master Portfolio and reflect the Manager's voluntary expense limitation threshold. For the period ended December 31, 2004, the net amounts and ratios also include the Fund's indirect proportionate share of the expenses of the Active Stock and CoreAlpha Bond Master Portfolios, and reflect Barclays' voluntary expense waivers of the management fees charged to the Master Portfolio in an amount equal to the Fund's indirect proportionate amount of the management and administration fees, if any, charged to the Underlying Funds, including the Active Stock and CoreAlpha Bond Master Portfolios. The expense and net investment income ratios for the Master Portfolio, assuming Barclays' expense waivers, were 0.28% and 1.74%, respectively, for the period ended December 31, 2004.
(b)Average shares outstanding for the period were used to calculate net investment income.
(c)Distributions represent less than $0.01 per share in 2003.
(d)Total return is not annualized for periods that are less than a full year and does not reflect the effect of sales charge for Class A and Class B shares.
(e)Ratios reflect inclusion of the Fund's proportionate share of income and expenses of the Master Portfolio but do not reflect the Manager's voluntary expense limitation threshold. For the period ended December 31, 2004, the ratios also include the Fund's indirect proportionate share of the expenses of the Active Stock and CoreAlpha Bond Master Portfolios, but do not reflect Barclays' voluntary expense waivers of the management fees charged to the Master Portfolio in an amount equal to the Fund's indirect proportionate amount of the management and administration fees, if any, charged to the Underlying Funds, including the Active Stock and CoreAlpha Bond Master Portfolios. The expense and net investment income ratios for the Master Portfolio, excluding any expense waivers for the Underlying Funds were 0.56% and 1.46%, respectively, for the period ended December 31, 2004.
(f)Amount represents the portfolio turnover rate of the Master Portfolio. For periods less than a full year, the rate represents the entire year.
(g)From commencement of investment operations May 9, 2003.
(h)Determined on an annualized basis.

                                                              Ratios/supplemental data
                            --------------------------------------------------------------------------------------------
                                            Average Net Asset ratios      Average Net Asset ratios
                                          assuming expense limitations   absent expense limitations
                                              and expense waivers            and expense waivers
                             Net assets,  ---------------------------- -------------------------------
Net asset value,   Total    end of period               Net investment                Net investment       Portfolio
 end of period   return (d)  (millions)   Expenses (a)    income (a)   Expenses (e)  income (loss) (e) turnover rate (f)
---------------- ---------- ------------- ------------  -------------- ------------  ----------------- -----------------

     $13.12        10.86%       $53.7         1.22%          1.06%         1.67%            0.61%             147%
      12.11        21.37         12.3         1.30/(h)/      0.86/(h)/     2.38/(h)/       (0.22)/(h)/         29

      13.09        10.51         17.8         1.62           0.63          2.08             0.17              147
      12.09        21.05          5.1         1.70/(h)/      0.47/(h)/     2.85/(h)/       (0.68)/(h)/         29

                                  APPENDIX A


        Past Performance of the Manager, Capital Guardian and Barclays

The investment performance for each of the funds or composites below indicates the performance of the Manager, Capital Guardian and Barclays in managing substantially similar mutual funds or other accounts with investment objectives, policies, strategies, and risks similar to those of the Fund to which each is compared. The "composites" shown below are an aggregation of all accounts managed by Capital Guardian that have investment objectives, policies, strategies, and risks that are substantially similar to those of the Funds to which each is compared. The performance below is shown for the one-, three-, five- and ten-year periods (or since inception, if shorter) ending December 31, 2004 and does not represent the performance of the Funds. The composite performance data has been provided by Capital Guardian. The performance data for the corresponding funds is the historical performance of other investment companies managed by the Manager or Barclays.


The Capital Guardian U.S. Small Cap Equity Composite consists of tax-exempt portfolios with the investment objective to outperform the Russell 2000 Index (or another appropriate benchmark) over a full market cycle by investing primarily in stocks issued by U.S. companies with a market capitalization under $1.5 billion. The composite represents the total return of all U.S. Small Capitalization mandated portfolios managed on a discretionary basis by Capital Guardian.



The Capital Guardian Non-U.S. Equity Composite consists of tax-exempt portfolios with the investment objective to outperform the MSCI EAFE Index (or another appropriate benchmark) over a full market cycle by investing primarily in large-cap stocks in developed non-U.S. markets. The composite represents the total return of all Non-U.S. Equity mandated portfolios managed on a discretionary basis by Capital Guardian. As of December 31, 2004, 7.5% of the assets in the Capital Guardian Non-U.S. Equity Composite representative portfolio are invested in countries which are not included in the MSCI EAFE Index. Historically, the representative portfolio has invested between 7.4-15.0% in countries outside of the index at year-end periods. This composite consists primarily of accounts that are allowed to invest a portion of their assets in countries outside of the MSCI EAFE Index, such as emerging market countries and Canada.


The accounts that are included in the composites are not subject to the same types of expenses to which the Funds are subject, nor to the diversification requirements, specific tax restrictions and investment limitations imposed on the Funds by the 1940 Act or Subchapter M of the Internal Revenue Code. In fact, the expenses of the accounts included in the composites are lower than the Funds' expenses. Consequently, if the Funds had been included in the composites, or if the accounts included in the composite had been regulated as investment companies under the federal securities and tax laws, the composites' performance results would have been lower than what is shown below.

The corresponding funds shown below have lower expenses than the Fund to which each is compared. Accordingly, if the Manager or Barclays had managed the Funds during the same periods presented below, the Funds' returns would have been lower. The presentation of the investment results of the corresponding funds and composites is not intended to predict or suggest the returns that might be experienced by the Funds or an individual investor in the Funds. Investors should also be aware that the use of a methodology different from that used above to calculate performance could result in different performance data and that the methodology used above for the composites is not the SEC standard to calculate total return for mutual funds. As a result, the performance results for the composites may differ from the results calculated according to the SEC's method.

                                       Corresponding Fund or Composite
                                           Inception Date
                Fund                   Asset Size as of Dec. 31, 2004
        ------------------------------------------------------------------------

        Small Cap Equity Fund Capital Guardian U.S. Small Cap Equity Composite
                                         September 30, 1977
                                           $3,584,475,368

                                    Average Annual Total Returns
                                    ----------------------------
                                  (For periods ended Dec. 31, 2004)

                              One Year Three Years      Five Years     Ten Years
                              -------- -----------      ----------     ---------
                               8.43%      5.34%           0.11%         11.57%
        ------------------------------------------------------------------------

                                                           APPENDIX A continued


                                      Corresponding Fund or Composite
                                          Inception Date
             Fund                     Asset Size as of Dec. 31, 2004
   ----------------------------------------------------------------------------------

   International Equity Fund   Capital Guardian Non-U.S. Equity Composite
                                            December 31, 1978
                                             $70,866,439,557

                                      Average Annual Total Returns
                                      ----------------------------
                                    (For periods ended Dec. 31, 2004)

                             One Year Three Years      Five Years        Ten Years
                             -------- -----------      ----------        ---------
                              14.70%     9.91%           -2.21%           10.11%
   ----------------------------------------------------------------------------------

      S&P 500 Index Fund             S&P 500 Index Master Portfolio
                                              May 26, 1994
                                             $2,406,802,549

                                      Average Annual Total Returns
                                      ----------------------------
                                    (For periods ended Dec. 31, 2004)

                             One Year Three Years      Five Years     Since Inception
                             -------- -----------      ----------     ---------------
                              10.82%     3.55%           -2.36%           11.47%
   ----------------------------------------------------------------------------------

       Money Market Fund      Money Market Fund portfolio of the State Farm
                                         Variable Product Trust
                                           (January 29, 1998)
                                               $55,888,506

                                      Average Annual Total Returns
                                      ----------------------------
                                    (For periods ended Dec. 31, 2004)

                             One Year Three Years      Five Years     Since Inception
                             -------- -----------      ----------     ---------------
                              0.87%      0.94%           2.48%             3.17%
   ----------------------------------------------------------------------------------

APPENDIX A continued



The investment performance indicated in the following four tables shows the average annual total returns for the one-, three-, five- and ten-year periods (or since inception, if shorter) for each of the corresponding funds or composites indicated above, adjusted to reflect the expenses of the Funds, including sales charges where indicated, for the periods ended December 31, 2004. The performance disclosed below is not the performance of the Funds but rather the performance of the corresponding fund or composite adjusted to reflect charges and expenses of the Funds. Although each Fund has substantially similar investment objectives and policies and the same portfolio managers as the corresponding fund or composite, you should not assume that the Funds will have the same future performance as the corresponding fund or composite. For example, any Fund's future performance may be greater or less than the performance of the corresponding fund or composite due to, among other things, differences in expenses, asset sizes and cash flows between a Fund and the corresponding fund or composite. The performance figures quoted represent past performance and are not intended to indicate future performance. Investment returns and net asset value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

The following four tables show the average annualized total returns for the corresponding funds or composites for the one-, three-, five-and ten-year (or life of the corresponding fund or composite, if shorter) periods ended December 31, 2004. These figures are based on the actual gross investment performance of the corresponding funds or composites. From the gross investment performance figures, the maximum Total Fund Operating Expenses shown on p. 41 are deducted to arrive at the net return. The first table for each Class reflects a deduction for the maximum applicable sales charge, while the second table for each Class reflects no deduction for sales charge. Performance figures will be lower when sales charges are taken into effect.

           Assuming Class A Shares Total Fund Operating Expenses and the Maximum Initial Sales Charge Applicable to Class A Shares

Corresponding Fund or Composite (inception date) 1 Year 3 Years 5 Years 10 Years or Since
            (corresponds to . . . .)                                        Inception
-----------------------------------------------------------------------------------------
Capital Guardian U.S. Small Cap Equity Composite

            (Small Cap Equity Fund)              3.74%   2.75%  -2.01%        9.72%
-----------------------------------------------------------------------------------------
Capital Guardian Non-U.S. Equity Composite

          (International Equity Fund)            9.58%   6.92%  -4.71%        7.85%
-----------------------------------------------------------------------------------------
S&P 500 Index Master Portfolio (May 26, 1994)

              (S&P 500 Index Fund)               6.66%   1.64%  -3.80%       10.29%
-----------------------------------------------------------------------------------------
Money Market Fund portfolio of the State Farm
  Variable Product Trust (January 29, 1998)

              (Money Market Fund)                0.72%   0.77%   2.32%        3.00%
-----------------------------------------------------------------------------------------

                                                           APPENDIX A continued



Assuming Class A Shares Total Fund Operating Expenses and with No Initial Sales
                                    Charge

Corresponding Fund or Composite (inception date) 1 Year 3 Years 5 Years 10 Years or Since
            (corresponds to . . . .)                                        Inception
-----------------------------------------------------------------------------------------
Capital Guardian U.S. Small Cap Equity Composite

            (Small Cap Equity Fund)               6.99%  3.82%  -1.40%       10.06%
-----------------------------------------------------------------------------------------
Capital Guardian Non-U.S. Equity Composite

          (International Equity Fund)            13.02%  8.04%  -4.12%        8.18%
-----------------------------------------------------------------------------------------
S&P 500 Index Master Portfolio (May 26, 1994)

              (S&P 500 Index Fund)                9.98%  2.69%  -3.21%       10.63%
-----------------------------------------------------------------------------------------
Money Market Fund portfolio of the State Farm
  Variable Product Trust (January 29, 1998)

              (Money Market Fund)                 0.72%  0.77%   2.32%        3.00%
-----------------------------------------------------------------------------------------

Assuming Class B Shares Total Fund Operating Expenses and the Redemption at the
                       End of the Applicable Time Period

Corresponding Fund or Composite (inception date) 1 Year 3 Years 5 Years 10 Years or Since
            (corresponds to . . . .)                                        Inception
-----------------------------------------------------------------------------------------
Capital Guardian U.S. Small Cap Equity Composite

            (Small Cap Equity Fund)               3.59%  2.58%  -2.20%        9.66%
-----------------------------------------------------------------------------------------
Capital Guardian Non-U.S. Equity Composite

          (International Equity Fund)             9.62%  6.86%  -4.97%        7.76%
-----------------------------------------------------------------------------------------
S&P 500 Index Master Portfolio (May 26, 1994)

              (S&P 500 Index Fund)                6.58%  1.41%  -4.01%       10.23%
-----------------------------------------------------------------------------------------
Money Market Fund portfolio of the State
  Farm Variable Product Trust (January 29, 1998)

              (Money Market Fund)                -2.68%  0.11%   1.77%        2.49%
-----------------------------------------------------------------------------------------

Assuming Class B Shares Total Fund Operating Expenses and No Redemption at the
                       End of the Applicable Time Period

Corresponding Fund or Composite (inception date) 1 Year 3 Years 5 Years 10 Years or Since
            (corresponds to . . . .)                                        Inception
-----------------------------------------------------------------------------------------
 Capital Guardian Small Cap Equity Composite

            (Small Cap Equity Fund)               6.59%  3.41%  -1.80%        9.66%
-----------------------------------------------------------------------------------------
 Capital Guardian Non-U.S. Equity Composite

          (International Equity Fund)            12.62%  7.62%  -4.53%        7.76%
-----------------------------------------------------------------------------------------
 S&P 500 Index Master Portfolio (May 26, 1994)

             (S&P 500 Index Fund)                 9.58%  2.28%  -3.61%       10.23%
-----------------------------------------------------------------------------------------
 Money Market Fund portfolio of the State Farm
   Variable Product Trust (January 29, 1998)

              (Money Market Fund)                 0.32%  0.39%   1.93%        2.62%
-----------------------------------------------------------------------------------------

                                  APPENDIX B

                              --------------------
                              Equity Fund
                              --------------------
                              Small Cap Equity
                              Fund
                              --------------------
                              International Equity
                              Fund
                              --------------------
                              S&P 500 Index Fund
                              --------------------
                              Small Cap Index
                              Fund
                              --------------------
                              International Index
                              Fund
                              --------------------
                              Equity and Bond
                              Fund
                              --------------------
                              Bond Fund
                              --------------------
                              Tax Advantage Bond
                              Fund
                              --------------------
                              Money Market Fund
                              --------------------

Symbols      y - permitted    n - not permitted
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
Debt Securities                                    n   n   n   y   n   n   y   y   y   n
------------------------------------------------------------------------------------------
Asset-Backed Securities                            n   n   n   n   n   n   y   y   n   y
------------------------------------------------------------------------------------------
Collateralized Mortgage Obligations and
Multiclass Pass-Through Securities                 n   n   n   n   n   n   y   y   n   n
------------------------------------------------------------------------------------------
Corporate Asset-Backed Securities                  n   n   n   n   n   n   n   n   n   n
------------------------------------------------------------------------------------------
Mortgage Pass-Through Securities                   n   n   n   n   n   n   y   y   n   n
------------------------------------------------------------------------------------------
Stripped Mortgage-Backed Securities                n   n   n   n   n   n   n   n   n   n
------------------------------------------------------------------------------------------
Corporate Securities                               y   y   y   y   y   y   y   y   y   y
------------------------------------------------------------------------------------------
Loans and Other Direct Indebtedness                n   n   n   n   n   n   n   n   n   n
------------------------------------------------------------------------------------------
Lower Rated Bonds                                  n   n   n   n   n   n   y   y   y   n
------------------------------------------------------------------------------------------
Municipal Bonds                                    n   n   n   n   n   n   n   n   y   n
------------------------------------------------------------------------------------------
Speculative Bonds                                  n   n   n   n   n   n   y   y   y   n
------------------------------------------------------------------------------------------
U.S. Government Securities                         y   y   y   y   y   y   y   y   y   y
------------------------------------------------------------------------------------------
Variable and Floating Rate Obligations             n   n   n   y   y   y   n   n   y   n
------------------------------------------------------------------------------------------
Zero Coupon Bonds                                  n   n   n   n   n   n   y   y   y   n
------------------------------------------------------------------------------------------
Equity Securities                                  y   y   y   y   y   y   y   y   n   n
------------------------------------------------------------------------------------------
Foreign Securities Exposure                        y   y   y   n   n   y   y   n   n   n
------------------------------------------------------------------------------------------
Depositary Receipts                                y   y   y   n   n   y   y   n   n   n
------------------------------------------------------------------------------------------
Dollar-Denominated Foreign Money Market Securities y   y   y   y   y   y   y   y   y   y
------------------------------------------------------------------------------------------
Emerging Markets                                   n   n   y   n   n   y   n   n   n   n
------------------------------------------------------------------------------------------
Foreign Securities                                 y   y   y   n   n   y   y   n   n   n
------------------------------------------------------------------------------------------
Forward Contracts                                  y   y   y   n   n   y   y   n   n   n
------------------------------------------------------------------------------------------
Futures Contracts                                  n   n   n   y   y   y   y   y   y   n
------------------------------------------------------------------------------------------
Indexed Securities/Structured Products             n   n   n   n   n   n   n   n   n   n
------------------------------------------------------------------------------------------
Inverse Floating Rate Obligations                  n   n   n   n   n   n   n   n   y   n
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------

                              --------------------
                              Equity Fund
                              --------------------
                              Small Cap Equity
                              Fund
                              --------------------
                              International Equity
                              Fund
                              --------------------
                              S&P 500 Index Fund
                              --------------------
                              Small Cap Index
                              Fund
                              --------------------
                              International Index
                              Fund
                              --------------------
                              Equity and Bond
                              Fund
                              --------------------
                              Bond Fund
                              --------------------
                              Tax Advantage Bond
                              Fund
                              --------------------
                              Money Market Fund
                              --------------------

Symbols      y - permitted    n - not permitted
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
Investment in Other Investment Companies
---------------------------------------------------------------------------------------
  Open-End                                      y   y   y   y   y   y   y   y   y   y
---------------------------------------------------------------------------------------
  Closed-End                                    y   y   y   y   y   y   y   y   y   y
---------------------------------------------------------------------------------------
Lending of Portfolio Securities                 y   y   y   y   y   y   y   y   y   y
---------------------------------------------------------------------------------------
Leveraging Transactions                         y   y   y   y   y   y   y   y   y   y
---------------------------------------------------------------------------------------
Bank Borrowings                                 y   y   y   n   n   n   y   y   y   y
---------------------------------------------------------------------------------------
Mortgage "Dollar-Roll" Transactions             n   n   n   n   n   n   y   y   n   n
---------------------------------------------------------------------------------------
Reverse Repurchase Agreements                   y   y   y   y   y   y   y   y   y   y
---------------------------------------------------------------------------------------
Options                                         n   n   n   y   y   y   y   y   y   n
---------------------------------------------------------------------------------------
Options on Foreign Currencies                   n   n   n   n   n   n   n   n   n   n
---------------------------------------------------------------------------------------
Options on Futures Contracts                    n   n   n   y   y   y   y   y   y   n
---------------------------------------------------------------------------------------
Options on Securities                           n   n   n   n   n   n   n   n   n   n
---------------------------------------------------------------------------------------
Options on Stock Indices                        n   n   n   y   y   y   n   n   n   n
---------------------------------------------------------------------------------------
Reset Options                                   n   n   n   n   n   n   n   n   n   n
---------------------------------------------------------------------------------------
"Yield Curve" Options                           n   n   n   n   n   n   n   n   n   n
---------------------------------------------------------------------------------------
Repurchase Agreements                           y   y   y   y   y   y   y   y   y   y
---------------------------------------------------------------------------------------
Restricted Securities                           y   y   y   y   y   y   y   y   y   y
---------------------------------------------------------------------------------------
Short Sales                                     n   n   n   n   n   n   n   n   n   n
---------------------------------------------------------------------------------------
Short Sales Against the Box                     n   n   n   n   n   n   n   n   n   n
---------------------------------------------------------------------------------------
Short Term Instruments                          y   y   y   y   y   y   y   y   y   y
---------------------------------------------------------------------------------------
Swaps and Related Derivative Instruments        n   n   n   n   n   n   y   y   y   n
---------------------------------------------------------------------------------------
Temporary Borrowings                            y   y   y   n   n   n   y   y   y   y
---------------------------------------------------------------------------------------
Temporary Defensive Positions                   y   y   y   n   n   n   y   y   y   n
---------------------------------------------------------------------------------------
Warrants                                        n   y   y   y   y   y   y   y   n   n
---------------------------------------------------------------------------------------
"When-issued" Securities                        y   y   y   y   y   y   y   y   y   y
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------

                                         ADDITIONAL INFORMATION ABOUT THE FUNDS


You can obtain more information about the Trust's investments and performance in its annual and semiannual reports to shareowners. The Trust's annual report discusses the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year. You may also wish to read the Statement of Additional Information (SAI) for more information about the Funds. A current SAI has been filed with the SEC and is incorporated in this prospectus by reference.

You can obtain free copies of the Trust's semiannual and annual report and the SAI, request other information, and discuss your questions about the Funds by writing or calling:

                            State Farm Mutual Funds
                                P.O. Box 219548
                          Kansas City, MO 64121-9548
                                 800-447-4930

Public Information. You can review and copy information about the Trust and each Fund, including the SAI, at the Securities and Exchange Commission's Public Reference Room in Washington D.C. You may obtain information on the operation of the public reference room by calling the Commission at 1-202-942-8090. Reports and other information about the Trust and the Funds also are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. You may obtain copies of this information, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the Securities and Exchange Commission, Washington, D.C. 20549-0102.



INVESTMENT CO. ACT FILE NO. 811-10027

P.O. Box 219548                 U.S. POSTAGE
                                    PAID
Kansas City, MO 64121-9548      Chicago, IL
                              PERMIT No. 6065
FORWARDING SERVICE REQUESTED
                             PRESORTED STANDARD







                  State Farm Mutual Funds/TM/ are offered by:
                        State Farm VP Management Corp.
                             One State Farm Plaza
                       Bloomington, Illinois 61710-0001
                                1-800-447-4930


                            Not   .No Bank Guarantee
                           FDIC   .May Lose Value
                          Insured
             120-6345.9-CH

                                                                August 31, 2005


 LOGO


                                  STATE FARM

                               MUTUAL FUND TRUST
  PROSPECTUS

  Class R-1, R-2 and R-3 Shares

  State Farm Equity Fund
  State Farm Small Cap Equity Fund
  State Farm International Equity Fund
  State Farm S&P 500(R) Index Fund
  State Farm Small Cap Index Fund
  State Farm International Index Fund
  State Farm Equity and Bond Fund
  State Farm Bond Fund
  State Farm Money Market Fund
  State Farm LifePath(R) Income Fund
  State Farm LifePath 2010(R) Fund
  State Farm LifePath 2020(R) Fund
  State Farm LifePath 2030(R) Fund
  State Farm LifePath 2040(R) Fund

                         State Farm Mutual Fund Trust
                               Class R-1 Shares
                               Class R-2 Shares
                               Class R-3 Shares


  .   State Farm Equity Fund
  .   State Farm Small Cap Equity Fund
  .   State Farm International Equity Fund
  .   State Farm S&P 500(R) Index Fund
  .   State Farm Small Cap Index Fund
  .   State Farm International Index Fund
  .   State Farm Equity and Bond Fund
  .   State Farm Bond Fund
  .   State Farm Money Market Fund
  .   State Farm LifePath(R) Income Fund
  .   State Farm LifePath 2010(R) Fund
  .   State Farm LifePath 2020(R) Fund
  .   State Farm LifePath 2030(R) Fund
  .   State Farm LifePath 2040(R) Fund



    The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.


                          PROSPECTUS--AUGUST 31, 2005

TABLE OF CONTENTS

                                      Page

Funds at a Glance....................   1

 State Farm Equity Fund..............   1

 State Farm Small Cap Equity Fund....   4

 State Farm International Equity Fund   7

 State Farm S&P 500 Index Fund.......  10

 State Farm Small Cap Index Fund.....  13

 State Farm International Index Fund.  16

 State Farm Equity and Bond Fund.....  19

 State Farm Bond Fund................  22

 State Farm Money Market Fund........  25

 State Farm LifePath Funds...........  27

Expense Information..................  36

How the Funds Invest.................  40

                                             Page

Managing the Investments
  of the Funds..............................  52
Shareholder Information.....................  58

 Who Can Purchase Shares?...................  58

 Distribution and Shareholder Servicing Fees  59

 Calculating Net Asset Value................  59

 How to Buy, Exchange or Redeem Shares......  60

 Excessive Trading/Market Timing............  61

Dividends, Distributions and Taxes..........  63

Financial Highlights........................  64

Appendix A..................................  92

Additional Information
  About the Funds...........................  94

  This Prospectus provides information about State Farm Mutual Fund Trust (the "Trust"). The Trust has fifteen separate portfolios, fourteen of which are offered in this prospectus (the "Funds"). Each Fund is a separate investment portfolio with its own investment objective, investment policies, restrictions, and risks. State Farm Investment Management Corp. (the "Manager") is the investment adviser to each Fund. Each Fund offers six classes of shares: Class A, Class B, Institutional shares, Class R-1, Class R-2 and Class R-3. This Prospectus offers Class R-1, R-2 and R-3 shares of the Funds. Additional information concerning each of these Funds appears following Funds At A Glance.

FUNDS AT A GLANCE

This section discusses each Fund's investment objectives, strategies and risks. Each Fund summary also describes who should consider investing in the Fund in the "Investor Profile" section. Please refer to the detailed description of the Funds' policies in "How the Funds Invest" (beginning on p. 40) for those Funds you wish to purchase.

STATE FARM EQUITY FUND

 Investment Objective --

The State Farm Equity Fund (the "Equity Fund") seeks long-term growth of capital.


 Investment Sub-Adviser --



Capital Guardian Trust Company ("Capital Guardian").


 Principal Investment Strategies

How does this Fund pursue its investment objective?


The Equity Fund invests under normal circumstances at least 80% of its net assets plus any borrowings in common stocks and other equity securities of U.S. companies with market capitalizations of at least $1.5 billion. Capital Guardian chooses stocks for the Fund's portfolio for their long-term potential to generate capital gains.



In making investment decisions on specific securities, Capital Guardian looks for companies with one or more of the following characteristics:





 .  Below-market price-to-earnings



 .  Below-market price-to-book



 .  Above-market yield



Capital Guardian may sell securities the Fund holds for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.


The Fund may invest up to 25% of its assets in equity securities and depositary receipts of foreign companies.

 Investor Profile

Who should consider investing in the Equity Fund?

The Fund is not an appropriate investment for short-term investors seeking to follow a strategy of market timing. Neither is the Fund an appropriate investment for frequent trading. The Fund is for investors with long-term investment objectives similar to those expressed by the Fund. Please see the prospectus sections on purchasing and exchanging shares for trading restrictions.

You may want to invest in the Equity Fund if you:

.. can tolerate the price fluctuations and volatility that are inherent in investing in a broad based large cap stock mutual fund

..  want to diversify your investments

..  are seeking a growth investment as part of an asset allocation program

                                      or

..  are investing for retirement or other goals that are many years in the future

FUNDS AT A GLANCE continued



You may not want to invest in the Equity Fund if you:

..  are investing with a shorter investment time horizon in mind

..  are seeking income rather than capital appreciation

                                      or

.. are uncomfortable with an investment whose value is likely to vary substantially

                                     Risks

What are the main risks of investing in this Fund?

                                    [CHART]

                                  Equity Fund

.. Market Risk. The Fund invests mostly in common stocks, which represent an equity interest (ownership) in a business. Stock prices may fluctuate widely over short or even extended periods in response to company, market, or economic news. Stock markets also tend to move in cycles, with periods of rising stock prices and periods of falling stock prices.

.. Foreign Investing Risk. Investing in foreign securities involves higher trading and custody costs than investing in U.S. companies. Accounting, legal and reporting practices are different than in the U.S. and regulation is often less stringent. Potential political or economic instability presents risks, as does the fluctuation in currency exchange rates, as well as the possible imposition of exchange control regulation or currency restrictions that could prevent the conversion of local currencies into U.S. dollars.


.. Management Risk. Capital Guardian's assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance, even in a rising market.


An investment in the Equity Fund is not a deposit of any bank or other insured depository institution and is not insured or guaranteed by the FDIC or any other government agency. You can lose money by investing in the Fund.

 Performance

How has the Equity Fund performed?


The following bar chart and table illustrate certain risks of investing in the Fund/1/. The bar chart shows the Fund's total return for calendar years 2001-2004, during which time the Manager was primarily responsible for the management of the Fund, not Capital Guardian. Capital Guardian commenced serving as investment sub-adviser to the Fund on September 1, 2005. The information in the bar chart relates to Class A shares. Sales loads are not reflected in the bar chart, and if those charges were included, the return would be lower than indicated.


--------------
/1/The returns for the Equity Fund shown in the bar chart and the table are returns for Class A shares of the Equity Fund, a class of shares that is not offered in this prospectus. Returns of Class A shares are substantially similar to returns of Class R-1, R-2 and R-3 shares because the shares of each class are invested in the same portfolio of securities. The annual returns of Class A shares of the Equity Fund and the annual returns of Class R-1, R-2 and R-3 shares of the Equity Fund will differ only to the extent that the classes are subject to different sales loads and to different levels of expenses.

                                                    FUNDS AT A GLANCE continued



This information in the bar chart and the table below is intended to help you assess the variability of Fund returns over the periods listed (and consequently, the potential rewards and risks of a Fund investment). The Fund's past performance doesn't necessarily indicate how it will perform in the future.

                                    [CHART]

                         Total Return

 2001     2002     2003   2004
-------  -------  ------  -----
-14.47%  -18.75%  22.81%  7.80%

The Fund's best and worst quarters during the periods in the bar chart were:

  Best quarter: 11.64% during the 2nd quarter of 2003.

  Worst quarter: -14.92% during the 3rd quarter of 2002.

The following table shows the average annual total return on an investment in the Fund compared to a market index for the period 12/18/2000 (the effective date of the Trust's registration statement) to 12/31/2004 and for the 1-year period ended December 31, 2004:

                                          12/18/2000
                     Average Annual Total     to
                     Return--Equity Fund  12/31/2004 1-Year
                     -------------------- ---------- ------
                        Class A             -2.81%    4.53%
                        S&P 500 Index*      -0.55%   10.88%

*The S&P 500 Index tracks the common stock performance of large U.S. companies in the manufacturing, utilities, transportation and financial industries. In total, the S&P 500 is comprised of 500 common stocks. The S&P 500 Index represents an unmanaged group of stocks that differ from the composition of the Equity Fund. Unlike an investment in the Equity Fund, returns of the S&P 500 Index do not reflect expenses of investing.

FUNDS AT A GLANCE continued

STATE FARM SMALL CAP EQUITY FUND
 Investment Objective --

The State Farm Small Cap Equity Fund (the "Small Cap Equity Fund") seeks long-term growth of capital.

 Investment Sub-Adviser --

Capital Guardian Trust Company ("Capital Guardian").

 Principal Investment Strategies

How does this Fund pursue its investment objective?


The Small Cap Equity Fund invests primarily in equity securities of companies with relatively small market capitalizations located in the U.S. The companies in which Small Cap Equity Fund invests typically have market capitalizations in the same range as found in the Russell 2000 Small Stock Index.(R)* The Russell 2000(R) Index is a trademark/service mark, and Russell(TM) is a trademark, of the Frank Russell Company. The Small Cap Equity Fund is not sponsored, endorsed, sold or promoted by the Frank Russell Company, and the Frank Russell Company makes no representation regarding the advisability of investing in the Small Cap Index Fund. For more information regarding the Russell 2000 Small Stock Index, see the Trust's Statement of Additional Information. As of April 30, 2005, that market capitalization range was $28 million to $4.9 billion.


The Fund invests in securities that Capital Guardian thinks represent good long-term investment opportunities. Capital Guardian may sell securities when it believes they no longer represent good long-term value.

The Fund may invest up to 25% of its assets in equity securities and depositary receipts of foreign companies.

--------------

*The Russell 2000(R) Index is a trademark/service mark, and Russell(TM) is a trademark, of the Frank Russell Company. The Small Cap Equity Fund is not sponsored, endorsed, sold or promoted by the Frank Russell Company, and the Frank Russell Company makes no representation regarding the advisability of investing in the Small Cap Index Fund. For more information regarding the Russell 2000 Small Stock Index, see the Trust's Statement of Additional Information.


 Investor Profile

Who should consider investing in the Small Cap Equity Fund?

The Fund is not an appropriate investment for short-term investors seeking to follow a strategy of market timing. Neither is the Fund an appropriate investment for frequent trading. The Fund is for investors with long-term investment objectives similar to those expressed by the Fund. Please see the prospectus sections on purchasing and exchanging shares for trading restrictions.

You may want to invest in the Small Cap Equity Fund if you:

.. can tolerate the price fluctuations and volatility that are inherent in investing in a broad based small cap stock mutual fund

..  want to diversify your investments

.. are seeking a long-term growth investment as part of an asset allocation program

                                      or

..  are investing for retirement or other goals that are many years in the future

You may not want to invest in the Small Cap Equity Fund if you:

..  are investing with a shorter investment time horizon in mind

..  are seeking income rather than capital appreciation

                                      or

.. are uncomfortable with an investment whose value is likely to vary substantially

                                                    FUNDS AT A GLANCE continued



                                     Risks

What are the main risks of investing in this Fund?

                                    [CHART]

                              Small Cap Equity Fund

.. Market Risk. The Fund invests mostly in common stocks, which represent an equity interest (ownership) in a business. Stock prices may fluctuate widely over short or even extended periods in response to company, market, or economic news. Stock markets also tend to move in cycles, with periods of rising stock prices and periods of falling stock prices.

.. Smaller Company Size. The Fund invests a large portion of its assets in smaller capitalization companies. The securities of small capitalization companies are often more difficult to value or dispose of, more difficult to obtain information about, and more volatile than stocks of larger, more established companies. In addition, the markets for the Fund's investments may not be actively traded, which increases the risk that Capital Guardian may have difficulty selling securities the Fund holds.

.. Foreign Investing Risk. Investing in foreign securities involves higher trading and custody costs than investing in U.S. companies. Accounting, legal and reporting practices are different than in the U.S. and regulation is often less stringent. Potential political or economic instability presents risks, as does the fluctuation in currency exchange rates, as well as the possible imposition of exchange control regulation or currency restrictions that could prevent the conversion of local currencies into U.S. dollars.

.. Management Risk. Capital Guardian's assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance, even in a rising market.

An investment in the Small Cap Equity Fund is not a deposit of any bank or other insured depository institution and is not insured or guaranteed by the FDIC or any other government agency. You can lose money by investing in the Fund.

 Performance

How has the Small Cap Equity Fund performed?

The following bar chart and table illustrate certain risks of investing in the Fund/2/. The bar chart shows the Fund's total return for calendar years 2001-2004. The information in the bar chart relates to Class A shares. Sales loads are not reflected in the bar chart, and if those charges were included, the return would be lower than indicated.


--------------
/2/The returns for the Small Cap Equity Fund shown in the bar chart and the table are returns for Class A shares of the Small Cap Equity Fund, a class of shares that is not offered in this prospectus. Returns of Class A shares are substantially similar to returns of Class R-1, R-2 and R-3 shares because the shares of each class are invested in the same portfolio of securities. The annual returns of Class A shares of the Small Cap Equity Fund and the annual returns of Class R-1, R-2 and R-3 shares of the Small Cap Equity Fund will differ only to the extent that the classes are subject to different sales loads and to different levels of expenses.

FUNDS AT A GLANCE continued



This information in the bar chart and the table below is intended to help you assess the variability of Fund returns over the periods listed (and consequently, the potential rewards and risks of a Fund investment). The Fund's past performance doesn't necessarily indicate how it will perform in the future.

                                    [CHART]

                          Total Return

 2001     2002    2003   2004
------  -------  ------  -----
-2.14%  -26.15%  39.38%  6.20%

The Fund's best and worst quarters during the periods in the bar chart were:

  Best quarter: 25.93% during the 4th quarter of 2001.

  Worst quarter: -25.71% during the 3rd quarter of 2001.

The following table shows the average annual total return on an investment in the Fund compared to a market index for the period 12/18/2000 (the effective date of the Trust's registration statement) to 12/31/2004 and for the 1-year period ended December 31, 2004:

                    Average Annual Total   12/18/2000
                    Return--Small Cap          to
                    Equity Fund            12/31/2004 1-Year
                    ---------------------- ---------- ------
                    Class A                   1.47%    3.06%
                    Russell 2000(R) Index*   10.27%   18.33%

*The Russell 2000(R) Index tracks the common stock performance of the 2000 smallest U.S. companies in the Russell 3000(R) Index, which represents approximately 10% of the total capitalization of the Russell 3000 Index. Unlike an investment in the Small Cap Equity Fund, returns of the Russell 2000 Index do not reflect expenses of investing.

                                                    FUNDS AT A GLANCE continued

STATE FARM INTERNATIONAL EQUITY FUND

 Investment Objective --

The State Farm International Equity Fund (the "International Equity Fund") seeks long-term growth of capital.

 Investment Sub-Adviser --

Capital Guardian Trust Company ("Capital Guardian")

 Principal Investment Strategies

How does this Fund pursue its investment objective?


The International Equity Fund invests its assets primarily in common stocks of companies located in European countries (Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom), Australia, New Zealand, Hong Kong, Japan and Singapore. The Fund may also invest in companies located in other countries and in emerging markets. There is no restriction on the size of the companies in which the Fund invests.


The Fund invests in securities that Capital Guardian thinks represent good long-term investment opportunities. Capital Guardian may sell securities when it believes they no longer represent good long-term value.

 Investor Profile

Who should consider investing in the International Equity Fund?

The Fund is not an appropriate investment for short-term investors seeking to follow a strategy of market timing. Neither is the Fund an appropriate investment for frequent trading. The Fund is for investors with long-term investment objectives similar to those expressed by the Fund. Please see the prospectus sections on purchasing and exchanging shares for trading restrictions.

You may want to invest in the International Equity Fund if you:

.. can tolerate the price fluctuations and volatility that are inherent in investing in an international stock mutual fund

..  want to diversify your investments

.. are seeking a long-term growth investment as part of an asset allocation program

                                      or

..  are investing for retirement or other goals that are many years in the future

You may not want to invest in the International Equity Fund if you:

..  are investing with a shorter investment time horizon in mind

..  are seeking income rather than capital appreciation

..  are uncomfortable investing in companies that are not located in the United
   States

                                      or

.. are uncomfortable with an investment whose value is likely to vary substantially

FUNDS AT A GLANCE continued



                                     Risks

What are the main risks of investing in this Fund?

                                    [CHART]

                            International Equity Fund

.. Market Risk. The Fund invests mostly in common stocks, which represent an equity interest (ownership) in a business. Stock prices may fluctuate widely over short or even extended periods in response to company, market, or economic news. Stock markets also tend to move in cycles, with periods of rising stock prices and periods of falling stock prices.

.. Foreign Investing Risk. Investing in foreign securities involves higher trading and custody costs than investing in U.S. companies. Accounting, legal and reporting practices are different than in the U.S. and regulation is often less stringent. Potential political or economic instability presents risks, as does the fluctuation in currency exchange rates, as well as the possible imposition of exchange control regulation or currency restrictions that could prevent the conversion of local currencies into U.S. dollars. These risks are heightened for emerging or developing countries, which may experience substantial rates of inflation, may be adversely affected by barriers and may experience rapid depreciation in their currencies.

.. Management Risk. Capital Guardian's assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance, even in a rising market.

An investment in the International Equity Fund is not a deposit of any bank or other insured depository institution and is not insured or guaranteed by the FDIC or any other government agency. You can lose money by investing in the Fund.

 Performance

How has the International Equity Fund performed?

The following bar chart and table illustrate certain risks of investing in the Fund/3/. The bar chart shows the Fund's total return for calendar years 2001-2004. The information in the bar chart relates to Class A shares. Sales loads are not reflected in the bar chart, and if those charges were included, the return would be lower than indicated.


--------------
/3/The returns for the International Equity Fund shown in the bar chart and the table are returns for Class A shares of the International Equity Fund, a class of shares that is not offered in this prospectus. Returns of Class A shares are substantially similar to returns of Class R-1, R-2 and R-3 shares because the shares of each class are invested in the same portfolio of securities. The annual returns of Class A shares of the International Equity Fund and the annual returns of Class R-1, R-2 and R-3 shares of the International Equity Fund will differ only to the extent that the classes are subject to different sales loads and to different levels of expenses.

                                                    FUNDS AT A GLANCE continued



This information in the bar chart and the table below is intended to help you assess the variability of Fund returns over the periods listed (and consequently, the potential rewards and risks of a Fund investment). The Fund's past performance doesn't necessarily indicate how it will perform in the future.

                                    [CHART]

                                 Total Return

                       2001     2002     2003     2004
                      ------   ------   ------   ------
                     -19.35%  -17.17%   33.61%   12.34%



The Fund's best and worst quarters during the periods in the bar chart were:

  Best quarter: 17.88% during the 2nd quarter of 2003.

  Worst quarter: -20.86% during the 3rd quarter of 2002.

The following table shows the average annual total return on an investment in the Fund compared to a market index for the period 12/18/2000 (the effective date of the Trust's registration statement) to 12/31/2004 and for the 1-year period ended December 31, 2004:

                    Average Annual Total  12/18/2000
                    Return--International     to
                    Equity Fund           12/31/2004 1-Year
                    --------------------- ---------- ------
                     Class A                -0.55%    8.96%
                     EAFE(R) Free Index*     2.83%   20.25%

*The Morgan Stanley Capital International Europe, Australasia and Far East Free
 (EAFE(R) Free) Index currently measures the performance of stock markets of Europe, Australia, New Zealand, and the Far East and takes into account local market restrictions on share ownership by foreigners. The EAFE Free Index is meant to reflect actual opportunities for foreign investors in a local market. Unlike an investment in the International Equity Fund, returns of the EAFE Free Index do not reflect expenses of investing.

FUNDS AT A GLANCE continued

STATE FARM S&P 500 INDEX FUND

 Investment Objective --

The State Farm S&P 500 Index Fund (the "S&P 500 Index Fund") seeks to provide investment results that correspond to the total return of publicly traded common stocks in the aggregate, as represented by the Standard & Poor's 500 Stock Index (the "S&P 500(R) Index")*.

 Principal Investment Strategies

How does this Fund pursue its investment objectives?

The S&P 500 Index Fund invests all of its assets in a separate series of an unaffiliated mutual fund called Master Investment Portfolio (the "Master Fund"). That series, called the S&P 500 Index Master Portfolio, holds each of the stocks that make up the S&P 500 Index. The S&P 500 Index Master Portfolio and the S&P 500 Index Fund have substantially similar investment objectives. Barclays Global Fund Advisors ("Barclays") is the investment adviser to the S&P 500 Index Master Portfolio.

Barclays seeks to achieve investment performance that is similar to the S&P 500 Index (the Fund's target benchmark). The S&P 500 Index is a widely used measure of large U.S. company stock performance. S&P selects stocks for the S&P 500 Index based upon the following factors:

..  market value

.. industry group classification (so that the S&P 500 Index represents a broad range of industry segments within the U.S. economy)

..  trading activity, to ensure ample liquidity and efficient share pricing

.. fundamental analysis, to ensure that companies in the S&P 500 Index are stable

--------------

*"Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500" and
 "500" are trademarks of The McGraw-Hill Companies, Inc. that have been licensed for use by State Farm Mutual Fund Trust. The S&P 500 Index Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representations regarding the advisability of investing in the S&P 500 Index Fund. For more information regarding the S&P 500 Index, see the Trust's Statement of Additional Information.

The S&P 500 Index Master Portfolio pursues its investment objective by:

..  investing in all of the securities that make up the S&P 500 Index

.. investing in these securities in proportions that match the weightings of the S&P 500 Index

Under normal operating conditions, the S&P 500 Index Master Portfolio seeks to invest at least 90% of its total assets in stocks that are represented in the S&P 500 Index.

 Investor Profile

Who should consider investing in the S&P 500 Index Fund?

The Fund is not an appropriate investment for short-term investors seeking to follow a strategy of market timing. Neither is the Fund an appropriate investment for frequent trading. The Fund is for investors with long-term investment objectives similar to those expressed by the Fund. Please see the prospectus sections on purchasing and exchanging shares for trading restrictions.

You may want to invest in the S&P 500 Index Fund if you:

.. can tolerate the price fluctuations and volatility that are inherent in investing in a broad based stock mutual fund

..  want to invest in stocks, but with an indexing approach

..  want to diversify your investments

..  are seeking a growth investment as part of an asset allocation program

                                      or

..  are investing for retirement or other goals that are many years in the future

You may not want to invest in the S&P 500 Index Fund if you:

..  are investing with a shorter investment time horizon in mind

..  are seeking income rather than capital appreciation

                                      or

.. are uncomfortable with an investment whose value is likely to vary substantially

                                                    FUNDS AT A GLANCE continued



                                     Risks

The main risks of investing in the S&P 500 Index Fund are the same as the main risks of investing in S&P 500 Index Master Portfolio. What are the main risks of investing in the S&P 500 Index Master Portfolio?

                                    [CHART]

                               S&P 500 Index Fund

.. Market Risk. The S&P 500 Index Master Portfolio invests mostly in common stocks, which represent an equity interest (ownership) in a business. Stock prices may fluctuate widely over short or even extended periods in response to company, market, or economic news. Stock markets also tend to move in cycles, with periods of rising stock prices and periods of falling stock prices.

.. Indexing Risk. The S&P 500 Index Master Portfolio attempts to match the performance of the S&P 500 Index, but there is no guarantee that it will be able to do so. The degree to which the S&P 500 Index Master Portfolio fails to track the performance of the index is referred to as "tracking error," which Barclays expects to be less than 5% over time. The S&P 500 Index Master Portfolio tries to stay fully invested at all times in assets that will help it achieve its investment objective. Even when stock prices are falling, the S&P 500 Index Master Portfolio will stay fully invested and may decline more than its benchmark index. An index is not a mutual fund and you cannot invest in an index. The composition and weighting of securities in an index can, and often do, change.

.. Management Risk. Barclays' assessment of the relative weightings of the companies held in the S&P 500 Index Master Portfolio may prove incorrect, resulting in losses or poor performance, even in a rising market.

An investment in the S&P 500 Index Fund is not a deposit of any bank or other insured depository institution and is not insured or guaranteed by the FDIC or any other government agency. You can lose money by investing in the Fund.

 Performance

How has the S&P 500 Index Fund performed?

The following bar chart and table illustrate certain risks of investing in the Fund/4/. The bar chart shows the Fund's total return for calendar years 2001-2004. The information in the bar chart relates to Class A shares. Sales loads are not reflected in the bar chart, and if those charges were included, the return would be lower than indicated.

--------------
/4/The returns for the S&P 500 Index Fund shown in the bar chart and the table are returns for Class A shares of the S&P 500 Index Fund, a class of shares that is not offered in this prospectus. Returns of Class A shares are substantially similar to returns of Class R-1, R-2 and R-3 shares because the shares of each class are invested in the same portfolio of securities. The annual returns of Class A shares of the S&P 500 Index Fund and the annual returns of Class R-1, R-2 and R-3 shares of the S&P 500 Index Fund will differ only to the extent that the classes are subject to different sales loads and to different levels of expenses.

FUNDS AT A GLANCE continued



This information in the bar chart and the table below is intended to help you assess the variability of Fund returns over the periods listed (and consequently, the potential rewards and risks of a Fund investment). The Fund's past performance doesn't necessarily indicate how it will perform in the future.

                                    [CHART]

                         Total Return

 2001     2002     2003    2004
-------  -------  ------  ------
-12.75%  -22.60%  27.39%  10.06%

The Fund's best and worst quarters during the periods in the bar chart were:

  Best quarter: 15.24% during the 2nd quarter of 2003.

  Worst quarter: -17.36% during the 3rd quarter of 2002.

The following table shows the average annual total return on an investment in the Fund compared to a market index for the period 12/18/2000 (the effective date of the Trust's registration statement) to 12/31/2004 and for the 1-year period ended December 31, 2004:

                     Average Annual Total 12/18/2000
                     Return--S&P 500          to
                     Index Fund           12/31/2004 1-Year
                     -------------------- ---------- ------
                        Class A             -2.13%    6.77%
                        S&P 500 Index*      -0.55%   10.88%

*The S&P 500 Index tracks the common stock performance of large U.S. companies in the manufacturing, utilities, transportation and financial industries. In total, the S&P 500 is comprised of 500 common stocks. The S&P 500 Index represents an unmanaged group of stocks that differ from the composition of the S&P 500 Index Fund. Unlike an investment in the S&P 500 Index Fund, returns of the S&P 500 Index do not reflect expenses of investing.

                                                    FUNDS AT A GLANCE continued

STATE FARM SMALL CAP INDEX FUND

 Investment Objective --

The State Farm Small Cap Index Fund (the "Small Cap Index Fund") seeks to match as closely as practicable, before fees and expenses, the performance of the Russell 2000 Small Stock Index(R)* (the "Russell 2000 Index").


 Investment Sub-Adviser --



Northern Trust Investments, N.A. ("Northern Trust").


 Principal Investment Strategies

How does this Fund pursue its investment objectives?


Northern Trust seeks to achieve investment performance for the Small Cap Index Fund.


The Russell 2000 Index is an index of 2,000 small companies that is created by taking the largest 3,000 companies in the U.S. and eliminating the largest 1,000 of those companies.


The Small Cap Index Fund pursues its investment objective by investing in a representative sample of the securities contained in the Russell 2000 Index based upon replication and optimization modeling techniques.



Under normal operating conditions, the Small Cap Index Fund seeks to invest at least 80% of its total assets in the equity securities included in the Russell 2000 Index, in weights that approximate the relative composition of the securities contained in the index.



--------------

*The Russell 2000(R) Index is a trademark/service mark, and Russell(TM) is a trademark, of the Frank Russell Company. The Small Cap Index Fund is not sponsored, endorsed, sold or promoted by the Frank Russell Company, and the Frank Russell Company makes no representation regarding the advisability of investing in the Small Cap Index Fund. For more information regarding the Russell 2000 Index, see the Trust's Statement of Additional Information.

 Investor Profile

Who should consider investing in the Small Cap Index Fund?

The Fund is not an appropriate investment for short-term investors seeking to follow a strategy of market timing. Neither is the Fund an appropriate investment for frequent trading. The Fund is for investors with long-term investment objectives similar to those expressed by the Fund. Please see the prospectus sections on purchasing and exchanging shares for trading restrictions.

You may want to invest in the Small Cap Index Fund if you:

.. can tolerate the price fluctuations and volatility that are inherent in investing in a broad based small cap stock mutual fund

..  want to invest in stocks, but with an indexing approach

..  want to diversify your investments

..  are seeking a growth investment as part of an asset allocation program

                                      or

..  are investing for retirement or other goals that are many years in the future

You may not want to invest in the Small Cap Index Fund if you:

..  are investing with a shorter investment time horizon in mind

..  are seeking income rather than capital appreciation

                                      or

.. are uncomfortable with an investment whose value is likely to vary substantially

FUNDS AT A GLANCE continued


                                     Risks


What are the main risks of investing in the Small Cap Index Fund?


                                    [CHART]

                              Small Cap Index Fund


.. Market Risk. The Small Cap Index Fund invests mostly in common stocks, which represent an equity interest (ownership) in a business. Stock prices may fluctuate widely over short or even extended periods in response to company, market, or economic news. Stock markets also tend to move in cycles, with periods of rising stock prices and periods of falling stock prices.



.. Smaller Company Size. The Small Cap Index Fund invests a large portion of its assets in smaller capitalization companies. The securities of small capitalization companies are often more difficult to value or dispose of, more difficult to obtain information about, and more volatile than stocks of larger, more established companies. In addition, the markets for the Small Cap Index Fund's investments may not be actively traded, which increases the risk that Northern Trust may have difficulty selling securities the Russell 2000 Index Master Portfolio holds.



.. Indexing Risk. The Small Cap Index Fund attempts to match the performance of the Russell 2000 Index, but there is no guarantee that it will be able to do so. The degree to which the Small Cap Index Fund fails to track the performance of the index is referred to as "tracking error." Northern Trust expects that, over time and under normal circumstances, the quarterly performance of the Small Cap Index Fund, before expenses, will be within 95% of the performance of the Russell 2000 Index. The Small Cap Index Fund tries to stay fully invested at all times in assets that will help it achieve its investment objective. Even when stock prices are falling, the Small Cap
   Index Fund will stay fully invested and may decline more than its benchmark index. An index is not a mutual fund and you cannot invest in an index. The composition and weighting of securities in an index can, and often do, change.


An investment in the Small Cap Index Fund is not a deposit of any bank or other insured depository institution and is not insured or guaranteed by the FDIC or any other government agency. You can lose money by investing in the Fund.

 Performance

How has the Small Cap Index Fund performed?


The following bar chart and table illustrate certain risks of investing in the Fund/5/. The bar chart shows the Fund's total return for calendar years 2001-2004, during which time the Fund was a feeder fund that invested all of its assets into a series of Master Fund. Northern Trust commenced serving as investment adviser to the Fund on September 9, 2005. The information in the bar chart relates to Class A shares. Sales loads are not reflected in the bar chart, and if those charges were included, the return would be lower than indicated.


--------------
/5/The returns for the Small Cap Index Fund shown in the bar chart and the table are returns for Class A shares of the Small Cap Index Fund, a class of shares that is not offered in this prospectus. Returns of Class A shares are substantially similar to returns of Class R-1, R-2 and R-3 shares because the shares of each class are invested in the same portfolio of securities. The annual returns of Class A shares of the Small Cap Index Fund and the annual returns of Class R-1, R-2 and R-3 shares of the Small Cap Index Fund will differ only to the extent that the classes are subject to different sales loads and to different levels of expenses.

                                                    FUNDS AT A GLANCE continued



This information in the bar chart and the table below is intended to help you assess the variability of Fund returns over the periods listed (and consequently, the potential rewards and risks of a Fund investment). The Fund's past performance doesn't necessarily indicate how it will perform in the future.

                                    [CHART]

                          Total Return

2001     2002    2003    2004
-----  -------  ------  ------
1.42%  -21.06%  44.70%  17.40%

The Fund's best and worst quarters during the periods in the bar chart were:

  Best quarter: 22.74% during the 2nd quarter of 2003.

  Worst quarter: -21.50% during the 3rd quarter of 2002.

The following table shows the average annual total return on an investment in the Fund compared to a market index for the period 12/18/2000 (the effective date of the Trust's registration statement) to 12/31/2004 and for the 1-year period ended December 31, 2004:

                    Average Annual Total   12/18/2000
                    Return--Small Cap          to
                    Index Fund             12/31/2004 1-Year
                    ---------------------- ---------- ------
                    Class A                   8.24%   13.89%
                    Russell 2000(R) Index*   10.27%   18.33%

*The Russell 2000(R) Index tracks the common stock performance of the 2000 smallest U.S. companies in the Russell 3000(R) Index, which represents approximately 10% of the total capitalization of the Russell 3000 Index. Unlike an investment in the Small Cap Index Fund, returns of the Russell 2000 Index do not reflect expenses of investing.

FUNDS AT A GLANCE continued

STATE FARM INTERNATIONAL INDEX FUND

 Investment Objective --

The State Farm International Index Fund (the "International Index Fund") seeks to match as closely as practicable, before fees and expenses, the performance of an international portfolio of common stocks represented by the Morgan Stanley Capital International Europe, Australasia, and Far East Free Index ("EAFE(R) Free Index").*


 Investment Sub-Adviser --



Northern Trust Investments, N.A. ("Northern Trust").


 Principal Investment Strategies

How does this Fund pursue its investment objectives?


Northern Trust seeks to achieve investment performance for the International Index Fund that is similar to the EAFE Free Index.



The EAFE Free Index is a capitalization-weighted index that currently includes stocks of companies located in 16 European countries (Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom), Australia, New Zealand, Hong Kong, Japan and Singapore. The International Index Fund selects a representative sample of the securities contained in the EAFE Free Index based upon replication and optimization modeling techniques.



The International Index Fund attempts to remain as fully invested as practicable in a pool of stocks and other equity securities that are found in the EAFE Free Index in a manner that is expected to approximate the performance of the EAFE Free Index. Under normal operating conditions, the International Index Fund seeks to invest at least 80% of its total assets in the equity securities included in the EAFE Free Index, in weights that approximate the relative composition of the securities contained in the index.


 Investor Profile

Who should consider investing in the International Index Fund?

The Fund is not an appropriate investment for short-term investors seeking to follow a strategy of market timing. Neither is the Fund an appropriate investment for frequent trading. The Fund is for investors with long-term investment objectives similar to those expressed by the Fund. Please see the prospectus sections on purchasing and exchanging shares for trading restrictions.

You may want to invest in the International Index Fund if you:

.. can tolerate the price fluctuations and volatility that are inherent in investing in a broad based international stock mutual fund

..  want to invest in stocks, but with an indexing approach

..  want to diversify your investments

..  are seeking a growth investment as part of an asset allocation program

                                      or

..  are investing for retirement or other goals that are many years in the future

You may not want to invest in the International Index Fund if you:

..  are investing with a shorter investment time horizon in mind

..  are seeking income rather than capital appreciation

--------------
*The EAFE(R) Free Index is the exclusive property of Morgan Stanley Capital
 International Inc. ("MSCI"). Morgan Stanley Capital International is a service mark of MSCI and has been licensed for use by the State Farm Mutual Fund Trust (the "Trust"). EAFE(R) Free is a trade or service mark of MSCI and its affiliates and has been licensed for use for certain purposes by the Trust. The International Index Fund, based on the EAFE(R) Free Index, has not been passed on by MSCI as to its legality or suit-ability and is not issued, sponsored, endorsed, sold or promoted by MSCI. MSCI makes no warranties and bears no liability with respect to the International Index Fund. MSCI has no responsibility for, and does not participate in the management of, the International Index Fund's assets or the sale of the International Index Fund's shares. The Statement of Additional Information contains a more detailed description of the limited relationship MSCI has with the Trust and the International Index Fund.

                                                    FUNDS AT A GLANCE continued



..  are uncomfortable investing in companies that are not located in the United
   States

                                      or

.. are uncomfortable with an investment whose value is likely to vary substantially

                                     Risks


What are the main risks of investing in the International Index Fund?


                                    [CHART]

                            International Index Fund


.. Market Risk. The International Index Fund invests mostly in common stocks, which represent an equity interest (ownership) in a business. Stock prices may fluctuate widely over short or even extended periods in response to company, market, or economic news. Stock markets also tend to move in cycles, with periods of rising stock prices and periods of falling stock prices.


.. Foreign Investing Risk. Investing in foreign securities involves higher trading and custody costs than investing in U.S. companies. Accounting, legal and reporting practices are different than in the U.S. and regulation is often less stringent. Potential political or economic instability presents risks as does the fluctuation in currency exchange rates, as well as the possible imposition of exchange control regulation or currency restrictions that could prevent the conversion of local currencies into U.S. dollars. These risks are heightened for emerging or developing countries, which may experience substantial rates of inflation, may be adversely affected by barriers and may experience rapid depreciation in their currencies.


.. Indexing Risk. The International Index Fund attempts to match the performance of the EAFE Free Index, but there is no guarantee that it will be able to do so. The degree to which the International Index Fund fails to track the performance of the index is referred to as "tracking error." Northern Trust expects that over time and under normal circumstances that the quarterly performance of the International Index Fund, before expenses, will be within 95% of the performance of the EAFE Free Index. The International Index Fund tries to stay fully invested at all times in assets that will help it achieve its investment objective. Even when stock prices are falling, the International Index Fund will stay fully invested and may decline more than the Fund's benchmark index. An index is not a mutual fund and you cannot invest in an index. The composition and weighting of securities in an index can, and often do, change.


An investment in the International Index Fund is not a deposit of any bank or other insured depository institution and is not insured or guaranteed by the FDIC or any other government agency. You can lose money by investing in the Fund.

 Performance

How has the International Index Fund performed?


The following bar chart and table illustrate certain risks of investing in the Fund/6/. The bar chart shows the Fund's total return for calendar years 2001-2004, during which time the Fund was a feeder fund that invested all of its assets into a series of Master Fund. Northern Trust commenced serving as investment adviser to the Fund on September 9, 2005. The information in the bar chart relates to Class A shares. Sales loads are not reflected in the bar chart, and if those charges were included, the return would be lower than indicated.


--------------
/6/The returns for the International Index Fund shown in the bar chart and the table are returns for Class A shares of the International Index Fund, a class of shares that is not offered in this prospectus. Returns of Class A shares are substantially similar to returns of Class R-1, R-2 and R-3 shares because the shares of each class are invested in the same portfolio of securities. The annual returns of Class A shares of the International Index Fund and the annual returns of Class R-1, R-2 and R-3 shares of the International Index Fund will differ only to the extent that the classes are subject to different sales loads and to different levels of expenses.

FUNDS AT A GLANCE continued



This information in the bar chart and the table below is intended to help you assess the variability of Fund returns over the periods listed (and consequently, the potential rewards and risks of a Fund investment). The Fund's past performance doesn't necessarily indicate how it will perform in the future.

                                    [CHART]

                         Total Return

 2001     2002     2003    2004
-------  -------  ------  ------
-22.19%  -17.08%  36.95%  19.15%

The Fund's best and worst quarters during the periods in the bar chart were:

  Best quarter: 19.15% during the 2nd quarter of 2003.

  Worst quarter: -20.13% during the 3rd quarter of 2002.

The following table shows the average annual total return on an investment in the Fund compared to a market index for the period 12/18/2000 (the effective date of the Trust's registration statement) to 12/31/2004 and for the 1-year period ended December 31, 2004:

                    Average Annual Total  12/18/2000
                    Return--International     to
                    Index Fund            12/31/2004 1-Year
                    --------------------- ---------- ------
                     Class A                 0.90%   15.58%
                     EAFE(R) Free Index*     2.83%   20.25%

*The Morgan Stanley Capital International Europe, Australasia and Far East Free
 (EAFE(R) Free) Index currently measures the performance of stock markets of Europe, Australia, New Zealand, and the Far East and takes into account local market restrictions on share ownership by foreigners. The EAFE Free Index is meant to reflect actual opportunities for foreign investors in a local market. Unlike an investment in the International Index Fund, returns of the EAFE Free Index do not reflect expenses of investing.

                                                    FUNDS AT A GLANCE continued

STATE FARM EQUITY AND BOND FUND

 Investment Objective --

The State Farm Equity and Bond Fund (the "Equity and Bond Fund") seeks long-term growth of principal while providing some current income.

 Principal Investment Strategies

How does this Fund pursue its investment objective?

The Equity and Bond Fund invests all of its assets in shares of the State Farm Equity Fund and the State Farm Bond Fund. Generally, the Equity and Bond Fund attempts to maintain approximately 60% of its net assets in shares of the State Farm Equity Fund and approximately 40% of its net assets in shares of the State Farm Bond Fund. The Equity and Bond Fund never invests more than 75% of its net assets in either underlying Fund. Though the Equity and Bond Fund is not an asset allocation or market timing mutual fund, it does, from time to time, adjust the amount of its assets invested in each underlying Fund as economic, market and financial conditions warrant. Please refer to the descriptions of the investments of the State Farm Equity Fund and the State Farm Bond Fund for a discussion of the portfolio securities of these Funds and the risks associated with each.

 Investor Profile

Who should consider investing in the Equity and Bond Fund?

The Fund is not an appropriate investment for short-term investors seeking to follow a strategy of market timing. Neither is the Fund an appropriate investment for frequent trading. The Fund is for investors with long-term investment objectives similar to those expressed by the Fund. Please see the prospectus sections on purchasing and exchanging shares for trading restrictions.

You may want to invest in the Equity and Bond Fund if you are seeking:

..  long-term growth potential;

..  some current income;

                                      or

.. the convenience of a balanced portfolio of stocks and bonds in a single investment.

You may not want to invest in the Equity and Bond Fund if you:

..  have a short-term investment horizon

.. want the greater growth potential of an investment entirely in equity securities

                                      or

..  are unwilling to accept share price fluctuations

                                     Risks

                                    [CHART]

                              Equity and Bond Fund

What are the main risks of investing in this Fund?

.. In General. Because the Equity and Bond Fund invests all of its assets in the State Farm Equity Fund and the State Farm Bond Fund, the risks of investing in the Equity and Bond Fund are the same as investing in those underlying Funds.

..  Market Risk. The Fund invests all of its assets in the State Farm Equity
   Fund and the State Farm Bond Fund. The prices of shares of these underlying funds may fluctuate widely over short or even extended periods in response to company, market, or economic news. The markets in which the underlying funds invest also tend to move in cycles, with periods of rising prices and periods of falling prices.

.. Foreign Investing Risk. The underlying Funds permit investments in foreign securities. Investing in foreign securities involves higher trading and custody costs than investing in U.S. companies. Accounting, legal and reporting practices are different than in the U.S. and regulation is often less stringent. Potential political or economic instability presents risks, as does the fluctuation in currency exchange rates, as well as the possible imposition of exchange control regulation or currency restrictions that could prevent the conversion of local currencies into U.S. dollars.

FUNDS AT A GLANCE continued



.. Risk Associated with Investing in Bonds. The Equity and Bond Fund may invest up to 75% of its assets in the State Farm Bond Fund. An investment in the State Farm Bond Fund is subject to risks associated with investing in fixed income securities, such as bonds, which include:

 . Interest Rate Risk. The risk that the bonds that the State Farm Bond Fund holds may decline in market value due to an increase in interest rates. Another risk associated with interest rate changes is call risk. Call risk is the risk that during periods of falling interest rates, a bond issuer will "call" or repay a higher yielding bond before the maturity date of the bond. Under these circumstances, the State Farm Bond Fund may have to reinvest the proceeds in an investment that provides a lower yield than the called bond.

 . Income Risk. The risk that the income from the bonds the State Farm Bond Fund holds will decline due to falling interest rates.

 . Credit Risk. The risk that a bond issuer fails to make principal or interest payments when due to the State Farm Bond Fund, or that the credit quality of the issuer falls.

.. Management Risk. The Manager's assessment of investments and companies held in the underlying Funds may prove incorrect, resulting in losses or poor performance, even in a rising market.

An investment in the Equity and Bond Fund is not a deposit of any bank or other insured depository institution and is not insured or guaranteed by the FDIC or any other government agency. You can lose money by investing in the Fund.

 Performance

How has the Equity and Bond Fund performed?

The following bar chart and table illustrate certain risks of investing in the Fund/7/. The bar chart shows the Fund's total return for calendar years 2001-2004. The information in the bar chart relates to Class A shares. Sales loads are not reflected in the bar chart, and if those charges were included, the return would be lower than indicated.

This information in the bar chart and the table below is intended to help you assess the variability of Fund returns over the periods listed (and consequently, the potential rewards and risks of a Fund investment). The Fund's past performance doesn't necessarily indicate how it will perform in the future.

                                    [CHART]

                                 Total Return

                       2001      2002      2003      2004
                      ------    ------    ------    ------
                      -5.67%    -7.93%    14.70%     6.28%




--------------
/7/The returns for the Equity and Bond Fund shown in the bar chart and the table are returns for Class A shares of the Equity and Bond Fund, a class of shares that is not offered in this prospectus. Returns of Class A shares are substantially similar to returns of Class R-1, R-2 and R-3 shares because the shares of each class are invested in the same portfolio of securities. The annual returns of Class A shares of the Equity and Bond Fund and the annual returns of Class R-1, R-2 and R-3 shares of the Equity and Bond Fund will differ only to the extent that the classes are subject to different sales loads and to different levels of expenses.

                                                    FUNDS AT A GLANCE continued



The Fund's best and worst quarters during the years in the bar chart were:

  Best quarter: 7.82% during the 2nd quarter of 2003.

  Worst quarter: -7.57% during the 1st quarter of 2001.

The following table shows the average annual total return on an investment in the Fund compared to market indices for the period 12/18/2000 (the effective date of the Trust's registration statement) to 12/31/2004 and for the 1-year period ended December 31, 2004:

                Average Annual Total           12/18/2000
                Return--Equity and                 to
                Bond Fund                      12/31/2004 1-Year
                ------------------------------ ---------- ------
                Class A                           0.67%    3.12%
                S&P 500 Index*                   -0.55%   10.88%
                Lehman Brothers Aggregate Bond
                 Index**                          6.77%    4.34%
                Blended Benchmark***              2.72%    8.30%

* The S&P 500 Index tracks the common stock performance of large U.S. companies in the manufacturing, utilities, transportation and financial industries. In total, the S&P 500 is comprised of 500 common stocks. The S&P 500 Index represents an unmanaged group of stocks that differ from the composition of the Equity and Bond Fund. Unlike an investment in the Equity and Bond Fund, returns of the S&P 500 Index do not reflect expenses of investing.

 **The Lehman Brothers U.S. Aggregate Bond Index represents debt securities in the U.S. investment grade fixed rate taxable bond market, including government and corporate debt securities, mortgage pass-through debt securities and asset-backed debt securities with maturities greater than one year. The Lehman Brothers U.S. Aggregate Bond Index represents an unmanaged group of debt securities that differ from the composition of the Equity and Bond Fund. Unlike an investment in the Equity and Bond Fund, returns of the Lehman Brothers U.S. Aggregate Bond Index do not reflect expenses of investing. Moreover, returns of the Lehman Brothers U.S. Aggregate Bond Index do not reflect any deductions for taxes.

***The Manager computes the Blended Benchmark using 60% S&P 500 Index and 40%
   Lehman Brothers Aggregate Bond Index. Unlike an investment in the Equity and Bond Fund, returns of the Blended Benchmark do not reflect expenses of investing.

FUNDS AT A GLANCE continued

STATE FARM BOND FUND

 Investment Objective --

The State Farm Bond Fund (the "Bond Fund") seeks to realize over a period of years the highest yield consistent with investing in investment grade bonds.

 Principal Investment Strategies

How does this Fund pursue its investment objective?

The Bond Fund invests primarily in investment grade bonds issued by U.S. companies, U.S. government and agency obligations, and mortgage backed securities. Under normal circumstances, the Bond Fund invests at least 80% of its net assets plus any borrowings in investment grade bonds or in bonds that are not rated, but that the Manager has determined to be of comparable quality. A bond is investment grade if Moody's Investors Service, Inc. ("Moody's") or S&P have rated the bond in one of their respective four highest rating categories. Non-investment grade bonds are commonly referred to as "junk bonds." The Bond Fund may invest in the following instruments:

.. Corporate debt securities: investment grade securities issued by domestic and foreign corporations and to a limited extent (up to 20% of its assets), in lower rated securities;

..  U.S. government debt securities: securities issued or guaranteed by the U.S.
   Government or its agencies or instrumentalities;

.. Foreign government debt securities: investment grade securities issued or guaranteed by a foreign government or its agencies or instrumentalities, payable in U.S. dollars;

.. Asset backed and mortgage backed securities: investment grade securities backed by mortgages, consumer loans and other assets; or

.. Other issuer debt securities: the Fund may invest up to 20% of its assets in debt securities and preferred stocks that are convertible into common stocks as well as nonconvertible preferred stocks or securities.

 Investor Profile

Who should consider investing in the Bond Fund?

The Fund is not an appropriate investment for short-term investors seeking to follow a strategy of market timing. Neither is the Fund an appropriate investment for frequent trading. The Fund is for investors with long-term investment objectives similar to those expressed by the Fund. Please see the prospectus sections on purchasing and exchanging shares for trading restrictions.

You may want to invest in the Bond Fund if you:

.. are seeking higher potential returns than money market funds and are willing to accept the price volatility of bonds with longer maturities

..  want to diversify your investments

..  are seeking an income mutual fund for an asset allocation program

                                      or

..  are retired or nearing retirement

You may not want to invest in the Bond Fund if you:

..  are investing for maximum return over a long time horizon

..  want the greater growth potential of an investment in equity securities

                                      or

..  require stability of your principal

                                     Risks

What are the main risks of investing in this Fund?

.. Risks Associated with Investing in Bonds. The Fund invests primarily in investment grade bonds. An investment

                                    [CHART]

                                    Bond Fund

                                                    FUNDS AT A GLANCE continued


 in the Fund is subject to risks associated with investing in bonds, which include:

 . Interest Rate Risk. The risks that the bonds the Fund holds may decline in value due to an increase in interest rates. Another risk associated with interest rate changes is call risk. Call risk is the risk that during periods of falling interest rates, a bond issuer will "call" or repay a higher yielding bond before the maturity date of the bond. Under these circumstances, the Fund may have to reinvest the proceeds in an investment that provides a lower yield than the called bond.

 . Prepayment Risk. The risk that homeowners or consumers may repay mortgage or consumer loans, which may affect the yield of mortgage- or asset-backed securities that are backed by such loans.

 . Credit Risk. The risk that a bond issuer fails to make principal or interest payments when due to the Fund, or that the credit quality of the issuer falls. The Fund's investments in securities issued by U.S. Government-sponsored entities, such as the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association, are not funded by Congressional appropriations and are neither guaranteed nor insured by the U.S. Government. Furthermore, no assurances can be given that the U.S. Government would provide financial support to its agencies or instrumentalities where it is not obligated to do so.

.. Management Risk. The Manager's assessment of the bonds held in the Fund may prove incorrect, resulting in losses of our poor performance, even in a rising market.

.. Liquidity Risk. The Manager may have difficulty selling securities the Fund holds at the time it would like to sell, and at the value the Fund has placed on those securities.

An investment in the Bond Fund is not a deposit in any bank or other insured depository institution and is not insured or guaranteed by the FDIC or any other government agency. You can lose money by investing in the Fund.

 Performance

How has the Bond Fund performed?

The following bar chart and table illustrate certain risks of investing in the Fund/8/. The bar chart shows the Fund's total return for years 2001-2004. The information in the bar chart relates to Class A shares. Sales loads are not reflected in the bar chart, and if those charges were included, the return would be lower than indicated.


--------------
/8/The returns for the Bond Fund shown in the bar chart and the table are returns for Class A shares of the Bond Fund, a class of shares that is not offered in this prospectus. Returns of Class A shares are substantially similar to returns of Class R-1, R-2 and R-3 shares because the shares of each class are invested in the same portfolio of securities. The annual returns of Class A shares of the Bond Fund and the annual returns of Class R-1, R-2 and R-3 shares of the Bond Fund will differ only to the extent that the classes are subject to different sales loads and to different levels of expenses.

FUNDS AT A GLANCE continued



This information in the bar chart and the table below is intended to help you assess the variability of Fund returns over the periods listed (and consequently, the potential rewards and risks of a Fund investment). The Fund's past performance doesn't necessarily indicate how it will perform in the future.

                                    [CHART]

                          Total Return

2001   2002   2003   2004
-----  -----  -----  -----
7.42%  9.02%  3.16%  3.86%


The Fund's best and worst quarters during the periods in the bar chart were:

  Best quarter: 4.74% during the 3rd quarter of 2002.

  Worst quarter: -2.88% during the 2nd quarter of 2004.

The following table shows the average annual total return on an investment in the Fund compared to a market index for the period 12/18/2000 (the effective date of the Trust's registration statement) to 12/31/2004 and for the 1-year period ended December 31, 2004:

                                               12/18/2000
                Average Annual Total               to
                Returns--Bond Fund             12/31/2004 1-Year
                ------------------------------ ---------- ------
                Class A                           5.05%    0.74%
                Lehman Brothers Aggregate Bond
                 Index*                           6.77%    4.34%

*The Lehman Brothers U.S. Aggregate Bond Index represents debt securities in the U.S. investment grade fixed rate taxable bond market, including government and corporate debt securities, mortgage pass-through debt securities and asset-backed debt securities with maturities greater than one year. The Lehman Brothers U.S. Aggregate Bond Index represents an unmanaged group of debt securities that differ from the composition of the Bond Fund. Unlike an investment in the Bond Fund, returns of the Lehman Brothers U.S. Aggregate Bond Index do not reflect expenses of investing. Moreover, returns of the Lehman Brothers U.S. Aggregate Bond Index do not reflect any deductions for taxes.

                                                    FUNDS AT A GLANCE continued

STATE FARM MONEY MARKET FUND

 Investment Objective --

The State Farm Money Market Fund (the "Money Market Fund") seeks to maximize current income to the extent consistent with the preservation of capital and maintenance of liquidity.

 Principal Investment Strategies

How does this Fund pursue its investment objective?

Unlike the other Funds, the Money Market Fund seeks to maintain a stable net asset value of $1.00 per share. The Fund invests exclusively in short-term, U.S. dollar-denominated money market securities, including those issued by U.S. and foreign financial institutions, corporate issuers, the U.S. Government and its agencies and instrumentalities, municipalities, foreign governments, and multi-national organizations, such as the World Bank.

 Investor Profile

Who should consider investing in the Money Market Fund?

You may want to invest in the Money Market Fund if you:

..  require stability of principal

..  are seeking an investment for the cash portion of an asset allocation program

.. are looking for an investment with a lower degree of risk during uncertain economic times or periods of stock market volatility

                                      or

..  consider yourself a saver rather than an investor

You may not want to invest in the Money Market Fund if you:

..  are seeking an investment that is likely to significantly outpace inflation

..  are investing for retirement or other longer term goals

                                      or

..  are investing for growth or maximum current income

                                     Risks

What are the main risks of investing in the Money Market Fund?

                                    [CHART]

                                Money Market Fund

Because of the types of securities that the Money Market Fund invests in and their short-term nature, the level of risk associated with the Money Market Fund is lower than most other types of mutual funds. However, an investment in the Fund involves the following risks:

.. Interest Rate Risk. As with any investment whose yield reflects current interest rates, the Fund's yield will change over time. The value of the securities the Fund holds may decline in value due to an increase in interest rates.

.. Income Risk. The risk that the income from the securities the Fund holds will decline in value due to falling interest rates.

.. Credit Risk. The risk that an issuer, or a party to a repurchase agreement that the Fund has entered into, defaults on its obligations. The Fund's investments in securities issued by U.S. Government-sponsored entities, such as the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association, are not funded by Congressional appropriations and are neither guaranteed nor insured by the U.S. Government. Furthermore, no assurances can be given that the U.S. Government would provide financial support to its agencies or instrumentalities where it is not obligated to do so.

.. Inflation Risk. The risk that the value of the assets or income from an investment will be worth less in the future as inflation decreases the value of money.

.. Management Risk. The Manager's assessment of investments held in the Fund may prove incorrect, resulting in losses or poor performance, even in a rising market.

FUNDS AT A GLANCE continued



An investment in the Money Market Fund is not a deposit of any bank or other insured depository institution and is not insured or guaranteed by the FDIC or any other government agency. Although the Money Market Fund seeks to preserve the value of your investment by maintaining a stable net asset value of $1.00 per share, the Fund may not succeed and you may still lose money by investing in the Fund.

 Performance

How has the Money Market Fund performed?

The following bar chart and table illustrate certain risks of investing in the Fund/10/. The bar chart shows the Fund's total return for calendar years 2001-2004. The table shows the Fund's average annual total return, before taxes, for the periods listed. The information in the bar chart relates to Class A shares.



--------------
/10/The returns for the Money Market Fund shown in the bar chart and the table are returns for Class A shares of the Money Market Fund, a class of shares that is not offered in this prospectus. Returns of Class A shares are substantially similar to returns of Class R-1, R-2 and R-3 shares because the shares of each class are invested in the same portfolio of securities. The annual returns of Class A shares of the Money Market Fund and the annual returns of Class R-1, R-2 and R-3 shares of the Money Market Fund will differ only to the extent that the classes are subject to different sales loads and to different levels of expenses.

This information in the bar chart and the table below is intended to help you assess the variability of Fund returns over the periods listed (and consequently, the potential rewards and risks of a Fund investment). The Fund's past performance doesn't necessarily indicate how it will perform in the future.

                                    [CHART]

                          Total Return

2001   2002   2003   2004
-----  -----  -----  -----
3.62%  1.14%  0.54%  0.76%


The Fund's best and worst quarters during the periods in the bar chart were:

  Best quarter: 1.33% during the 1st quarter of 2001.

  Worst quarter: -0.11% during the 3rd quarter of 2003.

The following table shows the average annual total return on an investment in the Fund for the period 12/18/2000 (the effective date of the Trust's registration statement) to 12/31/2004 and for the 1-year period ended December 31, 2004:

                     Average Annual Total 12/18/2000
                     Return--Money            to
                     Market Fund          12/31/2004 1-Year
                     -------------------- ---------- ------
                           Class A           1.54%    0.76%

The Money Market Fund's current seven-day yield on December 31, 2004 was 1.57% for Class A shares.

                                                    FUNDS AT A GLANCE continued

STATE FARM LIFEPATH(R) FUNDS


..  STATE FARM LIFEPATH(R) INCOME FUND
..  STATE FARM LIFEPATH 2010(R) FUND
..  STATE FARM LIFEPATH 2020(R) FUND
..  STATE FARM LIFEPATH 2030(R) FUND
..  STATE FARM LIFEPATH 2040(R) FUND

The State Farm LifePath(R)/1/ Funds (together referred to as the "LifePath Funds") offer investors comprehensive asset allocation investment strategies tailored to the time when they expect to begin withdrawing assets. Asset allocation is the distribution of investments among broad types of asset classes: stock, bonds and money market instruments. Each LifePath Fund indirectly invests in a combination of stocks, bonds and short-term money market funds in proportions suggested by its own comprehensive investment strategy that gradually becomes more conservative as the year in the LifePath Fund's name approaches, except for the State Farm LifePath Income Fund that is already in its most conservative phase.

Each LifePath Fund invests all of its assets in a separate Master Portfolio of the Master Fund that has a substantially identical investment objective as the LifePath Fund. Each Master Portfolio, in turn, invests in a combination of stock, bond and money market funds (the "Underlying Funds"). For simplicity's sake, all discussion of investment objectives, strategies and risks of a particular LifePath Fund refers also to the objectives, strategies and risks of its corresponding Master Portfolio, unless otherwise indicated. A detailed description of the relationship of the LifePath Funds to their Master Portfolios appears on page 51.

 Investment Objectives --


Each LifePath Fund seeks to maximize assets for retirement or other purposes, consistent with the quantitatively measured risk that investors on average may be willing to accept given their investment time horizon. As a general rule, investors with a longer time horizon have a greater tolerance for risk than investors with a shorter time horizon. Long-term investors are more likely to accept a greater risk of short-term loss for the opportunity of achieving greater long-term gains. Each LifePath Fund has its own time horizon that affects the acceptable risk level of the LifePath Fund and, in turn, its asset allocation.

--------------
/1/LifePath(R) Funds, LifePath Income(R), LifePath 2010(R), LifePath 2020(R),
   LifePath 2030(R), and LifePath 2040(R) are registered trademarks of Barclays Global Investors, N.A. ("BGI").

Specifically:

 . State Farm LifePath Income Fund is managed for investors seeking income and moderate long-term growth of capital.

 . State Farm LifePath 2010 Fund is managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2010.

 . State Farm LifePath 2020 Fund is managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2020.

 . State Farm LifePath 2030 Fund is managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2030.

 . State Farm LifePath 2040 Fund is managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2040.

The Trust's Board of Trustees may change each LifePath Fund's investment objective without shareholder approval. A LifePath Fund will provide shareholders with at least 60 days prior notice of any change in an investment objective.

 Principal Investment Strategies


How do the LifePath Funds pursue their investment objectives?

Principal Investment Strategies Common to All LifePath Funds

The LifePath Funds pursue a common strategy of allocating and reallocating among the Underlying Funds. The LifePath Funds with longer time horizons invest a greater portion of their assets in Underlying Funds that invest in stocks, which provide a greater opportunity for capital appreciation over the long-term. The LifePath Funds with shorter time horizons

FUNDS AT A GLANCE continued


invest a greater portion of their assets in Underlying Funds that invest in bonds and money market instruments, which typically offer reduced risk and price volatility. The LifePath Funds with shorter time horizons, accordingly, have lower expected returns than the LifePath Funds with longer time horizons.

The Underlying Funds include exchange-traded funds (ETFs), which are investment companies that trade on an exchange like shares of common stock. The ETFs are each based on an index that is composed of a group of securities chosen to represent an entire stock or bond market, or a major market segment. The ETFs attempt to reproduce the return of their respective underlying indexes by holding some or all of the securities included in those indexes. An underlying index may include securities that meet objective criteria, such as foreign, industry sector or company size. Including a security in an index only means that it has satisfied the selection criteria. It implies no expectation about performance.

Asset Allocation Decisions. In determining the allocation of assets to the Underlying Funds, Barclays, the Master Portfolios' investment adviser, uses an investment model that focuses on selecting a mix of investments by measuring their risk level and expected returns. The investment model is based on a proprietary set of criteria that analyzes extensive financial and economic data (such as market interest rates and inflation data), as well as risk correlation and expected return statistics of the world's equity and bond markets. Barclays then allocates the LifePath Funds' assets among the various Underlying Funds. The investment model adjusts each LifePath Fund's risk level by gradually shifting assets from more risky investments, such as Underlying Funds that invest in stocks, to more conservative investments, like Underlying Funds that invest in bonds and money market instruments as the year in the LifePath Fund's name approaches, except for the LifePath Income Fund, which is already in its most conservative phase. As the stated time horizon of a State Farm LifePath Fund approaches, the allocation will become less risky and have lower expected returns.

This strategy stems from the belief that asset allocation decisions -- for example, choosing between stocks and bonds --matter more to overall investment performance than the selection of a particular stock or bond.

Risk Tolerance

Two general rules of investing have shaped the strategies of the LifePath Funds:

 . Higher investment returns usually go hand-in-hand with higher risk. Put another way, the greater an investment's potential return, the greater its potential loss. Historically, for example, stocks have outperformed bonds, but the worst year for stocks on record was much worse than the worst year for bonds.

 . The longer the investors' time horizons, the greater their risk tolerance; their investments have more time to recover from losses.

After a Fund Reaches Its Time Horizon. By the time a LifePath Fund reaches the decade identified by its name, it has reached its most conservative phase in terms of building capital (the LifePath Income Fund has already entered this phase). This does not mean, however, that the LifePath Income Fund invests exclusively in the underlying money market fund. Rather, because Barclays believes that most investors are still willing to take some risks in pursuing returns even while drawing on their investments, a portion of the LifePath Income Fund's assets will continue to be allocated to the underlying stock and bond funds, in addition to the underlying money market fund.

Principal Investment Strategies for Each LifePath Fund

 . State Farm LifePath Income Fund is designed for investors seeking income and moderate long-term growth of capital. As of December 31, 2004, the State Farm LifePath Income Fund intends to hold about 35% of its assets in the underlying stock funds, 64% of its assets in the underlying bond funds and the rest of its assets in the underlying money market fund.


 . State Farm LifePath 2010 Fund is designed for investors expecting to begin withdrawing assets around the year 2010. As of December 31, 2004, the LifePath 2010 Fund intends to hold about 48% of its assets in the underlying stock funds, 52% of its assets in the underlying bond funds and the rest of its assets in the underlying money market fund. As the stated time horizon approaches, the allocation will become less risky and have lower expected returns.

                                                    FUNDS AT A GLANCE continued



 . State Farm LifePath 2020 Fund is designed for investors expecting to begin withdrawing assets around the year 2020. As of December 31, 2004, the State Farm LifePath 2020 Fund intends to hold about 66% of its assets in the underlying stock funds, 34% of its assets in the underlying bond funds and the rest of its assets in the underlying money market fund. As the stated time horizon approaches, the allocation will become less risky and have lower expected returns.

 . State Farm LifePath 2030 Fund is designed for investors expecting to begin withdrawing assets around the year 2030. As of December 31, 2004, the State Farm LifePath 2030 Fund intends to hold about 79% of its assets in the underlying stock funds, 21% of its assets in the underlying bond funds and the rest of its assets in the underlying money market fund. As the stated time horizon approaches, the allocation will become less risky and have lower expected returns.

 . State Farm LifePath 2040 Fund is designed for investors expecting to begin withdrawing assets around the year 2040. As of December 31, 2004, the State Farm LifePath 2040 Fund intends to hold about 90% of its assets in the underlying stock funds, 10% of its assets in the underlying bond funds and the rest of its assets in the underlying money market fund. As the stated time horizon approaches, the allocation will become less risky and have lower expected returns.

 Investor Profile

Who should consider investing in the LifePath Funds?

The LifePath Funds are not appropriate investments for short-term investors seeking to follow a strategy of market timing. Moreover, the LifePath Funds are not appropriate investments for frequent trading. The LifePath Funds are for investors with long-term investment objectives similar to those expressed by the Funds. Please see the prospectus sections on purchasing and exchanging shares for trading restrictions.

You may want to invest in the LifePath Funds if you are seeking:

..  long-term growth potential;

..  some current income;

                                      or

.. the convenience of a balanced portfolio of stocks, bonds and money market instruments in a single investment.

You may not want to invest in the LifePath Funds if you:

.. want the greater growth potential of an investment entirely in equity securities;

                                      or

..  are unwilling to accept share price fluctuations.

Which LifePath Fund should I consider?

In making your investment decision, you should keep in mind:

.. Each LifePath Fund's investment strategy derives from the risk tolerance of average investors with a particular time horizon.

.. The LifePath Fund's time horizon is based on the year in its name, except for the State Farm LifePath Income Fund that is designed for investors with short-term time horizons.

If you are willing to assume greater risk in exchange for the possibility of higher returns, you might direct some or all of your assets to a LifePath Fund with a longer time horizon. If you desire a more conservative investment and are willing to forego some potential returns, you might direct some or all of your assets to a LifePath Fund with a shorter time horizon.


                                  [FLOW CHART]

                                      Risks

                            LifePath Income Fund
                             LifePath 2010 Fund
                             LifePath 2020 Fund
                             LifePath 2030 Fund
                             LifePath 2040 Fund

FUNDS AT A GLANCE continued



What are the main risks of investing in the LifePath Funds?

Each LifePath Fund has a different level of risk and the amount of risk is reflected in its name. The LifePath Funds with shorter time horizons (State Farm LifePath Income Fund and State Farm LifePath 2010 Fund, for instance) will tend to be less risky and have lower expected returns than the LifePath Funds with longer time horizons (e.g., State Farm LifePath 2030 Fund and State Farm LifePath 2040 Fund).

Each LifePath Fund, through its investment in the Underlying Funds, is subject to certain of the Risk Factors described below. Depending on the LifePath Fund's time horizon, it presents these Risk Factors to varying degrees. For example, to the extent that a LifePath Fund emphasizes investment in Underlying Funds that invest in stocks, such as the LifePath 2040 Fund, it presents a higher degree of Stock Investment Risk. Conversely, to the extent that a LifePath Fund emphasizes investment in Underlying Funds that invest in bonds, such as the LifePath Income Fund, it presents a higher degree of Bond Investment Risk. As with any investment, your investment in the LifePath Funds could lose money or the Funds' performance could trail that of alternative investments.

.. Stock Investment Risk
The risks of stock investing include both short-term and prolonged price declines. Stocks held by an Underlying Fund may underperform fixed income investments and stock market indices, segments and sectors. Mid- to small-cap stocks tend to present greater risks than large-cap stocks because they are generally more volatile and can be less liquid.

.. Security Selection Risk
Because the Underlying Funds that are ETFs do not select individual companies in the index on which the ETF is based, those Underlying Funds may hold stocks in companies that present risks that an investment adviser researching individual stocks might seek to avoid.

.. Bond Investment Risk
The risks of fixed income investing include short-term and prolonged price declines; however, such price declines in the bond market have historically been less severe than stock declines.

Credit Risk. Credit risk is the risk that the borrower that issued a bond may not repay principal or interest when due. U.S. Treasury bonds have minimal credit risk because they are backed by the U.S. Government's full faith and credit. Certain securities issued by U.S. Government-sponsored entities, such as the Federal National Mortgage Association, Federal Home Loan Mortgage Corporation and the Federal Home Loan Banks are not guaranteed by the U.S. Government. Additionally, corporate bonds are subject to greater credit risk then U.S. Government bonds and high yield bonds are subject to greater credit risk than higher quality bonds.

Interest Rate Risk. Interest rate risk is the risk that bond prices will decline over short or even long periods due to rising market interest rates. All bonds, including those issued by the U.S. Government and its agencies, are subject to interest rate risk. Their prices tend to move in the opposite direction from market interest rate movements. When interest rates go up, bond prices tend to fall; when rates fall, prices tend to rise. Bonds with longer maturities are affected more by interest rate movements than bonds with shorter maturities, bonds with interest rate reset provisions, notes or money market instruments. Mortgage-backed securities represent interests in or instruments backed by a pool of loans secured by mortgages. Mortgage-backed securities are also subject to prepayment risk and extension risk. The ability of an issuer of such a security to repay principal prior to a security's maturity or extend repayment longer than anticipated can cause duration changes and greater price volatility in response to interest rate changes.

High Yield Securities Risk. Bonds that are in low or below investment-grade rating categories, or are unrated at the time of purchase (sometimes referred to as "junk bonds" or high yield securities) have a greater risk of default and are more volatile than higher-rated securities of similar maturity. The value of these securities is affected by overall economic conditions, interest rates, and the creditworthiness of the individual issuers. Additionally, these lower-rated or unrated bonds may be less liquid and more difficult to value than higher-rated securities.

.. Concentration Risk
If an underlying index of an Underlying Fund concentrates in a particular industry or group of industries, that Underlying Fund may be adversely affected by the performance of those

                                                    FUNDS AT A GLANCE continued


securities and be subject to price volatility. In addition, an Underlying Fund that concentrates in a single industry or group of industries may be more susceptible to any single economic, market, political or regulatory occurrence.

.. Foreign Investment Risks
Investments in foreign securities are subject to certain risks, including potentially less liquidity and greater price volatility than securities traded in the U.S. markets. These risks are related to adverse political, regulatory, market or economic developments, and the general risk that foreign markets can and often do perform differently than U.S. markets. Foreign companies may be subject to significantly higher levels of taxation, thereby reducing their earnings potential, and amounts realized on the sale foreign securities may be subject to high levels of foreign taxation.

Investment in foreign securities may be made directly or through investments in American Depositary Receipts (ADRs) and other similar investments. ADRs are receipts for shares of foreign stocks held on deposit in U.S. banks or banks of major European countries. The receipts trade on the U.S. or local European stock markets as would normal stocks, entitling their owners to the dividends and capital gains earned by the real shares stored in bank vaults. Direct investment in foreign securities involves exposure to additional risks, including those related to fluctuations in foreign currency exchange rates, withholding and other taxes, trade settlement, custodial, and other operational risks, and the less stringent investor protection and disclosure standards of some foreign markets. ADRs reduce some of the risks of foreign investing, because a large, liquid market generally exists and U.S. trading and settlement practices reduce currency, custodial and other operational risks. Similar investments (European and Global Depository Receipts) are receipts for stock deposited in foreign bank and trust companies, trade across foreign and domestic markets, and can involve different or greater risks than ADRs.

.. Emerging Markets Risk
Some foreign markets are considered to be emerging market countries. Investment in these countries subjects a LifePath Fund to a greater risk of loss than investments in a developed country. This is due to, among other things, greater market volatility, lower trading volume, political and economic instability, greater risk of market shut down and more governmental limitations on foreign investment policy than those typically found in a developed market. Emerging market securities are securities: (1) issued by companies with their principal place of business or principal office in an "emerging market" country; (2) issued by companies for which the principal securities trading market is an emerging market country; or (3) issued by companies, regardless of where their securities are traded, that derive at least 50% of their revenue or profits from goods produced or sold, investments made, or services performed in emerging market countries or that have at least 50% of their assets in emerging market countries.

.. Market Trading Risks
The Underlying Funds that are ETFs are subject to certain additional risks because they are listed and traded on securities exchanges. There can be no assurance that an active trading market for these particular ETFs will develop or be maintained. Trading in ETFs may be halted because of market conditions or for reasons that, in the view of the listing exchange, make trading in ETFs inadvisable. In addition, trading in ETFs is subject to trading halts caused by extraordinary market volatility pursuant to "circuit breaker" rules. There can be no assurance that the requirements necessary to maintain the listing of ETFs will continue to be met or will remain unchanged. An ETF may trade at, above or below its net asset value ("NAV") per share. The NAV of an ETF will fluctuate with changes in the market value of its holdings. The trading price of an ETF will generally fluctuate in accordance with changes in its NAV, as well as market supply and demand.

.. Model Risk
Although the investment model used to manage the LifePath Funds' assets has been developed and refined over many years, neither the LifePath Funds nor Barclays can offer any assurance that the recommended allocation will either maximize returns or minimize risks. Nor can the LifePath Funds or Barclays offer assurance that a recommended allocation will be the appropriate allocation in all circumstances for every investor with a particular time horizon.

.. Real Estate Investment Risk
Investment in the real estate sector is subject to many of the same risks associated with the direct ownership of real estate, such as adverse changes in national, state or local real estate conditions (resulting from, for example oversupply of or reduced demand for space and changes in market rental rates);

FUNDS AT A GLANCE continued


obsolescence of properties; changes in the availability, cost and terms of mortgage funds; and the impact of tax, environmental, and other laws.

.. Tracking Error Risk
For those Underlying Funds that seek to track an index, factors such as the fees and expenses of an Underlying Fund, imperfect correlation between an Underlying Fund and the index that it tracks, rounding of prices and changes to an index and regulatory policies, may affect Barclays' ability to achieve close correlation with an index. Therefore, the return of an Underlying Fund that seeks to track an index may deviate from that of the index.

.. Derivative Risk
A derivative is a financial contract whose value, or return, depends on, or is derived from, the value of an underlying asset such as a security or index. Index futures contracts are considered derivatives because they derive their value from the prices of the indexes. Index futures contracts are standardized agreements between two parties that commit one party to sell and the other to buy a stipulated quantity of a market index at a set price on or before a given date in the future. The seller never actually delivers "shares" of the index or shares of all the stocks in the index. Instead, the buyer and the seller settle the difference between the contract price and the market price in cash on the agreed upon date, the buyer paying the difference if the actual price is lower than the contract price and the seller paying the difference if the actual price is higher. Compared to conventional securities, derivatives can be more sensitive to changes in market interest rates or to sudden fluctuations in market prices.

The State Farm LifePath Funds are not bank deposits or obligations of the Manager, State Farm Bank, F.S.B., Barclays or BGI the parent corporation of Barclays. They are not guaranteed or endorsed by the Federal Deposit Insurance Corporation or any other government agency. Although the Barclays Global Investors Funds ("BGIF") Institutional Money Market Fund, one of the Underlying Funds, seeks to preserve the value of the Master Portfolios' investment in such Underlying Fund at $1.00 per share, it is possible that a Master Portfolio may lose money by investing in this Underlying Fund.

Differences Among Funds

The State Farm LifePath Income and the State Farm LifePath 2010 Funds are currently subject to the highest levels of Bond Investment Risk of all of the Funds. The State Farm LifePath 2020 Fund is currently subject to a significant level of Bond Investment Risk, but less than the State Farm LifePath Income and State Farm LifePath 2010 Funds. The State Farm LifePath 2030 and the State Farm LifePath 2040 Funds currently have the lowest levels of Bond Investment Risk, although they are not free of such risk altogether.

The State Farm LifePath 2040, LifePath 2030 and the LifePath 2020 Funds, in descending order, are subject to the highest levels of Stock Investment Risk and Foreign Investment Risk. The State Farm LifePath 2010 Fund also currently has a significant level of Stock Investment Risk and Foreign Investment Risk, but less than the State Farm LifePath 2040, LifePath 2030 and the LifePath 2020 Funds. The State Farm LifePath Income Fund currently has the lowest level of Stock Investment Risk and Foreign Investment Risk, although it is not free of such risks altogether.

All of the Funds are subject to Model Risk, to the risks described in this prospectus and to the additional risks described in the Funds' Statement of Additional Information (SAI).

 Performance

How have the LifePath Funds performed?

The following bar charts and tables illustrate certain risks of investing in the LifePath Funds. The bar charts shows each Fund's total return for calendar year 2004./11/

The tables compare each LifePath Fund's average annual total return (before and after taxes) for the periods listed to market indices. The after-tax returns in the tables are intended to show the impact of assumed federal income taxes on an investment in the Funds.

--------------
/11/The returns for the LifePath Funds shown in the bar charts and the tables below are returns for Class A shares of those Funds, a class of shares that is not offered in this prospectus. Returns of Class A shares are substantially similar to returns of Class R-1, R-2 and R-3 shares because the shares of each class are invested in the same portfolio of securities. The annual returns of Class A shares of each LifePath Fund and the annual returns of Class R-1, R-2 and R-3 shares of each LifePath Fund will differ only to the extent that the classes are subject to different sales loads and to different levels of expenses.

                                                    FUNDS AT A GLANCE continued



This information in the bar chart and the table below is intended to help you assess the variability of Fund returns over the periods listed (and consequently, the potential rewards and risks of a Fund investment). A Fund's past performance (before and after taxes) doesn't necessarily indicate how it will perform in the future.

LifePath Income Fund

                                    [CHART]

                                  Total Return

                                      2004
                                     ------
                                      5.87%

The Fund's best and worst quarters during the year in the bar chart were:

  Best quarter: 4.44% during the 4th quarter of 2004.

  Worst quarter: -1.50% during the 2nd quarter of 2004.

The following table shows the average annual total return on an investment in the Fund compared to market indices for the period May 9, 2003 (the date the Fund commenced investment operations) to 12/31/2004 and for the 1-year period ended December 31, 2004:

               Average Annual Total            5/09/2003
               Return--LifePath                    to
               Income Fund                     12/31/2004 1-Year
               ------------------------------- ---------- ------
               Class A                            6.60%    2.74%
               Russell 3000 Index*               22.08%   11.95%
               EAFE(R) Free Index*               34.16%   20.25%
               Citigroup 3 Month Treasury Bill
                Index*                            1.20%    1.24%
               Lehman Brothers U.S. Aggregate
                Bond Index*                       3.30%    4.34%
               S&P 500 Index*                    19.22%   10.88%

*See footnotes for the LifePath 2040 Fund for descriptions of the indices.

LifePath 2010 Fund


                                    [CHART]

                                  Total Return

                                      2004
                                     ------
                                      6.98%


The Fund's best and worst quarters during the year in the bar chart were:

  Best quarter: 5.75% during the 4th quarter of 2004.

  Worst quarter: -1.05% during the 2nd quarter of 2004.

The following table shows the average annual total return on an investment in the Fund compared to market indices for the period May 9, 2003 (the date the Fund commenced investment operations) to 12/31/2004 and for the 1-year period ended December 31, 2004:

               Average Annual Total            5/09/2003
               Return--LifePath                    to
               2010 Fund                       12/31/2004 1-Year
               ------------------------------- ---------- ------
               Class A                            9.04%    3.73%
               Russell 3000 Index*               22.08%   11.95%
               EAFE(R) Free Index*               34.16%   20.25%
               Citigroup 3 Month Treasury Bill
                Index*                            1.20%    1.24%
               Lehman Brothers U.S. Aggregate
                Bond Index*                       3.30%    4.34%
               S&P 500 Index*                    19.22%   10.88%

*See footnotes for the LifePath 2040 Fund for descriptions of the indices.

FUNDS AT A GLANCE continued



LifePath 2020 Fund

                                    [CHART]

                                  Total Return

                                      2004
                                     ------
                                      8.78%


The Fund's best and worst quarters during the year in the bar chart were:

  Best quarter: 7.66% during the 4th quarter of 2004.

  Worst quarter: -0.68% during the 3rd quarter of 2004.

The following table shows the average annual total return on an investment in the Fund compared to market indices for the period May 9, 2003 (the date the Fund commenced investment operations) to 12/31/2004 and for the 1-year period ended December 31, 2004:

               Average Annual Total            5/09/2003
               Return--LifePath                    to
               2020 Fund                       12/31/2004 1-Year
               ------------------------------- ---------- ------
               Class A                           12.26%    5.49%
               Russell 3000 Index*               22.08%   11.95%
               EAFE(R) Free Index*               34.16%   20.25%
               Citigroup 3 Month Treasury Bill
                Index*                            1.20%    1.24%
               Lehman Brothers U.S. Aggregate
                Bond Index*                       3.30%    4.34%
               S&P 500 Index*                    19.22%   10.88%

*See footnotes for the LifePath 2040 Fund for descriptions of the indices.

LifePath 2030 Fund

                                    [CHART]

                                  Total Return

                                      2004
                                     ------
                                     10.32%


The Fund's best and worst quarters during the year in the bar chart were:

  Best quarter: 9.03% during the 4th quarter of 2004.

  Worst quarter: -1.40% during the 3rd quarter of 2004.

The following table shows the average annual total return on an investment in the Fund compared to market indices for the period May 9, 2003 (the date the Fund commenced investment operations) to 12/31/2004 and for the 1-year period ended December 31, 2004:

               Average Annual Total            5/09/2003
               Return--LifePath                    to
               2030 Fund                       12/31/2004 1-Year
               ------------------------------- ---------- ------
               Class A                           14.63%    7.06%
               Russell 3000 Index*               20.28%   11.95%
               EAFE(R) Free Index*               34.16%   20.25%
               Citigroup 3 Month Treasury Bill
                Index*                            1.20%    1.24%
               Lehman Brothers U.S. Aggregate
                Bond Index*                       3.30%    4.34%
               S&P 500 Index*                    19.22%   10.88%

*See footnotes for the LifePath 2040 Fund for descriptions of the indices.

                                                    FUNDS AT A GLANCE continued



LifePath 2040 Fund

                                    [CHART]

                                  Total Return

                                      2004
                                     ------
                                     10.86%


The Fund's best and worst quarters during the year in the bar chart were:

  Best quarter: 10.14% during the 4th quarter of 2004.

  Worst quarter: -1.93% during the 3rd quarter of 2004.

The following table shows the average annual total return on an investment in the Fund compared to market indices for the period May 9, 2003 (the date the Fund commenced investment operations) to 12/31/2004 and for the 1-year period ended December 31, 2004:

               Average Annual Total            5/09/2003
               Return--LifePath                    to
               2040 Fund                       12/31/2004 1-Year
               ------------------------------- ---------- ------
               Class A                           16.70%    7.58%
               Russell 3000 Index*               22.08%   11.95%
               EAFE(R) FREE Index**              34.16%   20.25%
               Citigroup 3 Month Treasury Bill
                Index***                          1.20%    1.24%
               Lehman Brothers U.S. Aggregate
                Bond Index****                    3.30%    4.34%
               S&P 500 Index*****                19.22%   10.88%

* The Russell 3000(R) Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

** The Morgan Stanley Capital International Europe, Australasia and Far East Free (EAFE(R) Free) Index currently measures the performance of stock markets of Europe, Australia, New Zealand, and the Far East and takes into account local market restrictions on share ownership by foreigners. The EAFE Free Index is meant to reflect actual opportunities for foreign investors in a local market.

*** The Citigroup Salomon 3 Month Treasury Bill Index is an average of the last
    3-month Treasury bill issues (excluding the current month-end bill).

****The Lehman Brothers U.S. Aggregate Bond Index represents debt securities in the U.S. investment grade fixed rate taxable bond market, including government and corporate debt securities, mortgage pass-through debt securities and asset-backed debt securities with maturities greater than one year.

*****The S&P 500(R) Index tracks the common stock performance of large U.S.
     companies in the manufacturing, utilities, transportation, and financial industries. In total, the S&P 500 is comprised of 500 common stocks.

The indexes represent unmanaged groups of securities that differ from the composition of the LifePath Funds. Unlike an investment in the LifePath Funds, a theoretical investment in any of the Indexes does not reflect any expenses. It is not possible to invest directly in an index.

EXPENSE INFORMATION

The following tables describe the fees and expenses you would pay if you buy and hold shares of the Funds.

                       Shareholder Transaction Expenses
                   (fees paid directly from your investment)


                                                            Class R-1 Class R-2 Class R-3
----------------------------------------------------------- --------- --------- ---------
Maximum sales charge (load) imposed on purchases              None      None      None
Maximum deferred sales charge (load)                          None      None      None
Maximum sales charge (load) imposed on reinvested dividends   None      None      None
Redemption Fee                                                None      None      None
Exchange Fee                                                  None      None      None
Maximum Account Fee                                           None      None      None
-----------------------------------------------------------------------------------------

                                                  EXPENSE INFORMATION continued


 Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

                                     Equity Fund                   Small Cap Equity Fund
--------------------------- ---------------------------------- ------------------------------------
                            Class R-1   Class R-2   Class R-3  Class R-1    Class R-2   Class R-3
--------------------------- ----------- ----------- ---------- ------------ ----------- -----------
Management fees               0.60%       0.60%       0.60%      0.80%        0.80%       0.80%
Distribution (12b-1) fees     0.50%       0.30%       0.00%      0.50%        0.30%       0.00%
Other Expenses                0.41%       0.41%       0.41%      0.50%        0.50%       0.50%
Total Annual Fund Operating
  Expenses/(1)/               1.51%       1.31%       1.01%      1.80%        1.60%       1.30%

                              International Equity Fund           S&P 500 Index Fund/(2)/
--------------------------- ---------------------------------- ------------------------------------
                            Class R-1   Class R-2   Class R-3  Class R-1    Class R-2   Class R-3
--------------------------- ----------- ----------- ---------- ------------ ----------- -----------
Management fees               0.80%       0.80%       0.80%      0.20%        0.20%       0.20%
Distribution (12b-1) fees     0.50%       0.30%       0.00%      0.50%        0.30%       0.00%
Other Expenses                0.74%       0.74%       0.74%      0.42%        0.42%       0.42%
Total Annual Fund Operating
  Expenses/(1)/               2.04%       1.84%       1.54%      1.12%        0.92%       0.62%

                              Small Cap Index Fund/(2)/        International Index Fund/(2)/
--------------------------- ---------------------------------- ------------------------------------
                            Class R-1   Class R-2   Class R-3  Class R-1    Class R-2   Class R-3
--------------------------- ----------- ----------- ---------- ------------ ----------- -----------
Management fees               0.35%       0.35%       0.35%      0.50%        0.50%       0.50%
Distribution (12b-1) fees     0.50%       0.30%       0.00%      0.50%        0.30%       0.00%
Other Expenses                0.46%       0.46%       0.46%      0.56%        0.56%       0.55%
Total Annual Fund Operating
  Expenses/(1)/               1.31%       1.11%       0.81%      1.56%        1.36%       1.05%

                              Equity and Bond Fund/(3)/                  Bond Fund
--------------------------- ---------------------------------- ------------------------------------
                            Class R-1   Class R-2   Class R-3  Class R-1    Class R-2   Class R-3
--------------------------- ----------- ----------- ---------- ------------ ----------- -----------
Management fees               0.40%       0.40%       0.40%      0.10%        0.10%       0.10%
Distribution (12b-1) fees     0.50%       0.30%       0.00%      0.50%        0.30%       0.00%
Other Expenses                0.50%       0.50%       0.50%      0.40%        0.40%       0.40%
Total Annual Fund Operating
  Expenses/(1)/               1.40%       1.20%       0.90%      1.00%        0.80%       0.50%

                                  Money Market Fund            State Farm LifePath Income Fund/(2)/
--------------------------- ---------------------------------- ------------------------------------
                            Class R-1   Class R-2   Class R-3  Class R-1    Class R-2   Class R-3
--------------------------- ----------- ----------- ---------- ------------ ----------- -----------
Management fees               0.10%       0.10%       0.10%      1.04%        1.04%       1.04%
Distribution (12b-1) fees     0.40%       0.20%       0.00%      0.50%        0.30%       0.00%
Other Expenses                0.48%       0.48%       0.48%      0.41%        0.40%       0.40%
Total Annual Fund Operating
  Expenses/(1)/               0.98%       0.78%       0.58%      1.95%        1.74%       1.44%

                            State Farm LifePath 2010 Fund/(2)/ State Farm LifePath 2020 Fund/(2)/
--------------------------- ---------------------------------- ------------------------------------
                            Class R-1   Class R-2   Class R-3  Class R-1    Class R-2   Class R-3
--------------------------- ----------- ----------- ---------- ------------ ----------- -----------
Management fees               1.04%       1.04%       1.04%      1.04%        1.04%       1.04%
Distribution (12b-1) fees     0.50%       0.30%       0.00%      0.50%        0.30%       0.00%
Other Expenses                0.40%       0.40%       0.40%      0.42%        0.41%       0.41%
Total Annual Fund Operating
  Expenses                    1.94%       1.74%       1.44%      1.96%        1.75%       1.45%

EXPENSE INFORMATION continued



                            State Farm LifePath 2030 Fund/(2)/ State Farm LifePath 2040 Fund/(2)/
--------------------------- ---------------------------------- ----------------------------------
                            Class R-1   Class R-2   Class R-3  Class R-1   Class R-2   Class R-3
--------------------------- ----------- ----------- ---------- ----------- ----------- ----------
Management fees               1.04%       1.04%       1.04%      1.03%       1.03%       1.03%
Distribution (12b-1) fees     0.50%       0.30%       0.00%      0.50%       0.30%       0.00%
Other Expenses                0.45%       0.44%       0.44%      0.50%       0.49%       0.49%
Total Annual Fund Operating
  Expenses/(1)/               1.99%       1.78%       1.48%      2.03%       1.82%       1.52%

--------------------------------------------------------------------------------

/(1)/The Manager has agreed to reimburse each Fund for any expenses incurred by the Fund, other than management fees, administrative fees charged by the Master Portfolios, distribution (12b-1) fees, and shareholder services fees, that exceed the following percentage of the Fund's average daily net assets:

                                    Expense Reimbursement                                          Expense Reimbursement
               Fund                       Threshold                           Fund                       Threshold
----------------------------------  ---------------------      ----------------------------------  ---------------------
Equity Fund........................           0.10%            Money Market Fund..................         0.10%
Small Cap Equity Fund..............           0.10%            LifePath Income Fund...............         0.10%
International Equity Fund..........           0.20%            LifePath 2010 Fund.................         0.10%
S&P 500 Index Fund.................           0.10%            LifePath 2020 Fund.................         0.10%
Small Cap Index Fund...............           0.10%            LifePath 2030 Fund.................         0.10%
International Index Fund...........           0.15%            LifePath 2040 Fund.................         0.10%
Equity and Bond Fund...............          See/(3)/
Bond Fund..........................           0.10%

  With respect to the LifePath Funds, Barclays has voluntarily agreed to waive management fees at the Master Portfolio level in an amount equal to the management fees, if any, charged to the Underlying Funds.

  Assuming that the Manager and Barclays continue to waive management fees as described above and assuming that the management fees, administrative fees charged by the Master Portfolios, distribution (12b-1) fees and shareholder services fees do not change from the amounts listed in the above fee table, the expenses deducted from Fund assets will not exceed the following amounts:

                            Aggregate Expenses after                               Aggregate Expenses after
Fund                          Expense Reimbursement                 Fund             Expense Reimbursement
------------------------- -----------------------------      ------------------- -----------------------------
                          Class R-1 Class R-2 Class R-3                          Class R-1 Class R-2 Class R-3
------------------------- --------- --------- ---------      ------------------- --------- --------- ---------
Equity Fund..............   1.52%     1.32%     1.02%        State Farm LifePath
                                                               Income Fund......   1.62%     1.42%     1.12%
Small Cap Equity Fund....   1.72%     1.52%     1.22%        State Farm LifePath
                                                               2010 Fund........   1.62%     1.42%     1.12%
International Equity Fund   1.82%     1.62%     1.32%        State Farm LifePath
                                                               2020 Fund........   1.62%     1.42%     1.12%
S&P 500 Index Fund.......   1.12%     0.92%     0.62%        State Farm LifePath
                                                               2030 Fund........   1.62%     1.42%     1.12%
Small Cap Index Fund.....   1.27%     1.07%     0.77%        State Farm LifePath
                                                               2040 Fund........   1.62%     1.42%     1.12%
International Index Fund.   1.47%     1.27%     0.97%
Equity and Bond Fund.....   1.32%     1.12%     0.82%
Bond Fund................   1.02%     0.82%     0.52%
Money Market Fund........   0.92%     0.72%     0.52%

  These reimbursement arrangements are voluntary and may be eliminated by Barclays or the Manager at any time.

/(2)/For the S&P 500 Index Fund, Small Cap Index Fund and International Index
     Fund (the "Equity Index Funds"), the fees and expenses listed include the Fund's and the Master Portfolio's fees and expenses. For the LifePath Funds, the fees and expenses listed include the fees and expenses of the LifePath Funds, the Master Portfolios, and a weighted average of the total operating expense ratios of the Underlying Funds in which the Master Portfolios invest.

/(3)/The Manager has agreed not to be paid an investment advisory fee for performing services for the Equity and Bond Fund. Nevertheless, the Manager will receive investment advisory fees for performing advisory services for the Funds in which the Equity and Bond Fund invest. The fees and expenses indicated in the expense table for the Equity and Bond Fund include the fees and expenses directly incurred by the Equity and Bond Fund such as shareholder services fees, independent trustee fees and registration fees. Additionally, the fees and expenses shown in the expense table for the Equity and Bond Fund include those expenses indirectly incurred by Equity and Bond Fund shareholders as a result of the Fund's investment in shares of the Equity Fund and shares of the Bond Fund. The Manager has agreed to reimburse the Equity and Bond Fund for all expenses directly incurred by the Fund other than 12b-1 distribution fees and the shareholder services fee directly incurred by the Fund. This expense reimbursement is voluntary and the Manager may eliminate it at any time.

                                                 EXPENSE  INFORMATION continued



Expense Examples

These examples are intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds. The examples assume you invest $10,000 for the time periods indicated, earn a 5% return each year, redeem your shares at the end of the period and that operating expenses remain constant at the level above for "Total Annual Fund Operating Expenses." Your actual returns and costs may be higher or lower than those shown, but based on these assumptions, your expenses will be:

                                               Class R-1
             ------------------------ ----------------------------
                                      1 Year 3 Year 5 Year 10 Year
             ------------------------ ------ ------ ------ -------
             State Farm Equity Fund..  $154   $477  $  824 $1,802
             State Farm Small Cap
              Equity Fund............  $183   $566  $  975 $2,116
             State Farm International
              Equity Fund............  $207   $640  $1,098 $2,369
             State Farm S&P 500
              Index Fund.............  $114   $356  $  617 $1,363
             State Farm Small Cap
              Index Fund.............  $133   $415  $  718 $1,579
             State Farm International
              Index Fund.............  $159   $493  $  850 $1,856
             State Farm Equity and
              Bond Fund..............  $143   $443  $  766 $1,680
             State Farm Bond Fund....  $102   $318  $  552 $1,225
             State Farm Money
              Market Fund............  $100   $312  $  542 $1,201
             State Farm LifePath
              Income Fund............  $198   $612  $1,052 $2,275
             State Farm LifePath 2010
              Fund...................  $197   $609  $1,047 $2,264
             State Farm LifePath 2020
              Fund...................  $199   $615  $1,057 $2,285
             State Farm LifePath 2030
              Fund...................  $202   $624  $1,073 $2,317
             State Farm LifePath 2040
              Fund...................  $206   $637  $1,093 $2,358

--------------------------------------------------------------------------------

                                               Class R-2
             ------------------------ ----------------------------
                                      1 Year 3 Year 5 Year 10 Year
             ------------------------ ------ ------ ------ -------
             State Farm Equity Fund..  $133   $415   $718  $1,579
             State Farm Small Cap
              Equity Fund............  $163   $505   $871  $1,900
             State Farm International
              Equity Fund............  $187   $579   $995  $2,159
             State Farm S&P 500
              Index Fund.............  $ 94   $293   $509  $1,131
             State Farm Small Cap
              Index Fund.............  $113   $353   $612  $1,352
             State Farm International
              Index Fund.............  $138   $431   $745  $1,635
             State Farm Equity and
              Bond Fund..............  $122   $381   $660  $1,455
             State Farm Bond Fund....  $ 82   $255   $444  $  990
             State Farm Money
              Market Fund............  $ 80   $249   $433  $  966
             State Farm LifePath
              Income Fund............  $177   $548   $944  $2,052
             State Farm LifePath 2010
              Fund...................  $177   $548   $944  $2,052
             State Farm LifePath 2020
              Fund...................  $178   $551   $949  $2,062
             State Farm LifePath 2030
              Fund...................  $181   $560   $964  $2,095
             State Farm LifePath 2040
              Fund...................  $185   $573   $985  $2,137

--------------------------------------------------------------------------------

                                               Class R-3
             ------------------------ ----------------------------
                                      1 Year 3 Year 5 Year 10 Year
             ------------------------ ------ ------ ------ -------
             State Farm Equity Fund..  $103   $322   $558  $1,236
             State Farm Small Cap
              Equity Fund............  $132   $412   $713  $1,568
             State Farm International
              Equity Fund............  $157   $486   $839  $1,834
             State Farm S&P 500
              Index Fund.............  $ 63   $199   $346  $  774
             State Farm Small Cap
              Index Fund.............  $ 83   $259   $450  $1,002
             State Farm International
              Index Fund.............  $107   $334   $579  $1,283
             State Farm Equity and
              Bond Fund..............  $ 92   $287   $498  $1,108
             State Farm Bond Fund....  $ 51   $160   $280  $  628
             State Farm Money
              Market Fund............  $ 59   $186   $324  $  726
             State Farm LifePath
              Income Fund............  $147   $456   $787  $1,724
             State Farm LifePath 2010
              Fund...................  $147   $456   $787  $1,724
             State Farm LifePath 2020
              Fund...................  $148   $459   $792  $1,735
             State Farm LifePath 2030
              Fund...................  $151   $468   $808  $1,768
             State Farm LifePath 2040
              Fund...................  $155   $480   $829  $1,813

--------------------------------------------------------------------------------

HOW THE FUNDS INVEST

The following discussion provides additional information about how the Funds invest. The first part of this discussion relates to how the Equity Fund, Small Cap Equity Fund, International Equity Fund, S&P 500 Index Fund, Small Cap Index Fund, International Index Fund, Equity and Bond Fund, Bond Fund, and Money Market Fund invest. The second part of the discussion relates to how the State Farm LifePath Funds invest.

Equity Fund, Small Cap Equity Fund, International Equity Fund, S&P 500 Index Fund, Small Cap Index Fund, International Index Fund, Equity and Bond Fund, Bond Fund, and the Money Market Fund.

Under ordinary circumstances, each Fund is substantially fully invested. Except for the S&P 500 Index Fund, Small Cap Index Fund and the International Index Fund (collectively, the "Equity Index Funds"), and the Money Market Fund, each Fund may take a temporary defensive position in attempting to respond to adverse market, economic, political or other conditions. If the Manager or Capital Guardian determine that market or economic conditions warrant a temporary defensive position, the Funds each manage may hold up to 100% of their assets in cash, cash equivalents or other temporary investments such as short-term government or corporate obligations. During those periods, a Fund's assets may not be invested in accordance with its strategy and the Fund may not achieve its investment objective.

Each Fund may also:

 . Lend securities to financial institutions, enter into repurchase agreements and purchase securities on a when-issued or forward commitment basis; and

 . Invest in U.S. dollar-denominated foreign money market securities, although no more than 25% of a Fund's assets may be invested in foreign money market securities unless such securities are backed by a U.S. parent financial institution.

Except for the Equity Index Funds, each Fund may, from time to time, borrow money in amounts up to 33 1/3% of its total assets (including the amount borrowed) for temporary purposes to pay for redemptions. A Fund may not purchase additional securities when borrowings exceed 5% of its total assets (including the amount borrowed). The Funds do not anticipate engaging in active and frequent trading of portfolio securities as a principal investment strategy.

Fund Summaries

Each Fund has its own investment objective. The Trust's Board may change these investment objectives without a vote of the Trust's shareholders. A Fund will provide shareholders with at least 60 days prior notice of any change in an investment objective. The types of securities and investment techniques and practices in which each Fund may engage to achieve its objective, including the principal investment techniques and practices described for each Fund as described below, are identified in Appendix A to this Prospectus, and are discussed, together with their risks, in the Trust's Statement of Additional Information.

Equity Fund


In managing the Equity Fund, Capital Guardian seeks to purchase the common stocks of large U.S. companies that Capital Guardian considers well run and able to generate long term capital appreciation. Common stocks, in general, offer a way to invest for long-term growth of capital. Capital Guardian looks for companies with one or more of the following characteristics:





 .  Below-market price-to-earnings



 .  Below-market price-to-book



 .  Above-market yield


The Fund may invest up to 25% of its assets in foreign equity securities not publicly traded in the U.S. and depositary receipts (both sponsored and unsponsored). Foreign investing provides opportunities different from those available in the U.S. and risks that in some ways may be greater than in U.S. investments.

Small Cap Equity Fund


The Small Cap Equity Fund invests its assets primarily in equity securities of companies with relatively small market capitalizations located in the U.S. These companies typically will have market capitalizations in the same range as found in the Russell 2000 Small Stock Index. As of April 30, 2005, that market capitalization range was $28 million to $4.9 billion. The Fund may invest up to 25% of its assets in the equity securities of foreign companies with relatively small market capitalizations and depositary receipts (both sponsored and unsponsored).

                                                 HOW THE FUNDS INVEST continued



International Equity Fund

The International Equity Fund invests its assets primarily in common stocks of companies located in 16 European countries (Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom), Australia, New Zealand, Hong Kong, Japan and Singapore. The Fund may also invest in companies located in emerging markets. Capital Guardian generally will sell securities when it believes they no longer represent good long-term value. Foreign investing provides opportunities different from those available in the U.S. and risks, which in some ways may be greater than in U.S. investments.

The Fund may also buy and sell foreign currencies (either for current or future delivery) to facilitate settlements in local markets and to hedge against currency fluctuations.


S&P 500 Index Fund





The S&P 500 Index Fund invests all of its assets in a separate series of the Master Fund known as the S&P 500 Index Master Portfolio. The S&P 500 Index Fund and the S&P 500 Index Master Portfolio have substantially similar investment objectives, strategies, and policies. Barclays serves as investment adviser to the S&P 500 Index Master Portfolio. The S&P 500 Index Master Portfolio may accept investments from other feeder funds. Certain actions involving other feeder funds, such as a substantial withdrawal, could affect the S&P 500 Index Master Portfolio. Barclays and its affiliates invest for their own accounts in the types of securities in which the S&P 500 Index Master Portfolio may also invest.



The S&P 500 Index Master Portfolio invests mostly in stocks, although it may invest in stock index futures contracts and options on futures contracts. By investing in stocks within its benchmark index, the S&P 500 Index Master Portfolio avoids the risk of individual stock selection and, instead, tries to match the performance of its benchmark index, whether the index goes up or down.



The S&P 500 Index Master Portfolio attempts to remain as fully invested as practicable in the stocks that are represented in its benchmark index. Under normal market conditions, the S&P 500 Index Master Portfolio seeks to invest as least 90% of its total assets in stocks that are represented in its benchmark index.



Barclays does not manage the S&P 500 Index Master Portfolio according to traditional methods of "active" investment management, which involves buying and selling securities based on economic, financial and market analysis and investment judgment. Instead, Barclays utilizes a "passive" or indexing investment approach for the S&P 500 Index Master Portfolio, attempting to approximate the investment performance of the S&P 500 Index. Barclays selects stocks for the S&P 500 Index Master Portfolio so that the overall investment characteristics of the S&P 500 Index Master Portfolio (based on market capitalization and industry weightings), fundamental characteristics (such as return variability, earnings valuation and yield) and liquidity measures are similar to those of the S&P 500 Index.



The S&P 500 Index Master Portfolio may invest any assets not invested in stocks that are represented in the S&P 500 Index in:



 . the same type of short-term high quality debt securities in which the Money Market Fund invests (described below);



 . other equity securities that are similar to the stocks in the S&P 500 Index or that are awaiting disposition after a change in composition of the benchmark index or a rebalancing of the portfolio;



 .  stock index futures contracts, options on such futures contracts; and/or



 .  cash.



The S&P 500 Index Master Portfolio may invest in those financial instruments to find a short-term investment for uninvested cash balances or to provide liquid assets for anticipated redemptions by interestholders.



The S&P 500 Index Master Portfolio seeks to replicate the total return performance of the S&P 500 Index by investing in all of the securities that make up the S&P 500 Index.



From time to time, the portfolio composition of the S&P 500 Index Master Portfolio may be altered (or "rebalanced") to reflect changes in the characteristics of the S&P 500 Index,

HOW THE FUNDS INVEST continued



with a view to bringing the performance and characteristics of the S&P 500 Index Master Portfolio more closely in line with that of the S&P 500 Index.



Barclays attempts to track the performance of the S&P 500 Index Master Portfolio's benchmark index, but there is no assurance that Barclays will be successful. The degree to which the S&P 500 Index Master Portfolio fails to track the performance of its benchmark index is referred to as the "tracking error." Barclays expects that, over time, the tracking error of the S&P 500 Index Master Portfolio will be less than 5%. Barclays monitors the tracking error of the S&P 500 Index Master Portfolio on an ongoing basis and seeks to minimize tracking error to the extent possible. There can be no assurance that the S&P 500 Index Master Portfolio will achieve any particular level of tracking error. For an explanation of "expected tracking error" and more information on this subject, see the Trust's Statement of Additional Information.



Another reason why the performance of the S&P 500 Index Master Portfolio may not always equal the performance of its benchmark index is because the performance of its benchmark index does not take into account operating expenses of the S&P 500 Index Master Portfolio and operating expenses of the S&P 500 Index Fund.



The S&P 500 Index Master Portfolio may purchase stock index futures contracts on its benchmark index or a comparable stock index to simulate investment in its benchmark index. This may be done to rapidly gain exposure to the securities comprising its benchmark index in anticipation of purchasing such securities over time, to reduce transaction costs, or to gain exposure to such securities at a lower cost than by making direct investments in the cash market. If the S&P 500 Index Master Portfolio cannot sell a futures contract that it holds, it may write call and buy put options on the contract to effectively close out or offset the contract. The S&P 500 Index Master Portfolio will not use futures contracts or options on futures contracts for speculation.



Small Cap Index Fund and International Index Fund



Northern Trust serves as investment sub-adviser to the Small Cap Index Fund and the International Index Fund. These Funds invest mostly in stocks, although each may invest in stock index futures contracts and options on futures contracts. By investing in stocks within each Fund's benchmark index, the Small Cap Index Fund and the International Index Fund avoid the risk of individual stock selection and, instead, try to match the performance of each Fund's benchmark index, whether the index goes up or down.



The Small Cap Index Fund and the International Index Fund attempt to remain as fully invested as practicable in the stocks that are represented in each Fund's benchmark index. Under normal market conditions, the Small Cap Index Fund and the International Index Fund seek to invest at least 80% of each Fund's net assets in stocks that are represented in the Fund's benchmark index and in stock index futures contracts on each Fund's benchmark index.



Northern Trust does not manage the Small Cap Index Fund and the International Index Fund according to traditional methods of "active" investment management, which involves buying and selling securities based on economic, financial and market analysis and investment judgment. Instead, Northern Trust utilizes a "passive" or indexing investment approach for the Small Cap Index Fund and the International Index Fund, attempting to approximate the investment performance of each Fund's benchmark index. Northern Trust will buy and sell securities for the Small Cap Index Fund and the International Index Fund in response to changes in each Fund's benchmark index. Northern Trust selects stocks for the Small Cap Index Fund and the International Index Fund so that the overall investment characteristics of each Fund (based on market capitalization and industry weightings), fundamental characteristics (such as return variability, earnings valuation and yield) and liquidity measures are similar to those of each Fund's benchmark index.



The Small Cap Index Fund and the International Index Fund may invest any assets not invested in stocks that are represented in the Fund's benchmark index in:



 . the same type of short-term high quality debt securities in which the Money Market Fund invests (described below);



 . other equity securities that are similar to the stocks in the Fund's benchmark index or that are awaiting disposition after a change in composition of the benchmark index or a rebalancing of the portfolio;

                                                 HOW THE FUNDS INVEST continued




 .  stock index futures contracts, options on such futures contracts; and/or



 .  cash.



The Small Cap Index Fund and the International Index Fund may invest in those financial instruments to find a short-term investment for uninvested cash balances or to provide liquid assets for anticipated redemptions by shareholders.



Neither the Small Cap Index Fund nor the International Index Fund generally hold all of the issues that comprise their respective benchmark index, due in part to the costs involved and, in certain instances, the potential illiquidity of certain securities. Instead, both the Small Cap Index Fund and the International Index Fund attempt to hold a representative sample of the securities in the appropriate benchmark index, which Northern Trust will select utilizing certain replication and optimization modeling techniques. These replication and optimization modeling techniques may not be successful, and may result in the Small Cap Index Fund and the International Index Fund not tracking their respective indices with the same degree of accuracy that complete replication of the index would provide. As a result of these replication and optimization modeling techniques, the Small Cap Index Fund and the International Index Fund may not have the identical capitalization, industry and fundamental characteristics as their benchmark indices. Please refer to the Trust's Statement of Additional Information for a more detailed discussion of the techniques that Northern Trust employs in selecting the portfolio securities for these Funds.



From time to time, the portfolio composition of the Small Cap Index Fund and the International Index Fund may be altered (or "rebalanced") to reflect changes in the characteristics of the applicable benchmark index, with a view to bringing the performance and characteristics of these Funds more closely in line with that of each Fund's applicable benchmark index.



Northern Trust attempts to track the performance of the Small Cap Index Fund's and the International Index Fund's benchmark index, but there is no assurance that Northern Trust will be successful. The degree to which these Funds fail to track the performance of their benchmark indices is referred to as the "tracking error." Northern Trust expects that, over time and under normal circumstances, the quarterly performance of the Small Cap Index Fund and the International Index Fund, before expenses, will track the performance of the applicable benchmark index within a 0.95 correlation coefficient. [This means that the performance of the Small Cap Index Fund and the International Index Fund, before expenses, should be within 95% of the performance of the applicable benchmark index. Northern Trust, please confirm this statement or explain what 0.95% correlation coefficient means.] There can be no assurance that the Small Cap Index Fund and the International Index Fund will achieve any particular level of tracking error. For an explanation of "expected tracking error" and more information on this subject, see the Trust's Statement of Additional Information.



Another reason why the performance of the Small Cap Index Fund and the International Index Fund may not always equal the performance of its benchmark index is because the performance of the benchmark index does not include operating expenses incurred by each Fund.



The Small Cap Index Fund and the International Index Fund may purchase stock index futures contracts on their benchmark indices or a comparable stock index to simulate investment in their benchmark indices. This may be done to rapidly gain exposure to the securities comprising a Fund's benchmark index in anticipation of purchasing such securities over time, to reduce transaction costs, or to gain exposure to such securities at a lower cost than by making direct investments in the cash market. If the Small Cap Index Fund or the International Index Fund cannot sell a futures contract that it holds, it may write call and buy put options on the contract to effectively close out or offset the contract. The Small Cap Index Fund and the International Index Fund will not use futures contracts or options on futures contracts for speculation.


Equity and Bond Fund

The Equity and Bond Fund invests in shares of the Equity Fund and the Bond Fund. The Equity and Bond Fund may hold a portion of its assets in U.S. Government securities, short-term paper, or may invest in the Money Market Fund to provide flexibility in meeting redemptions, expenses, and the timing of new investments, and to serve as a short-term defense during periods of unusual volatility.

Bond Fund

The Bond Fund invests primarily in investment grade bonds (e.g., those bonds that S&P or Moody's have rated within

HOW THE FUNDS INVEST continued


their respective four highest rating categories), and in the same types of securities as the Money Market Fund. Under normal circumstances, at least 80% of the Fund's total assets will be invested in investment grade bonds or unrated debt securities that the Manager determines to be of equivalent quality. The Bond Fund may also invest in investment grade mortgage-backed and asset-backed securities, including those representing pools of mortgage, commercial or consumer loans originated by financial institutions.

The Bond Fund emphasizes investment grade bonds and usually maintains a duration target of less than 7 years based on expectations about the direction of interest rates and other economic factors. Duration is a measure of sensitivity of bond prices to interest rate movements. The longer the duration of a debt obligation, the more sensitive its value is to changes in interest rates.

In selecting bonds for the Fund, the Manager seeks to maximize current income while minimizing risk and volatility through prudent investment management. Accordingly, the Fund seeks to limit its exposure to very risky or speculative investments by investing primarily in investment grade bonds that offer the potential for attractive returns.

The Fund may also invest up to 20% of its assets in the following securities:

 . Debt securities that S&P or Moody's have rated lower than the four highest rating categories or comparable unrated debt securities. Bonds that are rated lower than BBB by S&P or Baa by Moody's are often referred to as "junk bonds." Rating agencies consider junk bonds to have varying degrees of speculative characteristics. Consequently, although they can be expected to provide higher yields, such securities may be subject to greater market value fluctuations and greater risk of loss of income and principal than lower-yielding, higher-rated fixed-income securities. For more information, see "Description of Bond Ratings" in the Statement of Additional Information.

 . Convertible debt securities, convertible preferred stocks and nonconvertible preferred stocks. Convertible securities are fixed income securities that are convertible into common stock at a specified price or conversion ratio. Convertible securities will at times be priced in the market like other fixed income securities: that is, their prices will tend to rise when interest rates decline and will tend to fall when interest rates rise. However, because a convertible security provides an option to the holder to exchange the security for either a specified number of the issuer's common shares at a stated price per share or the cash value of such common shares, the security market price will tend to fluctuate in relationship to the price of the common shares into which it is convertible. Because convertible securities are usually viewed by the issuer as future common stock, they are generally subordinated to other senior securities and therefore are rated one category lower than the issuer's non-convertible debt obligations or preferred stock.

 . Bond futures contracts, options, credit swaps, interest rate swaps, and other types of derivatives. Losses (or gains) involving futures contracts can sometimes be substantial -- in part because a relatively small price movement in a futures contact may result in an immediate and substantial loss (or gain) for the Fund. Similar risks exist for other types of derivatives. For this reason, the Fund will not use futures, options, or other derivatives for speculative purposes or as leveraged investments that magnify the gains or losses of an investment. The Fund will invest in futures and options to (i) keep cash on hand to meet shareholder redemptions or other needs, while simulating full investment in bonds and/or (ii) reduce the Fund's transaction costs, for hedging purposes or to add value when these instruments are favorably priced.

Money Market fund

In selecting securities for the Money Market Fund, the Manager seeks highly liquid investments that present minimal credit risk. The Fund primarily invests in high quality short-term money market instruments. At least 95% of the Fund's assets must be rated in the highest short-term category by at least two nationally recognized statistical rating organizations ("NRSROs") (or one NRSRO, if only one has issued a rating), and 100% of the Fund's assets must be invested in securities rated in the two highest rating categories.

The Fund may invest in securities that are not rated by an NRSRO if the Manager determines that such securities are of

                                                 HOW THE FUNDS INVEST continued


comparable quality to, and present a comparable amount of risk as, similar securities that have received a rating from an NRSRO.

What is a nationally recognized statistical rating organization (NRSRO)?

An NRSRO, such as Moody's or S&P, assigns ratings to securities based on its assessment of the creditworthiness of the issuers. The Statement of Additional Information has a detailed description of the various rating categories.

Among the securities that the Money Market Fund may invest in are the following:

 . Securities issued or guaranteed by the U.S. Government or its agencies, including Treasury Bills, notes, and securities issued by U.S. government agencies such as the Federal National Mortgage Association.

 . Commercial paper issued or guaranteed by U.S. corporations and certain other entities that are rated in the two highest rating categories of a NRSRO.

 .  Repurchase agreements with certain parties.

 . Certain obligations of large (more than $1 billion in total assets) U.S. banks and their subsidiaries (including, certain Canadian affiliates), including, but not limited to, bank notes, commercial paper, and certificates of deposit.

 . Other short-term obligations issued by or guaranteed by U.S. corporations, state and municipal governments, or other entities.

 .  Securities backed by mortgages, consumer loans and other assets.

Given the types of securities that the Fund invests in, the level of risk associated with the Fund is lower than most other types of mutual funds. However every investment involves some kind of risk. To the extent that the Fund invests in certain securities (for example, repurchase agreements, when-issued securities or foreign money market securities), the Fund may be affected by additional risks.

Other Risks of Investing in These Funds

Foreign Securities

Investments in foreign securities, including those of foreign governments, involve additional risks not normally present when investing in comparable domestic securities.

Some securities of foreign companies and governments may be traded in the U.S., such as American Depository Receipts ("ADRs"), but most are traded primarily in foreign markets. The risks of investing in foreign securities include:

Currency Risk. For securities that are based in value on foreign currencies (including ADRs), a Fund must buy the local currency to buy a foreign security and sell the same local currency after it sells the security. Therefore, the value of that security to a Fund is affected by the value of the local currency relative to the U.S. currency. As a result, if the value of the local currency falls relative to U.S. currency, the value of that security falls, even if the security has not decreased in value in its home country.

Political and Economic Risk. Foreign investments can be subject to greater political and economic risks. In some countries, there is the risk that the government may take over assets or operations of the company or impose taxes or place limits on the removal of assets that would adversely affect the value of the security. The possibility of default in foreign government securities, political or social instability or diplomatic developments generally are more of a concern in developing countries, where the possibility of political instability (including revolution) and dependence on foreign economic assistance may be greater than in developed countries.

Regulatory Risk. In many countries there is less publicly available information about issuers than is available for companies in the U.S. Foreign companies may not be subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to the U.S. companies. In many foreign countries there is less government supervision and regulation of business and industry practices, and it may be more difficult to obtain or enforce judgments against foreign entities.

HOW THE FUNDS INVEST continued



Market Risks. Foreign securities often trade with less frequency and volume than domestic securities and are therefore less liquid and more volatile than securities of comparable domestic issuers. Further, the settlement period of securities transactions in foreign markets may be longer than in domestic markets.

Transaction Costs. Commission rates in foreign countries, which are generally fixed rather than subject to negotiation as in the U.S., are likely to be higher. In addition, other costs, such as tax and custody costs, are generally higher than for domestic transactions.

Particular Risks for Developing Countries. In general, the risks noted above are heightened for developing countries. In addition, certain developing countries have experienced substantial, and in some cases, rapidly fluctuating rates of inflation for a number of years. Inflation has, and may continue to have, a debilitating effect on the underlying economies of these countries. Many developing countries are heavily dependent on international trade and can be adversely affected by trade barriers and protectionist measures, as well as the depreciation or devaluation of their currencies.

High Yield/High Risk Securities (Junk Bonds)

These securities tend to offer higher yields than higher-rated securities of comparable maturities because the historical financial condition of the issuers of these securities is usually not as strong as that of other issuers.

High yield fixed-income securities usually present greater risk of loss of income and principal than higher-rated securities. For example, because investors generally perceive that there are greater risks associated with investing in medium- or lower-rated securities, the yields and price of such securities may tend to fluctuate more than those of higher-rated securities. Moreover, in the lower-quality segments of the fixed income securities market, changes in perception of the creditworthiness of individual issuers tend to occur more frequently and in a more pronounced manner than do changes in higher-quality segments of the fixed-income securities market. The yield and price of medium- to lower-rated securities therefore may experience greater volatility than is the case with higher-rated securities.

Under adverse market or economic conditions, the secondary market for high yield/high risk securities could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, the Funds could find it more difficult to sell such securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower-rated securities therefore may be less than the prices used in calculating the Fund's net asset value.

How the State Farm LifePath Funds Invest.

The LifePath Funds seek to maximize assets for retirement or other purposes consistent with the quantitatively measured risk that investors, on average, may be willing to accept given their investment time horizons. The LifePath Funds (other than the State Farm LifePath Income Fund) attempt to manage the investment risk in each strategy for investors whose time horizons correspond to the decade in the Fund's name. For example, the State Farm LifePath 2010 Fund is designed for investors who plan to begin withdrawing a substantial portion of their investment in the decade beginning in the year 2010. Similarly, the State Farm LifePath 2040 Fund is designed for investors who plan to begin withdrawing a substantial portion of their investment in the decade beginning in the year 2040. The State Farm LifePath Income Fund is designed for investors who are currently withdrawing, or who plan to begin withdrawing, a substantial portion of their investment in the near future.

The LifePath Investment Model

Barclays, a subsidiary of BGI, serves as the Master Portfolios' investment adviser. As of December 31, 2004, BGI, including its affiliates, manages over $1.3 trillion in assets and is the world's largest asset manager for institutions such as major endowments and corporate and government pension plans. BGI pioneered research in asset allocation, indexed investing and investment modeling.

Each LifePath Fund seeks to achieve its objective through an investment strategy that relies on one of Barclays' proprietary investment models. Barclays employs a proprietary investment model that analyzes securities market data, including risk, asset class correlations, and expected returns, to provide portfolio allocations among the asset classes offered through

                                                 HOW THE FUNDS INVEST continued


the Underlying Funds. The allocations are constantly monitored and rebalanced in an effort to maximize expected return for a given level of risk. In managing the LifePath Funds, Barclays focuses on long-term targets and objectives. The progression over time of a LifePath Fund's asset allocation to less risky asset classes is a relatively steady process resulting in only minor changes to the asset allocation from month to month. The LifePath Funds (through their investment in the Master Portfolios (that, in turn, invest in the Underlying Funds)) do not engage in active and frequent trading of portfolio securities as a principal investment strategy.

How It Works: Spending Your "Risk Budget" Wisely

One way to understand how the LifePath Funds adjust their asset allocation is to regard the statistically determined risk in each Fund as its "risk budget." Barclays' analysis begins with a statistical determination of how much a hypothetical investor, with a given time horizon for investment, on average, can afford to lose. This tolerance for loss can be viewed as the Fund's risk budget. This risk budget reflects Barclays' statistical determination of risk, and may not be appropriate to you in measuring the specific degree of risk you are willing to accept.

Different investment allocations can have the same risk of loss but with different expected returns. Barclays seeks the Fund allocations that offer the highest expected return while keeping within a Fund's statistically determined risk of loss.

Expected returns are not guaranteed returns. They are average projections based on comprehensive research and accepted principles of market behavior. Likewise, statistically determined risk covers the most likely scenarios, but it does not cover all possible losses.

Principal Investments:

The LifePath Funds, through their investment in the Master Portfolios (that, in turn, invest in the Underlying Funds), may invest in the following investments:

 .  money market instruments

 .  bonds

 .  stocks, including:

 .  stocks of the largest U.S. companies

 .  stocks of all other publicly traded U.S. companies

 . stocks of issuers located outside the U.S., including those located in emerging markets

 .  real estate investment trusts ("REITs")

Within stocks and bonds are sub-categories of securities:

 . U.S. stocks can be separated according to the value of their outstanding stock (or capitalization), into large-cap, mid-cap and small-cap groupings.

 . Each of the stock capitalization categories can be separated according to their price-to-book ratios: the ratio of the value of a company's traded stock to the book value of its plant, equipment and other tangible assets. The companies with the higher price-to-book ratios are considered growth stocks, and the companies with the lower price-to-book ratios are considered value stocks.

 . U.S. Government bonds, bonds issued by corporations, mortgage-backed securities, high yield bonds and foreign bonds form five separate sub-categories of bond investments. The first two sub-categories are further subdivided by maturity: long-term, intermediate-term and short-term.

While the model does not allocate among each of these sub-categories and the Underlying Funds do not generally correspond to the sub-categories, all of these sub-categories are included within the various Underlying Funds.

HOW THE FUNDS INVEST continued



The following table lists the Underlying Funds and the approximate asset allocations for each Master Portfolio as of December 31, 2004. Barclays allocates the Master Portfolio's assets among the Underlying Funds based on the Master Portfolio's investment objective and policies. The asset allocation for each Master Portfolio will vary over time, and Barclays is not required to invest any Master Portfolio's assets in each of the Underlying Funds or in any particular percentage. Barclays may add, eliminate or replace Underlying Funds at any time.




                                  UNDERLYING FUNDS (As of March 31, 2005)
                                                             LifePath   LifePath LifePath LifePath LifePath
                                                            Retirement*   2010     2020     2030     2040
----------------------------------------------------------- ----------- -------- -------- -------- --------
CAPITAL GROWTH
Master Investment Portfolio Active Stock Master Portfolio       21%        30%      42%      52%      61%
iShares S&P MidCap 400 Index Fund                                2%         3%       3%       3%       4%
iShares Russell 2000 Index Fund                                  3%         3%       4%       4%       5%
iShares MSCI EAFE Index Fund                                     9%        12%      16%      19%      20%
-----------------------------------------------------------------------------------------------------------
CAPITAL PRESERVATION
Master Investment Portfolio CoreAlpha Bond Master Portfolio     65%        53%      35%      21%      10%
-----------------------------------------------------------------------------------------------------------

*The corresponding Master Portfolio into which the State Farm LifePath Income
 Fund invests
Note: The allocation percentages may not add to 100% due to rounding

Description of Underlying Funds

Each LifePath Fund may invest in some or all of the Underlying Funds described below. Please refer to the chart above for each Master Portfolio's approximate target asset allocation for each Underlying Fund as of December 31, 2004.

Each of the Underlying Funds that is an ETF seeks to reproduce index returns gross of management fees and other costs, and is not actively managed. Three of the Underlying Funds in which the Master Portfolios may invest are actively managed funds that rely on portfolio managers for investment determinations.

In managing the ETFs, Barclays uses two basic indexing strategies: replication and representative sampling. Replication is investing in substantially all of the securities in the relevant underlying index in approximately the same proportions as the index. Representative sampling is investing in a representative sample of securities in the underlying index, which have a similar investment profile as the index. Securities selected under a representative sampling strategy have aggregate investment characteristics (based on market capitalization and industry weightings), fundamental characteristics (such as return variability, earnings valuation and yield) and liquidity measures similar to those of the relative underlying index. Underlying Funds that use representative sampling generally do not hold all of the securities that are included in the relevant underlying index.

Master Investment Portfolio Active Stock Master Portfolio seeks to provide long-term appreciation of capital. The Active Stock Master Portfolio invests, under normal circumstances, at least 80% of its assets in common stocks. The Active Stock Master Portfolio invests primarily in equity securities of U.S. companies with capitalizations similar to the range of capitalizations represented in the Standard & Poor's(R) (S&P) 500 Index. Barclays invests the Active Stock Master Portfolio's assets using a proprietary quantitative model that is designed to select stocks based on an analysis of a wide range of company-specific factors, such as relative values based on earnings and cash flows; earnings quality as measured by the company's financial condition and earnings reports; sentiment as expressed through management and market participant behavior; and industry classification. Barclays considers risk parameters in deciding upon the Active Stock Master Portfolio's aggregate holdings, and factors trading costs into its stock selection process.

Master Investment Portfolio CoreAlpha Bond Master Portfolio seeks to provide a combination of income and capital growth. Barclays invests the CoreAlpha Bond Master Portfolio's assets pursuant to a systematic method that relies on

                                                 HOW THE FUNDS INVEST continued


proprietary quantitative models to allocate assets among various bond sectors by evaluating each sector's relative value and risk-adjusted return. Barclays' models also allocate assets among bonds of different maturities based on yield characteristics and expectations. Specific security selection decisions are made on the basis of evaluations of relative value, credit quality and other factors. The CoreAlpha Bond Master Portfolio invests, under normal circumstances, at least 80% of its assets in bonds. For the purposes of this strategy, "bonds" include the following: obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; mortgage-backed securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, including U.S. agency mortgage pass-through securities; commercial mortgage-backed securities; debt obligations of U.S. corporations; dollar-denominated debt obligations of foreign issuers; municipal securities; and asset-backed securities.

iShares S&P 500 Index Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the S&P 500(R) Index. The S&P 500 Index measures the performance of the large-capitalization sector of the U.S. equity market. The stocks in the S&P 500 Index are selected according to the total market value of their outstanding shares. The Fund uses a replication strategy to try to track the S&P 500 Index.

iShares S&P MidCap 400 Index Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the S&P MidCap 400(R) Index. The S&P MidCap 400 Index measures the performance of the mid-capitalization sector of the U.S. equity market. The stocks in the Index have a market capitalization between $1 billion and $5 billion (which may fluctuate depending on the overall level of the equity markets) and are selected for liquidity and industry group representation. The Fund uses a representative sampling strategy to try to track the S&P MidCap 400 Index.


iShares S&P SmallCap 600 Index Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Standard & Poor's SmallCap 600 Index. The S&P SmallCap 600 Index measures the performance of the small capitalization sector of the U.S. equity market.


iShares Russell MidCap Index Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Russell MidCap Index(R). The Russell MidCap Index is a capitalization-weighted index consisting of the 800 smallest companies in the Russell 1000 Index. The Fund uses a representative sampling strategy to try to track the Russell MidCap Index.

iShares Russell 2000 Index Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Russell 2000(R) Index. The Russell 2000 Index measures the performances of the small capitalization sector of the U.S. equity market. The Russell 2000 Index is a capitalization-weighted index of the approximately 2000 smallest companies in the Russell 3000 Index, which represents approximately 11% of the total market capitalization of the Russell 3000 Index. The Fund uses a representative sampling strategy to try to track the Russell 2000 Index.

iShares Cohen & Steers Realty Majors Index Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Cohen & Steers Realty Majors Index (the "Cohen & Steers Index"). The Cohen & Steers Index(R) consists of selected REITs. The objective of the Cohen & Steers Index is to represent relatively large and liquid REITs that may benefit from future consolidation and securitization of the U.S. real estate industry. REITs are selected for inclusion in the Cohen & Steers Index based on a rigorous review of several factors, including management, portfolio quality, and sector and geographic diversification. The REITs selected for inclusion in the Cohen & Steers Index must meet minimum market capitalization and liquidity requirements. The Cohen & Steers Index is weighted according to the total market value of each REIT's outstanding shares and is adjusted quarterly so that no REIT represents more than 8% of the index. The Fund uses a representative sampling strategy to try to track the Cohen & Steers Index.

iShares MSCI EAFE Index Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses of the MSCI EAFE(R) Index. The MSCI EAFE Index has been developed by Morgan Stanley Capital International, Inc. ("MSCI") as an equity benchmark for international stock performance. The MSCI EAFE Index

HOW THE FUNDS INVEST continued


includes stocks from Europe, Australasia and the Far East. The Fund uses a representative sampling strategy to try to track the MSCI EAFE Index.

iShares MSCI Emerging Markets Index Fund seeks investment results that correspond to the price and yield performance before fees and expenses of the MSCI Emerging Markets Free Index(R) (the "Index"). The Fund's investment objective may be changed without shareholder approval. The Index was developed by MSCI as an equity benchmark for international stock performance. The Index is designed to measure equity market performance in the global emerging markets. The Index consists of the following 26 emerging market country indices: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Jordan, Korea, Malaysia, Mexico, Morocco, Pakistan, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, Turkey and Venezuela. The Fund uses a representative sampling strategy to try to track the Index. In order to improve its portfolio liquidity and its ability to track the Index, the Fund may invest up to 10% of its assets in shares of other iShares Funds that invest in securities in the Index. Barclays does not charge portfolio management fees on that portion of the Fund's assets invested in shares of other iShares Funds.

iShares Lehman U.S. Aggregate Bond Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the total U.S. investment grade bond market as defined by the Lehman Brothers U.S. Aggregate Index (the "Lehman Brothers Index"). The Lehman Brothers Index provides a measure of the performance of the U.S. investment grade bond market, which includes investment grade U.S. Government bonds, investment grade corporate bonds, mortgage pass-through securities and asset-backed securities that are publicly offered for sale in the U.S. The securities in the Lehman Brothers Index must have more than $150 million par amount outstanding and must have at least 1 year remaining to maturity. In addition, the securities must be denominated in U.S. dollars and must be fixed rate, non-convertible, and taxable. Certain types of securities, such as flower bonds, targeted investor notes (TINs), and state and local government series bonds (SLGs) are excluded from the Lehman Brothers Index. Also excluded from the Lehman Brothers Index are structured notes with embedded swaps or other special features, private placements, floating rate securities and Eurobonds. The Lehman Brothers Index is market capitalization weighted and the securities in the Lehman Brothers Index are updated on the last calendar day of each month. The Fund uses a representative sampling strategy to try to track the Lehman Brothers Index.


iShares Lehman TIPS Bond Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the inflation-protected sector of the United States Treasury market as defined by the Lehman Brothers U.S. Treasury Inflation Notes Index. The Lehman Brothers U.S. Treasury Inflation Notes Index measures the performance of the inflation-protected public obligations of the U.S. Treasury, commonly known as "TIPS."


BGIF Institutional Money Market Fund seeks a high level of income consistent with liquidity and the preservation of capital. The Fund invests in high-quality, short-term money market instruments that include fixed rate, floating rate and variable rate debt securities. The Fund also may invest in high-quality, short-term U.S. and foreign government debt, including the debt of agencies and instrumentalities, such as Fannie Mae and the Student Loan Marketing Association, U.S. and foreign bank obligations, corporate obligations, repurchase agreements, and asset-backed securities. Repurchase agreements obligate a person selling U.S. government or other high-quality securities to buy them back within a specified period of time (usually one week or less) at an agreed-upon price.

"Standard & Poor's (R)," "S&P (R)," "S&P 500 (R)," "Standard & Poor's 500," "S&P 500 Index," "S&P MidCap 400 Index," are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use for certain purposes by BGI. The Funds that are based on S&P Indices are not sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in iShares.

Frank Russell Company, Russell 2000 (R) Index, Russell Midcap (R) Index, are trademarks of Frank Russell Company and have been licensed for use for certain purposes by BGI. The Funds that are based on the Russell Indices are not sponsored, endorsed, sold or promoted by Frank Russell Company, and

Frank Russell Company makes no representation regarding the advisability of investing in iShares.

"Cohen & Steers" is a trademark and "Cohen & Steers Realty Majors Index(R)" is a registered trademark of Cohen & Steers Capital Management, Inc. ("Cohen & Steers"), and both such trademarks have been licensed for use for certain purposes by BGI. The iShares Cohen & Steers Realty Majors Index Fund is not sponsored, endorsed, sold or promoted by Cohen & Steers, and Cohen & Steers makes no representation regarding the advisability of investing in iShares.

Lehman Brothers and Lehman Brothers U.S. Aggregate Index are trademarks of Lehman Brothers and have been licensed for use for certain purposes by BGI. The iShares Lehman U.S. Aggregate Bond Fund is not sponsored or endorsed by Lehman Brothers, and Lehman Brothers makes no representations regarding the advisability of investing in iShares.

MSCI is a registered trade mark of Morgan Stanley Capital International Inc. ("MSCI") and its affiliates and has been licensed for use for certain purposes by BGI. The iShares MSCI EAFE Index Fund and the iShares MSCI Emerging Markets Index Fund have not been passed on by MSCI as to its legality or suitability, and is not issued, sponsored, endorsed, sold or promoted by MSCI. MSCI makes no warranties and bears no liability with respect to the Funds. MSCI has no responsibility for and does not participate in the management of the Fund assets or sale of the Fund shares. The prospectus for the iShares MSCI EAFE Index and iShares MSCI Emerging Markets Index Funds contains a more detailed description of the limited relationship MSCI has with BGI and the Funds. No purchaser, seller or holder of this security, or any other person or entity, should use or refer to any MSCI trade name, trademark or service mark to sponsor, endorse, market or promote this security without first contacting MSCI to determine whether MSCI's permission is required. Under no circumstances may any person or entity claim any affiliation with MSCI without the prior written permission of MSCI.

MANAGING THE INVESTMENTS OF THE FUNDS

Investment Adviser


State Farm Investment Management Corp. (the "Manager") serves as the investment adviser to each Fund. Subject to the supervision of the Board of the Trust, the Manager is responsible for providing investment advisory and administrative services to the Funds, overseeing the day-to-day operations and business affairs of the Trust, and monitoring the performance of the sub-advisers to the Funds and of each Master Portfolio in which a Fund invests. The Manager's principal office is located at Three State Farm Plaza, Bloomington, Illinois 61791-0001. The Manager is wholly-owned by State Farm Mutual Automobile Insurance Company. The Manager is the investment advisor, transfer agent and dividend disbursing agent for the Funds and for other mutual funds in the State Farm family of mutual funds. As of December 31, 2004, the Manager was responsible for the management of in excess of $6.8 billion in assets.


The Manager also provides all executive, administrative, clerical and other personnel necessary to operate the Trust and pays the salaries and other costs of employing all these persons. The Manager furnishes the Trust with office space, facilities, and equipment and pays the day-to-day expenses related to the operating and maintenance of such office space, facilities and equipment. Except for those expenses the Manager expressly assumes, including those noted above, each Fund otherwise pays for all of its own expenses.


Effective September 1, 2005, Capital Guardian became the investment sub-adviser to the Equity Fund. As investment sub-adviser, Capital Guardian makes investment decisions for the Equity Fund, subject to the oversight of the Manager and the Board of the Trust. Before September 1, 2005, the Manager made investment decisions for the Equity Fund. The investment advisory and management services fee paid by the Equity Fund to the Manager did not change as a result of the appointment of Capital Guardian as sub-adviser to the Equity Fund. The Manager pays Capital Guardian for its services with the investment advisory and management services fee the Manager receives from the Equity Fund.



Effective September 9, 2005, Northern Trust became the investment sub-adviser to the Small Cap Index Fund and the International Index Fund. As investment sub-adviser, Northern Trust makes investment decisions for the Small Cap Index Fund and the International Index Fund, subject to the oversight of the Manager and the Board of the Trust. Before September 9, 2005, the Small Cap Index Fund and the International Index Fund each invested its assets as a feeder fund in a series of the Master Fund. With the appointment of Northern Trust as investment sub-adviser, the investment advisory and management service fee payable to the Manager increased from 0.25% to 0.35% for the Small Cap Index Fund and increased from 0.25% to 0.50% for the International Index Fund.



The Equity and Bond Fund, Bond Fund and the Money Market Fund are each managed by a team of the Manager's employees (each an "Advisory Team"). Each Advisory Team makes the investment decisions for these Funds, subject to the oversight of the Board of the Trust.







Investment Management of the S&P 500 Index Fund and the LifePath Funds



The S&P 500 Index Fund and each LifePath Fund invests all of its assets in a Master Portfolio, each of which has substantially similar investment objectives, strategies and risks. The Master Portfolios in which the LifePath Funds invest, in turn, invest in combination of the Underlying Funds. Barclays serves as the investment adviser to each of the Master Portfolios, and also serves as investment adviser to each of the Underlying Funds, with the exception of the BFIF Institutional Money Market Fund, which invests in a Master Portfolio advised by Barclays. Barclays and its predecessors have been managing mutual funds since 1973. Barclays is an indirect subsidiary of Barclays Bank PLC and is located at 45 Fremont Street, San Francisco, California 94105. As of December 31, 2004, Barclays and its affiliates provided investment advisory services for over $1.3 trillion of assets. For more information regarding Barclays, please read the section entitled "Investment Advisory Agreements - Between Barclays and the Master Portfolios" in the Trust's Statement of Additional Information.



Unlike some mutual funds, there is no single portfolio manager who makes investment decisions for the Master Portfolios. Instead, a team of investment professionals at Barclays is responsible for making investment decisions for the Master Portfolios. The S&P 500 Index Master Portfolio in which the S&P 500 Index Fund invests tracks the S&P 500 Index. For the Master Portfolios in which the LifePath Funds invest, the team of Barclays' investment professionals evaluates recommendations made by Barclays' proprietary mathematical model. This process reflects Barclays' commitment to an objective and consistent investment management structure.



Oversight of Sub-Advisers



The Trust and Manager have asked the U.S. Securities and Exchange Commission to issue an exemptive order permitting the Manager, subject to oversight by the Trust's Board of

                                MANAGING THE INVESTMENTS OF THE FUNDS continued



Trustees, to retain sub-advisers and modify sub-advisory arrangements without shareholder approval, an arrangement known as "manager of managers." Shareholders of the following Funds have approved manager of managers authority: [Equity Fund, Small Cap Equity Fund, International Equity Fund, S&P 500 Index Fund, Small Cap Index Fund, International Index Fund, Bond Fund, Tax Advantaged Bond Fund, Money Market Fund, LifePath Income Fund, LifePath 2010 Fund, LifePath 2020 Fund, LifePath 2030 Fund and LifePath 2040 Fund.] If the SEC grants the exemptive order to the Manager and the Trust, the Manager will become a manager of manager for the named Funds, and as such will be responsible to oversee the sub-advisers and to recommend their hiring, termination and replacement.



Investment Sub-Adviser for the Equity Fund, the Small Cap Equity Fund and the International Equity Fund



The Manager has engaged Capital Guardian as the investment sub-adviser to provide day-to-day portfolio management for the Equity Fund, the Small Cap Equity Fund and the International Equity Fund. As of December 31, 2004, Capital Guardian provided investment advisory services for over $162 billion of assets. Capital Guardian, an experienced investment management organization founded in 1968, serves as investment sub-adviser to these Funds and other funds. Capital Guardian, a wholly owned indirect subsidiary of The Capital Group Companies, Inc., is headquartered at 333 South Hope Street, Los Angeles, California 90071. For more information regarding Capital Guardian, please read the section entitled "Investment Advisory Agreements - Between the Manager and Capital Guardian" in the Trust's Statement of Additional Information.



Capital Guardian manages the Equity Fund, the Small Cap Equity Fund and International Equity Fund using a system of multiple portfolio managers for each Fund. Under this approach, the portfolio of each Fund is divided into segments, each of which is managed by an individual manager. Managers decide how their respective segments will be invested, within the limits provided by a Fund's objective(s) and policies and by Capital Guardian's investment committee. In addition, Capital Guardian's investment analysis may make investment decisions for a portion of a Fund's portfolio. The investment decisions for the Small Cap Equity Fund and the International Equity Fund are made by Capital Guardian, subject to the oversight of the Board of the Trust.


Compensating the Manager for its Services

Each Fund pays the Manager an investment advisory and management services fee based upon that Fund's average daily net assets. The fee is accrued daily and paid to the Manager quarterly at the following annual rates:

                                                                      Rate of
                    Fund                                            Advisory Fee
--------------------------------------------              ---------------------------------

             Equity Fund                                  0.60% of average daily net assets

             Small Cap Equity Fund                        0.80% of average daily net assets

             International Equity Fund                    0.80% of average daily net assets

             S&P 500 Index Fund                           0.20% of average daily net assets

             Small Cap Index Fund                         0.35% of average daily net assets

             International Index Fund                     0.50% of average daily net assets

             Equity and Bond Fund                                       None

             Bond Fund                                    0.10% of average daily net assets

             Money Market Fund                            0.10% of average daily net assets

             State Farm LifePath Income Fund              0.70% of average daily net assets

             State Farm LifePath 2010 Fund                0.70% of average daily net assets

             State Farm LifePath 2020 Fund                0.70% of average daily net assets

             State Farm LifePath 2030 Fund                0.70% of average daily net assets

             State Farm LifePath 2040 Fund                0.70% of average daily net assets


The Investment Advisory and Management Services Fee for the S&P 500 Index Fund and the LifePath Funds include the management fees and administrative fees of their corresponding Master Portfolio.

MANAGING THE INVESTMENTS OF THE FUNDS continued



Compensating Capital Guardian for its Services

The Manager pays Capital Guardian for its services to the Funds it manages at the rates shown in the table below:


Equity Fund:



             On the first $25 million............... 0.55% of average daily net assets

             $25 million to $50 million............. 0.40% of average daily net assets

             Over $50 million....................... 0.275% of average daily net assets


Small Cap Equity Fund:

             On the first $25 million................ 0.75% of average daily net assets

             $25 million to $50 million.............. 0.60% of average daily net assets

             $50 million to $100 million............. 0.425% of average daily net assets

             Over $100 million....................... 0.375% of average daily net assets

International Equity Fund:

             On the first $25 million................ 0.75% of average daily net assets

             $25 million to $50 million.............. 0.60% of average daily net assets

             $50 million to $250 million............. 0.425% of average daily net assets

             Over $250 million....................... 0.375% of average daily net assets

For purposes of calculating the fees under the above schedules, other assets managed by Capital Guardian for companies associated with the Manager are taken into consideration according to Capital Guardian's fee aggregation and discount policies.


Compensating Northern Trust for its Services



The Manager pays Northern Trust for its services to the Small Cap Index Fund and the International Index Fund at the rate shown in the table below:




             On the first $150 million............. 0.13% of average daily net assets

             Over $150 million..................... 0.10% of average daily net assets



For purposes of calculating the fees under the above schedule, other assets managed by Northern Trust for companies associated with the Manager are taken into consideration.



S&P 500 Index Fund and the LifePath Funds - Compensation in the Master/Feeder Mutual Fund Structure



The S&P 500 Index Fund and the LifePath Funds are feeder funds that invest all of their assets in Master Portfolios with substantially similar investment objectives, strategies and risks. Barclays provides investment guidance and policy direction for each Master Portfolio. For its services to the Master Portfolios, Barclays receives annual fees based on the following annual rates:



                       Fund                                           Annual Management Fee
--------------------------------------------------              ---------------------------------

             S&P 500 Index Master Portfolio                     0.05% of average daily net assets

             LifePath Retirement Master Portfolio*              0.35% of average daily net assets

             LifePath 2010 Master Portfolio                     0.35% of average daily net assets

             LifePath 2020 Master Portfolio                     0.35% of average daily net assets

             LifePath 2030 Master Portfolio                     0.35% of average daily net assets

             LifePath 2040 Master Portfolio                     0.35% of average daily net assets


*TheMaster Portfolio in which the State Farm LifePath Income Fund invests.

                                MANAGING THE INVESTMENTS OF THE FUNDS continued



For its services to the Underlying Funds in which the LifePath Master Portfolios invest, Barclays receives fees that differ from the fees described for the LifePath Funds in this prospectus. Barclays has agreed to waive the investment advisory fees charged to the Master Portfolios in an amount equal to the investment advisory fees charged to the Underlying Funds in order to avoid duplication of such fees. In addition, BGI may receive fees as administrator of certain of the Underlying Funds; however, Barclays has agreed to waive from the investment advisory fees charged to the Master Portfolios an amount equal to the administration and other fees paid to BGI by those Underlying Funds.


Feeder Fund Expenses. The S&P 500 Index Fund and each LifePath Fund bears its corresponding Master Portfolio's expenses in proportion to the amount of assets it invests in the corresponding Master Portfolio. Each feeder fund can set its own transaction minimums, fund-specific expenses and conditions.



Feeder Fund Rights. Under the master/feeder structure, the Board of the Trust retains the right to withdraw the assets of the S&P 500 Index Fund or a LifePath Fund from a Master Portfolio if it believes doing so is in the best interests of the Fund and its shareholders. If the Board withdraws assets of any such Fund from a Master Portfolio, it would then consider whether that Fund should invest in another master portfolio or take other action.


Portfolio Managers

The Funds are managed by portfolio management teams as described below.

Equity Fund




The chart below indicates the name, title, and length of service of the persons associated with Capital Guardian who are primarily responsible for the day-to-day management of the Equity Fund's portfolio and each person's business experience during the past five years.



                                          Length of Service with Capital
Portfolio Manager                      Guardian Trust Company ("CGTC") or an  Business Experience During the past 5
Title, Company Affiliation                           Affiliate                                years
-------------------------------------  -------------------------------------  -------------------------------------
Karen A. Miller                        15 years                               Investment Professional
Senior Vice President, CGTC
Theodore R. Samuels                    24 years                               Investment Professional
Director and Senior Vice President,
CGTC
Eugene P. Stein                        33 years                               Investment Professional
Vice Chairman, CGTC


Small Cap Equity Fund



The chart below indicates the name, title, and length of service of the persons associated with Capital Guardian who are primarily responsible for the day-to-day management of the Small Cap Equity Fund's portfolio and each person's business experience during the past five years.


                                              Length of Service with
Portfolio Manager                       Capital Guardian or with a Capital             Business Experience
Title, Company Affiliation                      Guardian Affiliate                   During the past 5 years
-------------------------------------  -------------------------------------  -------------------------------------
Michael R. Ericksen                    18 years                               Investment Professional
Director and Senior Vice President,
Capital Guardian

Jim S. Kang                            17 years                               Investment Professional
Vice President, Capital Guardian

Karen A. Miller                        15 years                               Investment Professional
Senior Vice President, Capital
Guardian

Kathryn M. Peters                      4 years                                Investment Professional
Vice President, Capital Guardian

Lawrence R. Solomon                    20 years                               Investment Professional
Director and Senior Vice President of
Capital International Research, Inc.

MANAGING THE INVESTMENTS OF THE FUNDS continued



International Equity Fund



The chart below indicates the name, title, and length of service of the persons associated with Capital Guardian who are primarily responsible for the day-to-day management of the International Equity Fund's portfolio and each person's business experience during the past five years.

                                              Length of Service with
Portfolio Manager                       Capital Guardian or with a Capital             Business Experience
Title, Company Affiliation                      Guardian Affiliate                   During the past 5 years
-------------------------------------  -------------------------------------  -------------------------------------
David I. Fisher                        36 years                               Investment Professional
Chairman of the Board, Capital
Guardian

Arthur J. Gromadzki                    18 years                               Investment Professional
Director and Senior Vice President of
Capital International Research, Inc,
a Capital Guardian affiliate

Richard N. Havas                       19 years                               Investment Professional
Senior Vice President of Capital
International Research, Inc, a
Capital Guardian affiliate

Seung Kwak                             3 years, 17 years with Zurich Scudder  Investment Professional (regional
Senior Vice President for Capital      Investments                            coverage responsibilities in Japan)
International K.K, a Capital Guardian
affiliate

Nancy J. Kyle                          14 years                               Investment Professional
Vice Chairman, Capital Guardian

John M.N. Mant                         15 years                               Investment Professional (regional
Executive Vice President of Capital                                           coverage responsibilities in Europe)
International Research, Inc, a
Capital Guardian affiliate

Christopher A. Reed                    12 years                               Investment Professional
Vice President of Capital
International Research, Inc, a
Capital Guardian affiliate

Lionel M. Sauvage                      18 years                               Investment Professional
Director and Senior Vice President,
Capital Guardian

Nilly Sikorsky                         43 years                               Investment Professional
Chairman of Capital International
S.A., a Capital Guardian affiliate

Rudolf M. Staehelin                    24 years                               Investment Professional
Senior Vice President of Capital
International Research, Inc., a
Capital Guardian affiliate

S&P 500 Index Fund

Ed Corallo and Patrick O'Connor are primarily responsible for the day-to-day management of the S&P 500 Index Master Portfolio, the Master Portfolio into which the S&P 500 Index Fund invests. Each portfolio manager is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of their team to focus on certain asset classes, implementing investment strategies, researching and reviewing investment strategies, and overseeing members of his portfolio management team with more limited responsibilities, but each portfolio manager has appropriate limitations on his authority for risk management and compliance purposes.

Ed Corallo is an employee of Barclays and BGI and has been primarily responsible for the day-to-day management of the S&P 500 Index Master Portfolio for six years.

Patrick O'Connor is an employee of Barclays and BGI and has been primarily responsible for the day-to-day management of the S&P 500 Index Master Portfolio for over six years.

Small Cap Index Fund




Northern Trust serves as the sub-adviser to the Small Cap Index Fund. The portfolio manager for Small Cap Index Fund is James B. Francis, Senior Vice President of Northern Trust. Mr. Francis joined Northern Trust in February 2005. From

                                MANAGING THE INVESTMENTS OF THE FUNDS continued



1988 to 2005, Mr. Francis was with State Street Global Advisors. During the past five years, he has managed various equity portfolios.


International Index Fund


Northern Trust serves as the sub-adviser to the International Index Fund. The portfolio manager for the International Index Fund is Steven R. Wetter, Vice President of Northern Trust. Mr. Wetter has been a member on the management teams of various equity portfolios since joining Northern Trust in 2003. From 1999 to 2003, Mr. Wetter was with Deutsche Asset Management where he managed various equity index portfolios.






Equity and Bond Fund

Paul Eckley, John Concklin, Donald Heltner and Duncan Funk are responsible for the day-to-day management of the Equity and Bond Fund. Messrs. Eckley and Concklin have been associated with the Equity and Bond Fund since 2000. Mr. Heltner, Vice President -- Fixed Income at State Farm Mutual Automobile Insurance Company, and Mr. Funk have been associated with the Equity and Bond Fund since 2003 and 2000, respectively. Over the past five years, Mr. Heltner and Mr. Funk have been involved in all aspects of managing fixed income portfolios for State Farm Mutual Automobile Insurance Company and its affiliated entities.

The Equity and Bond Fund invests in shares of the Equity Fund and the Bond Fund that invest in either common stocks or bonds, and, consequently, has portfolio managers with separate and distinct roles. Messrs. Eckley and Concklin are primarily responsible for managing the common stock investments of the Equity Fund. Their roles on the Equity and Bond Fund management team are the same as identified for the Equity Fund. Messrs. Heltner and Funk are primarily responsible for managing the bond investments of the Bond Fund. Their roles on the Equity and Bond Fund management team are the same as identified for the Bond Fund.

Bond Fund

Donald Heltner and Duncan Funk are the portfolio managers responsible for the day-to-day management of the Bond Fund. Messrs. Heltner and Funk have been associated with the Bond Fund since 2003 and 2000, respectively. Messrs. Heltner and Funk generally have different roles on the Bond Fund management team. Mr. Heltner's role on the management team includes overseeing the process for buying and selling fixed income securities and maintaining investment policies. Mr. Funk's role on the management team includes selecting fixed income securities for purchase and sale, conducting fixed income research, reviewing research data, and maintaining investment policies.

LifePath Funds

David Burkart and Mariana Egan are primarily responsible for the day-to-day management of the LifePath Retirement Master Portfolio, LifePath 2010 Master Portfolio, LifePath 2020 Master Portfolio, LifePath 2030 Master Portfolio and LifePath 2040 Master Portfolio, the Master Portfolios into which the LifePath Funds invest. Each Portfolio Manager is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of their team to focus on certain asset classes, implementing investment strategies, researching and reviewing investment strategies, and overseeing members of his or her portfolio management team with more limited responsibilities, but each Portfolio manager has appropriate limitations on his or her authority for risk management and compliance purposes.

David Burkart is an employee of Barclays and BGI and has been primarily responsible for the day-to-day management of the LifePath Retirement Master Portfolio, LifePath 2010 Master Portfolio, LifePath 2020 Master Portfolio, LifePath 2030 Master Portfolio and LifePath 2040 Master Portfolio for five years.

Mariana Egan is an employee of Barclays and BGI and has been primarily responsible for the day-to-day management of the LifePath Retirement Master Portfolio, LifePath 2010 Master Portfolio, LifePath 2020 Master Portfolio, LifePath 2030 Master Portfolio and LifePath 2040 Master Portfolio for four years. Prior to becoming a Portfolio Manager, Mariana Egan was employed by HSBC as a mutual fund manager and financial analyst.

The Statement of Additional Information provides additional information regarding the portfolio managers' compensation, other accounts they manage, and their ownership of securities issued by the Funds.

SHAREHOLDER INFORMATION

                           Who Can Purchase Shares?

Class R-1, R-2 and R-3 shares are available for purchase or exchange only by individuals or entities who:

 . Enter into a "Retirement Plan Recordkeeping Service Agreement" with Bisys Retirement Services, Inc. (Bisys),

 . After May 1, 2005, do not own Fund Class A, Class B or Institutional Class shares for which Bisys would otherwise provide administrative services under the Retirement Plan Recordkeeping Service Agreement, and who

 . Intend that the plan for which Bisys is providing administrative services will purchase Fund shares.

Individuals or entities who are eligible to purchase Class R-1, R-2 or R-3 shares are referred to in this prospectus as "Qualified Purchasers." In this prospectus, a Qualified Purchaser is treated as holding all Fund shares allocated to participant accounts within the qualified retirement plan.

The Retirement Plan Recordkeeping Service Agreement requires Bisys to provide administrative and recordkeeping services to the Qualified Purchaser. In return for Bisys' performing administrative and recordkeeping services to the Qualified Purchaser, the Manager and the Qualified Purchaser (or the plan sponsor, if the plan sponsor elects) pay fees to Bisys.

Except as described below for Class R-3 shares, a new Qualified Purchaser or a Qualified Purchaser with assets invested in Class R-1 shares with a fair market value of less than $500,000 may only purchase Class R-1 shares. If a new Qualified Purchaser is investing more than $500,000 in Fund shares, the Qualified Purchaser may purchase Class R-2 shares. On a monthly basis, the aggregate fair market value of each Qualified Purchaser's account invested in Class R-1 shares will be evaluated to determine when that value exceeds $500,000. When the aggregate fair market value of Class R-1 shares held by a Qualified Purchaser exceeds $500,000, Class R-1 shares held by the Qualified Purchaser will convert to Class R-2 shares at the relative net asset value of each share class. Qualified Purchasers will be notified prior to the conversion of Class R-1 shares to Class R-2 shares. After the conversion, the Qualified Purchaser may purchase Class R-2 shares.

A Qualified Purchaser in some instances may hold both Class R-1 and Class R-3 shares. When this occurs, the value of Class R-3 shares will be combined with the value of Class R-1 shares for the purpose of determining the Qualified Purchaser's eligibility to purchase Class R-2 shares. For example, if a Qualified Purchaser holds Class R-1 shares valued at $400,000 and Class R-3 shares valued at $100,000, the Class R-1 shares will convert to Class R-2, and the Qualified Purchaser can purchase Class R-2 shares on a prospective basis.

Class R-3 shares are available to Qualified Purchasers that are sponsored by any of the following persons or for which any of the following persons is the administrator, trustee or fiduciary:

(i) Current insurance agents of the State Farm Insurance Companies who are also registered representatives of State Farm VP Management Corp. ("Registered State Farm Agents"),

(ii)Agency Field Consultants, ("AFCs"),

(iii)Agency Field Executives ("AFEs"),

(iv)Field Sales Associates (FSAs),

(v) Zone Sales Associate Managers (ZSAMs), and

(vi)Family members of persons in categories (i)-(v).

"Family member" is defined as:

 . Spouse, which means the person to whom you are legally married under the laws of the state in which you reside.

 .  Lineal ascendants including:
   .  parents
   .  grandparents
   .  step-parents
   .  step-grandparents
   .  great grandparents
   .  step-great grandparents

 .  Lineal descendants including:
   .  children
   .  grandchildren
   .  great grandchildren
   .  step children
   .  court appointed foster children
   .  legally adopted children

                                              SHAREHOLDER INFORMATION continued


   .  step-grandchildren
   .  step-great grandchildren

 .  Lineal descendant's spouse

 .  Siblings
   .  brother
   .  sister
   .  step-brother
   .  step-sister

 .  Sibling's spouse

Registered State Farm Agents, AFCs, AFEs, FSAs and ZSAMs who own (greater than 10%) or participate as an officer, director, or partner in a business that sponsors a Qualified Purchaser and the participants of that plan qualify to purchase Class R-3 shares for that plan. Family members (as defined above) of Registered State Farm Agents, AFCs, AFEs, FSAs and ZSAMs who own a sole proprietorship and who sponsor a Qualified Purchaser and the participants of that plan may purchase Class R-3 shares for that plan. Registered State Farm Agents, AFCs, AFEs, FSAs, ZSAMs and family members of such persons who are participants in a plan that is a Qualified Purchaser and who are investing in Fund shares may purchase Class R-3 shares to fund their individual accounts under that plan even if the entire plan does not qualify to purchase Class R-3 shares as described above.

Upon the Manager's receipt of notification that a plan is a Qualified Purchaser eligible to purchase Class R-3 shares, each participant in that plan who wishes to purchase shares will be required to purchase Class R-3 shares. Likewise, once the Manager is notified that a plan participant is eligible to purchase Class R-3 shares and if the plan participant wishes to purchase Fund shares, he or she is required to purchase Class R-3 shares, even if the entire plan does not qualify to purchase Class R-3 shares.

                  Distribution and Shareholder Servicing Fees

Each Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "1940 Act"), which provides that the Funds will pay a distribution fee. Because these fees are paid out of the Funds' assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The Funds, other than the Money Market Fund, are subject to a distribution fee up to the following amounts per year calculated based on average daily net assets in the share class:

                                     Class R-1 Class R-2 Class R-3
              ---------------------- --------- --------- ---------
              12b-1 Distribution Fee   0.50%     0.30%     None

Classes R-1 and R-2 of the Money Market Fund are subject to a distribution fee up to 0.40% and 0.20% per year, respectively, of average daily net assets in the share class. No distribution fee applies to Class R-3 of the Money Market Fund. The Equity and Bond Fund does not pay a 12b-1 fee as a result of its investment in the Equity Fund and the Bond Fund. The distribution fee is payable to State Farm VP Management Corp. to reimburse it for services and expenses incurred in connection with the distribution of Fund shares, including unreimbursed expenses incurred in years prior to the year of payment. These expenses include payments to State Farm VP Management Corp. Registered Representa- tives, expenses of printing and distributing prospectuses to persons other than Fund shareholders, and expenses of preparing, printing and distributing advertising and sales literature.

Class R-1, R-2 and R-3 shares of each Fund currently pay a shareholder servicing fee of 0.32% per year of the average daily net assets of that Class to the Manager for maintaining shareholder accounts and records, answering questions regarding the Funds, assisting shareholders with transactions and such other services as the Trust may request. The shareholder services fee imposed on Class R-1, R-2 and R-3 shares of each Fund will decrease as the aggregate amount of assets invested in these three classes of shares exceed $1 billion. The Manager has contracted with Bisys to provide shareholder services, which include establishing and maintaining shareholder accounts, answering shareholder inquiries and providing other personal services to shareholders. The Manager and State Farm VP Management Corp. may profit from the shareholder servicing and 12b-1 fees.

                          Calculating Net Asset Value

The offering price of the shares of each Fund is its NAV. NAV is calculated by adding all of the assets of a Fund, subtracting the Fund's liabilities, then dividing by the number of

SHAREHOLDER INFORMATION continued


outstanding shares. A separate NAV is calculated for each class of each Fund. We calculate the NAV of the Equity Index Funds and the LifePath Funds based on the NAVs of each corresponding Master Portfolio. Each are calculated on the same day and determined as of 4:00 p.m. (Eastern Time) on each day the New York Stock Exchange ("NYSE") is open for business.

The NAV for each Fund is determined as of the time of the close of regular session trading on the NYSE (currently at 4:00 p.m., Eastern Time), on each day when the NYSE is open for business. Shares of the Funds will not be priced on days when the NYSE is closed. Each Fund values its assets at their current market value when market quotations are readily available. Securities for which readily available market quotations are not available, or for those quotations deemed not to be representative of market values, are valued by a method that the Board of Trustees believes will reflect a fair value. Fair value pricing typically is used when trading for a portfolio security is halted during the day and does not resume prior to the Fund's NAV calculation or when a portfolio security has limited liquidity resulting in no market derived price. Securities also may be fair valued as a result of significant events that occur after the close of trading in markets within which the securities trade, but before the time at which the securities are valued for NAV calculation. Examples of significant events may include government action and acts of terrorism.

The intended effect of fair value pricing is to take into consideration all significant events, including those that have occurred between the time a security last traded and the time of NAV calculation, so that the NAV of a Fund fairly and accurately represents the value of the Fund's holdings. Fair valuation may reduce the ability of a shareholder to take advantage of a lag between a significant change in the value of the Fund's holdings and the reflection of that change in the Fund's NAV.

Money market securities, other than U.S. Treasury securities, that mature within 60 days or less are valued using the amortized cost method, unless the Board of Trustees determines that this does not represent fair value.

All investments by the International Equity Fund and International Index Fund are valued in U.S. dollars based on the then prevailing exchange rate. Because each of these international funds invest in securities that are listed on foreign exchanges that trade on days when the Fund does not price its shares, the value of the foreign securities owned by these Funds may change on days when you will not be able to purchase or redeem the shares. Specific information about how the Funds value certain assets is set forth in the Statement of Additional Information.

Investments in a Master Portfolio are valued based on an interestholder's proportionate ownership interest in the Master Portfolio's aggregate net assets as next determined after an order is received in proper form. The aggregate NAV of each Master Portfolio (i.e., the value of it's assets less liabilities) is determined as of 4:00 p.m. (Eastern time) on each day the NYSE is open for business. The Master Portfolio's investments are valued each business day, typically by using available market quotations or at fair value determined in good faith by the Master Fund's Board of Trustees. The prospectus of the Master Portfolios explains the circumstances under which the Master Portfolios will use fair value pricing and the effects of using fair value pricing.

                     How To Buy, Exchange or Redeem Shares

As a participant in a plan that is a Qualified Purchaser, you should refer to documents provided by your plan sponsor or administrator for information related to buying, exchanging or redeeming Fund shares. You may generally exchange shares of a Fund offered in this prospectus for shares of the same class of another Fund offered in this prospectus. For participant directed 401(k) retirement plans that have entered into a Retirement Plan Recordkeeping Services Agreement with Bisys, exchanges between Funds are limited to one per quarter if the plan document is silent. You may make an unlimited number of exchanges out of the Money Market Fund for Class R-1, R-2, and R-3 shares.

The Trust has authorized Bisys and other organizations Bisys designates as authorized agents (collectively "authorized agents") to accept purchase, exchange and redemption orders on behalf of the Trust. An order received by an authorized agent in good order will be deemed to have been accepted by the Trust. When you buy, exchange or redeem shares through an authorized agent, you will pay or receive the Fund's NAV

                                              SHAREHOLDER INFORMATION continued


per share next calculated after receipt and acceptance of the order by the authorized agent.

Anti-Money Laundering Compliance. The Funds are required to comply with various anti-money laundering laws and regulations. Consequently, the Funds may request additional required information from you to verify your identity. Your application will be rejected if you are not a U.S. resident or it does not contain your name, social security number, date of birth and permanent street address. If at any time the Funds or an authorized agent believe a shareholder may be involved in suspicious activity or if certain account information matches information on government lists of suspicious persons, the Funds may choose not to establish a new account or may be required to "freeze" a shareholder's account. The Funds or an authorized agent also may be required to provide a governmental agency with information about transactions that have occurred in a shareholder's account or to transfer monies received to establish a new account, transfer an existing account or transfer the proceeds of an existing account to a governmental agency. In some circumstances, the law may not permit the Funds or an authorized agent to inform the shareholder that it has taken the actions described above.

                        Excessive Trading/Market Timing

The Manager believes that the Funds are appropriate for a long term investment by a shareholder who can accommodate short-term price volatility. The Funds may also be appropriate as a diversifier of other investments. The Funds are not an appropriate investment for short-term investors who desire to trade the Funds frequently in anticipation of, or reaction to, short term market price movement.

An investment strategy some investors follow is commonly referred to as market timing. The Trust defines market timing as transactions into or between mutual funds on a frequent, short term basis, in anticipation of short term movements of share prices within those mutual funds. This is not an investment strategy supported by the Trust. The Trust attempts to identify and discourage market timing. Do not invest with the Trust if you desire to follow a market timing strategy.

Certain Funds may be more attractive to investors seeking to engage in market timing activities. For example, to the extent that a Fund invests a significant portion of its assets in foreign securities, the Fund may be more susceptible to a time zone arbitrage strategy in which an investor seeks to take advantage of Fund share prices that may not reflect developments in foreign securities markets that occurred after the close of such market, but prior to the pricing of the Fund's shares. A Fund that invests in securities that are, among other things, thinly traded or traded infrequently is susceptible to the risk that the current market price for such securities may not accurately reflect current market values. An investor may seek to engage in short-term trading to take advantage of these pricing differences (commonly referred to engaging in a time zone arbitrage strategy).

The Trust attempts to identify and discourage market timing because of the possible risks frequent purchases and redemptions present to shareholders and the portfolio management of the Funds. Market timing risks include the dilution in value of Fund shares held by the Fund's other shareholders; interference with the efficient management of the Fund's portfolio; and increased administrative costs for all Fund shareholders. The Board of Trustees for the Trust has adopted the following policies and procedures to discourage market timing:

.. Each Fund reserves the right to reject any purchase request, including exchanges from other Funds. A purchase request could be rejected due to its timing, amount or history of trading.

.. The documents provided by your plan sponsor or administrator may limit the number of times that you can exchange out of a Fund and into another Fund. If the documents provided by your plan sponsor or administrator do not limit the number of times that you can exchange out of a Fund and into another Fund, you are limited to one exchange per calendar quarter per Fund.

There is no guarantee that the Funds will be able to detect frequent trading activity or the shareholders engaged in such activity, or, if it is detected, to prevent its recurrence. We apply our market timing policies and procedures, including any and all restrictions, to all investors without special arrangement, waiver or exception. Because we cannot guarantee that our market timing policies and procedures will detect every market timer, investors bear the risk that frequent exchange or transfer activity may occur, resulting in

SHAREHOLDER INFORMATION continued


dilution of the value of Fund shares, interference with efficient management of the Funds' portfolios, and increases in brokerage and administrative costs to the Funds.

Certain shares of the Funds are held in omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among financial intermediaries, retirement plans and variable insurance products. The Funds typically are not able to identify trading by a particular beneficial owner, which may make it difficult or im possible to determine if a particular account is engaged in frequent trading. There are also operational and technological limitations on the Funds' agents' ability to identify or terminate frequent trading activity, and the techniques used by the Funds and its agents are not anticipated to identify all frequent trading.

Disclosure of Portfolio Holdings

A description of the Trust's policies and procedures regarding the disclosure of each Fund's portfolio securities is available in the Statement of Additional Information.

DIVIDENDS,
DISTRIBUTIONS
AND TAXES

Each Fund intends to distribute substantially all of its net investment income and any net capital gain realized from sales of its portfolio securities.

The Equity Fund, Equity Index Funds, Small Cap Equity Fund, Equity and Bond Fund, International Equity Fund and the LifePath Funds declare and pay dividends and capital gain distributions, if any, at least annually.

The Bond Fund and the Money Market Fund declare dividends daily and pay dividends monthly on the last business day of the month. Capital gain distributions on these Funds, if any, are generally paid annually.

If the Manager has not received payment for your purchase of shares of the Bond Fund or the Money Market Fund, you will not be credited with any declared daily dividend until the day on which the Manager receives the payment.

All dividends and capital gain distributions paid to retirement plan shareholders are automatically reinvested in shares of that Fund on the reinvestment date.

Taxes for Tax-Qualified Accounts. Participants who own Fund shares in tax-qualified accounts will not be subject to federal income taxes on either dividends or capital gain distributions paid by the Funds to the accounts. Instead, participants who own Fund shares in tax-qualified accounts may be taxed when they begin taking distributions from their accounts. Depending on the type of tax-qualified account, there are various restrictions on eligibility, contributions and withdrawals. You should consult with a tax professional on the specific rules governing your own situation.

This prospectus provides general tax information only. It is not intended as tax advice applicable to your own personal situation. You should consult your own tax advisor for information about a Fund's tax consequences that is specific to you.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance of each Fund. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information has been audited by Ernst & Young LLP, whose report, along with each Fund's financial statements, is included in the December 31, 2004 annual report. The annual report may be obtained from the Funds upon request without charge.

(For a share outstanding throughout each period):

                                  Equity Fund

                                            Income from investment operations          Less distributions
                                          ------------------------------------- ---------------------------------

                                 Net         Net     Net gain (loss)
                             asset value, investment on investments  Total from    Net       Net
                              beginning     income   (both realized  investment investment realized     Total
                              of period   (loss) (a) and unrealized) operations   income     gain   distributions
---------------------------- ------------ ---------- --------------- ---------- ---------- -------- -------------

Class R-1 Shares
Period ended 12/31/2004/(d)/    $7.75       $0.04         $0.64        $0.68      $(0.10)    $--       $(0.10)

Class R-2 Shares
Period ended 12/31/2004/(d)/     7.75        0.04          0.64         0.68       (0.10)     --        (0.10)

Class R-3 Shares
Period ended 12/31/2004/(d)/     7.75        0.05          0.64         0.69       (0.11)     --        (0.11)

--------------
(a)Average shares outstanding for the period were used to calculate net investment income per share.
(b)Total return is not annualized for periods that are less than a full year.
(c)Determined on an annualized basis.
(d)From commencement of investment operations August 23, 2004.

                                                          Ratios/supplemental data
                            -------------------------------------------------------------------------------------
                                            Average Net Asset ratios
                                                assuming expense         Average Net Asset ratios
                                                  limitations           absent expense limitations
                             Net assets,  ---------------------------- ----------------------------
Net asset value,   Total    end of period              Net investment               Net investment    Portfolio
 end of period   return (b)  (millions)    Expenses    income (loss)    Expenses    income (loss)   turnover rate
---------------- ---------- ------------- --------     --------------  --------     --------------  -------------

     $8.33          8.76%       $1.13       1.51%/(c)/      1.33%/(c)/   1.51%/(c)/      1.33%/(c)/       2%/(c)/

      8.33          8.82         1.08       1.31/(c)/       1.53/(c)/    1.31/(c)/       1.53/(c)/        2/(c)/

      8.33          8.94         1.08       1.01/(c)/       1.84/(c)/    1.01/(c)/       1.84/(c)/        2/(c)/

FINANCIAL HIGHLIGHTS continued


(For a share outstanding throughout the period):

                             Small Cap Equity Fund

                                              Income from investment operations            Less distributions
                                          ----------------------------------------- ---------------------------------
                                 Net           Net       Net gain (loss)
                             asset value,   investment   on investments  Total from    Net       Net
                              beginning       income     (both realized  investment investment realized     Total
                              of period   (loss) (a) (b) and unrealized) operations income (b)   gain   distributions
---------------------------- ------------ -------------- --------------- ---------- ---------- -------- -------------

Class R-1 Shares
Period ended 12/31/2004/(e)/    $8.79         $(0.02)         $1.75        $1.73       $--       $--         $--

Class R-2 Shares
Period ended 12/31/2004/(e)/     8.79          (0.01)          1.75         1.74        --        --          --

Class R-3 Shares
Period ended 12/31/2004/(e)/     8.79             --           1.75         1.75        --        --          --

--------------
(a)Average shares outstanding for the period were used to calculate net investment income per share.
(b)Net investment income and distributions for Class R-3 shares represent less than $0.01 per share in 2004.
(c)Total return is not annualized for periods that are less than a full year.
(d)Determined on an annualized basis.
(e)From commencement of investment operations August 31, 2004.

                                                           Ratios/supplemental data
                            ---------------------------------------------------------------------------------------
                                            Average Net Asset ratios
                                                assuming expense          Average Net Asset ratios
                                                   limitations           absent expense limitations
                             Net assets,  ----------------------------- -----------------------------
Net asset value,   Total    end of period              Net investment                Net investment     Portfolio
 end of period   return (c)  (millions)    Expenses    income (loss)     Expenses    income (loss)    turnover rate
---------------- ---------- ------------- --------     --------------   --------     --------------   -------------

     $10.52        19.68%       $1.23       1.72%/(d)/     (0.47)%/(d)/   1.80%/(d)/     (0.55)%/(d)/      37%/(d)/

      10.53        19.80         1.20       1.52/(d)/      (0.28)/(d)/    1.60/(d)/      (0.36)/(d)/       37/(d)/

      10.54        19.91         1.20       1.22/(d)/       0.02/(d)/     1.30/(d)/      (0.06)/(d)/       37/(d)/

FINANCIAL HIGHLIGHTS continued


(For a share outstanding throughout each period):

                           International Equity Fund

                                              Income from investment operations            Less distributions
                                          ----------------------------------------- ---------------------------------
                                 Net           Net       Net gain (loss)
                             asset value,   investment   on investments  Total from    Net       Net
                              beginning       income     (both realized  investment investment realized     Total
                              of period   (loss) (a) (b) and unrealized) operations   income   gain (e) distributions
---------------------------- ------------ -------------- --------------- ---------- ---------- -------- -------------

Class R-1 Shares
Period ended 12/31/2004/(e)/    $8.32         $(0.02)         $1.11        $1.09      $(0.09)    $--       $(0.09)

Class R-2 Shares
Period ended 12/31/2004/(e)/     8.32          (0.01)          1.10         1.09       (0.09)     --        (0.09)

Class R-3 Shares
Period ended 12/31/2004/(e)/     8.32             --           1.10         1.10       (0.10)     --        (0.10)

--------------
(a)Average shares outstanding for the period were used to calculate net investment income per share.
(b)Net investment income for Class R-3 shares represents less than $0.01 per share in 2004.
(c)Total return is not annualized for periods that are less than a full year.
(d)Determined on an annualized basis.
(e)From commencement of investment operations September 13, 2004.

                                                           Ratios/supplemental data
                            ---------------------------------------------------------------------------------------
                                            Average Net Asset ratios
                                                assuming expense          Average Net Asset ratios
                                                   limitations           absent expense limitations
                             Net assets,  ----------------------------- -----------------------------
Net asset value,   Total    end of period              Net investment                Net investment     Portfolio
 end of period   return (c)  (millions)    Expenses    income (loss)     Expenses    income (loss)    turnover rate
---------------- ---------- ------------- --------     --------------   --------     --------------   -------------

     $9.32         13.06%       $1.2        1.82%/(d)/     (0.70)%/(d)/   2.04%/(d)/     (0.92)%/(d)/      22%/(d)/

      9.32         13.12         1.1        1.62/(d)/      (0.49)/(d)/    1.84/(d)/      (0.71)/(d)/       22/(d)/

      9.32         13.22         1.1        1.32/(d)/      (0.19)/(d)/    1.54/(d)/      (0.41)/(d)/       22/(d)/

FINANCIAL HIGHLIGHTS continued


(For a share outstanding throughout each period):

                              S&P 500 Index Fund

                                                 Income from investment operations              Less distributions
                                           --------------------------------------------- ---------------------------------
                                  Net                       Net gain (loss)
                              asset value,      Net         on investments    Total from    Net       Net
                               beginning     investment     (both realized    investment investment realized     Total
                               of period   income (a) (b) and unrealized) (a) operations   income     gain   distributions
----------------------------- ------------ -------------- ------------------- ---------- ---------- -------- -------------

Class R-1 Shares
Period ended 12/31/2004 /(f)/    $8.62         $0.04             $0.66          $0.70      $(0.12)    $--       $(0.12)

Class R-2 Shares
Period ended 12/31/2004 /(f)/     8.62          0.05              0.65           0.70       (0.12)     --        (0.12)

Class R-3 Shares
Period ended 12/31/2004 /(f)/     8.62          0.06              0.65           0.71       (0.13)     --        (0.13)

--------------
(a)The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of income and expenses of the Master Portfolio. The expense and net investment income ratios for the Master Portfolio were 0.05% and 1.91%, respectively, for the year ended December 31, 2004.
(b)Average shares outstanding for the period were used to calculate net investment income per share.
(c)Total return is not annualized for periods that are less than a full year.
(d)Amount represents the portfolio turnover rate of the Master Portfolio. For periods less than a full year, the rate represents the entire year.
(e)Determined on an annualized basis.
(f)From commencement of investment operations September 13, 2004.

                                                               Ratios/supplemental data
                            -----------------------------------------------------------------------------------------------
                                             Average Net Asset ratios
                                                 assuming expense            Average Net Asset ratios
                                                   limitations              absent expense limitations
                             Net assets,  ------------------------------ --------------------------------
Net asset value,   Total    end of period                Net investment                  Net investment       Portfolio
 end of period   return (c)  (millions)   Expenses (a)     income (a)    Expenses (a)   income (loss) (a) turnover rate (d)
---------------- ---------- ------------- ------------   --------------  ------------   ----------------- -----------------

     $9.20          8.12%       $1.63         1.12%/(e)/      1.65%/(e)/     1.12%/(e)/       1.65%/(e)/         14%

      9.20          8.11         1.07         0.92/(e)/       1.93/(e)/      0.92/(e)/        1.93/(e)/          14

      9.20          8.20         1.07         0.62/(e)/       2.24/(e)/      0.62/(e)/        2.24/(e)/          14

FINANCIAL HIGHLIGHTS continued


(For a share outstanding throughout each period):

                             Small Cap Index Fund

                                                Income from investment operations              Less distributions
                                          --------------------------------------------- ---------------------------------

                                 Net                       Net gain (loss)
                             asset value,      Net         on investments    Total from    Net       Net
                              beginning     investment     (both realized    investment investment realized     Total
                              of period   income (a) (b) and unrealized) (b) operations   income     gain   distributions
---------------------------- ------------ -------------- ------------------- ---------- ---------- -------- -------------

Class R-1 Shares
Period ended 12/31/2004/(f)/    $12.13        $0.02             $1.73          $1.75      $(0.05)   $(0.39)    $(0.44)

Class R-2 Shares
Period ended 12/31/2004/(f)/     12.13         0.03              1.73           1.76       (0.06)    (0.39)     (0.45)

Class R-3 Shares
Period ended 12/31/2004/(f)/     12.13         0.04              1.73           1.77       (0.07)    (0.39)     (0.46)

--------------
(a)Average shares outstanding for the period were used to calculate net investment income per share.
(b)The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of income and expenses of the Master Portfolio. The expense and net investment income ratios for the Master Portfolio were 0.10% and 1.26%, respectively, for the year ended December 31, 2004.
(c)Total return is not annualized for periods that are less than a full year.
(d)Amount represents the portfolio turnover rate of the Master Portfolio. For periods less than a full year, the rate represents the entire year.
(e)Determined on an annualized basis.
(f)From commencement of investment operations September 13, 2004.

                                                               Ratios/supplemental data
                            -----------------------------------------------------------------------------------------------
                                             Average Net Asset ratios
                                                 assuming expense            Average Net Asset ratios
                                                   limitations              absent expense limitations
                             Net assets,  ------------------------------ --------------------------------
Net asset value,   Total    end of period                Net investment                  Net investment       Portfolio
 end of period   return (c)  (millions)   Expenses (b)     income (b)    Expenses (b)   income (loss) (b) turnover rate (d)
---------------- ---------- ------------- ------------   --------------  ------------   ----------------- -----------------

     $13.44        14.42%       $1.32         1.27%/(e)/      0.57%/(e)/     1.31%/(e)/       0.53%/(e)/         20%

      13.44        14.46         1.11         1.07/(e)/       0.74/(e)/      1.11/(e)/        0.70/(e)/          20

      13.44        14.55         1.11         0.77/(e)/       1.04/(e)/      0.81/(e)/        1.00/(e)/          20

FINANCIAL HIGHLIGHTS continued


(For a share outstanding throughout each period):

                           International Index Fund

                                                Income from investment operations              Less distributions
                                          --------------------------------------------- ---------------------------------

                                 Net                       Net gain (loss)
                             asset value,      Net         on investments    Total from    Net       Net
                              beginning     investment     (both realized    investment investment realized     Total
                              of period   income (a) (b) and unrealized) (a) operations   income     gain   distributions
---------------------------- ------------ -------------- ------------------- ---------- ---------- -------- -------------

Class R-1 Shares
Period ended 12/31/2004/(f)/    $9.07         $0.01             $1.37          $1.38      $(0.13)    $--       $(0.13)

Class R-2 Shares
Period ended 12/31/2004/(f)/     9.07          0.01              1.38           1.39       (0.14)     --        (0.14)

Class R-3 Shares
Period ended 12/31/2004/(f)/     9.07          0.02              1.37           1.39       (0.14)     --        (0.14)

--------------
(a)The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of income and expenses of the Master Portfolio. The expense and net investment income ratios for the Master Portfolio were 0.25% and 2.05%, respectively, for the year ended December 31, 2004.
(b)Average shares outstanding for the period were used to calculate net investment income per share.
(c)Total return is not annualized for periods that are less than a full year.
(d)Amount represents the portfolio turnover rate of the Master Portfolio. For periods less than a full year, the rate represents the entire year.
(e)Determined on an annualized basis.
(f)From commencement of investment operations September 13, 2004.

                                                               Ratios/supplemental data
                            -----------------------------------------------------------------------------------------------
                                             Average Net Asset ratios
                                                 assuming expense            Average Net Asset ratios
                                                   limitations              absent expense limitations
                             Net assets,  ------------------------------ --------------------------------
Net asset value,   Total    end of period                Net investment                  Net investment       Portfolio
 end of period   return (c)  (millions)   Expenses (a)     income (a)    Expenses (a)   income (loss) (a) turnover rate (d)
---------------- ---------- ------------- ------------   --------------  ------------   ----------------- -----------------

     $10.32        15.24%       $1.28         1.47%/(e)/      0.28%/(e)/     1.56%/(e)/       0.19%/(e)/         39%

      10.32        15.27         1.14         1.27/(e)/       0.47/(e)/      1.36/(e)/        0.38/(e)/          39

      10.32        15.37         1.14         0.97/(e)/       0.77/(e)/      1.05/(e)/        0.69/(e)/          39

FINANCIAL HIGHLIGHTS continued


(For a share outstanding throughout each period):

                             Equity and Bond Fund

                                            Income from investment operations          Less distributions
                                          ------------------------------------- ---------------------------------
                                 Net                 Net gain (loss)
                             asset value,    Net     on investments  Total from    Net       Net
                              beginning   investment (both realized  investment investment realized     Total
                              of period   income (a) and unrealized) operations   income     gain   distributions
---------------------------- ------------ ---------- --------------- ---------- ---------- -------- -------------

Class R-1 Shares
Period ended 12/31/2004/(d)/    $9.13       $0.13         $0.35        $0.48      $(0.21)    $--       $(0.21)

Class R-2 Shares
Period ended 12/31/2004/(d)/     9.13        0.14          0.35         0.49       (0.22)     --        (0.22)

Class R-3 Shares
Period ended 12/31/2004/(d)/     9.13        0.15          0.35         0.50       (0.23)     --        (0.23)

--------------
(a)Average shares outstanding for the period were used to calculate net investment income per share.
(b)Total return is not annualized for periods that are less than a full year.
(c)Determined on an annualized basis.
(d)From commencement of investment operations August 31, 2004.

                                                          Ratios/supplemental data
                            -------------------------------------------------------------------------------------
                                            Average Net Asset ratios
                                                assuming expense         Average Net Asset ratios
                                                  limitations           absent expense limitations
                             Net assets,  ---------------------------- ----------------------------
Net asset value,   Total    end of period              Net investment               Net investment    Portfolio
 end of period   return (b)  (millions)    Expenses        income       Expenses        income      turnover rate
---------------- ---------- ------------- --------     --------------  --------     --------------  -------------

     $9.40          5.28%       $1.1        0.82%/(c)/      3.77%/(c)/   0.92%/(c)/      3.67%/(c)/       1%/(c)/

      9.40          5.33         1.0        0.62/(c)/       3.82/(c)/    0.72/(c)/       3.72/(c)/        1/(c)/

      9.40          5.43         1.0        0.32/(c)/       4.13/(c)/    0.42/(c)/       4.03/(c)/        1/(c)/

FINANCIAL HIGHLIGHTS continued


(For a share outstanding throughout each period):

                                   Bond Fund

                                            Income from investment operations          Less distributions
                                          ------------------------------------- ---------------------------------

                                 Net                 Net gain (loss)
                             asset value,    Net     on investments  Total from    Net       Net
                              beginning   investment (both realized  investment investment realized     Total
                              of period     income   and unrealized) operations   income     gain   distributions
---------------------------- ------------ ---------- --------------- ---------- ---------- -------- -------------

Class R-1 Shares
Period ended 12/31/2004/(c)/    $10.61      $0.13         $0.03        $0.16      $(0.13)    $--       $(0.13)

Class R-2 Shares
Period ended 12/31/2004/(c)/     10.61       0.14          0.04         0.18       (0.14)     --        (0.14)

Class R-3 Shares
Period ended 12/31/2004/(c)/     10.61       0.15          0.04         0.19       (0.15)     --        (0.15)

--------------
(a)Total return is not annualized for periods that are less than a full year.
(b)Determined on an annualized basis.
(c)From commencement of investment operations August 23, 2004.

                                                          Ratios/supplemental data
                            -------------------------------------------------------------------------------------
                                            Average Net Asset ratios
                                                assuming expense         Average Net Asset ratios
                                                  limitations           absent expense limitations
                             Net assets,  ---------------------------- ----------------------------
Net asset value,   Total    end of period              Net investment               Net investment    Portfolio
 end of period   return (a)  (millions)    Expenses        income       Expenses        income      turnover rate
---------------- ---------- ------------- --------     --------------  --------     --------------  -------------

     $10.64         1.53%       $1.2        1.00%/(b)/      3.48%/(b)/   1.00%/(b)/      3.48%/(b)/      12%/(b)/

      10.65         1.70         1.0        0.80/(b)/       3.68/(b)/    0.80/(b)/       3.68/(b)/       12/(b)/

      10.65         1.81         1.0        0.50/(b)/       3.98/(b)/    0.50/(b)/       3.98/(b)/       12/(b)/

FINANCIAL HIGHLIGHTS continued


(For a share outstanding throughout the period):

                               Money Market Fund

                                               Income from
                                          investment operations    Less distributions
                                          --------------------- ------------------------

                                 Net
                             asset value,    Net     Total from    Net
                              beginning   investment investment investment     Total
                              of period   income (a) operations income (a) distributions
---------------------------- ------------ ---------- ---------- ---------- -------------

Class R-1 Shares
Period ended 12/31/2004/(d)/    $1.00        $--        $--        $--          $--

Class R-2 Shares
Period ended 12/31/2004/(d)/     1.00         --         --         --           --

Class R-3 Shares
Period ended 12/31/2004/(d)/     1.00         --         --         --           --

--------------
(a)Net investment income and distributions for Class R-1 shares, Class R-2 shares and Class R-3 shares represent less than $0.01 per share in 2004.
(b)Total return is not annualized for periods that are less than a full year.
(c)Determined on an annualized basis.
(d)From commencement of investment operations August 31, 2004.

                                                   Ratios/supplemental data
                            -----------------------------------------------------------------------
                                            Average Net Asset ratios
                                                assuming expense         Average Net Asset ratios
                                                  limitations           absent expense limitations
                             Net assets,  ---------------------------- ----------------------------
Net asset value,   Total    end of period              Net investment               Net investment
 end of period   return (b)  (millions)    Expenses        income       Expenses        income
---------------- ---------- ------------- --------     --------------  --------     --------------

     $1.00          0.31%       $1.12       0.92%/(c)/      0.94%/(c)/   0.98%/(c)/      0.88%/(c)/

      1.00          0.38         1.00       0.72/(c)/       1.14/(c)/    0.78/(c)/       1.08/(c)/

      1.00          0.45         1.06       0.52/(c)/       1.34/(c)/    0.58/(c)/       1.28/(c)/

FINANCIAL HIGHLIGHTS continued


(For a share outstanding throughout each period):

               State Farm Mutual Fund Trust LifePath Income Fund

                                                   Income from investment operations            Less distributions
                                               ----------------------------------------- ---------------------------------
                                                              Net gain (loss)
                              Net asset value,      Net       on investments  Total from    Net       Net
                                 beginning       investment   (both realized  investment investment realized     Total
                                 of period     income (a) (b) and unrealized) operations   income     gain   distributions
----------------------------- ---------------- -------------- --------------- ---------- ---------- -------- -------------

Class R-1 Shares
Period ended 12/31/2004 /(g)/      $10.95          $0.04           $0.44        $0.48      $(0.18)   $(0.17)    $(0.35)

Class R-2 Shares
Period ended 12/31/2004 /(g)/       10.95           0.05            0.43         0.48       (0.17)    (0.17)     (0.34)

Class R-3 Shares
Period ended 12/31/2004 /(g)/       10.95           0.06            0.43         0.49       (0.18)    (0.17)     (0.35)

--------------
(a)The per share net amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of income and expenses of the Master Portfolio and reflect the Manager's voluntary expense limitation threshold. For the period ended December 31, 2004, the net amounts and ratios also include the Fund's indirect proportionate share of the expenses of the Active Stock and CoreAlpha Bond Master Portfolios, and reflect Barclays' voluntary expense waivers of the management fees charged to the Master Portfolio in an amount equal to the Fund's indirect proportionate amount of the management and administration fees, if any, charged to the Underlying Funds, including the Active Stock and CoreAlpha Bond Master Portfolios. The expense and net investment income ratios for the Master Portfolio, assuming Barclays' expense waivers, were 0.31% and 2.46%, respectively, for the period ended December 31, 2004.
(b)Average shares outstanding for the period were used to calculate net investment income.
(c)Total return is not annualized for periods that are less than a full year.
(d)Ratios reflect inclusion of the Fund's proportionate share of income and expenses of the Master Portfolio but do not reflect the Manager's voluntary expense limitation threshold. For the period ended December 31, 2004, the ratios also include the Fund's indirect proportionate share of the expenses of the Active Stock and CoreAlpha Bond Master Portfolios, but do not reflect Barclays' voluntary expense waivers of the management fees charged to the Master Portfolio in an amount equal to the Fund's indirect proportionate amount of the management and administration fees, if any, charged to the Underlying Funds, including the Active Stock and CoreAlpha Bond Master Portfolios. The expense and net investment income ratios for the Master Portfolio, excluding any expense waivers for the Underlying Funds were 0.60% and 2.17%, respectively, for the period ended December 31, 2004.
(e)Amount represents the portfolio turnover rate of the Master Portfolio. For periods less than a full year, the rate represents the entire year.
(f)Determined on an annualized basis.
(g)From commencement of investment operations September 13, 2004.

                                                                  Ratios/supplemental data
                                ---------------------------------------------------------------------------------------------
                                                 Average Net Asset ratios       Average Net Asset ratios
                                               assuming expense limitations    absent expense limitations
                                                   and expense waivers            and expense waivers
                                 Net assets,  ------------------------------ ------------------------------
Net asset value, end   Total    end of period                Net investment                 Net investment      Portfolio
     of period       return (c)  (millions)   Expenses (a)     income (a)    Expenses (d)     income (d)    turnover rate (e)
-------------------- ---------- ------------- ------------   --------------  ------------   --------------  -----------------

       $11.08           4.44%       $0.1          1.56%/(f)/      1.30%/(f)/     1.86%/(f)/      1.00%/(f)/        138%

        11.09           4.43         0.1          1.36/(f)/       1.46/(f)/      1.65/(f)/       1.17/(f)/         138

        11.09           4.52         0.1          1.06/(f)/       1.76/(f)/      1.35/(f)/       1.47/(f)/         138

FINANCIAL HIGHLIGHTS continued


(For a share outstanding throughout each period):

                State Farm Mutual Fund Trust LifePath 2010 Fund

                                              Income from investment operations            Less distributions
                                          ----------------------------------------- ---------------------------------

                                 Net                     Net gain (loss)
                             asset value,      Net       on investments  Total from    Net       Net
                              beginning     investment   (both realized  investment investment realized     Total
                              of period   income (a) (b) and unrealized) operations   income     gain   distributions
---------------------------- ------------ -------------- --------------- ---------- ---------- -------- -------------

Class R-1 Shares
Period ended 12/31/2004/(g)/    $11.37        $0.04           $0.61        $0.65      $(0.15)   $(0.23)    $(0.38)

Class R-2 Shares
Period ended 12/31/2004/(g)/     11.37         0.05            0.60         0.65       (0.15)    (0.23)     (0.38)

Class R-3 Shares
Period ended 12/31/2004/(g)/     11.37         0.06            0.60         0.66       (0.16)    (0.23)     (0.39)

--------------
(a)The per share net amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of income and expenses of the Master Portfolio and reflect the Manager's voluntary expense limitation threshold. For the period ended December 31, 2004, the net amounts and ratios also include the Fund's indirect proportionate share of the expenses of the Active Stock and CoreAlpha Bond Master Portfolios, and reflect Barclays' voluntary expense waivers of the management fees charged to the Master Portfolio in an amount equal to the Fund's indirect proportionate amount of the management and administration fees, if any, charged to the Underlying Funds, including the Active Stock and CoreAlpha Bond Master Portfolios. The expense and net investment income ratios for the Master Portfolio, assuming Barclays' expense waivers, were 0.30% and 2.32%, respectively, for the period ended December 31, 2004.
(b)Average shares outstanding for the period were used to calculate net investment income.
(c)Total return is not annualized for periods that are less than a full year.
(d)Ratios reflect inclusion of the Fund's proportionate share of income and expenses of the Master Portfolio but do not reflect the Manager's voluntary expense limitation threshold. For the period ended December 31, 2004, the ratios also include the Fund's indirect proportionate share of the expenses of the Active Stock and CoreAlpha Bond Master Portfolios, but do not reflect Barclays' voluntary expense waivers of the management fees charged to the Master Portfolio in an amount equal to the Fund's indirect proportionate amount of the management and administration fees, if any, charged to the Underlying Funds, including the Active Stock and CoreAlpha Bond Master Portfolios. The expense and net investment income ratios for the Master Portfolio, excluding any expense waivers for the Underlying Funds were 0.59% and 2.03%, respectively, for the period ended December 31, 2004.
(e)Amount represents the portfolio turnover rate of the Master Portfolio. For periods less than a full year, the rate represents the entire year.
(f)Determined on an annualized basis.
(g)From commencement of investment operations September 13, 2004.

                                                              Ratios/supplemental data
                            ---------------------------------------------------------------------------------------------
                                             Average Net Asset ratios       Average Net Asset ratios
                                           assuming expense limitations    absent expense limitations
                                               and expense waivers            and expense waivers
                             Net assets,  ------------------------------ ------------------------------
Net asset value,   Total    end of period                Net investment                 Net investment      Portfolio
 end of period   return (c)  (millions)   Expenses (a)     income (a)    Expenses (d)     income (d)    turnover rate (e)
---------------- ---------- ------------- ------------   --------------  ------------   --------------  -----------------

     $11.64         5.66%       $0.1          1.55%/(f)/      1.27%/(f)/     1.85%/(f)/      0.97%/(f)/        130%

      11.64         5.67         0.1          1.35/(f)/       1.38/(f)/      1.65/(f)/       1.08/(f)/         130

      11.64         5.76         0.1          1.05/(f)/       1.66/(f)/      1.35/(f)/       1.36/(f)/         130

FINANCIAL HIGHLIGHTS continued


(For a share outstanding throughout each period):

                State Farm Mutual Fund Trust LifePath 2020 Fund

                                              Income from investment operations            Less distributions
                                          ----------------------------------------- ---------------------------------

                                 Net                     Net gain (loss)
                             asset value,      Net       on investments  Total from    Net       Net
                              beginning     investment   (both realized  investment investment realized     Total
                              of period   income (a) (b) and unrealized) operations   income     gain   distributions
---------------------------- ------------ -------------- --------------- ---------- ---------- -------- -------------

Class R-1 Shares
Period ended 12/31/2004/(g)/    $11.79        $0.05           $0.81        $0.86      $(0.14)   $(0.20)    $(0.34)

Class R-2 Shares
Period ended 12/31/2004/(g)/     11.79         0.05            0.82         0.87       (0.14)    (0.20)     (0.34)

Class R-3 Shares
Period ended 12/31/2004/(g)/     11.79         0.06            0.82         0.88       (0.15)    (0.20)     (0.35)

--------------
(a)The per share net amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of income and expenses of the Master Portfolio and reflect the Manager's voluntary expense limitation threshold. For the period ended December 31, 2004, the net amounts and ratios also include the Fund's indirect proportionate share of the expenses of the Active Stock and CoreAlpha Bond Master Portfolios, and reflect Barclays' voluntary expense waivers of the management fees charged to the Master Portfolio in an amount equal to the Fund's indirect proportionate amount of the management and administration fees, if any, charged to the Underlying Funds, including the Active Stock and CoreAlpha Bond Master Portfolios. The expense and net investment income ratios for the Master Portfolio, assuming Barclays' expense waivers, were 0.29% and 2.05%, respectively, for the period ended December 31, 2004.
(b)Average shares outstanding for the period were used to calculate net investment income.
(c)Total return is not annualized for periods that are less than a full year.
(d)Ratios reflect inclusion of the Fund's proportionate share of income and expenses of the Master Portfolio but do not reflect the Manager's voluntary expense limitation threshold. For the period ended December 31, 2004, the ratios also include the Fund's indirect proportionate share of the expenses of the Active Stock and CoreAlpha Bond Master Portfolios, but do not reflect Barclays' voluntary expense waivers of the management fees charged to the Master Portfolio in an amount equal to the Fund's indirect proportionate amount of the management and administration fees, if any, charged to the Underlying Funds, including the Active Stock and CoreAlpha Bond Master Portfolios. The expense and net investment income ratios for the Master Portfolio, excluding any expense waivers for the Underlying Funds were 0.57% and 1.77%, respectively, for the period ended December 31, 2004.
(e)Amount represents the portfolio turnover rate of the Master Portfolio. For periods less than a full year, the rate represents the entire year.
(f)Determined on an annualized basis.
(g)From commencement of investment operations September 13, 2004.

                                                              Ratios/supplemental data
                            ---------------------------------------------------------------------------------------------
                                             Average Net Asset ratios       Average Net Asset ratios
                                           assuming expense limitations    absent expense limitations
                                               and expense waivers            and expense waivers
                             Net assets,  ------------------------------ ------------------------------
Net asset value,   Total    end of period                Net investment                 Net investment      Portfolio
 end of period   return (c)  (millions)   Expenses (a)     income (a)    Expenses (d)     income (d)    turnover rate (e)
---------------- ---------- ------------- ------------   --------------  ------------   --------------  -----------------

     $12.31         7.32%       $0.2          1.55%/(f)/      1.46%/(f)/     1.86%/(f)/      1.15%/(f)/        140%

      12.32         7.38         0.1          1.35/(f)/       1.35/(f)/      1.65/(f)/       1.05/(f)/         140

      12.32         7.46         0.1          1.05/(f)/       1.64/(f)/      1.35/(f)/       1.34/(f)/         140

FINANCIAL HIGHLIGHTS continued


(For a share outstanding throughout each period):

                State Farm Mutual Fund Trust LifePath 2030 Fund

                                              Income from investment operations            Less distributions
                                          ----------------------------------------- ---------------------------------
                                 Net                     Net gain (loss)
                             asset value,      Net       on investments  Total from    Net       Net
                              beginning     investment   (both realized  investment investment realized     Total
                              of period   income (a) (b) and unrealized) operations   income     gain   distributions
---------------------------- ------------ -------------- --------------- ---------- ---------- -------- -------------

Class R-1 Shares
Period ended 12/31/2004/(g)/    $12.04        $0.05           $0.98        $1.03      $(0.11)   $(0.22)    $(0.33)

Class R-2 Shares
Period ended 12/31/2004/(g)/     12.04         0.05            0.99         1.04       (0.11)    (0.22)     (0.33)

Class R-3 Shares
Period ended 12/31/2004/(g)/     12.04         0.06            0.99         1.05       (0.12)    (0.22)     (0.34)

--------------
(a)The per share net amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of income and expenses of the Master Portfolio and reflect the Manager's voluntary expense limitation threshold. For the period ended December 31, 2004, the net amounts and ratios also include the Fund's indirect proportionate share of the expenses of the Active Stock and CoreAlpha Bond Master Portfolios, and reflect Barclays' voluntary expense waivers of the management fees charged to the Master Portfolio in an amount equal to the Fund's indirect proportionate amount of the management and administration fees, if any, charged to the Underlying Funds, including the Active Stock and CoreAlpha Bond Master Portfolios. The expense and net investment income ratios for the Master Portfolio, assuming Barclays' expense waivers, were 0.28% and 1.93%, respectively, for the period ended December 31, 2004.
(b)Average shares outstanding for the period were used to calculate net investment income.
(c)Total return is not annualized for periods that are less than a full year.
(d)Ratios reflect inclusion of the Fund's proportionate share of income and expenses of the Master Portfolio but do not reflect the Manager's voluntary expense limitation threshold. For the period ended December 31, 2004, the ratios also include the Fund's indirect proportionate share of the expenses of the Active Stock and CoreAlpha Bond Master Portfolios, but do not reflect Barclays' voluntary expense waivers of the management fees charged to the Master Portfolio in an amount equal to the Fund's indirect proportionate amount of the management and administration fees, if any, charged to the Underlying Funds, including the Active Stock and CoreAlpha Bond Master Portfolios. The expense and net investment income ratios for the Master Portfolio, excluding any expense waivers for the Underlying Funds were 0.56% and 1.65%, respectively, for the period ended December 31, 2004.
(e)Amount represents the portfolio turnover rate of the Master Portfolio. For periods less than a full year, the rate represents the entire year.
(f)Determined on an annualized basis.
(g)From commencement of investment operations September 13, 2004.

                                                              Ratios/supplemental data
                            ---------------------------------------------------------------------------------------------
                                             Average Net Asset ratios       Average Net Asset ratios
                                           assuming expense limitations    absent expense limitations
                                               and expense waivers            and expense waivers
                             Net assets,  ------------------------------ ------------------------------
Net asset value,   Total    end of period                Net investment                 Net investment      Portfolio
 end of period   return (c)  (millions)   Expenses (a)     income (a)    Expenses (d)     income (d)    turnover rate (e)
---------------- ---------- ------------- ------------   --------------  ------------   --------------  -----------------

     $12.74         8.60%       $0.2          1.53%/(f)/      1.46%/(f)/     1.87%/(f)/      1.12%/(f)/        138%

      12.75         8.66         0.1          1.34/(f)/       1.32/(f)/      1.67/(f)/       0.99/(f)/         138

      12.75         8.76         0.1          1.04/(f)/       1.61/(f)/      1.37/(f)/       1.28/(f)/         138

FINANCIAL HIGHLIGHTS continued


(For a share outstanding throughout each period):

                State Farm Mutual Fund Trust LifePath 2040 Fund

                                              Income from investment operations            Less distributions
                                          ----------------------------------------- ---------------------------------

                                 Net                     Net gain (loss)
                             asset value,      Net       on investments  Total from    Net       Net
                              beginning     investment   (both realized  investment investment realized     Total
                              of period   income (a) (b) and unrealized) operations   income     gain   distributions
---------------------------- ------------ -------------- --------------- ---------- ---------- -------- -------------

Class R-1 Shares
Period ended 12/31/2004/(g)/    $12.30        $0.05           $1.13        $1.18      $(0.12)   $(0.21)    $(0.33)

Class R-2 Shares
Period ended 12/31/2004/(g)/     12.30         0.05            1.13         1.18       (0.11)    (0.21)     (0.32)

Class R-3 Shares
Period ended 12/31/2004/(g)/     12.30         0.06            1.13         1.19       (0.12)    (0.21)     (0.33)

--------------
(a)The per share net amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of income and expenses of the Master Portfolio and reflect the Manager's voluntary expense limitation threshold. For the period ended December 31, 2004, the net amounts and ratios also include the Fund's indirect proportionate share of the expenses of the Active Stock and CoreAlpha Bond Master Portfolios, and reflect Barclays' voluntary expense waivers of the management fees charged to the Master Portfolio in an amount equal to the Fund's indirect proportionate amount of the management and administration fees, if any, charged to the Underlying Funds, including the Active Stock and CoreAlpha Bond Master Portfolios. The expense and net investment income ratios for the Master Portfolio, assuming Barclays' expense waivers, were 0.28% and 1.74%, respectively, for the period ended December 31, 2004.
(b)Average shares outstanding for the period were used to calculate net investment income.
(c)Total return is not annualized for periods that are less than a full year.
(d)Ratios reflect inclusion of the Fund's proportionate share of income and expenses of the Master Portfolio but do not reflect the Manager's voluntary expense limitation threshold. For the period ended December 31, 2004, the ratios also include the Fund's indirect proportionate share of the expenses of the Active Stock and CoreAlpha Bond Master Portfolios, but do not reflect Barclays' voluntary expense waivers of the management fees charged to the Master Portfolio in an amount equal to the Fund's indirect proportionate amount of the management and administration fees, if any, charged to the Underlying Funds, including the Active Stock and CoreAlpha Bond Master Portfolios. The expense and net investment income ratios for the Master Portfolio, excluding any expense waivers for the Underlying Funds were 0.56% and 1.46%, respectively, for the period ended December 31, 2004.
(e)Amount represents the portfolio turnover rate of the Master Portfolio. For periods less than a full year, the rate represents the entire year.
(f)Determined on an annualized basis.
(g)From commencement of investment operations September 13, 2004.

                                                               Ratios/supplemental data
                            -----------------------------------------------------------------------------------------------
                                             Average Net Asset ratios        Average Net Asset ratios
                                           assuming expense limitations     absent expense limitations
                                               and expense waivers             and expense waivers
                             Net assets,  ------------------------------ --------------------------------
Net asset value,   Total    end of period                Net investment                  Net investment       Portfolio
 end of period   return (c)  (millions)   Expenses (a)     income (a)    Expenses (d)   income (loss) (d) turnover rate (e)
---------------- ---------- ------------- ------------   --------------  ------------   ----------------- -----------------

     $13.15         9.54%       $0.2          1.52%/(f)/      1.38%/(f)/     1.92%/(f)/       0.98%/(f)/         147%

      13.16         9.59         0.1          1.33/(f)/       1.23/(f)/      1.72/(f)/        0.84/(f)/          147

      13.16         9.69         0.1          1.03/(f)/       1.54/(f)/      1.42/(f)/        1.15/(f)/          147

                                  APPENDIX A

                              --------------------
                              Equity Fund
                              --------------------
                              Small Cap Equity
                              Fund
                              --------------------
                              International Equity
                              Fund
                              --------------------
                              S&P 500 Index Fund
                              --------------------
                              Small Cap Index
                              Fund
                              --------------------
                              International Index
                              Fund
                              --------------------
                              Equity and Bond
                              Fund
                              --------------------
                              Bond Fund
                              --------------------
                              Money Market Fund
                              --------------------

Symbols      y - permitted    n - not permitted
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Debt Securities                                    n   n   n   y   n   n   y   y   n
--------------------------------------------------------------------------------------
Asset-Backed Securities                            n   n   n   n   n   n   y   y   y
--------------------------------------------------------------------------------------
Collateralized Mortgage Obligations and
Multiclass Pass-Through Securities                 n   n   n   n   n   n   y   y   n
--------------------------------------------------------------------------------------
Corporate Asset-Backed Securities                  n   n   n   n   n   n   n   n   n
--------------------------------------------------------------------------------------
Mortgage Pass-Through Securities                   n   n   n   n   n   n   y   y   n
--------------------------------------------------------------------------------------
Stripped Mortgage-Backed Securities                n   n   n   n   n   n   n   n   n
--------------------------------------------------------------------------------------
Corporate Securities                               y   y   y   y   y   y   y   y   y
--------------------------------------------------------------------------------------
Loans and Other Direct Indebtedness                n   n   n   n   n   n   n   n   n
--------------------------------------------------------------------------------------
Lower Rated Bonds                                  n   n   n   n   n   n   y   y   n
--------------------------------------------------------------------------------------
Municipal Bonds                                    n   n   n   n   n   n   n   n   n
--------------------------------------------------------------------------------------
Speculative Bonds                                  n   n   n   n   n   n   y   y   n
--------------------------------------------------------------------------------------
U.S. Government Securities                         y   y   y   y   y   y   y   y   y
--------------------------------------------------------------------------------------
Variable and Floating Rate Obligations             n   n   n   y   y   y   n   n   n
--------------------------------------------------------------------------------------
Zero Coupon Bonds                                  n   n   n   n   n   n   y   y   n
--------------------------------------------------------------------------------------
Equity Securities                                  y   y   y   y   y   y   y   y   n
--------------------------------------------------------------------------------------
Foreign Securities Exposure                        y   y   y   n   n   y   y   n   n
--------------------------------------------------------------------------------------
Depositary Receipts                                y   y   y   n   n   y   y   n   n
--------------------------------------------------------------------------------------
Dollar-Denominated Foreign Money Market Securities y   y   y   y   y   y   y   y   y
--------------------------------------------------------------------------------------
Emerging Markets                                   n   n   y   n   n   y   n   n   n
--------------------------------------------------------------------------------------
Foreign Securities                                 y   y   y   n   n   y   y   n   n
--------------------------------------------------------------------------------------
Forward Contracts                                  y   y   y   n   n   y   y   n   n
--------------------------------------------------------------------------------------
Futures Contracts                                  n   n   n   y   y   y   y   y   n
--------------------------------------------------------------------------------------
Indexed Securities/Structured Products             n   n   n   n   n   n   n   n   n
--------------------------------------------------------------------------------------
Inverse Floating Rate Obligations                  n   n   n   n   n   n   n   n   n
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------

                              --------------------
                              Equity Fund
                              --------------------
                              Small Cap Equity
                              Fund
                              --------------------
                              International Equity
                              Fund
                              --------------------
                              S&P 500 Index Fund
                              --------------------
                              Small Cap Index
                              Fund
                              --------------------
                              International Index
                              Fund
                              --------------------
                              Equity and Bond
                              Fund
                              --------------------
                              Bond Fund
                              --------------------
                              Money Market Fund
                              --------------------

Symbols      y - permitted    n - not permitted
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
Investment in Other Investment Companies
-----------------------------------------------------------------------------------
Open-End                                        y   y   y   y   y   y   y   y   y
-----------------------------------------------------------------------------------
Closed-End                                      y   y   y   y   y   y   y   y   y
-----------------------------------------------------------------------------------
Lending of Portfolio Securities                 y   y   y   y   y   y   y   y   y
-----------------------------------------------------------------------------------
Leveraging Transactions                         y   y   y   y   y   y   y   y   y
-----------------------------------------------------------------------------------
Bank Borrowings                                 y   y   y   n   n   n   y   y   y
-----------------------------------------------------------------------------------
Mortgage "Dollar-Roll" Transactions             n   n   n   n   n   n   y   y   n
-----------------------------------------------------------------------------------
Reverse Repurchase Agreements                   y   y   y   y   y   y   y   y   y
-----------------------------------------------------------------------------------
Options                                         n   n   n   y   y   y   y   y   n
-----------------------------------------------------------------------------------
Options on Foreign Currencies                   n   n   n   n   n   n   n   n   n
-----------------------------------------------------------------------------------
Options on Futures Contracts                    n   n   n   y   y   y   y   y   n
-----------------------------------------------------------------------------------
Options on Securities                           n   n   n   n   n   n   n   n   n
-----------------------------------------------------------------------------------
Options on Stock Indices                        n   n   n   y   y   y   n   n   n
-----------------------------------------------------------------------------------
Reset Options                                   n   n   n   n   n   n   n   n   n
-----------------------------------------------------------------------------------
"Yield Curve" Options                           n   n   n   n   n   n   n   n   n
-----------------------------------------------------------------------------------
Repurchase Agreements                           y   y   y   y   y   y   y   y   y
-----------------------------------------------------------------------------------
Restricted Securities                           y   y   y   y   y   y   y   y   y
-----------------------------------------------------------------------------------
Short Sales                                     n   n   n   n   n   n   n   n   n
-----------------------------------------------------------------------------------
Short Sales Against the Box                     n   n   n   n   n   n   n   n   n
-----------------------------------------------------------------------------------
Short Term Instruments                          y   y   y   y   y   y   y   y   y
-----------------------------------------------------------------------------------
Swaps and Related Derivative Instruments        n   n   n   n   n   n   y   y   n
-----------------------------------------------------------------------------------
Temporary Borrowings                            y   y   y   n   n   n   y   y   y
-----------------------------------------------------------------------------------
Temporary Defensive Positions                   y   y   y   n   n   n   y   y   n
-----------------------------------------------------------------------------------
Warrants                                        n   y   y   y   y   y   y   y   n
-----------------------------------------------------------------------------------
"When-issued" Securities                        y   y   y   y   y   y   y   y   y
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------

ADDITIONAL INFORMATION ABOUT THE FUNDS

You can obtain more information about the Trust's investments and performance in its annual and semiannual reports to shareowners. The Trust's annual report discusses the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year. You may also wish to read the Statement of Additional Information (SAI) for more information about the Funds. A current SAI has been filed with the SEC and is incorporated in this prospectus by reference.

You can obtain free copies of the Trust's semiannual and annual report and the SAI, request other information, and discuss your questions about the Funds by writing or calling:

                            State Farm Mutual Funds
                                P.O. Box 219548
                          Kansas City, MO 64121-9548
                                 800-447-4930

Public Information. You can review and copy information about the Trust and each Fund, including the SAI, at the Securities and Exchange Commission's Public Reference Room in Washington D.C. You may obtain information on the operation of the public reference room by calling the Commission at 1-202-942-8090. Reports and other information about the Trust and the Funds also are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. You may obtain copies of this information, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the Securities and Exchange Commission, Washington, D.C. 20549-0102.



INVESTMENT CO. ACT FILE NO. 811-10027

    P.O. Box 219548                                          U.S. POSTAGE
                                                                 PAID
    Kansas City, MO 64121-9548                                Chicago, IL
                                                            Permit No. 6065
    FORWARDING SERVICE REQUESTED
                                                         PRESORTED STANDARD







                  State Farm Mutual Funds/TM/ are offered by:
                        State Farm VP Management Corp.
                             One State Farm Plaza
                       Bloomington, Illinois 61710-0001
                                1-800-447-4930


                            Not   .No Bank Guarantee
                           FDIC   .May Lose Value
                          Insured
             120-6344.1-CH

                                                                August 31, 2005


                                    [GRAPHIC]




                                  STATE FARM

                               MUTUAL FUND TRUST
  PROSPECTUS

  Institutional Shares

  State Farm Equity Fund
  State Farm Small Cap Equity Fund
  State Farm International Equity Fund
  State Farm S&P 500(R) Index Fund
  State Farm Small Cap Index Fund
  State Farm International Index Fund
  State Farm Equity and Bond Fund
  State Farm Bond Fund
  State Farm Tax Advantaged Bond Fund
  State Farm Money Market Fund
  State Farm LifePath(R) Income Fund
  State Farm LifePath 2010(R) Fund
  State Farm LifePath 2020(R) Fund
  State Farm LifePath 2030(R) Fund
  State Farm LifePath 2040(R) Fund

                         State Farm Mutual Fund Trust
                             Institutional Shares


  .   State Farm Equity Fund
  .   State Farm Small Cap Equity Fund
  .   State Farm International Equity Fund
  .   State Farm S&P 500(R) Index Fund
  .   State Farm Small Cap Index Fund
  .   State Farm International Index Fund
  .   State Farm Equity and Bond Fund
  .   State Farm Bond Fund
  .   State Farm Tax Advantaged Bond Fund
  .   State Farm Money Market Fund
  .   State Farm LifePath(R) Income Fund
  .   State Farm LifePath 2010(R) Fund
  .   State Farm LifePath 2020(R) Fund
  .   State Farm LifePath 2030(R) Fund
  .   State Farm LifePath 2040(R) Fund



    The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.


                          PROSPECTUS--AUGUST 31, 2005

TABLE OF CONTENTS


                                                         Page

                   Funds at a Glance....................   1

                    State Farm Equity Fund..............   1

                    State Farm Small Cap Equity Fund....   4

                    State Farm International Equity Fund   7

                    State Farm S&P 500 Index Fund.......  10

                    State Farm Small Cap Index Fund.....  13

                    State Farm International Index Fund.  16

                    State Farm Equity and Bond Fund.....  19

                    State Farm Bond Fund................  22

                    State Farm Tax Advantaged Bond Fund.  25

                    State Farm Money Market Fund........  28

                    State Farm LifePath Funds...........  30

                   Expense Information..................  39

                   How the Funds Invest.................  42

                   Managing the Investments
                     of the Funds.......................  55


                                                       Page

                    Shareholder Information...........  62

                     Who Can Purchase Shares..........  62

                     What Type of Account
                       Would You Like.................  63

                     Minimum Investments..............  65

                     Shareholder Servicing Fee........  65

                     Calculating Net Asset Value......  65

                     How to Buy and Sell Shares.......  66

                     How to Exchange Shares...........  69

                     How to Redeem Fund Shares........  69

                     Policies for Low Balance Accounts  72

                     Signature Guarantee..............  72

                     Excessive Trading/Market Timing..  73

                    Shared Delivery...................  75

                    Dividends, Distributions and Taxes  76

                    Financial Highlights..............  78

                    Appendix A........................  93

                    Additional Information
                      About the Funds.................  95

  This Prospectus provides information about State Farm Mutual Fund Trust (the "Trust"). The Trust has fifteen separate portfolios (the "Funds"), each of which is a separate investment portfolio with its own investment objective, investment policies, restrictions, and risks. State Farm Investment Management Corp. (the "Manager") is the investment adviser to each Fund. Each Fund, other than the Tax Advantaged Bond Fund, offers six classes of shares: Class A, Class B, Institutional shares, Class R-1, Class R-2 and Class R-3. The Tax Advantaged Bond Fund offers three classes of shares: Class A, Class B and Institutional shares. This Prospectus offers Institutional Shares of the Funds. Additional information concerning each of the Funds appears following Funds At A Glance.

FUNDS AT A GLANCE

This section discusses each Fund's investment objectives, strategies and risks. Each Fund summary also describes who should consider investing in the Fund in the "Investor Profile" section. Please refer to the detailed description of the Funds' policies in "How the Funds Invest" (beginning on p. 42) for those Funds you wish to purchase.

STATE FARM EQUITY FUND (SLEIX)

 Investment Objective --

The State Farm Equity Fund (the "Equity Fund") seeks long-term growth of capital.


 Investment Sub-Adviser --



Capital Guardian Trust Company ("Capital Guardian").


 Principal Investment Strategies

How does this Fund pursue its investment objective?


The Equity Fund invests under normal circumstances at least 80% of its net assets plus any borrowings in common stocks and other equity securities of U.S. companies with market capitalizations of at least $1.5 billion. Capital Guardian chooses stocks for the Fund's portfolio for their long-term potential to generate capital gains.



In making investment decisions on specific securities, Capital Guardian looks for companies with one or more of the following characteristics:





 .  Below-market price-to-earnings



 .  Below-market price-to-book



 .  Above-market yield



Capital Guardian may sell securities the Fund holds for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.


The Fund may invest up to 25% of its assets in equity securities and depositary receipts of foreign companies.

 Investor Profile

Who should consider investing in the Equity Fund?

The Fund is not an appropriate investment for short-term investors seeking to follow a strategy of market timing. Neither is the Fund an appropriate investment for frequent trading. The Fund is for investors with long-term investment objectives similar to those expressed by the Fund. Please see the prospectus sections on purchasing and exchanging shares for trading restrictions.

You may want to invest in the Equity Fund if you:

.. can tolerate the price fluctuations and volatility that are inherent in investing in a broad based large cap stock mutual fund

..  want to diversify your investments

..  are seeking a growth investment as part of an asset allocation program

                                      or

..  are investing for retirement or other goals that are many years in the future

FUNDS AT A GLANCE  continued



You may not want to invest in the Equity Fund if you:

..  are investing with a shorter investment time horizon in mind

..  are seeking income rather than capital appreciation

                                      or

.. are uncomfortable with an investment whose value is likely to vary substantially

                                     Risks

What are the main risks of investing in this Fund?

                                    [CHART]

                                  Equity Fund

.. Market Risk. The Fund invests mostly in common stocks, which represent an equity interest (ownership) in a business. Stock prices may fluctuate widely over short or even extended periods in response to company, market, or economic news. Stock markets also tend to move in cycles, with periods of rising stock prices and periods of falling stock prices.

.. Foreign Investing Risk. Investing in foreign securities involves higher trading and custody costs than investing in U.S. companies. Accounting, legal and reporting practices are different than in the U.S. and regulation is often less stringent. Potential political or economic instability presents risks, as does the fluctuation in currency exchange rates, as well as the possible imposition of exchange control regulation or currency restrictions that could prevent the conversion of local currencies into U.S. dollars.


.. Management Risk. Capital Guardian's assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance, even in a rising market.


An investment in the Equity Fund is not a deposit of any bank or other insured depository institution and is not insured or guaranteed by the FDIC or any other government agency. You can lose money by investing in the Fund.

 Performance

How has the Equity Fund performed?


The following bar chart and table illustrate certain risks of investing in the Fund. The bar chart shows the Fund's total return for calendar years 2002-2004, during which time the Manager was primarily responsible for the management of the Fund, not Capital Guardian. Capital Guardian commenced serving as investment sub-adviser to the Fund on September 1, 2005.


The table compares the Fund's average annual total return (before and after taxes) for the periods listed to a market index. The after-tax returns in the table are intended to show the impact of assumed federal income taxes on an investment in the Fund.

"Return After Taxes on Distributions" shows the effect of taxable distributions, but assumes that you still hold Fund shares at the end of the period and that you do not have any taxable gain or loss on the disposition of your Fund shares. "Return After Taxes on Distributions and Sale of Fund Shares" shows the effect of both taxable distributions and any taxable gain or loss that you would realize if you purchased Fund shares at the beginning of the specified period and sold Fund shares at the end of the specified period. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as individual retirement accounts. In some instances the "Return After Taxes on Distributions and Sale of Fund Shares" may be greater than the "Return Before Taxes" because the investor is assumed to be able to use the capital loss on the sale of the Fund shares to offset other taxable gains.

                                                    FUNDS AT A GLANCE continued



This information in the bar chart and the table below is intended to help you assess the variability of Fund returns over the periods listed (and consequently, the potential rewards and risks of a Fund investment). The Fund's past performance (before and after taxes) doesn't necessarily indicate how it will perform in the future.

                                    [CHART]

                         Total Return

2002   -18.35%
2003    23.52%
2004     8.34%

The Fund's best and worst quarters during the periods in the bar chart were:

  Best quarter: 11.77% during the 2nd quarter of 2003.

  Worst quarter: -14.86% during the 3rd quarter of 2002.

The following table shows the average annual total return on an investment in the Fund compared to a market index for the period 11/1/2001 (the date Institutional Shares of the Equity Fund commenced investment operations) to 12/31/2004 and for the 1-year period ended December 31, 2004:

                                               11/1/2001
               Equity Fund-                        to
                 Institutional Shares          12/31/2004 1-Year
               ------------------------------- ---------- ------
               Return Before Taxes               4.37%     8.34%
               Return After Taxes on
                Distributions                    4.12%     8.11%
               Return After Taxes on
                Distributions and Sale of Fund
                Shares                           3.65%     7.09%
               S&P 500 Index*                    5.37%    10.88%

*The S&P 500 Index tracks the common stock performance of large U.S. companies in the manufacturing, utilities, transportation and financial industries. In total, the S&P 500 is comprised of 500 common stocks. The S&P 500 Index represents an unmanaged group of stocks that differ from the composition of the Equity Fund. Unlike an investment in the Equity Fund, returns of the S&P 500 Index do not reflect expenses of investing. Moreover, returns of the S&P 500 Index do not reflect any deductions for taxes.

FUNDS AT A GLANCE continued

STATE FARM SMALL CAP EQUITY FUND (SFEIX)

 Investment Objective --

The State Farm Small Cap Equity Fund (the "Small Cap Equity Fund") seeks long-term growth of capital.

 Investment Sub-Adviser --

Capital Guardian Trust Company ("Capital Guardian").

 Principal Investment Strategies

How does this Fund pursue its investment objective?


The Small Cap Equity Fund invests primarily in equity securities of companies with relatively small market capitalizations located in the U.S. The companies in which the Small Cap Equity Fund invests typically have market capitalizations in the same range as found in the Russell 2000 Small Stock Index.(R)* As of April 30, 2005, that market capitalization range was $28 million to $4.9 billion.



The Russell 2000(R) Index is a trademark/service mark, and Russell(TM) is a trademark, of the Frank Russell Company. The Small Cap Equity Fund is not sponsored, endorsed, sold or promoted by the Frank Russell Company, and the Frank Russell Company makes no representation regarding the advisability of investing in the Small Cap Index Fund. For more information regarding the Russell 2000 Small Stock Index, see the Trust's Statement of Additional Information.


The Fund invests in securities that Capital Guardian thinks represent good long-term investment opportunities. Capital Guardian may sell securities when it believes they no longer represent good long-term value.

The Fund may invest up to 25% of its assets in equity securities and depositary receipts of foreign companies.

 Investor Profile

Who should consider investing in the Small Cap Equity Fund?

The Fund is not an appropriate investment for short-term investors seeking to follow a strategy of market timing. Neither is the Fund an appropriate investment for frequent trading. The Fund is for investors with long-term investment objectives similar to those expressed by the Fund. Please see the prospectus sections on purchasing and exchanging shares for trading restrictions.

You may want to invest in the Small Cap Equity Fund if you:

.. can tolerate the price fluctuations and volatility that are inherent in investing in a broad based small cap stock mutual fund

..  want to diversify your investments

.. are seeking a long-term growth investment as part of an asset allocation program

                                      or

..  are investing for retirement or other goals that are many years in the future

You may not want to invest in the Small Cap Equity Fund if you:

..  are investing with a shorter investment time horizon in mind

..  are seeking income rather than capital appreciation

                                      or

.. are uncomfortable with an investment whose value is likely to vary substantially

--------------


*The Russell 2000(R) Index is a trademark/service mark, and Russell(TM) is a trademark, of the Frank Russell Company. The Small Cap Equity Fund is not sponsored, endorsed, sold or promoted by the Frank Russell Company, and the Frank Russell Company makes no representation regarding the advisability of investing in the Small Cap Index Fund. For more information regarding the Russell 2000 Small Stock Index, see the Trust's Statement of Additional Information.

                                                    FUNDS AT A GLANCE continued



                                     Risks

What are the main risks of investing in this Fund?

                                    [CHART]

                              Small Cap Equity Fund

.. Market Risk. The Fund invests mostly in common stocks, which represent an equity interest (ownership) in a business. Stock prices may fluctuate widely over short or even extended periods in response to company, market, or economic news. Stock markets also tend to move in cycles, with periods of rising stock prices and periods of falling stock prices.

.. Smaller Company Size. The Fund invests a large portion of its assets in smaller capitalization companies. The securities of small capitalization companies are often more difficult to value or dispose of, more difficult to obtain information about, and more volatile than stocks of larger, more established companies. In addition, the markets for the Fund's investments may not be actively traded, which increases the risk that Capital Guardian may have difficulty selling securities the Fund holds.

.. Foreign Investing Risk. Investing in foreign securities involves higher trading and custody costs than investing in U.S. companies. Accounting, legal and reporting practices are different than in the U.S. and regulation is often less stringent. Potential political or economic instability presents risks, as does the fluctuation in currency exchange rates, as well as the possible imposition of exchange control regulation or currency restrictions that could prevent the conversion of local currencies into U.S. dollars.

.. Management Risk. Capital Guardian's assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance, even in a rising market.

An investment in the Small Cap Equity Fund is not a deposit of any bank or other insured depository institution and is not insured or guaranteed by the FDIC or any other government agency. You can lose money by investing in the Fund.

 Performance

How has the Small Cap Equity Fund performed?

The following bar chart and table illustrate certain risks of investing in the Fund. The bar chart shows the Fund's total return for calendar years 2003-2004.

The table compares the Fund's average annual total return (before and after taxes) for the periods listed to a market index. The after-tax returns in the table are intended to show the impact of assumed federal income taxes on an investment in the Fund.

"Return After Taxes on Distributions" shows the effect of taxable distributions, but assumes that you still hold Fund shares at the end of the period and that you do not have any taxable gain or loss on the disposition of your Fund shares. "Return After Taxes on Distributions and Sale of Fund Shares" shows the effect of both taxable distributions and any taxable gain or loss that you would realize if you purchased Fund shares at the beginning of the specified period and sold Fund shares at the end of the specified period. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as individual retirement accounts. In some instances the "Return After Taxes on Distributions and Sale of Fund Shares" may be greater than the "Return Before Taxes" because the investor is assumed to be able to use the capital loss on the sale of the Fund shares to offset other taxable gains.

FUNDS AT A GLANCE continued



This information in the bar chart and the table below is intended to help you assess the variability of Fund returns over the periods listed (and consequently, the potential rewards and risks of a Fund investment). The Fund's past performance (before and after taxes) doesn't necessarily indicate how it will perform in the future.

                                    [CHART]

                          Total Return

2003    40.23%
2004     6.57%


The Fund's best and worst quarters during the periods in the bar chart were:

  Best quarter: 22.86% during the 2nd quarter of 2003.

  Worst quarter: -7.68% during the 3rd quarter of 2004.

The following table shows the average annual total return on an investment in the Fund compared to a market index for the period 2/28/2002 (the date Institutional Shares of the Small Cap Equity Fund commenced investment operations) to 12/31/2004 and for the 1-year period ended December 31, 2004:

                                               2/28/2002
               Small Cap Equity Fund-              to
                 Institutional Shares          12/31/2004 1-Year
               ------------------------------- ---------- ------
               Return Before Taxes                5.75%    6.57%
               Return After Taxes on
                Distributions                     5.76%    6.57%
               Return After Taxes on
                Distributions and Sale of Fund
                Shares                            4.93%    5.58%
               Russell 2000(R) Index*            13.69%   18.33%

*The Russell 2000(R) Index tracks the common stock performance of the 2000 smallest U.S. companies in the Russell 3000(R) Index, which represents approximately 10% of the total capitalization of the Russell 3000 Index. Unlike an investment in the Small Cap Equity Fund, returns of the Russell 2000 Index do not reflect expenses of investing. Moreover, returns of the Russell 2000 Index do not reflect any deductions for taxes.

                                                    FUNDS AT A GLANCE continued

STATE FARM INTERNATIONAL EQUITY FUND (SFIIX)

 Investment Objective --

The State Farm International Equity Fund (the "International Equity Fund") seeks long-term growth of capital.

 Investment Sub-Adviser --

Capital Guardian Trust Company ("Capital Guardian")

 Principal Investment Strategies

How does this Fund pursue its investment objective?


The International Equity Fund invests its assets primarily in common stocks of companies located in European countries (Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom), Australia, New Zealand, Hong Kong, Japan and Singapore. The Fund may also invest in companies located in other countries and in emerging markets. There is no restriction on the size of the companies in which the Fund invests.


The Fund invests in securities that Capital Guardian thinks represent good long-term investment opportunities. Capital Guardian may sell securities when it believes they no longer represent good long-term value.

 Investor Profile

Who should consider investing in the International Equity Fund?

The Fund is not an appropriate investment for short-term investors seeking to follow a strategy of market timing. Neither is the Fund an appropriate investment for frequent trading. The Fund is for investors with long-term investment objectives similar to those expressed by the Fund. Please see the prospectus sections on purchasing and exchanging shares for trading restrictions.

You may want to invest in the International Equity Fund if you:

.. can tolerate the price fluctuations and volatility that are inherent in investing in an international stock mutual fund

..  want to diversify your investments

.. are seeking a long-term growth investment as part of an asset allocation program

                                      or

..  are investing for retirement or other goals that are many years in the future

You may not want to invest in the International Equity Fund if you:

..  are investing with a shorter investment time horizon in mind

..  are seeking income rather than capital appreciation

..  are uncomfortable investing in companies that are not located in the United
   States

                                      or

.. are uncomfortable with an investment whose value is likely to vary substantially

FUNDS AT A GLANCE continued



                                     Risks

What are the main risks of investing in this Fund?

                                    [CHART]

                            International Equity Fund

.. Market Risk. The Fund invests mostly in common stocks, which represent an equity interest (ownership) in a business. Stock prices may fluctuate widely over short or even extended periods in response to company, market, or economic news. Stock markets also tend to move in cycles, with periods of rising stock prices and periods of falling stock prices.

.. Foreign Investing Risk. Investing in foreign securities involves higher trading and custody costs than investing in U.S. companies. Accounting, legal and reporting practices are different than in the U.S. and regulation is often less stringent. Potential political or economic instability presents risks, as does the fluctuation in currency exchange rates, as well as the possible imposition of exchange control regulation or currency restrictions that could prevent the conversion of local currencies into U.S. dollars. These risks are heightened for emerging or developing countries, which may experience substantial rates of inflation, may be adversely affected by barriers and may experience rapid depreciation in their currencies.

.. Management Risk. Capital Guardian's assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance, even in a rising market.

An investment in the International Equity Fund is not a deposit of any bank or other insured depository institution and is not insured or guaranteed by the FDIC or any other government agency. You can lose money by investing in the Fund.

 Performance

How has the International Equity Fund performed?

The following bar chart and table illustrate certain risks of investing in the Fund. The bar chart shows the Fund's total return for calendar years 2003-2004.

The table compares the Fund's average annual total return (before and after taxes) for the periods listed to a market index. The after-tax returns in the table are intended to show the impact of assumed federal income taxes on an investment in the Fund.

"Return After Taxes on Distributions" shows the effect of taxable distributions, but assumes that you still hold Fund shares at the end of the period and that you do not have any taxable gain or loss on the disposition of your Fund shares. "Return After Taxes on Distributions and Sale of Fund Shares" shows the effect of both taxable distributions and any taxable gain or loss that you would realize if you purchased Fund shares at the beginning of the specified period and sold Fund shares at the end of the specified period. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as individual retirement accounts. In some instances the "Return After Taxes on Distributions and Sale of Fund Shares" may be greater than the "Return Before Taxes" because the investor is assumed to be able to use the capital loss on the sale of the Fund shares to offset other taxable gains.

                                                    FUNDS AT A GLANCE continued



This information in the bar chart and the table below is intended to help you assess the variability of Fund returns over the periods listed (and consequently, the potential rewards and risks of a Fund investment). The Fund's past performance (before and after taxes) doesn't necessarily indicate how it will perform in the future.

                                    [CHART]

                         Total Return

2003    34.56%
2004    12.78%


The Fund's best and worst quarters during the periods in the bar chart were:

  Best quarter: 17.98% during the 2nd quarter of 2003.

  Worst quarter: -8.90% during the 1st quarter of 2003.

The following table shows the average annual total return on an investment in the Fund compared to a market index for the period 2/28/2002 (the date Institutional Shares of the International Equity Fund commenced investment operations) to 12/31/2004 and for the 1-year period ended December 31, 2004:

                                               2/28/2002
               International Equity Fund-          to
                 Institutional Shares          12/31/2004 1-Year
               ------------------------------- ---------- ------
               Return Before Taxes               10.48%   12.78%
               Return After Taxes on
                Distributions                    10.04%   12.59%
               Return After Taxes on
                Distributions and Sale of Fund
                Shares                            8.80%   10.86%
               EAFE(R) Free Index*               14.51%   20.25%

*The Morgan Stanley Capital International Europe, Australasia and Far East Free
 (EAFE(R) Free) Index currently measures the performance of stock markets of Europe, Australia, New Zealand, and the Far East and takes into account local market restrictions on share ownership by foreigners. The EAFE Free Index is meant to reflect actual opportunities for foreign investors in a local market. Unlike an investment in the International Equity Fund, returns of the EAFE Free Index do not reflect expenses of investing. Moreover, returns of the EAFE Free Index do not reflect any deductions for taxes.

FUNDS AT A GLANCE continued

STATE FARM S&P 500 INDEX FUND (SFXIX)


 Investment Objective --

The State Farm S&P 500 Index Fund (the "S&P 500 Index Fund") seeks to provide investment results that correspond to the total return of publicly traded common stocks in the aggregate, as represented by the Standard & Poor's 500 Stock Index (the "S&P 500(R)* Index").

 Principal Investment Strategies

How does this Fund pursue its investment objectives?

The S&P 500 Index Fund invests all of its assets in a separate series of an unaffiliated mutual fund called Master Investment Portfolio (the "Master Fund"). That series, called the S&P 500 Index Master Portfolio, holds each of the stocks that make up the S&P 500 Index. The S&P 500 Index Master Portfolio and the S&P 500 Index Fund have substantially similar investment objectives. Barclays Global Fund Advisors ("Barclays") is the investment adviser to the S&P 500 Index Master Portfolio.

Barclays seeks to achieve investment performance that is similar to the S&P 500 Index (the Fund's target benchmark). The S&P 500 Index is a widely used measure of large U.S. company stock performance. S&P selects stocks for the S&P 500 Index based upon the following factors:

 .  market value

 . industry group classification (so that the S&P 500 Index represents a broad range of industry segments within the U.S. economy)

 .  trading activity, to ensure ample liquidity and efficient share pricing

 . fundamental analysis, to ensure that companies in the S&P 500 Index are stable

The S&P 500 Index Master Portfolio pursues its investment objective by:

 .  investing in all of the securities that make up the S&P 500 Index

 . investing in these securities in proportions that match the weightings of the S&P 500 Index

Under normal operating conditions, the S&P 500 Index Master Portfolio seeks to invest at least 90% of its total assets in stocks that are represented in the S&P 500 Index.

 Investor Profile

Who should consider investing in the S&P 500 Index Fund?

The Fund is not an appropriate investment for short-term investors seeking to follow a strategy of market timing. Neither is the Fund an appropriate investment for frequent trading. The Fund is for investors with long-term investment objectives similar to those expressed by the Fund. Please see the prospectus sections on purchasing and exchanging shares for trading restrictions.

You may want to invest in the S&P 500 Index Fund if you:

.. can tolerate the price fluctuations and volatility that are inherent in investing in a broad based stock mutual fund

..  want to invest in stocks, but with an indexing approach

..  want to diversify your investments

..  are seeking a growth investment as part of an asset allocation program

                                      or

..  are investing for retirement or other goals that are many years in the future

You may not want to invest in the S&P 500 Index Fund if you:

..  are investing with a shorter investment time horizon in mind

--------------

*"Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500" and
 "500" are trademarks of The McGraw-Hill Companies, Inc. that have been licensed for use by State Farm Mutual Fund Trust. The S&P 500 Index Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representations regarding the advisability of investing in the S&P 500 Index Fund. For more information regarding the S&P 500 Index, see the Trust's Statement of Additional Information.

                                                    FUNDS AT A GLANCE continued



..  are seeking income rather than capital appreciation

                                      or

.. are uncomfortable with an investment whose value is likely to vary substantially

                                     Risks

The main risks of investing in the S&P 500 Index Fund are the same as the main risks of investing in S&P 500 Index Master Portfolio. What are the main risks of investing in the S&P 500 Index Master Portfolio?

                                    [CHART]

                               S&P 500 Index Fund

.. Market Risk. The S&P 500 Index Master Portfolio invests mostly in common stocks, which represent an equity interest (ownership) in a business. Stock prices may fluctuate widely over short or even extended periods in response to company, market, or economic news. Stock markets also tend to move in cycles, with periods of rising stock prices and periods of falling stock prices.

.. Indexing Risk. The S&P 500 Index Master Portfolio attempts to match the performance of the S&P 500 Index, but there is no guarantee that it will be able to do so. The degree to which the S&P 500 Index Master Portfolio fails to track the performance of the index is referred to as "tracking error," which Barclays expects to be less than 5% over time. The S&P 500 Index Master Portfolio tries to stay fully invested at all times in assets that will help it achieve its investment objective. Even when stock prices are falling, the S&P 500 Index Master Portfolio will stay fully invested and may decline more than its benchmark index. An index is not a mutual fund and you cannot invest in an index. The composition and weighting of securities in an index can, and often do, change.

.. Management Risk. Barclays' assessment of the relative weightings of the companies held in the S&P 500 Index Master Portfolio may prove incorrect, resulting in losses or poor performance, even in a rising market.

An investment in the S&P 500 Index Fund is not a deposit of any bank or other insured depository institution and is not insured or guaranteed by the FDIC or any other government agency. You can lose money by investing in the Fund.

 Performance

How has the S&P 500 Index Fund performed?

The following bar chart and table illustrate certain risks of investing in the Fund. The bar chart shows the Fund's total return for calendar years 2003-2004.

The table compares the Fund's average annual total return (before and after taxes) for the periods listed to a market index. The after-tax returns in the table are intended to show the impact of assumed federal income taxes on an investment in the Fund.

"Return After Taxes on Distributions" shows the effect of taxable distributions, but assumes that you still hold Fund shares at the end of the period and that you do not have any taxable gain or loss on the disposition of your Fund shares. "Return After Taxes on Distributions and Sale of Fund Shares" shows the effect of both taxable distributions and any taxable gain or loss that you would realize if you purchased Fund shares at the beginning of the specified period and sold Fund shares at the end of the specified period. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as individual retirement accounts. In some instances the "Return After Taxes on Distributions and Sale of Fund Shares" may be greater than the "Return Before Taxes" because the investor is assumed to be able to use the capital loss on the sale of the Fund shares to offset other taxable gains.

FUNDS AT A GLANCE continued



This information in the bar chart and the table below is intended to help you assess the variability of Fund returns over the periods listed (and consequently, the potential rewards and risks of a Fund investment). The Fund's past performance (before and after taxes) doesn't necessarily indicate how it will perform in the future.

                                    [CHART]

                         Total Return

2003    28.27%
2004    10.59%


The Fund's best and worst quarters during the periods in the bar chart were:

  Best quarter: 15.22% during the 2nd quarter of 2003.

  Worst quarter: -3.61% during the 1st quarter of 2003.
The following table shows the average annual total return on an investment in the Fund compared to a market index for the period 2/28/2002 (the date Institutional Shares of the S&P 500 Index Fund commenced investment operations) to 12/31/2004 and for the 1-year period ended December 31, 2004:

                                               2/28/2002
               S&P 500 Index Fund-                 to
                 Institutional Shares          12/31/2004 1-Year
               ------------------------------- ---------- ------
               Return Before Taxes               4.75%    10.59%
               Return After Taxes on
                Distributions                    4.49%    10.36%
               Return After Taxes on
                Distributions and Sale of Fund
                Shares                           3.97%     9.01%
               S&P 500 Index*                    5.05%    10.88%

*The S&P 500 Index tracks the common stock performance of large U.S. companies in the manufacturing, utilities, transportation and financial industries. In total, the S&P 500 is comprised of 500 common stocks. The S&P 500 Index represents an unmanaged group of stocks that differ from the composition of the S&P 500 Index Fund. Unlike an investment in the S&P 500 Index Fund, returns of the S&P 500 Index do not reflect expenses of investing. Moreover, returns of the S&P 500 Index do not reflect any deductions for taxes.

                                                    FUNDS AT A GLANCE continued

STATE FARM SMALL CAP INDEX FUND (SMIIX)

 Investment Objective --

The State Farm Small Cap Index Fund (the "Small Cap Index Fund") seeks to match as closely as practicable, before fees and expenses, the performance of the Russell 2000 Small Stock Index(R)* (the "Russell 2000 Index").


 Investment Sub-Adviser --



Northern Trust Investments, N.A. ("Northern Trust").


 Principal Investment Strategies

How does this Fund pursue its investment objectives?


Northern Trust seeks to achieve investment performance for the Small Cap Index Fund that is similar to the Russell 2000 Index.


The Russell 2000 Index is an index of 2,000 small companies that is created by taking the largest 3,000 companies in the U.S. and eliminating the largest 1,000 of those companies.


The Small Cap Index Fund pursues its investment objective by investing in a representative sample of the securities contained in the Russell 2000 Index based upon replication and optimization modeling techniques.



Under normal operating conditions, the Small Cap Index Fund seeks to invest at least 80% of its total assets in the equity securities included in the Russell 2000 Index, in weights that approximate the relative composition of the securities contained in the index.


 Investor Profile

Who should consider investing in the Small Cap Index Fund?

The Fund is not an appropriate investment for short-term investors seeking to follow a strategy of market timing. Neither is the Fund an appropriate investment for frequent trading. The Fund is for investors with long-term investment objectives similar to those expressed by the Fund. Please see the prospectus sections on purchasing and exchanging shares for trading restrictions.

You may want to invest in the Small Cap Index Fund if you:

.. can tolerate the price fluctuations and volatility that are inherent in investing in a broad based small cap stock mutual fund

..  want to invest in stocks, but with an indexing approach

..  want to diversify your investments

..  are seeking a growth investment as part of an asset allocation program

                                      or

..  are investing for retirement or other goals that are many years in the future

You may not want to invest in the Small Cap Index Fund if you:

..  are investing with a shorter investment time horizon in mind

..  are seeking income rather than capital appreciation

                                      or

.. are uncomfortable with an investment whose value is likely to vary substantially

--------------

*The Russell 2000(R) Index is a trademark/service mark, and Russell(TM) is a trademark, of the Frank Russell Company. The Small Cap Index Fund is not sponsored, endorsed, sold or promoted by the Frank Russell Company, and the Frank Russell Company makes no representation regarding the advisability of investing in the Small Cap Index Fund. For more information regarding the Russell 2000 Index, see the Trust's Statement of Additional Information.

FUNDS AT A GLANCE continued



                                     Risks


What are the main risks of investing in the Small Cap Index Fund?


                                    [CHART]

                              Small Cap Index Fund


.. Market Risk. The Small Cap Index Fund invests mostly in common stocks, which represent an equity interest (ownership) in a business. Stock prices may fluctuate widely over short or even extended periods in response to company, market, or economic news. Stock markets also tend to move in cycles, with periods of rising stock prices and periods of falling stock prices.



.. Smaller Company Size. Small Cap Index Fund invests a large portion of its assets in smaller capitalization companies. The securities of small capitalization companies are often more difficult to value or dispose of, more difficult to obtain information about, and more volatile than stocks of larger, more established companies. In addition, the markets for the Small Cap Index Fund's investments may not be actively traded, which increases the risk that Northern Trust may have difficulty selling securities Small Cap Index Fund's holds.



.. Indexing Risk. The Small Cap Index Fund's attempts to match the performance of the Russell 2000 Index, but there is no guarantee that it will be able to do so. The degree to which the Small Cap Index Fund's fails to track the performance of the index is referred to as "tracking error." Northern Trust expects that, over time and under normal circumstances, the quarterly performance of the Small Cap Index Fund, before expenses, will be within 95% of the performance of the Russell 2000 Index. The Small Cap Index Fund's tries to stay fully invested at all times in assets that will help it achieve its investment objective. Even when stock prices are falling, the Small Cap Index Fund's will stay fully invested and may decline more than its benchmark index. An index is not a mutual fund and you cannot invest in an index. The composition and weighting of securities in an index can, and often do, change.


An investment in the Small Cap Index Fund is not a deposit of any bank or other insured depository institution and is not insured or guaranteed by the FDIC or any other government agency. You can lose money by investing in the Fund.

 Performance

How has the Small Cap Index Fund performed?


The following bar chart and table illustrate certain risks of investing in the Fund. The bar chart shows the Fund's total return for calendar years 2003-2004, during which time the Fund was a feeder fund that invested all of its assets into a series of Master Fund. Northern Trust commenced serving as investment adviser to the Fund on September 9, 2005.


The table compares the Fund's average annual total return (before and after taxes) for the periods listed to a market index. The after-tax returns in the table are intended to show the impact of assumed federal income taxes on an investment in the Fund.

"Return After Taxes on Distributions" shows the effect of taxable distributions, but assumes that you still hold Fund shares at the end of the period and that you do not have any taxable gain or loss on the disposition of your Fund shares. "Return After Taxes on Distributions and Sale of Fund Shares" shows the effect of both taxable distributions and any taxable gain or loss that you would realize if you purchased Fund shares at the beginning of the specified period and sold Fund shares at the end of the specified period. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as individual retirement accounts. In some instances the "Return After Taxes on Distributions and Sale of Fund Shares" may be greater than the "Return Before Taxes" because the investor is assumed to be able to use the capital loss on the sale of the Fund shares to offset other taxable gains.

                                                    FUNDS AT A GLANCE continued



This information in the bar chart and the table below is intended to help you assess the variability of Fund returns over the periods listed (and consequently, the potential rewards and risks of a Fund investment). The Fund's past performance (before and after taxes) doesn't necessarily indicate how it will perform in the future.

                                    [CHART]

                          Total Return

2003    45.97%
2004    17.84%


The Fund's best and worst quarters during the periods in the bar chart were:

  Best quarter: 22.82% during the 2nd quarter of 2003.

  Worst quarter: -4.53% during the 1st quarter of 2003.

The following table shows the average annual total return on an investment in the Fund compared to a market index for the period 2/28/2002 (the date Institutional Shares of the Small Cap Index Fund commenced investment operations) to 12/31/2004 and for the 1-year period ended December 31, 2004:

                                               2/28/2002
               Small Cap Index Fund-               to
                 Institutional Shares          12/31/2004 1-Year
               ------------------------------- ---------- ------
               Return Before Taxes               13.14%   17.84%
               Return After Taxes on
                Distributions                    12.71%   16.97%
               Return After Taxes on
                Distributions and Sale of Fund
                Shares                           11.18%   14.86%
               Russell 2000(R) Index*            13.69%   18.33%

*The Russell 2000(R) Index tracks the common stock performance of the 2000 smallest U.S. companies in the Russell 3000(R) Index, which represents approximately 10% of the total capitalization of the Russell 3000 Index. Unlike an investment in the Small Cap Index Fund, returns of the Russell 2000 Index do not reflect expenses of investing. Moreover, returns of the Russell 2000 Index do not reflect any deductions for taxes.

FUNDS AT A GLANCE continued

STATE FARM INTERNATIONAL INDEX FUND (SFFFX)

 Investment Objective --

The State Farm International Index Fund (the "International Index Fund") seeks to match as closely as practicable, before fees and expenses, the performance of an international portfolio of common stocks represented by the Morgan Stanley Capital International Europe, Australasia, and Far East Free Index ("EAFE(R) Free Index").*


 Investment Sub-Adviser --



Northern Trust Investments, N.A ("Northern Trust").


 Principal Investment Strategies

How does this Fund pursue its investment objectives?


Northern Trust seeks to achieve investment performance for the International Index Fund that is similar to the EAFE Free Index.



The EAFE Free Index is a capitalization-weighted index that currently includes stocks of companies located in 16 European countries (Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom), Australia, New Zealand, Hong Kong, Japan and Singapore. The International Index Fund selects a representative sample of the securities contained in the EAFE Free Index based upon replication and optimization modeling techniques.



The International Index Fund attempts to remain as fully invested as practicable in a pool of stocks and other equity securities that are found in the EAFE Free Index in a manner that is expected to approximate the performance of the EAFE Free Index. Under normal operating conditions, the International Index Fund seeks to invest at least 80% of its total assets in the equity securities included in the EAFE Free Index, in weights that approximate the relative composition of the securities contained in the index.


 Investor Profile

Who should consider investing in the International Index Fund?

The Fund is not an appropriate investment for short-term investors seeking to follow a strategy of market timing. Neither is the Fund an appropriate investment for frequent trading. The Fund is for investors with long-term investment objectives similar to those expressed by the Fund. Please see the prospectus sections on purchasing and exchanging shares for trading restrictions.

You may want to invest in the International Index Fund if you:

.. can tolerate the price fluctuations and volatility that are inherent in investing in a broad based international stock mutual fund

..  want to invest in stocks, but with an indexing approach

..  want to diversify your investments

..  are seeking a growth investment as part of an asset allocation program

                                      or

..  are investing for retirement or other goals that are many years in the future

You may not want to invest in the International Index Fund if you:

..  are investing with a shorter investment time horizon in mind

..  are seeking income rather than capital appreciation

..  are uncomfortable investing in companies that are not located in the United
   States

                                      or

.. are uncomfortable with an investment whose value is likely to vary substantially

--------------
*The EAFE(R) Free Index is the exclusive property of Morgan Stanley Capital
 International Inc. ("MSCI"). Morgan Stanley Capital International is a service mark of MSCI and has been licensed for use by State Farm Mutual Fund Trust (the "Trust"). EAFE(R) Free is a trade or service mark of MSCI and its affiliates and has been licensed for use for certain purposes by the Trust. The International Index Fund, based on the EAFE(R) Free Index, has not been passed on by MSCI as to its legality or suitability and is not issued, sponsored, endorsed, sold or promoted by MSCI. MSCI makes no warranties and bears no liability with respect to the International Index Fund. MSCI has no responsibility for, and does not participate in the management of, the International Index Fund's assets or the sale of the International Index Fund's shares. The Statement of Additional Information contains a more detailed description of the limited relationship MSCI has with the Trust and the International Index Fund.

                                                   FUNDS AT A GLANCE  continued



                                     Risks


What are the main risks of investing in the International Index Fund?


                                    [CHART]

                            International Index Fund


.. Market Risk. The International Index Fund invests mostly in common stocks, which represent an equity interest (ownership) in a business. Stock prices may fluctuate widely over short or even extended periods in response to company, market, or economic news. Stock markets also tend to move in cycles, with periods of rising stock prices and periods of falling stock prices.


.. Foreign Investing Risk. Investing in foreign securities involves higher trading and custody costs than investing in U.S. companies. Accounting, legal and reporting practices are different than in the U.S. and regulation is often less stringent. Potential political or economic instability presents risks as does the fluctuation in currency exchange rates, as well as the possible imposition of exchange control regulation or currency restrictions that could prevent the conversion of local currencies into U.S. dollars. These risks are heightened for emerging or developing countries, which may experience substantial rates of inflation, may be adversely affected by barriers and may experience rapid depreciation in their currencies.


.. Indexing Risk. The International Index Fund attempts to match the performance of the EAFE Free Index, but there is no guarantee that it will be able to do so. The degree to which the International Index Fund fails to track the performance of the index is referred to as "tracking error." Northern Trust expects that over time and under normal circumstances that the quarterly performance of the International Index Fund, before expenses, will be within 95% of the performance of the EAFE Free Index. The International Index Fund tries to stay fully invested at all times in assets that will help it achieve its investment objective. Even when stock prices are falling, the International Index Fund will stay fully invested and may decline more than the Fund's benchmark index. An index is not a mutual fund and you cannot invest in an index. The composition and weighting of securities in an index can, and often do, change.


An investment in the International Index Fund is not a deposit of any bank or other insured depository institution and is not insured or guaranteed by the FDIC or any other government agency. You can lose money by investing in the Fund.

 Performance

How has the International Index Fund performed?


The following bar chart and table illustrate certain risks of investing in the Fund. The bar chart shows the Fund's total return for calendar years 2003-2004, during which time the Fund was a feeder fund that invested all of its assets into a series of Master Fund. Northern Trust commenced serving as investment adviser to the Fund on September 9, 2005.


The table compares the Fund's average annual total return (before and after taxes) for the periods listed to a market index. The after-tax returns in the table are intended to show the impact of assumed federal income taxes on an investment in the Fund.

"Return After Taxes on Distributions" shows the effect of taxable distributions, but assumes that you still hold Fund shares at the end of the period and that you do not have any taxable gain or loss on the disposition of your Fund shares. "Return After Taxes on Distributions and Sale of Fund Shares" shows the effect of both taxable distributions and any taxable gain or loss that you would realize if you purchased Fund shares at the beginning of the specified period and sold Fund shares at the end of the specified period. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as individual retirement accounts. In some instances the "Return After Taxes on Distributions and Sale of Fund Shares" may be greater than the "Return Before Taxes"

FUNDS AT A GLANCE continued


because the investor is assumed to be able to use the capital loss on the sale of the Fund shares to offset other taxable gains.

This information in the bar chart and the table below is intended to help you assess the variability of Fund returns over the periods listed (and consequently, the potential rewards and risks of a Fund investment). The Fund's past performance (before and after taxes) doesn't necessarily indicate how it will perform in the future.

                                    [CHART]

                         Total Return

2003    37.79%
2004    19.81%


The Fund's best and worst quarters during the periods in the bar chart were:

  Best quarter: 19.12% during the 2nd quarter of 2003.

  Worst quarter: -8.23% during the 1st quarter of 2003.

The following table shows the average annual total return on an investment in the Fund compared to a market index for the period 2/28/2002 (the date Institutional Shares of the International Index Fund commenced investment operations) to 12/31/2004 and for the 1-year period ended December 31, 2004:

                                               2/28/2002
               International Index Fund-           to
                 Institutional Shares          12/31/2004 1-Year
               ------------------------------- ---------- ------
               Return Before Taxes               13.84%   19.81%
               Return After Taxes on
                Distributions                    13.43%   19.55%
               Return After Taxes on
                Distributions and Sale of Fund
                Shares                           11.77%   16.84%
               EAFE(R) Free Index*               14.51%   20.25%

*The Morgan Stanley Capital International Europe, Australasia and Far East Free
 (EAFE(R) Free) Index currently measures the performance of stock markets of Europe, Australia, New Zealand, and the Far East and takes into account local market restrictions on share ownership by foreigners. The EAFE Free Index is meant to reflect actual opportunities for foreign investors in a local market. Unlike an investment in the International Index Fund, returns of the EAFE Free Index do not reflect expenses of investing. Moreover, returns of the EAFE Free Index do not reflect any deductions for taxes.

                                                    FUNDS AT A GLANCE continued

STATE FARM EQUITY AND BOND FUND (SEBIX)

 Investment Objective --

The State Farm Equity and Bond Fund (the "Equity and Bond Fund") seeks long-term growth of principal while providing some current income.

 Principal Investment Strategies

How does this Fund pursue its investment objective?

The Equity and Bond Fund invests all of its assets in shares of the State Farm Equity Fund and the State Farm Bond Fund. Generally, the Equity and Bond Fund attempts to maintain approximately 60% of its net assets in shares of the State Farm Equity Fund and approximately 40% of its net assets in shares of the State Farm Bond Fund. The Equity and Bond Fund never invests more than 75% of its net assets in either underlying Fund. Though the Equity and Bond Fund is not an asset allocation or market timing mutual fund, it does, from time to time, adjust the amount of its assets invested in each underlying Fund as economic, market and financial conditions warrant. Please refer to the descriptions of the investments of the State Farm Equity Fund and the State Farm Bond Fund for a discussion of the portfolio securities of these Funds and the risks associated with each.

 Investor Profile

Who should consider investing in the Equity and Bond Fund?

The Fund is not an appropriate investment for short-term investors seeking to follow a strategy of market timing. Neither is the Fund an appropriate investment for frequent trading. The Fund is for investors with long-term investment objectives similar to those expressed by the Fund. Please see the prospectus sections on purchasing and exchanging shares for trading restrictions.

You may want to invest in the Equity and Bond Fund if you are seeking:

..  long-term growth potential;

..  some current income;

                                      or

.. the convenience of a balanced portfolio of stocks and bonds in a single investment.

You may not want to invest in the Equity and Bond Fund if you:

..  have a short-term investment horizon

.. want the greater growth potential of an investment entirely in equity securities

                                      or

..  are unwilling to accept share price fluctuations

                                     Risks

What are the main risks of investing in this Fund?

                                    [CHART]

                              Equity and Bond Fund

.. In General. Because the Equity and Bond Fund invests all of its assets in the State Farm Equity Fund and the State Farm Bond Fund, the risks of investing in the Equity and Bond Fund are the same as investing in those underlying Funds.

..  Market Risk. The Fund invests all of its assets in the State Farm Equity
   Fund and the State Farm Bond Fund. The prices of shares of these underlying funds may fluctuate widely over short or even extended periods in response to company, market, or economic news. The markets in which the underlying funds invest also tend to move in cycles, with periods of rising prices and periods of falling prices.

FUNDS AT A GLANCE continued



.. Foreign Investing Risk. The underlying Funds permit investments in foreign securities. Investing in foreign securities involves higher trading and custody costs than investing in U.S. companies. Accounting, legal and reporting practices are different than in the U.S. and regulation is often less stringent. Potential political or economic instability presents risks, as does the fluctuation in currency exchange rates, as well as the possible imposition of exchange control regulation or currency restrictions that could prevent the conversion of local currencies into U.S. dollars.

.. Risk Associated with Investing in Bonds. The Equity and Bond Fund may invest up to 75% of its assets in the State Farm Bond Fund. An investment in the State Farm Bond Fund is subject to risks associated with investing in fixed income securities, such as bonds, which include:

 . Interest Rate Risk. The risk that the bonds that the State Farm Bond Fund holds may decline in market value due to an increase in interest rates. Another risk associated with interest rate changes is call risk. Call risk is the risk that during periods of falling interest rates, a bond issuer will "call" or repay a higher yielding bond before the maturity date of the bond. Under these circumstances, the State Farm Bond Fund may have to reinvest the proceeds in an investment that provides a lower yield than the called bond.

 . Income Risk. The risk that the income from the bonds the State Farm Bond Fund holds will decline due to falling interest rates.

 . Credit Risk. The risk that a bond issuer fails to make principal or interest payments when due to the State Farm Bond Fund, or that the credit quality of the issuer falls.

.. Management Risk. The Manager's assessment of investments and companies held in the underlying Funds may prove incorrect, resulting in losses or poor performance, even in a rising market.

An investment in the Equity and Bond Fund is not a deposit of any bank or other insured depository institution and is not insured or guaranteed by the FDIC or any other government agency. You can lose money by investing in the Fund.

 Performance

How has the Equity and Bond Fund performed?

The following bar chart and table illustrate certain risks of investing in the Fund. The bar chart shows the Fund's total return for calendar years 2003-2004.

The table compares the Fund's average annual total return (before and after taxes) for the periods listed to market indices. The after-tax returns in the table are intended to show the impact of assumed federal income taxes on an investment in the Fund.

"Return After Taxes on Distributions" shows the effect of taxable distributions, but assumes that you still hold Fund shares at the end of the period and that you do not have any taxable gain or loss on the disposition of your Fund shares. "Return After Taxes on Distributions and Sale of Fund Shares" shows the effect of both taxable distributions and any taxable gain or loss that you would realize if you purchased Fund shares at the beginning of the specified period and sold Fund shares at the end of the specified period. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as individual retirement accounts. In some instances the "Return After Taxes on Distributions and Sale of Fund Shares" may be greater than the "Return Before Taxes" because the investor is assumed to be able to use the capital loss on the sale of the Fund shares to offset other taxable gains.

                                                    FUNDS AT A GLANCE continued



This information in the bar chart and the table below is intended to help you assess the variability of Fund returns over the periods listed (and consequently, the potential rewards and risks of a Fund investment). The Fund's past performance (before and after taxes) doesn't necessarily indicate how it will perform in the future.

                                    [CHART]

                          Total Return

2003    15.26%
2004     6.77%


The Fund's best and worst quarters during the years in the bar chart were:

  Best quarter: 7.81% during the 2nd quarter of 2003.

  Worst quarter: -0.99% during the 1st quarter of 2003.

The following table shows the average annual total return on an investment in the Fund compared to a market index for the period 2/28/2002 (the date Institutional Shares of the Equity and Bond Fund commenced investment operations) to 12/31/2004 and for the 1-year period ended December 31, 2004:

                                               2/28/2002
               Equity and Bond Fund-               to
                 Institutional Shares          12/31/2004 1-Year
               ------------------------------- ---------- ------
               Return Before Taxes                4.82%    6.77%
               Return After Taxes on
                Distributions                     3.93%    6.07%
               Return After Taxes on
                Distributions and Sale of Fund
                Shares                            3.62%    5.46%
               S&P 500 Index*                     5.05%   10.88%
               Lehman Brothers Aggregate Bond
                Index**                           5.91%    4.34%
               Blended Benchmark***               5.63%    8.30%

* The S&P 500 Index tracks the common stock performance of large U.S. companies in the manufacturing, utilities, transportation and financial industries. In total, the S&P 500 is comprised of 500 common stocks. The S&P 500 Index represents an unmanaged group of stocks that differ from the composition of the Equity and Bond Fund. Unlike an investment in the Equity and Bond Fund, returns of the S&P 500 Index do not reflect expenses of investing. Moreover, returns of the S&P 500 Index do not reflect any deductions for taxes.

**The Lehman Brothers U.S. Aggregate Bond Index represents debt securities in the U.S. investment grade fixed rate taxable bond market, including government and corporate debt securities, mortgage pass-through debt securities and asset-backed debt securities with maturities greater than one year. The Lehman Brothers U.S. Aggregate Bond Index represents an unmanaged group of debt securities that differ from the composition of the Equity and Bond Fund. Unlike an investment in the Equity and Bond Fund, returns of the Lehman Brothers U.S. Aggregate Bond Index do not reflect expenses of investing. Moreover, returns of the Lehman Brothers U.S. Aggregate Bond Index do not reflect any deductions for taxes.

***The Manager computes the Blended Benchmark using 60% S&P 500 Index and 40%
   Lehman Brothers Aggregate Bond Index. Unlike an investment in the Equity and Bond Fund, returns of the Blended Benchmark do not reflect expenses of investing. Moreover, returns of the Blended Benchmark do not reflect any deductions for taxes.

FUNDS AT A GLANCE continued

STATE FARM BOND FUND (SFBIX)

 Investment Objective --

The State Farm Bond Fund (the "Bond Fund") seeks to realize over a period of years the highest yield consistent with investing in investment grade bonds.


 Principal Investment Strategies

How does this Fund pursue its investment objective?

The Bond Fund invests primarily in investment grade bonds issued by U.S. companies, U.S. government and agency obligations, and mortgage backed securities. Under normal circumstances, the Bond Fund invests at least 80% of its net assets plus any borrowings in investment grade bonds or in bonds that are not rated, but that the Manager has determined to be of comparable quality. A bond is investment grade if Moody's Investors Service, Inc. ("Moody's") or S&P have rated the bond in one of their respective four highest rating categories. Non-investment grade bonds are commonly referred to as "junk bonds." The Bond Fund may invest in the following instruments:

 . Corporate debt securities: investment grade securities issued by domestic and foreign corporations and to a limited extent (up to 20% of its assets), in lower rated securities;

 . U.S. government debt securities: securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities;

 . Foreign government debt securities: investment grade securities issued or guaranteed by a foreign government or its agencies or instrumentalities, payable in U.S. dollars;

 . Asset backed and mortgage backed securities: investment grade securities backed by mortgages, consumer loans and other assets; or

 . Other issuer debt securities: the Fund may invest up to 20% of its assets in debt securities and preferred stocks that are convertible into common stocks as well as nonconvertible preferred stocks or securities.

 Investor Profile

Who should consider investing in the Bond Fund?

The Fund is not an appropriate investment for short-term investors seeking to follow a strategy of market timing. Neither is the Fund an appropriate investment for frequent trading. The Fund is for investors with long-term investment objectives similar to those expressed by the Fund. Please see the prospectus sections on purchasing and exchanging shares for trading restrictions.

You may want to invest in the Bond Fund if you:

.. are seeking higher potential returns than money market funds and are willing to accept the price volatility of bonds with longer maturities

..  want to diversify your investments

..  are seeking an income mutual fund for an asset allocation program

                                      or

..  are retired or nearing retirement

You may not want to invest in the Bond Fund if you:

..  are investing for maximum return over a long time horizon

..  want the greater growth potential of an investment in equity securities

                                      or

..  require stability of your principal

                                                    FUNDS AT A GLANCE continued



                                     Risks

What are the main risks of investing in this Fund?

                                    [CHART]

                                    Bond Fund

.. Risks Associated with Investing in Bonds. The Fund invests primarily in investment grade bonds. An investment in the Fund is subject to risks associated with investing in bonds, which include:

 . Interest Rate Risk. The risks that the bonds the Fund holds may decline in value due to an increase in interest rates. Another risk associated with interest rate changes is call risk. Call risk is the risk that during periods of falling interest rates, a bond issuer will "call" or repay a higher yielding bond before the maturity date of the bond. Under these circumstances, the Fund may have to reinvest the proceeds in an investment that provides a lower yield than the called bond.

 . Prepayment Risk. The risk that homeowners or consumers may repay mortgage or consumer loans, which may affect the yield of mortgage- or asset-backed securities that are backed by such loans.

 . Credit Risk. The risk that a bond issuer fails to make principal or interest payments when due to the Fund, or that the credit quality of the issuer falls. The Fund's investments in securities issued by U.S. Government-sponsored entities, such as the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association, are not funded by Congressional appropriations and are neither guaranteed nor insured by the U.S. Government. Furthermore, no assurances can be given that the U.S. Government would provide financial support to its agencies or instrumentalities where it is not obligated to do so.

 . Management Risk. The Manager's assessment of the bonds held in the Fund may prove incorrect, resulting in losses of our poor performance, even in a rising market.

 . Liquidity Risk. The Manager may have difficulty selling securities the Fund holds at the time it would like to sell, and at the value the Fund has placed on those securities.

An investment in the Bond Fund is not a deposit in any bank or other insured depository institution and is not insured or guaranteed by the FDIC or any other government agency. You can lose money by investing in the Fund.

 Performance

How has the Bond Fund performed?

The following bar chart and table illustrate certain risks of investing in the Fund. The bar chart shows the Fund's total return for calendar years 2002-2004.

The table compares the Fund's average annual total return (before and after taxes) for the periods listed to a market index. The after-tax returns in the table are intended to show the impact of assumed federal income taxes on an investment in the Fund.

"Return After Taxes on Distributions" shows the effect of taxable distributions, but assumes that you still hold Fund shares at the end of the period and that you do not have any taxable gain or loss on the disposition of your Fund shares. "Return After Taxes on Distributions and Sale of Fund Shares" shows the effect of both taxable distributions and any taxable gain or loss that you would realize if you purchased Fund shares at the beginning of the specified period and sold Fund shares at the end of the specified period. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as individual retirement accounts. In some instances the "Return After Taxes on Distributions and Sale of Fund Shares" may be greater than the "Return Before Taxes" because the investor is assumed to be able to use the capital loss on the sale of the Fund shares to offset other taxable gains.

FUNDS AT A GLANCE continued



This information in the bar chart and the table below is intended to help you assess the variability of Fund returns over the periods listed (and consequently, the potential rewards and risks of a Fund investment). The Fund's past performance (before and after taxes) doesn't necessarily indicate how it will perform in the future.

                                    [CHART]

                          Total Return

2002   9.69%
2003   3.69%
2004   4.29%


The Fund's best and worst quarters during the periods in the bar chart were:

  Best quarter: 4.88% during the 3rd quarter of 2002.

  Worst quarter: -2.67% during the 2nd quarter of 2004.

The following table shows the average annual total return on an investment in the Fund compared to a market index for the period 11/1/2001 (the date Institutional Shares of the Bond Fund commenced investment operations) to 12/31/2004 and for the 1-year period ended December 31, 2004:

                                               11/1/2001
               Bond Fund-                          to
                 Institutional Shares          12/31/2004 1-Year
               ------------------------------- ---------- ------
               Return Before Taxes                4.76%    4.29%
               Return After Taxes on
                Distributions                     2.90%    2.73%
               Return After Taxes on
                Distributions and Sale of Fund
                Shares                            2.93%    2.75%
               Lehman Brothers Aggregate Bond
                Index*                            5.16%    4.34%

*The Lehman Brothers U.S. Aggregate Bond Index represents debt securities in the U.S. investment grade fixed rate taxable bond market, including government and corporate debt securities, mortgage pass-through debt securities and asset-backed debt securities with maturities greater than one year. The Lehman Brothers U.S. Aggregate Bond Index represents an unmanaged group of debt securities that differ from the composition of the Bond Fund. Unlike an investment in the Bond Fund, returns of the Lehman Brothers U.S. Aggregate Bond Index do not reflect expenses of investing. Moreover, returns of the Lehman Brothers U.S. Aggregate Bond Index do not reflect any deductions for taxes.

                                                    FUNDS AT A GLANCE continued

STATE FARM TAX ADVANTAGED BOND FUND (SFTIX)

 Investment Objective --

The State Farm Tax Advantaged Bond Fund (the "Tax Advantaged Bond Fund") seeks as high a rate of income exempt from federal income taxes as is consistent with prudent investment management.

 Principal Investment Strategies

How does this Fund pursue its investment objective?

The Tax Advantaged Bond Fund normally invests so that either (1) 80% or more of the Fund's net investment income is exempt from regular federal income tax or
(2) 80% or more of the Fund's net assets is invested in securities that produce income exempt from regular federal income tax.

The Tax Advantaged Bond Fund invests primarily in a diversified selection of municipal bonds (for example, general obligation bonds of a state or bonds financing a specific project). Dividends from the Fund largely will be exempt from federal income tax, but a portion of those dividends may be subject to alternative minimum tax. The Fund may hold bonds with maturities of one to thirty years, although a majority of the Fund's investments are in bonds with maturities longer than five years.

The Fund normally invests at least 80% of its total assets in municipal bonds within the highest four rating categories of Moody's or S&P, meaning that the Fund may invest up to 20% of the Fund's total assets in medium and lower-quality bonds.

The Fund tends to hold most municipal bonds until they mature or are called. The Fund may sell a bond when the proportion of bonds with longer maturities is reduced in anticipation of a bond market decline (a result of rising interest rates), or increased in anticipation of a bond market rise (resulting from a decline in interest rates), or to meet cash flow needs. The Manager may also sell a bond if its credit risk increases significantly or if market conditions have changed so that more attractive investment opportunities are available.
 Investor Profile

Who should consider investing in the Tax Advantaged Bond Fund?

The Fund is not an appropriate investment for short-term investors seeking to follow a strategy of market timing. Neither is the Fund an appropriate investment for frequent trading. The Fund is for investors with long-term investment objectives similar to those expressed by the Fund. Please see the prospectus sections on purchasing and exchanging shares for trading restrictions.

You may want to invest in the Tax Advantaged Bond Fund if you want:

..  regular tax-free dividends

                                      or

..  to reduce taxes on your investment income

You may not want to invest in the Tax Advantaged Bond Fund if you:

..  are seeking long term capital growth

..  want the greater growth potential of an investment in equity securities

..  require stability of your principal

                                      or

..  if you are investing in a tax-deferred account.

FUNDS AT A GLANCE continued



                                     Risks

What are the main risks of investing in the Tax Advantaged Bond Fund?

                                    [CHART]

                            Tax Advantaged Bond Fund

.. Risks Associated with Investing in Bonds. The Fund usually invests exclusively in municipal bonds. The risks associated with municipal bond investments include:

 . Interest Rate Risk. The risk that the municipal bonds the Fund holds may decline in market value due to an increase in interest rates. Another risk associated with interest rate changes is call risk. Call risk is the risk that during periods of falling interest rates, a bond issuer will "call" or repay a higher yielding bond before the maturity date of the bond. Under these circumstances, the Fund may have to reinvest the proceeds in an investment that provides a lower yield than the called bond.

 . Income Risk. The risk that the income from the bonds the Fund holds will decline in value due to falling interest rates.

 . Credit Risk. The risk that the issuer of the municipal bond fails to make principal or interest payments when due to the Fund, or that the credit quality of the issuer falls.

.. Management Risk. The Manager's assessment of the municipal bonds held in the Fund may prove incorrect, resulting in losses or poor performance, even in a rising market.

.. Liquidity Risk. The Manager may have difficulty selling securities the Fund holds at the time it would like to sell, and at the value the Fund has placed on those securities.

.. Municipal Bond Risk. Municipal securities can be significantly affected by political changes as well as uncertainties related to taxation, legislative changes or the rights of municipal security holders. Because many municipal securities are issued to finance similar projects (for example, education, healthcare or transportation), conditions in those sectors can affect the overall municipal market.

An investment in the Tax Advantaged Bond Fund is not a deposit of any bank or other insured depository institution and is not insured or guaranteed by the FDIC or any other government agency. You can lose money by investing in the Fund.

 Performance

How has the Tax Advantaged Bond Fund performed?

The following bar chart and table illustrate certain risks of investing in the Fund. The bar chart shows the Fund's total return for calendar years 2003-2004.

The table compares the Fund's average annual total return (before and after taxes) for the periods listed to a market index. The after-tax returns in the table are intended to show the impact of assumed federal income taxes on an investment in the Fund.

"Return After Taxes on Distributions" shows the effect of taxable distributions, but assumes that you still hold Fund shares at the end of the period and that you do not have any taxable gain or loss on the disposition of your Fund shares. "Return After Taxes on Distributions and Sale of Fund Shares" shows the effect of both taxable distributions and any taxable gain or loss that you would realize if you purchased Fund shares at the beginning of the specified period and sold Fund shares at the end of the specified period. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as individual retirement accounts. In some instances the "Return After Taxes on Distributions and Sale of Fund Shares" may be greater than the "Return Before Taxes" because the investor is assumed to be able to use the capital loss on the sale of the Fund shares to offset other taxable gains.

                                                    FUNDS AT A GLANCE continued



This information in the bar chart and the table below is intended to help you assess the variability of Fund returns over the periods listed (and consequently, the potential rewards and risks of a Fund investment). The Fund's past performance (before and after taxes) doesn't necessarily indicate how it will perform in the future.

                                    [CHART]

                          Total Return

2003    6.18%
2004    4.26%


The Fund's best and worst quarters during the periods in the bar chart were:

  Best quarter: 4.18% during the 3rd quarter of 2004.

  Worst quarter: -2.57% during the 2nd quarter of 2004.
The following table shows the average annual total return on an investment in the Fund compared to a market index for the period 2/28/2002 (the date Institutional Shares of the Tax Advantaged Bond Fund commenced investment operations) to 12/31/2004 and for the 1-year period ended December 31, 2004:

                                               2/28/2002
               Tax Advantaged Bond Fund-           to
                 Institutional Shares          12/31/2004 1-Year
               ------------------------------- ---------- ------
               Return Before Taxes                6.61%    4.26%
               Return After Taxes on
                Distributions                     6.62%    4.26%
               Return After Taxes on
                Distributions and Sale of Fund
                Shares                            6.33%    4.28%
               Lehman Brothers Municipal Bond
                Index*                            5.74%    4.48%

*The Lehman Brothers Municipal Bond Index is an unmanaged index representative of the tax-exempt bond market and is made up of investment grade municipal bonds issued after December 31, 1990, having a remaining maturity of at least one year. The Lehman Brothers Municipal Bond Index differs from the composition of the Tax Advantaged Bond Fund. Unlike an investment in the Tax Advantaged Bond Fund, returns of the Lehman Brothers Municipal Bond Index do not reflect expenses of investing. Moreover, returns of the Lehman Brothers Municipal Bond Index do not reflect any deductions for taxes.

FUNDS AT A GLANCE continued

STATE FARM MONEY MARKET FUND (SAIXX)

 Investment Objective --

The State Farm Money Market Fund (the "Money Market Fund") seeks to maximize current income to the extent consistent with the preservation of capital and maintenance of liquidity.

 Principal Investment Strategies

How does this Fund pursue its investment objective?

Unlike the other Funds, the Money Market Fund seeks to maintain a stable net asset value of $1.00 per share. The Fund invests exclusively in short-term, U.S. dollar-denominated money market securities, including those issued by U.S. and foreign financial institutions, corporate issuers, the U.S. Government and its agencies and instrumentalities, municipalities, foreign governments, and multi-national organizations, such as the World Bank.

 Investor Profile

Who should consider investing in the Money Market Fund?

You may want to invest in the Money Market Fund if you:

..  require stability of principal

..  are seeking an investment for the cash portion of an asset allocation program

.. are looking for an investment with a lower degree of risk during uncertain economic times or periods of stock market volatility

                                      or

..  consider yourself a saver rather than an investor

You may not want to invest in the Money Market Fund if you:

..  are seeking an investment that is likely to significantly outpace inflation

..  are investing for retirement or other longer term goals

                                      or

..  are investing for growth or maximum current income

                                     Risks

What are the main risks of investing in the Money Market Fund?

                                    [CHART]

                                Money Market Fund

Because of the types of securities that the Money Market Fund invests in and their short-term nature, the level of risk associated with the Money Market Fund is lower than most other types of mutual funds. However, an investment in the Fund involves the following risks:

 . Interest Rate Risk. As with any investment whose yield reflects current interest rates, the Fund's yield will change over time. The value of the securities the Fund holds may decline in value due to an increase in interest rates.

 . Income Risk. The risk that the income from the securities the Fund holds will decline in value due to falling interest rates.

 . Credit Risk. The risk that an issuer, or a party to a repurchase agreement that the Fund has entered into, defaults on its obligations. The Fund's investments in securities issued by U.S. Government-sponsored entities, such as the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association, are not funded by Congressional appropriations and are neither guaranteed nor insured by the U.S. Government. Furthermore, no assurances can be given that the U.S. Government would provide financial support to its agencies or instrumentalities where it is not obligated to do so.

 . Inflation Risk. The risk that the value of the assets or income from an investment will be worth less in the future as inflation decreases the value of money.

 . Management Risk. The Manager's assessment of investments held in the Fund may prove incorrect, resulting in losses or poor performance, even in a rising market.

                                                    FUNDS AT A GLANCE continued



An investment in the Money Market Fund is not a deposit of any bank or other insured depository institution and is not insured or guaranteed by the FDIC or any other government agency. Although the Money Market Fund seeks to preserve the value of your investment by maintaining a stable net asset value of $1.00 per share, the Fund may not succeed and you may still lose money by investing in the Fund.

 Performance

How has the Money Market Fund performed?

The following bar chart and table illustrate certain risks of investing in the Fund. The bar chart shows the Fund's total return for calendar years 2003-2004. The table shows the Fund's average annual total return, before taxes, for the periods listed.

This information in the bar chart and the table below is intended to help you assess the variability of Fund returns over the periods listed (and consequently, the potential rewards and risks of a Fund investment). The Fund's past performance doesn't necessarily indicate how it will perform in the future.

                                    [CHART]

                          Total Return

2003   0.94%
2004   1.17%

The Fund's best and worst quarters during the periods in the bar chart were:

  Best quarter: 0.44% during the 4th quarter of 2004.

  Worst quarter: 0.21% during the 3rd quarter of 2003.

The following table shows the average annual total return on an investment in the Fund for the period 2/28/2002 (the date Institutional Shares of the Money Market Fund commenced investment operations) to 12/31/2004 and for the 1-year period ended December 31, 2004:

                                         2/28/2002
                                             to
                     Money Market Fund   12/31/2004 1-Year
                     ------------------- ---------- ------
                     Return Before Taxes   1.19%    1.17%

The Money Market Fund's current seven-day yield on December 31, 2004 was 1.96% for Institutional Class shares.

FUNDS AT A GLANCE continued

STATE FARM LIFEPATH(R) FUNDS-

..  STATE FARM LIFEPATH(R) INCOME FUND (SLRIX)
..  STATE FARM LIFEPATH 2010(R) FUND (SATIX)
..  STATE FARM LIFEPATH 2020(R) FUND (SAWIX)
..  STATE FARM LIFEPATH 2030(R) FUND (SAYIX)
..  STATE FARM LIFEPATH 2040(R) FUND (SAUIX)

The State Farm LifePath Funds(R)/1/ (together referred to as the "LifePath Funds") offer investors comprehensive asset allocation investment strategies tailored to the time when they expect to begin withdrawing assets. Asset allocation is the distribution of investments among broad types of asset classes: stock, bonds and money market instruments. Each LifePath Fund indirectly invests in a combination of stocks, bonds and short-term money market funds in proportions suggested by its own comprehensive investment strategy that gradually becomes more conservative as the year in the LifePath Fund's name approaches, except for the State Farm LifePath Income Fund that is already in its most conservative phase.

Each LifePath Fund invests all of its assets in a separate Master Portfolio of the Master Fund that has a substantially identical investment objective as the LifePath Fund. Each Master Portfolio, in turn, invests in a combination of stock, bond and money market funds (the "Underlying Funds"). For simplicity's sake, all discussion of investment objectives, strategies and risks of a particular LifePath Fund refers also to the objectives, strategies and risks of its corresponding Master Portfolio, unless otherwise indicated. A detailed description of the relationship of the LifePath Funds to their Master Portfolios appears on page 54.

 Investment Objectives

An investment's time horizon marks the point when investors plan to start making net withdrawals.

Each LifePath Fund seeks to maximize assets for retirement or other purposes, consistent with the quantitatively measured risk that investors on average may be willing to accept given their investment time horizon. As a general rule, investors with a longer time horizon have a greater tolerance for risk than investors with a shorter time horizon. Long-term investors are more likely to accept a greater risk of short-term loss for the opportunity of achieving greater long-term gains. Each LifePath Fund has its own time horizon that affects the acceptable risk level of the LifePath Fund and, in turn, its asset allocation.

Specifically:

.. State Farm LifePath Income Fund is managed for investors seeking income and moderate long-term growth of capital.

..  State Farm LifePath 2010 Fund is managed for investors planning to retire
   (or begin to withdraw substantial portions of their investment) approximately in the year 2010.

..  State Farm LifePath 2020 Fund is managed for investors planning to retire
   (or begin to withdraw substantial portions of their investment) approximately in the year 2020.

..  State Farm LifePath 2030 Fund is managed for investors planning to retire
   (or begin to withdraw substantial portions of their investment) approximately in the year 2030.

..  State Farm LifePath 2040 Fund is managed for investors planning to retire
   (or begin to withdraw substantial portions of their investment) approximately in the year 2040.

The Trust's Board of Trustees may change each LifePath Fund's investment objective without shareholder approval. A LifePath Fund will provide shareholders with at least 60 days prior notice of any change in an investment objective.

 Principal Investment Strategies

How do the LifePath Funds pursue their investment objectives?

Principal Investment Strategies Common to All LifePath Funds

The LifePath Funds pursue a common strategy of allocating and reallocating among the Underlying Funds. The LifePath Funds with longer time horizons invest a greater portion of their assets in Underlying Funds that invest in stocks, which

--------------

/1/LifePath(R) Funds, LifePath Income(R), LifePath 2010(R), LifePath 2020(R),
   LifePath 2030(R), and LifePath 2040(R) are registered trademarks of Barclays Global Investors, N.A. ("BGI").

                                                    FUNDS AT A GLANCE continued


provide a greater opportunity for capital appreciation over the long-term. The LifePath Funds with shorter time horizons invest a greater portion of their assets in Underlying Funds that invest in bonds and money market instruments, which typically offer reduced risk and price volatility. The LifePath Funds with shorter time horizons, accordingly, have lower expected returns than the LifePath Funds with longer time horizons.

The Underlying Funds include exchange-traded funds (ETFs), which are investment companies that trade on an exchange like shares of common stock. The ETFs are each based on an index that is composed of a group of securities chosen to represent an entire stock or bond market, or a major market segment. The ETFs attempt to reproduce the return of their respective underlying indexes by holding some or all of the securities included in those indexes. An underlying index may include securities that meet objective criteria, such as foreign, industry sector or company size. Including a security in an index only means that it has satisfied the selection criteria. It implies no expectation about performance.

Asset Allocation Decisions. In determining the allocation of assets to the Underlying Funds, Barclays, the Master Portfolios' investment adviser, uses an investment model that focuses on selecting a mix of investments by measuring their risk level and expected returns. The investment model is based on a proprietary set of criteria that analyzes extensive financial and economic data (such as market interest rates and inflation data), as well as risk correlation and expected return statistics of the world's equity and bond markets. Barclays then allocates the LifePath Funds' assets among the various Underlying Funds. The investment model adjusts each LifePath Fund's risk level by gradually shifting assets from more risky investments, such as Underlying Funds that invest in stocks, to more conservative investments, like Underlying Funds that invest in bonds and money market instruments as the year in the LifePath Fund's name approaches, except for the LifePath Income Fund, which is already in its most conservative phase. As the stated time horizon of a State Farm LifePath Fund approaches, the allocation will become less risky and have lower expected returns.

This strategy stems from the belief that asset allocation decisions -- for example, choosing between stocks and bonds -- matter more to overall investment performance than the selection of a particular stock or bond.

Risk Tolerance

Two general rules of investing have shaped the Funds' strategies of the LifePath Funds:

 . Higher investment returns usually go hand-in-hand with higher risk. Put another way, the greater an investment's potential return, the greater its potential loss. Historically, for example, stocks have outperformed bonds, but the worst year for stocks on record was much worse than the worst year for bonds.

 . The longer the investors' time horizons, the greater their risk tolerance; their investments have more time to recover from losses.

After a Fund Reaches Its Time Horizon

By the time a LifePath Fund reaches the decade identified by its name, it has reached its most conservative phase in terms of building capital (the LifePath Income Fund has already entered this phase). This does not mean, however, that the LifePath Income Fund invests exclusively in the underlying money market fund. Rather, because Barclays believes that most investors are still willing to take some risks in pursuing returns even while drawing on their investments, a portion of the LifePath Income Fund's assets will continue to be allocated to the underlying stock and bond funds, in addition to the underlying money market fund.

Principal Investment Strategies for Each LifePath Fund

.. State Farm LifePath Income Fund is designed for investors seeking income and moderate long-term growth of capital. As of December 31, 2004, the State
   Farm LifePath Income Fund intends to hold about 35% of its assets in the underlying stock funds, 64% of its assets in the underlying bond funds and the rest of its assets in the underlying money market fund.


.. State Farm LifePath 2010 Fund is designed for investors expecting to begin withdrawing assets around the year 2010. As of December 31, 2004, the LifePath 2010 Fund intends to hold about 48% of its assets in the underlying stock funds, 52% of its assets in the underlying bond funds and the rest of its assets in the underlying money market fund. As the stated time horizon approaches, the allocation will become less risky and have lower expected returns.

FUNDS AT A GLANCE continued



.. State Farm LifePath 2020 Fund is designed for investors expecting to begin withdrawing assets around the year 2020. As of December 31, 2004, the State Farm LifePath 2020 Fund intends to hold about 66% of its assets in the underlying stock funds, 34% of its assets in the underlying bond funds and the rest of its assets in the underlying money market fund. As the stated time horizon approaches, the allocation will become less risky and have lower expected returns.

.. State Farm LifePath 2030 Fund is designed for investors expecting to begin withdrawing assets around the year 2030. As of December 31, 2004, the State Farm LifePath 2030 Fund intends to hold about 79% of its assets in the underlying stock funds, 21% of its assets in the underlying bond funds and the rest of its assets in the underlying money market fund. As the stated time horizon approaches, the allocation will become less risky and have lower expected returns.

.. State Farm LifePath 2040 Fund is designed for investors expecting to begin withdrawing assets around the year 2040. As of December 31, 2004, the State Farm LifePath 2040 Fund intends to hold about 90% of its assets in the underlying stock funds, 10% of its assets in the underlying bond funds and the rest of its assets in the underlying money market fund. As the stated time horizon approaches, the allocation will become less risky and have lower expected returns.

 Investor Profile

Who should consider investing in the LifePath Funds?

The LifePath Funds are not appropriate investments for short-term investors seeking to follow a strategy of market timing. Moreover, the LifePath Funds are not appropriate investments for frequent trading. The LifePath Funds are for investors with long-term investment objectives similar to those expressed by the Funds. Please see the prospectus sections on purchasing and exchanging shares for trading restrictions.

You may want to invest in the LifePath Funds if you are seeking:

..  long-term growth potential;

..  some current income;

                                      or

.. the convenience of a balanced portfolio of stocks, bonds and money market instruments in a single investment.

You may not want to invest in the LifePath Funds if you:

.. want the greater growth potential of an investment entirely in equity securities;

                                      or

..  are unwilling to accept share price fluctuations.

Which LifePath Fund should I consider?

In making your investment decision, you should keep in mind:

 . Each LifePath Fund's investment strategy derives from the risk tolerance of average investors with a particular time horizon.

 . The LifePath Fund's time horizon is based on the year in its name, except for the State Farm LifePath Income Fund that is designed for investors with short-term time horizons.

If you are willing to assume greater risk in exchange for the possibility of higher returns, you might direct some or all of your assets to a LifePath Fund with a longer time horizon. If you desire a more conservative investment and are willing to forego some potential returns, you might direct some or all of your assets to a LifePath Fund with a shorter time horizon.

                                     Risks

                                  [FLOW CHART]

                                      Risks

                                                    FUNDS AT A GLANCE continued



What are the main risks of investing in the LifePath Funds?

Each LifePath Fund has a different level of risk and the amount of risk is reflected in its name. The LifePath Funds with shorter time horizons (State Farm LifePath Income Fund and State Farm LifePath 2010 Fund, for instance) will tend to be less risky and have lower expected returns than the LifePath Funds with longer time horizons (e.g., State Farm LifePath 2030 Fund and State Farm LifePath 2040 Fund).

Each LifePath Fund, through its investment in the Underlying Funds, is subject to certain of the Risk Factors described below. Depending on the LifePath Fund's time horizon, it presents these Risk Factors to varying degrees. For example, to the extent that a LifePath Fund emphasizes investment in Underlying Funds that invest in stocks, such as the LifePath 2040 Fund, it presents a higher degree of Stock Investment Risk. Conversely, to the extent that a LifePath Fund emphasizes investment in Underlying Funds that invest in bonds, such as the LifePath Income Fund, it presents a higher degree of Bond Investment Risk. As with any investment, your investment in the LifePath Funds could lose money or the Funds' performance could trail that of alternative investments.

..  Stock Investment Risk
The risks of stock investing include both short-term and prolonged price declines. Stocks held by an Underlying Fund may underperform fixed income investments and stock market indices, segments and sectors. Mid- to small-cap stocks tend to present greater risks than large-cap stocks because they are generally more volatile and can be less liquid.

..  Security Selection Risk
Because the Underlying Funds that are ETFs do not select individual companies in the index on which the ETF is based, those Underlying Funds may hold stocks in companies that present risks that an investment adviser researching individual stocks might seek to avoid.

..  Bond Investment Risk
The risks of fixed income investing include short-term and prolonged price declines; however, such price declines in the bond market have historically been less severe than stock declines.

Credit Risk. Credit risk is the risk that the borrower that issued a bond may not repay principal or interest when due. U.S. Treasury bonds have minimal credit risk because they are backed by the U.S. Government's full faith and credit. Certain securities issued by U.S. Government-sponsored entities, such as the Federal National Mortgage Association, Federal Home Loan Mortgage Corporation and the Federal Home Loan Banks are not guaranteed by the U.S. Government. Additionally, corporate bonds are subject to greater credit risk then U.S. Government bonds and high yield bonds are subject to greater credit risk than higher quality bonds.

Interest Rate Risk. Interest rate risk is the risk that bond prices will decline over short or even long periods due to rising market interest rates. All bonds, including those issued by the U.S. Government and its agencies, are subject to interest rate risk. Their prices tend to move in the opposite direction from market interest rate movements. When interest rates go up, bond prices tend to fall; when rates fall, prices tend to rise. Bonds with longer maturities are affected more by interest rate movements than bonds with shorter maturities, bonds with interest rate reset provisions, notes or money market instruments. Mortgage-backed securities represent interests in or instruments backed by a pool of loans secured by mortgages. Mortgage-backed securities are also subject to prepayment risk and extension risk. The ability of an issuer of such a security to repay principal prior to a security's maturity or extend repayment longer than anticipated can cause duration changes and greater price volatility in response to interest rate changes.

High Yield Securities Risk. Bonds that are in low or below investment-grade rating categories, or are unrated at the time of purchase (sometimes referred to as "junk bonds" or high yield securities) have a greater risk of default and are more volatile than higher-rated securities of similar maturity. The value of these securities is affected by overall economic conditions, interest rates, and the creditworthiness of the individual issuers. Additionally, these lower-rated or unrated bonds may be less liquid and more difficult to value than higher-rated securities.

..  Concentration Risk
If an underlying index of an Underlying Fund concentrates in a particular industry or group of industries, that Underlying Fund may be adversely affected by the performance of those securities and be subject to price volatility. In addition, an

FUNDS AT A GLANCE continued


Underlying Fund that concentrates in a single industry or group of industries may be more susceptible to any single economic, market, political or regulatory occurrence.

..  Foreign Investment Risks
Investments in foreign securities are subject to certain risks, including potentially less liquidity and greater price volatility than securities traded in the U.S. markets. These risks are related to adverse political, regulatory, market or economic developments, and the general risk that foreign markets can and often do perform differently than U.S. markets. Foreign companies may be subject to significantly higher levels of taxation, thereby reducing their earnings potential, and amounts realized on the sale foreign securities may be subject to high levels of foreign taxation.

Investment in foreign securities may be made directly or through investments in American Depositary Receipts (ADRs) and other similar investments. ADRs are receipts for shares of foreign stocks held on deposit in U.S. banks or banks of major European countries. The receipts trade on the U.S. or local European stock markets as would normal stocks, entitling their owners to the dividends and capital gains earned by the real shares stored in bank vaults. Direct investment in foreign securities involves exposure to additional risks, including those related to fluctuations in foreign currency exchange rates, withholding and other taxes, trade settlement, custodial, and other operational risks, and the less stringent investor protection and disclosure standards of some foreign markets. ADRs reduce some of the risks of foreign investing, because a large, liquid market generally exists and U.S. trading and settlement practices reduce currency, custodial and other operational risks. Similar investments (European and Global Depository Receipts) are receipts for stock deposited in foreign bank and trust companies, trade across foreign and domestic markets, and can involve different or greater risks than ADRs.

..  Emerging Markets Risk
Some foreign markets are considered to be emerging market countries. Investment in these countries subjects a LifePath Fund to a greater risk of loss than investments in a developed country. This is due to, among other things, greater market volatility, lower trading volume, political and economic instability, greater risk of market shut down and more governmental limitations on foreign investment policy than those typically found in a developed market. Emerging market securities are securities: (1) issued by companies with their principal place of business or principal office in an "emerging market" country; (2) issued by companies for which the principal securities trading market is an emerging market country; or (3) issued by companies, regardless of where their securities are traded, that derive at least 50% of their revenue or profits from goods produced or sold, investments made, or services performed in emerging market countries or that have at least 50% of their assets in emerging market countries.

..  Market Trading Risks
The Underlying Funds that are ETFs are subject to certain additional risks because they are listed and traded on securities exchanges. There can be no assurance that an active trading market for these particular ETFs will develop or be maintained. Trading in ETFs may be halted because of market conditions or for reasons that, in the view of the listing exchange, make trading in ETFs inadvisable. In addition, trading in ETFs is subject to trading halts caused by extraordinary market volatility pursuant to "circuit breaker" rules. There can be no assurance that the requirements necessary to maintain the listing of ETFs will continue to be met or will remain unchanged. An ETF may trade at, above or below its net asset value ("NAV") per share. The NAV of an ETF will fluctuate with changes in the market value of its holdings. The trading price of an ETF will generally fluctuate in accordance with changes in its NAV, as well as market supply and demand.

..  Model Risk
Although the investment model used to manage the LifePath Funds' assets has been developed and refined over many years, neither the LifePath Funds nor Barclays can offer any assurance that the recommended allocation will either maximize returns or minimize risks. Nor can the LifePath Funds or Barclays offer assurance that a recommended allocation will be the appropriate allocation in all circumstances for every investor with a particular time horizon.

..  Real Estate Investment Risk
Investment in the real estate sector is subject to many of the same risks associated with the direct ownership of real estate, such as adverse changes in national, state or local real estate conditions (resulting from, for example oversupply of or reduced demand for space and changes in market rental rates); obsolescence of properties; changes in the availability, cost

                                                    FUNDS AT A GLANCE continued


and terms of mortgage funds; and the impact of tax, environmental, and other laws.

..  Tracking Error Risk
For those Underlying Funds that seek to track an index, factors such as the fees and expenses of an Underlying Fund, imperfect correlation between an Underlying Fund and the index that it tracks, rounding of prices and changes to an index and regulatory policies, may affect Barclays' ability to achieve close correlation with an index. Therefore, the return of an Underlying Fund that seeks to track an index may deviate from that of the index.

..  Derivative Risk
A derivative is a financial contract whose value, or return, depends on, or is derived from, the value of an underlying asset such as a security or index. Index futures contracts are considered derivatives because they derive their value from the prices of the indexes. Index futures contracts are standardized agreements between two parties that commit one party to sell and the other to buy a stipulated quantity of a market index at a set price on or before a given date in the future. The seller never actually delivers "shares" of the index or shares of all the stocks in the index. Instead, the buyer and the seller settle the difference between the contract price and the market price in cash on the agreed upon date, the buyer paying the difference if the actual price is lower than the contract price and the seller paying the difference if the actual price is higher. Compared to conventional securities, derivatives can be more sensitive to changes in market interest rates or to sudden fluctuations in market prices.

The State Farm LifePath Funds are not bank deposits or obligations of the Manager, State Farm Bank, F.S.B., Barclays or BGI, the parent corporation of Barclays. They are not guaranteed or endorsed by the Federal Deposit Insurance Corporation or any other government agency. Although the Barclays Global Investors Funds ("BGIF") Institutional Money Market Fund, one of the Underlying Funds, seeks to preserve the value of the Master Portfolios' investment in such Underlying Fund at $1.00 per share, it is possible that a Master Portfolio may lose money by investing in this underlying Fund.

Differences Among Funds

The State Farm LifePath Income and the State Farm LifePath 2010 Funds are currently subject to the highest levels of Bond Investment Risk of all of the Funds. The State Farm LifePath 2020 Fund is currently subject to a significant level of Bond Investment Risk, but less than the State Farm LifePath Income and LifePath 2010 Funds. The State Farm LifePath 2030 and the State Farm LifePath 2040 Funds currently have the lowest levels of Bond Investment Risk, although they are not free of such risk altogether.

The State Farm LifePath 2040, LifePath 2030 and the LifePath 2020 Funds, in descending order, are subject to the highest levels of Stock Investment Risk and Foreign Investment Risk. The State Farm LifePath 2010 Fund also currently has a significant level of Stock Investment Risk and Foreign Investment Risk, but less than the State Farm LifePath 2040, LifePath 2030 and the LifePath 2020 Funds. The State Farm LifePath Income Fund currently has the lowest level of Stock Investment Risk and Foreign Investment Risk, although it is not free of such risks altogether.

All of the Funds are subject to Model Risk, to the risks described in this prospectus and to the additional risks described in the Funds' Statement of Additional Information (SAI).

 Performance

How have the LifePath Funds performed?

The following bar charts and tables illustrate certain risks of investing in the LifePath Funds. The bar charts shows each Fund's total return for calendar year 2004.

The tables compare each LifePath Fund's average annual total return (before and after taxes) for the periods listed to market indices. The after-tax returns in the tables are intended to show the impact of assumed federal income taxes on an investment in the Funds.

"Return After Taxes on Distributions" shows the effect of taxable distributions, but assumes that you still hold Fund shares at the end of the period and that you do not have any taxable gain or loss on the disposition of your Fund shares.

FUNDS AT A GLANCE continued


"Return After Taxes on Distributions and Sale of Fund Shares" shows the effect of both taxable distributions and any taxable gain or loss that you would realize if you purchased Fund shares at the beginning of the specified period and sold Fund shares at the end of the specified period. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as individual retirement accounts. In some instances the "Return After Taxes on Distributions and Sale of Fund Shares" may be greater than the "Return Before Taxes" because the investor is assumed to be able to use the capital loss on the sale of the Fund shares to offset other taxable gains.

This information in the bar chart and the table below is intended to help you assess the variability of Fund returns over the periods listed (and consequently, the potential rewards and risks of a Fund investment). A Fund's past performance (before and after taxes) doesn't necessarily indicate how it will perform in the future.

LifePath Income Fund

                                    [CHART]

2004
-----
6.37%


The Fund's best and worst quarters during the year in the bar chart were:

  Best quarter: 4.61% during the 4th quarter of 2004.

  Worst quarter: -1.33% during the 2nd quarter of 2004.

The following table shows the average annual total return on an investment in the Fund compared to market indices for the period May 9, 2003 (the date the Fund commenced investment operations) to 12/31/2004 and for the 1-year period ended December 31, 2004:

                                                   5/09/2003
           LifePath Income Fund-                       to
             Institutional Shares                  12/31/2004 1-Year
           --------------------------------------- ---------- ------
           Return Before Taxes                        9.10%    6.37%
           Return After Taxes on Distributions        8.58%    5.36%
           Return After Taxes on Distributions and
            Sale of Fund Shares                       7.64%    4.95%
           Russell 3000 Index*                       22.08%   11.95%
           EAFE(R) FREE Index*                       34.16%   20.25%
           Citigroup 3 Month Treasury Bill Index*     1.20%    1.24%
           Lehman Brothers U.S. Aggregate Bond
            Index*                                    3.30%    4.34%
           S&P 500 Index*                            19.22%   10.88%

*See footnotes for the LifePath 2040 Fund for descriptions of the indices.

LifePath 2010 Fund

                                    [CHART]

                         Total Return

  2004
 ------
  7.37%


The Fund's best and worst quarters during the year in the bar chart were:

  Best quarter: 5.95% during the 4th quarter of 2004.

  Worst quarter: -0.96% during the 2nd quarter of 2004.

                                                    FUNDS AT A GLANCE continued



The following table shows the average annual total return on an investment in the Fund compared to market indices for the period May 9, 2003 (the date the Fund commenced investment operations) to 12/31/2004 and for the 1-year period ended December 31, 2004:

                                                   5/09/2003
           LifePath 2010 Fund-                         to
             Institutional Shares                  12/31/2004 1-Year
           --------------------------------------- ---------- ------
           Return Before Taxes                       11.69%    7.37%
           Return After Taxes on Distributions       11.10%    6.51%
           Return After Taxes on Distributions and
            Sale of Fund Shares                       9.76%    5.94%
           Russell 3000 Index*                       22.08%   11.95%
           EAFE(R) FREE Index*                       34.16%   20.25%
           Citigroup 3 Month Treasury Bill Index*     1.20%    1.24%
           Lehman Brothers U.S. Aggregate Bond
            Index*                                    3.30%    4.34%
           S&P 500 Index*                            19.22%   10.88%

*See footnotes for the LifePath 2040 Fund for descriptions of the indices.

LifePath 2020 Fund

                                    [CHART]

                    Total Return

  2004
 ------
  9.34%

The Fund's best and worst quarters during the year in the bar chart were:

  Best quarter: 7.75% during the 4/th/ quarter of 2004.

  Worst quarter: -0.51% during the 3rd quarter of 2004.

The following table shows the average annual total return on an investment in the Fund compared to market indices for the period May 9, 2003 (the date the Fund commenced investment operations) to 12/31/2004 and for the 1-year period ended December 31, 2004:

                                                   5/09/2003
           LifePath 2020 Fund-                         to
             Institutional Shares                  12/31/2004 1-Year
           --------------------------------------- ---------- ------
           Return Before Taxes                       15.02%    9.34%
           Return After Taxes on Distributions       14.49%    8.58%
           Return After Taxes on Distributions and
           Sale of Fund Shares                       12.65%    7.64%
           Russell 3000 Index*                       22.08%   11.95%
           EAFE(R) FREE Index*                       34.16%   20.25%
           Citigroup 3 Month Treasury Bill Index*     1.20%    1.24%
           Lehman Brothers U.S. Aggregate Bond
            Index*                                    3.30%    4.34%
           S&P 500 Index*                            19.22%   10.88%

*See footnotes for the LifePath 2040 Fund for descriptions of the indices.

LifePath 2030 Fund

                                    [CHART]

                    Total Return

  2004
 ------
 10.70%

The Fund's best and worst quarters during the year in the bar chart were:

  Best quarter: 9.13% during the 4th quarter of 2004.

  Worst quarter: -1.23% during the 3rd quarter of 2004.

FUNDS AT A GLANCE continued



The following table shows the average annual total return on an investment in the Fund compared to market indices for the period May 9, 2003 (the date the Fund commenced investment operations) to 12/31/2004 and for the 1-year period ended December 31, 2004:

                                                   5/09/2003
           LifePath 2030 Fund-                         to
             Institutional Shares                  12/31/2004 1-Year
           --------------------------------------- ---------- ------
           Return Before Taxes                       17.25%   10.70%
           Return After Taxes on Distributions       16.81%   10.07%
           Return After Taxes on Distributions and
            Sale of Fund Shares                      14.64%    8.91%
           Russell 3000 Index*                       22.08%   11.95%
           EAFE(R) FREE Index*                       34.16%   20.25%
           Citigroup 3 Month Treasury Bill Index*     1.20%    1.24%
           Lehman Brothers U.S. Aggregate Bond
            Index*                                    3.30%    4.34%
           S&P 500 Index*                            19.22%   10.88%

*See footnotes for the LifePath 2040 Fund for descriptions of the indices.

LifePath 2040 Fund

                                    [CHART]

                    Total Return

  2004
 ------
 11.32%

The Fund's best and worst quarters during the year in the bar chart were:

  Best quarter: 10.23% during the 4th quarter of 2004.

  Worst quarter: -1.84% during the 3rd quarter of 2004.

The following table shows the average annual total return on an investment in the Fund compared to market indices for the period May 9, 2003 (the date the Fund commenced investment operations) to 12/31/2004 and for the 1-year period ended December 31, 2004:

                                                    5/09/2003
           LifePath 2040 Fund-                          to
             Institutional Shares                   12/31/2004 1-Year
           ---------------------------------------- ---------- ------
           Return Before Taxes                        19.35%   11.32%
           Return After Taxes on Distributions        18.85%   10.62%
           Return After Taxes on Distributions and
            Sale of Fund Shares                       16.38%    9.34%
           Russell 3000 Index*                        22.08%   11.95%
           EAFE(R) FREE Index**                       34.16%   20.25%
           Citigroup 3 Month Treasury Bill Index***    1.20%    1.24%
           Lehman Brothers U.S. Aggregate Bond
            Index****                                  3.30%    4.34%
           S&P 500 Index*****                         19.22%   10.88%

*See footnotes for the LifePath 2040 Fund for descriptions of the indices.

*TheRussell 3000(R) Index measures the performance of the 3,000 largest U.S.
    companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.
**TheMorgan Stanley Capital International Europe, Australasia and Far East Free
     (EAFE(R) Free) Index currently measures the performance of stock markets of Europe, Australia, New Zealand, and the Far East and takes into account local market restrictions on share ownership by foreigners. The EAFE Free Index is meant to reflect actual opportunities for foreign investors in a local market.
***TheCitigroup Salomon 3 Month Treasury Bill Index is an average of the last
      3-month Treasury bill issues (excluding the current month-end bill). ****TheLehman Brothers U.S. Aggregate Bond Index represents debt securities in the U.S. investment grade fixed rate taxable bond market, including government and corporate debt securities, mortgage pass-through debt securities and asset-backed debt securities with maturities greater than one year.
*****TheS&P 500(R) Index tracks the common stock performance of large U.S.
        companies in the manufacturing, utilities, transportation, and financial industries. In total, the S&P 500 is comprised of 500 common stocks.

The indexes represent unmanaged groups of securities that differ from the composition of the LifePath Funds. Unlike an investment in the LifePath Funds, a theoretical investment in any of the Indexes does not reflect any expenses. It is not possible to invest directly in an index.

EXPENSE INFORMATION


The following tables describe the fees and expenses you would pay if you buy and hold Institutional shares of the Funds. Institutional shares will be referred to in this prospectus as "shares."

               Shareholder Transaction Expenses - For All Funds
                   (fees paid directly from your investment)

--------------------------------------------------------------------------------

        Maximum sales charge (load) imposed on purchases            None
        Maximum deferred sales charge (load)                        None
        Maximum sales charge (load) imposed on reinvested dividends None
        Redemption Fee                                              None
        Exchange Fee                                                None
        Maximum Account Fee/(1)/                                    None

--------------------------------------------------------------------------------

/(1)/For certain types of accounts, if your account balance falls below $1,000 at the close of business on the first business day of November, the account will be charged a low balance fee of $25. See "Shareholder Information - Policies for Low Balance Accounts" for details.

EXPENSE INFORMATION continued


 Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

                                                               Small Cap     International     S&P 500
                                              Equity Fund     Equity Fund     Equity Fund   Index Fund/(2)/
-------------------------------------------- --------------  --------------  -------------  --------------
Management fees                                  0.60%           0.80%           0.80%          0.20%
Distribution (12b-1) Fees                         None            None            None           None
Other expenses                                   0.33%           0.40%           0.63%          0.35%
Total Annual Fund Operating Expenses/(1)(4)/     0.93%           1.20%           1.43%          0.55%

                                               Small Cap     International    Equity and
                                             Index Fund/(2)/ Index Fund/(2)/ Bond Fund/(3)/   Bond Fund
-------------------------------------------- --------------  --------------  -------------  --------------
Management fees                                  0.35%           0.50%           0.40%          0.10%
Distribution (12b-1) Fees                         None            None            None           None
Other expenses                                   0.37%           0.46%           0.42%          0.33%
Total Annual Fund Operating Expenses/(1)(4)/     0.72%           0.96%           0.82%          0.43%

                                               State Farm State Farm State Farm State Farm State Farm
                                Tax     Money   LifePath   LifePath   LifePath   LifePath   LifePath
                             Advantaged Market   Income      2010       2020       2030       2040
                             Bond Fund   Fund  Fund/(2)/  Fund/(2)/  Fund/(2)/  Fund/(2)/  Fund/(2)/
---------------------------- ---------- ------ ---------- ---------- ---------- ---------- ----------
Management fees                0.10%    0.10%    1.04%      1.04%      1.04%      1.04%      1.03%
Distribution (12b-1) Fees       None     None     None       None       None       None       None
Other expenses                 0.35%    0.38%    0.40%      0.36%      0.36%      0.41%      0.50%
Total Annual Fund
  Operating Expenses/(1)(4)/   0.45%    0.48%    1.44%      1.40%      1.40%      1.45%      1.53%
-----------------------------------------------------------------------------------------------------

/(1)/For all Funds other than the LifePath Funds, the Manager has agreed to reimburse each Fund if, and to the extent, the Fund's total annual operating expenses exceed the percentage of each Fund's average net assets indicated in the table below. With respect to the LifePath Funds, Barclays has voluntarily agreed to waive management fees at the Master Portfolio level in an amount equal to the management fees, if any, charged to the Underlying Funds. The Manager has agreed to reimburse each LifePath Fund if, and to the extent the LifePath Fund's total annual operating expenses, including net expenses incurred at the Master Portfolio and Underlying Fund levels, exceed the percentages of each LifePath Fund's average net assets shown in the table below:


                           Expense                                  Expense                                          Expense
                          Reimburse-                               Reimburse-                                       Reimburse-
                             ment                                     ment                                             ment
          Fund            Threshold                 Fund           Threshold                     Fund               Threshold
------------------------- ----------      ------------------------ ----------       ------------------------------- ----------
Equity Fund..............   0.95%         International Index Fund     0.90%        State Farm LifePath Income Fund   1.05%
Small Cap Equity Fund....   1.15%         Equity and Bond Fund....    See/(3)/      State Farm LifePath 2010 Fund..   1.05%
International Equity Fund   1.25%         Bond Fund...............     0.45%        State Farm LifePath 2020 Fund..   1.05%
S&P 500 Index Fund.......   0.55%         Tax Advantaged Bond Fund     0.45%        State Farm LifePath 2030 Fund..   1.05%
Small Cap Index Fund.....   0.70%         Money Market Fund.......     0.45%        State Farm LifePath 2040 Fund..   1.05%

  This reimbursement arrangement is voluntary and may be eliminated by Barclays or the Manager at any time.

/(2)/For the S&P 500 Index Fund, Small Cap Index Fund and International Index
     Fund (the "Equity Index Funds"), the fees and expenses listed include the Fund's and the Master Portfolio's fees and expenses. For the LifePath Funds, the fees and expenses listed include the fees and expenses of the LifePath Funds, the Master Portfolios, and a weighted average of the total operating expense ratios of the Underlying Funds in which the Master Portfolios invest. Because the Master Portfolios began investing in the Underlying Funds in March of 2004, the expense information in the table has been restated to reflect current fees.

/(3)/The Manager has agreed not to be paid an investment advisory and shareholder services fee for performing services for the Equity and Bond Fund. Nevertheless, the Manager will receive investment advisory and shareholder service fees for performing these services for the Funds in which the Equity and Bond Fund invest. The fees and expenses indicated in the expense table for the Equity and Bond Fund include the fees and expenses directly incurred by the Equity and Bond Fund such independent trustee fees and registration fees. Additionally, the fees and expenses shown in the expense table for the Equity and Bond Fund include those expenses indirectly incurred by Equity and Bond Fund shareholders as a result of the Fund's investment in shares of the Equity Fund and shares of the Bond Fund. The Manager has agreed to reimburse the Equity and Bond Fund for all expenses directly incurred by the Fund. This expense reimbursement is voluntary and the Manager may eliminate it at any time.

/(4)/The expense information in this table has been restated to reflect current fees.

                                                  EXPENSE INFORMATION continued



Expense Example

This example is intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 for the time periods indicated, earn a 5% return each year, redeem your shares at the end of the period and that operating expenses remain constant at the level above for "Total Annual Fund Operating Expenses." Your actual returns and costs may be higher or lower than those shown, but based on these assumptions, your expenses will be:

                                             Institutional
             Fund                     1 Year 3 Year 5 Year 10 Year
             ------------------------ ------ ------ ------ -------
             State Farm Equity
              Fund...................  $ 95   $296   $515  $1,143
             State Farm Small Cap
              Equity Fund............  $122   $381   $660  $1,455
             State Farm International
              Equity Fund............  $146   $452   $782  $1,713
             State Farm S&P 500
              Index Fund.............  $ 56   $176   $307  $  689
             State Farm Small Cap
              Index Fund.............  $ 74   $230   $401  $  894
             State Farm International
              Index Fund.............  $ 98   $306   $531  $1,178
             State Farm Equity and
              Bond Fund..............  $ 84   $262   $455  $1,014
             State Farm Bond Fund....  $ 44   $138   $241  $  542
             State Farm Tax
              Advantaged Bond
              Fund...................  $ 46   $144   $252  $  567
             State Farm Money
              Market Fund............  $ 49   $154   $269  $  604
             State Farm LifePath
              Income Fund............  $147   $456   $787  $1,724
             State Farm LifePath
              2010 Fund..............  $143   $443   $766  $1,680
             State Farm LifePath
              2020 Fund..............  $143   $443   $766  $1,680
             State Farm LifePath
              2030 Fund..............  $148   $459   $792  $1,735
             State Farm LifePath
              2040 Fund..............  $156   $483   $834  $1,824

--------------------------------------------------------------------------------

HOW THE FUNDS INVEST


The following discussion provides additional information about how the Funds invest. The first part of this discussion relates to how the Equity Fund, Small Cap Equity Fund, International Equity Fund, S&P 500 Index Fund, Small Cap Index Fund, International Index Fund, Equity and Bond Fund, Bond Fund, Tax Advantage Bond Fund, and Money Market Fund invest. The second part of the discussion relates to how the State Farm LifePath Funds invest.

Equity Fund, Small Cap Equity Fund, International Equity Fund, S&P 500 Index Fund, Small Cap Index Fund, International Index Fund, Equity and Bond Fund, Bond Fund, Tax Advantaged Bond Fund, and the Money Market Fund.

Under ordinary circumstances, each Fund is substantially fully invested. Except for the S&P 500 Index Fund, Small Cap Index Fund and the International Index Fund (collectively, the "Equity Index Funds"), and the Money Market Fund, each Fund may take a temporary defensive position in attempting to respond to adverse market, economic, political or other conditions. If the Manager or Capital Guardian determine that market or economic conditions warrant a temporary defensive position, the Funds each manage may hold up to 100% of their assets in cash, cash equivalents or other temporary investments such as short-term government or corporate obligations. During those periods, a Fund's assets may not be invested in accordance with its strategy and the Fund may not achieve its investment objective.

Each Fund may also:

 . Lend securities to financial institutions, enter into repurchase agreements and purchase securities on a when-issued or forward commitment basis; and

 . Invest in U.S. dollar-denominated foreign money market securities, although no more than 25% of a Fund's assets may be invested in foreign money market securities unless such securities are backed by a U.S. parent financial institution.

Except for the Equity Index Funds, each Fund may, from time to time, borrow money in amounts up to 33 1/3% of its total assets (including the amount borrowed) for temporary purposes to pay for redemptions. A Fund may not purchase additional securities when borrowings exceed 5% of its total assets (including the amount borrowed). The Funds do not anticipate engaging in active and frequent trading of portfolio securities as a principal investment strategy.

Fund Summaries

Each Fund has its own investment objective. The Trust's Board may change these investment objectives without a vote of the Trust's shareholders. A Fund will provide shareholders with at least 60 days prior notice of any change in an investment objective. The types of securities and investment techniques and practices in which each Fund may engage to achieve its objective, including the principal investment techniques and practices described for each Fund as described below, are identified in Appendix A to this Prospectus, and are discussed, together with their risks, in the Trust's Statement of Additional Information.

Equity Fund


In managing the Equity Fund, Capital Guardian seeks to purchase the common stocks of large U.S. companies that Capital Guardian considers well run and able to generate long term capital appreciation. Common stocks, in general, offer a way to invest for long-term growth of capital. Capital Guardian looks for companies with one or more of the following characteristics:





 .  Below-market price-to-earnings



 .  Below-market price-to-book



 .  Above-market yield


The Fund may invest up to 25% of its assets in foreign equity securities not publicly traded in the U.S. and depositary receipts (both sponsored and unsponsored). Foreign investing provides opportunities different from those available in the U.S. and risks that in some ways may be greater than in U.S. investments.

Small Cap Equity Fund


The Small Cap Equity Fund invests its assets primarily in equity securities of companies with relatively small market capitalizations located in the U.S. These companies typically will have market capitalizations in the same range as found in the Russell 2000 Small Stock Index. As of April 30, 2005, that market capitalization range was $28 million to $4.9 billion. The

                                                 HOW THE FUNDS INVEST continued


Fund may invest up to 25% of its assets in the equity securities of foreign companies with relatively small market capitalizations and depositary receipts (both sponsored and unsponsored).

International Equity Fund

The International Equity Fund invests its assets primarily in common stocks of companies located in 16 European countries (Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom), Australia, New Zealand, Hong Kong, Japan and Singapore. The Fund may also invest in companies located in emerging markets. Capital Guardian generally will sell securities when it believes they no longer represent good long-term value. Foreign investing provides opportunities different from those available in the U.S. and risks, which in some ways may be greater than in U.S. investments.

The Fund may also buy and sell foreign currencies (either for current or future delivery) to facilitate settlements in local markets and to hedge against currency fluctuations.


S&P 500 Index Fund





The S&P 500 Index Fund invests all of its assets in a separate series of the Master Fund known as the S&P 500 Index Master Portfolio. The S&P 500 Index Fund and the S&P 500 Index Master Portfolio have substantially similar investment objectives, strategies, and policies. Barclays serves as investment adviser to the S&P 500 Index Master Portfolio. The S&P 500 Index Master Portfolio may accept investments from other feeder funds. Certain actions involving other feeder funds, such as a substantial withdrawal, could affect the S&P 500 Index Master Portfolio. Barclays and its affiliates invest for their own accounts in the types of securities in which the S&P 500 Index Master Portfolio may also invest.



The S&P 500 Index Master Portfolio invests mostly in stocks, although it may invest in stock index futures contracts and options on futures contracts. By investing in stocks within its benchmark index, the S&P 500 Index Master Portfolio avoids the risk of individual stock selection and, instead, tries to match the performance of its benchmark index, whether the index goes up or down.



The S&P 500 Index Master Portfolio attempts to remain as fully invested as practicable in the stocks that are represented in its benchmark index. Under normal market conditions, the S&P 500 Index Master Portfolio seeks to invest as least 90% of its total assets in stocks that are represented in its benchmark index.



Barclays does not manage the S&P 500 Index Master Portfolio according to traditional methods of "active" investment management, which involves buying and selling securities based on economic, financial and market analysis and investment judgment. Instead, Barclays utilizes a "passive" or indexing investment approach for the S&P 500 Index Master Portfolio, attempting to approximate the investment performance of the S&P 500 Index. Barclays selects stocks for the S&P 500 Index Master Portfolio so that the overall investment characteristics of the S&P 500 Index Master Portfolio (based on market capitalization and industry weightings), fundamental characteristics (such as return variability, earnings valuation and yield) and liquidity measures are similar to those of the S&P 500 Index.



The S&P 500 Index Master Portfolio may invest any assets not invested in stocks that are represented in the S&P 500 Index in:



 . the same type of short-term high quality debt securities in which the Money Market Fund invests (described below);



 . other equity securities that are similar to the stocks in the S&P 500 Index or that are awaiting disposition after a change in composition of the benchmark index or a rebalancing of the portfolio;



 .  stock index futures contracts, options on such futures contracts; and/or



 .  cash.



The S&P 500 Index Master Portfolio may invest in those financial instruments to find a short-term investment for uninvested cash balances or to provide liquid assets for anticipated redemptions by interestholders.



The S&P 500 Index Master Portfolio seeks to replicate the total return performance of the S&P 500 Index by investing in all of the securities that make up the S&P 500 Index.

HOW THE FUNDS INVEST continued




From time to time, the portfolio composition of the S&P 500 Index Master Portfolio may be altered (or "rebalanced") to reflect changes in the characteristics of the S&P 500 Index, with a view to bringing the performance and characteristics of the S&P 500 Index Master Portfolio more closely in line with that of the S&P 500 Index.



Barclays attempts to track the performance of the S&P 500 Index Master Portfolio's benchmark index, but there is no assurance that Barclays will be successful. The degree to which the S&P 500 Index Master Portfolio fails to track the performance of its benchmark index is referred to as the "tracking error." Barclays expects that, over time, the tracking error of the S&P 500 Index Master Portfolio will be less than 5%. Barclays monitors the tracking error of the S&P 500 Index Master Portfolio on an ongoing basis and seeks to minimize tracking error to the extent possible. There can be no assurance that the S&P 500 Index Master Portfolio will achieve any particular level of tracking error. For an explanation of "expected tracking error" and more information on this subject, see the Trust's Statement of Additional Information.



Another reason why the performance of the S&P 500 Index Master Portfolio may not always equal the performance of its benchmark index is because the performance of its benchmark index does not take into account operating expenses of the S&P 500 Index Master Portfolio and operating expenses of the S&P 500 Index Fund.



The S&P 500 Index Master Portfolio may purchase stock index futures contracts on its benchmark index or a comparable stock index to simulate investment in its benchmark index. This may be done to rapidly gain exposure to the securities comprising its benchmark index in anticipation of purchasing such securities over time, to reduce transaction costs, or to gain exposure to such securities at a lower cost than by making direct investments in the cash market. If the S&P 500 Index Master Portfolio cannot sell a futures contract that it holds, it may write call and buy put options on the contract to effectively close out or offset the contract. The S&P 500 Index Master Portfolio will not use futures contracts or options on futures contracts for speculation.



Small Cap Index Fund and International Index Fund



Northern Trust serves as investment sub-adviser to the Small Cap Index Fund and the International Index Fund. These Funds invest mostly in stocks, although each may invest in stock index futures contracts and options on futures contracts. By investing in stocks within each Fund's benchmark index, the Small Cap Index Fund and the International Index Fund avoid the risk of individual stock selection and, instead, try to match the performance of each Fund's benchmark index, whether the index goes up or down.



The Small Cap Index Fund and the International Index Fund attempt to remain as fully invested as practicable in the stocks that are represented in each Fund's benchmark index. Under normal market conditions, the Small Cap Index Fund and the International Index Fund seek to invest at least 80% of each Fund's net assets in stocks that are represented in the Fund's benchmark index and in stock index futures contracts on each Fund's benchmark index.



Northern Trust does not manage the Small Cap Index Fund and the International Index Fund according to traditional methods of "active" investment management, which involves buying and selling securities based on economic, financial and market analysis and investment judgment. Instead, Northern Trust utilizes a "passive" or indexing investment approach for the Small Cap Index Fund and the International Index Fund, attempting to approximate the investment performance of each Fund's benchmark index. Northern Trust will buy and sell securities for the Small Cap Index Fund and the International Index Fund in response to changes in each Fund's benchmark index. Northern Trust selects stocks for the Small Cap Index Fund and the International Index Fund so that the overall investment characteristics of each Fund (based on market capitalization and industry weightings), fundamental characteristics (such as return variability, earnings valuation and yield) and liquidity measures are similar to those of each Fund's benchmark index.



The Small Cap Index Fund and the International Index Fund may invest any assets not invested in stocks that are represented in the Fund's benchmark index in:



 . the same type of short-term high quality debt securities in which the Money Market Fund invests (described below);

                                                 HOW THE FUNDS INVEST continued




 . other equity securities that are similar to the stocks in the Fund's benchmark index or that are awaiting disposition after a change in composition of the benchmark index or a rebalancing of the portfolio;



 .  stock index futures contracts, options on such futures contracts; and/or



 .  cash.



The Small Cap Index Fund and the International Index Fund may invest in those financial instruments to find a short-term investment for uninvested cash balances or to provide liquid assets for anticipated redemptions by shareholders.



Neither the Small Cap Index Fund nor the International Index Fund generally hold all of the issues that comprise their respective benchmark index, due in part to the costs involved and, in certain instances, the potential illiquidity of certain securities. Instead, both the Small Cap Index Fund and the International Index Fund attempt to hold a representative sample of the securities in the appropriate benchmark index, which Northern Trust will select utilizing certain replication and optimization modeling techniques. These replication and optimization modeling techniques may not be successful, and may result in the Small Cap Index Fund and the International Index Fund not tracking their respective indices with the same degree of accuracy that complete replication of the index would provide. As a result of these replication and optimization modeling techniques, the Small Cap Index Fund and the International Index Fund may not have the identical capitalization, industry and fundamental characteristics as their benchmark indices. Please refer to the Trust's Statement of Additional Information for a more detailed discussion of the techniques that Northern Trust employs in selecting the portfolio securities for these Funds.



From time to time, the portfolio composition of the Small Cap Index Fund and the International Index Fund may be altered (or "rebalanced") to reflect changes in the characteristics of the applicable benchmark index, with a view to bringing the performance and characteristics of these Funds more closely in line with that of each Fund's applicable benchmark index.



Northern Trust attempts to track the performance of the Small Cap Index Fund's and the International Index Fund's benchmark index, but there is no assurance that Northern Trust will be successful. The degree to which these Funds fail to track the performance of their benchmark indices is referred to as the "tracking error." Northern Trust expects that, over time and under normal circumstances, the quarterly performance of the Small Cap Index Fund and the International Index Fund, before expenses, will track the performance of the applicable benchmark index within a 0.95 correlation coefficient. [This means that the performance of the Small Cap Index Fund and the International Index Fund, before expenses, should be within 95% of the performance of the applicable benchmark index. Northern Trust, please confirm this statement or explain what 0.95% correlation coefficient means.] There can be no assurance that the Small Cap Index Fund and the International Index Fund will achieve any particular level of tracking error. For an explanation of "expected tracking error" and more information on this subject, see the Trust's Statement of Additional Information.



Another reason why the performance of the Small Cap Index Fund and the International Index Fund may not always equal the performance of its benchmark index is because the performance of the benchmark index does not include operating expenses incurred by each Fund.



The Small Cap Index Fund and the International Index Fund may purchase stock index futures contracts on their benchmark indices or a comparable stock index to simulate investment in their benchmark indices. This may be done to rapidly gain exposure to the securities comprising a Fund's benchmark index in anticipation of purchasing such securities over time, to reduce transaction costs, or to gain exposure to such securities at a lower cost than by making direct investments in the cash market. If the Small Cap Index Fund or the International Index Fund cannot sell a futures contract that it holds, it may write call and buy put options on the contract to effectively close out or offset the contract. The Small Cap Index Fund and the International Index Fund will not use futures contracts or options on futures contracts for speculation.


Equity and Bond Fund

The Equity and Bond Fund invests in shares of the Equity Fund and the Bond Fund. The Equity and Bond Fund may hold a portion of its assets in U.S. Government securities, short-term paper, or may invest in the Money Market Fund to provide flexibility in meeting redemptions, expenses, and the timing of new investments, and to serve as a short-term defense during periods of unusual volatility.

HOW THE FUNDS INVEST continued



Bond Fund

The Bond Fund invests primarily in investment grade bonds (e.g., those bonds that S&P or Moody's have rated within their respective four highest rating categories), and in the same types of securities as the Money Market Fund. Under normal circumstances, at least 80% of the Fund's total assets will be invested in investment grade bonds or unrated debt securities that the Manager determines to be of equivalent quality. The Bond Fund may also invest in investment grade mortgage-backed and asset-backed securities, including those representing pools of mortgage, commercial or consumer loans originated by financial institutions.

The Bond Fund emphasizes investment grade bonds and usually maintains a duration target of less than 7 years based on expectations about the direction of interest rates and other economic factors. Duration is a measure of sensitivity of bond prices to interest rate movements. The longer the duration of a debt obligation, the more sensitive its value is to changes in interest rates.

In selecting bonds for the Fund, the Manager seeks to maximize current income while minimizing risk and volatility through prudent investment management. Accordingly, the Fund seeks to limit its exposure to very risky or speculative investments by investing primarily in investment grade bonds that offer the potential for attractive returns.

The Fund may also invest up to 20% of its assets in the following securities:

 . Debt securities that S&P or Moody's have rated lower than the four highest rating categories or comparable unrated debt securities. Bonds that are rated lower than BBB by S&P or Baa by Moody's are often referred to as "junk bonds." Rating agencies consider junk bonds to have varying degrees of speculative characteristics. Consequently, although they can be expected to provide higher yields, such securities may be subject to greater market value fluctuations and greater risk of loss of income and principal than lower-yielding, higher-rated fixed-income securities. For more information, see "Description of Bond Ratings" in the Statement of Additional Information.

 . Convertible debt securities, convertible preferred stocks and nonconvertible preferred stocks. Convertible securities are fixed income securities that are convertible into common stock at a specified price or conversion ratio. Convertible securities will at times be priced in the market like other fixed income securities: that is, their prices will tend to rise when interest rates decline and will tend to fall when interest rates rise. However, because a convertible security provides an option to the holder to exchange the security for either a specified number of the issuer's common shares at a stated price per share or the cash value of such common shares, the security market price will tend to fluctuate in relationship to the price of the common shares into which it is convertible. Because convertible securities are usually viewed by the issuer as future common stock, they are generally subordinated to other senior securities and therefore are rated one category lower than the issuer's non-convertible debt obligations or preferred stock.

 . Bond futures contracts, options, credit swaps, interest rate swaps, and other types of derivatives. Losses (or gains) involving futures contracts can sometimes be substantial -- in part because a relatively small price movement in a futures contact may result in an immediate and substantial loss (or gain) for the Fund. Similar risks exist for other types of derivatives. For this reason, the Fund will not use futures, options, or other derivatives for speculative purposes or as leveraged investments that magnify the gains or losses of an investment. The Fund will invest in futures and options to (i) keep cash on hand to meet shareholder redemptions or other needs, while simulating full investment in bonds and/or (ii) reduce the Fund's transaction costs, for hedging purposes or to add value when these instruments are favorably priced.

Tax Advantaged Bond Fund

Tax Advantaged Bond Fund invests primarily in a diversified selection of municipal bonds. Municipal bonds generally are designed to meet longer-term capital needs and have maturities of more than one year when issued. States, territories, local governments and municipalities issue municipal bonds

                                                 HOW THE FUNDS INVEST continued


to raise money for various purposes (for example, to pay for a road construction project, or to build an airport). The interest on a municipal bond is generally exempt from federal income tax, but may be subject to the federal alternative minimum tax and state income taxes.

The two principal classifications of municipal bonds are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its faith, credit, and taxing powers for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to the rate or amount of special assessments. In many cases, voter approval is required before an issuer may sell this type of bond. Revenue bonds are usually payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other special revenue source. Although the principal security behind these bonds may vary, many (but not all issuers) provide further security in the form of a mortgage or debt service reserve fund. Some authorities provide further security in the form of the state's ability (without obligation) to make up deficiencies in the debt service reserve fund.

Under current tax law, all municipal debt is divided into two groups: government purpose bonds (discussed above) and private activity bonds. Private activity bonds are bonds that are issued by a state or local government or public authority, but principally benefit private users and generally are considered taxable unless a specific exemption is provided. Some, but not all, private activity bonds are subject to alternative minimum tax.

The Fund normally invests so that either (1) at least 80% of the Fund's net investment income is exempt from regular federal income tax or (2) at least 80% of the Fund's net assets are invested in securities that produce income exempt from regular federal income tax.

The Fund tends to hold its municipal bonds until they mature or are called. The Fund may sell a bond when the proportion of bonds with longer maturities is reduced in anticipation of a bond market decline (a result of rising interest rates) or increased in anticipation of a bond market rise (resulting from a decline in interest rates). The Fund may sell a bond if its credit risk increases significantly.

Under ordinary circumstances at least 80% of the Fund's total assets will consist of investment grade municipal bonds (e.g., municipal bonds rated within the four highest rating categories of Moody's or S&P), and money market securities and cash. Up to 20% of the Fund's total assets may be invested in municipal bonds that are unrated or rated below investment grade by Moody's or by S&P.

Lower-rated municipal bonds and fixed income securities generally carry a greater degree of risk than higher-rated municipal bonds. Bonds rated below BBB by S&P and below Baa by Moody's have speculative characteristics, and are commonly referred to as "junk bonds" and present a higher degree of credit risk. In addition, the Fund may purchase municipal bonds that represent lease obligations. These carry special risks because the issuer of the bonds may not be obligated to appropriate money annually to make payments under the lease. To reduce this risk, the Fund will only purchase these bonds if the Manager believes the issuer has a strong incentive to continue making appropriations until maturity.

The Fund may invest in bond (interest rate) futures and options contracts and other types of derivatives. Losses (or gains) involving futures can sometimes be substantial -- in part because relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) for the Fund. The Fund will not use futures for speculative purposes or as leveraged investments that magnify the gains or losses of an investment. The Fund's obligation to purchase securities under futures contracts will not exceed 20% of its total assets. The reasons for which the Fund may use futures and options are to: (i) keep cash on hand to meet shareholder redemptions or other needs, while simulating full investment in bonds and/or (ii) reduce the Fund's transaction costs or add value when these instruments are favorably priced.

The Fund invests primarily in a diversified selection of municipal bonds with maturities of one to thirty years. A majority of the Fund's investments are in issues with maturities longer than five years.

The Fund will hold assets not invested in municipal bonds in (i) interest-bearing demand notes, (ii) bank savings accounts, (iii) high-grade money market securities (iv) U.S. Treasury securities or (v) securities of taxable or tax-exempt money market mutual funds. To the extent the Manager invests the Fund's asset in securities of money market mutual funds, you

HOW THE FUNDS INVEST continued


will pay fund operating expenses at both the Fund level and at the money market mutual fund level.

The Fund may also invest in variable rate securities, such as inverse floaters, whose rates vary inversely with changes in market rates of interest. Investments in such securities involve special risks as compared to a fixed rate municipal security. The extent of increases and decreases in the value of such securities and the corresponding change to the net asset value of the Fund generally will be larger than comparable changes in value of an equal principal amount of a fixed rate municipal security having similar credit quality, redemption provisions and maturity.

Money Market fund

In selecting securities for the Money Market Fund, the Manager seeks highly liquid investments that present minimal credit risk. The Fund primarily invests in high quality short-term money market instruments. At least 95% of the Fund's assets must be rated in the highest short-term category by at least two nationally recognized statistical rating organizations ("NRSROs") (or one NRSRO, if only one has issued a rating), and 100% of the Fund's assets must be invested in securities rated in the two highest rating categories.

The Fund may invest in securities that are not rated by an NRSRO if the Manager determines that such securities are of comparable quality to, and present a comparable amount of risk as, similar securities that have received a rating from an NRSRO.

What is a Nationally Recognized Statistical Rating Organization (NRSRO)?

An NRSRO, such as Moody's or S&P, assigns ratings to securities based on its assessment of the creditworthiness of the issuers. The Statement of Additional Information has a detailed description of the various rating categories.

Among the securities that the Money Market Fund may invest in are the following:

 . Securities issued or guaranteed by the U.S. Government or its agencies, including Treasury Bills, notes, and securities issued by U.S. government agencies such as the Federal National Mortgage Association.

 . Commercial paper issued or guaranteed by U.S. corporations and certain other entities that are rated in the two highest rating categories of a NRSRO.

 .  Repurchase agreements with certain parties.

 . Certain obligations of large (more than $1 billion in total assets) U.S. banks and their subsidiaries (including, certain Canadian affiliates), including, but not limited to, bank notes, commercial paper, and certificates of deposit.

 . Other short-term obligations issued by or guaranteed by U.S. corporations, state and municipal governments, or other entities.

 .  Securities backed by mortgages, consumer loans and other assets.

Given the types of securities that the Fund invests in, the level of risk associated with the Fund is lower than most other types of mutual funds. However every investment involves some kind of risk. To the extent that the Fund invests in certain securities (for example, repurchase agreements, when-issued securities or foreign money market securities), the Fund may be affected by additional risks.

Other Risks of Investing in These Funds

Foreign Securities

Investments in foreign securities, including those of foreign governments, involve additional risks not normally present when investing in comparable domestic securities.

Some securities of foreign companies and governments may be traded in the U.S., such as American Depository Receipts ("ADRs"), but most are traded primarily in foreign markets. The risks of investing in foreign securities include:

Currency Risk. For securities that are based in value on foreign currencies (including ADRs), a Fund must buy the local currency to buy a foreign security and sell the same local currency after it sells the security. Therefore, the value of that security to a Fund is affected by the value of the local currency relative to the U.S. currency. As a result, if the value of the local currency falls relative to U.S. currency, the value of that security falls, even if the security has not decreased in value in its home country.

                                                 HOW THE FUNDS INVEST continued



Political and Economic Risk. Foreign investments can be subject to greater political and economic risks. In some countries, there is the risk that the government may take over assets or operations of the company or impose taxes or place limits on the removal of assets that would adversely affect the value of the security. The possibility of default in foreign government securities, political or social instability or diplomatic developments generally are more of a concern in developing countries, where the possibility of political instability (including revolution) and dependence on foreign economic assistance may be greater than in developed countries.

Regulatory Risk. In many countries there is less publicly available information about issuers than is available for companies in the U.S. Foreign companies may not be subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to the U.S. companies. In many foreign countries there is less government supervision and regulation of business and industry practices, and it may be more difficult to obtain or enforce judgments against foreign entities.

Market Risks. Foreign securities often trade with less frequency and volume than domestic securities and are therefore less liquid and more volatile than securities of comparable domestic issuers. Further, the settlement period of securities transactions in foreign markets may be longer than in domestic markets.

Transaction Costs. Commission rates in foreign countries, which are generally fixed rather than subject to negotiation as in the U.S., are likely to be higher. In addition, other costs, such as tax and custody costs, are generally higher than for domestic transactions.

Particular Risks for Developing Countries. In general, the risks noted above are heightened for developing countries. In addition, certain developing countries have experienced substantial, and in some cases, rapidly fluctuating rates of inflation for a number of years. Inflation has, and may continue to have, a debilitating effect on the underlying economies of these countries. Many developing countries are heavily dependent on international trade and can be adversely affected by trade barriers and protectionist measures, as well as the depreciation or devaluation of their currencies.

High Yield/High Risk Securities (Junk Bonds)

These securities tend to offer higher yields than higher-rated securities of comparable maturities because the historical financial condition of the issuers of these securities is usually not as strong as that of other issuers.

High yield fixed-income securities usually present greater risk of loss of income and principal than higher-rated securities. For example, because investors generally perceive that there are greater risks associated with investing in medium- or lower-rated securities, the yields and price of such securities may tend to fluctuate more than those of higher-rated securities. Moreover, in the lower-quality segments of the fixed income securities market, changes in perception of the creditworthiness of individual issuers tend to occur more frequently and in a more pronounced manner than do changes in higher-quality segments of the fixed-income securities market. The yield and price of medium- to lower-rated securities therefore may experience greater volatility than is the case with higher-rated securities.

Under adverse market or economic conditions, the secondary market for high yield/high risk securities could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, the Funds could find it more difficult to sell such securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower-rated securities therefore may be less than the prices used in calculating the Fund's net asset value.

How the State Farm LifePath Funds Invest.

The LifePath Funds seek to maximize assets for retirement or other purposes consistent with the quantitatively measured risk that investors, on average, may be willing to accept given their investment time horizons. The LifePath Funds (other than the State Farm LifePath Income Fund) attempt to manage the investment risk in each strategy for investors whose time horizons correspond to the decade in the Fund's name. For example, the State Farm LifePath 2010 Fund is designed for investors who plan to begin withdrawing a substantial portion of their investment in the decade beginning in the year 2010. Similarly, the State Farm LifePath 2040 Fund is designed for investors who plan to begin withdrawing a substantial portion of their investment in the decade beginning in

HOW THE FUNDS INVEST continued


the year 2040. The State Farm LifePath Income Fund is designed for investors who are currently withdrawing, or who plan to begin withdrawing, a substantial portion of their investment in the near future.

The LifePath Investment Model

Barclays, a subsidiary of BGI, serves as the Master Portfolios' investment adviser. As of December 31, 2004, BGI, including its affiliates, manages over $1.3 trillion in assets and is the world's largest asset manager for institutions such as major endowments and corporate and government pension plans. BGI pioneered research in asset allocation, indexed investing and investment modeling.

Each LifePath Fund seeks to achieve its objective through an investment strategy that relies on one of Barclays' proprietary investment models. Barclays employs a proprietary investment model that analyzes securities market data, including risk, asset class correlations, and expected returns, to provide portfolio allocations among the asset classes offered through the Underlying Funds. The allocations are constantly monitored and rebalanced in an effort to maximize expected return for a given level of risk. In managing the LifePath Funds, Barclays focuses on long-term targets and objectives. The progression over time of a LifePath Fund's asset allocation to less risky asset classes is a relatively steady process resulting in only minor changes to the asset allocation from month to month. The LifePath Funds (through their investment in the Master Portfolios (that, in turn, invest in the Underlying Funds)) do not engage in active and frequent trading of portfolio securities as a principal investment strategy.

How It Works: Spending Your "Risk Budget" Wisely

One way to understand how the LifePath Funds adjust their asset allocation is to regard the statistically determined risk in each Fund as its "risk budget." Barclays' analysis begins with a statistical determination of how much a hypothetical investor, with a given time horizon for investment, on average, can afford to lose. This tolerance for loss can be viewed as the Fund's risk budget. This risk budget reflects Barclays' statistical determination of risk, and may not be appropriate to you in measuring the specific degree of risk you are willing to accept.

Different investment allocations can have the same risk of loss but with different expected returns. Barclays seeks the Fund allocations that offer the highest expected return while keeping within a Fund's statistically determined risk of loss.

Expected returns are not guaranteed returns. They are average projections based on comprehensive research and accepted principles of market behavior. Likewise, statistically determined risk covers the most likely scenarios, but it does not cover all possible losses.

Principal Investments:

The LifePath Funds, through their investment in the Master Portfolios (that, in turn, invest in the Underlying Funds), may invest in the following investments:

 .  money market instruments

 .  bonds

 .  stocks, including:

 .  stocks of the largest U.S. companies

 .  stocks of all other publicly traded U.S. companies

 . stocks of issuers located outside the U.S., including those located in emerging markets

 .  real estate investment trusts ("REITs")

Within stocks and bonds are sub-categories of securities:

 . U.S. stocks can be separated according to the value of their outstanding stock (or capitalization), into large-cap, mid-cap and small-cap groupings.

 . Each of the stock capitalization categories can be separated according to their price-to-book ratios: the ratio of the value of a company's traded stock to the book value of its plant, equipment and other tangible assets. The companies with the higher price-to-book ratios are considered growth stocks, and the companies with the lower price-to-book ratios are considered value stocks.

 . U.S. Government bonds, bonds issued by corporations, mortgage-backed securities, high yield bonds and foreign bonds form five separate sub-categories of bond investments. The first two sub-categories are further subdivided by maturity: long-term, intermediate-term and short-term.

                                                 HOW THE FUNDS INVEST continued



While the model does not allocate among each of these sub-categories and the Underlying Funds do not generally correspond to the sub-categories, all of these sub-categories are included within the various Underlying Funds.

The following table lists the Underlying Funds and the approximate asset allocations for each Master Portfolio as of December 31, 2004. Barclays allocates the Master Portfolio's assets among the Underlying Funds based on the Master Portfolio's investment objective and policies. The asset allocation for each Master Portfolio will vary over time, and Barclays is not required to invest any Master Portfolio's assets in each of the Underlying Funds or in any particular percentage. Barclays may add, eliminate or replace Underlying Funds at any time.



                               Underlying Funds


                            (As of March 31, 2005)





                                                   LifePath   LifePath LifePath LifePath LifePath
                                                  Retirement*   2010     2020     2030     2040
------------------------------------------------- ----------- -------- -------- -------- --------
Capital Growth
Master Investment Portfolio Active Stock Master
  Portfolio                                           21%       30%      42%      52%      61%
iShares S&P MidCap 400 Index Fund                      2%        3%       3%       3%       4%
iShares Russell 2000 Index Fund                        3%        3%       4%       4%       5%
iShares MSCI EAFE Index Fund                           9%       12%      16%      19%      20%
-------------------------------------------------------------------------------------------------
Capital Preservation
Master Investment Portfolio CoreAlpha Bond Master
  Portfolio                                           65%       53%      35%      21%      10%
-------------------------------------------------------------------------------------------------


*The corresponding Master Portfolio into which the State Farm LifePath Income
 Fund invests
Note: The allocation percentages may not add to 100% due to rounding Description of Underlying Funds

Each LifePath Fund may invest in some or all of the Underlying Funds described below. Please refer to the chart above for each Master Portfolio's approximate target asset allocation for each Underlying Fund as of December 31, 2004.

Each of the Underlying Funds that is an ETF seeks to reproduce index returns gross of management fees and other costs, and is not actively managed. Three of the Underlying Funds in which the Master Portfolios may invest are actively managed funds that rely on portfolio managers for investment determinations.

In managing the ETFs, Barclays uses two basic indexing strategies: replication and representative sampling. Replication is investing in substantially all of the securities in the relevant underlying index in approximately the same proportions as the index. Representative sampling is investing in a representative sample of securities in the underlying index, which have a similar investment profile as the index. Securities selected under a representative sampling strategy have aggregate investment characteristics (based on market capitalization and industry weightings), fundamental characteristics (such as return variability, earnings valuation and yield) and liquidity measures similar to those of the relative underlying index. Underlying Funds that use representative sampling generally do not hold all of the securities that are included in the relevant underlying index.

Master Investment Portfolio Active Stock Master Portfolio seeks to provide long-term appreciation of capital. The Active Stock Master Portfolio invests, under normal circumstances, at least 80% of its assets in common stocks. The Active Stock Master Portfolio invests primarily in equity securities of U.S. companies with capitalizations similar to the range of capitalizations represented in the Standard & Poor's(R) (S&P) 500 Index. Barclays invests the Active Stock Master Portfolio's assets using a proprietary quantitative model that is designed to select stocks based on an analysis of a wide range of company-specific factors, such as relative values based on earnings and cash flows; earnings quality as measured by the company's financial condition and earnings reports; sentiment

HOW THE FUNDS INVEST continued


as expressed through management and market participant behavior; and industry classification. Barclays considers risk parameters in deciding upon the Active Stock Master Portfolio's aggregate holdings, and factors trading costs into its stock selection process.

Master Investment Portfolio CoreAlpha Bond Master Portfolio seeks to provide a combination of income and capital growth. Barclays invests the CoreAlpha Bond Master Portfolio's assets pursuant to a systematic method that relies on proprietary quantitative models to allocate assets among various bond sectors by evaluating each sector's relative value and risk-adjusted return. Barclays' models also allocate assets among bonds of different maturities based on yield characteristics and expectations. Specific security selection decisions are made on the basis of evaluations of relative value, credit quality and other factors. The CoreAlpha Bond Master Portfolio invests, under normal circumstances, at least 80% of its assets in bonds. For the purposes of this strategy, "bonds" include the following: obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; mortgage-backed securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, including U.S. agency mortgage pass-through securities; commercial mortgage-backed securities; debt obligations of U.S. corporations; dollar-denominated debt obligations of foreign issuers; municipal securities; and asset-backed securities.

iShares S&P 500 Index Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the S&P 500(R) Index. The S&P 500 Index measures the performance of the large-capitalization sector of the U.S. equity market. The stocks in the S&P 500 Index are selected according to the total market value of their outstanding shares. The Fund uses a replication strategy to try to track the S&P 500 Index.

iShares S&P MidCap 400 Index Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the S&P MidCap 400(R) Index. The S&P MidCap 400 Index measures the performance of the mid-capitalization sector of the U.S. equity market. The stocks in the Index have a market capitalization between $1 billion and $5 billion (which may fluctuate depending on the overall level of the equity markets) and are selected for liquidity and industry group representation. The Fund uses a representative sampling strategy to try to track the S&P MidCap 400 Index.


iShares S&P SmallCap 600 Index Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Standard & Poor's SmallCap 600 Index. The S&P SmallCap 600 Index measures the performance of the small capitalization sector of the U.S. equity market.


iShares Russell MidCap Index Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Russell MidCap Index(R). The Russell MidCap Index is a capitalization-weighted index consisting of the 800 smallest companies in the Russell 1000 Index. The Fund uses a representative sampling strategy to try to track the Russell MidCap Index.

iShares Russell 2000 Index Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Russell 2000(R) Index. The Russell 2000 Index measures the performances of the small capitalization sector of the U.S. equity market. The Russell 2000 Index is a capitalization-weighted index of the approximately 2000 smallest companies in the Russell 3000 Index, which represents approximately 11% of the total market capitalization of the Russell 3000 Index. The Fund uses a representative sampling strategy to try to track the Russell 2000 Index.

iShares Cohen & Steers Realty Majors Index Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Cohen & Steers Realty Majors Index (the "Cohen & Steers Index"). The Cohen & Steers Index(R) consists of selected REITs. The objective of the Cohen & Steers Index is to represent relatively large and liquid REITs that may benefit from future consolidation and securitization of the U.S. real estate industry. REITs are selected for inclusion in the Cohen & Steers Index based on a rigorous review of several factors, including management, portfolio quality, and sector and geographic diversification. The REITs selected for inclusion in the Cohen & Steers Index must meet minimum market capitalization and liquidity requirements. The Cohen & Steers Index is weighted according to the total market value of each REIT's out-

                                                 HOW THE FUNDS INVEST continued


standing shares and is adjusted quarterly so that no REIT represents more than 8% of the index. The Fund uses a representative sampling strategy to try to track the Cohen & Steers Index.

iShares MSCI EAFE Index Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses of the MSCI EAFE(R) Index. The MSCI EAFE Index has been developed by Morgan Stanley Capital International, Inc. ("MSCI") as an equity benchmark for international stock performance. The MSCI EAFE Index includes stocks from Europe, Australasia and the Far East. The Fund uses a representative sampling strategy to try to track the MSCI EAFE Index.

iShares MSCI Emerging Markets Index Fund seeks investment results that correspond to the price and yield performance before fees and expenses of the MSCI Emerging Markets Free Index(R) (the "Index"). The Fund's investment objective may be changed without shareholder approval. The Index was developed by MSCI as an equity benchmark for international stock performance. The Index is designed to measure equity market performance in the global emerging markets. The Index consists of the following 26 emerging market country indices: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Jordan, Korea, Malaysia, Mexico, Morocco, Pakistan, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, Turkey and Venezuela. The Fund uses a representative sampling strategy to try to track the Index. In order to improve its portfolio liquidity and its ability to track the Index, the Fund may invest up to 10% of its assets in shares of other iShares Funds that invest in securities in the Index. Barclays does not charge portfolio management fees on that portion of the Fund's assets invested in shares of other iShares Funds.

iShares Lehman U.S. Aggregate Bond Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the total U.S. investment grade bond market as defined by the Lehman Brothers U.S. Aggregate Index (the "Lehman Brothers Index"). The Lehman Brothers Index provides a measure of the performance of the U.S. investment grade bond market, which includes investment grade U.S. Government bonds, investment grade corporate bonds, mortgage pass-through securities and asset-backed securities that are publicly offered for sale in the U.S. The securities in the Lehman Brothers Index must have more than $150 million par amount outstanding and must have at least 1 year remaining to maturity. In addition, the securities must be denominated in U.S. dollars and must be fixed rate, non-convertible, and taxable. Certain types of securities, such as flower bonds, targeted investor notes (TINs), and state and local government series bonds (SLGs) are excluded from the Lehman Brothers Index. Also excluded from the Lehman Brothers Index are structured notes with embedded swaps or other special features, private placements, floating rate securities and Eurobonds. The Lehman Brothers Index is market capitalization weighted and the securities in the Lehman Brothers Index are updated on the last calendar day of each month. The Fund uses a representative sampling strategy to try to track the Lehman Brothers Index.


iShares Lehman TIPS Bond Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the inflation-protected sector of the United States Treasury market as defined by the Lehman Brothers U.S. Treasury Inflation Notes Index. The Lehman Brothers U.S. Treasury Inflation Notes Index measures the performance of the inflation-protected public obligations of the U.S. Treasury, commonly known as "TIPS."


BGIF Institutional Money Market Fund seeks a high level of income consistent with liquidity and the preservation of capital. The Fund invests in high-quality, short-term money market instruments that include fixed rate, floating rate and variable rate debt securities. The Fund also may invest in high-quality, short-term U.S. and foreign government debt, including the debt of agencies and instrumentalities, such as Fannie Mae and the Student Loan Marketing Association, U.S. and foreign bank obligations, corporate obligations, repurchase agreements, and asset-backed securities. Repurchase agreements obligate a person selling U.S. government or other high-quality securities to buy them back within a specified period of time (usually one week or less) at an agreed-upon price.

HOW THE FUNDS INVEST continued


"Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500," "S&P 500 Index," "S&P MidCap 400 Index," are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use for certain purposes by BGI. The Funds that are based on S&P Indices are not sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in iShares.

Frank Russell Company, Russell 2000(R) Index, Russell Midcap(R) Index, are trademarks of Frank Russell Company and have been licensed for use for certain purposes by BGI. The Funds that are based on the Russell Indices are not sponsored, endorsed, sold or promoted by Frank Russell Company, and Frank Russell Company makes no representation regarding the advisability of investing in iShares.

"Cohen & Steers" is a trademark and "Cohen & Steers Realty Majors Index(R)" is a registered trademark of Cohen & Steers Capital Management, Inc. ("Cohen & Steers"), and both such trademarks have been licensed for use for certain purposes by BGI. The iShares Cohen & Steers Realty Majors Index Fund is not sponsored, endorsed, sold or promoted by Cohen & Steers, and Cohen & Steers makes no representation regarding the advisability of investing in iShares.

Lehman Brothers and Lehman Brothers U.S. Aggregate Index are trademarks of Lehman Brothers and have been licensed for use for certain purposes by BGI. The iShares Lehman U.S. Aggregate Bond Fund is not sponsored or endorsed by Lehman Brothers, and Lehman Brothers makes no representations regarding the advisability of investing in iShares.

MSCI is a registered trade mark of Morgan Stanley Capital International Inc. ("MSCI") and its affiliates and has been licensed for use for certain purposes by BGI. The iShares MSCI EAFE Index Fund and the iShares MSCI Emerging Markets Index Fund have not been passed on by MSCI as to its legality or suitability, and is not issued, sponsored, endorsed, sold or promoted by MSCI. MSCI makes no warranties and bears no liability with respect to the Funds. MSCI has no responsibility for and does not participate in the management of the Fund assets or sale of the Fund shares. The prospectus for the iShares MSCI EAFE Index and iShares MSCI Emerging Markets Index Funds contains a more detailed description of the limited relationship MSCI has with BGI and the Funds. No purchaser, seller or holder of this security, or any other person or entity, should use or refer to any MSCI trade name, trademark or service mark to sponsor, endorse, market or promote this security without first contacting MSCI to determine whether MSCI's permission is required. Under no circumstances may any person or entity claim any affiliation with MSCI without the prior written permission of MSCI.

MANAGING THE INVESTMENTS OF THE FUNDS

Investment Adviser


State Farm Investment Management Corp. (the "Manager") serves as the investment adviser to each Fund. Subject to the supervision of the Board of the Trust, the Manager is responsible for providing investment advisory and administrative services to the Funds, overseeing the day-to-day operations and business affairs of the Trust, and monitoring the performance of the sub-advisers to the Funds and of each Master Portfolio in which a Fund invests. The Manager's principal office is located at Three State Farm Plaza, Bloomington, Illinois 61791-0001. The Manager is wholly-owned by State Farm Mutual Automobile Insurance Company. The Manager is the investment adviser, transfer agent and dividend disbursing agent for the Funds and for other mutual funds in the State Farm family of mutual funds. As of December 31, 2004, the Manager was responsible for the management of in excess of $6.8 billion in assets.


The Manager also provides all executive, administrative, clerical and other personnel necessary to operate the Trust and pays the salaries and other costs of employing all these persons. The Manager furnishes the Trust with office space, facilities, and equipment and pays the day-to-day expenses related to the operating and maintenance of such office space, facilities and equipment. Except for those expenses the Manager expressly assumes, including those noted above, each Fund otherwise pays for all of its own expenses.


Effective September 1, 2005, Capital Guardian became the investment sub-adviser to the Equity Fund. As investment sub-adviser, Capital Guardian makes investment decisions for the Equity Fund, subject to the oversight of the Manager and the Board of the Trust. Before August 1, 2005, the Manager made investment decisions for the Equity Fund. The investment advisory and management services fee paid by the Equity Fund to the Manager did not change as a result of the appointment of Capital Guardian as sub-adviser to the Equity Fund. The Manager pays Capital Guardian for its services with the investment advisory and management services fee the Manager receives from the Equity Fund.



Effective September 9, 2005, Northern Trust became the investment sub-adviser to the Small Cap Index Fund and the International Index Fund. As investment sub-adviser, Northern Trust makes investment decisions for the Small Cap Index Fund and the International Index Fund, subject to the oversight of the Manager and the Board of the Trust. Before September 9, 2005, the Small Cap Index Fund and the International Index Fund each invested its assets as a feeder fund in a series of the Master Fund. With the appointment of Northern Trust as investment sub-adviser, the investment advisory and management service fee payable to the Manager increased from 0.25% to 0.35% for the Small Cap Index Fund and increased from 0.25% to 0.50% for the International Index Fund.



The Equity and Bond Fund, Bond Fund, Tax Advantaged Bond Fund and the Money Market Fund are each managed by a team of the Manager's employees (each an "Advisory Team"). Each Advisory Team makes the investment decisions for these Funds, subject to the oversight of the Board of the Trust.







Investment Management of the S&P 500 Index Fund and the LifePath Funds



The S&P 500 Index Fund and each LifePath Fund invests all of its assets in a Master Portfolio, each of which has substantially similar investment objectives, strategies and risks. The Master Portfolios in which the LifePath Funds invest, in turn, invest in combination of the Underlying Funds. Barclays serves as the investment adviser to each of the Master Portfolios, and also serves as investment adviser to each of the Underlying Funds, with the exception of the BFIF Institutional Money Market Fund, which invests in a Master Portfolio advised by Barclays. Barclays and its predecessors have been managing mutual funds since 1973. Barclays is an indirect subsidiary of Barclays Bank PLC and is located at 45 Fremont Street, San Francisco, California 94105. As of December 31, 2004, Barclays and its affiliates provided investment advisory services for over $1.3 trillion of assets. For more information regarding Barclays, please read the section entitled "Investment Advisory Agreements - Between Barclays and the Master Portfolios" in the Trust's Statement of Additional Information.



Unlike some mutual funds, there is no single portfolio manager who makes investment decisions for the Master Portfolios. Instead, a team of investment professionals at Barclays is responsible for making investment decisions for the Master Portfolios. The S&P 500 Index Master Portfolio in which the S&P 500 Index Fund invests tracks the S&P 500 Index. For the Master Portfolios in which the LifePath Funds invest, the team of Barclays' investment professionals evaluates recommendations made by Barclays' proprietary

MANAGING THE INVESTMENTS OF THE FUNDS continued


mathematical model. This process reflects Barclays' commitment to an objective and consistent investment management structure.


Oversight of Sub-Advisers



The Trust and Manager have asked the U.S. Securities and Exchange Commission to issue an exemptive order permitting the Manager, subject to oversight by the Trust's Board of Trustees, to retain sub-advisers and modify sub-advisory arrangements without shareholder approval, an arrangement known as "manager of managers." Shareholders of the following Funds have approved manager of managers authority: [Equity Fund, Small Cap Equity Fund, International Equity Fund, S&P 500 Index Fund, Small Cap Index Fund, International Index Fund, Bond Fund, Tax Advantaged Bond Fund, Money Market Fund, LifePath Income Fund, LifePath 2010 Fund, LifePath 2020 Fund, LifePath 2030 Fund and LifePath 2040 Fund.] If the SEC grants the exemptive order to the Manager and the Trust, the Manager will become a manager of manager for the named Funds, and as such will be responsible to oversee the sub-advisers and to recommend their hiring, termination and replacement.



Investment Sub-Adviser for the Equity Fund, the Small Cap Equity Fund and the International Equity Fund



The Manager has engaged Capital Guardian as the investment sub-adviser to provide day-to-day portfolio management for the Equity Fund, the Small Cap Equity Fund and the International Equity Fund. As of December 31, 2004, Capital Guardian provided investment advisory services for over $162 billion of assets. Capital Guardian, an experienced investment management organization founded in 1968, serves as investment sub-adviser to these Funds and other funds. Capital Guardian, a wholly owned indirect subsidiary of The Capital Group Companies, Inc., is headquartered at 333 South Hope Street, Los Angeles, California 90071. For more information regarding Capital Guardian, please read the section entitled "Investment Advisory Agreements - Between the Manager and Capital Guardian" in the Trust's Statement of Additional Information.



Capital Guardian manages the Equity Fund, the Small Cap Equity Fund and International Equity Fund using a system of multiple portfolio managers for each Fund. Under this approach, the portfolio of each Fund is divided into segments, each of which is managed by an individual manager. Managers decide how their respective segments will be invested, within the limits provided by a Fund's objective(s) and policies and by Capital Guardian's investment committee. In addition, Capital Guardian's investment analysts may make investment decisions for a portion of a Fund's portfolio. The investment decisions for the Equity Fund, the Small Cap Equity Fund and the International Equity Fund are made by Capital Guardian, subject to the oversight of the Board of the Trust.



Investment Sub-Adviser for the Small Cap Index Fund and the International Index Fund



The Manager has engaged Northern Trust as the investment sub-adviser to provide day-to-day portfolio management for the Small Cap Index Fund and the International Index Fund. As of December 31, 2004, Northern Trust provided investment advisory services for approximately $572 billion of assets. Northern Trust, an experienced investment management organization, serves as investment sub-adviser to these Funds and other funds. Northern Trust is a wholly-owned subsidiary of The Northern Trust Company. Northern Trust's address is 50 South LaSalle Street; Chicago, Illinois 60675. For more information regarding Northern Trust, please read the section entitled "Investment Advisory Agreements - Between the Manager and Northern Trust" in the Trust's Statement of Additional Information.

                                MANAGING THE INVESTMENTS OF THE FUNDS continued


Compensating the Manager for its Services

Each Fund pays the Manager an investment advisory and management services fee based upon that Fund's average daily net assets. The fee is accrued daily and paid to the Manager quarterly at the following annual rates:

                                                     Rate of
                   Fund                            Advisory Fee
     ---------------------------------   ---------------------------------

       Equity Fund                       0.60% of average daily net assets

       Small Cap Equity Fund             0.80% of average daily net assets

       International Equity Fund         0.80% of average daily net assets

       S&P 500 Index Fund                0.20% of average daily net assets

       Small Cap Index Fund              0.35% of average daily net assets

       International Index Fund          0.50% of average daily net assets

       Equity and Bond Fund                            None

       Bond Fund                         0.10% of average daily net assets

       Tax Advantaged Bond Fund          0.10% of average daily net assets

       Money Market Fund                 0.10% of average daily net assets

       State Farm LifePath Income Fund   0.70% of average daily net assets

       State Farm LifePath 2010 Fund     0.70% of average daily net assets

       State Farm LifePath 2020 Fund     0.70% of average daily net assets

       State Farm LifePath 2030 Fund     0.70% of average daily net assets

       State Farm LifePath 2040 Fund     0.70% of average daily net assets


The Investment Advisory and Management Services Fee for the S&P 500 Index Fund and the LifePath Funds include the management fees and administrative fees of their corresponding Master Portfolio.


Compensating Capital Guardian for its Services

The Manager pays Capital Guardian for its services to the Funds it manages at the rates shown in the table below:


Equity Fund:



             On the first $25 million............... 0.55% of average daily net assets
             $25 million to $50 million............. 0.40% of average daily net assets
             Over $50 million....................... 0.275% of average daily net assets


Small Cap Equity Fund:

             On the first $25 million                 0.75% of average daily net assets
             $25 million to $50 million.............. 0.60% of average daily net assets
             $50 million to $100 million............. 0.425% of average daily net assets
             Over $100 million....................... 0.375% of average daily net assets

International Equity Fund:

             On the first $25 million                 0.75% of average daily net assets
             $25 million to $50 million.............. 0.60% of average daily net assets
             $50 million to $250 million............. 0.425% of average daily net assets
             Over $250 million....................... 0.375% of average daily net assets

For purposes of calculating the fees under the above schedules, other assets managed by Capital Guardian for companies associated with the Manager are taken into consideration according to Capital Guardian's fee aggregation and discount policies.

MANAGING THE INVESTMENTS OF THE FUNDS continued



S&P 500 Index Fund and the LifePath Funds - Compensation in the Master/Feeder Mutual Fund Structure



S&P 500 Index Fund and the LifePath Funds are feeder funds that invest all of their assets in Master Portfolios with substantially similar investment objectives, strategies and risks. Barclays provides investment guidance and policy direction for each Master Portfolio. For its services to the Master Portfolios, Barclays receives annual fees based on the following annual rates:



                       Fund                                              Annual Management Fee
--------------------------------------------------              ---------------------------------------
             S&P 500 Index Master Portfolio                        0.05% of average daily net assets
             LifePath Retirement Master Portfolio*                 0.35% of average daily net assets
             LifePath 2010 Master Portfolio                        0.35% of average daily net assets
             LifePath 2020 Master Portfolio                        0.35% of average daily net assets
             LifePath 2030 Master Portfolio                        0.35% of average daily net assets
             LifePath 2040 Master Portfolio                        0.35% of average daily net assets


*The Master Portfolio in which the State Farm LifePath Income Fund invests.
For its services to the Underlying Funds in which the LifePath Master Portfolios invest, Barclays receives fees that differ from the fees described for the LifePath Funds in this prospectus. Barclays has agreed to waive the investment advisory fees charged to the Master Portfolios in an amount equal to the investment advisory fees charged to the Underlying Funds in order to avoid duplication of such fees. In addition, BGI may receive fees as administrator of certain of the Underlying Funds; however, Barclays has agreed to waive from the investment advisory fees charged to the Master Portfolios an amount equal to the administration and other fees paid to BGI by those Underlying Funds.


Feeder Fund Expenses. S&P 500 Index Fund and each LifePath Fund bears its corresponding Master Portfolio's expenses in proportion to the amount of assets it invests in the corresponding Master Portfolio. Each feeder fund can set its own transaction minimums, fund-specific expenses and conditions.



Feeder Fund Rights. Under the master/feeder structure, the Board of the Trust retains the right to withdraw the assets of the S&P 500 Index Fund or a LifePath Fund from a Master Portfolio if it believes doing so is in the best interests of the Fund and its shareholders. If the Board withdraws assets of any such Fund from a Master Portfolio, it would then consider whether that Fund should invest in another master portfolio or take other action.


Portfolio Managers

The Funds are managed by portfolio management teams as described below.

Equity Fund




The chart below indicates the name, title, and length of service of the persons associated with Capital Guardian who are primarily responsible for the day-to-day management of the Equity Fund's portfolio and each person's business experience during the past five years.



Portfolio
Manager                                Length of Service with Capital
Title, Company                         Guardian Trust Company ("CGTC") or an  Business Experience During the past 5
Affiliation                            Affiliate                              years
-------------------------------------  -------------------------------------  -------------------------------------
Karen A. Miller                        15 years                               Investment Professional
Senior Vice President, CGTC

Theodore R. Samuels                    24 years                               Investment Professional
Director and Senior Vice President,
CGTC

Eugene P. Stein                        33 years                               Investment Professional
Vice Chairman, CGTC


Small Cap Equity Fund

The chart below indicates the name, title, and length of service of the persons associated with Capital Guardian who are primarily responsible for the day-to-day management of the

                                MANAGING THE INVESTMENTS OF THE FUNDS continued


Small Cap Equity Fund's portfolio and each person's business experience during the past five years.


Portfolio
Manager                                Length of Service with Capital
Title, Company                         Guardian or with a Capital Guardian    Business Experience During the past 5
Affiliation                            Affiliate                              years
-------------------------------------  -------------------------------------  -------------------------------------
Michael R. Ericksen                    18 years                               Investment Professional
Director and Senior Vice President,
Capital Guardian

Jim S. Kang                            17 years                               Investment Professional
Vice President, Capital Guardian

Karen A. Miller                        15 years                               Investment Professional
Senior Vice President, Capital
Guardian

Kathryn M. Peters                      4 years                                Investment Professional
Vice President, Capital Guardian

Lawrence R. Solomon                    20 years                               Investment Professional
Director and Senior Vice President of
Capital International Research, Inc.


International Equity Fund



The chart below indicates the name, title, and length of service of the persons associated with Capital Guardian who are primarily responsible for the day-to-day management of the International Equity Fund's portfolio and each person's business experience during the past five years.

Portfolio                              Length of
Manager                                Service with
Title, Company                         Capital Guardian or with a Capital     Business Experience During the past 5
Affiliation                            Guardian Affiliate                     years
-------------------------------------  -------------------------------------  -------------------------------------
David I. Fisher                        36 years                               Investment Professional
Chairman of the Board, Capital
Guardian

Arthur J. Gromadzki                    18 years                               Investment Professional
Director and Senior Vice President of
Capital International Research, Inc,
a Capital Guardian affiliate

Portfolio                              Length of
Manager                                Service with
Title, Company                         Capital Guardian or with a Capital     Business Experience During the past 5
Affiliation                            Guardian Affiliate                     years
-------------------------------------  -------------------------------------  -------------------------------------
Richard N. Havas                       19 years                               Investment Professional
Senior Vice President of Capital
International Research, Inc, a
Capital Guardian affiliate

Seung Kwak                             3 years, 17 years with Zurich Scudder  Investment Professional (regional
Senior Vice President for Capital      Investments                            coverage responsibilities in Japan)
International K.K, a Capital Guardian
affiliate

Nancy J. Kyle                          14 years                               Investment Professional
Vice Chairman, Capital Guardian

John M.N. Mant                         15 years                               Investment Professional (regional
Executive Vice President of Capital                                           coverage responsibilities in Europe)
International Research, Inc, a
Capital Guardian affiliate

Christopher A. Reed                    12 years                               Investment Professional
Vice President of Capital
International Research, Inc, a
Capital Guardian affiliate

Lionel M. Sauvage                      18 years                               Investment Professional
Director and Senior Vice President,
Capital Guardian

Nilly Sikorsky                         43 years                               Investment Professional
Chairman of Capital International
S.A., a Capital Guardian affiliate

Rudolf M. Staehelin                    24 years                               Investment Professional
Senior Vice President of Capital
International Research, Inc., a
Capital Guardian affiliate

S&P 500 Index Fund

Ed Corallo and Patrick O'Connor are primarily responsible for the day-to-day management of the S&P 500 Index Master Portfolio, the Master Portfolio into which the S&P 500 Index Fund invests. Each portfolio manager is responsible for various functions related to portfolio management, including, but

MANAGING THE INVESTMENTS OF THE FUNDS continued


not limited to, investing cash inflows, coordinating with members of their team to focus on certain asset classes, implementing investment strategies, researching and reviewing investment strategies, and overseeing members of his portfolio management team with more limited responsibilities, but each portfolio manager has appropriate limitations on his authority for risk management and compliance purposes.

Ed Corallo is an employee of Barclays and BGI and has been primarily responsible for the day-to-day management of the S&P 500 Index Master Portfolio for six years.

Patrick O'Connor is an employee of Barclays and BGI and has been primarily responsible for the day-to-day management of the S&P 500 Index Master Portfolio for over six years.

Small Cap Index Fund




Northern Trust serves as the sub-adviser to the Small Cap Index Fund. The portfolio manager for Small Cap Index Fund is James B. Francis, Senior Vice President of Northern Trust. Mr. Francis joined Northern Trust in February 2005. From 1988 to 2005, Mr. Francis was with State Street Global Advisors. During the past five years, he has managed various equity portfolios.


International Index Fund




Northern Trust serves as the sub-adviser to the International Index Fund. The portfolio manager for the International Index Fund is Steven R. Wetter, Vice President of Northern Trust. Mr. Wetter has been a member on the management teams of various equity portfolios since joining Northern Trust in 2003. From 1999 to 2003, Mr. Wetter was with Deutsche Asset Management where he managed various equity index portfolios.


Equity and Bond Fund

Paul Eckley, John Concklin, Donald Heltner and Duncan Funk are responsible for the day-to-day management of the Equity and Bond Fund. Messrs. Eckley and Concklin have been associated with the Equity and Bond Fund since 2000. Mr. Heltner, Vice President--Fixed Income at State Farm Mutual Automobile Insurance Company, and Mr. Funk have been associated with the Equity and Bond Fund since 2003 and 2000, respectively. Over the past five years, Mr. Heltner and Mr. Funk have been involved in all aspects of managing fixed income portfolios for State Farm Mutual Automobile Insurance Company and its affiliated entities.

The Equity and Bond Fund invests in shares of the Equity Fund and the Bond Fund that invest in either common stocks or bonds, and, consequently, has portfolio managers with separate and distinct roles. Messrs. Eckley and Concklin are primarily responsible for managing the common stock investments of the Equity Fund. Their roles on the Equity and Bond Fund management team are the same as identified for the Equity Fund. Messrs. Heltner and Funk are primarily responsible for managing the bond investments of the Bond Fund. Their role on the Equity and Bond Fund management team are the same as identified for the Bond Fund.

Bond Fund

Donald Heltner and Duncan Funk are the portfolio managers responsible for the day-to-day management of the Bond Fund. Messrs. Heltner and Funk have been associated with the Bond Fund since 2003 and 2000, respectively. Messrs. Heltner and Funk generally have different roles on the Bond Fund management team. Mr. Heltner's role on the management team includes overseeing the process for buying and selling fixed income securities and maintaining investment policies. Mr. Funk's role on the management team includes selecting fixed income securities for purchase and sale, conducting fixed income research, reviewing research data, and maintaining investment policies.

Tax Advantaged Bond Fund

Donald Heltner and Robert Reardon are the portfolio managers primarily responsible for the day-to-day management of the Tax Advantaged Bond Fund. Mr. Heltner has been associated with the Tax Advantaged Bond Fund since 2003. Mr. Reardon, Investment Officer--Fixed Income at State Farm Mutual Automobile Insurance Company, has been associated with the Tax Advantaged Bond Fund since 2000. Over the past five years, Mr. Reardon has been involved in all aspects of managing tax advantaged fixed income portfolios for State Farm Mutual Automobile Insurance Company and its affiliated entities. Messrs. Heltner and Reardon generally have different roles on the Tax Advantaged Bond Fund

                                MANAGING THE INVESTMENTS OF THE FUNDS continued


management team. Mr. Heltner's role on the Tax Advantaged Bond Fund management team is the same as identified for the Equity and Bond Fund. Mr. Reardon's role on the Tax Advantaged Bond Fund management team includes selecting municipal securities for purchase and sale, conducting municipal research, and reviewing financial data and research reports.

LifePath Funds

David Burkart and Mariana Egan are primarily responsible for the day-to-day management of the LifePath Retirement Master Portfolio, LifePath 2010 Master Portfolio, LifePath 2020 Master Portfolio, LifePath 2030 Master Portfolio and LifePath 2040 Master Portfolio, the Master Portfolios into which the LifePath Funds invest. Each Portfolio Manager is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of their team to focus on certain asset classes, implementing investment strategies, researching and reviewing investment strategies, and overseeing members of his or her portfolio management team with more limited responsibilities, but each Portfolio manager has appropriate limitations on his or her authority for risk management and compliance purposes.

David Burkart is an employee of Barclays and BGI and has been primarily responsible for the day-to-day management of the LifePath Retirement Master Portfolio, LifePath 2010 Master Portfolio, LifePath 2020 Master Portfolio, LifePath 2030 Master Portfolio and LifePath 2040 Master Portfolio for five years.

Mariana Egan is an employee of Barclays and BGI and has been primarily responsible for the day-to-day management of the LifePath Retirement Master Portfolio, LifePath 2010 Master Portfolio, LifePath 2020 Master Portfolio, LifePath 2030 Master Portfolio and LifePath 2040 Master Portfolio for four years. Prior to becoming a Portfolio Manager, Mariana Egan was employed by HSBC as a mutual fund manager and financial analyst.

The Statement of Additional Information provides additional information regarding the portfolio managers' compensation, other accounts they manage, and their ownership of securities issued by the Funds.

SHAREHOLDER INFORMATION

                           Who Can Purchase Shares?

Shares currently are offered to institutional investors, including certain insurance companies, defined contribution plans, defined benefit plans, and may be used as a funding vehicle for certain tax-qualified accounts.

For the purpose of funding their Traditional IRA, Roth IRA, Archer Medical Savings Accounts, Tax Sheltered Accounts under section 403(b)(7) of the Internal Revenue Code and Coverdell Education Savings Accounts, current insurance agents of the State Farm Insurance Companies who are also registered representatives of State Farm VP Management Corp. ("Registered State Farm Agents"), Agency Field Consultants ("AFCs"), Agency Field Executives ("AFEs"), State Farm's Field Sales Associates ("FSAs"), Zone Sales Associate Managers ("ZSAMs") and the family members of such persons may purchase shares to fund any of these tax-qualified accounts.

"Family member" is defined as:

 . Spouse, which means the person to whom you legally are married under the laws of the state in which you reside.

 .  Lineal ascendants including:
   .  parents
   .  grandparents
   .  step-parents
   .  step-grandparents
   .  great grandparents
   .  step-great grandparents

 .  Lineal descendants including:
   .  children
   .  grandchildren
   .  great grandchildren
   .  step children
   .  court appointed foster children
   .  legally adopted children
   .  step-grandchildren
   .  step-great grandchildren

 .  Lineal descendant's spouse

 .  Siblings
   .  brother
   .  sister
   .  step-brother
   .  step-sister

 .  Sibling's spouse

Registered State Farm Agents, AFCs, AFEs, FSAs, ZSAMs, and family members (defined above) who are plan sponsors, administrators, trustees, or fiduciaries of a qualified retirement plan and the participants of that plan qualify to purchase shares for that plan. Registered State Farm Agents, AFCs, AFEs, FSAs, and ZSAMs who own (greater than 10%) or participate as an officer, director, or partner in a business which sponsors a qualified retirement plan and the participants of that plan qualify to purchase shares for that plan. Family members (as defined above) of Registered State Farm Agents, AFCs, AFEs, FSAs, and ZSAMs who own a sole proprietorship which sponsors a qualified retirement plan and the participants of that plan may purchase shares for that plan. Registered State Farm Agents, AFCs, AFEs, FSAs, ZSAMs and family members of such persons who are participants in a qualified retirement plan investing in the Funds may purchase shares to fund their individual accounts under that plan, even if the entire plan does not qualify to purchase shares as described above

If you are a Fund Shareowner who is not eligible to invest in the Funds, you may maintain and add to your established registration(s), but you may not open any new registrations.

General Policies for Purchasing Shares and the Use of Telephone and the Internet to Initiate Transactions in Shares

If eligible, you may buy shares of any of the Funds by submitting a written order directly to State Farm VP Management Corp. at the address listed below, by contacting a State Farm VP Management Corp. Securities Products Representative at 1-800-447-4930 from 8:00 a.m. through 6:00 p.m. (Central
Time) Monday through Friday (except holidays) or via the Internet. An interactive voice response (IVR) system provides access to most information and many transactions, 24 hours per day.

We will employ reasonable procedures to confirm that telephone and internet instructions are genuine. These procedures include recording telephone calls, requiring the use of a personal identification number for internet transactions, and sending you transaction confirmation statements. If the Man-

                                              SHAREHOLDER INFORMATION continued


ager and the Funds fail to comply with such procedures, they may be liable for any losses due to unauthorized or fraudulent instructions. However, the Funds, the Manager and their respective officers, directors, employees and agents will not be liable for acting upon instructions given, when reasonably believed to be genuine.

During periods of volatile economic and market conditions, you may have difficulty initiating a transaction by telephone or by the internet, in which case you should consider sending in your request by letter.

Telephone Transaction Privileges are automatically established for you unless you decline these privileges on the Application. If you currently do not have the Telephone Transaction Privileges but would like to sign up for these privileges, you may complete an Investor Account Services Form. Your signature on the Investor Account Services Form must be guaranteed (see "Signature Guarantee").

Although the Application or the Investor Account Services Form authorize the Funds and the Manager to record all telephone instructions, the Funds may not honor telephone instructions unless permission to record is confirmed by the caller. Each Fund reserves the right at any time to suspend, limit, modify or terminate Telephone Transaction Privileges, but will not do so without giving you at least 30 days' prior written notice.

                     What Type of Account Would You Like?

Business, Trust or Organization. This account is for a corporation, trust, association, partnership or similar institution. Along with your application, please enclose a certified corporate resolution or other appropriate documentation that indicates which officers, trustees or persons are authorized to act for the legal entity.

Tax-Qualified Accounts. A tax-qualified account enables you to defer taxes on investment income and capital appreciation. Your contributions may be tax-deductible. Tax-qualified accounts require a special application. Please call us at 1-800-447-4930 for more information about a tax-qualified account.

 . Traditional IRAs allow most individuals under 70 1/2 years of age with taxable compensation to contribute up to $4,000 per year ($8,000 for most married couples) for tax years 2005 through 2007. If your spouse has less than $4,000 in taxable compensation, he or she may still contribute up to $4,000 to an IRA, as long as you and your spouse's combined taxable compensation is at least $8,000. Individuals who are age 50 or older by the end of the calendar year are permitted to make an additional $500 "catch-up" contribution. Your contribution may be deductible for federal income tax purposes based on your income, filing status, and participation in an employer maintained plan. The amount you can contribute to a Traditional IRA in any year is reduced by the amount you contribute to a Roth IRA, and vice versa.

 . Roth IRAs allow single taxpayers with adjusted gross income up to $95,000 per year, and married couples (who file a joint federal income tax return) with adjusted gross income up to $150,000 per year, to contribute up to $4,000 per person for 2005 through 2007. Contributions to Roth IRAs are not deductible for federal income tax purposes and earnings are not subject to federal income taxes upon withdrawal if the Roth IRA has been held at least five years and you: (1) have attained age 59 1/2, (2) have become disabled,
    (3) have become deceased, or (4) use the proceeds (up to a lifetime maximum of $10,000) to purchase a first home. The amount you can contribute to a Roth IRA in any year is reduced by the amount you contribute to a Traditional IRA, and vice versa. Individuals who are age 50 or older by the end of the calendar year are permitted to make an additional $500 "catch-up" contribution.

 . Simplified Employee Pension Plan (SEP Plan) - A SEP Plan allows an employer to make tax-deductible contributions to SEP IRAs established by employees. For 2005, employer-funded contribution amounts can be up to the lesser of 25% of the first $210,000 of compensation for eligible employees or $42,000. Self-employed persons are treated both as employees and employers for contribution purposes and there are no limits on the number of employees eligible to participate in a SEP Plan. Participating employees may also make annual Traditional IRA contributions to their SEP IRA. Refer to the Traditional IRA section above for the Traditional IRA contribution limits.

SHAREHOLDER INFORMATION continued



 . Savings Incentive Match Plan for Employees (SIMPLE Plan) - A SIMPLE Plan allows employers and employees to make contributions to SIMPLE IRAs established by employees. SIMPLE Plans are available for employers with 100 or fewer employees. This plan allows eligible employees to contribute up to the lesser of $10,000 or 100% of compensation to their SIMPLE IRA for 2005 via a salary reduction agreement ($10,000 plus cost-of-living adjustment for later years). Eligible employees who are age 50 or older by the end of 2005 may be permitted to make an additional $2,000 "catch-up" contribution ($2,500 "catch-up" contribution for 2006). Employers must either match their employees' contributions (up to 3% of compensation) or make a non-elective contribution of 2% of compensation to all eligible employees. Self-employed persons are treated both as employees and employers for contribution purposes.

 . Prototype Safe Harbor 401(k) Plan - A 401(k) plan is a retirement plan that allows eligible employees to contribute up to the lesser of $14,000 or 100% of compensation for 2005 to the plan via a salary reduction agreement ($15,000 for 2006). Eligible employees who are age 50 or older by the end of 2005 may be permitted to make an additional $4,000 "catch-up" contribution ($5,000 "catch-up" contribution for 2006). Employers must either match their eligible employees' contributions (using the base formula of 100% of elective deferrals up to 3% of compensation and then 50% of elective deferrals on the next 2% of compensation, or another matching formula which cannot exceed 6% of compensation) or make a non-elective contribution. In addition, the employer may make a profit sharing contribution to all eligible employees. Self-employed persons are treated both as employees and employers for contribution purposes, and there are no limits on the number of employees eligible to participate in a Prototype Safe Harbor 401(k) Plan. State Farm's Prototype Safe Harbor 401(k) plan is called "Safe Harbor" because its provisions eliminate the requirement for extensive non-discrimination testing.

    To adopt State Farm's Prototype Safe Harbor 401(k) Plan and to begin purchasing Institutional Class shares as funding for the plan, a plan sponsor must enter into an Administrative Services Agreement with the Manager. The Manager will no longer enter into any new Administrative Services Agreements with plan sponsors, except for plan sponsors who are current agents of the State Farm Insurance Companies. Any plan sponsor who enters into an administrative services agreement with BISYS Retirement Services, Inc. must purchase Class R-1, R-2 or Class R-3 shares of the Funds, whichever share class is appropriate as described in the prospectus for such shares.

    A plan sponsor who elects to have BISYS Retirement Services, Inc. provide administrative services for their 401(k) plans may not purchase Institutional Class shares of the Funds for their plans. Such plan sponsors may instead purchase Class R-1, Class R-2 or Class R-3 shares of the Funds for their plans, whichever is appropriate as described in the prospectus for such shares.

 . Other retirement plans - You may also use a Fund for corporate or self-employed retirement plans. The plan trustee must establish the appropriate account; the Trust does not offer prototypes of these plans. The trust or plan must be established before you can open an account. Please include the date that the trust or plan was established on the application.

 . Coverdell Education Savings Accounts allow individuals, subject to certain income limitations, to contribute up to $2,000 annually for a child under the age of 18. Although contributions to a Coverdell Education Savings Account are not deductible for federal income tax purposes, the proceeds are generally not taxable, provided withdrawals are used to pay for qualified education expenses. Single taxpayers with adjusted gross income up to $95,000 per year, and married couples with adjusted gross income up to $190,000 are allowed to contribute $2,000 annually for a child under the age of 18 to a Coverdell Education Savings Account.

 . Archer Medical Savings Accounts. Archer Medical Savings Accounts ("Archer MSAs") are primarily used to save for qualified medical expenses and as a tax advantaged savings vehicle. If you (or your spouse) are self-employed or work for a small employer (generally 50 or fewer employees) and are covered by an individual or family high deductible health plan ("HDHP"),

                                              SHAREHOLDER INFORMATION continued


   you may be able to contribute up to 65% or 75% respectively of your HDHP deductible to cover qualified medical expenses as defined by the IRS. Contributions and earnings (if any) grow tax-free and may remain in your Archer MSA from year to year until the funds are withdrawn. Contributions are generally tax-deductible even if you do not itemize on your IRS
    Form 1040. Withdrawals are not taxable if the funds are used for qualified medical expenses as defined by the IRS. After age 65, withdrawals may be used for non-qualified medical expenses, however, these withdrawals will be taxed as ordinary income. After April 30, 2004, Archer MSAs are available only to persons who as of that date have an Archer MSA funded with shares of the Funds.

 . Tax Sheltered Accounts under 403(b)(7) - Tax Sheltered Accounts ("TSAs") under section 403(b)(7) of the Internal Revenue Code permit certain employees of public educational institutions and certain tax-exempt organizations to exclude a portion of their income from current federal taxation to build a retirement fund. The annual salary reduction contribution to a TSA under section 403(b)(7) may not exceed the lesser of $14,000 or 100% of compensation or for 2005 ($15,000 for 2006). In addition, a participating employee age 50 or older is permitted to make an additional $4,000 "catch-up" contribution for 2005 ($5,000 "catch-up" contribution for 2006).

The above is just a summary of the types of retirement and other tax-qualified accounts available. Your State Farm VP Management Corp. Registered Representative Agent can provide further details about these types of accounts, or you can call us at 1-800-447-4930 to receive an application for a retirement or a tax-qualified account. For more information about the tax advantages and consequences of investing in any of these plans and any state law limitations applicable to these plans, please consult your tax adviser.

                              Minimum Investments

Your initial investment in any Fund must be at least $250, and any subsequent investment must be at least $50. The Funds may change the minimum investment amounts.

                          Shareholder Servicing Fees

Institutional Shares of each Fund pay a shareholder servicing fee of 0.25% per year of the average daily net assets to the Manager for providing ongoing account services to shareholders. Shareholder services include establishing and maintaining shareholder accounts, answering shareholder inquiries and providing other personal services to shareholders.

                          Calculating Net Asset Value


The offering price of the shares of each Fund is its NAV. NAV is calculated by adding all of the assets of a Fund, subtracting the Fund's liabilities, then dividing by the number of outstanding shares. A separate NAV is calculated for each class of each Fund. We calculate the NAV of the S&P 500 Index Fund and the LifePath Funds based on the NAVs of each corresponding Master Portfolio. Each are calculated on the same day and determined as of 4:00 p.m. (Eastern Time) on each day the New York Stock Exchange ("NYSE") is open for business.


The NAV for each Fund is determined as of the time of the close of regular session trading on the NYSE (currently at 4:00 p.m., Eastern Time), on each day when the NYSE is open for business. Shares of the Funds will not be priced on days when the NYSE is closed. Each Fund values its assets at their current market value when market quotations are readily available. Securities for which readily available market quotations are not available, or for those quotations deemed not to be representative of market values, are valued by a method that the Board of Trustees believes will reflect a fair value. Fair value pricing typically is used when trading for a portfolio security is halted during the day and does not resume prior to the Fund's NAV calculation or when a portfolio security has limited liquidity resulting in no market derived price. Securities also may be fair valued as a result of significant events that occur after the close of trading in markets within which the securities trade, but before the time at which the securities are valued for NAV calculation. Examples of significant events may include government action and acts of terrorism.

The intended effect of fair value pricing is to take into con-sideration all significant events, including those that have

SHAREHOLDER INFORMATION continued


occurred between the time a security last traded and the time of NAV calculation, so that the NAV of a Fund fairly and accurately represents the value of the Fund's holdings. Fair valuation may reduce the ability of a shareholder to take advantage of a lag between a significant change in the value of the Fund's holdings and the reflection of that change in the Fund's NAV.

Money market securities, other than U.S. Treasury securities, that mature within 60 days or less are valued using the amortized cost method, unless the Board of Trustees determines that this does not represent fair value.

All investments by the International Equity Fund and International Index Fund are valued in U.S. dollars based on the then prevailing exchange rate. Because each of these international funds invest in securities that are listed on foreign exchanges that trade on days when the Fund does not price its shares, the value of the foreign securities owned by these Funds may change on days when you will not be able to purchase or redeem the shares. Specific information about how the Funds value certain assets is set forth in the Statement of Additional Information.

Investments in a Master Portfolio are valued based on an interestholder's proportionate ownership interest in the Master Portfolio's aggregate net assets as next determined after an order is received in proper form. The aggregate NAV of each Master Portfolio (i.e., the value of it's assets less liabilities) is determined as of 4:00 p.m. (Eastern time) on each day the NYSE is open for business. The Master Portfolio's investments are valued each business day, typically by using available market quotations or at fair value determined in good faith by the Master Fund's Board of Trustees. The prospectus of the Master Portfolios explains the circumstances under which the Master Portfolios will use fair value pricing and the effects of using fair value pricing.

                          How To Buy and Sell Shares

Persons Purchasing, Exchanging or Selling Shares Through Plan Sponsors or Administrators

Retirement plan participants should refer to materials provided by their plan sponsor or plan administrator for information on how to invest in, exchange and redeem shares of the Funds.

Plan sponsors or administrators who have made arrangements with the Trust may receive orders from their plan participants to purchase, exchange or redeem shares of the Funds, generally on each business day. That night, all orders received by that plan sponsor or plan administrator prior to 4:00 p.m. Eastern time on that day are aggregated, and the plan sponsor or plan administrator generally places a net purchase and/or redemption order(s) for shares of the Funds on the morning of the next business day. These orders are normally executed at the NAV that was computed for each Fund as of 4:00 p.m. Eastern time the previous day.

Plan sponsors and plan administrators who choose not to enter into arrangements of the type described above will need to transmit orders for receipt by the Trust prior to 4:00 p.m. Eastern time in order for those orders to be executed at the NAV computed for that day.

.. The following applies to persons who own Fund shares through a qualified retirement plan and who wish to exchange their shares for shares of another
   Fund:

 . A trustee (or plan administrator or similar plan official) who directs the investments of a qualified retirement plan on behalf of all plan participants, shall be limited to four exchanges per calendar year.

 . Each plan participant who directs the investment of his/her account under a qualified retirement plan (other than a participant directed 401(k) plan), and who can be identified by the Trust as initiating exchanges of shares, shall be limited to four exchanges per calendar year.

 . Each plan participant who directs the investment of his/her account under a 401(k) plan, and who can be identified by the Trust as initiating exchanges of shares, shall be limited to one exchange per calendar quarter unless the document governing the operation of the plan provides for more frequent exchanges.

 . For qualified retirement plans in which plan participants direct the investments of their accounts but the Trust cannot specifically identify the plan participant who directs any given exchange of shares, the Trust will not impose a limit on the number of exchanges per calendar year for each plan participant. In this case, the trustee of

                                              SHAREHOLDER INFORMATION continued


   the qualified retirement plan shall be responsible for imposing limits, if any, on exchanges on each plan participant as the trustee deems appropriate.

The Trust normally will wire redemption proceeds to the plan sponsor or plan administrator on the next business day after receipt of the redemption instructions by the Trust, but in no event later than seven days following receipt of such instructions. Redemptions of more than $500,000 of a Fund's assets during any 90-day period by one shareowner will normally be paid in cash, but may be paid wholly or partly by a distribution in-kind of securities. If a redemption is paid in-kind, the redeeming shareowner may incur brokerage fees in selling the securities received.

Each Fund may suspend the right of redemption or postpone a redemption payment more than seven days during any period when (a) the NYSE is closed for other than customary weekend and holiday closings, (b) trading on the NYSE is restricted, (c) there are emergency circumstances as determined by the Securities and Exchange Commission, or (d) the Secu- rities and Exchange Commission has by order permitted such suspension for the protection of shareowners of the Fund; provided that applicable rules and regulations of the Securities and Exchange Commission shall govern as to whether any condition prescribed in (b) through (d) exists.

Anti-Money Laundering Compliance. The Funds are required to comply with various anti-money laundering laws and regulations. Consequently, the Funds may request additional required information from you to verify your identity. Your application will be rejected if you are not a U.S. resident or if it does not contain your name, social security number, date of birth and permanent street address. If at any time the Funds believe a shareholder may be involved in suspicious activity or if certain account information matches information on government lists of suspicious persons, the Funds may choose not to establish a new account or may be required to "freeze" a shareholder's account. The Funds also may be required to provide a governmental agency with information about transactions that have occurred in a shareholder's account or to transfer monies received to establish a new account, transfer an existing account or transfer the proceeds of an existing account to a governmental agency. In some circumstances, the law may not permit the Funds to inform the shareholder that it has taken the actions described above.

All Other Persons Purchasing, Exchanging or Selling Shares

The preceding discussion relates to how persons purchase, exchange and sell shares through plan sponsors and plan administrators. The following discussion relates to how all other persons purchase, exchange, and sell shares.

Purchase orders are effected at the NAV per share next determined after receipt of the order in proper form by State Farm VP Management Corp. or its Registered Representatives. Receipt of an order in proper form means that State Farm VP Management Corp. or its Registered Representatives have received complete purchase instructions and payment for shares.

If State Farm VP Management Corp. or its Registered Representatives determine that the purchase instructions for your order are incomplete, State Farm VP Management Corp. or its Registered Representative will contact you to obtain the missing information and/or the missing documents necessary to make your purchase instructions complete. Your purchase order will not be processed until after the purchase instructions have been made complete and payment for the shares has been received.

All checks should be made payable to State Farm Mutual Funds. Third-party checks will not be accepted. All payments must be in U.S. dollars and must be drawn only on U.S. banks. The Funds reserve the right to reject any purchase order.

Anti-Money Laundering Compliance. The Funds are required to comply with various anti-money laundering laws and regulations. Consequently, the Funds may request additional required information from you to verify your identity. Your application will be rejected if you are not a U.S. resident or if it does not contain your name, social security number, date of birth and permanent street address. If at any time the Funds believe a shareholder may be involved in suspicious activity or if certain account information matches information on government lists of suspicious persons, the Funds may choose not to establish a new account or may be required to "freeze" a shareholder's account. The Funds also may be required to provide a governmental agency with information about transactions that have occurred in a shareholder's account or to transfer monies received to establish a new

SHAREHOLDER INFORMATION continued


account, transfer an existing account or transfer the proceeds of an existing account to a governmental agency. In some circumstances, the law may not permit the Funds to inform the shareholder that it has taken the actions described above.

Opening and Adding to an Account

By Writing to the Manager. To open a new account in writing, complete and sign the Application and mail it to State Farm Mutual Funds, P.O. Box 219548, Kansas City, Missouri 64121-9548, together with a check made payable to "State Farm Mutual Funds" or a properly completed ACH authorization to debit the account for the minimum initial investment. Send Express Overnight mail to: State Farm Mutual Funds, 330 W. 9th Street, Kansas City, Missouri 64105. You may obtain an Application by calling the State Farm VP Management Corp. call center at 1-800-447-4930. You may make subsequent investments at any time by mailing a check to the Manager, payable to State Farm Mutual Funds, along with the detachable investment slip found at the top of your confirmation statement. You may also send a letter of instruction indicating your account registration, account number and the Fund name.

By Telephone. With the Telephone Investment Privilege, you can purchase additional Fund shares by having the Fund make an electronic withdrawal from your pre-designated bank account. To make a telephone investment, call 1-800-447-4930.

By the Internet. Visit our web site at www.statefarm.com(TM), and click on the "Mutual Funds" link. If you would like to open an account, print and complete the Application and mail it along with your personal check or an ACH authorization to State Farm Mutual Funds, P.O. Box 219548, Kansas City, Missouri 64121-9548. If you would like to add to your account that has already been established, follow the instructions presented on the screen.

By Automatic Investing. The automatic investment plan allows you to make monthly investments in a Fund through automatic transfers from your bank account. To sign up, complete the appropriate section of the Application or get an Investor Account Services Form by calling 1-800-447-4930. You can make periodic investments of $50 or more by authorizing a Fund to withdraw funds from your bank or credit union account. Until you meet the $250 initial investment minimum per fund, a $50 per fund investment is required. There is no charge to participate in the automatic investment plan. You can stop the withdrawals at any time by notifying your State Farm VP Management Corp., by writing the Manager, or by contacting a Securities Products Representative at 1-800-447-4930.

General Policies On Buying Shares

.. Your purchase order must be received by 4:00 p.m., Eastern Time to get that day's NAV.

.. All checks must be payable in U.S. dollars, drawn on a U.S. bank and made payable to "State Farm Mutual Funds." Third-party checks will not be accepted.

.. Unless you instruct otherwise, all of your income dividends and capital gain distributions will be reinvested in your account. In the case of all accounts except for tax-qualified accounts, you may at any time request in writing, by calling 1-800-447-4930, or by visiting our website at www.statefarm.com(TM) to have your income dividends and capital gain distributions paid to you in cash. You cannot elect to receive a check for an income dividend and/or a capital gain distribution if the amount payable is less than $10.

..  Stock certificates will not be issued.

.. The Manager will send to you by mail a confirmation of each transaction, other than purchases by the automatic investment plan method. You will receive confirmation of your purchases by the automatic investment plan method promptly after the end of each calendar quarter.

.. Persons who own Fund shares through a qualified retirement plan such as a 401(k) plan should refer to documents provided by their plan sponsor or administrator for any additional information related to buying shares.

.. Each Fund reserves the right, in its sole discretion, to reject purchases when, in the judgment of the Manager, the purchase would not be in the best interest of the Fund. No order to purchase shares is binding on a Fund until it has been confirmed in writing and the Fund has received payment.

.. You are required by federal regulations to certify your taxpayer identification or Social Security number when opening your account. Failure to provide an identification

                                              SHAREHOLDER INFORMATION continued


 number could subject you to backup withholding on any distributions, redemptions, or disbursements from your account. Further, you must reside in a jurisdiction where Fund shares may lawfully be offered for sale.

                            How To Exchange Shares

You may exchange your shares for shares of another Fund as follows:

In Writing. A written exchange request must be signed by all of the owners of the account, must be sent to the Manager, and must clearly indicate your account number, account registration and the Fund names and the number of shares or the dollar amount you wish to exchange. Send your request to State Farm Mutual Funds, P.O. Box 219548, Kansas City, Missouri 64121-9548.

By Telephone. With the Telephone Exchange Privilege, you may call the Manager and request an exchange. You must identify the existing account by giving the Fund's name, registration of the account and account number, and must specify the dollar amount or number of shares to be exchanged and the Fund to which the exchange should be made.

By the Internet. You can exchange shares of one Fund for another through our web site at www.statefarm.com(TM). Just click on the "Mutual Funds" link at that site and follow the instructions presented on the screen.

General Policies on Exchanging Shares

Exchange Limitations.
Because excessive exchanges can disrupt management of a Fund and increase the Fund's cost for all shareowners, the Trust places certain limits on the exchange privilege.

.. No more than four exchanges involving a non-Money-Market Fund can be made during a calendar year.

.. Please note that the Manager reserves the right to revise or terminate the exchange privilege, limit the amount of any exchange, or reject an exchange, at any time, for any reason. An exchange request can be rejected because of the timing or amount of the investment or because of a history of excessive trading by the investor.

.. An exchange will be effective on the day your request is received, if it is received by State Farm VP Management Corp. before the Funds calculate their NAVs on that day; a request received after the time the NAV is calculated will be effective at the next calculated NAV. All Funds calculate their NAVs as of the close of regular session trading on the NYSE (currently at 4:00 p.m., Eastern Time) each day the NYSE is open for business.

.. Persons who own Fund shares through a qualified retirement plan such as a 401(k) plan should refer to documents provided by their plan sponsor or administrator for any additional information related to exchanging shares.

.. You have to meet the minimum investment requirements of the Fund into which you are exchanging.

..  There is no charge for exchanges.

.. You may make an unlimited number of exchanges out of the Money Market Fund during a calendar year.

.. The Funds may refuse any exchange purchase if: (1) the Manager believes the Fund would be harmed or unable to invest effectively; or (2) the Fund receives or anticipates simultaneous orders that may significantly affect the Fund.

.. You can only exchange shares if the Fund has received good payment for those shares.

.. An exchange is a sale of shares from one Fund and the purchase of shares of another Fund for federal income tax purposes, which may produce a taxable gain or loss in a taxable account.

.. Before making an exchange please read the description of the Fund to be purchased.

.. The Trust may terminate or modify the exchange program at any time, but the Trust will seek to give shareholders at least 60 days notice prior to such change.

                           How to Redeem Fund Shares

You may redeem shares of any of the Funds by contacting State Farm VP Management Corp., by sending a written request, by telephone, by using our systematic withdrawal program, or by exchanging into another Fund.

SHAREHOLDER INFORMATION continued



In Writing. You may redeem all or any portion of your shares by sending a written request to the Manager:

  State Farm Mutual Funds
  P.O. Box 219548
  Kansas City, Missouri 64121-9548

Your redemption request must clearly identify the exact name in which your account is registered, your account number, the Fund name and the number of shares or dollar amount you wish to redeem.

The shareowner of record must sign the redemption request including each joint holder of a joint account. The Fund reserves the right to require further documentation in order to verify the authority of the person seeking to redeem. If you request a redemption of more than $100,000, your signature, must be guaranteed as described under "Signature Guarantee."

Redemption proceeds you request in writing normally will be sent by check to your address of record. If you give specific instructions in your written redemption request, and your signature is guaranteed as described under "Signature Guarantee," you may have the proceeds sent to another payee or to an address other than the address of record. If you request expedited delivery of the redemption proceeds, a fee of $15.00 will be deducted from your redemption proceeds.

By Telephone. With the Telephone Redemption Privilege, you can redeem shares by calling 1-800-447-4930. You may redeem shares by telephone up to and including $100,000 if the proceeds are to be sent to the address of record, or you may redeem up to the entire value of your account if the proceeds are to be electronically transferred to a pre-designated bank account.

By The Internet. Visit our website at www.statefarm.com(TM), click on the "Mutual Funds" link, and follow the instructions presented on the screen.

Systematic Withdrawal Program. If you own $5,000 or more of a Fund's shares at NAV, you may have a specified dollar amount greater than $100 withdrawn from your account, payable to you or to another designated payee on a monthly, quarterly or annual basis. You designate the day during the chosen period that you would like the shares to be redeemed. If the day selected for your systematic withdrawal plan falls on a non-business day, the transaction will be processed on the previous business day unless the day selected falls on the first day of the period. Under these circumstances it will be processed the following business day.

  Example 1: If you choose to have your withdrawal on the tenth of each month and the tenth falls on a Saturday during a particular month, the transaction will be processed on the ninth.

  Example 2: If you choose to have your withdrawal on the first of each month and the first falls on a Saturday during a particular month, the transaction will be processed on the third since this would be the first business day during that period.

To redeem shares through a systematic withdrawal plan, contact your State Farm VP Management Corp. Registered Representative for instruction or complete an Investor Account Services Form for shares held in a taxable account or a Distribution Request Form for shares held in a tax-qualified account. You can obtain copies of these forms by calling 1-800-447-4930. Once you have established a redemption program through a systematic withdrawal plan, you can change the amount, the frequency, or the payment date of the systematic withdrawal by calling 1-800-447-4930, if you have Telephone Redemption Privileges.

You should not purchase additional shares of a Fund at the same time you are participating in the systematic withdrawal plan because the withdrawal will be a taxable redemption and may produce taxable gain or loss. The Trust reserves the right to amend the systematic withdrawal program on 30 days' notice. The program may be terminated at any time by the Trust.

General Redemption Policies

.. Each Fund will redeem shares at the Fund's NAV next determined after receipt by the Fund of a proper request for redemption.

.. A Fund generally will redeem shares in cash (by check) or electronic transfers. Redemptions of more than $500,000 of a Fund's assets during any 90-day period by one shareowner will normally be paid in cash, but may be paid in whole or in part by a distribution in-kind of securities. If a redemption is paid in-kind, the redeeming shareowner may incur brokerage fees in selling the securities received.

                                              SHAREHOLDER INFORMATION continued



.. Persons who own Fund shares through a qualified retirement plan such as a 401(k) plan should refer to documents provided by their plan sponsor or administrator for any additional information related to redeeming shares.

.. Payment for shares redeemed will be mailed to the shareowner(s) address of record or electronically transferred to the shareowner's predesignated bank account within seven days after the Fund receives a redemption request, in writing, by the internet, or by telephone, in proper form.

.. If you try to redeem shares paid for by check or electronic transfer soon after they have been purchased, the Fund may delay sending the redemption proceeds until it can verify that payment of the purchase price for the shares has been, or will be, collected. The Fund will employ reasonable verification measures. A Fund will not delay paying redemption proceeds under this policy beyond a period that ends fifteen days after you purchased the shares that are being redeemed.

.. Each Fund may suspend the right of redemption or postpone a redemption payment more than seven days during any period when (a) the NYSE is closed for other than customary weekend and holiday closings, (b) trading on the NYSE is restricted, (c) there are emergency circumstances as determined by the Securities and Exchange Commission, or (d) the Securities and Exchange Commission has by order permitted such suspension for the protection of shareowners of the Fund; provided that applicable rules and regulations of the Securities and Exchange Commission shall govern as to whether any condition prescribed in (b) through (d) exists.

.. Once the Manager has received and accepted your redemption request, you may not cancel or revoke it. We cannot accept a redemption request that specifies a particular date or price or any other conditions.

.. Redemption proceeds you request in writing normally will be sent by check to your address of record. If you give specific instructions in your written redemption request, and your signature is guaranteed as described under "Signature Guarantee," you may have the redemption proceeds sent to another payee or to an address other than the address of record. If you request expedited delivery of the redemption proceeds, a fee of $15.00 will be deducted from your redemption proceeds.

.. You may change your address of record by calling 1-800-447-4930, visiting your State Farm VP Management Corp. Registered Representative, or by sending a written request to State Farm Mutual Funds, P.O. Box 219548, Kansas City, MO 64121-9548. If you request an address change, redemption proceeds will be sent to the former address during the fifteen day period after the Manager receives your request unless the redemption request is in writing and accompanied by a signature guarantee for each registered owner.

..  For IRA withdrawals a shareholder should complete the Distribution Request
   Form which can be obtained by calling 1-800-447-4930 or by visiting our website at www.statefarm.com(TM).

.. If you request, redemption proceeds will be sent electronically to your pre-designated bank account. The electronic transfer will be completed either through the ACH method or through the wire transfer method, whichever you choose. With the ACH method the redemption proceeds will usually be deposited in your pre-designated bank account within one or two business days after the processing of the redemption request. With the wire transfer method, the redemption proceeds will usually be deposited in your pre-designated bank account on the next business day after the receipt of the redemption request. If you choose electronic deposit of your proceeds using the wire transfer method, the Manager will charge you a $15.00 fee, and this fee will be subtracted from your redemption proceeds. There currently is no charge for electronic transfer of redemption proceeds using the ACH method. Your bank may charge additional fees for electronic transfers you initiate. The wire transfer method is not available to shareowners participating in the systematic withdrawal program. To change the bank or account designated to receive your redemption proceeds, send a written request (not by fax) signed by each shareowner with each signature guaranteed as described in this prospectus under "Signature Guarantee" to:

  State Farm Mutual Funds
  P.O. Box 219548
  Kansas City, Missouri 64121-9548

SHAREHOLDER INFORMATION continued



  If the registered owner(s) of the new bank account is/are the same as the registered owner(s) of the former bank account, no signature guarantee is necessary.

.. Redemptions may be restricted in the event of bankruptcy proceedings or other legal proceedings involving the shareowner.

                       Policies for Low Balance Accounts

The following policies apply to all persons with Fund accounts:

 . If the balance in any of your accounts (other than a Traditional IRA, Roth IRA, Coverdell Education Savings Account, Archer Medical Savings Account, SEP IRA, SIMPLE IRA, Tax Sheltered Accounts under (S)403(b)(7) of the Internal Revenue Code or an account held under other employer-sponsored qualified retirement plans) falls below $250 at the close of business on the first day of November, the Fund may redeem the shares in such account (with such redemption to occur on the second business day in November), send the proceeds to you at your address of record and close your account. This does not apply to accounts that were opened during the current calendar year. Thus, an account will not be closed in a year for low balance if you opened the account on or after January 1st of that year. The Manager may waive redemption and closure of an account for low balance, in its discretion.

 . Because servicing smaller accounts is very expensive, if the balance in any of your accounts falls below $1,000 at the close of business on the first day of November, through redemptions or any other reason, each of your accounts (other than SEP IRAs, SIMPLE IRAs, Archer Medical Savings Accounts, Tax Sheltered Accounts under (S)403(b)(7) of the Internal Revenue Code or accounts held under other employer-sponsored qualified retirement plans) with a balance below $1,000 will be charged a low balance fee of $25.00 for the year. We will deduct the low balance fee from the account on the second business day in November. The low balance fee will not apply to accounts that were opened during the current calendar year. Thus, no low balance fee will be assessed to your account in a year if you opened the account on or after January 1st of that year. The Manager may waive this fee, in its discretion and, if not waived, the fee will be retained by the Manager.

                              Signature Guarantee

A signature guarantee is a written representation, signed by an officer or authorized employee of the guarantor, that the signature of the shareowner is genuine. The guarantor must be an institution authorized to guarantee signatures by applicable state law. Such institutions include banks, broker-dealers, savings and loan associations and credit unions. A notary public cannot provide a signature guarantee.

The signature guarantee must appear, together with the signature of each registered owner, either

 . on the written request for redemption that exceeds $100,000, which clearly identifies the exact name in which the account is registered, the account number, the Fund name and the number of shares or the dollar amount to be redeemed;

 . on a separate "stock power," an instrument of assignment which should specify the total number of shares to be exchanged or redeemed (this stock power may be obtained from most banks and stock brokers);

 . if you request that a redemption check be made payable to anyone other than the shareholder of record, that request must be signed and accompanied by a signature guarantee of the registered owner;

 . if you request to transfer Fund shares from an existing account to another account which does not have identical owners (i.e., transferring shares from an account owned by John & Mary Doe to an account owned by Mary Doe), that request must be signed and accompanied by a signature guarantee of each registered owner of the account from which shares are being transferred;

 . if you request that a redemption check be mailed to an address other than the address of record, that request must be signed and accompanied by a signature guarantee of the registered owner; or

 . on the Investor Account Services Form used to establish the Telephone Investment, Redemption and/or

                                              SHAREHOLDER INFORMATION continued


   Exchange Privilege(s), and on the Investor Account Services Form used to change the pre-designated bank account into which redemption proceeds may be deposited. If pre-designated bank account information is changed but the registered owner(s) of the bank account remains the same, no signature guarantee will be required.

We will waive the signature guarantee requirement if you request to redeem shares in your account and reinvest the proceeds into a product sold by State Farm VP Management Corp. or into a product sponsored by a company that controls, is controlled by or is under common control with State Farm VP Management Corp. For this exception to apply, the product into which you are reinvesting redemption proceeds must have an account registration identical to the registration of your Fund account.

                        Excessive Trading/Market Timing

The Manager believes that the Funds are appropriate for a long term investment by a shareholder who can accommodate short-term price volatility. The Funds may also be appropriate as a diversifier of other investments. The Funds are not an appropriate investment for short-term investors who desire to trade the Funds frequently in anticipation of, or reaction to, short term market price movement.

An investment strategy some investors follow is commonly referred to as market timing. The Trust defines market timing as transacting into or between mutual funds on a frequent, short term basis, in anticipation of short term movements of share prices within those mutual funds. This is not an investment strategy supported by the Trust. The Trust attempts to identify and discourage market timing. Do not invest with the Trust if you desire to follow a market timing strategy.

Certain Funds may be more attractive to investors seeking to engage in market timing activities. For example, to the extent that a Fund invests a significant portion of its assets in foreign securities, the Fund may be more susceptible to a time zone arbitrage strategy in which an investor seeks to take advantage of Fund share prices that may not reflect developments in foreign securities markets that occurred after the close of such market, but prior to the pricing of the Fund's shares. A Fund that invests in securities that are, among other things, thinly traded or traded infrequently is susceptible to the risk that the current market price for such securities may not accurately reflect current market values. An investor may seek to engage in short-term trading to take advantage of these pricing differences (commonly referred to engaging in a time zone arbitrage strategy).

The Trust attempts to identify and discourage market timing because of the possible risks frequent purchases and redemptions present to shareholders and the portfolio management of the Funds. Market timing risks include the dilution in value of Fund shares held by the Fund's other shareholders; interference with the efficient management of the Fund's portfolio; and increased administrative costs for all Fund shareholders. The Board of Trustees for the Trust has adopted the following policies and procedures to discourage market timing:

 . Each Fund reserves the right to reject any purchase request, including exchanges from other Funds. A purchase request could be rejected due to its timing, amount or history of trading.

 . All Funds except the Money Market Fund restrict the number of times that an investor can exchange out of a Fund and into another Fund. For further details, see "How to Exchange Shares" section of this prospectus.

There is no guarantee that the Funds will be able to detect frequent trading activity or the shareholders engaged in such activity, or, if it is detected, to prevent its recurrence. We apply our market timing policies and procedures, including any and all restrictions, to all investors without special arrangement, waiver or exception. Because we cannot guarantee that our market timing policies and procedures will detect every market timer, investors bear the risk that frequent exchange or transfer activity may occur, resulting in dilution of the value of Fund shares, interference with efficient management of the Funds' portfolios, and increases in brokerage and administrative costs to the Funds.

Certain shares of the Funds are held in omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among financial intermediaries, retirement plans and variable insurance products. The Funds typically are not able to identify trading by a partic-

SHAREHOLDER INFORMATION continued


ular beneficial owner, which may make it difficult or impossible to determine if a particular account is engaged in frequent trading. There are also operational and technological limitations on the Funds' agents' ability to identify or terminate frequent trading activity, and the techniques used by the Funds and its agents are not anticipated to identify all frequent trading.

Disclosure of Portfolio Holdings

A description of the Trust's policies and procedures regarding the disclosure of each Fund's portfolio securities is available in the Statement of Additional Information.

SHARED DELIVERY

Shared Delivery of Prospectus and Fund Reports. The rules governing mutual funds require each of the Funds semiannually to furnish to its shareowners a report containing that Fund's financial statements and the Funds generally send each new prospectus to all shareowners. The Funds also send proxy statements to shareowners whenever there is a shareowners' meeting. Except in the case of certain employer- sponsored retirement plans, each Fund intends to send one copy of each report, prospectus and proxy statement to an address shared by more than one shareowner (commonly referred to as "householding" delivery). By signing the Account Application, you consent to the "householded" delivery of the reports, prospectuses and proxy statements unless and until you revoke your consent by notifying the Fund as set forth below.

Revocation of Shared Delivery. If you want to receive an individual copy (rather than a shared or "householded" copy) of a Fund's report, prospectus or proxy statement contact the Manager to request individual delivery by writing to State Farm Investment Management Corp., P.O. Box 219548, Kansas City, Missouri 64121-9548 or by telephone at 1-800-447-4930. You may revoke your consent at any time. The Fund will commence sending individual copies within 30 days after it receives notice that you have revoked your consent.

DIVIDENDS,
DISTRIBUTIONS
AND TAXES

Each Fund intends to distribute substantially all of its net investment income and any net capital gain realized from sales of its portfolio securities.

The Equity Fund, Equity Index Funds, Small Cap Equity Fund, Equity and Bond Fund, International Equity Fund and the LifePath Funds declare and pay dividends and capital gain distributions, if any, at least annually.

The Bond Fund, the Money Market Fund, and the Tax Advantaged Bond Fund declare dividends daily and pay dividends monthly on the last business day of the month. Capital gain distributions on these Funds, if any, are generally paid annually.

If the Manager has not received payment for your purchase of shares of the Bond Fund, the Money Market Fund or the Tax Advantaged Bond Fund, you will not be credited with any declared daily dividend until the day on which the Manager receives the payment. The Manager receives payment for your purchase of shares upon receipt of your check or ACH authorization. If you purchased the Fund shares at the office of a State Farm VP Management Corp. Registered Representative, it may take several days for the Manager to receive your check or your ACH authorization.

All dividends and capital gain distributions from a Fund are automatically reinvested in shares of that Fund on the reinvestment date, unless you previously have elected to receive dividends and distributions in cash.

Dividends and distributions from any Fund may be automatically invested in an existing, identically registered account in any other Fund of the same share class at NAV. This service is only available for non-retirement accounts. You may elect this option on your account application or by contacting your State Farm VP Management Corp. Registered Representative.

Taxes on Distributions. Distributions from each Fund, other than the Tax Advantaged Bond Fund, are generally subject to federal income tax, and may be subject to state or local taxes. If you are a U.S. citizen residing outside the United States, your distributions may also be taxed by the country in which you reside. Your distributions are taxable when they are paid, whether you take them in cash or reinvest them in additional shares.

The dividends from the Tax Advantaged Bond Fund will largely be exempt from regular federal income tax, because the Tax Advantaged Bond Fund invests primarily in municipal bonds. A portion of the Tax Advantaged Bond Fund's dividends may be subject to the federal alternative minimum tax (AMT). Tax Advantaged Bond Fund dividends may be subject to state and local taxes. Tax Advantaged Bond Fund will provide you annually with the state-by-state sources of its income.

For federal tax purposes, a Fund's income and short-term capital gain distributions are taxed as dividends; long-term capital gain distributions are taxed as long-term capital gains, no matter how long you have held your Fund shares.

Dividends declared in October, November, or December that are paid to you by the end of the following January are taxable to you as if they were received in the year they are declared.

If you are an individual and you meet certain holding period requirements with respect to your Fund shares, "qualified dividend income" distributed to you by a Fund may also be eligible for taxation at long-term capital gain rates.

Every January, the Funds will send you and the IRS a statement called Form 1099 showing the sources and amounts of taxable distributions you received in the previous calendar year.

Foreign Taxes. A Fund may receive income from sources in foreign countries, and that income may be subject to foreign taxes at its source. If your Fund pays non-refundable taxes to foreign governments during the year, those taxes will reduce that Fund's dividend. You may be able to claim a credit or deduction on your tax return for your share of foreign taxes paid by a Fund for a particular year if more than 50% of its total assets consists of stock or securities in foreign corporations and the Fund makes a special tax election for such year whereby each of its shareholders includes in his gross income and treats as paid by him his proportionate share of such foreign taxes. It is expected that only International Equity Fund and International Index Fund may qualify for this election. If a Fund makes this election, we will send you

                                   DIVIDENDS, DISTRIBUTIONS AND TAXES continued


detailed information about the foreign tax credit or deduction for that year.

Taxes on Transactions. A redemption is a sale for federal income tax purposes. Your redemption proceeds may be more or less than your cost basis depending upon the net asset value at the time of the redemption and, as a result, you may realize a capital gain or loss. Gain or loss is computed on the difference between the amount you receive in exchange for the shares redeemed and their basis.

An exchange of any Fund's shares for shares of another Fund will be treated as a sale of the Fund's shares at their fair market value and any gain on the transaction may be subject to federal income tax.

Whenever you sell shares of a Fund, you will receive a confirmation statement showing how many shares you sold and at what price. You also will receive a year-end statement every January. Also in January, the Funds will send you and the IRS a statement called Form 1099 showing the sources and gross proceeds of any taxable sales or exchanges from the previous year. This will allow you or your tax preparer to determine the tax consequences of each redemption. However, be sure to keep your regular account statements; their information will be essential in calculating the amount of your capital gains or losses.

Taxes for Tax-Qualified Accounts. Participants who own Fund shares in tax-qualified accounts will not be subject to federal income taxes on either dividends or capital gain distributions paid by the Funds to the accounts. Instead, participants who own Fund shares in tax-qualified accounts may be taxed when they begin taking distributions from their accounts. Depending on the type of tax-qualified account, there are various restrictions on eligibility, contributions and withdrawals. You should consult with a tax professional on the specific rules governing your own situation.

This prospectus provides general tax information only. It is not intended as tax advice applicable to your own personal situation. You should consult your own tax advisor for information about a Fund's tax consequences that is specific to you.

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the financial performance of each Fund. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information has been audited by Ernst & Young LLP, whose report, along with each Fund's financial statements, is included in the December 31, 2004 annual report. The annual report may be obtained from the Funds upon request without charge.

(For a share outstanding throughout each period):

                                  Equity Fund

                                                                        Institutional Shares
                                                              -----------------------------------------
                                                                                            From
                                                                                        commencement
                                                                                        of investment
                                                                                         operations
                                                                                         November 1,
                                                                     Year ended            2001 to
                                                                    December 31,        December 31,
                                                               2004    2003     2002        2001
------------------------------------------------------------- ------  ------  -------   -------------
Net asset value, beginning of period                          $ 7.81  $ 6.38  $  7.88      $ 7.54

Income from Investment Operations
Net investment income/(a)/                                      0.13    0.09     0.07        0.02
Net gain (loss) on investments (both realized and unrealized)   0.52    1.41    (1.52)       0.34
                                                              ------  ------  -------      ------
Total from investment operations                                0.65    1.50    (1.45)       0.36
                                                              ------  ------  -------      ------

Less Distributions
Net investment income                                          (0.12)  (0.07)   (0.05)      (0.02)
                                                              ------  ------  -------      ------
Total distributions                                            (0.12)  (0.07)   (0.05)      (0.02)
                                                              ------  ------  -------      ------
Net asset value, end of period                                $ 8.34  $ 7.81  $  6.38      $ 7.88
                                                              ======  ======  =======      ======

Total Return/(b)/                                               8.34%  23.52%  (18.35)%      4.82%

Ratios/Supplemental Data
Net assets, end of period (millions)                          $114.4  $ 91.2  $  51.5      $ 33.0

Average net asset ratios assuming expense limitations
Expenses                                                        0.68%   0.68%    0.70%       0.70%/(c)/
Net investment income                                           1.62%   1.24%    1.07%       0.85%/(c)/

Average net asset ratios absent expense limitations
Expenses                                                        0.68%   0.68%    0.72%       0.70%/(c)/
Net investment income                                           1.62%   1.24%    1.05%       0.85%/(c)/

Portfolio turnover rate                                            2%      1%       3%          1%/(c)/

--------------
(a)Beginning in 2001, average shares outstanding for the period were used to calculate net investment income per share.
(b)Total return is not annualized for periods that are less than a full year.
(c)Determined on an annualized basis.

                                                 FINANCIAL HIGHLIGHTS continued



(For a share outstanding throughout each period):

                             Small Cap Equity Fund

                                                                         Institutional Shares
                                                              ------------------------------------------
                                                                                            From
                                                                                        commencement
                                                                                        of investment
                                                                                         operations
                                                                                        February 28,
                                                               Year ended   Year ended     2002 to
                                                              December 31, December 31, December 31,
                                                                  2004         2003         2002
------------------------------------------------------------- ------------ ------------ -------------
Net asset value, beginning of period                             $ 9.90       $ 7.06       $  9.00

Income from Investment Operations
Net investment income/(a)/                                         0.01         0.02          0.03
Net gain (loss) on investments (both realized and unrealized)      0.64         2.82         (1.97)
                                                                 ------       ------       -------
Total from investment operations                                   0.65         2.84         (1.94)
                                                                 ------       ------       -------

Less Distributions
Net investment income                                                --           --            --
                                                                 ------       ------       -------
Total distributions                                                  --           --            --
                                                                 ------       ------       -------
Net asset value, end of period                                   $10.55       $ 9.90       $  7.06
                                                                 ======       ======       =======

Total Return/(b)/                                                  6.57%       40.23%       (22.00)%

Ratios/Supplemental Data
Net assets, end of period (millions)                             $ 11.8       $  8.8       $   3.3

Average net asset ratios assuming expense limitations
Expenses                                                           0.90%        0.90%         0.90%/(c)/
Net investment income                                              0.11%        0.19%         0.40%/(c)/

Average net asset ratios absent expense limitations
Expenses                                                           0.95%        0.98%         0.98%/(c)/
Net investment income                                              0.06%        0.11%         0.32%/(c)/

Portfolio turnover rate                                              37%          33%          29 %

--------------
(a)Average shares outstanding for the period were used to calculate net investment income per share.
(b)Total return is not annualized for periods that are less than a full year.
(c)Determined on an annualized basis.

FINANCIAL HIGHLIGHTS continued


(For a share outstanding throughout each period):

                           International Equity Fund

                                                                         Institutional Shares
                                                              ------------------------------------------
                                                                                            From
                                                                                        commencement
                                                                                        of investment
                                                                                         operations
                                                                                        February 28,
                                                               Year ended   Year ended     2002 to
                                                              December 31, December 31, December 31,
                                                                  2004         2003         2002
------------------------------------------------------------- ------------ ------------ -------------
Net asset value, beginning of period                             $ 8.35       $ 6.29       $  7.34

Income from Investment Operations
Net investment income/(a)/                                         0.08         0.07          0.03
Net gain (loss) on investments (both realized and unrealized)      0.99         2.10         (0.95)
                                                                 ------       ------       -------
Total from investment operations                                   1.07         2.17         (0.92)
                                                                 ------       ------       -------

Less Distributions
Net investment income                                             (0.11)       (0.11)        (0.13)
                                                                 ------       ------       -------
Total distributions                                               (0.11)       (0.11)        (0.13)
                                                                 ------       ------       -------
Net asset value, end of period                                   $ 9.31       $ 8.35       $  6.29
                                                                 ======       ======       =======

Total Return/(b)/                                                 12.78%       34.56%       (12.55)%

Ratios/Supplemental Data
Net assets, end of period (millions)                             $  6.3       $  4.7       $   2.7

Average net asset ratios assuming expense limitations
Expenses                                                           1.00%        1.00%         1.00%/(c)/
Net investment income                                              0.96%        0.94%         0.56%/(c)/

Average net asset ratios absent expense limitations
Expenses                                                           1.18%        1.41%         1.51%/(c)/
Net investment income                                              0.78%        0.53%         0.05%/(c)/

Portfolio turnover rate                                              22%          16%           24%/(c)/

--------------
(a)Average shares outstanding for the period were used to calculate net investment income per share.
(b)Total return is not annualized for periods that are less than a full year.
(c)Determined on an annualized basis.

                                                 FINANCIAL HIGHLIGHTS continued


(For a share outstanding throughout each period):

                              S&P 500 Index Fund

                                                                         Institutional Shares
                                                              ------------------------------------------
                                                                                            From
                                                                                        commencement
                                                                                        of investment
                                                                                         operations
                                                                                        February 28,
                                                               Year ended   Year ended     2002 to
                                                              December 31, December 31, December 31,
                                                                  2004         2003         2002
------------------------------------------------------------- ------------ ------------ -------------
Net asset value, beginning of period                             $ 8.45       $ 6.65       $  8.35

Income from Investment Operations
Net investment income/(a)(b)/                                      0.16         0.11          0.09
Net gain (loss) on investments (both realized and unrealized)      0.74         1.77         (1.72)
                                                                 ------       ------       -------
Total from investment operations                                   0.90         1.88         (1.63)
                                                                 ------       ------       -------

Less Distributions
Net investment income                                             (0.14)       (0.08)        (0.07)
                                                                 ------       ------       -------
Total distributions                                               (0.14)       (0.08)        (0.07)
                                                                 ------       ------       -------
Net asset value, end of period                                   $ 9.21       $ 8.45       $  6.65
                                                                 ======       ======       =======

Total Return/(c)/                                                 10.59%       28.27%       (19.57)%

Ratios/Supplemental Data
Net assets, end of period (millions)                             $ 40.4       $ 25.1       $   8.3

Average net asset ratios assuming expense limitations
Expenses/(a)/                                                      0.30%        0.30%         0.30%/(d)/
Net investment income/(a)/                                         1.79%        1.49%         1.48%/(d)/

Average net asset ratios absent expense limitations
Expenses/(a)/                                                      0.30%        0.39%         0.35%/(d)/
Net investment income/(a)/                                         1.79%        1.40%         1.43%/(d)/

Portfolio turnover rate/(e)/                                         14%           8%          12 %

--------------
(a)The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of income and expenses of the Master Portfolio. The expense and net investment income ratios for the Master Portfolio were 0.05% and 1.91%, respectively, for the year ended December 31, 2004.
(b)Average shares outstanding for the period were used to calculate net investment income per share.
(c)Total return is not annualized for periods that are less than a full year.
(d)Determined on an annualized basis.
(e)Amount represents the portfolio turnover rate of the Master Portfolio. For periods less than a full year, the rate represents the entire year.

FINANCIAL HIGHLIGHTS continued


(For a share outstanding throughout each period):

                             Small Cap Index Fund

                                                                         Institutional Shares
                                                              ------------------------------------------
                                                                                            From
                                                                                        commencement
                                                                                        of investment
                                                                                         operations
                                                                                        February 28,
                                                               Year ended   Year ended     2002 to
                                                              December 31, December 31, December 31,
                                                                  2004         2003         2002
------------------------------------------------------------- ------------ ------------ -------------
Net asset value, beginning of period                             $11.80       $ 8.17       $  9.95

Income from Investment Operations
Net investment income/(a)(b)/                                      0.11         0.09          0.10
Net gain (loss) on investments (both realized and unrealized)      2.00         3.67         (1.83)
                                                                 ------       ------       -------
Total from investment operations                                   2.11         3.76         (1.73)
                                                                 ------       ------       -------

Less Distributions
Net investment income/(c)/                                        (0.08)       (0.08)           --
Net realized gain                                                 (0.39)       (0.05)        (0.05)
                                                                 ------       ------       -------
Total distributions                                               (0.47)       (0.13)        (0.05)
                                                                 ------       ------       -------
Net asset value, end of period                                   $13.44       $11.80       $  8.17
                                                                 ======       ======       =======

Total Return/(d)/                                                 17.84%       45.97%       (17.43)%

Ratios/Supplemental Data
Net assets, end of period (millions)                             $ 23.7       $ 13.6       $   3.9

Average net asset ratios assuming expense limitations
Expenses/(a)/                                                      0.45%        0.45%         0.45%/(e)/
Net investment income/(a)/                                         0.92%        0.91%         1.16%/(e)/

Average net asset ratios absent expense limitations
Expenses/(a)/                                                      0.47%        0.61%         0.53%/(e)/
Net investment income/(a)/                                         0.90%        0.75%         1.08%/(e)/

Portfolio turnover rate/(f)/                                         20%          48%           28%

--------------
(a)The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of income and expenses of the Master Portfolio. The expense and net investment income ratios for the Master Portfolio were 0.10% and 1.26%, respectively, for the year ended December 31, 2004.
(b)Average shares outstanding for the period were used to calculate net investment income per share.
(c)Distributions represent less than $0.01 per share in 2002.
(d)Total return is not annualized for periods that are less than a full year.
(e)Determined on an annualized basis.
(f)Amount represents the portfolio turnover rate of the Master Portfolio. For periods less than a full year, the rate represents the entire year.

                                                 FINANCIAL HIGHLIGHTS continued



(For a share outstanding throughout each period):

                           International Index Fund

                                                                         Institutional Shares
                                                              ------------------------------------------
                                                                                            From
                                                                                        commencement
                                                                                        of investment
                                                                                         operations
                                                                                        February 28,
                                                               Year ended   Year ended     2002 to
                                                              December 31, December 31, December 31,
                                                                  2004         2003         2002
------------------------------------------------------------- ------------ ------------ -------------
Net asset value, beginning of period                             $ 8.75       $ 6.44       $  7.48

Income from Investment Operations
Net investment income/(a)(b)/                                      0.17         0.13          0.08
Net gain (loss) on investments (both realized and unrealized)      1.56         2.30         (1.01)
                                                                 ------       ------       -------
Total from investment operations                                   1.73         2.43         (0.93)
                                                                 ------       ------       -------

Less Distributions
Net investment income                                             (0.15)       (0.12)        (0.11)
                                                                 ------       ------       -------
Total distributions                                               (0.15)       (0.12)        (0.11)
                                                                 ------       ------       -------
Net asset value, end of period                                   $10.33       $ 8.75       $  6.44
                                                                 ======       ======       =======

Total Return/(c)/                                                 19.81%       37.79%       (12.45)%

Ratios/Supplemental Data
Net assets, end of period (millions)                             $ 11.8       $  6.1       $   2.8

Average net asset ratios assuming expense limitations
Expenses/(a)/                                                      0.65%        0.65%         0.65%/(d)/
Net investment income/(a)/                                         1.86%        1.75%         1.33%/(d)/

Average net asset ratios absent expense limitations
Expenses/(a)/                                                      0.71%        0.85%         0.74%/(d)/
Net investment income/(a)/                                         1.80%        1.55%         1.24%/(d)/

Portfolio turnover rate/(e)/                                         39%          18%           20%

--------------
(a)The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of income and expenses of the Master Portfolio. The expense and net investment income ratios for the Master Portfolio were 0.25% and 2.05%, respectively, for the year ended December 31, 2004.
(b)Average shares outstanding for the period were used to calculate net investment income per share.
(c)Total return is not annualized for periods that are less than a full year.
(d)Determined on an annualized basis.
(e)Amount represents the portfolio turnover rate of the Master Portfolio. For periods less than a full year, the rate represents the entire year.

FINANCIAL HIGHLIGHTS continued


(For a share outstanding throughout each period):

                             Equity and Bond Fund

                                                                        Institutional Shares
                                                              -----------------------------------------
                                                                                            From
                                                                                        commencement
                                                                                        of investment
                                                                                         operations
                                                                                        February 28,
                                                               Year ended   Year ended     2002 to
                                                              December 31, December 31, December 31,
                                                                  2004         2003         2002
------------------------------------------------------------- ------------ ------------ -------------
Net asset value, beginning of period                             $ 9.10       $ 8.06       $ 8.94

Income from Investment Operations
Net investment income/(a)/                                         0.25         0.21         0.22
Net gain (loss) on investments (both realized and unrealized)      0.36         1.01        (0.94)
                                                                 ------       ------       ------
Total from investment operations                                   0.61         1.22        (0.72)
                                                                 ------       ------       ------

Less Distributions
Net investment income                                             (0.24)       (0.18)       (0.16)
Net realized gain/(b)/                                               --           --           --
                                                                 ------       ------       ------
Total distributions                                               (0.24)       (0.18)       (0.16)
                                                                 ------       ------       ------
Net asset value, end of period                                   $ 9.47       $ 9.10       $ 8.06
                                                                 ======       ======       ======

Total Return/(c)/                                                  6.77%       15.26%       (7.12)%

Ratios/Supplemental Data
Net assets, end of period (millions)                             $  6.8       $  4.7       $  1.5

Average net asset ratios assuming expense limitations
Expenses                                                           0.00%        0.00%        0.00%/(d)/
Net investment income                                              2.75%        2.44%        3.33%/(d)/

Average net asset ratios absent expense limitations
Expenses                                                           0.09%        0.13%        0.09%/(d)/
Net investment income                                              2.66%        2.31%        3.24%/(d)/

Portfolio turnover rate                                               1%           0%           3%/(d)/

--------------
(a)Average shares outstanding for the period were used to calculate net investment income per share.
(b)Distributions represent less than $0.01 per share in 2003 and 2002.
(c)Total return is not annualized for periods that are less than a full year.
(d)Determined on an annualized basis.

                                                 FINANCIAL HIGHLIGHTS continued


(For a share outstanding throughout each period):

                                   Bond Fund

                                                                          Institutional Shares
                                                              --------------------------------------------
                                                                                               From
                                                                                           commencement
                                                                                           of investment
                                                                                            operations
                                                                                            November 1,
                                                               Year ended    Year ended       2001 to
                                                              December 31,  December 31,   December 31,
                                                                  2004      2003    2002       2001
------------------------------------------------------------- ------------ ------  ------  -------------
Net asset value, beginning of period                             $10.65    $10.72  $10.33     $10.73

Income from Investment Operations
Net investment income/(a)/                                         0.46      0.46    0.56       0.10
Net gain (loss) on investments (both realized and unrealized)     (0.01)    (0.07)   0.41      (0.36)
                                                                 ------    ------  ------     ------
Total from investment operations                                   0.45      0.39    0.97      (0.26)
                                                                 ------    ------  ------     ------

Less Distributions
Net investment income                                             (0.46)    (0.46)  (0.56)     (0.10)
Net realized gain                                                    --        --   (0.02)     (0.04)
                                                                 ------    ------  ------     ------
Total distributions                                               (0.46)    (0.46)  (0.58)     (0.14)
                                                                 ------    ------  ------     ------
Net asset value, end of period                                   $10.64    $10.65  $10.72     $10.33
                                                                 ======    ======  ======     ======

Total Return/(b)/                                                  4.29%     3.69%   9.69%     (2.33)%

Ratios/Supplemental Data
Net assets, end of period (millions)                             $ 72.9    $ 61.5  $ 35.8     $ 22.2

Average net asset ratios assuming expense limitations
Expenses                                                           0.18%     0.20%   0.20%      0.20%/(c)/
Net investment income                                              4.29%     4.28%   5.36%      6.16%/(c)/

Average net asset ratios absent expense limitations
Expenses                                                           0.18%     0.20%   0.20%      0.22%/(c)/
Net investment income                                              4.29%     4.28%   5.36%      6.14%/(c)/

Portfolio turnover rate                                              12%       18%     15%        26%/(c)/

--------------
(a)Average shares outstanding for the period were used to calculate net investment income per share.
(b)Total return is not annualized for periods that are less than a full year.
(c)Determined on an annualized basis.

FINANCIAL HIGHLIGHTS continued


(For a share outstanding throughout each period):

                           Tax Advantaged Bond Fund

                                                                        Institutional Shares
                                                              -----------------------------------------
                                                                                            From
                                                                                        commencement
                                                                                        of investment
                                                                                         operations
                                                                                        February 28,
                                                               Year ended   Year ended     2002 to
                                                              December 31, December 31, December 31,
                                                                  2004         2003         2002
------------------------------------------------------------- ------------ ------------ -------------
Net asset value, beginning of period                             $11.16       $10.98       $10.52

Income from Investment Operations
Net investment income                                              0.48         0.48         0.40
Net gain (loss) on investments (both realized and unrealized)     (0.02)        0.18         0.46
                                                                 ------       ------       ------
Total from investment operations                                   0.46         0.66         0.86
                                                                 ------       ------       ------

Less Distributions
Net investment income                                             (0.48)       (0.48)       (0.40)
                                                                 ------       ------       ------
Total distributions                                               (0.48)       (0.48)       (0.40)
                                                                 ------       ------       ------
Net asset value, end of period                                   $11.14       $11.16       $10.98
                                                                 ======       ======       ======

Total Return/(a)/                                                  4.26%        6.18%        8.35%

Ratios/Supplemental Data
Net assets, end of period (millions)                             $  0.2       $  0.2       $  0.1

Average net asset ratios assuming expense limitations
Expenses                                                           0.20%        0.20%        0.20%/(b)/
Net investment income                                              4.36%        4.33%        4.49%/(b)/

Average net asset ratios absent expense limitations
Expenses                                                           0.20%        0.21%        0.21%/(b)/
Net investment income                                              4.36%        4.32%        4.48%/(b)/

Portfolio turnover rate/(b)/                                          2%           8%           7%

--------------
(a)Total return is not annualized for periods that are less than a full year.
(b)Determined on an annualized basis.

                                                 FINANCIAL HIGHLIGHTS continued


(For a share outstanding throughout each period):

                               Money Market Fund

                                                                Institutional Shares
                                                      -----------------------------------------
                                                                                    From
                                                                                commencement
                                                                                of investment
                                                                                 operations
                                                                                February 28,
                                                       Year ended   Year ended     2002 to
                                                      December 31, December 31, December 31,
                                                          2004         2003         2002
----------------------------------------------------- ------------ ------------ -------------
Net asset value, beginning of period                     $ 1.00       $ 1.00       $ 1.00

Income from Investment Operations
Net investment income                                      0.01         0.01         0.01
                                                         ------       ------       ------
Total from investment operations                           0.01         0.01         0.01
                                                         ------       ------       ------

Less Distributions
Net investment income                                     (0.01)       (0.01)       (0.01)
                                                         ------       ------       ------
Total distributions                                       (0.01)       (0.01)       (0.01)
                                                         ------       ------       ------
Net asset value, end of period                           $ 1.00       $ 1.00       $ 1.00
                                                         ======       ======       ======

Total Return/(a)/                                          1.17%        0.94%        1.28%

Ratios/Supplemental Data
Net assets, end of period (millions)                     $  9.2       $  6.9       $  2.6

Average net asset ratios assuming expense limitations
Expenses                                                   0.20%        0.20%        0.20%/(b)/
Net investment income                                      1.20%        0.92%        1.47%/(b)/

Average net asset ratios absent expense limitations
Expenses                                                   0.23%        0.24%        0.27%/(b)/
Net investment income                                      1.17%        0.88%        1.40%/(b)/

--------------
(a)Total return is not annualized for periods that are less than a full year.
(b)Determined on an annualized basis.

FINANCIAL HIGHLIGHTS continued



(For a share outstanding throughout each period):

                             LifePath Income Fund

                                                                              Institutional Shares
                                                                   ------------------------------------------
                                                                                        From commencement
                                                                                     of investment operations
                                                                      Year ended          May 9, 2003 to
                                                                   December 31, 2004    December 31, 2003
------------------------------------------------------------------ ----------------- ------------------------
Net asset value, beginning of period                                    $10.84                $10.00

Income from Investment Operations
Net investment income/(a)(b)/                                             0.23                  0.10
Net gain (loss) on investments (both realized and unrealized)/(a)/        0.46                  0.80
                                                                        ------                ------
Total from investment operations                                          0.69                  0.90
                                                                        ------                ------

Less Distributions
Net investment income                                                    (0.23)                (0.06)
Net realized gain/(c)/                                                   (0.17)                   --
                                                                        ------                ------
Total distributions                                                      (0.40)                (0.06)
                                                                        ------                ------
Net asset value, end of period                                          $11.13                $10.84
                                                                        ======                ======

Total Return/(d)/                                                         6.37%                 9.09%

Ratios/Supplemental Data
Net assets, end of period (millions)                                    $  6.8                $  2.9

Average net asset ratios assuming expense limitations
Expenses/(a)/                                                             0.76%                 0.80%/(e)/
Net investment income/(a)/                                                2.10%                 1.66%/(e)/

Average net asset ratios absent expense limitations
Expenses/(g)/                                                             1.11%                 1.56%/(e)/
Net investment income/(g)/                                                1.75%                 0.90%/(e)/

Portfolio turnover rate/(f)/                                               138%                   29%

--------------
(a)The per share net amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of income and expenses of the Master Portfolio and reflect the Manager's voluntary expense limitation threshold. For the period ended December 31, 2004, the net amounts and ratios also include the Fund's indirect proportionate share of the expenses of the Active Stock and CoreAlpha Bond Master Portfolios, and reflect Barclays' voluntary expense waivers of the management fees charged to the Master Portfolio in an amount equal to the Fund's indirect proportionate amount of the management and administration fees, if any, charged to the Underlying Funds, including the Active Stock and CoreAlpha Bond Master Portfolios. The expense and net investment income ratios for the Master Portfolio, assuming Barclays' expense waivers, were 0.31% and 2.46%, respectively, for the period ended December 31, 2004.
(b)Average shares outstanding for the period were used to calculate net investment income per share.
(c)Distribution represents less than $0.01 per share for the period ended December 31, 2003.
(d)Total return is not annualized for periods that are less than a full year.
(e)Determined on an annualized basis.
(f)Amount represents the portfolio turnover rate of the Master Portfolio. For periods less than a full year, the rate represents the entire year.
(g)Ratios reflect inclusion of the Fund's proportionate share of income and expenses of the Master Portfolio but do not reflect the Manager's voluntary expense limitation threshold. For the period ended December 31, 2004, the ratios also include the Fund's indirect proportionate share of the expenses of the Active Stock and CoreAlpha Bond Master Portfolios, but do not reflect Barclays' voluntary expense waivers of the management fees charged to the Master Portfolio in an amount equal to the Fund's indirect proportionate amount of the management and administration fees, if any, charged to the Underlying Funds, including the Active Stock and CoreAlpha Bond Master Portfolios. The expense and net investment income ratios for the Master Portfolio, excluding any expense waivers for the Underlying Funds were 0.60% and 2.17%, respectively, for the period ended December 31, 2004.

                                                 FINANCIAL HIGHLIGHTS continued


(For a share outstanding throughout each period):

                              LifePath 2010 Fund

                                                                         Institutional Shares
                                                              ------------------------------------------
                                                                                   From commencement
                                                                                of investment operations
                                                                 Year ended          May 9, 2003 to
                                                              December 31, 2004    December 31, 2003
------------------------------------------------------------- ----------------- ------------------------
Net asset value, beginning of period                               $11.21                $10.00

Income from Investment Operations
Net investment income/(a)(b)/                                        0.23                  0.09
Net gain (loss) on investments (both realized and unrealized)        0.60                  1.16
                                                                   ------                ------
Total from investment operations                                     0.83                  1.25
                                                                   ------                ------

Less Distributions
Net investment income                                               (0.17)                (0.04)
Net realized gain/(c)/                                              (0.23)                   --
                                                                   ------                ------
Total distributions                                                 (0.40)                (0.04)
                                                                   ------                ------
Net asset value, end of period                                     $11.64                $11.21
                                                                   ======                ======

Total Return/(d)/                                                    7.37%                12.55%

Ratios/Supplemental Data
Net assets, end of period (millions)                               $ 14.4                $  4.2

Average net asset ratios assuming expense limitations
Expenses/(a)/                                                        0.75%                 0.80%/(e)/
Net investment income/(a)/                                           2.00%                 1.47%/(e)/

Average net asset ratios absent expense limitations
Expenses/(g)/                                                        1.07%                 1.31%/(e)/
Net investment income/(g)/                                           1.68%                 0.96%/(e)/

Portfolio turnover rate/(f)/                                          130%                   23%

--------------
(a)The per share net amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of income and expenses of the Master Portfolio and reflect the Manager's voluntary expense limitation threshold. For the period ended December 31, 2004, the net amounts and ratios also include the Fund's indirect proportionate share of the expenses of the Active Stock and CoreAlpha Bond Master Portfolios, and reflect Barclays' voluntary expense waivers of the management fees charged to the Master Portfolio in an amount equal to the Fund's indirect proportionate amount of the management and administration fees, if any, charged to the Underlying Funds, including the Active Stock and CoreAlpha Bond Master Portfolios. The expense and net investment income ratios for the Master Portfolio, assuming Barclays' expense waivers, were 0.30% and 2.32%, respectively, for the period ended December 31, 2004.
(b)Average shares outstanding for the period were used to calculate net investment income per share.
(c)Distribution represents less than $0.01 per share for the period ended December 31, 2003.
(d)Total return is not annualized for periods that are less than a full year.
(e)Determined on an annualized basis.
(f)Amount represents the portfolio turnover rate of the Master Portfolio. For periods less than a full year, the rate represents the entire year.
(g)Ratios reflect inclusion of the Fund's proportionate share of income and expenses of the Master Portfolio but do not reflect the Manager's voluntary expenses limitation threshold. For the period ended December 31, 2004, the ratios also include the Fund's indirect proportionate share of the expenses of the Active Stock and CoreAlpha Bond Master Portfolios, but do not reflect Barclays' voluntary expense waivers of the management fees charged to the Master Portfolio in an amount equal to the Fund's indirect proportionate amount of the management and administration fees, if any, charged to the Underlying Funds, including the Active Stock and CoreAlpha Bond Master Portfolios. The expense and net investment income ratios for the Master Portfolio, excluding any expense waivers for the Underlying Funds were 0.59% and 2.03%, respectively, for the period ended December 31, 2004.

FINANCIAL HIGHLIGHTS continued



(For a share outstanding throughout each period):

                              LifePath 2020 Fund

                                                                              Institutional Shares
                                                                   ------------------------------------------
                                                                                        From commencement
                                                                                     of investment operations
                                                                      Year ended          May 9, 2003 to
                                                                   December 31, 2004    December 31, 2003
------------------------------------------------------------------ ----------------- ------------------------
Net asset value, beginning of period                                    $11.59                $10.00

Income from Investment Operations
Net investment income/(a)(b)/                                             0.22                  0.10
Net gain (loss) on investments (both realized and unrealized)/(a)/        0.86                  1.53
                                                                        ------                ------
Total from investment operations                                          1.08                  1.63
                                                                        ------                ------

Less Distributions
Net investment income                                                    (0.16)                (0.04)
Net realized gain/(c)/                                                   (0.20)                   --
                                                                        ------                ------
Total distributions                                                      (0.36)                (0.04)
                                                                        ------                ------
Net asset value, end of period                                          $12.31                $11.59
                                                                        ======                ======

Total Return/(d)/                                                         9.34%                16.35%

Ratios/Supplemental Data
Net assets, end of period (millions)                                    $ 21.0                $  5.7

Average net asset ratios assuming expense limitations
Expenses/(a)/                                                             0.74%                 0.80%/(e)/
Net investment income/(a)/                                                1.82%                 1.50%/(e)/

Average net asset ratios absent expense limitations
Expenses/(g)/                                                             1.05%                 1.23%/(e)/
Net investment income/(g)/                                                1.51%                 1.07%/(e)/

Portfolio turnover rate/(f)/                                               140%                   23%

--------------
(a)The per share net amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of income and expenses of the Master Portfolio and reflect the Manager's voluntary expense limitation threshold. For the period ended December 31, 2004, the net amounts and ratios also include the Fund's indirect proportionate share of the expenses of the Active Stock and CoreAlpha Bond Master Portfolios, and reflect Barclays' voluntary expense waivers of the management fees charged to the Master Portfolio in an amount equal to the Fund's indirect proportionate amount of the management and administration fees, if any, charged to the Underlying Funds, including the Active Stock and CoreAlpha Bond Master Portfolios. The expense and net investment income ratios for the Master Portfolio, assuming Barclays' expense waivers, were 0.29% and 2.05%, respectively, for the period ended December 31, 2004.
(b)Average shares outstanding for the period were used to calculate net investment income per share.
(c)Distribution represents less than $0.01 per share for the period ended December 31, 2003.
(d)Total return is not annualized for periods that are less than a full year.
(e)Determined on an annualized basis.
(f)Amount represents the portfolio turnover rate of the Master Portfolio. For periods less than a full year, the rate represents the entire year.
(g)Ratios reflect inclusion of the Fund's proportionate share of income and expenses of the Master Portfolio but do not reflect the Manager's voluntary expense limitation threshold. For the period ended December 31, 2004, the ratios also include the Fund's indirect proportionate share of the expenses of the Active Stock and CoreAlpha Bond Master Portfolios, but do not reflect Barclays' voluntary expense waivers of the management fees charged to the Master Portfolio in an amount equal to the Fund's indirect proportionate amount of the management and administration fees, if any, charged to the Underlying Funds, including the Active Stock and CoreAlpha Bond Master Portfolios. The expense and net investment income ratios for the Master Portfolio, excluding any expense waivers for the Underlying Funds were 0.57% and 1.77%, respectively, for the period ended December 31, 2004.

                                                 FINANCIAL HIGHLIGHTS continued



(For a share outstanding throughout each period):

                              LifePath 2030 Fund

                                                                      Institutional Shares
                                                              -------------------------------------
                                                                              From commencement
                                                               Year ended  of investment operations
                                                              December 31,      May 9, 2003 to
                                                                  2004        December 31, 2003
------------------------------------------------------------- ------------ ------------------------
Net asset value, beginning of period                             $11.83             $10.00

Income from Investment Operations
Net investment income/(a)(b)/                                      0.20               0.10
Net gain (loss) on investments (both realized and unrealized)      1.06               1.77
                                                                 ------             ------
Total from investment operations                                   1.26               1.87
                                                                 ------             ------

Less Distributions
Net investment income                                             (0.13)             (0.04)
Net realized gain/(c)/                                            (0.22)                --
                                                                 ------             ------
Total distributions                                               (0.35)             (0.04)
                                                                 ------             ------
Net asset value, end of period                                   $12.74             $11.83
                                                                 ======             ======

Total Return/(d)/                                                 10.70%             18.74%

Ratios/Supplemental Data
Net assets, end of period (millions)                             $ 18.1             $  5.9

Average net asset ratios assuming expense limitations
Expenses/(a)/                                                      0.73%              0.80%/(e)/
Net investment income/(a)/                                         1.67%              1.53%/(e)/

Average net asset ratios absent expense limitations
Expenses/(g)/                                                      1.08%              1.49%/(e)/
Net investment income/(g)/                                         1.32%              0.84%/(e)/

Portfolio turnover rate/(f)/                                        138%                32%

--------------
(a)The per share net amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of income and expenses of the Master Portfolio and reflect the Manager's voluntary expense limitation threshold. For the period ended December 31, 2004, the net amounts and ratios also include the Fund's indirect proportionate share of the expenses of the Active Stock and CoreAlpha Bond Master Portfolios, and reflect Barclays' voluntary expense waivers of the management fees charged to the Master Portfolio in an amount equal to the Fund's indirect proportionate amount of the management and administration fees, if any, charged to the Underlying Funds, including the Active Stock and CoreAlpha Bond Master Portfolios. The expense and net investment income ratios for the Master Portfolio, assuming Barclays' expense waivers, were 0.28% and 1.93%, respectively, for the period ended December 31, 2004.
(b)Average shares outstanding for the period were used to calculate net investment income per share.
(c)Distribution represents less than $0.01 per share for the period ended December 31, 2003.
(d)Total return is not annualized for periods that are less than a full year.
(e)Determined on an annualized basis.
(f)Amount represents the portfolio turnover rate of the Master Portfolio. For periods less than a full year, the rate represents the entire year.
(g)Ratios reflect inclusion of the Fund's proportionate share of income and expenses of the Master Portfolio but do not reflect the Manager's voluntary expense limitation threshold. For the period ended December 31, 2004, the ratios also include the Fund's indirect proportionate share of the expenses of the Active Stock and CoreAlpha Bond Master Portfolios, but do not reflect Barclays' voluntary expense waivers of the management fees charged to the Master Portfolio in an amount equal to the Fund's indirect proportionate amount of the management and administration fees, if any, charged to the Underlying Funds, including the Active Stock and CoreAlpha Bond Master Portfolios. The expense and net investment income ratios for the Master Portfolio, excluding any expense waivers for the Underlying Funds were 0.56% and 1.65%, respectively, for the period ended December 31, 2004.

FINANCIAL HIGHLIGHTS continued


(For a share outstanding throughout each period):

                              LifePath 2040 Fund

                                                                              Institutional Shares
                                                                   ------------------------------------------
                                                                                        From commencement
                                                                                     of investment operations
                                                                      Year ended          May 9, 2003 to
                                                                   December 31, 2004    December 31, 2003
------------------------------------------------------------------ ----------------- ------------------------
Net asset value, beginning of period                                    $12.13                $10.00

Income from Investment Operations
Net investment income/(a)(b)/                                             0.19                  0.09
Net gain (loss) on investments (both realized and unrealized)/(a)/        1.19                  2.08
                                                                        ------                ------
Total from investment operations                                          1.38                  2.17
                                                                        ------                ------

Less Distributions
Net investment income                                                    (0.14)                (0.04)
Net realized gain/(c)/                                                   (0.21)                   --
                                                                        ------                ------
Total distributions                                                      (0.35)                (0.04)
                                                                        ------                ------
Net asset value, end of period                                          $13.16                $12.13
                                                                        ======                ======

Total Return/(d)/                                                        11.32%                21.70%

Ratios/Supplemental Data
Net assets, end of period (millions)                                    $ 12.5                $  2.8

Average net asset ratios assuming expense limitations
Expenses/(a)/                                                             0.72%                 0.80%/(e)/
Net investment income/(a)/                                                1.56%                 1.36%/(e)/

Average net asset ratios absent expense limitations
Expenses/(g)/                                                             1.17%                 2.22%/(e)/
Net investment income (loss)/(g)/                                         1.11%                (0.06)%/(c)/

Portfolio turnover rate/(f)/                                               147%                   29%

--------------
(a)The per share net amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of income and expenses of the Master Portfolio and reflect the Manager's voluntary expense limitation threshold. For the period ended December 31, 2004, the net amounts and ratios also include the Fund's indirect proportionate share of the expenses of the Active Stock and CoreAlpha Bond Master Portfolios, and reflect Barclays' voluntary expense waivers of the management fees charged to the Master Portfolio in an amount equal to the Fund's indirect proportionate amount of the management and administration fees, if any, charged to the Underlying Funds, including the Active Stock and CoreAlpha Bond Master Portfolios. The expense and net investment income ratios for the Master Portfolio, assuming Barclays' expense waivers, were 0.28% and 1.74%, respectively, for the period ended December 31, 2004.
(b)Average shares outstanding for the period were used to calculate net investment income per share.
(c)Distribution represents less than $0.01 per share for the period ended December 31, 2003.
(d)Total return is not annualized for periods that are less than a full year.
(e)Determined on an annualized basis.
(f)Amount represents the portfolio turnover rate of the Master Portfolio. For periods less than a full year, the rate represents the entire year.
(g)Ratios reflect inclusion of the Fund's proportionate share of income and expenses of the Master Portfolio but do not reflect the Manager's voluntary expense limitation threshold. For the period ended December 31, 2004, the ratios also include the Fund's indirect proportionate share of the expenses of the Active Stock and CoreAlpha Bond Master Portfolios, but do not reflect Barclays' voluntary expense waivers of the management fees charged to the Master Portfolio in an amount equal to the Fund's indirect proportionate amount of the management and administration fees, if any, charged to the Underlying Funds, including the Active Stock and CoreAlpha Bond Master Portfolios. The expense and net investment income ratios for the Master Portfolio, excluding any expense waivers for the Underlying Funds were 0.56% and 1.46%, respectively, for the period ended December 31, 2004.

                                  APPENDIX A

 ------------------------------------------------------------------------------
 Equity Fund
 ------------------------------------------------------------------------------
 Small Cap Equity Fund
 ------------------------------------------------------------------------------
 International Equity Fund
 ------------------------------------------------------------------------------
 S&P 500 Index Fund
 ------------------------------------------------------------------------------
 Small Cap Index Fund
 ------------------------------------------------------------------------------
 International Index Fund
 ------------------------------------------------------------------------------
 Equity and Bond Fund
 ------------------------------------------------------------------------------
 Bond Fund
 ------------------------------------------------------------------------------
 Tax Advantage Bond Fund
 ------------------------------------------------------------------------------
 Money Market Fund
 ------------------------------------------------------------------------------

Symbols      y - permitted    n - not permitted
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
Debt Securities                                    n   n   n   y   n   n   y   y   y   n
------------------------------------------------------------------------------------------
Asset-Backed Securities                            n   n   n   n   n   n   y   y   n   y
------------------------------------------------------------------------------------------
Collateralized Mortgage Obligations and
Multiclass Pass-Through Securities                 n   n   n   n   n   n   y   y   n   n
------------------------------------------------------------------------------------------
Corporate Asset-Backed Securities                  n   n   n   n   n   n   n   n   n   n
------------------------------------------------------------------------------------------
Mortgage Pass-Through Securities                   n   n   n   n   n   n   y   y   n   n
------------------------------------------------------------------------------------------
Stripped Mortgage-Backed Securities                n   n   n   n   n   n   n   n   n   n
------------------------------------------------------------------------------------------
Corporate Securities                               y   y   y   y   y   y   y   y   y   y
------------------------------------------------------------------------------------------
Loans and Other Direct Indebtedness                n   n   n   n   n   n   n   n   n   n
------------------------------------------------------------------------------------------
Lower Rated Bonds                                  n   n   n   n   n   n   y   y   y   n
------------------------------------------------------------------------------------------
Municipal Bonds                                    n   n   n   n   n   n   n   n   y   n
------------------------------------------------------------------------------------------
Speculative Bonds                                  n   n   n   n   n   n   y   y   y   n
------------------------------------------------------------------------------------------
U.S. Government Securities                         y   y   y   y   y   y   y   y   y   y
------------------------------------------------------------------------------------------
Variable and Floating Rate Obligations             n   n   n   y   y   y   n   n   y   n
------------------------------------------------------------------------------------------
Zero Coupon Bonds                                  n   n   n   n   n   n   y   y   y   n
------------------------------------------------------------------------------------------
Equity Securities                                  y   y   y   y   y   y   y   y   n   n
------------------------------------------------------------------------------------------
Foreign Securities Exposure                        y   y   y   n   n   y   y   n   n   n
------------------------------------------------------------------------------------------
Depositary Receipts                                y   y   y   n   n   y   y   n   n   n
------------------------------------------------------------------------------------------
Dollar-Denominated Foreign Money Market Securities y   y   y   y   y   y   y   y   y   y
------------------------------------------------------------------------------------------
Emerging Markets                                   n   n   y   n   n   y   n   n   n   n
------------------------------------------------------------------------------------------
Foreign Securities                                 y   y   y   n   n   y   y   n   n   n
------------------------------------------------------------------------------------------
Forward Contracts                                  y   y   y   n   n   y   y   n   n   n
------------------------------------------------------------------------------------------
Futures Contracts                                  n   n   n   y   y   y   y   y   y   n
------------------------------------------------------------------------------------------
Indexed Securities/Structured Products             n   n   n   n   n   n   n   n   n   n
------------------------------------------------------------------------------------------
Inverse Floating Rate Obligations                  n   n   n   n   n   n   n   n   y   n
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

 ------------------------------------------------------------------------------
 Equity Fund
 ------------------------------------------------------------------------------
 Small Cap Equity Fund
 ------------------------------------------------------------------------------
 International Equity Fund
 ------------------------------------------------------------------------------
 S&P 500 Index Fund
 ------------------------------------------------------------------------------
 Small Cap Index Fund
 ------------------------------------------------------------------------------
 International Index Fund
 ------------------------------------------------------------------------------
 Equity and Bond Fund
 ------------------------------------------------------------------------------
 Bond Fund
 ------------------------------------------------------------------------------
 Tax Advantage Bond Fund
 ------------------------------------------------------------------------------
 Money Market Fund
 ------------------------------------------------------------------------------

Symbols      y - permitted    n - not permitted
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
Investment in Other Investment Companies
---------------------------------------------------------------------------------------
  Open-End                                      y   y   y   y   y   y   y   y   y   y
---------------------------------------------------------------------------------------
  Closed-End                                    y   y   y   y   y   y   y   y   y   y
---------------------------------------------------------------------------------------
Lending of Portfolio Securities                 y   y   y   y   y   y   y   y   y   y
---------------------------------------------------------------------------------------
Leveraging Transactions                         y   y   y   y   y   y   y   y   y   y
---------------------------------------------------------------------------------------
Bank Borrowings                                 y   y   y   n   n   n   y   y   y   y
---------------------------------------------------------------------------------------
Mortgage "Dollar-Roll" Transactions             n   n   n   n   n   n   y   y   n   n
---------------------------------------------------------------------------------------
Reverse Repurchase Agreements                   y   y   y   y   y   y   y   y   y   y
---------------------------------------------------------------------------------------
Options                                         n   n   n   y   y   y   y   y   y   n
---------------------------------------------------------------------------------------
Options on Foreign Currencies                   n   n   n   n   n   n   n   n   n   n
---------------------------------------------------------------------------------------
Options on Futures Contracts                    n   n   n   y   y   y   y   y   y   n
---------------------------------------------------------------------------------------
Options on Securities                           n   n   n   n   n   n   n   n   n   n
---------------------------------------------------------------------------------------
Options on Stock Indices                        n   n   n   y   y   y   n   n   n   n
---------------------------------------------------------------------------------------
Reset Options                                   n   n   n   n   n   n   n   n   n   n
---------------------------------------------------------------------------------------
"Yield Curve" Options                           n   n   n   n   n   n   n   n   n   n
---------------------------------------------------------------------------------------
Repurchase Agreements                           y   y   y   y   y   y   y   y   y   y
---------------------------------------------------------------------------------------
Restricted Securities                           y   y   y   y   y   y   y   y   y   y
---------------------------------------------------------------------------------------
Short Sales                                     n   n   n   n   n   n   n   n   n   n
---------------------------------------------------------------------------------------
Short Sales Against the Box                     n   n   n   n   n   n   n   n   n   n
---------------------------------------------------------------------------------------
Short Term Instruments                          y   y   y   y   y   y   y   y   y   y
---------------------------------------------------------------------------------------
Swaps and Related Derivative Instruments        n   n   n   n   n   n   y   y   y   n
---------------------------------------------------------------------------------------
Temporary Borrowings                            y   y   y   n   n   n   y   y   y   y
---------------------------------------------------------------------------------------
Temporary Defensive Positions                   y   y   y   n   n   n   y   y   y   n
---------------------------------------------------------------------------------------
Warrants                                        n   y   y   y   y   y   y   y   n   n
---------------------------------------------------------------------------------------
"When-issued" Securities                        y   y   y   y   y   y   y   y   y   y
---------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------

ADDITIONAL INFORMATION ABOUT THE FUNDS

You can obtain more information about the Trust's investments and performance in its semiannual and annual reports to shareowners. The Funds' annual report discusses the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year. You may also wish to read the Statement of Additional Information (SAI) for more information about the Funds. A current SAI has been filed with the SEC and is incorporated in this prospectus by reference.

You can obtain free copies of the Trust's semiannual and annual report and the SAI, request other information, and discuss your questions about the Funds by writing or calling:

                            State Farm Mutual Funds
                                P.O. Box 219548
                          Kansas City, MO 64121-9548
                                 800-447-4930

Public Information. You can review and copy information about the Trust and each Fund, including the SAI, at the Securities and Exchange Commission's Public Reference Room in Washington D.C. You may obtain information on the operation of the public reference room by calling the Commission at 1-202-942-8090. Reports and other information about the Trust and the Funds also are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. You may obtain copies of this information, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the Securities and Exchange Commission, Washington, D.C. 20549-0102.



INVESTMENT CO. ACT FILE NO. 811-10027

P.O. Box 219548                 U.S. POSTAGE
                                    PAID
Kansas City, MO 64121-9548      Chicago, IL
                              PERMIT No. 6065
FORWARDING SERVICE REQUESTED
                             PRESORTED STANDARD







                  State Farm Mutual Funds/TM/ are offered by:
                        State Farm VP Management Corp.
                             One State Farm Plaza
                       Bloomington, Illinois 61710-0001
                                1-800-447-4930


                            Not   .No Bank Guarantee
                           FDIC   .May Lose Value
                          Insured
             120-4683.6-CH

                         STATE FARM MUTUAL FUND TRUST

                            STATE FARM EQUITY FUND
                       STATE FARM SMALL CAP EQUITY FUND
                     STATE FARM INTERNATIONAL EQUITY FUND
                       STATE FARM S&P 500(R) INDEX FUND
                        STATE FARM SMALL CAP INDEX FUND
                      STATE FARM INTERNATIONAL INDEX FUND
                        STATE FARM EQUITY AND BOND FUND
                             STATE FARM BOND FUND
                      STATE FARM TAX ADVANTAGED BOND FUND
                         STATE FARM MONEY MARKET FUND
                      STATE FARM LIFEPATH(R) INCOME FUND
                       STATE FARM LIFEPATH 2010(R) FUND
                       STATE FARM LIFEPATH 2020(R) FUND
                       STATE FARM LIFEPATH 2030(R) FUND
                       STATE FARM LIFEPATH 2040(R) FUND

                            Three State Farm Plaza
                       Bloomington, Illinois 61791-0001
                                (800) 447-4930

                      STATEMENT OF ADDITIONAL INFORMATION

                                August 31, 2005


   This Statement of Additional Information (SAI) is not a prospectus but provides information that you should read in conjunction with the State Farm Mutual Fund Trust prospectus (the "Prospectus") dated the same date as this SAI. The audited financial statements for State Farm Mutual Fund Trust for the period ended December 31, 2004 are incorporated into this SAI by reference from the Trust's annual report to shareholders. You may obtain a copy of the Prospectus, the annual report or the semi-annual report at no charge by writing or telephoning State Farm Mutual Fund Trust at the address or telephone number shown above.

                               TABLE OF CONTENTS


                                                                        PAGE
                                                                        ----
   INFORMATION ABOUT THE FUNDS.........................................   1
   INVESTMENT OBJECTIVES...............................................   2
   INVESTMENT TECHNIQUES AND RISKS--NON-LIFEPATH FUNDS.................   2
      Equity Securities................................................   3
      Debt Securities..................................................   3
      Convertible Securities...........................................   4
      U.S. Government Securities.......................................   4
      Investment Companies and Exchange Traded Funds...................   5
      Floating- And Variable-Rate Obligations..........................   5
      Letters of Credit................................................   6
      Foreign Securities...............................................   7
      Emerging Markets.................................................   7
      Currency Exchange Transactions...................................   8
      Forward Contracts................................................   9
      Foreign Currency Exchange Contracts..............................   9
      Stock Index Futures and Options On Stock Index Futures Contracts.  10
      Interest Rate Futures Contracts and Related Options..............  12
      Warrants.........................................................  14
      Municipal Bonds..................................................  14
      Mortgage-Backed Securities.......................................  15
      Asset-Backed Securities..........................................  16
      Mortgage Dollar Rolls............................................  16
      Money Market Fund................................................  16
      Foreign Money Market Instruments.................................  17
      Cash and Cash Equivalents........................................  17
      Repurchase Agreements............................................  18
      Privately Issued Securities......................................  18
      Forward Commitments, When-Issued and Delayed Delivery Securities.  18
      Loans of Portfolio Securities....................................  19
      Defensive Investments............................................  20
   INVESTMENT TECHNIQUES AND RISKS--LIFEPATH FUNDS.....................  20
      Investment and Risks of the Lifepath Funds.......................  20
      Investments and Risks of the Underlying Funds....................  21
      Currency Transactions............................................  24
   INVESTMENT POLICIES AND RESTRICTIONS................................  43
   PORTFOLIO HOLDINGS DISCLOSURE POLICY................................  48
   PROXY VOTING POLICIES...............................................  49
   MORE ABOUT THE EQUITY INDEX FUNDS AND THE LIFEPATH FUNDS............  51
   RELATIONSHIP WITH THE INDEX PROVIDERS...............................  53
      Standard & Poor's................................................  53
      Russell 2000.....................................................  54
      EAFE(R) Free Index...............................................  54
   TRUSTEES AND OFFICERS...............................................  55
   ADDITIONAL INFORMATION REGARDING INDEPENDENT TRUSTEES OF THE TRUST..  64

                                                                                                   PAGE
                                                                                                   ----
INVESTMENT ADVISORY AGREEMENTS....................................................................  65
   Between the Trust and the Manager..............................................................  65
   Between BGFA and the Master Portfolios.........................................................  69
   Between the Manager and Capital Guardian.......................................................  70
   Between the Manager and Northern Trust.........................................................  72
PORTFOLIO MANAGERS................................................................................  74
SECURITIES ACTIVITIES OF THE MANAGER, CAPITAL GUARDIAN AND BGFA...................................  84
PORTFOLIO TRANSACTIONS AND BROKERAGE..............................................................  84
PORTFOLIO TURNOVER................................................................................  87
DETERMINATION OF NET ASSET VALUE..................................................................  88
   Equity Fund, Small Cap Equity Fund, International Equity Fund, Equity and Bond Fund, Bond Fund
     and Tax Advantaged Bond Fund.................................................................  88
   Money Market Fund..............................................................................  89
       The Master Portfolios......................................................................  90
       The Underlying iShares MSCI Emerging Markets Index Fund....................................  90
       The Underlying iShares Lehman U.S. Aggregate Bond Fund.....................................  91
       All Other Underlying iShares Funds.........................................................  91
       The Underlying Money Market Fund...........................................................  92
   General........................................................................................  92
PURCHASE AND REDEMPTION OF FUND SHARES............................................................  93
   Special Waivers................................................................................  93
   Rights of Accumulation.........................................................................  93
   Systematic Withdrawal Plan.....................................................................  93
   Special Redemptions............................................................................  93
   Suspension of Redemptions......................................................................  93
   Appointment of Authorized Agents...............................................................  93
DISTRIBUTION EXPENSES.............................................................................  94
DISTRIBUTION PLANS................................................................................  96
OTHER SERVICE PROVIDERS........................................................................... 107
   Custodians..................................................................................... 107
   Transfer Agent................................................................................. 107
   Independent Registered Public Accounting Firm.................................................. 107
TAXES............................................................................................. 107
CODES OF ETHICS................................................................................... 114
SHARES............................................................................................ 115
VOTING RIGHTS..................................................................................... 120
FINANCIAL STATEMENTS.............................................................................. 120
APPENDIX A........................................................................................ 121
DESCRIPTION OF BOND RATINGS....................................................................... 121
RATINGS BY MOODY'S................................................................................ 121
   Municipal Notes................................................................................ 122
   Commercial Paper............................................................................... 122
S&P RATINGS....................................................................................... 123
   Municipal Notes................................................................................ 123
   Commercial Paper............................................................................... 123

INFORMATION ABOUT THE FUNDS

   State Farm Mutual Fund Trust (the "Trust") is an open-end management investment company organized as a business trust under the laws of the State of Delaware on June 8, 2000. The Trust consists of fifteen separate funds, each of which has its own investment objective, investment policies, restrictions and risks. This SAI relates to all of the Trust's fifteen funds (each a "Fund," and collectively, the "Funds").

   The Trust issues a separate series of shares of beneficial interest for each Fund representing fractional undivided interests in that Fund. As described in the section of the Prospectus entitled "Dividends, Distributions and Taxes," when you invest in a Fund you become entitled to a pro-rata share of all dividends and distributions arising from the net income and capital gains on investments of that Fund. Likewise, you share pro-rata in any losses of that Fund. Each Fund offers its shares in three classes: Class A, Class B and Institutional Shares. Each Fund, except the Tax Advantaged Bond Fund, offers its shares in three additional classes: R-1, R-2 and R-3. This SAI relates to all classes of shares.


   Six of the Funds--State Farm S&P 500(R) Index Fund, State Farm LifePath(R) Income Fund, State Farm LifePath 2010(R) Fund, State Farm LifePath 2020(R) Fund, State Farm LifePath 2030(R) Fund and the State Farm LifePath 2040(R) Fund/1/ (together, the five LifePaths Funds will be referred to as "LifePath Funds")--seek to achieve their respective investment objectives by investing all of their assets in a separate portfolio (a "Master Portfolio") of Master Investment Portfolio (the "Master Fund"), an open-end management investment company (as shown below) having the same investment objective as the corresponding Fund.



                   Fund                  Corresponding Master Portfolio
                   ----                  ------------------------------
      State Farm S&P 500 Index Fund   S&P 500 Index Master Portfolio
      State Farm LifePath Income Fund LifePath Retirement Master Portfolio
      State Farm LifePath 2010 Fund   LifePath 2010 Master Portfolio
      State Farm LifePath 2020 Fund   LifePath 2020 Master Portfolio
      State Farm LifePath 2030 Fund   LifePath 2030 Master Portfolio
      State Farm LifePath 2040 Fund   LifePath 2040 Master Portfolio


   Each Master Portfolio in which a LifePath Fund invests, in turn invests in a combination of stock, bond and money market funds (the "Underlying Funds") as shown below.

                               Underlying Funds

                   Master Fund Active Stock Master Portfolio
                  Master Fund CoreAlpha Bond Master Portfolio
                     iShares S&P Small Cap 600 Index Fund

                          iShares S&P 500 Index Fund
                       iShares S&P MidCap 400 Index Fund
                        iShares Russell 2000 Index Fund
                       iShares Russell MidCap Index Fund
                iShares Cohen & Steers Realty Majors Index Fund
                         iShares MSCI EAFE Index Fund
                   iShares MSCI Emerging Markets Index Fund
                    iShares Lehman U.S. Aggregate Bond Fund
                         iShares Lehman TIPS Bond Fund
           Barclays Global Investors Institutional Money Market Fund

--------
/1/ LifePath(R), LifePath 2010(R), LifePath 2020(R), LifePath 2030(R) and
    LifePath 2040(R) registered trademarks of Barclays Global Investors, N.A. ("BGI"). BGI has granted the Trust a non-exclusive license to use the name "LifePath." If the license agreement is terminated, the Trust, at BGI's request, will cease using the LifePath name.

   Description of the Underlying Funds. Two of the Underlying Funds--the Active Stock Master Portfolio and the CoreAlpha Bond Master Portfolio--are actively managed, diversified portfolios of the Master Fund. The Active Stock Master Portfolio seeks to provide long-term capital appreciation. As discussed in the Funds' Prospectus, Barclays Global Fund Advisors ("BGFA"), investment advisor to the Master Fund, invests the Active Stock Master Portfolio's assets using a proprietary quantitative model that is designed to select stocks based on an analysis of a wide range of company-specific factors.

   The CoreAlpha Bond Master Portfolio seeks to provide a combination of income and capital growth. As discussed in the Funds' Prospectus, BGFA invests the CoreAlpha Bond Master Portfolio's assets pursuant to a systematic method that relies on proprietary quantitative models to allocate assets among various bond sectors by evaluating each sector's relative value and risk-adjusted return.

   The remaining Underlying Funds--other than the Barclays Global Investors Institutional Money Market Fund (the "Underlying Money Market Fund")--are exchange-traded funds ("ETFs") that are part of the iShares family of funds ("Underlying iShares Funds") offered by BGFA. Each Underlying iShares Fund seeks to achieve its objective by investing in securities of the relevant underlying index, and are thus commonly known as "index funds." As a result, adverse performance of a particular security in an Underlying iShares Fund's portfolio will ordinarily not result in the elimination of the security from the portfolio. Each Underlying iShares Fund offers and issues iShares at their net asset value ("NAV") per share only in aggregations of a specified number of iShares (each a "Creation Unit"), generally in exchange for a basket of equity or fixed-income securities included in its Underlying Index (the "Deposit Securities"), together with the deposit of a specified cash payment.
The iShares for these Underlying iShares Funds are listed and traded on the American Stock Exchange ("AMEX" or "Listing Exchange"), and also may be listed on certain non-U.S. exchanges.


   Each Fund (including the S&P 500 Index Fund and the LifePath Funds through their investment in the Master Portfolios, and the Equity and Bond Fund through its investment in the Equity Fund and the Bond Fund) is "diversified" as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act"). State Farm Investment Management Corp. (the "Manager") is the investment adviser to each of the Funds, and BGFA serves as the investment adviser to Master Fund and also serves as the investment adviser to each of the Underlying Funds, except for the Barclays Global Investors Institutional Money Market Fund, which invests all its assets in a corresponding Master Portfolio that is also managed by BGFA.


INVESTMENT OBJECTIVES

   The investment objective of each Fund is set forth and described in the Prospectus. The investment objective of each Fund may be changed by the Board of Trustees of the Trust without the approval of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of each Fund. Should the investment objective of any Fund change, the Trust will provide investors with sixty days' prior notice of the change.

INVESTMENT TECHNIQUES AND RISKS--NON-LIFEPATH FUNDS

   The discussion of investment techniques and risks is first presented with respect to the State Farm Equity Fund, State Farm Small Cap Equity Fund, State Farm International Equity Fund, State Farm S&P 500 Index Fund, State Farm Small Cap Index Fund, State Farm International Index Fund, State Farm Equity and Bond Fund, State Farm Bond Fund, State Farm Tax Advantaged Bond Fund and the State Farm Money Market Fund (collectively the "Non-LifePath Funds"). The SAI then covers investment techniques and risks for the LifePath Funds.

   In addition to the investment objective of each Non-LifePath Fund, the policies and certain techniques by which such Funds pursue their objectives are generally set forth in the Prospectus. This section is intended to augment the explanation set forth in the Prospectus.


   To the extent set forth in this SAI, the S&P 500 Index Fund through its investment in a corresponding Master Portfolio may invest in the securities described below. To avoid the need to refer to both the S&P 500 Index Fund and its corresponding Master Portfolio in every instance, the following sections generally refer to the Funds or the S&P 500 Index Fund only.

EQUITY SECURITIES


   Each of the S&P 500 Index Fund, the Small Cap Index Fund, the International Index Fund (collectively the "Equity Index Funds"), the Equity Fund, Small Cap Equity Fund, International Equity Fund, and the Equity and Bond Fund (through the Equity Fund), invest in common stocks, which represent an equity interest (ownership) in a business. This ownership interest often gives these Funds the right to vote on measures affecting the company's organization and operations. These Funds also invest in other types of equity securities, including preferred stocks and securities convertible into common stocks (discussed below). Over time, common stocks historically have provided superior long-term capital growth potential. However, stock prices may decline over short or even extended periods. Stock markets tend to move in cycles, with periods of rising stock prices and periods of falling stock prices. As a result, these Funds should be considered long-term investments, designed to provide the best results when held for several years or more. These Funds may not be suitable investments if you have a short-term investment horizon or are uncomfortable with an investment whose value is likely to vary substantially.


   The Small Cap Equity Fund's and the Small Cap Index Fund's investments in smaller capitalization stocks can involve greater risk than is customarily associated with investing in stocks of larger, more established companies. For example, smaller companies often have limited product lines, markets, or financial resources, may be dependent for management on one or a few key persons, and can be more susceptible to losses. Also, their securities may be thinly traded (and therefore have to be sold at a discount from current prices or sold in small lots over an extended period of time), may be followed by fewer investment research analysts, and may be subject to wider price swings, thus creating a greater chance of loss than securities of larger capitalization companies. In addition, transaction costs in stocks of smaller capitalization companies may be higher than those of larger capitalization companies.

   Because the Small Cap Equity Fund and Small Cap Index Fund emphasize the stocks of issuers with smaller market capitalizations, each can be expected to have more difficulty obtaining information about the issuers or valuing or disposing of its securities than it would if it were to concentrate on more widely held stocks.

DEBT SECURITIES

   Under normal circumstances, the Bond Fund, Equity and Bond Fund (through its investment in the Bond Fund) and Tax Advantaged Bond Fund may invest in debt securities of corporate and governmental issuers, including "investment grade" securities (securities within the four highest grades (AAA/Aaa to BBB/Baa) assigned by Moody's Investor Services, Inc. ("Moody's") or Standard and Poor's Corporation ("S&P")) and lower-rated securities (securities rated BB or lower by S&P or Ba or lower by Moody's, commonly called "junk bonds"), and securities that are not rated, but are of comparable quality. See APPENDIX A for a Description of Bond Ratings.

   The risks inherent in debt securities depend primarily on the term and quality of the obligations in a Fund's portfolio as well as on market conditions. In general, a decline in the prevailing levels of interest rates generally increases the value of debt securities, while an increase in rates usually reduces the value of those securities.

   Investment in lower grade securities involves greater investment risk, including the possibility of issuer default or bankruptcy. An economic downturn could severely disrupt the market for such securities and adversely affect the value of such securities. In addition, such securities are less sensitive to interest rate changes than higher-quality instruments and generally are more sensitive to adverse economic changes or individual corporate developments. During a period of adverse economic changes, including a period of rising interest rates, issuers of such bonds may experience difficulty in making their principal and interest payments.

   In addition, lower grade securities may be less marketable than higher-quality debt securities because the market for them is less broad. The market for unrated debt securities is even narrower. During periods of thin trading in these markets, the spread between bid and ask prices is likely to increase significantly, and a Fund may have greater difficulty selling its portfolio securities. Adverse publicity and investor perceptions may negatively affect the market value and liquidity of these securities.

   The S&P 500 Index Fund may purchase debt securities that are not rated if, in the opinion of BGFA, the investment adviser for the S&P 500 Index Master Portfolio, such obligation is of investment quality comparable to other rated investments that are permitted to be purchased by the S&P 500 Index Fund. After purchase by the S&P 500 Index Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the S&P 500 Index Fund. Neither event will require a sale of such security by the S&P 500 Index Fund, provided that the amount of such securities held by the S&P 500 Index Fund does not exceed 5% of the S&P 500 Index Fund's net assets. To the extent the ratings given by Moody's or by S&P may change as a result of changes in such organizations or their rating systems, the S&P 500 Index Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in the Prospectus and in this Statement of Additional Information.

   The S&P 500 Index Fund is not required to sell downgraded securities, and it could hold up to 5% of its net assets in debt securities rated below "Baa" by Moody's or below "BBB" by S&P or if unrated, low quality (below investment grade) securities.

CONVERTIBLE SECURITIES

   The Bond Fund may invest up to 20% of its total assets in convertible securities. Convertible securities may include corporate notes or preferred stock, but are ordinarily a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock.

   Convertible securities generally rank senior to common stock in an issuer's capital structure and may entail less risk of declines in market value than the issuer's common stock. However, the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed-income security. In evaluating a convertible security, the Manager usually gives primary emphasis to the attractiveness of the underlying common stock.

U.S. GOVERNMENT SECURITIES

   Each of the Funds may purchase securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities ("U.S. Government Securities"). Some U.S. Government Securities, such as Treasury bills, notes and bonds, which differ only in their interest rates, maturities and times of issuance, are supported by the full faith and credit of the United States. Others, such as obligations issued or guaranteed by U.S. Government agencies, authorities or instrumentalities are supported either by (a) the full faith and credit of the U.S. Government (such as securities of the Small Business Administration), (b) the right of the issuer to borrow from the Treasury (such as securities of the Federal Home Loan Banks), (c) the discretionary authority of the U.S. Government to purchase the agency's obligations (such as securities of the Federal National Mortgage Association), or (d) only the credit of the issuer. No assurance can be given that the U.S. Government will provide financial support to U.S. Government agencies, authorities or instrumentalities in the future. Accordingly, securities issued by an agency are subject to default, and are also subject to interest rate and prepayment risks.

   U.S. Government Securities may also include zero coupon securities. Zero coupon securities are issued and traded at a discount and do not entitle the holder to any periodic payments of interest prior to maturity and, for this reason, may trade at a deep discount from their face or par value and may be subject to greater fluctuations in market value than ordinary debt obligations of comparable maturity. With zero coupon securities there are no cash distributions to reinvest, so investors bear no reinvestment risk if they hold the zero coupon securities to maturity; holders of zero coupon securities, however, forego the possibility of reinvesting at a higher yield than the rate paid on the originally issued security. With zero coupon securities there is no reinvestment risk on the principal amount of the investment. When held to maturity, the entire return from such instruments is determined by the difference between such instrument's purchase price and its value at maturity.

   Securities guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities are considered to include (a) securities for which the payment of principal and interest is backed by a guarantee of, or an irrevocable letter of credit issued by, the U.S. Government, its agencies, authorities or instrumentalities and (b) participation in loans made to foreign governments or their agencies that are so guaranteed. The secondary market for certain of these participations is limited. Such participations may therefore be regarded as illiquid.

INVESTMENT COMPANIES AND EXCHANGE TRADED FUNDS


   The S&P 500 Index Fund may invest in securities issued by other open-end and closed end, management investment companies, including investment companies that are affiliated with the Master Fund and its advisor, BGFA, to the extent permitted under the 1940 Act. As a general matter, under the 1940 Act, investment in such securities is limited to: (i) 3% of the outstanding voting stock of any one investment company, (ii) 5% of the S&P 500 Index Fund's total assets with respect to any one investment company and (iii) 10% of the S&P 500 Index Fund's total assets with respect to all such companies in the aggregate. The Master Fund in which the the S&P 500 Index Fund invests has obtained permission from the SEC (via exemptive order) to invest any cash balances that have not been otherwise invested in portfolio securities, and money received as collateral through securities lending activities in certain affiliated money market funds, including those of the Master Fund, Barclays Global Investors Funds, iShares Trust and iShares, Inc., which comply with Rule 2a-7 under the 1940 Act. Investments in the securities of other investment companies generally will involve duplication of advisory fees and certain other expenses.



   The S&P 500 Index Fund may purchase shares of exchange traded funds ("ETFs"). Typically, the S&P 500 Index Fund would purchase ETF shares for the same reason it would purchase (and as an alternative to purchasing) futures contracts--to obtain relatively low-cost exposure to the stock market while maintaining flexibility to meet the liquidity needs of the S&P 500 Index Fund. ETF shares enjoy several advantages over futures. Depending on the market, the holding period, and other factors, ETF shares can be less costly than futures. In addition, ETF shares can be purchased for smaller sums and offer exposure to market sectors and styles for which there is no suitable or liquid futures contract. The S&P 500 Index Fund may invest a small portion of its assets in shares of ETFs that are advised by BGFA. BGFA will receive investment advisory fees at both the S&P 500 Index Fund level and the ETF level for investments by the S&P 500 Index Fund in shares of an ETF advised by BGFA. Because most ETFs are investment companies, the S&P 500 Index Fund's purchases of ETF shares generally are subject to the 3/5/10% limitations described above.



   An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded) that has the same investment objectives, strategies, and policies. The price of an ETF can fluctuate within a wide range, and the S&P 500 Index Fund could lose money investing in an ETF if the prices of the stocks owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of the ETF's shares may trade at a discount to their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.


FLOATING- AND VARIABLE-RATE OBLIGATIONS


   The S&P 500 Index Fund may purchase floating- and variable-rate demand notes and bonds, which are obligations ordinarily having stated maturities in excess of thirteen months, but which permit the holder to demand payment of principal at any time, or at specified intervals not exceeding thirteen months. Variable rate demand notes include master demand notes that are obligations that permit a Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations ordinarily has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, a Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and the S&P 500 Index Fund may invest in obligations which are not so rated only if BGFA determines that, at the time of investment, the obligations are of comparable quality to the other obligations in which the S&P 500 Index Fund may invest. BGFA, on behalf of the S&P 500 Index Fund, considers on an ongoing basis the creditworthiness of the issuers of the floating- and variable-rate demand obligations in the Fund's portfolio. The S&P 500 Index Fund will not invest more than 10% of the value of its total net assets in floating- or variable-rate demand obligations whose demand feature is not exercisable within seven days. Such obligations may be treated as liquid, provided that an active secondary market exists.


   The Tax Advantaged Bond Fund may purchase variable rate demand notes, which are obligations containing a floating or variable interest rate adjustment formula and which are subject to a right of demand for payment of the principal balance plus accrued interest either at any time or at specified intervals. The interest rate on a variable rate demand note may be based on a known lending rate, such as bank's prime rate, and may be adjusted when such rate changes, or the interest rate may be a market rate that is adjusted at specified intervals. The adjustment formula attempts to maintain the value of the variable rate demand note at approximately the par value of such note at the adjustment date.

   In addition, the Tax Advantaged Bond Fund may invest in inverse floaters. An inverse floater is a floating rate debt instrument, the interest rate on which resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher the degree of leverage inherent in inverse floaters is associated with greater volatility in market value, such that, during periods of rising interest rates, the market values of inverse floaters will tend to decrease more rapidly than those of fixed rate securities. In addition, the duration of an inverse floater may exceed its stated final maturity. Certain inverse floaters may be deemed illiquid securities for purposes of the Fund's limitations on investment in such securities.

LETTERS OF CREDIT

   Certain of the debt obligations (including municipal securities, certificates of participation, commercial paper and other short-term obligations) which the S&P 500 Index Fund may purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer. Letters of credit are not federally insured instruments. Only banks, savings and loan associations and insurance companies which, in the opinion of BGFA, are of comparable quality to issuers of other permitted investments of the S&P 500 Index Fund may be used for letter of credit-backed investments. However, such banks may be unable to honor the letter of credit.

FOREIGN SECURITIES

   Each of Equity Fund, Small Cap Equity Fund, Equity and Bond Fund (through its investment in the Equity Fund), International Equity Fund and International Index Fund invest in foreign securities not publicly traded in the United States. Each of these may invest in foreign securities directly or in the form of American Depositary Receipts ("ADRs"), Canadian Depositary Receipts ("CDRs"), European Depositary Receipts ("EDRs"), International Depositary Receipts ("IDRs") and Global Depositary Receipts ("GDRs") or other similar securities convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs (sponsored or unsponsored) are receipts typically issued by a U.S. Bank or trust company and traded on a U.S. stock exchange, and CDRs are receipts typically issued by a Canadian bank or trust company that evidence ownership of underlying foreign securities. Issuers of unsponsored ADRs are not contractually obligated to disclose material information in the U.S. and, therefore, such information may not correlate to the market value of the unsponsored ADR. EDRs and IDRs are receipts typically issued by European banks and trust companies, and GDRs are receipts issued by either a U.S. or non-U.S. banking institution, that evidence ownership of the underlying foreign securities. Generally, ADRs in registered form are designed for use in U.S. securities markets and EDRs and IDRs in bearer form are designed primarily for use in Europe.

   With respect to portfolio securities that are issued by foreign issuers or denominated in foreign currencies, the investment performance of a Fund is affected by the strength or weakness of the U.S. dollar against those currencies. For example, if the dollar falls in value relative to the Japanese yen, the dollar value of a yen-denominated stock held in the portfolio will rise even though the price of the stock remains unchanged. Conversely, if the dollar rises in value relative to the yen, the dollar value of the yen-denominated stock will fall.

   Shareowners should understand and consider carefully the risks involved in foreign investing. Investments in foreign securities are generally denominated in foreign currencies and involve certain considerations comprising both risk and opportunity not typically associated with investing in U.S. securities. These considerations include: fluctuations in exchange rates of foreign currencies; possible imposition of exchange control regulation or currency restrictions that would prevent cash from being brought back into the United States; the inability of a Fund to convert foreign currency into U.S. dollars, which would cause the Fund continued exposure to fluctuating exchange rates; less public information with respect to issuers of securities; less governmental supervision of stock exchanges, securities brokers, and issuers of securities; lack of uniform accounting, auditing, and financial reporting standards; lack of uniform settlement periods and trading practices; less liquidity and frequently greater price volatility; possible imposition of foreign taxes; possible investment in securities of companies in developing as well as developed countries; and sometimes less advantageous legal, operational, and financial protections applicable to foreign sub-custodial arrangements.

   Although the Funds try to invest in companies of countries having stable political environments, there is the possibility of expropriation or confiscatory taxation, seizure or nationalization of foreign bank deposits or other assets, establishment of exchange controls, the adoption of foreign government restrictions, or other political, social or diplomatic developments that could adversely affect investment in these countries.

EMERGING MARKETS

   Investments in emerging markets securities include special risks in addition to those generally associated with foreign investing. Many investments in emerging markets can be considered speculative, and the value of those investments can be more volatile than in more developed foreign markets. This difference reflects the greater uncertainties of investing in less established markets and economies. Emerging markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have not kept pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of a Fund's assets is uninvested and no return is earned thereon. The inability to make intended security purchases due to settlement problems could cause a Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to a Fund due to subsequent declines in the value of those securities or, if a Fund has entered into a contract to sell a security, in possible liability to the purchaser. Costs associated with transactions in emerging markets securities are typically higher than costs associated with transactions in U.S. securities. Such transactions also involve additional costs for the purchase or sale of foreign currency.

   Certain foreign markets (including emerging markets) may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if deterioration occurs in an emerging market's balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. A Fund could be adversely affected by delays in, or a refusal to grant, required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments.

   The risk also exists that an emergency situation may arise in one or more emerging markets. As a result, trading of securities may cease or may be substantially curtailed and prices for a Fund's securities in such markets may not be readily available. A Fund may suspend redemption of its shares for any period during which an emergency exists, as determined by the U.S. Securities and Exchange Commission (the "Commission"). Accordingly, if a Fund believes that appropriate circumstances exist, it will promptly apply to the Commission for a determination that such an emergency is present. During the period commencing from a Fund's identification of such condition until the date of Commission action, that Fund's securities in the affected markets will be valued at fair value determined in good faith by or under the direction of the Board of Trustees of the Trust or the Board of Trustees of the Master Fund.

   Income from securities held by a Fund could be reduced by taxes withheld from that income, or other taxes that may be imposed by the emerging market countries in which the Fund invests. Net asset value of a Fund may also be affected by changes in the rates or methods of taxation applicable to the Fund or to entities in which the Fund has invested. Many emerging markets have experienced substantial rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, adverse effects on the economies and securities markets of certain emerging market countries. In an attempt to control inflation, certain emerging market countries have imposed wage and price controls. Of these countries, some, in recent years, have begun to control inflation through prudent economic policies.

   Emerging market governmental issuers are among the largest debtors to commercial banks, foreign governments, international financial organizations and other financial institutions. Certain emerging market governmental issuers have not been able to make payments of interest or principal on debt obligations as those payments have come due. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of those issuers.

   Governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector through ownership or control of many companies. The future actions of those governments could have a significant effect on economic conditions in emerging markets, which, in turn, may adversely affect companies in the private sector, general market conditions and prices and yields of certain of the securities in a Fund's portfolio. Expropriation, confiscatory taxation, nationalization, political, economic and social instability have occurred throughout the history of certain emerging market countries and could adversely affect Fund assets should any of those conditions recur.

CURRENCY EXCHANGE TRANSACTIONS

   The Funds may enter into currency exchange transactions either on a spot (i.e., cash) basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market, through a forward currency exchange contract ("forward contract") or through foreign currency futures contracts.

FORWARD CONTRACTS

   A forward contract is an agreement to purchase or sell a specified currency at a specified future date (or within a specified time period) and price set at the time of the contract. Forward contracts are usually entered into with banks, foreign dealers or broker-dealers, are not traded on an exchange and are usually for less than one year, but may be longer or renewed.

   Forward currency transactions may involve currencies of the different countries in which a Fund may invest, and serve as hedges against possible variations in the exchange rate between these currencies. A currency transaction for a Fund is limited to transaction hedging and portfolio hedging involving either specific transactions or actual or anticipated portfolio positions. Transaction hedging is the purchase or sale of a forward contract with respect to specific receivables or payables of a Fund accruing in connection with the purchase or sale of portfolio securities. Portfolio hedging is the use of a forward contract with respect to an actual or anticipated portfolio security position denominated or quoted in a particular currency or country. When a Fund owns or anticipates owning securities in countries whose currencies are linked, the Fund may aggregate such positions as to the currency hedged.

   If a Fund enters into a forward contract hedging an anticipated or actual holding of portfolio securities, liquid assets of the Fund, having a value at least as great as the amount of the excess, if any, of the Fund's commitment under the forward contract over the value of the portfolio position being hedged, will be segregated on the books of the Fund and held by the Fund's custodian and marked to market daily, while the contract is outstanding.

   At the maturity of a forward contract to deliver a particular currency, a Fund may sell the portfolio security related to such contract and make delivery of the currency received from the sale, or it may retain the security and either purchase the currency on the spot market or terminate its contractual obligation to deliver the currency by entering into an offsetting contract with the same currency trader for the purchase on the same maturity date of the same amount of the currency.

   It is impossible to forecast precisely the market value of a portfolio security being hedged with a forward currency contract. Accordingly, at the maturity of a contract it may be necessary for a Fund to purchase additional currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of currency the Fund is obligated to deliver under the forward contract and if a decision is made to sell the security and make delivery of the currency. Conversely, it may be necessary to sell on the spot market some of the currency received upon the sale of the portfolio security if the sale proceeds exceed the amount of currency the Fund is obligated to deliver.

   If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the currency. If forward prices decline during the period between entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. If forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. A default on the contract would deprive the Fund of unrealized profits or force it to cover its commitments for purchase or sale of currency, if any, at the current market price.


FOREIGN CURRENCY EXCHANGE CONTRACTS





   In order to protect against a possible loss on investments resulting from a decline or appreciation in the value of a particular foreign currency against the U.S. dollar or another foreign currency or for other reasons, the

International Index Fund may enter into forward foreign currency exchange contracts. These contracts involve an obligation to purchase or sell a specified currency at a future date at a price set at the time of the contract. Forward currency exchange contracts do not eliminate fluctuations in the values of portfolio securities but rather allow the International Index Fund to establish a rate of exchange for a future point in time.



   When entering into a contract for the purchase or sale of a security, the International Index Fund may enter into a forward foreign currency exchange contract for the amount of the purchase or sale price to protect against variations, between the date the security is purchased or sold and the date on which payment is made or received, in the value of the foreign currency relative to the U.S. dollar or other foreign currency.



   With respect to any forward foreign currency contract, it generally will not be possible to match precisely the amount covered by that contract and the value of the securities involved due to the changes in the values of such securities resulting from market movements between the date the forward contract is entered into and the date it matures. In addition, while forward currency exchange contracts may offer protection from losses resulting from declines or appreciation in the value of a particular foreign currency, they also limit potential gains, which might result from changes in the value of such currency. The International Index Fund also may incur costs in connection with forward foreign currency exchange contracts and conversions of foreign currencies and U.S. dollars.



   Liquid assets equal to the amount of the International Index Fund's assets that could be required to consummate forward contracts will be segregated except to the extent the contracts are otherwise "covered." The segregated assets will be valued at market or fair value. If the market or fair value of such assets declines, additional liquid assets will be segregated daily so that the value of the segregated assets will equal the amount of such commitments by the International Index Fund. A forward contract to sell a foreign currency is "covered" if the International Index Fund owns the currency (or securities denominated in the currency) underlying the contract, or holds a forward contract (or call option) permitting the Portfolio to buy the same currency at a price that is (i) no higher than the International Index Fund's price to sell the currency or (ii) greater than the International Index Fund's price to sell the currency provided the International Index Fund segregates liquid assets in the amount of the difference. A forward contract to buy a foreign currency is "covered" if the International Index Fund holds a forward contract (or call option) permitting the International Index Fund to sell the same currency at a price that is (i) as high as or higher than the International Index Fund's price to buy the currency or (ii) lower than the International Index Fund's price to buy the currency provided the International Index Fund segregates liquid assets in the amount of the difference.


STOCK INDEX FUTURES AND OPTIONS ON STOCK INDEX FUTURES CONTRACTS

   The Equity Index Funds may invest in stock index futures and options on stock index futures as a substitute for a comparable market position in the underlying securities. A stock index future obligates the seller to deliver (and the purchaser to take), effectively, an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. For stock indexes that are permitted investments, the Equity Index Funds intend to purchase and sell futures contracts on the index for which it can obtain the best price with consideration also given to liquidity. The Equity Index Funds may purchase call and put options on stock index futures contracts of the type which the particular Equity Index Fund is authorized to enter into. Each Equity Index Fund may invest in such options for the purpose of closing out a futures position that has become illiquid.

   Options on futures contracts are traded on exchanges that are licensed and regulated by the CFTC. A call option on a futures contract gives the purchaser the right in return for the premium paid (but not the obligation), to purchase a futures contract (assume a "long" position) at a specified exercise price at any time before the option expires. A put option gives the purchaser the right (but not the obligation), in return for the premium paid, to sell a futures contract (assume a "short" position), for a specified exercise price, at any time before the option expires.

   Unlike entering into a futures contract itself, purchasing options on futures contracts allows a buyer to decline to exercise the option, thereby avoiding any loss beyond forgoing the purchase price (or "premium") paid for the options. Whether an Equity Index Fund enters into a stock index futures contract, on the one hand, or an option contract on a stock index futures contract, on the other, will depend on all the circumstances, including the particular objective to be achieved and the relative costs, liquidity, availability and capital requirements of such futures and options contracts. Each Equity Index Fund will consider the relative risks involved, which may be quite different. These factors, among others, will be considered in light of market conditions.

   The use of stock index futures contracts and options on such futures contracts may entail the following risks. First, although such instruments when used by an Equity Index Fund are intended to correlate with portfolio securities, in many cases the futures contracts or options on futures contracts used may be based on stock indices, the components of which are not identical to the portfolio securities owned or intended to be acquired by the Equity Index Fund. Second, due to supply and demand imbalances and other market factors, the price movements of stock index futures contracts and options thereon may not necessarily correspond exactly to the price movements of the stock indices on which such instruments are based. Accordingly, there is a risk that transactions in those instruments will not in fact offset the impact on the Equity Index Fund of adverse market developments in the manner or to the extent contemplated or that such transactions will result in losses which are not offset by gains with respect to corresponding portfolio securities owned or to be purchased by that Equity Index Fund.

   Futures contracts and options are standardized and traded on exchanges, where the exchange serves as the ultimate counterparty for all contracts. Consequently, the primary credit risk on futures contracts is the creditworthiness of the exchange. Futures contracts are also subject to market risk (i.e., exposure to adverse price changes).

   To some extent, these risks can be minimized by careful management of these strategies. For example, where price movements in a futures contract are expected to be less volatile than price movements in the related portfolio securities owned or intended to be acquired by an Equity Index Fund, the Equity Index Fund may compensate for this difference by using an amount of futures contracts which is greater than the amount of such portfolio securities. Similarly, where the price movement of a futures contract is anticipated to be more volatile, an Equity Index Fund may use an amount of such contracts which is smaller than the amount of portfolio securities to which such contracts relate.

   The risk that the hedging technique used will not actually or entirely offset an adverse change in the value of an Equity Index Fund's securities is particularly relevant to futures contracts. An Equity Index Fund, in entering into a futures purchase contract, potentially could lose any or all of the contract's settlement price. In addition, because stock index futures contracts require delivery at a future date of an amount of cash equal to a multiple of the difference between the value of a specified stock index on that date and the settlement price, an algebraic relationship exists between any price movement in the underlying index and the potential cost of settlement to an Equity Index Fund. A small increase or decrease in the value of the underlying index can, therefore, result in a much greater increase or decrease in the cost to the Equity Index Fund.

   Although the Equity Index Funds intend to establish positions in these instruments only when there appears to be an active market, there is no assurance that a liquid market for such instruments will exist when it seeks to "close out" (i.e., terminate) a particular stock index futures contract position. Trading in such instruments could be interrupted, for example, because of a lack of either buyers or sellers. In addition, the futures exchanges may suspend trading after the price of such instruments has risen or fallen more than the maximum amount specified by the exchange.

   An Equity Index Fund may be able, by adjusting investment strategy in the cash or other contract markets, to offset to some extent any adverse effects of being unable to liquidate a futures position. Nevertheless, in some cases, an Equity Index Fund may experience losses as a result of such inability. Therefore it may have to liquidate other more advantageous investments to meet its cash needs.


   FCMs or brokers in certain circumstances will have access to Equity Index Fund assets posted as margin in connection with transactions in stock index futures contracts and options, as permitted under the 1940 Act. An Equity Index Fund will use only FCMs or brokers in whom it has full confidence. BGFA as investment advisor to the S&P 500 Index Master Portfolio and Northern Trust Investments, N.A. ("Northern Trust") as investment sub-advisor to the Small Cap Index Fund and the International Fund will adopt certain procedures and limitations to reduce the risk of loss of any Equity Index Fund assets which such FCM's or brokers hold or have access. Nevertheless, in the event of a FCM's or broker's insolvency or bankruptcy, it is possible that a Fund could experience a delay or incur costs in recovering such assets or might recover less than the full amount due. Also the value of such assets could decline by the time the Equity Index Fund could effect such recovery.



   The success of any Equity Index Fund in using these techniques depends, among other things, on the ability of BGFA and Northern Trust to predict the direction and volatility of price movements in the futures markets as well as the securities markets and on its ability to select the proper type, time, and duration of futures contracts. There can be no assurance that these techniques will produce their intended results. In any event, BGFA and Northern Trust will use stock index futures contracts and options thereon only when it believes the overall effect is to reduce, rather than increase, the risks to which the Equity Index Fund is exposed.


INTEREST RATE FUTURES CONTRACTS AND RELATED OPTIONS

   The Bond Fund, Tax Advantaged Bond Fund and the Equity and Bond Fund (through the Bond Fund) may invest in interest rate futures contracts and options on such contracts that are traded on a domestic exchange or board of trade. Such investments may be made by a Fund solely for the purpose of hedging against changes in the value of its portfolio securities due to anticipated changes in interest rates and market conditions, and not for purposes of speculation. A public market exists for interest rate futures contracts covering a number of debt securities, including long-term U.S. Treasury Bonds, ten-year U.S. Treasury Notes, three-month U.S. Treasury Bills, Eurobonds, and three-month domestic bank certificates of deposit. Other financial futures contracts may be developed and traded. The purpose of the acquisition or sale of an interest rate futures contract by a Fund, as the holder of municipal or other debt securities, is to protect the Fund from fluctuations in interest rates on securities without actually buying or selling such securities.

   Unlike the purchase or sale of a security, no consideration is paid or received by a Fund upon the purchase or sale of a futures contract. Initially, a Fund will be required to deposit with the broker an amount of cash or cash equivalents equal to approximately 10% of the contract amount (this amount is subject to change by the board of trade on which the contract is traded and members of such board of trade may charge a higher amount). This amount is known as initial margin and is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming that all contractual obligations have been satisfied. Subsequent payments, known as variation margin, to and from the broker, will be made on a daily basis as the price of the index fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as marking-to-market. At any time prior to the expiration of the contract, a Fund may elect to close the position by taking an opposite position, which will operate to terminate the Fund's existing position in the futures contract.

   A Fund may not purchase or sell futures contracts or purchase options on futures contracts if, immediately thereafter, more than one-third of its net assets would be hedged, or the sum of the amount of margin deposits on the Fund's existing futures contracts and premiums paid for options would exceed 5% of the value of the Fund's total assets. When a Fund enters into futures contracts to purchase an index or debt security or purchase call options, an amount of cash or appropriate liquid securities equal to the national market value of the underlying contract will be segregated to cover the positions, thereby ensuring that the use of the contract is unleveraged.

   Although a Fund will enter into futures contracts only if an active market exists for such contracts, there can be no assurance that an active market will exist for the contract at any particular time. Most domestic futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses. In such event, it will not be possible to close a futures position and, in the event of adverse price movements, a Fund would be required to make daily cash payments of variation margin. In such circumstances, an increase in the value of the portion of the portfolio being hedged, if any, may partially or completely offset losses on the futures contract. As described above, however, there is no guarantee the price of municipal bonds or of other debt securities will, in fact, correlate with the price movements in the futures contract and thus provide an offset to losses on a futures contract.

   If a Fund has hedged against the possibility of an increase in interest rates that would adversely affect the value of municipal bonds or other debt securities held in its portfolio, and rates decrease instead, the Fund will lose part or all of the benefit of the increased value of the securities it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if a Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may, but will not necessarily, be at increased prices which reflect the decline in interest rates. A Fund may have to sell securities at a time when it may be disadvantageous to do so.

   In addition, the ability of a Fund to trade in futures contracts and options on futures contracts may be materially limited by the requirements of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to a regulated investment company. See "Taxes" below.

   A Fund may purchase put and call options on interest rate futures contracts which are traded on a domestic exchange or board of trade as a hedge against changes in interest rates, and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee such closing transactions can be effected.

   Options on futures contracts, as contrasted with the direct investment in such contracts, give the purchaser the right, in return for the premium paid, to assume a position in futures contracts at a specified exercise price at any time prior to the expiration date of the options. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contracts. The potential loss related to the purchase of an option on interest rate futures contracts is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the point of sale, there are no daily cash payments to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset value of a Fund.

   There are several risks in connection with the use of interest rate futures contracts and options on such futures contracts as hedging devices. Successful use of these derivative securities by a Fund is subject to the Manager's ability to predict correctly the direction of movements in interest rates. Such predictions involve skills and techniques which may be different from those involved in the management of a long-term bond portfolio.

   There can be no assurance that there will be a correlation between price movements in interest rate futures, or related options, on the one hand, and price movements in the debt securities which are the subject of the hedge, on the other hand. Positions in futures contracts and options on futures contracts may be closed out only on an exchange or board of trade that provides an active market; therefore, there can be no assurance that a liquid market will exist for the contract or the option at any particular time. Consequently, a Fund may realize a loss on a futures contract that is not offset by an increase in the price of the debt securities being hedged or may not be able to close a futures position in the event of adverse price movements. Any income earned from transactions in futures contracts and options on futures contracts will be taxable. Accordingly, it is anticipated that such investments will be made only in unusual circumstances, such as when the Manager anticipates an extreme change in interest rates or market conditions.

   See additional risk disclosure above under "Stock Index Futures Contracts and Options on Stock Index Futures Contracts."

WARRANTS

   The Small Cap Equity Fund, International Equity Fund, Bond Fund, Equity and Bond Fund (through its investment in the Bond Fund) and Equity Index Funds may invest in warrants or rights (other than those acquired in units or attached to other securities), which entitle the purchaser to buy equity securities at a specific price for a specific period of time. Warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. The Bond Fund may retain up to 10% of the value of its total assets in common stocks acquired by the exercise of warrants attached to debt securities.

MUNICIPAL BONDS

   The Tax Advantaged Bond Fund invests primarily in a diversified selection of municipal bonds (as defined in the Prospectus). The Tax Advantaged Bond Fund may hold bonds with maturities of one to thirty years, although a majority of the Fund's investments are in municipal bonds with maturities longer than five years.

   The obligations of municipal bond issuers are subject to the laws of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. In addition, the obligations of such issuers may become subject to the laws enacted in the future by Congress, state legislatures or referenda extending the time of payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon municipalities to levy taxes. There is also the possibility that, as a result of legislation or other conditions, the power or ability of any issuer to pay, when due, the principal and interest on its municipal obligations may be materially affected.

   The Tax Advantaged Bond Fund may purchase and/or hold advance refunded bonds, which are a unique type of municipal bond. From time-to-time, a municipal bond issuer may choose to advance refund some or all of its outstanding debt by issuing new bonds ("refunding bonds"). The proceeds of the refunding bonds are then used to effectively pay off the outstanding debt ("refunded bonds") of the issuer. Legal or contractual constraints, however, may prevent the issuer from immediately and directly paying off the refunded bonds in full. As a result, the issuer may use the proceeds of the refunding bonds and/or other available funds to purchase securities that will mature in times and amounts sufficient to pay the principal, interest and any call premium on the refunded bonds, depositing these securities in an escrow account established with an independent escrow trustee. The refunded bonds are then typically fully secured by the monies and investments deposited in the escrow account and the issuer will not have any future monetary obligation with respect to the refunded bondholders provided that the escrow account if adequately funded. A municipal bond issuer's ability to advance refund outstanding debt is subject to federal tax laws governing advance refunding.

   The Tax Advantaged Bond Fund will invest the assets not invested in municipal bonds in interest-bearing demand notes, bank savings accounts, high grade money market securities, U.S. treasury securities, or in shares of taxable or tax-exempt money market mutual funds. Money market securities include short-term obligations of the U.S. government and its agencies and instrumentalities and other money market instruments such as domestic bank certificates of deposit, bankers' acceptances and corporate commercial paper rated in the highest grade. From time to time, the Fund may invest more than 20% of its assets in money market securities. In the alternative, the Fund may hold such assets as cash for defensive reasons in anticipation of a decline in the market values of debt securities, or pending the investment of proceeds from the sale of Fund shares or from the sale of portfolio securities, or in order to have highly liquid securities available to meet possible redemptions.

MORTGAGE-BACKED SECURITIES

   The Bond Fund and Equity and Bond Fund (through its investment in the Bond
Fund) may purchase mortgage-backed securities. Mortgage-backed securities represent interests in pools of mortgages. The underlying mortgages normally have similar interest rates, maturities and other terms. Mortgages may have fixed or adjustable interest rates. Interests in pools of adjustable rate mortgages are known as ARMs. Mortgage-backed securities come in a variety of forms. Many have extremely complicated terms. The simplest form of mortgage-backed securities is a "pass-through certificate." Holders of pass-through certificates receive a pro rata share of the payments from the underlying mortgages. Holders also receive a pro rata share of any prepayments, so they assume all the prepayment risk of the underlying mortgages.

   Collateralized mortgage obligations (CMOs) are complicated instruments that allocate payments and prepayments from an underlying pass-through certificate among holders of different classes of mortgage-backed securities. This creates different prepayment and market risks for each CMO class.

   In addition, CMOs may allocate interest payments to one class (IOs) and principal payments to another class (POs). POs increase in value when prepayment rates increase. In contrast, IOs decrease in value when prepayments increase, because the underlying mortgages generate less interest payments. However, IOs prices tend to increase when interest rates rise (and prepayments fall), making IOs a useful hedge against market risk.

   Generally, homeowners have the option to prepay their mortgages at any time without penalty. Homeowners frequently refinance high rate mortgages when mortgage rates fall. This results in the prepayment of mortgage-backed securities, which deprives holders of the securities of the higher yields. Conversely, when mortgage rates increase, prepayments due to refinancings decline. This extends the life of mortgage-backed securities with lower yields. As a result, increases in prepayments of premium mortgage-backed securities, or decreases in prepayments of discount mortgage-backed securities, may reduce their yield and price.

   This relationship between interest rates and mortgage prepayments makes the price of mortgage-backed securities more volatile than most other types of fixed income securities with comparable credit risks. Mortgage-backed securities tend to pay higher yields to compensate for this volatility.

   CMOs may include planned amortization classes (PACs) and targeted amortization classes (TACs). PACs and TACs are issued with companion classes. PACs and TACs receive principal payments and prepayments at a specified rate. The companion classes receive principal payments and any prepayments in excess of this rate. In addition, PACs will receive the companion classes' share of principal payments if necessary to cover a shortfall in the prepayment rate. This helps PACs and TACs to control prepayment risk by increasing the risk to their companion classes.

   Another variant allocates interest payments between two classes of CMOs. One class (Floaters) receives a share of interest payments based upon a market index such as London-Inter Bank Offering Rate ("LIBOR"). The other class (Inverse Floaters) receives any remaining interest payments from the underlying mortgages. Floater classes receive more interest (and Inverse Floater classes receive correspondingly less interest) as interest rates rise. This shifts prepayment and market risks from the Floater to the Inverse Floater class, reducing the price volatility of Floater class and increasing the price volatility of the Inverse Floater class.

   CMOs must allocate all payments received from the underlying mortgages to some class. To capture any unallocated payments, CMOs generally have an accrual
(Z) class. Z classes do not receive any payments from the underlying mortgages until all other CMO classes have been paid off. Once this happens, holders of Z class CMOs receive all payments and prepayments. Similarly, real estate mortgage investment conduits (REMICs) (offerings of multiple class mortgage backed securities which qualify and elect treatment as such under provisions of the Code) have residual interests that receive any mortgage payments not allocated to another REMIC class.

   The degree of increased or decreased prepayment risk depends upon the structure of the CMOs. Z classes, IOs, POs, and Inverse Floaters are among the most volatile investment grade fixed income securities currently traded in the United States. However, the actual returns on any type of mortgage backed security depends upon the performance of the underlying pool of mortgages, which no one can predict and will vary among pools.

ASSET-BACKED SECURITIES

   The Bond Fund and Equity and Bond Fund (through its investment in the Bond
Fund) may purchase asset-backed securities, which represent direct or indirect participations in, or are secured by and payable from, assets other than mortgage-backed assets such as installment loan contracts, leases of various types of real and personal property, motor vehicle installment sales contracts and receivables from revolving credit (credit card) agreements. In accordance with guidelines established by the Board of Trustees, asset-backed securities may be considered illiquid securities and, therefore, may be subject to a Fund's 15% (10% with respect to the Money Market Fund) limitation on such investments. Asset-backed securities, including adjustable rate asset-backed securities, have yield characteristics similar to those of mortgage-backed securities and, accordingly, are subject to many of the same risks, including prepayment risk.

   Assets are securitized through the use of trusts and special purpose corporations that issue securities that are often backed by a pool of assets representing the obligations of a number of different parties. Payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution. Asset-backed securities do not always have the benefit of a security interest in collateral comparable to the security interests associated with mortgage-backed securities. As a result, the risk that recovery on repossessed collateral might be unavailable or inadequate to support payments on asset-backed securities is greater for asset-backed securities than for mortgage-backed securities. In addition, because asset-backed securities are relatively new, the market experience in these securities is limited and the market's ability to sustain liquidity through all phases of an interest rate or economic cycle has not been tested.

MORTGAGE DOLLAR ROLLS

   The Bond Fund and the Equity and Bond Fund (through its investment in the Bond Fund) may enter into mortgage dollar roll transactions in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date. Realized gains and losses are deferred until the ultimate sale of the security (without repurchase).

MONEY MARKET FUND

   The Money Market Fund invests only in instruments denominated in U.S. dollars that the Manager, under the supervision of the Trust's Board of Trustees, determines present minimal credit risk and are, at the time of acquisition, either:

      1. rated in one of the two highest rating categories for short-term debt obligations assigned by at least two nationally recognized statistical rating organizations (NRSROs) (i.e., S&P and Moody's), or by only one NRSRO if only one NRSRO has issued a rating with respect to the instrument (requisite NRSROs); or

      2. in the case of an unrated instrument, determined by the Manager, under the supervision of the Trust's Board of Trustees, to be of comparable quality to the instruments described in paragraph 1 above; or

      3. issued by an issuer that has received a rating of the type described in paragraph 1 above on other securities that are comparable in priority and security to the instrument.

   Pursuant to Rule 2a-7 under the 1940 Act, securities which are rated (or that have been issued by an issuer that has been rated with respect to a class of short-term debt obligations, or any security within that class, comparable in priority and quality with such security) in the highest short-term rating category by at least two NRSROs are designated "First Tier Securities." Securities rated in the top two short-term rating categories by at least two NRSROs, but which are not rated in the highest short-term category by at least two NRSROs, are designated "Second Tier Securities." See APPENDIX A for a description of the ratings used by NRSROs.

   Pursuant to Rule 2a-7 under the 1940 Act, the Money Market Fund may not invest more than 5% of its assets taken at amortized cost in the securities of any one issuer (except the U.S. Government, including repurchase agreements collateralized by U.S. Government Securities (discussed above)). The Fund may, however, invest more than 5% of its assets in the First Tier Securities of a single issuer for a period of up to three business days after the purchase thereof, although the Fund may not make more than one such investment at any time.

   Further, the Money Market Fund will not invest more than the greater of (i) 1% of its total assets; or (ii) one million dollars in the securities of a single issuer that were Second Tier Securities when acquired by the Fund. In addition, the Fund may not invest more than 5% of its total assets in securities which were Second Tier Securities when acquired.

   The foregoing policies are more restrictive than the fundamental investment restriction number 2b (set forth below) applicable to the Money Market Fund, which would give the Fund the ability to invest, with respect to 25% of its assets, more than 5% of its assets in any one issuer. The Fund will operate in accordance with these policies to comply with Rule 2a-7.

FOREIGN MONEY MARKET INSTRUMENTS

   Each of the Funds that invest in foreign securities may also invest up to 25% of its assets in foreign money market instruments. Foreign money market instruments include Eurodollar Certificates of Deposit (ECDs), Yankee dollar Certificates of Deposit (YCDs) and Eurodollar Time Deposits (ETDs), which are all U.S. dollar denominated certificates of deposit. ECDs are issued by, and ETDs are deposits of, foreign banks or foreign branches of U.S. banks. YCDs are issued in the U.S. by branches and agencies of foreign banks. Europaper is dollar-denominated commercial paper and other short-term notes issued in the U.S. by foreign issuers.

   ECDs, ETDs, YCDs, and Europaper have many of the same risks as other foreign securities. Examples of these risks include economic and political developments, that may adversely affect the payment of principal or interest, foreign withholding or other taxes on interest income, difficulties in obtaining or enforcing a judgment against the issuing bank and the possible impact of interruptions in the flow of international currency transactions. Also, the issuing banks or their branches are not necessarily subject to the same regulatory requirements that apply to domestic banks, such as reserve requirements, loan limitations, examinations, accounting, auditing, recordkeeping and the public availability of information.

CASH AND CASH EQUIVALENTS

   Each of the Funds may invest in cash and cash equivalents. These securities include (1) commercial paper (short-term notes issued by corporations or governmental bodies), (2) commercial bank obligations (e.g., certificates of deposit (interest-bearing time deposits) and bankers' acceptances (time drafts on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity), (3) savings association and bank obligations (e.g., certificates of deposit issued by savings banks or savings associations), (4) U.S. Government Securities that mature, or may be redeemed, in one year or less, (5) corporate bonds and notes that mature, or that may be redeemed, in one year or less, (6) money market mutual funds and (7) short-term investment funds maintained by the Fund's custodian.

REPURCHASE AGREEMENTS


   Repurchase agreements are transactions in which a Fund purchases a security from a bank or recognized securities dealer and simultaneously commits to resell that security to the bank or dealer at an agreed-upon price, date, and market rate of interest unrelated to the coupon rate or maturity of the purchased security. Although repurchase agreements carry certain risks not associated with direct investments in securities, a Fund will enter into repurchase agreements only with banks and dealers that either the Manager, BGFA Northern Trust, or Capital Guardian Trust Company ("Capital Guardian"), the sub-adviser to the Equity Fund, the Small Cap Equity Fund and the International Equity Fund, believe present minimum credit risks in accordance with guidelines approved by the Board of Trustees. The Manager, BGFA Northern Trust, or Capital Guardian will review and monitor the creditworthiness of such institutions, and will consider the capitalization of the institution, their prior dealings with the institution, any rating of the institution's senior long-term debt by independent rating agencies, and other relevant factors. Any of the Manager, BGFA Northern Trust, or Capital Guardian may cause a Fund to participate in pooled repurchase agreement transactions with other funds advised by them.


   A Fund will invest only in repurchase agreements collateralized at all times in an amount at least equal to the repurchase price plus accrued interest. To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase were less than the repurchase price, the Fund would suffer a loss. If the financial institution which is party to the repurchase agreement petitions for bankruptcy or otherwise becomes subject to bankruptcy or other liquidation proceedings there may be restrictions on the ability to sell the collateral and the Fund could suffer a loss. However, with respect to financial institutions whose bankruptcy or liquidation proceedings are subject to the U.S. Bankruptcy Code, each Fund intends to comply with provisions under such Code that would allow it immediately to resell such collateral. None intend to invest more than 15% of its total assets in repurchase agreements.

PRIVATELY ISSUED SECURITIES


   A Fund may invest in privately issued securities, including those that may be resold only in accordance with Rule 144A under the Securities Act of 1933 ("Rule 144A Securities"). Rule 144A Securities are restricted securities that are not publicly traded. Accordingly, the liquidity of the market for specific Rule 144A Securities may vary. Delay or difficulty in selling such securities may result in a loss to the Fund. Privately issued or Rule 144A securities that are determined by the Manager, Capital Guardian, Northern Trust or BGFA to be "illiquid" are subject to the Trust's policy of not investing more than 15% (10% in the case of the Money Market Fund) of its net assets in illiquid securities. The Manager, Capital Guardian, Northern Trust or BGFA will evaluate the liquidity characteristics of each Rule 144A Security proposed for purchase by a Fund on a case-by-case basis and will consider the following factors, among others, in their evaluation: (1) the frequency of trades and quotes for the Rule 144A Security; (2) the number of dealers willing to purchase or sell the Rule 144A Security and the number of other potential purchasers; (3) dealer undertakings to make a market in the Rule 144A Security; and (4) the nature of the Rule 144A Security and the nature of the marketplace trades (e.g., the time needed to dispose of the Rule 144A Security, the method of soliciting offers and the mechanics of transfer).


FORWARD COMMITMENTS, WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

   A Fund may purchase securities on a when-issued or delayed delivery basis and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. Although the payment and interest terms of these securities are established at the time the Fund enters into the commitment, the securities may be delivered and paid for a month or more after the date of purchase, when their value may have changed. A Fund makes such commitments only with the intention of actually acquiring the securities, but may sell the securities before the settlement date if the Manager, BGFA, Northern Trust or Capital Guardian deem it advisable for investment reasons.


   When-issued securities include TBA ("to be announced") securities. TBA securities are usually mortgage-backed securities that are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal amount and maturity date are determined upon settlement when the specific mortgage pools are assigned. A Fund generally would not pay for such securities or start earning interest on them until they are received. However, when a Fund undertakes a when-issued or delayed delivery obligation, it immediately assumes the risks of ownership, including the risks of price fluctuation. Failure of the issuer to deliver a security purchased by a Fund on a when-issued or delayed delivery basis may result in the Fund's incurring or missing an opportunity to make an alternative investment.

   A Fund may enter into reverse repurchase agreements with banks and securities dealers. A reverse repurchase agreement is a repurchase agreement in which the Fund is the seller of, rather than the investor in, securities and agrees to repurchase them at an agreed-upon time and price. Use of a reverse repurchase agreement, may be preferable to a regular sale and later repurchase of securities because it avoids certain market risks and transaction costs.

   At the time a Fund enters into a binding obligation to purchase securities on a when-issued basis or enters into a reverse repurchase agreement, assets of the Fund having a value at least as great as the purchase price of the securities to be purchased will be segregated on the books of the Fund and held by the custodian throughout the period of the obligation. The use of these investment strategies, as well as any borrowing by a Fund, may increase net asset value fluctuation. None of the Funds has any present intention of investing more than 5% of its total assets in reverse repurchase agreements.

LOANS OF PORTFOLIO SECURITIES

   Each Fund may from time to time lend securities that it holds to brokers, dealers and financial institutions, up to a maximum of 33% of the total value of each Fund's assets. This percentage may not be increased without approval of a majority of the outstanding voting securities of the respective Fund. Such loans will be secured by collateral in the form of cash or United States Treasury securities, or other liquid securities as permitted by the Commission, which at all times while the loan is outstanding, will be maintained in an amount at least equal to the current market value of the loaned securities. The Fund making the loan will continue to receive interest and dividends on the loaned securities during the term of the loan, and, in addition, will receive a fee from the borrower or interest earned from the investment of cash collateral in short-term securities. The Fund also will receive any gain or loss in the market value of loaned securities and of securities in which cash collateral is invested during the term of the loan.

   The right to terminate a loan of securities, subject to appropriate notice, will be given to either party. When a loan is terminated, the borrower will return the loaned securities to the appropriate Fund. No Fund will have the right to vote securities on loan, but each would terminate a loan and regain the right to vote if the Board of Trustees deems it to be necessary in a particular instance.

   For tax purposes, the dividends, interest and other distributions which a Fund receives on loaned securities may be treated as other than qualified income for the 90% test. (See TAXES.) Each Fund intends to lend portfolio securities only to the extent that this activity does not jeopardize its status as a regulated investment company under the Code.

   The primary risk involved in lending securities is that the borrower will fail financially and return the loaned securities at a time when the collateral is insufficient to replace the full amount of the loan. The borrower would be liable for the shortage, but the Fund making the loan would be an unsecured creditor with respect to such shortage and might not be able to recover all or any of it. In order to minimize this risk, each Fund will make loans of securities only to firms the Manager, Capital Guardian, Northern Trust or BGFA (under the supervision of the Board of Trustees) deems creditworthy.


DEFENSIVE INVESTMENTS

   Under ordinary circumstances, each Fund is substantially fully invested. However, except for the Money Market Fund and the Equity Index Funds, each Fund may also hold cash, cash equivalents, or money market instruments if the Manager or Capital Guardian determine that a temporary defensive position is advisable. During those periods, a Fund's assets may not be invested in accordance with its strategy and the Fund may not achieve its investment objective.

INVESTMENT TECHNIQUES AND RISKS-- LIFEPATH FUNDS

Investment and Risks of the Lifepath Funds

   Investments in Underlying Funds. Each LifePath Fund invests its assets in a corresponding Master Portfolio, which invests its assets in the Underlying Funds, and may invest in government securities and short-term paper. Each Underlying Fund invests directly in portfolio securities. The investment risks and techniques of the Master Portfolios and the Underlying Funds are described below, and those risks and techniques are essentially the same investment risks and techniques of the LifePath Funds. To avoid the need to refer to the LifePath Funds, the Master Portfolios and the Underlying Funds, the following sections generally refer to the Master Portfolios or the Underlying Funds.

  Borrowing.

   The Master Portfolios may borrow money for temporary or emergency purposes, including the meeting of redemption requests. Borrowing involves special risk considerations. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds (or on the assets that were retained rather than sold to meet the needs for which funds were borrowed). Under adverse market conditions, a Master Portfolio might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales. Reverse repurchase agreements, short sales not against the box, dollar roll transactions and other similar investments that involve a form of leverage have characteristics similar to borrowings, but are not considered borrowings if a Master Portfolio maintains a segregated account.

  Loans of Portfolio Securities.

   The Master Portfolios may lend portfolio securities to certain creditworthy borrowers, including borrowers affiliated with BGFA. The borrowers provide collateral that is maintained in an amount at least equal to the current market value of the securities loaned. The Master Portfolios may terminate a loan at any time and obtain the return of the securities loaned. The Master Portfolios receive the value of any interest or cash or non-cash distributions paid on the loaned securities.

   With respect to loans that are collateralized by cash, the borrower will be entitled to receive a fee based on the amount of cash collateral. The Master Portfolios are compensated by the difference between the amount earned on the reinvestment of cash collateral and the fee paid to the borrower. In the case of collateral other than cash, the Master Portfolios are compensated by a fee paid by the borrower equal to a percentage of the market value of the loaned securities. Any cash collateral may be reinvested in certain short-term instruments either directly on behalf of the lending Master Portfolio or through one or more joint accounts or money market funds, including those managed by BGFA.

   Securities lending involves exposure to certain risks, including operational risk (i.e., the risk of losses resulting from problems in the settlement and accounting process), "gap" risk (i.e., the risk of a mismatch between the return on cash collateral reinvestments and the fees the Master Portfolio has agreed to pay a borrower), and credit, legal, counterparty and market risk. In the event a borrower does not return the Master Portfolio's securities as agreed, the Master Portfolio may experience losses if the proceeds received from liquidating the collateral does not at least equal the value of the loaned security at the time the collateral is liquidated plus the transaction costs incurred in purchasing replacement securities.

   The Master Portfolios may pay a portion of the interest or fees earned from securities lending to a borrower as described above, and to a securities lending agent who administers the lending program in accordance with guidelines approved by the Master Portfolios' Board of Trustees. Barclays Global Investors, N.A. ("BGI") acts as securities lending agent for the Master Portfolios subject to the overall supervision of BGFA. BGI receives a portion of the revenues generated by securities lending activities as compensation for its services in this regard.

  Short-Term Instruments and Temporary Investments.

   The Master Portfolio may invest in various money market instruments. Money market instruments are generally short-term investments that may include but are not limited to: (i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (including government-sponsored enterprises); (ii) negotiable certificates of deposit ("CDs"), bankers' acceptances, fixed time deposits and other obligations of domestic banks (including foreign branches); (iii) commercial paper; (iv) non-convertible corporate debt securities (e.g., bonds and debentures); (v) repurchase agreements; and (vi) U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that, in the opinion of BGFA, are of comparable quality to obligations of U.S. banks which may be purchased by the Master Portfolio. Any of these instruments may be purchased on a current or a forward-settled basis. Money market instruments also include shares of money market mutual funds, including those managed by BGFA.

  U.S. Government Obligations.

   The Master Portfolio may invest in various types of U.S. Government obligations. A U.S. Government obligation is a type of bond. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities. Payment of principal and interest on U.S. Government obligations (i) may be backed by the full faith and credit of the United States (as with U.S. Treasury obligations and Government National Mortgage Association (i.e., GNMA) certificates) or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with Federal National Mortgage Association (i.e. FNMA), Federal Home Loan Mortgage Corporation (i.e., FHLMC), or Federal Home Loan Bank (i.e., FHLB) notes). In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities where it is not obligated to do so. As a general matter, the value of debt instruments, including U.S. Government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

Investments and Risks of the Underlying Funds

   Set forth below is more detailed information regarding types of instruments in which the Underlying Funds may invest, strategies BGFA may employ in pursuit of an Underlying Fund's investment objective, and related risks.

  Asset-Backed and Commercial Mortgage-Backed Securities.

   Certain of the Underlying Funds may invest in asset-backed and commercial mortgaged-backed securities. Asset-backed securities are securities backed by installment contracts, credit-card receivables or other assets.

Commercial mortgage-backed securities are securities backed by commercial real estate properties. Both asset-backed and commercial mortgage-backed securities represent interests in "pools" of assets in which payments of both interest and principal on the securities are made on a regular basis. The payments are, in effect, "passed through" to the holder of the securities (net of any fees paid to the issuer or guarantor of the securities). The average life of asset-backed and commercial mortgage-backed securities varies with the maturities of the underlying instruments and, as a result of prepayments, can often be less than the original maturity of the assets underlying the securities. For this and other reasons, an asset-backed and commercial mortgage-backed security's stated maturity may be shortened, and the security's total return may be difficult to predict precisely.

   BGIF Institutional Money Market may invest in such securities up to the limits prescribed by Rule 2a-7 and other provisions of the 1940 Act.

  Bonds.

   A bond is an interest-bearing security issued by a company or a governmental unit or, in some cases, a non-U.S. entity. The issuer of a bond has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond's face value) periodically or on a specified maturity date. An issuer may have the right to redeem or "call" a bond before maturity, in which case the investor may have to reinvest the proceeds at lower market rates. Most bonds bear interest income at a "coupon" rate that is fixed for the life of the bond. The value of a fixed rate bond usually rises when market interest rates fall, and falls when market interest rates rise. Accordingly, a fixed rate bond's yield (income as a percent of the bond's current value) may differ from its coupon rate as its value rises or falls. Other types of bonds bear income at an interest rate that is adjusted periodically. Because of their adjustable interest rates, the value of "floating-rate" or "variable-rate" bonds fluctuates much less in response to market interest rate movements than the value of fixed rate bonds. An Underlying Fund may treat a bond as having a shorter maturity for purposes of calculating the weighted average maturity of its investment portfolio. Bonds may be senior or subordinated obligations. Senior obligations generally have the first claim on a corporation's earnings and assets and, in the event of liquidation, are paid before subordinated obligations. Bonds may be unsecured (backed only by the issuer's general creditworthiness) or secured (also backed by specified collateral).

  Borrowing.

   Each Underlying Fund may borrow money for temporary or emergency purposes, including the meeting of redemption requests. Borrowing involves special risk considerations. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds (or on the assets that were retained rather than sold to meet the needs for which funds were borrowed). Under adverse market conditions, an Underlying Fund might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales. Reverse repurchase agreements, short sales not against the box, dollar roll transactions and other similar investments that involve a form of leverage have characteristics similar to borrowings, but are not considered borrowings if the Underlying Fund maintains a segregated account.

  Convertible Securities.

   Certain of the Underlying Funds may purchase fixed-income convertible securities, such as bonds or preferred stock, which may be converted at a stated price within a specified period of time into a specified number of shares of common stock of the same or a different issuer. Convertible securities are senior to common stock in a corporation's capital structure, but usually are subordinated to non-convertible debt securities. While providing a fixed-income stream (generally higher in yield than the income from a common stock but lower than that afforded by a non-convertible debt security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the common stock into which it is convertible.

   In general, the market value of a convertible security is the higher of its "investment value" (i.e., its value as a fixed-income security) or its "conversion value" (i.e., the value of the underlying shares of common stock if the security is converted). As a fixed-income security, the market value of a convertible security generally increases when interest rates decline and generally decreases when interest rates rise. However, the price of a convertible security also is influenced by the market value of the security's underlying common stock. Thus, the price of a convertible security generally increases as the market value of the underlying stock increases and generally decreases as the market value of the underlying stock declines. Investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.

  Credit-Linked Securities.

   Certain of the Underlying Funds may invest in credit-linked securities. Credit-linked securities are securities that are collateralized usually by one of more credit default swaps on corporate credits and, in some instances, by government securities or similar low risk assets. As an investor in credit-linked securities, an Underlying Fund has the right to receive periodic interest payments from the issuer of the credit-linked security at an agreed-upon interest rate, and, subject to certain conditions, a return of principal at the maturity date.

   Credit-linked securities are typically privately negotiated transactions between two or more parties. The issuer of the credit-linked security will usually be a financial institution or a special purpose vehicle established by a financial institution. An Underlying Fund bears the risk that the issuer of the credit-linked security will default or become bankrupt. An Underlying Fund bears the risk of loss of its principal investment, and the periodic interest payments expected to be received for the duration of its investment in the credit-linked security.

   Credit-linked securities are also subject to the credit risk of the corporate credits underlying the credit default swaps. If one or more of the credit events agreed upon in the credit default swap occurs with respect to one or more of the underlying corporate credits and the credit default swap is physically-settled, an Underlying Fund may receive physical delivery of the security or loan that is subject to the relevant credit event, and the Underlying Fund's principal investment would be reduced by the corresponding face value of the security or loan that is the subject of the credit event. In instances where the underlying credit default swap is cash-settled on the occurrence of a credit event, an Underlying Fund's principal investment would be reduced typically by the face value of the security or loan in respect of which the applicable credit event has occurred, and the Underlying Fund would not receive physical delivery of the loan or security that was the subject of the relevant credit event.

   The market for credit-linked securities may be, or suddenly can become, illiquid. Indeed, often credit-linked securities are subject to significant restrictions on transfer thereby enhancing the illiquidity of such securities. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for credit-linked securities. In certain cases, a market price for a credit-linked security may not be available. The value of the credit-linked security will typically increase or decrease with any change in value of the underlying collateral, if any, held by the issuer and the credit default swap. Further, in cases where the credit-linked security is structured such that the payments to an Underlying Fund are based on amounts received in respect of, or the value of performance of, any reference obligation specified in the terms of the relevant credit default swap, fluctuations in the value of such reference obligation or the performance of the related reference entity may affect the value of the credit-linked security.

   An investment in credit-linked securities involves reliance on the counterparty to the swap entered into with the issuer to make periodic payments to the issuer under the terms of the credit default swap. Any delay or cessation in the making of such payments may be expected in certain instances to result in delays or reductions in payments to an Underlying Fund as investor in such credit-linked securities. Additionally, credit-linked securities are typically structured as limited recourse obligations of the issuer of the securities such that the securities issued will usually be obligations solely of the issuer and will not be obligations or responsibilities of any other person.

   See "Futures Contracts, Options Transactions, and Swap Transactions" for additional risks associated with swap transactions.

  Currency Transactions.

   Those Underlying Funds that may engage in currency transactions do not expect to engage in currency transactions for the purpose of hedging against declines in the value of the Funds' assets that are denominated in a foreign currency. The Funds may enter into foreign currency forward and foreign currency futures contracts to facilitate local securities settlements or to protect against currency exposure in connection with its distributions to shareholders, but may not enter into such contracts for speculative purposes.

   A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency futures contract is a contract involving an obligation to deliver or acquire the specified amount of a specific currency, at a specified price and at a specified future time. Futures contracts may be settled on a net cash payment basis rather than by the sale and delivery of the underlying currency.

   Foreign exchange transactions involve a significant degree of risk and the markets in which foreign exchange transactions are effected are highly volatile, highly specialized and highly technical. Significant changes, including changes in liquidity prices, can occur in such markets within very short periods of time, often within minutes. Foreign exchange trading risks include, but are not limited to, exchange rate risk, maturity gap, interest rate risk, and potential interference by foreign governments through regulation of local exchange markets, foreign investment or particular transactions in foreign currency. If BGFA utilizes foreign exchange transactions at an inappropriate time or judges market conditions, trends or correlations incorrectly, foreign exchange transactions may not serve their intended purpose of improving the correlation of an Underlying Fund's return with the performance of its underlying index and may lower the Underlying Fund's return. An Underlying Fund could experience losses if the value of its currency forwards, options and futures positions were poorly correlated with its other investments or if it could not close out its positions because of an illiquid market. In addition, an Underlying Fund could incur transaction costs, including trading commissions, in connection with certain foreign currency transactions.

  Diversification and Concentration.

   Certain of the Underlying Funds are "diversified funds." A diversified fund is one that, with respect to 75% of its total assets issuer (excluding cash and cash items, government securities, and securities of other investment companies), does not invest more than 5% of its total assets in securities of any one issuer and does not acquire more than 10% of the outstanding voting securities of any one The remaining 25% of a diversified Fund's assets may be invested in any manner.

   Other Underlying Funds are classified as "non-diversified" for purposes of the 1940 Act. A "non-diversified" classification means that an Underlying Fund is not limited by the 1940 Act with regard to the percentage of its assets that may be invested in the securities of a single issuer. The securities of a particular issuer may dominate the Underlying Fund's underlying index and, consequently, the Underlying Fund's investment portfolio. This may adversely affect the Underlying Fund's performance or subject the Underlying Fund's shares to greater price volatility than that experienced by more diversified investment companies.

   In addition, an Underlying Fund may concentrate its investments in a particular industry or group of industries. The securities of issuers in particular industries may dominate the Underlying Fund's underlying index and consequently the Underlying Fund's investment portfolio. This may adversely affect the Underlying Fund's performance or subject the Underlying Fund's shares to greater price volatility than that experienced by less concentrated investment companies.

   Each Underlying Fund intends to maintain the required level of diversification and otherwise conduct its operations so as to qualify as a "regulated investment company" for purposes of the Internal Revenue Code, and to relieve the Underlying Fund of any liability for federal income tax to the extent that its earnings are distributed to shareholders. Compliance with the diversification requirements of the Internal Revenue Code may limit the investment flexibility of an Underlying Fund and makes it less likely that the Underlying Fund will meet its investment objective.

  Equity Securities.

   Equity securities generally have greater price volatility than fixed income securities. The market price of equity securities may go up or down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting equity securities markets generally; particular industries, sectors or geographic regions represented in those markets; or individual issuers. The types of developments that may affect an issuer of an equity security include management performance, financial leverage and reduced demand for the issuer's goods or services. Common and preferred stock represent equity or ownership interests in an issuer. Preferred stock, however, pays dividends at a specified rate and has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

  Exchange Listing and Trading.

   Shares of the Underlying iShares Funds are listed for trading on the national securities exchanges and trade throughout the day on those exchanges and other secondary markets. There can be no assurance that the requirements of the national securities exchanges necessary to maintain the listing of shares of the Underlying iShares Funds will continue to be met. A national securities exchange may, but is not required to, remove the shares of the Underlying iShares Funds from listing if (1) following the initial 12-month period beginning upon the commencement of trading of an Underlying iShares Fund, there are fewer than 50 beneficial holders of the shares for 30 or more consecutive trading days, (2) the value of the Underlying iShares Fund's underlying index is no longer calculated or available, or (3) any other event shall occur or condition exist that, in the opinion of the national securities exchange, makes further dealings on the national securities exchange inadvisable. A national securities exchange will remove the shares of an Underlying iShares Fund from listing and trading upon termination of the Underlying iShares Fund. As in the case of other publicly-traded securities, brokers' commissions on transactions will be based on negotiated commission rates at customary levels.

  Floating- and Variable-Rate Obligations.

   Certain of the Underlying Funds may purchase debt instruments with interest rates that are periodically adjusted at specified intervals or whenever a benchmark rate or index changes. The floating- and variable-rate instruments that the Underlying Funds may purchase include certificates of participation in such instruments. These adjustments generally limit the increase or decrease in the amount of interest received on the debt instruments. Floating- and variable-rate instruments are subject to interest-rate risk and credit risk.

   Certain of the Underlying Funds may purchase floating- and variable-rate obligations. Those Underlying Funds may purchase floating- and variable-rate demand notes and bonds, which are obligations ordinarily having stated maturities in excess of thirteen months, but which permit the holder to demand payment of principal at any time, or at specified intervals not exceeding thirteen months. Variable rate demand notes include master demand notes that are obligations that permit an Underlying Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Underlying Fund, as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations ordinarily has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks.

   These obligations are direct lending arrangements between the lender and borrower. There may not be an established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, an Underlying Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and an Underlying Fund may invest in obligations that are not so rated only if BGFA determines that at the time of investment the obligations are of comparable quality to the other obligations in which the Underlying Fund may invest. BGFA, on behalf of an Underlying Fund, considers on an ongoing basis the creditworthiness of the issuers of the floating- and variable-rate demand obligations in the Underlying Fund's portfolio.

  Foreign Securities.

   Certain of the Underlying Funds may invest in certain securities of non-U.S. issuers. Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. issuers. These include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in foreign countries, potential restrictions of the flow of international capital, and transaction costs of foreign currency conversions. Foreign issuers may be subject to less governmental regulation than U.S. issuers. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy with respect to growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions. In addition, changes in foreign exchange rates also will affect the value of securities denominated or quoted in currencies other than the U.S. dollar.

   Obligations of Foreign Governments, Supranational Entities and Banks. Certain of the Underlying Funds may invest in U.S. dollar-denominated short-term obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities that are determined by BGFA to be of comparable quality to the other obligations in which the Underlying Fund may invest. Certain of the Underlying Funds may also invest in debt obligations of supranational entities. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank. The percentage of an Underlying Fund's assets invested in obligations of foreign governments and supranational entities will vary depending on the relative yields of such securities, the economic and financial markets of the countries in which the investments are made and the interest rate climate of such countries.

   Certain of the Underlying Funds may invest a portion of its total assets in high-quality, short-term (one year or less) debt obligations of foreign branches of U.S. banks or U.S. branches of foreign banks that are denominated in and pay interest in U.S. dollars.

   Certain of the Underlying Funds may purchase publicly traded common stocks of foreign corporations. To the extent an Underlying Fund invests in securities of foreign issuers, the Underlying Fund's investment in such securities may also be in the form of American Depository Receipts ("ADRs"), Global Depository Receipts ("GDRs") and European Depositary Receipts ("EDRs") (collectively "Depositary Receipts"). Depositary Receipts are receipts, typically issued by a bank or trust company, which evidence ownership of underlying securities issued by a foreign corporation. For ADRs, the depository is typically a U.S. financial institution and the underlying securities are issued by a foreign issuer. For other Depositary Receipts, the depository may be a foreign or a U.S. entity, and the underlying securities may have a foreign or a U.S. issuer. Depositary Receipts will not necessarily be denominated in the same currency as their underlying securities. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets, and EDRs, in bearer form, are designated for use in European securities markets. GDRs are tradable both in the United States and in Europe and are designed for use throughout the world. An Underlying Fund may invest in Depositary Receipts through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute interestholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities. The issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the United States, and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts.

  Forward Commitments, When-Issued Purchases and Delayed-Delivery Transactions.

   Certain of the Underlying Funds may purchase or sell securities on a when-issued or delayed-delivery basis and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines, or the value of the security to be sold increases, before the settlement date. Although an Underlying Fund will generally purchase securities with the intention of acquiring them, the Underlying Fund may dispose of securities purchased on a when-issued, delayed-delivery or a forward commitment basis before settlement when deemed appropriate by BGFA.

  Funding Agreements.

   Certain of the Underlying Funds may invest in short-term funding agreements. A funding agreement is a contract between an issuer and a purchaser that obligates the issuer to pay a guaranteed rate of interest on a principal sum deposited by the purchaser. Funding agreements will also guarantee the return of principal and may guarantee a stream of payments over time. A funding agreement has a fixed maturity and may have either a fixed, variable or floating interest rate that is based on an index and guaranteed for a fixed time period. An Underlying Fund will purchase short-term funding agreements only from banks and insurance companies that, at the time of purchase, are rated in one of the three highest rating categories by an NRSRO.

   The secondary market, if any, for these funding agreements is limited; thus, such investments purchased by an Underlying Fund may be treated as illiquid. If a funding agreement is determined to be illiquid it will be valued at its fair market value as determined by procedures approved by the Underlying Fund's Board of Trustees.

  Futures Contracts, Options Transactions, and Swap Transactions.

   Certain of the Underlying Funs may enter into futures contracts and may purchase and write (i.e., sell) options and options on futures contracts. A futures contract is an agreement between two parties, a buyer and a seller, to exchange a specified amount of a specific commodity, index or financial instrument at a specific price on a specific date in the future. Upon entering into a futures contract, an Underlying Fund will be required to deposit with the broker an amount of cash or cash equivalents known as "initial margin," which is in the nature of a performance bond or good faith deposit on the contract and is returned to the Underlying Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, known as "variation margin," to and from the broker will be made daily as the price of the index, commodity or instrument underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." At any time prior to expiration of a futures contract, an Underlying Fund may elect to close the position by taking an opposite position, which will operate to terminate the Underlying Fund's existing position in the contract. An option transaction generally involves a right, which may or may not be exercised, to buy or sell a commodity or financial instrument at a particular price on a specified future date. A call option gives a holder the right to purchase a specific security at a specified price ("exercise price") within a specified period of time. A put option gives a holder the right to sell a specific security at a specified price within a specified period of time. The initial purchaser of a call option pays the "writer" a premium, which is paid at the time of purchase and is retained by the writer whether or not such option is exercised. An Underlying Fund may purchase put options to hedge its portfolio against the risk of a decline in the market value of securities held and may purchase call options to hedge against an increase in the price of securities it is committed to purchase. An Underlying Fund may write put and call options along with a long position in options to increase its ability to hedge against a change in the market value of the securities it holds or is committed to purchase. Options on futures contracts are similar to options on securities or currencies except that options on futures contracts give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. An Underlying Fund may purchase and write put and call options on futures contracts that are traded on a U.S. or foreign exchange as a hedge against changes in value of its portfolio securities, or in anticipation of the purchase of securities, and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be effected. Futures contracts and options on futures contracts are standardized and traded on exchanges, where the exchange serves as the ultimate counterparty for all contracts. Consequently, the primary credit risk on futures contracts is the creditworthiness of the exchange. Futures contracts are subject to market risk (i.e., exposure to adverse price changes). In other words, because, by definition, futures contracts project price levels in the future and not current levels of valuation, market circumstances may result in a discrepancy between the price of the future and the movement in the underlying commodity index or instrument. In the event of adverse price movements, an Underlying Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Underlying Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. An Underlying Fund also may be required to deliver the instruments underlying the future contracts it has sold. In addition, in employing futures contracts as a hedge against cash market price volatility, futures prices may correlate imperfectly with the prices of securities held by an Underlying Fund. Similarly, in employing futures contracts as a substitute for purchasing the designated underlying securities, the performance of the futures contract may correlate imperfectly with the performance of the direct investments for which the futures contract is a substitute. There is also the risk of loss by an Underlying Fund of margin deposits in the event of bankruptcy of a broker with whom the Underlying Fund has an open position in the futures contract or option. The purchase of put or call options will be based upon predictions by BGFA as to anticipated trends, which predictions could prove to be incorrect.

   Although an Underlying Fund intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Because the futures market imposes less burdensome margin requirements than the securities market, an increased amount of participation by speculators in the futures market could result in price fluctuations. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount by which the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting an Underlying Fund to substantial losses. If it is not possible, or if an Underlying Fund determine not to close a futures position in anticipation of adverse price movements, the Underlying Fund will be required to make daily cash payments on variation margin.

   Upon the exercise of an option on a futures contract, the writer of the option delivers to the holder of the option the futures position and the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. The potential loss related to the purchase of options on futures contracts is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the time of sale, there are no daily cash payments to reflect changes in the value of the underlying contract; however, the value of the option may change daily and that change would be reflected in the net asset value of an Underlying Fund. The potential for loss related to writing options is unlimited.

   Each Underlying Fund has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" in accordance with Rule 4.5, and, therefore, the Underlying Funds will not be subject to registration or regulation as a commodity pool operator under the Commodity Exchange Act ("CEA").

   Stock Index Futures and Options on Stock Index Future. Certain of the Underlying Funds may invest in stock index futures and options on stock index futures as a substitute for a comparable market position in the underlying securities. An index futures contract is a standardized agreement between two parties that commits one party to buy and the other party to sell a stipulated quantity of a market index at a set price on or before a given date in the future. The seller never actually delivers "shares" of the index or shares of all the stocks in the index. Instead, the buyer and the seller settle the difference between the contract price and the market price in cash on the agreed-upon date - the buyer paying the difference if the actual price is lower than the contract price and the seller paying the difference if the actual price is higher. An Underlying Fund intends to purchase and sell futures contracts on the stock index for which it can obtain the best price with consideration also given to liquidity.

   An option on a stock index is similar to an option on a stock except that
(a) the expiration cycles vary either monthly or quarterly, and (b) the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive a cash "exercise settlement amount" equal to
(i) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (ii) a fixed "index multiplier." Receipt of this cash amount depends upon the closing level of the stock index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash received is equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars multiplied by a specified multiplier. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. The writer may offset a position in stock index options prior to expiration by entering into a closing transaction on an exchange or the writer may let the option expire unexercised.

   Interest-Rate and Index Swaps. Certain of the Underlying Funds may enter into interest-rate and index swaps. Interest-rate swaps involve the exchange by an Underlying Fund with another party of their respective commitments to pay or receive interest (for example, an exchange of floating-rate payments on fixed-rate payments). Index swaps involve the exchange by an Underlying Fund with another party of cash flows based upon the performance of an index of securities or a portion of an index of securities that usually include dividends or income. In each case, the exchange commitments can involve payments to be made in the same currency or in different currencies. An Underlying Fund will usually enter into swaps on a net basis. In so doing, the two payment streams are netted out, with the Underlying Fund receiving or paying, as the case may be, only the net amount of the two payments. If an Underlying Fund enter into a swap, it will maintain a segregated account on a gross basis, unless the contract provides for a segregated account on a net basis. If there is a default by the other party to such a transaction, an Underlying Fund will have contractual remedies pursuant to the agreements related to the transaction.

   The use of interest-rate and index swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. There is no limit, except as provided below, on the amount of swap transactions that may be entered into by an Underlying Fund. These transactions generally do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to swaps generally is limited to the net amount of payments that an Underlying Fund is contractually obligated to make. There is also a risk of a default by the other party to a swap, in which case an Underlying Fund may not receive net amount of payments that the Underlying Fund contractually is entitled to receive.

   Credit Default Swaps. Certain Underlying Funds may also engage in credit default swaps to (a) protect against credit risks associated with investing in certain companies (each, as used in this risk discussion, a "reference entity") and (b) to sell protection to a counterparty against credit risks associated with a reference entity. In a credit default swap, an Underlying Fund would, if buying protection, enter into an agreement with a counterparty whereby, if the transaction is to be cash settled, the counterparty agrees to compensate the Underlying Fund for the loss in market value of its investment in the reference entity in the event the reference entity experiences a credit event, such as a material loan or bond default, restructuring or bankruptcy. Alternatively, if the transaction were to be physically settled, the counterparty would agree that if a specified credit event occurs, it would take delivery of the investment and pay to the Underlying Fund an amount equal to the face value of the investment. In exchange for this risk protection, the Underlying Fund would pay the counterparty a fixed premium over the specified life of the swap contract. In instances where the Underlying Fund sells protection, the Underlying Fund would be compensated for assuming the transfer of credit risk from the counterparty by receiving a fixed premium over the life of the transaction. An Underlying Fund would be required to compensate the counterparty for the loss in market value of its investment if the reference entity suffered a credit event and the credit default swap were to be cash-settled. In the event that the transaction were to be physically settled on the occurrence of a specified credit event with respect to the reference entity, the Underlying Fund would be required to take physical delivery of the designated investment and would pay to the counterparty an amount equal to the face value of such investment. Credit default swaps involve significant risks, including the risk of loss associated with the failure of the counterparty to perform its obligations under the swap contract. In the event of counterparty default, the Underlying Fund would have rights solely against the counterparty and will have no recourse against the reference entity as a result of the counterparty default.

   Future Developments. An Underlying Fund may take advantage of opportunities in the area of options and futures contracts and options on futures contracts and any other derivative investments which are not presently contemplated for use by the Underlying Fund or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Underlying Fund's investment objective and legally permissible for the Underlying Funds.

  High Yield Securities.

   Certain of the Underlying Funds may invest in high-yield securities. These securities are generally not exchange traded and, as a result, trade in a smaller secondary market than exchange-traded bonds. In addition, certain of the Underlying Funds may invest in bonds of issuers that do not have publicly traded equity securities, making it more difficult to hedge the risks associated with such investments. Investing in high yield debt securities involves risks that are greater than the risks of investing in higher quality debt securities. These risks include: (i) changes in credit status, including weaker overall credit conditions of issuers and risks of default; (ii) industry, market and economic risk; (iii) interest rate fluctuations; and (iv) greater price variability and credit risks of certain high yield securities such as zero coupon and payment-in-kind securities. While these risks provide the opportunity for maximizing return over time, they may result in greater upward and downward movement of the value of an Underlying Fund's portfolio. Furthermore, the value of high yield securities may be more susceptible to real or perceived adverse economic, company or industry conditions than is the case for higher quality securities. The market values of certain of these lower-rated and unrated debt securities tend to reflect individual corporate developments to a greater extent than do higher-rated securities which react primarily to fluctuations in the general level of interest rates, and tend to be more sensitive to economic conditions than are higher-rated securities. Adverse market, credit or economic conditions could make it difficult at certain times to sell certain high yield securities held by an Underlying Fund.

  Illiquid Securities.

   Certain of the Underlying Funds may invest up to 15% (except that BGIF Institutional Money Market Fund may invest only up to 10%) of the value of their respective net assets in securities as to which a liquid trading market does not exist, provided such investments are consistent with their respective investment objectives. Such securities may include securities that are not readily marketable, such as privately issued securities and other securities that are subject to legal or contractual restrictions on resale, floating- and variable-rate demand obligations as to which an Underlying Fund cannot exercise a demand feature on not more than seven days' notice and as to which there is no secondary market and repurchase agreements providing for settlement more than seven days after notice.

  Inflation-Protected Obligations.

   Certain of the Underlying Funds invest almost exclusively in inflation-protected public obligations of the U.S. Treasury, commonly known as "TIPS." TIPS are a type of U.S. government obligation issued by the U.S. Treasury that are designed to provide inflation protection to investors. TIPS are income-generating instruments whose interest and principal payments are adjusted for inflation--a sustained increase in prices that erodes the purchasing power of money. The inflation adjustment, which is typically applied monthly to the principal of the bond, follows a designated inflation index, such as the consumer price index. A fixed coupon rate is applied to the inflation-adjusted principal so that as inflation rises, both the principal value and the interest payments increase. This can provide investors with a hedge against inflation, as it helps preserve the purchasing power of an investment. Because of this inflation adjustment feature, inflation-protected bonds typically have lower yields than conventional fixed-rate bonds.

  Investment Companies, REITs.

   The Underlying Funds may invest in the securities of other investment companies (including money market funds) and certain of the Underlying Funds may invest in real estate investment trusts ("REITs") to the extent allowed by law. Under the 1940 Act, an Underlying Fund's investment in investment companies is limited to, subject to certain exceptions, (i) 3% of the total outstanding voting stock of any one investment company, (ii) 5% of the Underlying Fund's total assets with respect to any one investment company and
(iii) 10% of the Underlying Fund's total assets of investment companies in the aggregate. An Underlying Fund may invest its assets in shares of money market funds affiliated with BGFA pursuant to an exemptive order from the SEC. An Underlying Fund may purchase shares of exchange-traded funds ("ETFs"), which are a type of investment company. An Underlying Fund may purchase ETF shares for the same reason it would purchase (and as an alternative to purchasing) futures contracts - to obtain relatively low-cost exposure to the stock market while maintaining flexibility to meet the liquidity needs of the Underlying Fund. ETF shares enjoy several advantages over futures. Depending on the market, the holding period, and other factors, ETF shares can be less costly than futures. In addition, ETF shares can be purchased for smaller sums and offer exposure to market sectors and styles for which there is no suitable or liquid futures contract. An Underlying Fund may also purchase ETF shares for other purposes, including improving its ability to track its underlying index. An Underlying Fund may invest in shares of ETFs that are advised by BGFA.

   An investment in an ETF generally presents the same primary risks as an investment in an open-end investment company that is not exchange traded that has the same investment objectives, strategies, and policies. The price of an ETF can fluctuate within a wide range, and an Underlying Fund could lose money investing in an ETF if the prices of the securities held by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to an open-end investment company that is not exchange-traded: (i) the market price of the ETF's shares may trade at a discount to their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

   The BGIF Institutional Money Market Fund may invest in shares of other investment companies that invest exclusively in high-quality short-term securities to the extent permitted under the 1940 Act.

   Other investment companies in which an Underlying Fund invests can be expected to charge fees for operating expenses, such as investment advisory and administration fees, that would be in addition to those charged by the Underlying Fund.

   The iShares MSCI Emerging Markets Index Fund, in order to improve its portfolio liquidity and its ability to track the MSCI Emerging Markets Index, may invest up to 10% of its assets in shares of other iShares Funds, which are ETFs advised by BGFA that seek to track the performance of equity securities in constituent countries of the MSCI Emerging Markets Index. BGFA will not charge advisory fees on that portion of the iShares MSCI Emerging Market Index Fund's assets invested in shares of other iShares Funds.

   An investment in an iShares Fund involves risks similar to those of investing in a broad-based portfolio of equity securities traded on exchanges in the respective countries covered by the individual iShares Fund. These risks include market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in stock prices. Investing in securities issued by companies domiciled in countries other than the domicile of the investor and denominated in currencies other than an investor's local currency entails certain considerations and risks not typically encountered by the investor in making investments in its home country and in that country's currency. These considerations include favorable or unfavorable changes in interest rates, currency exchange rates, exchange control regulations and the costs that may be incurred in connection with conversions between various currencies. Investing in an iShares Fund whose portfolio contains non-U.S. issuers involves certain risks and considerations not typically associated with investing in the securities of U.S. issuers. These risks include generally less liquid and less efficient securities markets; generally greater price volatility; less publicly available information about issuers; the imposition of withholding or other taxes; the imposition of restrictions on the expatriation of funds or other assets of the iShares Fund; higher transaction and custody costs; delays and risks attendant in settlement procedures; difficulties in enforcing contractual obligations; lesser liquidity and significantly smaller market capitalization of most non-U.S. securities markets; different accounting and disclosure standards; lesser levels of regulation of the securities markets; more substantial government interference with the economy; higher rates of inflation; greater social, economic, and political uncertainty; and the risk of nationalization or expropriation of assets and risk of war.

  Investments in Subject Equity Markets.

   Brief descriptions of certain equity markets in which certain of the Underlying Funds are invested are provided below.

  The Brazilian Equity Markets

   General Background. Formally established in 1845, the Rio de Janeiro exchange, or BVRJ (Bolsa de Valores de Rio de Janeiro) is the oldest exchange in Brazil, but is overshadowed by the Sao Paulo exchange, called Bolsa de Valores de Sao Paulo ("BOVESPA"), which is the largest and accounts for about 90% of trading activity. The BOVESPA was founded in 1890 and today acts as the center of integration for the nine regional stock exchanges: Sao Paulo, Rio de Janeiro, Minas-Espirito Santo-Brasilia, Extremo Sul, Santos, Bahia-Sergipe-Alagoas, Pernambuco and Paraiba, Parana and the Bolsa. All are linked with one another making it possible to settle transactions done on one exchange using the services of the other. The SOMA (Sociedade Operadora do Mercado de Ativos) manages the over-the-counter market organized in Brazil through an electronic system of negotiation. Government securities, corporate bonds, and money market instruments are traded in the open market. The Bolsa de Mercdorias & de Futuros (the "BM&F"), in Sao Paulo, is Brazil's futures exchange. Options on the futures also are traded, but are less liquid. BM&F is the clearinghouse for all transactions. The financial market is regulated by three main bodies: the National Monetary Council, or CMN (Conselho Monetario Nacional); the Central Bank (Banco Central do Brasil), and the Securities Commission, or CVM (Comissao de Valores Mobiliarios).

   Reporting, Accounting and Auditing. Brazilian reporting, auditing and accounting standards differ from U.S. standards. In general, Brazilian corporations do not provide all of the disclosure required by U.S. law and accounting practice, and such disclosure may be less timely and less frequent than that required of U.S. corporations.

   Size of Equity Markets. The total market capitalization of the Brazilian equity markets was approximately US$269 billion as of September 30, 2004.

   Chief Industries. Brazil's chief industries are textiles, shoes, chemicals, cement, lumber, iron ore, tin, steel, aircraft, motor vehicles and parts, other machinery, and equipment.

   Chief Imports. Brazil's chief imports consist of machinery, electrical and transport equipment, chemical products and oil.

   Chief Exports. Brazil's chief exports consist of transport equipment, iron ore, soybeans, footwear, coffee, and autos.

   Gross Domestic Product. Brazil's GDP annual percent change was 5.7% for the year ended September 30, 2004.

   Consumer Price Inflation. Brazil's CPI annual percent change was 7.2% for the year ended September 30, 2004.

   Unemployment Rate. Brazil's unemployment rate was 11.4% for the year ended September 30, 2004.

  The Malaysian Equity Markets

   General Background. The securities industry in Malaysia dates back to the early 1930's. Kuala Lumpur and Singapore were a single exchange until 1973 when they separated and the Kuala Lumpur Stock Exchange (the "KLSE") was formed. The KLSE operated under a provisional set of rules until 1983 when a new Securities Industry Act came into force. As of September 30, 2004, 842 companies were listed on the KLSE main board. A Second Board, established in 1988, allows smaller companies to tap additional capital. There were 361 companies listed on the Second Board as of September 30, 2004. On June 11th of 2001 the Malaysia Derivatives Exchange (MDEX) was launched offering a wide range of derivative products. In March of 2002 a third stock market was launched in Malaysia, the MESDAQ. Over the years, the KLSE's close links with the Stock Exchange of Singapore (the "SES") has rendered it very vulnerable to developments in Singapore. Consequently, the Government decided, as a matter of national policy, on a delisting of Malaysian incorporated companies from the SES. This was effected on January 1, 1990. A similar move was made by Singapore, resulting in the delisting of all Singapore companies on the KLSE on January 1, 1990. There are two main stock indices in Malaysia. The wider ranging KLSE Composite represents 80 companies. The New Straits Times Industrial Index is an average of 30 industrial stocks.

   Malaysian currency volatility and general economic deterioration led to the imposition of stringent capital controls in September 1998, including a one year prohibition on repatriation of capital and an indefinite prohibition on free transfers of securities. The prohibition on repatriation of capital was removed in February

1999 but the controls have adversely impacted foreign investors, including the Fund, which suspended creations in response to the controls. This adversely affected the trading market for the shares of the iShares MSCI Malaysia Index Fund.

   Reporting, Accounting and Auditing. Malaysian reporting, accounting and auditing standards differ substantially from U.S. standards. In general, Malaysian corporations do not provide all of the disclosure required by U.S. law and accounting practice, and such disclosure may be less timely and less frequent than that required of U.S. corporations.

   Size of Equity Markets. The total market capitalization of the Malaysian equity markets was approximately US$177 billion as of September 30, 2004.

   Chief Industries. Peninsular Malaysia's main industries are rubber and oil palm processing and manufacturing, light manufacturing industry, electronics, tin mining and smelting, logging and processing timber. Sabah's main industries are logging, and petroleum production. Sarawak's main industries are agriculture processing, petroleum production and refining, and logging.

   Chief Imports. Malaysia's chief imports consist of electronics, machinery, petroleum products, plastics, vehicles, iron and steel and iron and steel products, and chemicals.

   Chief Exports. Malaysia's chief exports consist of electronic equipment, petroleum and liquefied natural gas, wood and wood products, palm oil, rubber, textiles, and chemicals.

   Gross Domestic Product. Malaysia's GDP annual percent change was 6.8% for the year ended September 30, 2004.

   Consumer Price Inflation. Malaysia's CPI annual percent change was 1.6% for the year ended September 30, 2004.

   Unemployment Rate. Malaysia's unemployment rate was 3.7% for the year ended June 30, 2004.

  The Mexican Equity Markets

   General Background. There is only one stock exchange in Mexico, the Bolsa Mexicana de Valores (the "BMV"), which was established in 1894 and is located in Mexico City. The stock exchange is a private institution legally incorporated as a limited company with variable capital that operates under a concession from the Ministry of Finance and Public Credit and it governed by the Mexican Securities Market Act. The National Banking and Securities Commission (the "CNV") supervises the stock exchange. The Mexican exchange operates primarily via the open outcry method. However, firm orders in writing can supersede this system, provided there is a perfect match of the details of a buy and sell order. Executions on the exchange can be done by members only. Membership of the stock exchange is restricted to Casas de Bolsa brokerage houses and Especialistas Bursatiles (stock exchange specialists).

   Reporting, Accounting and Auditing. Mexican reporting, accounting and auditing standards differ substantially from U.S. standards. In general, Mexican corporations do not provide all of the disclosure required by U.S. law and accounting practice, and such disclosure may be less timely and less frequent than that required of U.S. corporations.

   Size of Equity Markets. The total market capitalization of the Mexican equity markets was approximately US$148 billion as of September 30, 2004.

   Chief Industries. Mexico's chief industries are food and beverages, tobacco, chemicals, iron and steel, petroleum, mining, textiles, clothing, motor vehicles, consumer durables, and tourism.

   Chief Imports. Mexico's chief imports consist of metalworking machines, steel mill products, agricultural machinery, electrical equipment, car parts for assembly, repair parts for motor vehicles, aircraft, and aircraft parts.

   Chief Exports. Mexico's chief exports consist of manufactured goods, oil and oil products, silver, fruits, vegetables, coffee, and cotton.

   Gross Domestic Product. Mexico's GDP annual percent change was 3.9% for the year ended September 30, 2004.

   Consumer Price Inflation. Mexico's CPI annual percent change was 4.8% for the year ended September 30, 2004.

   Unemployment Rate. Mexico's unemployment rate was 4.1% for the year ended September 30, 2004.

  The South African Equity Markets

   General Background. The Johannesburg Stock Exchange (the "JSE"), the only stock exchange in South Africa, was initially founded in 1887. The JSE operates an equities market. However, many of the members of the JSE also participate in the trading of bonds and financial futures, with traditional options traded on an OTC basis. Introduced in November 1995, corporate limited liability membership with ownership by non-stockbrokers was established to supplement the present membership of partnerships, unlimited liability corporate members or sole traders. Foreigners are allowed by the JSE to operate as member firms.

   Reporting, Accounting and Auditing. South African reporting, accounting and auditing standards differ substantially from U.S. standards. In general, South African corporations do not provide all of the disclosure required by U.S. law and accounting practice, and such disclosure may be less timely and less frequent than that required of U.S. corporations.

   Size of Equity Markets. The total market capitalization of the South African equity markets was approximately US$374 billion as of September 30, 2004.

   Chief Industries. South Africa's chief industries consist of mining (it is the world's largest producer of platinum, gold, chromium), automobile assembly, metal working, machinery, textile, iron and steel, chemicals, fertilizer and foodstuffs.

   Chief Imports. South Africa's chief imports consist of machinery, foodstuffs and equipment, chemicals, petroleum products and scientific instruments.

   Chief Exports. South Africa's chief exports consist of gold, diamonds, platinum, other metals, minerals, machinery and equipment.

   Gross Domestic Product. South Africa's GDP annual percent change was 3.8% for the year ended September 30, 2004.

   Consumer Price Inflation. South Africa's CPI annual percent change was 1.3% for the year ended September 30, 2004.

   Unemployment Rate. South Africa's unemployment rate was 28.2% for the year ended September 30, 2004.

  The South Korean Equity Markets

   General Background. After the formation of South Korea in 1948, the government issued Farmland Compensation Bonds to landowners in exchange for their farmland, and Kunkuk Bonds to cover their financial debt. The Daehan Stock Exchange was established in 1956 to enable trading of these bonds. The South Korea Stock Exchange was established several years later. The government enacted the Securities and Exchange Law in January 1962 as part of the First Five Year Economic Plan. The law was intended to help South Korean companies arrange funds for economic development by using the stock market. Within a year the market boomed and crashed.

   The Securities and Exchange Law was amended in April 1962 to impose stricter regulatory measures on the operation of the securities market. The stock exchange became a non-profit, government-owned corporation called the South Korea Stock Exchange. However, the securities market was unable to overcome the aftermath of the crash and entered a period of inactivity.

   In 1967, as part of the Second Five Year Economic Plan, the government encouraged the public to invest in the stock market by increasing the number of listed companies and the acceptability of equity shares. Tax advantages were given to companies that went public. Further legislation was passed in 1972 to encourage share flotation in the belief that corporations would reduce their high financing costs by converting bank loans into share capital.

   As a result of these market measures, the number of listed companies started to increase. The Securities and Exchange Commission and its executive body, the Securities Supervisory Board, were established to strengthen investor protection.

   The South Korea Securities Settlement Corporation, since renamed the South Korea Depository Corporation (KSD), was set up in 1974 to act as the clearing agent for the stock exchange and as the central depository. In 1977, the South Korea Securities Computer Corporation was established as an electronic data processing center for the securities industry to enable members to transmit orders directly to the trading floor.

   In 1981, the government announced its long-term plans for opening the South Korean securities market to foreigners. International investment trusts were established and the South Korea Fund and the South Korea Europe Fund were incorporated overseas. In 1985, the government began to allow some domestic corporations to issue convertible bonds, bonds with warrants and depository receipts overseas. The government also eased controls to allow domestic institutional investors to invest in foreign securities. In December 1988, a new, detailed plan was put forward for the internationalization of the capital market from 1989 to 1992. A more open capital market was proposed to improve the financial structure of domestic firms and to strengthen their international competitiveness. The firms would be given access to an expanded and revitalized domestic capital market and cheaper sources of financing in the international markets. The stock market began to be opened to foreign investors in January 1992.

   Reporting, Accounting and Auditing. South Korean reporting, accounting and auditing standards differ substantially from U.S. standards. In general, South Korean corporations do not provide all of the disclosure required by U.S. law and accounting practice, and such disclosure may be less timely and less frequent than that required of U.S. corporations.

   Size of Equity Markets. The total market capitalization of the South Korean equity markets was approximately US$233 billion as of September 30, 2004.

   Chief Industries. South Korea's chief industries are electronics, financial services, telecommunications, automobile production, chemicals, shipbuilding and repair and steel.

   Chief Imports. South Korea's chief imports consist of machinery and equipment, oil, organic chemicals, plastics and transport equipment.

   Chief Exports. South Korea's chief exports consist of semiconductors, wireless telecommunications equipment, motor vehicles, computer equipment, steel, ships, and petrochemicals.

   Gross Domestic Product. South Korea's GDP annual percent change was 5.5% for the year ended September 30, 2004.

   Consumer Price Inflation. South Korea's CPI annual percent change was 4.8% for the year ended September 30, 2004.

   Unemployment Rate. South Korea's unemployment rate was 3.7% for the year ended September 30, 2004.

  The Taiwanese Equity Markets

   General Background. The Taiwan Stock Exchange, located in Taipei, is the only stock exchange in Taiwan. Its roots can be traced to the Land Reform Movement of 1953. The government bought tracts of land from large landowners and paid for them with bonds and shares in government-owned companies. The need to trade those shares and bonds gradually bred the formation of a fledging over-the-counter market. As the economy prospered, the importance of a securities market was recognized. The government established the Securities Market Research Committee to study the feasibility of a formal stock market. Consequently, the Securities and Exchange Commission was established on September 1, 1960, as a department of the Ministry of Finance. The Taiwan Stock Exchange (the "TSE") was founded a year later and officially commenced operation in February 1962.

   In the exchange's first year, there were 18 listed companies with an average trading volume of TWD 1,647,760. By 1963, there were 23 listed companies; by 1980, there were 100; and by 2004 there were 669. As listings steadily increased, the market remained stable for several years. Since then, the number of brokerage firms has multiplied and limitations on foreign investors have recently been relaxed.

   Reporting, Accounting and Auditing. Taiwanese reporting, accounting and auditing standards differ substantially from U.S. standards. In general, Taiwanese corporations do not provide all of the disclosure required by U.S. law and accounting practice, and such disclosure may be less timely and less frequent than that required of U.S. corporations.

   Size of Equity Markets. The total market capitalization of the Taiwanese equity markets was approximately US$385 billion as of September 30, 2004.

   Chief Industries. Taiwan's chief industries are electronics, petroleum refining, chemicals, textiles, iron and steel, machinery, cement, and food processing.

   Chief Imports. Taiwan's chief imports consist of machinery and electrical equipment, minerals, and precision instruments.

   Chief Exports. Taiwan's chief exports consist of machinery and electrical equipment, metals, textiles, plastics, and chemicals.

   Gross Domestic Product. Taiwan's GDP annual percent change was 5.7% for the year ended September 30, 2004.

   Consumer Price Inflation. Taiwan's CPI annual percent change was 2.8% for the year ended September 30, 2004.

   Unemployment Rate. Taiwan's unemployment rate was 4.3% for the year ended September 30, 2004.

  Loans of Portfolio Securities.

   Each Underlying Fund may lend portfolio securities to certain creditworthy borrowers, including borrowers affiliated with BGFA. The borrowers provide collateral that is maintained in an amount at least equal to the current market value of the securities loaned. The Underlying Fund may terminate a loan at any time and obtain the return of the securities loaned. The Underlying Fund receives the value of any interest or cash or non-cash distributions paid on the loaned securities.

   With respect to loans that are collateralized by cash, the borrower will be entitled to receive a fee based on the amount of cash collateral. An Underlying Fund is compensated by the difference between the amount earned on the reinvestment of cash collateral and the fee paid to the borrower. In the case of collateral other than cash, the Underlying Fund is compensated by a fee paid by the borrower equal to a percentage of the market value of the loaned securities. Any cash collateral may be reinvested in certain short-term instruments either directly on behalf of the lending Underlying Fund or through one or more joint accounts or money market funds, including those managed by BGFA.

   Securities lending involves exposure to certain risks, including operational risk (i.e., the risk of losses resulting from problems in the settlement and accounting process), "gap" risk (i.e., the risk of a mismatch between the return on cash collateral reinvestments and the fees the Underlying Fund has agreed to pay a borrower), and credit, legal, counterparty and market risk. In the event a borrower does not return the Underlying Fund's securities as agreed, an Underlying Fund may experience losses if the proceeds received from liquidating the collateral does not at least equal the value of the loaned security at the time the collateral is liquidated plus the transaction costs incurred in purchasing replacement securities.

   An Underlying Fund may pay a portion of the interest or fees earned from securities lending to a borrower as described above, and to a securities lending agent who administers the lending program in accordance with guidelines approved by the Underlying Fund's Board of Trustees. Barclays Global Investors, N.A. ("BGI") acts as securities lending agent for the Underlying Funds subject to the overall supervision of BGFA. BGI receives a portion of the revenues generated by securities lending activities as compensation for its services in this regard.

  Letters of Credit.

   Certain of the debt obligations (including municipal securities, certificates of participation, commercial paper and other short-term obligations) which certain of the Underlying Funds may purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks, savings and loan associations and insurance companies that, in the opinion of BGFA, are of comparable quality to issuers of other permitted investments of an Underlying Fund may be used for letter of credit-backed investments.

  Loan Participation Agreements.

   Certain of the Underlying Funds may purchase interests in loan participations that typically represent direct participation in a loan to a corporate borrower, and generally are offered by an intermediary bank or other financial institution or lending syndicate. Under these loan participation arrangements, an Underlying Fund will have the right to receive payments of principal, interest and any fees to which it is entitled from the bank selling the loan participation upon receipt by the bank of the payments from the borrower. The borrower in the underlying loan will be deemed to be the issuer of the participation interest except to the extent the Underlying Fund derives its rights from the intermediary bank that sold the loan participation. Such loans must be to issuers in whose obligations the Underlying Fund may invest. Any participation purchased by an Underlying Fund must be sold by an intermediary bank in the United States.

   Because the bank issuing the loan participation does not guarantee the participation in any way, the participation is subject to the credit risks associated with the underlying corporate borrower. In addition, it may be necessary, under the terms of the loan participation, for an Underlying Fund to assert its rights against the underlying corporate borrower, in the event that the underlying corporate borrower should fail to pay principal and interest when due. Thus, an Underlying Fund could be subject to delays, expenses, and risks that are greater than those that would have been involved if the Underlying Fund had purchased a direct obligation of the borrower. Moreover, under the terms of the loan participation, an Underlying Fund may be regarded as a creditor of the issuing bank (rather than of the underlying corporate borrower), so that the Underlying Fund also may be subject to the risk that the issuing bank may become insolvent. Further, in the event of the bankruptcy or insolvency of the corporate borrower, the loan participation might be subject to certain defenses that can be asserted by the borrower as a result of improper conduct by the issuing bank.

   The secondary market, if any, for these loan participation interests is limited; thus, such participations purchased by an Underlying Fund may be treated as illiquid. If a loan participation is determined to be illiquid, it will be valued at its fair market value as determined by procedures approved by the Underlying Fund's Board of Trustees.

  Mortgage Securities.

   Mortgage securities are issued by government and non-government entities such as banks, mortgage lenders, or other institutions. A mortgage security is an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Some mortgage securities, such as collateralized mortgage obligations (or "CMOs"), make payments of both principal and interest at a range of specified intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage securities are based on different types of mortgages, including those on commercial real estate or residential properties. Stripped mortgage securities are created when the interest and principal components of a mortgage security are separated and sold as individual securities. In the case of a stripped mortgage security, the holder of the "principal-only" security (PO) receives the principal payments made by the underlying mortgage, while the holder of the "interest-only" security (IO) receives interest payments from the same underlying mortgage.

   The value of mortgage securities may change due to shifts in the market's perception of the creditworthiness of issuers and changes in interest rates. The value of some mortgage-backed securities may be particularly sensitive to changes in prevailing interest rates. In addition, regulatory or tax changes may adversely affect the mortgage securities market as a whole. Non-government mortgage securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than government issues. Mortgage securities are subject to prepayment risk. Prepayment risk is the risk that early principal payments made on the underlying mortgages, usually in response to a reduction in interest rates, will result in the return of principal to the investor, causing it to be invested subsequently at a lower current interest rate. Alternatively, in a rising interest rate environment, mortgage security values may be adversely affected when prepayments on underlying mortgages do not occur as anticipated, resulting in the extension of the security's effective maturity and the related increase in interest rate sensitivity of a longer-term instrument. The prices of stripped mortgage securities tend to be more volatile in response to changes in interest rates than those of non-stripped mortgage securities. In addition, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

  Mortgage Pass-Through Securities.

   Certain of the Underlying Funds may invest in mortgage pass-through securities which are a category of pass-through securities backed by pools of mortgages and issued by the Government National Mortgage Association ("GNMA"), or by one of several U.S. government-sponsored enterprises, such as the Federal National Mortgage Association ("FNMA"), or Federal Home Loan Mortgage Corporation ("FHLMC"), or the Federal Home Loan Banks ("FHLBs"). In the basic mortgage pass-through structure, mortgages with similar issuer, term and coupon characteristics are collected and aggregated into a "pool" consisting of multiple mortgage loans. The pool is assigned a CUSIP number and undivided interests in the pool are traded and sold as pass-through securities. The holder of the security is entitled to a pro rata share of principal and interest payments (including unscheduled prepayments) from the pool of mortgage loans.

   A significant portion of the Lehman Brothers U.S. Aggregate Index (the "Lehman Aggregate Index") (recently, about 33%) represents the U.S. agency mortgage pass-through segment of the U.S. investment grade bond market. Therefore, a substantial portion of the iShares Lehman Aggregate Bond Fund is invested to seek exposure to a representative sample of U.S. agency mortgage pass-through securities. The portion of the Lehman Aggregate Index representing the mortgage pass-through segment of the U.S. investment grade bond market is comprised of multiple pools of mortgage pass-through securities.

   An investment in a specific pool of pass-through securities requires an analysis of the specific prepayment risk of mortgages within the covered pool (since mortgagors typically have the option to prepay their loans). The level of prepayments on a pool of mortgage securities is difficult to predict and can impact the subsequent cash flows and value of the mortgage pool. In addition, when trading specific mortgage pools, precise execution, delivery and settlement arrangements must be negotiated for each transaction. These factors combine to make trading in mortgage pools somewhat cumbersome. For these and other reasons, an Underlying Fund may obtain exposure to U.S. agency mortgage pass-through securities primarily through the use of "to-be-announced" or "TBA transactions." "TBA" refers to a commonly used mechanism for the forward settlement of U.S. agency mortgage pass-through securities, and not to a separate type of mortgage-backed security. Most transactions in mortgage pass-through securities occur through the use of TBA transactions. TBA transactions generally are conducted in accordance with widely-accepted guidelines that establish commonly observed terms and conditions for execution, settlement and delivery. In a TBA transaction, the buyer and seller decide on general trade parameters, such as agency, settlement date, par amount, and price. The actual pools delivered generally are determined two days prior to settlement date. An Underlying Fund may use TBA transactions in several ways. For example, an Underlying Fund may regularly enter into TBA agreements and "roll over" such agreements prior to the settlement date stipulated in such agreements. This type of TBA transaction is sometimes known as a "TBA roll." In a "TBA roll" an Underlying Fund generally will sell the obligation to purchase the pools stipulated in the TBA agreement prior to the stipulated settlement date and will enter into a new TBA agreement for future delivery of pools of mortgage pass-through securities. In addition, an Underlying Fund may enter into TBA agreements and settle such transactions on the stipulated settlement date by accepting actual receipt or delivery of the pools of mortgage pass-through securities stipulated in the TBA agreement. Default by or bankruptcy of a counterparty to a TBA transaction would expose an Underlying Fund to possible loss because of adverse market action, expenses or delays in connection with the purchase or sale of the pools of mortgage pass-through securities specified in the TBA transaction. To minimize this risk, an Underlying Fund will enter into TBA transactions only with established counterparties (such as major broker-dealers) and BGFA will monitor the creditworthiness of such counterparties. The use of "TBA rolls" may cause an Underlying Fund to experience higher portfolio turnover and to pay higher capital gain distributions, which may result in larger amounts of short-term capital gains allocable to interestholders.

   The iShares Lehman Aggregate Bond Fund intends to invest cash pending settlement of any TBA transactions in money market instruments, repurchase agreements or other high-quality, liquid short-term instruments, including money market funds affiliated with BGFA.

  Municipal Securities.

   Certain of the Underlying Funds may invest in municipal securities. Municipal securities are generally issued by states and local governments and their agencies, authorities and other instrumentalities. Municipal bonds are subject to interest rate, credit and market risk. The ability of a municipal security issuer to make payments on that security could be affected by litigation, legislation or other political events or the bankruptcy of the issuer. Lower rated municipal bonds are subject to greater credit and market risk than higher quality municipal bonds. Municipal securities in which the Underlying Funds may invest include, but are not limited to, municipal lease obligations and securities issued by entities whose underlying assets are municipal bonds.

   In addition, certain of the Underlying Funds may invest in residual interest bonds, which are created by depositing municipal securities in a trust and dividing the income stream of an underlying municipal bond in two parts, one, a variable rate security and the other, a residual interest bond. The interest rate for the variable rate security is determined by an index or an auction process held approximately every 7 to 35 days, while the residual interest bond holder receives the balance of the income from the underlying municipal bond less an auction fee. The market prices of residual interest bonds may be highly sensitive to changes in market rates and may decrease significantly when market rates increase.

   The BGIF Institutional Money Market Fund will invest in 'high-quality' long-term municipal bonds, municipal notes and short-term commercial paper, with remaining maturities not exceeding 397 calendar days.

  Participation Interests.

   An Underlying Fund may invest in participation interests in any type of security in which the Underlying Fund may invest. A participation interest gives an Underlying Fund an undivided interest in the underlying securities in the proportion that the Underlying Fund's participation interest bears to the total principal amount of the underlying securities.

  Repurchase Agreements.

   An Underlying Fund may enter into repurchase agreements with certain counterparties. Repurchase agreements involve an agreement to purchase financial instruments and to resell those instruments back to the same counterparty at an agreed-upon date and price, which price reflects a rate of interest unrelated to a coupon rate or maturity of the purchased instruments. The value of the instruments purchased may be more or less than the price at which the counterparty has agreed to repurchase them. As protection against the risk that the counterparty will not fulfill its obligation, the instruments are marked to market daily and are maintained at a value at least equal to the sale price plus the accrued incremental amount. Delays or losses could result if the counterparty to the repurchase agreement defaults or becomes insolvent. An Underlying Fund will only engage in repurchase agreements with counterparties whose creditworthiness has been reviewed and found satisfactory by BGFA.

  Restricted Securities.

   Restricted securities are subject to legal restrictions on their sale. Difficulty in selling restricted securities may result in a loss or be costly to an Underlying Fund. Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the 1933 Act, or in a registered public offering. Where registration is required, the restricted security's holder may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time the holder decides to seek registration and the time the holder may be permitted to sell a security under an effective registration statement. If, during that period, adverse market conditions were to develop, the holder might obtain a less favorable price than prevailed when it decided to seek registration of the security.

  Reverse Repurchase Agreements.

   Certain of the Underlying Funds may enter into reverse repurchase agreements, which involve the sale of securities with an agreement to repurchase the securities at an agreed-upon price, date and interest payment and have the characteristics of borrowing. Generally the effect of such transactions is that an Underlying Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while in many cases the Underlying Fund is able to keep some of the interest income associated with those securities. Such transactions are only advantageous if an Underlying Fund has an opportunity to earn a greater rate of interest on the cash derived from these transactions than the interest cost of obtaining the same amount of cash. Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available and an Underlying Fund intends to use the reverse repurchase technique only when BGFA believes it will be advantageous to an Underlying Fund. The use of reverse repurchase agreements may exaggerate any interim increase or decrease in the value of an Underlying Fund's assets. The custodian bank will maintain a separate account for the Underlying Fund with securities having a value equal to or greater than such commitments. Under the 1940 Act, reverse repurchase agreements are considered borrowings.

  Short-Term Instruments and Temporary Investments.

   The Master Portfolio may invest in various money market instruments. Money market instruments are generally short-term investments that may include but are not limited to: (i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (including government-sponsored enterprises); (ii) negotiable certificates of deposit ("CDs"), bankers' acceptances, fixed time deposits and other obligations of domestic banks (including foreign branches); (iii) commercial paper; (iv) non-convertible corporate debt securities (e.g., bonds and debentures); (v) repurchase agreements; and (vi) U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that, in the opinion of BGFA, are of comparable quality to obligations of U.S. banks which may be purchased by the Master Portfolio. Any of these instruments may be purchased on a current or a forward-settled basis. Money market instruments also include shares of money market mutual funds, including those managed by BGFA.

  Unrated Investments.

   The BGIF Institutional Money Market Fund may purchase instruments that are not rated if, in the opinion of BGFA, such obligations are of investment quality comparable to other rated investments that are permitted for purchase by the Fund, if they are purchased in accordance with the Fund's procedures adopted by the Trust's Board of Trustees in accordance with Rule 2a-7 under the 1940 Act. Such procedures require approval or ratification by the Board of Trustees of the purchase of unrated securities. After purchase by the Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require an immediate sale of such security by the Fund provided that, when a security ceases to be rated, BGFA determines that such security presents minimal credit risks and, provided further that, when a security rating is downgraded below the eligible quality for investment or no longer presents minimal credit risks, BGFA finds that the sale of such security would not be in the Fund's shareholder's best interest.

   To the extent the ratings given by a nationally recognized statistical ratings organization ("NRSRO") may change as a result of changes in such organizations or their rating systems, the Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in its registration statement.

  U.S. Government Obligations.

   Certain of the Underlying Funds may invest a portion of their assets in U.S. Government obligations. A U.S. Government obligation is a type of bond. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities. Payment of principal and interest on U.S. Government obligations (i) may be backed by the full faith and credit of the United States (as with U.S. Treasury obligations and GNMA certificates) or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with FNMA, FHLMC or FHLB notes). In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities where it is not obligated to do so. As a general matter, the value of debt instruments, including U.S. Government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

  Warrants.

   A warrant is an instrument issued by a corporation that gives the holder the right to subscribe to a specified amount of the corporation's capital stock at a set price for a specified period of time. The prices of warrants do not necessarily correlate with the prices of the underlying securities.

  Defensive Investments.

   Under ordinary circumstances, each LifePath Fund, through its investment in its corresponding Master Portfolio, is substantially fully invested. Neither the Manager on behalf of the LifePath Funds nor BGFA on behalf of the LifePath Master Portfolios holds cash, cash equivalents, or money market instruments as temporary defensive positions.

INVESTMENT POLICIES AND RESTRICTIONS

FUNDAMENTAL RESTRICTIONS

   The Funds are subject to certain fundamental restrictions on their investments. These restrictions may not be changed without the approval of the holders of a majority of the outstanding voting shares of the Funds affected by the change.

1. DIVERSIFICATION. No Fund will make any investment inconsistent with the Fund's classification as a diversified company under the 1940 Act. This restriction does not apply to any Fund classified as a non-diversified company under the 1940 Act.

2a.INDUSTRY CONCENTRATION--EQUITY FUND, SMALL CAP EQUITY FUND, INTERNATIONAL
   EQUITY FUND, EQUITY AND BOND FUND, BOND FUND AND THE LIFEPATH FUNDS. The Equity Fund, Small Cap Equity Fund, International Equity Fund, Equity and Bond Fund, Bond Fund and the LifePath Funds will not invest 25% or more of their total assets (taken at market value at the time of each investment) in the securities of issuers primarily engaged in the same industry (excluding the U.S. Government or any of its agencies or instrumentalities).

2b.INDUSTRY CONCENTRATION--MONEY MARKET FUND. The Money Market Fund will not invest 25% or more of its assets (taken at market value at the time of each investment), other than U.S. Government securities, obligations (other than commercial paper) issued or guaranteed by U.S. banks and U.S. branches of foreign banks, and repurchase agreements and securities loans collateralized by U.S. Government securities or such bank obligations, in the securities of issuers primarily engaged in the same industry.

2c.INDUSTRY CONCENTRATION--EQUITY INDEX FUNDS. The Equity Index Funds will concentrate their investments in an industry or industries if, and approximately to the extent that, their benchmark indices concentrate in such industry or industries, except where the concentration of the relevant index is the result of a single stock.

2d.INDUSTRY CONCENTRATION--TAX ADVANTAGED BOND FUND.  The Tax Advantaged Bond
   Fund may not invest in securities other than municipal securities, except that it may make temporary investments (up to 20% of its total assets under normal circumstances) in certain short-term taxable securities issued by or on behalf of municipal or corporate issuers, obligations of the United States Government and its agencies or instrumentalities, commercial paper, bank certificates of deposit, and any such items subject to short-term repurchase agreements.

3. INTERESTS IN REAL ESTATE. No Fund will purchase real estate or any interest therein, except through the purchase of corporate or certain government securities (including securities secured by a mortgage or a leasehold interest or other interest in real estate). A security issued by a real estate or mortgage investment trust is not treated as an interest in real estate.

4. UNDERWRITING. No Fund will underwrite securities of other issuers except insofar as the Trust may be deemed an underwriter under the Securities Act of 1933 in selling portfolio securities.

5. BORROWING.  No Fund will borrow money, except that, for temporary purposes,:
   (a) a Fund may borrow from banks (as defined in the 1940 Act) or through reverse repurchase agreements in amounts up to 33 1/3% of its total assets (including the amount borrowed), taken at market value at the time of the borrowing; (b) a Fund may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets (including the amount borrowed), taken at market value at the time of the borrowing; and (c) a Fund may obtain such short-term credits as may be necessary for clearance of purchases and sales of portfolio securities. An Equity Index Fund may not borrow money for any purpose.

6. LENDING. No Fund will lend any security or make any other loan, except through: (a) the purchase of debt obligations in accordance with the Fund's investment objective or objectives and policies; (b) repurchase agreements with banks, brokers, dealers, and other financial institutions; and (c) loans of securities as permitted by applicable law.

7. COMMODITIES. No Fund will purchase or sell commodities or commodity contracts, except that a Fund may (a) enter into futures, options and options on futures, (b) forward contracts and (c) other financial transactions not requiring the delivery of physical commodities.

8. SENIOR SECURITIES. No Fund will issue senior securities except to the extent the activities permitted in Fundamental Restrictions Nos. 5 and 7 may be deemed to give rise to a senior security.

9a.INVESTMENTS--TAX ADVANTAGED BOND FUND.  The Tax Advantaged Bond Fund will
   (i) invest at least 80% of its assets in tax-exempt securities; or (ii) invest its assets so that at least 80% of the income will be tax-exempt.

9b.EQUITY INDEX FUNDS AND LIFEPATH FUNDS. Each of the Equity Index Funds and the LifePath Funds may, notwithstanding any other fundamental policy or restrictions invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies and restrictions of such Equity Index Fund or LifePath Fund.

9c.INVESTMENTS--EQUITY AND BOND FUND. The Equity and Bond Fund will not invest in securities other than securities of other registered investment companies or registered unit investment trusts that are part of the State Farm group of investment companies, U.S. Government securities, or short-term paper.

   For the purposes of the restrictions relating to industry concentration, the restrictions noted above in Item 2 do not apply to securities issued or guaranteed by the U.S. government or its agencies or instrumentalities.

NON-FUNDAMENTAL RESTRICTIONS

   The Trust also has adopted the following additional investment restrictions applicable (except as noted) to all Funds. These are not fundamental and may be changed by the Board of Trustees without shareholder approval.

1. FINANCIAL FUTURES CONTRACTS. No Fund may enter into a financial futures contract (by exercise of any option or otherwise) or acquire any options thereon, if, immediately thereafter, the total of the initial margin deposits required with respect to all open futures positions, at the time such positions were established, plus the sum of the premiums paid for all unexpired options on futures contracts would exceed 5% of the value of its total assets.

2. MARGIN PURCHASES. No Fund may purchase any securities on margin except in connection with investments of certain Funds in futures contracts or options on futures contracts.

3. PLEDGING ASSETS. No Fund may mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by such Fund except: (a) as may be necessary in connection with borrowings mentioned in fundamental restriction number 5 above, and then such mortgaging, pledging or hypothecating may not exceed 10% of the Fund's total assets, taken at market value at the time thereof, or (b) in connection with investments of certain Funds in futures contracts or options on futures contracts.

4a.ILLIQUID SECURITIES AND REPURCHASE AGREEMENTS. No Fund may purchase securities or enter into a repurchase agreement if, as a result, more than 15% of its net assets would be invested in any combination of:

    (i)repurchase agreements not entitling the holder to payment of principal and interest within seven days, and

   (ii)securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market.

4b.ILLIQUID SECURITIES AND REPURCHASE AGREEMENTS--MONEY MARKET FUND. In addition to the non-fundamental restriction in 4a above, the Money Market Fund will not invest in illiquid securities, including certain repurchase agreements or time deposits maturing in more than seven days, if, as a result thereof, more than 10% of the value of its net assets would be invested in assets that are either illiquid or are not readily marketable.

5. INVESTMENTS IN OTHER INVESTMENT COMPANIES. No Fund may invest more than 5% of its total assets in the securities of any single investment company or more than 10% of its total assets in the securities of other investment companies in the aggregate, or hold more than 3% of the total outstanding voting stock of any single investment company. These restrictions do not apply to the Equity and Bond Fund.

6. INVESTMENT COMPANY NAMES. Each of the Equity Fund, the Small Cap Equity Fund, S&P 500 Index Fund, Small Cap Index Fund, International Index Fund, Bond Fund and Money Market Fund will invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of borrowings for investment purposes, in the particular type of investment that is suggested by the Fund's name, and each will notify its shareholders at least 60 days prior to any change in such policy.

7. FUND OF FUND INVESTMENTS. Any Fund of the Trust whose shares are acquired by another Fund of the Trust in accordance with to Section 12(d)(1)(G) of the 1940 Act shall not purchase securities of a registered open-end investment company or a registered unit investment trust in reliance on either Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act.


   Non-fundamental restriction #5 does not apply to the S&P 500 Index Fund or to the LifePath Funds because those Funds seek to achieve their investment objectives by investing substantially all of their assets in a corresponding Master Portfolio.



OPERATING POLICIES OF THE S&P 500 INDEX MASTER PORTFOLIO



   The S&P 500 Index Master Portfolio is subject to the following fundamental investment limitations which cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the Master Portfolio's outstanding voting securities. To obtain approval, a majority of the Master Portfolio's outstanding voting securities means the vote of the lesser of: (1) 67% or more of the voting securities present, if more than 50% of the outstanding voting securities are present or represented, or (2) more than 50% of the outstanding voting shares.



   The S&P 500 Index Master Portfolio may not:



   (1) Purchase the securities of any single issuer if, as a result, with respect to 75% of the Master Portfolio's total assets, more than 5% of the value of its total assets would be invested in the securities of such issuer or the Master Portfolio's ownership would be more than 10% of the outstanding voting securities of such issuer, provided that this restriction does not limit the Master Portfolio's cash or cash items, investments in securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, or investments in securities of other investment companies.


   (2) Purchase or sell commodities, provided that (i) currency will not be deemed to be a commodity for purposes of this restriction, (ii) this restriction does not limit the purchase or sale of futures contracts, forward contracts or options, and (iii) this restriction does not limit the purchase or sale of securities or other instruments backed by commodities or the purchase or sale of commodities acquired as a result of ownership of securities or other instruments.

   (3) Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Master Portfolio from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).


   (4) Borrow money or issue senior securities, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder.

   (5) Make loans to other parties, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder. For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt securities are not deemed to be the making of loans.


   (6) Underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with the Master Portfolio's investment program may be deemed to be an underwriting; and provided further, that the purchase by the Master Portfolio of securities issued by an open-end management investment company, or a series thereof, with substantially the same investment objective, policies and restrictions as the Master Portfolio shall not constitute an underwriting for purposes of this paragraph.



   (7) Purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of the Master Portfolio's investments in that industry would equal or exceed 25% of the current value of the Master Portfolio's total assets, provided that this restriction does not limit the Master Portfolio's: (i) investments in securities of other investment companies, (ii) investments in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or (iii) investments in repurchase agreements collateralized by U.S. Government securities, and provided further that the Master Portfolio reserve the right to concentrate in any industry in which the index that the Master Portfolio tracks becomes concentrated to approximately the same degree during the same period.



   (8) Purchase securities on margin, but the S&P 500 Master Portfolio may make margin deposits in connection with transactions in options, forward contracts, futures contracts, including those related to indexes, and options on futures contracts or indexes.



   The S&P 500 Index Master Portfolio is subject to the following non-fundamental operation policies which may be changed by the Board of Trustees of the Master Fund without the approval of the holders of the Master Portfolio's outstanding securities. The Master Portfolio may:



    1. invest in shares of other open-end management investment companies, subject to the limitations of Section 12(d)(1) of the 1940 Act. Under the 1940 Act, a Master Portfolio's investment in such securities currently is limited, subject to certain exceptions, to (i) 3% of the total voting stock of any one investment company, (ii) 5% of such Master Portfolio's total assets with respect to any one investment company, and
       (iii) 10% of such Master Portfolio's total assets in the aggregate. Other investment companies in which the Master Portfolio invests can be expected to charge fees for operating expenses, such as investment advisory and administration fees, that would be in addition to those charged by the Master Portfolio.


    2. not invest more than 15% of its net assets in illiquid securities. For this purpose, illiquid securities include, among others, (i) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (ii) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (iii) repurchase agreements not terminable within seven days.

    3. lend securities from its portfolio to brokers, dealers and financial institutions, in amounts not to exceed (in the aggregate) one-third of the Master Portfolio's total assets. Any such loans of portfolio securities will be fully collateralized based on values that are marked to market daily. The Master Portfolio will not enter into any portfolio security lending arrangement having a duration of longer than one year.

    4. The Master Portfolio may not purchase interests, leases or limited partnerships in oil, gas or other mineral exploration or development programs.



    5. The Master Portfolio will provide interestholders with at least 60 days' notice of any change to the Master Portfolio's non-fundamental policy to invest at least 90% of the value of the Master Portfolio's net assets, plus the amount of any borrowing for investment purposes, in securities comprising the index that the Master Portfolio tracks. The notice will be provided in plain English in a separate written document, and will contain the following prominent statement or similar statement in bold-face type: "Important Notice Regarding Change in Investment Policy." This statement will appear on both the notice and the envelope in which it is delivered, unless it is delivered separately from other communications to investors, in which case the statement will appear either on the notice or the envelope in which the notice is delivered.


   If a percentage restriction is adhered to at the time of investment, a later change in percentage resulting from a change in values or assets will not constitute a violation of such restriction.

Operating Policies of the LifePath Master Portfolios

   The Master Portfolios in which the LifePath Funds invest are subject to the following fundamental investment limitations which cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the Master Portfolio's outstanding voting securities. To obtain approval, a majority of the Master Portfolio's outstanding voting securities means the vote of the lesser of: (1) 67% or more of the voting securities present, if more than 50% of the outstanding voting securities are present or represented, or
(2) more than 50% of the outstanding voting shares.

   The Master Portfolios may not:

      (1) Purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of a Master Portfolio's investments in that industry would equal or exceed 25% of the current value of the Master Portfolio's total assets, provided that this restriction does not limit a Master Portfolio's: (i) investments in securities of other investment companies, (ii) investments in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or (iii) investments in repurchase agreements collateralized by U.S. Government securities;

      (2) Purchase the securities of any single issuer if, as a result, with respect to 75% of a Master Portfolio's total assets, more than 5% of the value of its total assets would be invested in the securities of such issuer or the Master Portfolio's ownership would be more than 10% of the outstanding voting securities of such issuer, provided that this restriction does not limit a Master Portfolio's cash or cash items, investments in securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, or investments in securities of other investment companies;

      (3) Borrow money or issue senior securities, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder;

      (4) Make loans to other parties, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder. For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt securities are not deemed to be the making of loans;

      (5) Underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with a Master Portfolio's investment program may be deemed to be an underwriting; and provided further, that the purchase by the Master Portfolio of securities issued by an open-end management investment company, or a series thereof, with substantially the same investment objective, policies and restrictions as the Master Portfolio shall not constitute an underwriting for purposes of this paragraph;

      (6) Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Master Portfolio from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

      (7) Purchase or sell commodities, provided that (i) currency will not be deemed to be a commodity for purposes of this restriction, (ii) this restriction does not limit the purchase or sale of futures contracts, forward contracts or options, and (iii) this restriction does not limit the purchase or sale of securities or other instruments backed by commodities or the purchase or sale of commodities acquired as a result of ownership of securities or other instruments.

   Non-Fundamental Investment Restrictions. The Master Portfolios have adopted the following investment restrictions as non-fundamental policies. These restrictions may be changed without interestholder approval by vote of a majority of the Trustees of Master Fund, at any time. The Master Portfolios are subject to the following investment restrictions, all of which are non-fundamental policies.

      (1) The Master Portfolios may invest in shares of other open-end management investment companies, subject to the limitations of Section 12(d)(1) of the 1940 Act. Under the 1940 Act, a Master Portfolio's investment in such securities currently is limited, subject to certain exceptions, to (i) 3% of the total voting stock of any one investment company, (ii) 5% of such Master Portfolio's total assets with respect to any one investment company, and (iii) 10% of such Master Portfolio's total assets in the aggregate. Other investment companies in which the Master Portfolios invest can be expected to charge fees for operating expenses, such as investment advisory and administration fees, that would be in addition to those charged by the Master Portfolio.

      (2) Each Master Portfolio may not invest more than 15% of its net assets in illiquid securities. For this purpose, illiquid securities include, among others, (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (b) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days.

      (3) Each Master Portfolio may lend securities from its portfolio to brokers, dealers and financial institutions, in amounts not to exceed (in the aggregate) one-third of a Master Portfolio's total assets. Any such loans of portfolio securities will be fully collateralized based on values that are marked to market daily. The Master Portfolios will not enter into any portfolio security lending arrangement having a duration of longer than one year.

      (4) Each Master Portfolio may not purchase securities on margin, but each Master Portfolio may make margin deposits in connection with transactions in options, forward contracts, futures contracts, including those related to indices, and options on futures contracts or indexes.

                     PORTFOLIO HOLDINGS DISCLOSURE POLICY

   The Board of Trustees has adopted policies and procedures with respect to the disclosure of portfolio holdings. The Board of Trustees periodically reviews these policies and procedures to ensure that they adequately protect shareholders and that any disclosure of portfolio holdings information is in the best interests of shareholders. The Board is updated as needed regarding the Trust's compliance with these policies and procedures, including information relating to any potential conflicts between the interests of the Trust's shareholders and the interests of the Manager, Management Corp. and their affiliates. Except as provided in that policy, no listing of the portfolio holdings or discussion of one or more portfolio holdings of any series of the Trust shall be provided to any person, including any shareholder of the Trust.

   A complete list of the portfolio holdings of each Fund as of the close of each calendar quarter will be made publicly available on the 60th day of the following calendar quarter, or the next business day if the 60th day is not a business day. In addition, the policy allows the release of nonpublic portfolio holdings information to selected parties if (i) based on a determination by the president, the treasurer, the chief compliance officer, a senior vice president or a vice president of the Trust, disclosure of portfolio holdings information in the manner and at the time proposed is consistent with a legitimate business purpose of the Trust, and (ii) the recipient agrees in writing that it is subject to a duty of confidentiality with respect to that information. The Trust may periodically disclose the Fund's portfolio information on a confidential basis to Lipper Inc.; Ernst & Young LLP; Bell, Boyd & Lloyd, LLC; RR Donnelley; Bloomberg; the McGraw-Hill Companies; Morningstar, Inc.; the Thompson Corporation and various other service providers that require such information to assist the Trust with its day-to-day business affairs. While the Trust does not have separate confidentiality agreements with these service providers, and, accordingly, it is possible that the Trust's portfolio information could be selectively disclosed, the Board of Trustees believes that such disclosure is unlikely given industry non-disclosure standards and the Trust's past experience with these entities. In addition, public knowledge of a service provider's failure to maintain the confidentiality of portfolio holdings information likely could cause severe reputational damage to the firm, thereby making release of such information very unlikely. The Trust also expects that these service providers will not trade in securities based on the information or use the information except as necessary in providing services to the Trust.

   No person or entity shall accept any compensation or consideration of any kind (including any agreement to maintain assets in any Fund or enter into or maintain any other relationship with the Manager or Management Corp.) in connection with the release of information relating to a Fund's portfolio holdings.

   Exceptions to the policy are reported to the Board of Trustees by the chief compliance officer or general counsel no later than at the next regularly scheduled meeting of the Board of Trustees.

                             PROXY VOTING POLICIES

   The Trust has adopted the Manager's Proxy Voting Policies and Procedures as the Proxy Voting Policies and Procedures for the Trust in accordance with applicable rules under the 1940 Act.

   The Manager adopted and implemented its proxy voting policies and procedures to reasonably ensure that proxies are voted in the best interests of its clients, including the Funds, in accordance with Manager's fiduciary duties and in accordance with applicable rules under the Investment Advisers Act of 1940. The Manager's proxy voting policies and procedures set forth its general voting philosophies, including its procedures for addressing any conflicts of interest that may arise.

   The Manager votes proxies on behalf of the Trust with the intention of promoting the greatest long-term shareholder value consistent with governing laws and the investment policies of the Trust. Each proxy vote is cast by the Manager on a case-by-case basis. On most items the Manager votes with management. These generally include routine items related to the operation of the company and not expected to have a significant economic impact on the company and/or its shareholders. The Manager also generally supports proposals that foster good corporate governance. On some items, the Manager generally votes against management, including certain proposals that limit shareholders' rights. For non-routine proposals that are more likely to affect the structure and operation of the company and to have a greater impact on value of the investment, the Manager carefully reviews and analyzes the issue on a case-by-case basis.

   The Manager is not aware of any conflicts of interest between the Manager and the Trust with respect to proxy voting. However, occasions may arise where a person involved in the proxy voting process may have a personal conflict of interest. Any individual associated with the Manager who becomes aware of a conflict of interest between the Manager and the Trust or with knowledge of a personal conflict of interest (e.g., familial relationship with company management) relating to a particular proxy shall disclose that conflict to the portfolio manager and otherwise remove himself or herself from the proxy voting process. If the portfolio manager has a personal conflict, or if conflicts of interest exist between the Manager and the Trust, such as possible benefits to

State Farm insurance companies depending on a proxy voting decision, the Manager would refer the voting decision to its Investment Council, consisting of the Manager's chief executive officer, chief operating officer and chief financial officer. The Investment Council would then consider all relevant factors in determining how to vote in the best interests of the Trust or whether to retain an independent consultant to make the voting decision. The intention in all cases is to best represent the interests of the Trust.

   The Manager's proxy voting policies and procedures are not exhaustive and do not include all potential voting issues. In special cases, the Manager may seek guidance from advisers on how a particular proxy proposal will impact the financial prospects of a company and vote accordingly.


   The Manager has retained Capital Guardian as sub-adviser to manage, under the Manager's supervision and direction, the Equity Fund, the International Equity Fund and the Small Cap Equity Fund series of the Trust and to vote the proxies of securities held by those Funds.


   Capital Guardian's Proxy Voting Guidelines are incorporated in the Manager's Proxy Voting Policies and Procedures. Pursuant to its Proxy Voting Guidelines, Capital Guardian votes proxies solely in the best economic interests of its clients and to maximize long-term shareholder value. Capital Guardian's Proxy Voting Guidelines allow the investment professionals responsible for voting proxies to have the discretion to make the best decision given the individual facts and circumstances of each issue. Capital Guardian will generally oppose proposals where a conflict of interest may exist between management and client interests, such as those that may insulate management or diminish shareholder rights.

   Capital Guardian's Proxy Voting Guidelines include policies and procedures to address any conflicts of interest that may arise and to prevent any relationship from giving rise to a conflict of interest or influencing Capital Guardian's responsibility to vote proxies in the best interests of its clients. In certain instances, the Capital Guardian Special Review Committee reviews proxy decisions for improper influences on the decision-making process.


   The Manager has reviewed and approved Capital Guardian's Proxy Voting Guidelines and adopted those guidelines with respect to the Equity Fund, International Equity Fund and the Small Cap Equity Fund series of the Trust.



   The Manager has retained Northern Trust as sub-adviser to manage, under the Manager's supervision and direction, the Small Cap Index Fund and the International Index Fund series of the Trust and to vote the proxies of securities held by those Funds.



   Northern Trust's Proxy Voting Guidelines are incorporated in the Manager's Proxy Voting Policies and Procedures. Pursuant to its Proxy Voting Guidelines, Northern Trust votes proxies solely in the best economic interests of its clients and to maximize long-term shareholder value. Northern Trust's Proxy Voting Guidelines allow the investment professionals responsible for voting proxies to have the discretion to make the best decision given the individual facts and circumstances of each issue. Northern Trust will generally oppose proposals where a conflict of interest may exist between management and client interests, such as those that may insulate management or diminish shareholder rights.



   Northern Trust's Proxy Voting Guidelines include policies and procedures to address any conflicts of interest that may arise and to prevent any relationship from giving rise to a conflict of interest or influencing Northern Trust's responsibility to vote proxies in the best interests of its clients.
[In certain instances, the Northern Trust [      ] Committee reviews proxy
decisions for improper influences on the decision making process.]



   The Manager has reviewed and approved Northern Trust's Proxy Voting Guidelines and adopted those guidelines with respect to the Small Cap Index Fund and the International Index Fund series of the Trust.

   The Manager's proxy voting policies and procedures are available to shareowners upon request. In August 2004, a record of proxy votes was filed with the SEC and is available to the public for at least two years. This information is available without charge upon request at 1-800-447-4930 and on the SEC's website at http://www.sec.gov.


MORE ABOUT THE S&P 500 INDEX EQUITY INDEX FUND AND THE LIFEPATH FUNDS


MASTER/FEEDER STRUCTURE


   The S&P 500 Index Fund and the LifePath Funds seek to achieve their investment objectives by investing all of their assets into Master Portfolios of the Master Fund. The S&P 500 Index Fund and the LifePath Funds and other entities investing in Master Portfolios are each liable for all obligations of the Master Portfolio. However, the risk of the S&P 500 Index Fund and the LifePath Funds incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and the Master Fund itself is unable to meet its obligations. Accordingly, the Trust's Board of Trustees believes that the S&P 500 Index Fund and the LifePath Funds and their respective shareholders will not be adversely affected by investing assets in the Master Portfolios. However, if a mutual fund or other investor withdraws its investment from a Master Portfolio, the economic efficiencies (e.g., spreading fixed expenses among a larger asset base) that the Trust's Board of Trustees believes may be available through investment in a Master Portfolio may not be fully achieved. In addition, given the relative novelty of the master/feeder structure, accounting or operational difficulties, although unlikely, could arise.



   The S&P 500 Index Fund or a LifePath Fund may withdraw its investment in the Master Portfolios only if the Trust's Board of Trustees determines that such action is in the best interests of the Fund and its shareholders. Upon any such withdrawal, the Trust's Board of Trustees would consider alternative investments, including investing all of the Fund's assets in another investment company with the same investment objective as the Fund or hiring an investment adviser to manage the Fund's assets in accordance with its investment objective and policies.



   The fundamental policies of a Master Portfolio cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the Master Portfolio's outstanding interests. Whenever the S&P 500 Index Fund or a LifePath Fund, as an interestholder of a Master Portfolio, is requested to vote on any matter submitted to interestholders of the Master Portfolio, the Fund will either (1) hold a meeting of its shareholders to consider such matters, and cast its votes in proportion to the votes received from its shareholders (shares for which the S&P 500 Index Fund or a LifePath Fund receives no voting instructions will be voted in the same proportion as the votes received from the other Fund shareholders); or (2) cast its votes, as an interestholder of the Master Portfolio, in proportion to the votes received by the Master Portfolio from all other interestholders of the Master Portfolio.



   Certain policies of the Master Portfolios which are non-fundamental may be changed by vote of a majority of the Master Fund's Trustees without interestholder approval. If the Master Portfolio's investment objective or fundamental or non-fundamental policies are changed, the S&P 500 Index Fund or a LifePath Fund may elect to change its objective or policies to correspond to those of the Master Portfolio. The S&P 500 Index Fund or a LifePath Fund also may elect to redeem its interests in the Master Portfolio and either seek a new investment company with a matching objective in which to invest or retain its own investment adviser to manage the Fund's portfolio in accordance with its objective. In the latter case, the Fund's inability to find a substitute investment company in which to invest or equivalent management services could adversely affect shareholders' investments in the S&P 500 Index Fund or LifePath Fund. The S&P 500 Index Fund and the LifePath Funds will provide shareholders with 60 days' written notice prior to the implementation of any change in the investment objective of the Fund or its corresponding Master Portfolio, to the extent possible.

SELECTION OF INVESTMENTS FOR THE S&P 500 INDEX MASTER PORTFOLIO



   The manner in which stocks are chosen for the S&P 500 Index Master Portfolio differs from the way securities are chosen in most other mutual funds. Unlike other mutual funds where the portfolio securities are chosen by an investment adviser based upon the adviser's research and evaluations, stocks are selected for inclusion in the Master Portfolio's portfolio to have aggregate investment characteristics (based on market capitalization and industry weightings), fundamental characteristics (such as return variability, earnings valuation and yield) and liquidity measures similar to those of the benchmark index taken in its entirety.



   As briefly discussed in the Prospectus, the S&P 500 Index Master Portfolio generally holds every stock in the S&P 500.



   Over time, the portfolio composition of the Master Portfolio may be altered (or "rebalanced") to reflect changes in the characteristics of its benchmark index. Such rebalancings will require the Master Portfolio to incur transaction costs and other expenses.



TRACKING ERROR--S&P 500 INDEX MASTER PORTFOLIO



   BGFA uses the "expected tracking error" of the Master Portfolio as a way to measure the Master Portfolio's performance relative to the performance of its benchmark index. An expected tracking error of 5% means that there is a 68% probability that the net asset value of the Master Portfolio will be between 95% and 105% of the subject index level after one year, without rebalancing the portfolio composition. A tracking error of 0% would indicate perfect tracking, which would be achieved when the net asset value of the Master Portfolio increases or decreases in exact proportion to changes in its benchmark index. Factors such as expenses of the Master Portfolio, taxes, the need to comply with the diversification and other requirements of the Code and other requirements may adversely impact the tracking of the performance of the Master Portfolio to that of its benchmark index. In the event that tracking error exceeds 5%, the Board of Trustees of the Master Fund will consider what action might be appropriate to reduce the tracking error.



SELECTION OF INVESTMENTS FOR THE SMALL CAP INDEX FUND AND THE INTERNATIONAL INDEX FUND



   The manner in which stocks are chosen for the Small Cap Index Fund and the International Index Fund differs from the way securities are chosen in most other mutual funds. Unlike other mutual funds where the portfolio securities are chosen by an investment adviser based upon the adviser's research and evaluations, stocks are selected for these Funds to have aggregate investment characteristics (based on market capitalization and industry weightings), fundamental characteristics (such as return variability, earnings valuation and yield) and liquidity measures similar to those of the benchmark index taken in its entirety. The Small Cap Index Fund and the International Index Fund generally do not hold all of the issues that comprise their respective benchmark index, due in part to the costs involved and, in certain instances, the potential illiquidity of certain securities. Instead, the Small Cap Index Fund attempts to hold a representative sample of the securities in the Russell 2000 Index, which Northern Trust selects utilizing proprietary quantitative analytical models in a technique known as "portfolio optimization." Under this technique, stocks are selected for inclusion if the fundamental investment characteristics of the security reduce the portfolio's predicted tracking error against the benchmark index. The International Index Fund holds securities selected by Northern Trust utilizing a quantitative model known as minimum variance optimization. Under this technique, stocks are selected for inclusion if the fundamental investment characteristics of the security reduce the portfolio's predicted tracking error against the benchmark index. Northern Trust seeks to construct the portfolio of each of the Small Cap Index Fund and the International Index Fund so that, in the aggregate, their capitalization, industry and fundamental investment characteristics perform like those of their benchmark index. Over time, the portfolio composition of each of these Funds may be altered (or "rebalanced") to reflect changes in the characteristics of its benchmark index or, with a view to bringing the performance and characteristics more in line with that of their benchmark index. Such rebalancings will require the Funds to incur transaction costs and other expenses. The Small Cap Index Fund and the International Index Fund reserve the right to invest in all of the securities in their benchmark index.



TRACKING ERROR-- SMALL CAP INDEX FUND AND INTERNATIONAL INDEX FUND



   As discussed in the Prospectuses, the Small Cap Index Fund and the International Index Fund are subject to the risk of tracking error. Tracking error may result from share purchases and redemptions, transaction costs, expenses and other factors. Share purchases and redemptions may necessitate the purchase and sale of securities by these Funds and the resulting transaction costs which may be substantial because of the number and the characteristics of the securities held. In addition, transaction costs are incurred because sales of securities received in connection with spin-offs and other corporate reorganizations are made to conform a Fund's holdings to its investment objective. Tracking error also may occur due to factors such as the size of a Fund, the maintenance of a cash reserve pending investment or to meet expected redemptions, changes made in the Fund's benchmark index or the manner in which the index is calculated or because the indexing and investment approach of Northern Trust does not produce the intended goal of these Funds. Northern Trust monitors tracking error for the Small Cap Index Fund and the International Index Fund at least quarterly.


RELATIONSHIP WITH THE INDEX PROVIDERS

STANDARD & POOR'S

   The S&P 500 Index Fund and the S&P 500 Index Master Portfolio seek to match the performance of the Standard & Poor's Index of 500 stocks ("S&P 500"). "Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard and Poor's 500" and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by State Farm Mutual Fund Trust (the "Trust"). Neither the S&P 500 Index Fund nor the S&P 500 Index Master Portfolio is sponsored, endorsed sold or promoted by Standard & Poor's, a division of the McGraw-Hill Companies, Inc. ("S&P").

   S&P makes no representation or warranty, express or implied, to the owners of the S&P 500 Index Fund, the S&P 500 Index Master Portfolio or any member of the public regarding the advisability of investing in securities generally or in the S&P 500 Index Fund particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the Trust is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the Trust or the S&P 500 Index Fund. S&P has no obligation to take the needs of the Trust or the owners of the S&P 500 Index Fund into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the S&P 500 Index Fund or the timing of the issuance or sale of the S&P 500 Index Fund or in the determination or calculation of the equation by which the S&P 500 Index Fund is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the S&P 500 Index Fund.

   S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE TRUST, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

RUSSELL 2000


   The Small Cap Index Fund seeks to match the performance of the Russell 2000 Small Stock Index (the "Russell 2000"). The Russell 2000 tracks the common stock performance of the 2000 smallest U.S. companies in the Russell 3000 Index, representing about 10% in the aggregate of the capitalization of the Russell 3000 Index. The Russell 2000 and the Russell 3000 are trademarks/service marks, and "Russell" is a trademark, of Frank Russell Company. The Small Cap Index Fund is not promoted, sponsored or endorsed by, nor in any way affiliated with Frank Russell Company. Frank Russell Company is not responsible for and has not reviewed the Small Cap Index Fund nor any associated literature or publications and makes no representation or warranty, express or implied, as to their accuracy or completeness, or otherwise.


   Frank Russell Company reserves the right, at any time and without notice, to alter, amend, terminate or in any way change the Russell 2000. Frank Russell Company has no obligation to take the needs of any particular fund or its participants or any other product or person into consideration in determining, composing or calculating the Russell 2000.

   Frank Russell Company's publication of the Russell 2000 in no way suggests or implies an opinion by Frank Russell Company as to the attractiveness or appropriateness of investment in any or all securities upon which the index is based. FRANK RUSSELL COMPANY MAKES NO REPRESENTATION, WARRANTY, OR GUARANTEE AS TO THE ACCURACY, COMPLETENESS, RELIABILITY, OR OTHERWISE OF THE RUSSELL 2000 OR ANY DATA INCLUDED IN THE RUSSELL 2000. FRANK RUSSELL COMPANY MAKES NO REPRESENTATION OR WARRANTY REGARDING THE USE, OR THE RESULTS OF USE, OF THE RUSSELL 2000 OR ANY DATA INCLUDED THEREIN, OR ANY SECURITY (OR COMBINATION THEREOF) COMPRISING THE RUSSELL 2000. FRANK RUSSELL COMPANY MAKES NO OTHER EXPRESS OR IMPLIED WARRANTY, AND EXPRESSLY DISCLAIMS ANY WARRANTY, OF ANY KIND, INCLUDING, WITHOUT MEANS OF LIMITATION, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE RUSSELL 2000 OR ANY DATA OR ANY SECURITY (OR COMBINATION THEREOF) INCLUDED THEREIN.

EAFE(R) FREE INDEX


   The International Index Fund seek to match the performance of the Morgan Stanley Capital International Europe, Australasia, and Far East Free Index ("the EAFE(R) Free Index"). The EAFE(R) Free Index is the exclusive property of Morgan Stanley Capital International Inc. ("MSCI"). Morgan Stanley Capital International is a service mark of MSCI and has been licensed for use by the Trust. The International Index Fund is not sponsored, endorsed, sold or promoted by MSCI. Neither MSCI nor any other party makes any representation or warranty, express or implied, to the owners of shares of the International Index Fund or any member of the public regarding the advisability of investing in funds generally or in the shares of the International Index Fund particularly or the ability of the EAFE(R) Free Index to track general stock market performance. MSCI is the licensor of certain trademarks, service marks and trade names of MSCI and of the EAFE(R) Free Index, which is determined, composed and calculated by MSCI without regard to the Trust or International Index Fund. MSCI has no obligation to take the needs of the Trust or International Index Fund or the owners of the International Index Fund into consideration in determining, composing or calculating the EAFE(R) Free Index. MSCI is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the International Index Fund to be issued or in the determination or calculation of the equation by which the International Index Fund is redeemable for cash. Neither MSCI nor any other party has any obligation or liability to owners of the International Index Fund in connection with the administration, marketing or trading of the International Index Fund.


   ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE EAFE(R) FREE INDEX FROM SOURCES WHICH MSCI CONSIDERS RELIABLE, NEITHER MSCI NOR ANY OTHER PARTY GUARANTEES THE ACCURACY AND/OR THE

COMPLETENESS OF THE EAFE(R) FREE INDEX OR ANY DATA INCLUDED THEREIN. NEITHER MSCI NOR ANY OTHER PARTY MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE TRUST, THE TRUST'S CUSTOMERS AND COUNTERPARTIES, OWNERS OF THE INTERNATIONAL INDEX FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE EAFE(R) FREE INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED BY MSCI TO THE TRUST OR FOR ANY OTHER USE. NEITHER MSCI NOR ANY OTHER PARTY MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND MSCI HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE EAFE(R) FREE INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL MSCI OR ANY OTHER PARTY HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

TRUSTEES AND OFFICERS

   The Board of Trustees has overall responsibility for the conduct of the Trust's affairs. The Trust is not required to hold annual meetings of shareowners and does not intend to do so. Delaware law permits shareowners to remove Trustees under certain circumstances and requires the Trust to assist in shareowner communications.

   Committees. There are two standing committees of the Board of Trustees--the Executive Committee and the Committee of Independent Trustees. The members of the Executive Committee are Edward B. Rust, Jr., Michael L. Tipsord and James
A. Shirk. The Executive Committee acts on behalf of the entire Board of Trustees during intervals between meetings of the Board of Trustees. Actions of the Executive Committee must be consistent with the Trust's declaration of Trust. During calendar year 2004, the Executive Committee did not meet.

   The Committee of Independent Trustees includes as its members each Trustee of the Trust who is not an "interested person" of the Trust (as such term is defined in the 1940 Act) (an "Independent Trustee"). The Committee of Independent Trustees operates pursuant to a separate charter and is responsible for overseeing the Trust's accounting and financial reporting practices, reviewing the results of the annual audits of the Trust's financial statements and interacting with the Trust's independent auditors on behalf of the full Board of Trustees. Moreover, the Committee of Independent Trustees is responsible for overseeing the effective functioning of the Board of Trustees, nominating candidates for election as Independent Trustees, reviewing the investment management, distribution, and 12b-1 plans of the Trust and making recommendations to the full Board of Trustees regarding entering into or the continuation of such agreements. During calendar year 2004, the Committee of Independent Trustees held four meetings.

   The Committee of Independent Trustees will consider nominees recommended by shareholders. A shareholder who wants to nominate a person as an Independent Trustee candidate needs to submit the recommendation in writing to the Board indicating, among other things, the number of Trust shares owned by the shareholder and the date those shares were acquired, a full listing of the proposed candidate's education, experience, and current employment, and a written and signed consent of the candidate to be named as a nominee and to serve as trustee of the Trust. The Committee of Independent Trustees will consider candidates for nominees for Independent Trustee positions received from shareholders in the same manner that it considers nominee candidates received from other sources. To obtain more information regarding the procedure for recommending a nominee candidate for Independent Trustee and the information that must be included in the submission of a request to the Committee of Independent Trustees, a shareholder should contact the Manager by writing to State Farm Investment Management Corp., Attn.: Secretary, Three State Farm Plaza, N-1, Bloomington, Illinois 61791-0001.

   It is possible that the interests of the Equity and Bond Fund could diverge from the interests of one or more of the underlying Funds in which it invests. If such interests were ever to become divergent, it is possible that a conflict of interest could arise and affect how the Trustees and officers fulfill their fiduciary duties to each Fund. The Trustees believe they have structured each Fund to avoid these concerns. However, conceivably, a situation could occur where proper action for the Equity and Bond Fund could be adverse to the interests of an underlying Fund, or the reverse could occur. If such a possibility arises, the Manager and the Trustees and officers of the Trust will carefully analyze the situation and take all steps they believe reasonable to minimize and, where possible, eliminate the potential conflict. Moreover, close and continuous monitoring will be exercised to avoid, insofar as possible, these concerns.

   The Trustees and officers of the Trust, their ages at December 31, 2004, their principal occupations for the last five years and their affiliations, if any, with the Manager and State Farm VP Management Corp., the Trust's principal underwriter, are listed below. The information is provided first for the Trustees who are not interested persons of the Trust as defined under the 1940 Act, and next for Trustees who are interested persons of the Trust and for officers.

   Information about Independent Trustees of State Farm Mutual Fund Trust

                                                                                Number
                                                                                  of
                                                                              Portfolios
                                                                               in Fund
                                                                               Complex       Other
                         Position  Length of Time                              Overseen  Directorships
                         Held with   Served and     Principal Occupation(s)       by        Held by
 Name, Address, and Age    Fund    Term of Office   During the Past 5 Years    Trustee      Trustee
 ----------------------  --------- -------------- --------------------------- ---------- -------------
Thomas M. Mengler,        Trustee   Began         DEAN and PROFESSOR
1000 LaSalle Avenue                 service in    OF LAW--University of St.
Minneapolis, Minnesota              2000 and      Thomas School of Law
55403                               serves until  (since 6/2002); DEAN--
Age 51                              successor is  University of Illinois
                                    elected or    College of Law (8/1993-
                                    appointed.    6/2002); TRUSTEE--State
                                                  Farm Variable Product
                                                  Trust, State Farm
                                                  Associates' Funds Trust.        25         None

James A. Shirk,           Trustee   Began         DIRECTOR and
103 North Robinson                  service in    PRESIDENT--Beer Nuts,
Bloomington, Illinois               2000 and      Inc. (manufacturer of snack
61701                               serves until  foods); TRUSTEE--State
Age 60                              successor is  Farm Variable Product
                                    elected or    Trust, State Farm
                                    appointed.    Associates' Funds Trust.        25         None

Victor J. Boschini,       Trustee   Began         CHANCELLOR (since
Office of the Chancellor            service in    2003)--Texas Christian
Box #297080                         2000 and      University; PRESIDENT--
Fort Worth, TX 76129                serves until  (1999-2003) and VICE
Age 48                              successor is  PRESIDENT (1997-
                                    elected or    1999)--Illinois State
                                    appointed.    University; TRUSTEE--
                                                  State Farm Variable Product
                                                  Trust, State Farm
                                                  Associates' Funds Trust.        25         None

                                                                             Number
                                                                               of
                                                                           Portfolios
                                                                            in Fund
                                                                            Complex       Other
                        Position  Length of Time                            Overseen  Directorships
                        Held with   Served and    Principal Occupation(s)      by        Held by
Name, Address, and Age    Fund    Term of Office  During the Past 5 Years   Trustee      Trustee
----------------------  --------- -------------- ------------------------- ---------- -------------
David L. Vance,          Trustee   Began         PRESIDENT (since              25         None
100 N.E. Adams St.                 service in    2000)--Caterpillar
Peoria, Illinois                   2000 and      University; CHIEF
61629                              serves until  ECONOMIST AND
Age 52                             successor is  MANAGER of the Business
                                   elected or    Intelligence Group (since
                                   appointed.    1994)--Caterpillar, Inc.
                                                 (manufacturer of heavy
                                                 equipment and earth-
                                                 moving machinery);
                                                 TRUSTEE--State Farm
                                                 Variable Product Trust,
                                                 State Farm Associates'
                                                 Funds Trust.

Alan R. Latshaw          Trustee   Began         Retired (since 12/2003);      25         None
4703 Oakwood Avenue                service in    Partner--Ernst & Young
Downers Grove, Illinois            2005 and      LLP (public accounting
60515                              serves until  firm) (6/2002--12/2003);
Age 53                             successor is  Partner--Arthur Andersen
                                   elected or    (public accounting firm)
                                   appointed.    (before 6/2002).

Donald A. Altorfer,      Trustee   Began         CHAIRMAN--Altorfer,           25         None
4200 Rodger Street                 service in    Inc. (dealer in heavy
Springfield, Illinois              2000 and      machinery and
62703                              serves until  equipment); TRUSTEE--
Age 61                             successor is  State Farm Variable
                                   elected or    Product Trust, State Farm
                                   appointed.    Associates' Funds Trust.

                                                                          Number
                                                                            of
                                                                        Portfolios
                                                                         in Fund
                                                                         Complex
                       Position  Length of Time                          Overseen  Other Directorships
                       Held with   Served and   Principal Occupation(s)     by           Held by
Name, Address, and Age   Fund    Term of Office During the Past 5 Years  Trustee         Trustee
---------------------- --------- -------------- ----------------------- ---------- -------------------

          Information about Officers and Interested Trustees of State Farm Mutual Fund Trust

Edward B. Rust, Jr.*,  Trustee    Began         CHAIRMAN OF THE             25     DIRECTOR--
One State Farm Plaza,  and        service in    BOARD, CHIEF                       McGraw-Hill
Bloomington, Illinois  President  2000 and      EXECUTIVE                          Corporation;
61710                             serves until  OFFICER, and                       DIRECTOR--
Age 54                            successor is  DIRECTOR--State                    Caterpillar, Inc.;
                                  elected or    Farm Mutual                        DIRECTOR--
                                  appointed.    Automobile Insurance               Helmerich &
                                                Company; PRESIDENT                 Payne, Inc.
                                                and DIRECTOR--State
                                                Farm VP Management
                                                Corp., State Farm
                                                Investment Management
                                                Corp.; PRESIDENT and
                                                TRUSTEE--State Farm
                                                Variable Product Trust,
                                                State Farm Associates'
                                                Funds Trust.

                                                                          Number
                                                                            of
                                                                        Portfolios
                                                                         in Fund
                                                                         Complex       Other
                       Position  Length of Time                          Overseen  Directorships
                       Held with   Served and   Principal Occupation(s)     by        Held by
Name, Address, and Age   Fund    Term of Office During the Past 5 Years  Trustee      Trustee
---------------------- --------- -------------- ----------------------- ---------- -------------
Michael L. Tipsord*,   Trustee,   Began         VICE CHAIRMAN (since        25         None
One State Farm Plaza,  Senior     service in    12/2004), SENIOR VICE
Bloomington, Illinois  Vice       2002 and      PRESIDENT and
61710                  President  serves until  TREASURER (12/2002 to
Age 45                 and        successor is  12/2004), CHIEF
                       Treasurer  elected or    FINANCIAL OFFICER
                                  appointed.    (Since 9/2002), VICE
                                                PRESIDENT and
                                                TREASURER (7/2001 to
                                                12/2002), and VICE
                                                PRESIDENT and
                                                ASSISTANT
                                                TREASURER (1/1999 to
                                                7/2001)--State Farm
                                                Mutual Automobile
                                                Insurance Company;
                                                DIRECTOR, SENIOR
                                                VICE PRESIDENT and
                                                TREASURER (since
                                                12/2002), VICE
                                                PRESIDENT and
                                                ASSISTANT
                                                SECRETARY-
                                                TREASURER (6/2001 to
                                                12/2002) and ASSISTANT
                                                SECRETARY-
                                                TREASURER (before
                                                6/2001)--State Farm
                                                Investment Management
                                                Corp., State Farm VP
                                                Management Corp.;
                                                TRUSTEE, SENIOR VICE
                                                PRESIDENT and
                                                TREASURER (since
                                                12/2002), VICE
                                                PRESIDENT and
                                                ASSISTANT
                                                SECRETARY-
                                                TREASURER (6/2001 to
                                                12/2002) and ASSISTANT
                                                SECRETARY-
                                                TREASURER (before
                                                6/2001)--State Farm
                                                Variable Product Trust,
                                                State Farm Associates'
                                                Funds Trust.

                                                                             Number
                                                                               of
                                                                           Portfolios
                                                                            in Fund
                                                                            Complex       Other
                       Position  Length of Time                             Overseen  Directorships
                       Held with   Served and    Principal Occupation(s)       by        Held by
Name, Address, and Age   Fund    Term of Office  During the Past 5 Years    Trustee      Trustee
---------------------- --------- -------------- -------------------------- ---------- -------------
John W. North,         Senior     Began         SENIOR EXECUTIVE              N/A          N/A
One State Farm Plaza,  Vice       service in    VICE PRESIDENT (since
Bloomington, Illinois  President  2001 and      2004), EXECUTIVE VICE
61710                             serves until  PRESIDENT--
Age 57                            removed.      FINANCIAL SERVICES
                                                (2001-2004) and SENIOR
                                                VICE PRESIDENT (before
                                                2001)--State Farm Mutual
                                                Automobile Insurance
                                                Company; SENIOR VICE
                                                PRESIDENT and
                                                DIRECTOR (since 2001)--
                                                State Farm Investment
                                                Management Corp., State
                                                Farm VP Management
                                                Corp.; SENIOR VICE
                                                PRESIDENT (since
                                                2001)--State Farm
                                                Variable Product Trust,
                                                State Farm Associates'
                                                Funds Trust.

Paul N. Eckley,        Senior     Began         SENIOR VICE                   N/A          N/A
One State Farm Plaza,  Vice       service in    PRESIDENT--
Bloomington, Illinois  President  2000 and      INVESTMENTS--State
61710                             serves until  Farm Mutual Automobile
Age 50                            removed.      Insurance Company;
                                                SENIOR VICE
                                                PRESIDENT--State Farm
                                                Investment Management
                                                Corp., State Farm Variable
                                                Product Trust, State Farm
                                                Associates' Funds Trust.

                                                                                 Number
                                                                                   of
                                                                               Portfolios
                                                                                in Fund
                                                                                Complex       Other
                       Position  Length of Time                                 Overseen  Directorships
                       Held with   Served and   Principal Occupation(s) During     by        Held by
Name, Address, and Age   Fund    Term of Office        the Past 5 Years         Trustee      Trustee
---------------------- --------- -------------- ------------------------------ ---------- -------------
Susan D. Waring,       Vice       Began           EXECUTIVE VICE                  N/A          N/A
One State Farm Plaza,  President  service in      PRESIDENT (since 2004),
Bloomington, Illinois             2000 and        SENIOR VICE
61710                             serves until    PRESIDENT (2001-2004),
Age 55                            removed.        and CHIEF
                                                  ADMINISTRATIVE
                                                  OFFICER (since 2001)--
                                                  State Farm Life Insurance
                                                  Company; VICE
                                                  PRESIDENT (before
                                                  2001)--State Farm Mutual
                                                  Automobile Insurance
                                                  Company; SENIOR VICE
                                                  PRESIDENT and
                                                  DIRECTOR (since 2001)--
                                                  State Farm VP
                                                  Management Corp.; VICE
                                                  PRESIDENT--State Farm
                                                  Investment Management
                                                  Corp., State Farm Variable
                                                  Product Trust, State Farm
                                                  Associates' Funds Trust.

Donald E. Heltner,     Vice       Began           VICE PRESIDENT--                N/A          N/A
One State Farm Plaza,  President  service in      FIXED INCOME--State
Bloomington, Illinois             2000 and        Farm Mutual Automobile
61710                             serves until    Insurance Company; VICE
Age 57                            removed.        PRESIDENT--State Farm
                                                  Investment Management
                                                  Corp., State Farm Variable
                                                  Product Trust, State Farm
                                                  Associates' Funds Trust.

John S. Concklin,      Vice       Began           VICE PRESIDENT--                N/A          N/A
One State Farm Plaza,  President  service in      COMMON STOCKS--
Bloomington, Illinois             2000 and        State Farm Mutual
61710                             serves until    Automobile Insurance
Age 58                            removed.        Company; VICE
                                                  PRESIDENT--State Farm
                                                  Investment Management
                                                  Corp., State Farm Variable
                                                  Product Trust, State Farm
                                                  Associates' Funds Trust.

                                                                               Number
                                                                                 of
                                                                             Portfolios
                                                                              in Fund
                                                                              Complex       Other
                                     Length of Time                           Overseen  Directorships
                       Position Held   Served and   Principal Occupation(s)      by        Held by
Name, Address, and Age   with Fund   Term of Office During the Past 5 Years   Trustee      Trustee
---------------------- ------------- -------------- ------------------------ ---------- -------------
Phillip G. Hawkins,     Vice          Began         VICE PRESIDENT--            N/A          N/A
Three State Farm Plaza  President     service in    Securities Products
South                                 2003 and      Department (since
Bloomington, Illinois                 serves until  8/2003), EXECUTIVE
61791                                 removed       ASSISTANT (11/2002-
Age 44                                              8/2003), DIRECTOR--
                                                    Strategic Resources
                                                    (12/1999-11/2002), and
                                                    AGENCY FIELD
                                                    EXECUTIVE (before
                                                    12/1999)--State Farm
                                                    Mutual Automobile
                                                    Insurance Company;
                                                    VICE PRESIDENT (since
                                                    2003)-- State Farm
                                                    Investment Management
                                                    Corp., State Farm VP
                                                    Management Corp., State
                                                    Farm Variable Product
                                                    Trust, State Farm
                                                    Associates' Funds Trust.

David R. Grimes,        Chief         Began         CHIEF COMPLIANCE            N/A          N/A
Three State Farm Plaza  Compliance    service in    OFFICER (since
South                   Officer,      2000 and      4/2004)--State Farm
Bloomington, Illinois   Vice          serves until  Variable Products Trust,
61791                   President     removed and   State Farm Associates'
Age 62                  and           successor is  Funds Trust; ASSISTANT
                        Secretary     appointed.    VICE PRESIDENT
                                                    (before 6/2004)--State
                                                    Farm Mutual Automobile
                                                    Insurance Company;
                                                    VICE PRESIDENT and
                                                    SECRETARY--State
                                                    Farm Investment
                                                    Management Corp., State
                                                    Farm VP Management
                                                    Corp., State Farm
                                                    Variable Product Trust,
                                                    State Farm Associates'
                                                    Funds Trust.

--------
* Messrs. Rust and Tipsord are "interested" Trustees as defined by the 1940 Act because each is (i) an officer of the Trust, (ii) a director of the Manager, the Trust's investment adviser, (iii) a director of State Farm VP Management Corp., the Trust's distributor, (iv) an officer of the Manager, and (v) an officer of State Farm VP Management Corp.

   Trustees or officers who are interested persons do not receive any compensation from any Fund for their services to the Fund. The Trustees who are not interested persons of the Trust receive, (i) a monthly retainer equal to $1,750, (ii) a fee of $3,000 for each regular board meeting attended, (iii) a fee of $750 for each special board meeting or committee meeting attended, unless the special board meting or committee meeting is held by telephone or by other electronic means, in which case the fee is $500, and (iv) a committee chairperson receives an additional $500 for each committee meeting attended. These fees are paid to the Trustees on behalf of the Trust and on behalf of ten other mutual funds advised by the Manager. Each mutual fund managed by the Manager shares in the fees for Independent Trustees pro-rata based upon the relative net assets of each fund as of the end of the most recently completed calendar quarter. In addition, Independent Trustees will be reimbursed for any out-of-pocket expenses incurred in connection with the affairs of the Trust.

   Trustees and officers of the Trust do not receive any benefits from the Trust upon retirement nor does the Trust accrue any expenses for pension or retirement benefits. Officers of the Trust and Trustees who are interested persons of the Trust under the 1940 Act are also employees of the State Farm Insurance Companies. As such, these persons may purchase Class A shares of the Funds without paying an initial sales charge. The purpose of this program is to encourage these persons to purchase Fund shares.


                            Aggregate             Total Compensation
                          Compensation    From The Trust And Other State Farm
   Name                 From The Trust(1)         Mutual Funds(1) (2)
   ----                 ----------------- -----------------------------------
   Edward B. Rust, Jr..    None(3)                      None(3)
   Michael L. Tipsord..    None(3)                      None(3)
   Thomas M. Mengler(4)       $8,533                    $33,000
   James A. Shirk(4)...       $8,533                    $33,000
   Donald Altorfer(4)..       $8,533                    $33,000
   Victor Boschini(4)..       $8,533                    $33,000
   David L. Vance(4)...       $9,200                    $35,000
   Alan R. Latshaw(4)..      None(5)                    None(5)

--------

(1)For the fiscal year ended December 31, 2004.

(2)The other "State Farm Mutual Funds" are State Farm Variable Product Trust and State Farm Associates' Funds Trust.
(3)Non-compensated interested trustee.
(4)Independent Trustee.

(5)Began service as an Independent Trustee of the Trust on July 1, 2005.


   The following table reflects dollar ranges of each Trustee's ownership of equity securities of each Fund, and dollar ranges of each Trustee's ownership of equity securities in all investment companies in the State Farm family of mutual funds. This data is as of December 31, 2004.


                                    Dollar Range  Dollar Range  Dollar Range  Aggregate Dollar
                      Dollar Range    of Equity     of Equity     of Equity   Range of Equity
                        of Equity   Securities in Securities in Securities in  Securities in
                      Securities in   Small Cap   International    S&P 500       Small Cap
Name of Trustee        Equity Fund   Equity Fund   Equity Fund   Index Fund      Index Fund
---------------       ------------- ------------- ------------- ------------- ----------------
Thomas M. Mengler*...     None          None          None          None            None
James A. Shirk*......     None          None          None          None            None
Victor J. Boschini*..     None          None          None          None            None
David L. Vance*......   $10,001-        None          None        $10,001-       $1-$10,000
                        $50,000                                   $50,000
Alan R. Latshaw*.....     None          None          None          None            None
Donald A. Altorfer*..     None          None          None          None            None
Edward B. Rust, Jr.**     None          None          None          None            None
Michael L. Tipsord**.     None          Over        $50,001-        None            None
                                      $100,000      $100,000

--------
*  Independent Trustee
** Interested Trustee
***Nominee-Independent Trustee

                   Dollar Range  Dollar Range                 Dollar Range   Dollar Range
                     of Equity     of Equity   Dollar Range    of Equity       of Equity
                   Securities in Securities in   of Equity   Securities in   Securities in
                   International  Equity and   Securities in Tax Advantaged  Money Market
Name of Trustee     Index Fund     Bond Fund     Bond Fund     Bond Fund         Fund
---------------    ------------- ------------- ------------- -------------- ---------------
Thomas M. Mengler.     None          None          None           None                 None
James A. Shirk....     None          None          None           None                 None
Victor J. Boschini     None          None          None           None                 None
David L. Vance....     None          None          None           None                 None
Donald A. Altorfer     None          None          None           None      $10,001-$50,000
Alan R. Latshaw...     None          None          None           None                 None
Edward B. Rust, Jr     None          None          None           None                 None
Michael L. Tipsord     None          None          None           None                 None



                                                                                         Aggregate Dollar
                                                                                          Range of Equity
                                                                                         Securities in All
                                                                                            Registered
                                                                                            Investment
                   Dollar Range  Dollar Range  Dollar Range  Dollar Range  Dollar Range      Companies
                     of Equity     of Equity     of Equity     of Equity     of Equity      Overseen by
                   Securities in Securities in Securities in Securities in Securities in Trustee in Family
                     LifePath      LifePath      LifePath      LifePath      LifePath      of Investment
Name of Trustee     Income Fund    2010 Fund     2020 Fund     2030 Fund     2040 Fund       Companies
---------------    ------------- ------------- ------------- ------------- ------------- -----------------
Thomas M. Mengler.     None          None          None          None          None       $10,001-$50,000
James A. Shirk....     None          None          None          None          None         Over $100,000
Victor J. Boschini     None          None          None          None          None                  None
David L. Vance....     None          None          None          None          None         Over $100,000
Donald A. Altorfer     None          None          None          None          None       $10,001-$50,000
Alan R. Latshaw...     None          None          None          None          None                  None
Edward B. Rust, Jr     None          None          None          None          None         Over $100,000
Michael L. Tipsord     None          None          None          None          None         Over $100,000


ADDITIONAL INFORMATION REGARDING INDEPENDENT TRUSTEES OF THE TRUST

   As of December 31, 2004, State Farm Mutual Automobile Insurance Company ("Auto Company") owned all of the common stock issued by the Manager and by State Farm VP Management Corp. ("Management Corp.") the Trust's Underwriter. Auto Company is a mutual insurance company domiciled in Illinois and owned by its policyholders. Neither the Independent Trustees of the Trust nor their immediate family members own securities representing an ownership interest in the Manager, in Management Corp. or in Auto Company.

   During the period January 1, 2003 to December 31, 2004 ("calendar years 2003 and 2004"), Mr. James A. Shirk, Independent Trustee of the Trust, had an indirect relationship with Auto Company in an amount that exceeded $60,000. His indirect relationship with Auto Company during that time period can also be characterized as an indirect interest in any transaction or series of similar transactions with Auto Company, the value of which exceeded $60,000.

   Mr. Shirk's indirect relationship or interest with Auto Company was as follows: During calendar years 2003 and 2004, Mr. Shirk was the managing partner and owned 60% of Sunrise Company, LLC. Moreover, during that same time period, Mr. Shirk was the managing director and owned 52% of Beer Nuts, Inc. Sunrise Company, LLC and Beer Nuts, Inc. leased warehouse space to Auto Company during calendar years 2003 and 2004. Auto Company paid Sunrise Company, LLC rent in the amount of $97,500 in 2003 and $129,100 in 2004, while Auto Company paid Beer Nuts, Inc. rent in the amount of $78,000 in 2003 and $94,278 in 2004.

   Except for the disclosure concerning Mr. James A. Shirk in the two paragraphs above, during calendar years 2003 and 2004 neither the Independent Trustees of the Trust nor their immediate family members had any direct or indirect:

  . interest in the Manager, Management Corp., Auto Company, or in other affiliates of Auto Company, the value of which interest exceeded $60,000;

  . interest in any transaction or series of similar transactions with the Trust, the Manager, Management Corp., Auto Company, affiliates of Auto Company, or with an officer of any such company, the value of which transaction or series of transactions exceeded $60,000, or

  . relationship(s) with the Trust, the Manager, Management Corp., Auto Company, affiliates of Auto Company, or with an officer of any such company, in an amount that exceeded $60,000.

INVESTMENT ADVISORY AGREEMENTS

BETWEEN THE TRUST AND THE MANAGER

   The Trust has an Investment Advisory and Management Services Agreement and a Transfer Agent Agreement with the Manager. The Trust also has entered into a Distribution Agreement with Management Corp. The Investment Advisory and Management Services Agreement and the Distribution Agreement may be continued beyond their current terms only so long as such continuance is specifically approved at least annually by the Board of Trustees of the Trust or by vote of a majority of the outstanding shares of the Trust and, in either case, by vote of a majority of the Trustees who are not interested persons of any party to such agreement, except in their capacity as Trustees of the Trust, cast in person at a meeting called for the purpose of voting on such approval.

   In considering the approval of the Investment Advisory and Management Services Agreement, the Board of Trustees considered multiple factors based upon information that the board received from the Manager and reports from Lipper, Inc. relating to each Fund's performance and expenses of a peer group and universe. First, the Board of Trustees considered the nature and quality of the advisory services provided by the Manager to the Funds. In that regard, the Board considered how each Fund is performing relative to specified indices and relative to other funds with similar investment objectives, including funds with similar objectives offered by major insurance companies. The board also examined the Manager's responsiveness and high level of integrity. The board then considered the profitability of the Investment Advisory and Management Services Agreement to the Manager, including the competitive fees the Manager charges the Funds and the Funds overall expense ratios. The Board of Trustees also considered the level of advisory fees charged by the Manager to the Trust compared to what other investment advisers charge other similar investment companies and concluded that the level of fees was appropriate. The Board further examined that the Fund's shareholders have benefited from economies of scale as the Funds have grown larger.

   Relying on the factors discussed above, the Board of Trustees of the Trust unanimously approved continuation of the Investment Advisory and Management Services Agreement at a Board meeting held on June 18, 2004.

   The Investment Advisory and Management Services Agreement and the Distribution Agreement may be terminated upon 60 days' written notice by any of the parties to the agreement, or by a majority vote of the outstanding shares, and will terminate automatically upon its assignment by any party. There is a Service Agreement among the Trust, the Manager and Auto Company, and a Service Agreement among the Trust, Management Corp., and Auto Company.

   Since its inception in 1967, the Manager's principal business has been to act as investment adviser, transfer agent and dividend disbursing agent for the funds in the State Farm family of mutual funds.

   Pursuant to the Investment Advisory and Management Services Agreement, the
Manager: (1) acts as each Fund's investment adviser; (2) manages each Fund's investments; (3) administers each Fund's business affairs; (4) provides clerical personnel, suitable office space, necessary facilities and equipment and administrative services; and (5) permits its officers and employees to serve as trustees, officers and agents of the Trust, without compensation from the Trust, if duly elected or appointed.

   The Manager (under the supervision of the Board of Trustees) continuously furnishes an investment program for the Funds (other than the Equity Fund, the Small Cap Equity Fund, International Equity Fund and the Equity Index Funds and the LifePath Funds) and is responsible for monitoring the performance of the Equity Fund, the Small Cap Equity, the International Equity Fund, the Equity Index Funds and the LifePath Funds. In carrying out its obligations to manage the investment and reinvestment of the assets of these Funds, the Manager performs research and obtains and evaluates pertinent economic, statistical and financial data relevant to the investment policies of these Funds.


   As compensation for the services and facilities furnished, each Fund pays a management fee (computed on a daily basis and paid quarterly) at the annual rates shown below:


              Equity Fund.................... 0.60% of net assets
              Small Cap Equity Fund.......... 0.80% of net assets
              International Equity Fund...... 0.80% of net assets
              S&P 500 Index Fund............. 0.15% of net assets
              Small Cap Index Fund........... 0.35% of net assets
              International Index Fund....... 0.50% of net assets
              Equity and Bond Fund........... 0.40% of net assets
              Bond Fund...................... 0.10% of net assets
              Tax Advantaged Bond Fund....... 0.10% of net assets
              Money Market Fund.............. 0.10% of net assets
              State Farm LifePath Income Fund 0.35% of net assets
              State Farm LifePath 2010 Fund.. 0.35% of net assets
              State Farm LifePath 2020 Fund.. 0.35% of net assets
              State Farm LifePath 2030 Fund.. 0.35% of net assets
              State Farm LifePath 2040 Fund.. 0.35% of net assets


   With respect to all six classes of shares, the Manager has agreed not to be paid an investment advisory and management services fee for performing services for the Equity and Bond Fund. The investment advisory and management services fee shown above for the Equity and Bond Fund is based on the fees that the Equity Fund and Bond Fund pay to the Manager. The Manager has agreed to reimburse the Equity and Bond Fund for all other expenses incurred, but not for the 12b-1 Distribution Fee or the Shareholder Services Fee.

   With respect to Class A, Class B and the Institutional Class shares, the Manager will reimburse each Fund, if and to the extent, the Fund's total annual operating expenses exceed the following percentages of the Fund's average net assets:

                                      Class A Class B Institutional Class
                                      ------- ------- -------------------
      Equity Fund....................  1.20%   1.60%         0.95%
      Small Cap Equity Fund..........  1.40%   1.80%         1.15%
      International Equity Fund......  1.50%   1.90%         1.25%
      S&P 500 Index Fund.............  0.80%   1.20%         0.55%
      Small Cap Index Fund...........  0.95%   1.35%         0.70%
      International Index Fund.......  1.15%   1.55%         0.90%
      Equity and Bond Fund...........  0.25%   0.65%          None
      Bond Fund......................  0.70%   1.10%         0.45%
      Tax Advantaged Bond Fund.......  0.70%   1.10%         0.45%
      Money Market Fund..............  0.60%   1.00%         0.45%
      State Farm LifePath Income Fund  1.30%   1.70%         1.05%
      State Farm LifePath 2010 Fund..  1.30%   1.70%         1.05%
      State Farm LifePath 2020 Fund..  1.30%   1.70%         1.05%
      State Farm LifePath 2030 Fund..  1.30%   1.70%         1.05%
      State Farm LifePath 2040 Fund..  1.30%   1.70%         1.05%

   With respect to Class R-1, R-2 and R-3 shares of the Funds, other than the Equity and Bond Fund and the Tax Advantaged Bond Fund, the Manager has agreed to reimburse the Funds, if, and to the extent, "other expenses" incurred by the Fund, exceed the following expense reimbursement thresholds:

                                                         Expense
                                                      Reimbursement
             Fund                                       Threshold
             ----                                     -------------
             Equity Fund.............................     0.10%
             Small Cap Equity Fund...................     0.10%
             International Equity Fund...............     0.20%
             S&P 500 Index Fund......................     0.10%
             Small Cap Index Fund....................     0.10%
             International Index Fund................     0.15%
             Bond Fund...............................     0.10%
             Money Market Fund.......................     0.10%
             LifePath Income Fund....................     0.10%
             LifePath 2010 Fund......................     0.10%
             LifePath 2020 Fund......................     0.10%
             LifePath 2030 Fund......................     0.10%
             LifePath 2040 Fund......................     0.10%

   Other expenses incurred by a Fund include all expenses incurred by the Fund other than:

      i) the investment advisory and management services fees charged by Adviser,


      ii) with respect to those Funds that invest their assets into a series of the Master Fund, the management and administrative fees charged by the investment adviser to the Master Fund,


      iii) 12b-1 distribution fees, and

      iv) shareholder servicing fees charged to the Fund.

The reimbursement arrangements set forth above and the reimbursement arrangement for the Equity and Bond Fund are voluntary and may be eliminated by the Manager at any time.


   As described below, the Manager has engaged Capital Guardian as the investment sub-adviser for the Equity Fund, the Small Cap Equity Fund and the International Equity Fund, and has engaged Northern Trust as the investment sub-adviser for the Small Cap Index Fund and the International Index Fund.


   Pursuant to the Service Agreement, Auto Company provides the Manager with certain personnel, services and facilities to enable the Manager to perform its obligations to the Trust. The Manager reimburses Auto Company for such costs, direct and indirect, as are fairly attributable to the services performed and the facilities provided by Auto Company under the separate service agreement. Accordingly, the Trust makes no payment to Auto Company under the Service Agreement.

   For calendar years 2002-2004, the Funds paid the following advisory fees to the Manager.

                                                 Gross Fee Paid            Expense Reimbursement
                                         ------------------------------- --------------------------
                                            2004       2003       2002     2004     2003     2002
-                                        ---------- --------    -------- -------- -------- --------
Equity Fund............................. $1,376,966 $871,147    $449,677 $      0 $ 18,644 $ 20,286
Small Cap Equity Fund................... $  853,762 $578,311    $400,117 $ 47,219 $ 56,617 $ 39,759
International Equity Fund............... $  505,895 $363,283    $315.493 $114,012 $187,870 $196,080
S&P 500 Index Fund...................... $  575,652 $287,317    $117,014 $      0 $171,116 $ 51,088
Small Cap Index Fund.................... $  478,568 $254,371    $147,798 $ 41,438 $163,605 $ 58,079
International Index Fund................ $  218,288 $128,825    $102,308 $ 55,645 $101,956 $ 49,871
Equity & Bond Fund...................... $        0 $      0    $      0 $130,170 $118,707 $ 73,343
Bond Fund............................... $  233,081 $176,830    $ 84,603 $      0 $  4,444 $  5,582
Tax Advantaged Bond Fund................ $   97,959 $ 88,836    $ 63,221 $  3,507 $  2,281 $  9,324
Money Market Fund....................... $   85,848 $ 67,032    $ 26,289 $ 27,654 $ 29,715 $ 30,490
State Farm LifePath Income Fund......... $  207,903 $ 37,120(1)      N/A $ 30,254 $ 50,476      N/A
State Farm LifePath 2010 Fund........... $  398,409 $ 52,297(1)      N/A $ 19,377 $ 48,687      N/A
State Farm LifePath 2020 Fund........... $  540,693 $ 64,344(1)      N/A $ 21,422 $ 48,214      N/A
State Farm LifePath 2030 Fund........... $  312,529 $ 33,991(1)      N/A $ 52,004 $ 53,486      N/A
State Farm LifePath 2040 Fund........... $  175,234 $ 16,901(1)      N/A $ 75,993 $ 55,791      N/A

                                           Net Fee (after expense reimbursement)
                                           ----------------------------------
                                              2004           2003        2002
  -                                        ----------    ---------     --------
  Equity Fund............................. $1,376,966    $ 852,503     $429,391
  Small Cap Equity Fund................... $  806,543    $ 521,694     $360,358
  International Equity Fund............... $  391,883    $ 175,413     $119,413
  S&P 500 Index Fund...................... $  575,652    $ 116,201     $ 65,926
  Small Cap Index Fund.................... $  437,130    $  90,766     $ 89,719
  International Index Fund................ $  162,643    $  26,869     $ 52,437
  Equity & Bond Fund...................... $ (130,170)   $(118,707)    $(73,343)
  Bond Fund............................... $  233,081    $ 172,386     $ 79,021
  Tax Advantaged Bond Fund................ $   94,452    $  86,555     $ 53,897
  Money Market Fund....................... $   58,194    $  37,317     $ (4,201)
  State Farm LifePath Income Fund......... $  177,649    $ (13,356)(1)      N/A
  State Farm LifePath 2010 Fund........... $  379,032    $   3,610(1)       N/A
  State Farm LifePath 2020 Fund........... $  519,271    $  16,130(1)       N/A
  State Farm LifePath 2030 Fund........... $  260,525    $ (19,495)(1)      N/A
  State Farm LifePath 2040 Fund........... $   99,241    $ (38,890)(1)      N/A

--------
(1)Commenced investment operations on May 9, 2003

   The advisory fees are allocated to the different classes of shares pro-rata based on net assets.

   The Trust is responsible for payment of all expenses it may incur in its operation and all of its general administrative expenses except those expressly assumed by the Manager. These include (by way of description and not of limitation), any share redemption expenses, expenses of portfolio transactions, shareholder servicing costs, pricing costs (including the daily calculation of net asset value), interest on borrowings by the Trust, charges of the custodian and transfer agent, cost of auditing services, Independent Trustees' fees, legal expenses, all taxes and fees, investment advisory fees, certain insurance premiums, cost of maintenance of corporate existence, investor services (including allocable personnel and telephone expenses), costs of printing and mailing updated Trust prospectuses to shareholders, costs of preparing, printing, and mailing proxy statements and shareholder reports to shareholders, the cost of paying dividends, capital gains distribution, costs of Trustee and shareholder meetings, dues to trade organizations, and any extraordinary expenses, including litigation costs in legal actions involving the Trust, or costs related to indemnification of Trustees, officers and employees of the Trust.

   The Board of Trustees of the Trust determines the manner in which expenses are allocated among the Funds of the Trust. The Board allocates those expenses associated with a specific Fund to that Fund. Those expenses which are paid for the benefit of all the Funds are allocated pro-rata based upon each Fund's net assets.

   The Investment Advisory and Management Services Agreement also provide that the Manager shall not be liable to the Trust or to any shareholder for any error of judgment or mistake of law or for any loss suffered by the Trust or by any shareholder in connection with matters to which the such Agreements relate, except for a breach of fiduciary duty or a loss resulting from willful misfeasance, bad faith, gross negligence, or reckless disregard on the part of the Manager in the performance of its duties thereunder.

BETWEEN BGFA AND THE MASTER PORTFOLIOS

   BGFA is investment adviser to the Master Portfolios. BGFA is an indirect subsidiary of Barclays Bank PLC. Pursuant to Investment Advisory Contracts ("Master Portfolio Advisory Contracts") with the Master Fund, BGFA provides investment guidance and policy direction in connection with the management of the Master Portfolios' assets. Pursuant to the Master Portfolio Advisory Contracts, BGFA furnishes to the Master Fund's Boards of Trustees periodic reports on the investment strategy and performance of the Master Portfolios. The Master Portfolio Advisory Contracts are required to be approved annually
(i) by the holders of a majority of the Master Fund's outstanding voting securities or by the Master Fund's Boards of Trustees and (ii) by a majority of the Trustees of the Master Fund who are not parties to the Master Portfolio Advisory Contract or "interested persons" (as defined in the 1940 Act) of any such party. The Master Portfolio Advisory Contracts may be terminated on 60 days' written notice by either party and will terminate automatically if assigned.

   BGFA is entitled to receive monthly fees as compensation for its advisory services to each Master Portfolio as described below:


                       Fund               Annual Management Fee
                       ----               ---------------------
             S&P 500 Index Master       0.05% of average daily
               Portfolio............... net assets
             LifePath Retirement        0.35% of average daily
               Master Portfolio........ net assets
             LifePath 2010 Master       0.35% of average daily
               Portfolio............... net assets
             LifePath 2020 Master       0.35% of average daily
               Portfolio............... net assets
             LifePath 2030 Master       0.35% of average daily
               Portfolio............... net assets
             LifePath 2040 Master       0.35% of average daily
               Portfolio............... net assets



The Master Portfolio Advisory Contracts provide that the advisory fee is accrued daily and paid monthly. This advisory fee is an expense of the Master Portfolios borne proportionately by their interestholders, such as the S&P 500 Index Fund and the LifePath Funds. The administration fee is designed to compensate BGFA for custody costs and administration expenses.


   BGFA has agreed to provide to the Master Portfolios, among other things, money market security and fixed-income research, analysis and statistical and economic data and information concerning interest rate and security market trends, portfolio composition, credit conditions and average maturities of the Master Portfolio's investment portfolio.

   Underlying Funds. BGFA serves as investment adviser to each of the Underlying Funds, with the exception of the Barclays Global Investors Institutional Money Market Fund, which invests in a corresponding Master Portfolio advised by BGFA. Each Master Portfolio, as a shareholder of the Underlying Funds, bears a pro-rata share of the Underlying Funds' advisory fees, which are based on the aggregate net assets, as listed in chart below.

     Underlying Fund                                           Advisory Fee
     ---------------                                           ------------
     Master Fund Active Stock Master Portfolio................     0.25%
     Master Fund CoreAlpha Bond Master Portfolio..............     0.25%
     iShares S&P 500 Index Fund...............................     0.09%
     iShares S&P MidCap 400 Index Fund........................     0.20%
     iShares Russell 2000 Index Fund..........................     0.20%
     iShares Russell MidCap Index Fund........................     0.20%
     iShares Cohen & Steers Realty Majors Index Fund..........     0.35%
     iShares MSCI EAFE Index Fund.............................     0.35%
     iShares MSCI Emerging Markets Index Fund.................     0.75%
     iShares Lehman U.S. Aggregate Bond Fund..................     0.20%
     Barclays Global Investors Institutional Money Market Fund     0.10%
     iShares S&P Small Cap 600 Index Fund.....................     0.20%
     iShares Lehman TIPS Bond Fund............................     0.20%

   For more information on other fees and the process through which each Underlying Fund's Board of Trustees approves an investment advisory agreement, please see the respective Underlying Fund's SAI.

   BGFA has agreed to waive investment advisory fees charged to the Master Portfolios in an amount equal to the investment advisory fees charged to the Underlying Funds in order to avoid duplication of such fees. In addition, BGI may receive fees as administrator of certain of the Underlying Funds; however, BGFA has agreed to waive from investment advisory fees charged to the Master Portfolios an amount equal to the administration and other fees charged to those Underlying Funds.

BETWEEN THE MANAGER AND CAPITAL GUARDIAN


   Pursuant to the separate sub-advisory agreement described below, the Manager has engaged Capital Guardian as the investment sub-adviser to provide day-to-day portfolio management for the Equity Fund, the Small Cap Equity Fund and the International Equity Fund. Capital Guardian manages the investments of the Equity Fund, the Small Cap Equity Fund and the International Equity Fund, determining which securities or other investments to buy and sell for each, selecting the brokers and dealers to effect the transactions, and negotiating commissions. In placing orders for securities transactions, Capital Guardian follows the Manager's policy of seeking to obtain the most favorable price and efficient execution available.

   For its services, the Manager pays Capital Guardian an investment sub-advisory fee equal to a percentage of the average daily net assets of each of the Equity Fund, Small Cap Equity Fund and International Equity Fund at the rates set forth below. The fee is accrued daily and paid to Capital Guardian quarterly. The rates upon which the fee is based are as follows:



                                  Annual Management Fee, Based on Average
                  Fund                      Daily Net Assets
                  ----            ------------------------------------
        Equity Fund.............. On the first $25 million     --   0.55%
                                  $25 million to $50 million   --   0.40%
                                  Over $50 million             --  0.275%
                                                               --  -----
        Small Cap Equity Fund.... On the first $25 million     --   0.75%
                                  $25 million to $50 million   --   0.60%
                                  $50 million to $100 million  --  0.425%
                                  Over $100 million            --  0.375%
                                                               --  -----
        International Equity Fund On the first $25 million     --   0.75%
                                  $25 million to $50 million   --   0.60%
                                  $50 million to $250 million  --  0.425%
                                                               --
                                                               --  -----
                                  Over $250 million            --  0.375%
                                                               --  -----


   The sub-advisory agreement is not assignable and may be terminated without penalty upon 60 days written notice at the option of the Manager or Capital Guardian, or by the Board of Trustees of the Trust or by a vote of a majority of the outstanding shares of the class of stock representing an interest in the appropriate Fund. The sub-advisory agreement provides that it shall continue in effect for two years and can thereafter be continued for each Fund from year to year so long as such continuance is specifically approved annually (a) by the Board of Trustees of the Trust or by a majority of the outstanding shares of the Fund and (b) by a majority vote of the Trustees who are not parties to the agreement, or interested persons of any such party, cast in person at a meeting held for that purpose.


   In considering the approval of the investment sub-advisory agreement, the Board of Trustees considered multiple factors based upon information that the board received from the Manager and reports from Lipper, Inc. relating to the Equity Fund's, the Small Cap Equity Fund's and International Equity Fund's performance and expenses of a peer group and universe. First, the Board of Trustees considered the nature and quality of the sub-advisory services provided (or to be provided) by Capital Guardian to these Funds. In that regard and with respect to Funds that had commenced investment operations, the Board considered how each Fund is performing relative to specified indices and relative to other funds with similar investment objectives, including funds with similar objectives offered by major insurance companies. The board also examined Capital Guardian's responsiveness and high level of integrity. The board then considered the fees Capital Guardian charges as sub-advisor and the overall expense ratios of the Equity Fund, the Small Cap Equity Fund and the International Equity Fund. The Board of Trustees also considered the level of sub-advisory fees charged by Capital Guardian compared to what other investment advisers charge other similar investment companies and concluded that the level of sub-advisory fees was appropriate. The Board further examined that with respect to the Funds that had commenced investment operations, each Fund's shareholders have benefited from economies of scale as the Funds have grown larger.



   Relying on the factors discussed above, the Trust's Board of Trustees unanimously approved amending the investment sub-advisory agreement appointing Capital Guardian as sub-adviser to the Equity Fund. The Board took this action at a meeting held March 18, 2005. With respect to the Small Cap Equity Fund and the International Equity Fund, the Board approved continuing the sub-advisory agreement with Capital Guardian at a meeting held June 18, 2004.

BETWEEN THE MANAGER AND NORTHERN TRUST



   Pursuant to the separate sub-advisory agreement described below, the Manager has engaged Northern Trust as the investment sub-adviser to provide day-to-day portfolio management for the Small Cap Index Fund and the International Index Fund. Northern Trust manages the investments of the Small Cap Index Fund and the International Index Fund, determining which securities or other investments to buy and sell for each, selecting the brokers and dealers to effect the transactions, and negotiating commissions. In placing orders for securities transactions, Northern Trust follows the Manager's policy of seeking to obtain the most favorable price and efficient execution available.



   For its services, the Manager pays Northern Trust an investment sub-advisory fee equal to a percentage of the average daily net assets of each of Small Cap Index Fund and International Index Fund at the rates set forth below. The fee is accrued daily and paid to Northern Trust quarterly. The rates upon which the fee is based are as follows:



State Farm Small Cap Index Fund:



          On the first $150 million. 0.13% of average daily net assets
          Over $150 million......... 0.10% of average daily net assets



State Farm International Index Fund:



             On the first $150 million.    0.13% of average daily
                                                       net assets
             Over $150 million.........    0.10% of average daily
                                                       net assets



   The sub-advisory agreement is not assignable and may be terminated without penalty upon 60 days written notice at the option of the Manager or Northern Trust, or by the Board of Trustees of the Trust or by a vote of a majority of the outstanding shares of the class of stock representing an interest in the appropriate Fund. The subadvisory agreement provides that it shall continue in effect for two years and can thereafter be continued for each Fund from year to year so long as such continuance is specifically approved annually (a) by the Board of Trustees of the Trust or by a majority of the outstanding shares of the Fund and (b) by a majority vote of the Trustees who are not parties to the agreement, or interested persons of any such party, cast in person at a meeting held for that purpose.



   Approval of the Proposed Northern Trust Sub-Advisory Agreement: Prior to a meeting of the Board of Trustees held March 18, 2005, the Manager had sent to Northern Trust a request for information to be provided to the Board in connection with their consideration of the proposed sub-advisory agreement between the Trust, the manager and Northern Trust (the "Proposed Northern Trust Sub-Advisory Agreement"). Northern Trust provided materials to the Board that included responses to that request, other information Northern Trust and the Manager believed useful in evaluating the Proposed Northern Trust Sub-Advisory Agreement and reports prepared by Lipper Inc. relating to the performance and expenses of the Small Cap Index Fund and International Index Fund. In addition, the Board had received and reviewed a memorandum from the independent legal counsel to the Independent Trustees regarding their responsibilities.



   The Board first considered the past performance of Northern Trust in managing small cap and international equity index products. The Manager advised the Board that Northern Trust is the third largest provider of index products in the U.S. and utilizes a proprietary, quantitative model that analyzes liquidity and trading to minimize the impact of trading costs on an index strategy. The Manager further advised the Board that Barclays and Northern Trust are responsible for a large percentage of the total index product market share in the U.S. and that the Manager is comfortable with Northern Trust's index process, compliance procedures and tracking of the respective indices. The Board also considered the three-, five- and ten-year performance of the NT Small Cap Index Composite as compared to the Russell 2000 Index during those time periods, as well as the annual performance of each since 2001, and the three-, five- and ten-year performance of the NT International Index

Composite as compared to the MSCI EAFE Index during those time periods, as well as annual performance for each year since 2001.



   The Board next considered the investment performance of other investment funds that are managed by Northern Trust with similar strategies to those of the Small Cap Index Fund and International Index Fund. The Board noted that because Northern Trust is proposed to execute an index strategy, the performance of those other funds differed only because of the internal expense structure of each of those funds, not because of Northern Trust's services and performance.



   After considering all of the above information, the Board concluded that Northern Trust's experience in providing index product advisory services was satisfactory and that it could provide satisfactory sub-advisory services to the Small Cap Index Fund and the International Index Fund, such that the performance of these Funds would be substantially in-line with the performance of the respective benchmark index that each Fund tracks.



   The Board next considered the services that Northern Trust proposes to provide to the Small Cap Index Fund and International Index Fund. The Board considered the fact that Northern Trust has agreed to make available detailed analytics on the Small Cap Index Fund and International Index Fund for due diligence review, along with access to investment personnel, as well as provide marketing support in the field for large group audiences of State Farm agents and/or shareholders of the Small Cap Index Fund and International Index Fund. The Board next considered the general reputation, financial resources and business activities of Northern Trust. After considering this information, the Board concluded that Northern Trust had sufficient resources and expertise to capably manage the Small Cap Index Fund and International Index Fund in accordance with their respective indexes.



   The Board next considered the costs of the services Northern Trust proposes to provide. The Board first considered that Northern Trust's proposed fees were lower by almost half from the bids that the Manager had received from other index product providers. The Manager also advised the Board that--similar to Auto Company's relationship with Capital Guardian--because of the overall relationship between Northern Trust and Auto Company, the overall fees charged by Northern Trust were extremely low. Given that providing investment sub-advice to the index funds was almost a commodity business, the Board concluded that Northern Trust's proposed fees were extremely competitive and would be in the best interests of shareholders.



   The Trustees next considered Northern Trust's legal and compliance infrastructure, including how Northern Trust complies with regulatory requirements and concluded that Northern Trust's compliance system was sufficiently robust, including particularly related to how it proposes to ensure compliance with the Small Cap Index Fund and International Index Fund' prospectus limitations and other applicable regulatory requirements.



   The Trustees next considered Northern Trust's practices regarding the selection and compensation of brokers and dealers that would execute portfolio transactions for the Small Cap Index Fund and the International Index Fund, and those brokers' and dealers' provision of brokerage and research services to Northern Trust. The Trustees also considered Northern Trust's soft dollar practices. The Trustees concluded that each of those practices appeared to be consistent with regulatory requirements.



   The Trustees next considered the lack of any compensation that would be paid by the Small Cap Index Fund and International Index Fund to affiliates of Northern Trust as a result of the new relationship (including not utilizing an affiliated broker/dealer of Northern Trust to execute trades for these Funds), and concluded that the lack of any ancillary, or so-called "fallout" benefits would enable Northern Trust to manage the assets of the Small Cap Index Fund and International Index Fund Index Fund in a manner that appeared to be free of conflicts of interest.



   The Board did not take into account the extent to which economies of scale would be realized as the Small Cap Index Fund and International Index Fund' asset grow, because the fee that the Index Funds pay is to the Manager. However, the Board noted that the low fee that the Manager was required to pay Northern Trust, including the breakpoints therein, and determined to monitor the overall fees paid by the Small Cap Index Fund and International Index Fund to ensure that those fees remain appropriate. The Board also did not take into account the projected profits of Northern Trust for acting as sub-adviser to the Small Cap Index Fund and International Index Fund, because the proposed relationship had not yet commenced and it would be difficult to project those profits.



   Based on the Trustees' deliberations and their evaluation of the information described above, the Trustees, including all of the Independent Trustees, unanimously approved the Proposed Northern Trust Sub-Advisory Agreement at a meeting held March 18, 2005.


                              PORTFOLIO MANAGERS

   The information provided below is as of December 31, 2004, the Funds' most recently completed calendar year.

Other Accounts Managed


       Capital Guardian as Sub-Adviser for the State Farm Equity Fund/5/



(a)(1) Identity of Portfolio Managers (a)(2) For each person identified in column (a)(1), provide number of other accounts of Capital Guardian managed by the person within each category below and the total assets in the accounts managed within each category below
                                      ---------------------------------------------------------------------------
                                      Registered Investment          Other Pooled
                                           Companies/1/         Investment Vehicles/2/    Other Accounts/3,4/
                                      ------------------------- ------------------------ ------------------------
                                       Number        Total       Number       Total       Number       Total
                                         of         Assets         of        Assets         of        Assets
                                      Accounts   (in billions)  Accounts  (in billions)  Accounts  (in billions)
                                      --------   -------------  --------  -------------  --------  -------------
        Miller, Karen A..............    12          $6.37         15         $2.91        102        $23.56
        Samuels, Theodore R..........     9          $5.46          8         $1.61        460        $27.06
        Stein, Eugene P..............    11          $6.27         14         $6.26        142        $39.83

--------

1 Assets noted represent the total net assets of registered investment companies and are not indicative of the total assets managed by the individual which will be a substantially lower amount.


2 Assets noted represent the total net assets of other pooled investment vehicles and are not indicative of the total assets managed by the individual which will be a substantially lower amount.


3 Assets noted represent the total net assets of other accounts and are not indicative of the total assets managed by the individual which will be a substantially lower amount.


4 Reflects other professionally managed accounts held at Capital Guardian or companies affiliated with Capital Guardian. Personal brokerage accounts of portfolio manager and their families are not reflected.


5  Capital Guardian became the sub-advisor to the Equity Fund on September 1,
   2005.



       Capital Guardian as Sub-Adviser to the State Farm Equity Fund/4/





(a)(1)Identity of Portfolio Managers (a)(3) For each person identified in column (a)(1), provide number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
                                     --------------------------------------------------------------------
                                     Registered Investment          Other Pooled
                                          Companies/1/         Investment Vehicles/2/   Other Accounts/3/
                                     ----------------------    ---------------------- ----------------------
                                      Number         Total      Number      Total      Number      Total
                                        of          Assets        of       Assets        of       Assets
                                     Accounts    (in billions) Accounts (in billions) Accounts (in billions)
                                     --------    ------------- -------- ------------- -------- -------------
        Miller, Karen A.............    0            $ --         0         $ --         3         $2.60
        Samuels, Theodore R.........    0            $ --         0         $ --         3         $2.60
        Stein, Eugene P.............    0            $ --         0         $ --         8         $6.21

--------

1 Assets noted represent the total net assets of registered investment companies and are not indicative of the total assets managed by the individual which will be a substantially lower amount.


2 Assets noted represent the total net assets of other pooled investment vehicles and are not indicative of the total assets managed by the individual which will be a substantially lower amount.


3 Assets noted represent the total net assets of other accounts and are not indicative of the total assets managed by the individual which will be a substantially lower amount.


4  Capital Guardian became the sub-advisor to the Equity Fund on September 1,
   2005.



   Paul Eckley, a portfolio manager for the Equity and Bond Fund, manages other investment accounts and portfolios. The number of other accounts and their total assets, segregated by category, managed by Mr. Eckley include the following:


..  Other Registered Investment Companies: 2 accounts, $3.6 billion in assets

..  Other Pooled Investment Vehicles: 0 accounts

..  Other Accounts: 12 accounts, $43 billion in assets

   John Concklin, a portfolio manager for the Equity Fund and the Equity and Bond Fund, manages other investment accounts and portfolios. The number of other accounts and their total assets, segregated by category, managed by Mr. Concklin include the following:

..  Other Registered Investment Companies: 2 accounts, $3.6 billion in assets

..  Other Pooled Investment Vehicles: 0 accounts

..  Other Accounts: 12 accounts, $43 billion in assets

   Donald Heltner, a portfolio manager for the Equity and Bond Fund, the Bond Fund, the Money Market Fund and the Tax Advantaged Bond Fund, manages other investment accounts and portfolios. The number of other accounts and their total assets, segregated by category, managed by Mr. Heltner include the following:

..  Other Registered Investment Companies: 7 accounts, $1.3 billion in assets

..  Other Pooled Investment Vehicles: 0 accounts

..  Other Accounts: 20 accounts, $86.6 billion in assets

   Duncan Funk, a portfolio manager for the Equity Fund, Equity and Bond Fund, the Bond Fund, and the Money Market Fund, manages other investment accounts and portfolios. The number of other accounts and their total assets, segregated by category, managed by Mr. Funk include the following:

..  Other Registered Investment Companies: 6 accounts, $894.2 million in assets

..  Other Pooled Investment Vehicles: 0 accounts

..  Other Accounts: 22 accounts, $66.4 billion in assets

   Robert Reardon, a portfolio manager for the Tax Advantaged Bond Fund, manages other investment accounts and portfolios. The number of other accounts and their total assets, segregated by category, managed by Mr. Reardon include the following:

..  Other Registered Investment Companies: 1 account, $446.2 million in assets

..  Other Pooled Investment Vehicles: 0 accounts

..  Other Accounts: 22 accounts, $20.7 billion in assets

  Capital Guardian Trust Company as Sub-Adviser for the State Farm Small Cap
                                  Equity Fund


(a)(1) Identity of Portfolio Managers (a)(2) For each person identified in column (a)(1), provide number of other accounts of the Capital Guardian Trust Company managed by the person within each category below and the total assets in the accounts managed within each category below
                                      ---------------------------------------------------------------------------
                                      Registered Investment          Other Pooled
                                           Companies/1/         Investment Vehicles/2/    Other Accounts/3,4/
                                      ------------------------- ------------------------ ------------------------
                                       Number        Total       Number       Total       Number       Total
                                         of         Assets         of        Assets         of        Assets
                                      Accounts   (in billions)  Accounts  (in billions)  Accounts  (in billions)
                                      --------   -------------  --------  -------------  --------  -------------
         Michael R. Ericksen.........    12          $6.30         23        $18.24        408        $103.86
         Jim S. Kang.................    10          $5.50         11        $ 2.66         96        $ 22.12
         Karen A. Miller.............    11          $6.25         15        $ 2.91        102        $ 23.56
         Kathryn M. Peters...........     2          $0.79          5        $ 1.12          8        $  1.56
         Lawrence R. Solomon.........     2          $0.79          5        $ 1.12          8        $  1.56

--------
1 Assets noted represent the total net assets of registered investment companies and are not indicative of the total assets managed by the individual which will be a substantially lower amount.
2 Assets noted represent the total net assets of other pooled investment vehicles and are not indicative of the total assets managed by the individual which will be a substantially lower amount.
3 Assets noted represent the total net assets of other accounts and are not indicative of the total assets managed by the individual which will be a substantially lower amount.
4 Reflects other professionally managed accounts held at Capital Guardian Trust Company or companies affiliated with Capital Guardian Trust Company. Personal brokerage accounts of portfolio manager and their families are not reflected.

   Capital Guardian Trust Company as Sub-Adviser to the State Farm Small Cap
                                  Equity Fund

(a)(1) Identity of Portfolio Managers of (a)(3) For each person identified in column (a)(1), provide number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
                                         --------------------------------------------------------------------
                                         Registered Investment          Other Pooled
                                              Companies/1/         Investment Vehicles/2/  Other Accounts/3,4/
                                         ----------------------    ---------------------- ----------------------
                                          Number         Total      Number      Total      Number      Total
                                            of          Assets        of       Assets        of       Assets
                                         Accounts    (in billions) Accounts (in billions) Accounts (in billions)
                                         --------    ------------- -------- ------------- -------- -------------
          Michael R. Ericksen...........    0            $ --         0         $ --         61       $24.71
          Jim S. Kang...................    0            $ --         0         $ --          3       $ 2.60
          Karen A. Miller...............    0            $ --         0         $ --          3       $ 2.60
          Kathryn M. Peters.............    0            $ --         0         $ --          0       $   --
          Lawrence R. Solomon...........    0            $ --         0         $ --          0       $   --

--------
1 Assets noted represent the total net assets of registered investment companies and are not indicative of the total assets managed by the individual which will be a substantially lower amount.
2 Assets noted represent the total net assets of other pooled investment vehicles and are not indicative of the total assets managed by the individual which will be a substantially lower amount.
3 Assets noted represent the total net assets of other accounts and are not indicative of the total assets managed by the individual which will be a substantially lower amount.
4 Reflects other professionally managed accounts held at Capital Guardian Trust Company or companies affiliated with Capital Guardian Trust Company. Personal brokerage accounts of portfolio manager and their families are not reflected.

   Capital Guardian Trust Company as Sub-Adviser to State Farm International
                                  Equity Fund


(a)(1) Identity of Portfolio Managers (a)(2) For each person identified in column (a)(1), provide number of other accounts of the Adviser managed by the person within each category below and the total assets in the accounts managed within each category below
                                      ---------------------------------------------------------------------------
                                      Registered Investment          Other Pooled
                                           Companies/1/         Investment Vehicles/2/    Other Accounts/3,4/
                                      ------------------------- ------------------------ ------------------------
                                       Number        Total       Number       Total       Number       Total
                                         of         Assets         of        Assets         of        Assets
                                      Accounts   (in billions)  Accounts  (in billions)  Accounts  (in billions)
                                      --------   -------------  --------  -------------  --------  -------------
         David I. Fisher.............    23         $25.58         36        $47.66        379        $110.30
         Arthur J. Gromadzki.........    12         $ 3.99         10        $28.34        195        $ 51.46
         Richard N. Havas............    14         $ 4.80         23        $36.20        278        $ 83.48
         Seung Kwak..................    12         $ 3.99         11        $28.44        187        $ 49.69
         Nancy J. Kyle...............    15         $20.88         30        $44.34        230        $ 66.12
         John M.N. Mant..............    12         $ 3.99         14        $33.04        265        $ 68.01
         Christopher A. Reed.........    14         $ 4.80         15        $32.10        284        $ 70.99
         Lionel M. Sauvage...........    14         $ 4.80         21        $37.75        308        $ 94.71
         Nilly Sikorsky..............    14         $ 4.80         28        $42.12        548        $142.33
         Rudolf M. Staehelin.........    14         $ 4.80         22        $41.49        413        $104.62

--------
1 Assets noted represent the total net assets of registered investment companies and are not indicative of the total assets managed by the individual which will be a substantially lower amount.
2 Assets noted represent the total net assets of other pooled investment vehicles and are not indicative of the total assets managed by the individual which will be a substantially lower amount.
3 Assets noted represent the total net assets of other accounts and are not indicative of the total assets managed by the individual which will be a substantially lower amount.
4 Reflects other professionally managed accounts held at Capital Guardian Trust Company or companies affiliated with Capital Guardian Trust Company. Personal brokerage accounts of portfolio manager and their families are not reflected.

Capital Guardian Trust Company as Sub-Adviser for the State Farm International
                                  Equity Fund

(a)(1) Identity of Portfolio Managers (a)(3) For each person identified in column (a)(1), provide number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
                                      --------------------------------------------------------------------
                                            Registered               Other Pooled
                                      Investment Companies/1/   Investment Vehicles/2/  Other Accounts/3,4/
                                      ----------------------    ---------------------- ----------------------
                                       Number         Total      Number      Total      Number      Total
                                         of          Assets        of       Assets        of       Assets
                                      Accounts    (in billions) Accounts (in billions) Accounts (in billions)
                                      --------    ------------- -------- ------------- -------- -------------
         David I. Fisher.............    1            $0.62        4         $0.43        14       $ 9.25
         Arthur J. Gromadzki.........    1            $0.62        0         $  --        15       $ 6.01
         Richard N. Havas............    1            $0.62        0         $  --        12       $ 6.82
         Seung Kwak..................    1            $0.62        0         $  --         9       $ 6.62
         Nancy J. Kyle...............    1            $0.62        0         $  --        11       $ 6.66
         John M.N. Mant..............    1            $0.62        0         $  --        15       $ 6.07
         Christopher A. Reed.........    1            $0.62        0         $  --        31       $12.40
         Lionel M. Sauvage...........    1            $0.62        0         $  --        19       $ 9.40
         Nilly Sikorsky..............    1            $0.62        4         $0.43        80       $34.19
         Rudolf M. Staehelin.........    1            $0.62        0         $  --        39       $16.74

--------
1 Assets noted represent the total net assets of registered investment companies and are not indicative of the total assets managed by the individual which will be a substantially lower amount.
2 Assets noted represent the total net assets of other pooled investment vehicles and are not indicative of the total assets managed by the individual which will be a substantially lower amount.

3 Assets noted represent the total net assets of other accounts and are not indicative of the total assets managed by the individual which will be a substantially lower amount.
4 Reflects other professionally managed accounts held at Capital Guardian Trust Company or companies affiliated with Capital Guardian Trust Company. Personal brokerage accounts of portfolio manager and their families are not reflected.


   As of December 31, 2004, the individuals named as portfolio managers for the S&P 500 Index Master Portfolio, the Master Portfolio into which the State Farm S&P 500 Index Fund invests, were also primarily responsible for the day-to-day management of certain types of other portfolios and/or accounts in addition to the Master Portfolio, as indicated in the table below:


                                             Number of
                                           Other Accounts
                                              Managed      Total Assets
                                           -------------- ---------------
      Ed Corallo
         Registered Investment Companies..       60       $76,393,130,652
         Other Pooled Investment Vehicles.        2       $ 1,235,585,422
         Other Accounts...................        8       $ 2,338,549,334

                                             Number of
                                           Other Accounts
                                              Managed      Total Assets
                                           -------------- ---------------
      Patrick O'Connor
         Registered Investment Companies..       60       $76,393,130,652
         Other Pooled Investment Vehicles.        2       $ 1,235,585,422
         Other Accounts...................       10       $ 2,338,848,763




   As of December 31, 2004, James B. Francis, portfolio manager for the Small Cap Index Fund also was primarily responsible for the day-to-day management of certain types of other portfolios and/or accounts in addition to this Fund, as indicated in the table below:



                                                             Number of
                                                              Accounts   Total Assets
                                                            Managed that     that
                                 Total Number               Advisory Fee Advisory Fee
                                 of Accounts  Total Assets    Based on     Based on
Types of Accounts                  Managed    (in billions) Performance  Performance
-----------------                ------------ ------------- ------------ ------------
Registered Investment Companies.       5          $ 1.6          0            0
Other Pooled Investment Vehicles      37          $87.9          0            0
Other Accounts..................      93          $25.2          0            0



   As of December 31, 2004, Steven R. Wetter, portfolio manager for the International Index Fund also was primarily responsible for the day-to-day management of certain types of other portfolios and/or accounts in addition this Fund, as indicated in the table below:



                                                             Number of
                                                              Accounts   Total Assets
                                                            Managed that     that
                                 Total Number               Advisory Fee Advisory Fee
                                 of Accounts  Total Assets    Based on     Based on
Types of Accounts                  Managed    (in billions) Performance  Performance
-----------------                ------------ ------------- ------------ ------------
Registered Investment Companies.       3          $  .6          0            0
Other Pooled Investment Vehicles      10          $ 5.6          0            0
Other Accounts..................      17          $32.2          0            0

   As of December 31, 2004, the individuals named as portfolio managers for the LifePath Retirement Master Portfolio's, LifePath 2010 Master Portfolio's, LifePath 2020 Master Portfolio's, LifePath 2030 Master Portfolio's and LifePath 2040 Master Portfolio, the Master Portfolios in which the State Farm LifePath Master Portfolios invest, were also primarily responsible for the day-to-day management of certain types of other portfolios and/or accounts in addition to the LifePath Retirement Master Portfolio, LifePath 2010 Master Portfolio, LifePath 2020 Master Portfolio, LifePath 2030 Master Portfolio and LifePath 2040 Master Portfolio as indicated in the table below:

                                              Number of
                                            Other Accounts
                                               Managed      Total Assets
                                            -------------- --------------
       David Burkart
          Registered Investment Companies..       10       $3,220,190,844
          Other Pooled Investment Vehicles.       50       $4,118,947,222
          Other Accounts...................       10       $  121,530,619

                                              Number of
                                            Other Accounts
                                               Managed      Total Assets
                                            -------------- --------------
       Mariana Egan
          Registered Investment Companies..       10       $3,220,190,844
          Other Pooled Investment Vehicles.       54       $7,316,310,111
          Other Accounts...................       16       $  171,938,052


   Other than as identified above, no advisory fee is paid to the Manager, Capital Guardian, Northern Trust or BGFA based on performance for any of the accounts. Certain conflicts of interest may arise in connection with the management of multiple portfolios. Potential conflicts could include for example, conflicts in the allocation of investment opportunities and aggregated trading. The Manager, Capital Guardian, Northern Trust and BGFA have adopted policies and procedures that are designed to minimize the effects of these conflicts. The following discussion relates to potential conflicts for the named Funds.



   S&P 500 Index Master Portfolio. Certain of the portfolios or accounts for which the portfolio managers are primarily responsible for the day-to-day management seek to track the rate of return, risk profile and other characteristics of independent third-party indexes by either replicating the same combination of securities that compose those indexes or sampling the securities that compose those indexes based on objective criteria and data. The portfolio managers are required to manage each portfolio or account to meet those objectives. Pursuant to BGI and BGFA policy, investment opportunities are allocated equitably among the S&P 500 Index Master Portfolio and other portfolios and accounts. For example, under certain circumstances, an investment opportunity may be restricted due to limited supply on the market, legal constraints or other factors, in which event the investment opportunity will be allocated equitably among those portfolios and accounts, including the S&P 500 Index Master Portfolio, seeking such investment opportunity. As a consequence, from time to time the S&P 500 Index Master Portfolio may receive a smaller allocation of an investment opportunity than they would have if the portfolio managers and BGFA and its affiliates did not manage other portfolios or accounts.



   Like the S&P 500 Index Master Portfolio, the other portfolios or accounts for which the portfolio managers are primarily responsible for the day-to-day portfolio management generally pay an asset-based fee to BGFA or BGI, as applicable, for its advisory services. One or more of those other portfolios or accounts, however, may pay BGI an incentive-based fee in lieu of, or in addition to, an asset-based fee for its advisory services. A portfolio or account with an incentive-based fee would pay BGI a portion of that portfolio's or account's gains, or would pay BGI more for its services than would otherwise be the case if BGI meets or exceeds specified performance targets. By their very nature, incentive-based fee arrangements could present an incentive for BGI to devote greater resources, and allocate more investment opportunities, to the portfolios or accounts that have those fee arrangements, relative to other portfolios or accounts, in order to earn larger fees. Although BGI has an obligation to allocate resources and opportunities equitably among portfolios and accounts and intends to do so, interestholders of the S&P 500 Index Master Portfolio should be aware that, as with any group of portfolios and accounts managed by an investment adviser and/or its affiliates pursuant to varying fee arrangements, including incentive-based fee arrangements, there is the potential for a conflict-of-interest, that may result in the portfolio managers' favoring those portfolios or accounts with incentive-based fee arrangements.


   LifePath Retirement Master Portfolio, LifePath 2010 Master Portfolio, LifePath 2020 Master Portfolio, LifePath 2030 Master Portfolio and LifePath 2040 Master Portfolio. Certain of the portfolios or accounts for which the portfolio managers are primarily responsible for the day-to-day management are composed of securities the identity and amount of which are selected by a computer model that is based on prescribed, objective criteria using independent third-party data to transform independently maintained indexes. The portfolio managers are required to manage each portfolio or account to meet those objectives. Pursuant to BGI and BGFA policy, investment opportunities are allocated equitably among the LifePath Retirement Master Portfolio, LifePath 2010 Master Portfolio, LifePath 2020 Master Portfolio, LifePath 2030 Master Portfolio and LifePath 2040 Master Portfolio and other portfolios and accounts. For example, under certain circumstances, an investment opportunity may be restricted due to limited supply on the market, legal constraints or other factors, in which event the investment opportunity will be allocated equitably among those portfolios and accounts, including the LifePath Retirement Master Portfolio, LifePath 2010 Master Portfolio, LifePath 2020 Master Portfolio, LifePath 2030 Master Portfolio and LifePath 2040 Master Portfolio, seeking such investment opportunity. As a consequence, from time to time the LifePath Retirement Master Portfolio, LifePath 2010 Master Portfolio, LifePath 2020 Master Portfolio, LifePath 2030 Master Portfolio and LifePath 2040 Master Portfolio may receive a smaller allocation of an investment opportunity than they would have if the portfolio managers and BGFA and its affiliates did not manage other portfolios or accounts.

   Like the LifePath Retirement Master Portfolio, LifePath 2010 Master Portfolio, LifePath 2020 Master Portfolio, LifePath 2030 Master Portfolio and LifePath 2040 Master Portfolio, the other portfolios or accounts for which the portfolio managers are primarily responsible for the day-to-day portfolio management generally pay an asset-based fee to BGFA or BGI, as applicable, for its advisory services. One or more of those other portfolios or accounts, however, may pay BGI an incentive-based fee in lieu of, or in addition to, an asset-based fee for its advisory services. A portfolio or account with an incentive-based fee would pay BGI a portion of that portfolio's or account's gains, or would pay BGI more for its services than would otherwise be the case if BGI meets or exceeds specified performance targets. By their very nature, incentive-based fee arrangements could present an incentive for BGI to devote greater resources, and allocate more investment opportunities, to the portfolios or accounts that have those fee arrangements, relative to other portfolios or accounts, in order to earn larger fees. Although BGI has an obligation to allocate resources and opportunities equitably among portfolios and accounts and intends to do so, interestholders of the LifePath Retirement Master Portfolio, LifePath 2010 Master Portfolio, LifePath 2020 Master Portfolio, LifePath 2030 Master Portfolio and LifePath 2040 Master Portfolio should be aware that, as with any group of portfolios and accounts managed by an investment adviser and/or its affiliates pursuant to varying fee arrangements, including incentive-based fee arrangements, there is the potential for a conflict-of-interest, that may result in the portfolio managers' favoring those portfolios or accounts with incentive-based fee arrangements.


   Small Cap Index Fund and International Index Fund. The Northern Trust portfolio managers responsible for managing the Small Cap Index Fund and the International Index Fund often are responsible for managing one or more other investment accounts, including separate accounts and other pooled investment vehicles. A portfolio manager may manage a separate account or other pooled investment vehicle that may have a materially higher or lower fee arrangement with Northern Trust. The side-by-side management of these accounts may raise potential conflicts of interest relating to cross trading, the allocation of investment opportunities and the aggregation and allocation of trades. In addition, while portfolio managers generally only manage accounts with similar investment strategies, it is possible that due to varying investment restrictions among accounts that certain investments could be made for some accounts and not others or conflicting investment positions could be taken among accounts.

   Northern Trust has a fiduciary responsibility to manage all client accounts in a fair and equitable manner. It seeks to provide best execution of all securities transactions and aggregate and then allocate securities to client accounts in a fair and timely manner. To this end, Northern Trust has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management. In addition, Northern Trust has adopted policies limiting the circumstances under which cross-trades may be effected between a Fund and another one of its client accounts. Northern Trust conducts periodic reviews of trades for consistency with these policies.


                                 Compensation


   Portfolio managers of the Equity and Bond Fund, the Bond Fund, the Tax Advantaged Bond Fund and the Money Market Fund. Compensation paid to Messrs. Paul Eckley, John Concklin, Donald Heltner and Duncan Funk is based upon the overall job performance in managing the investment accounts for Auto Company and its affiliates, as well as the Funds. These portfolio managers' compensation packages consist of a base salary, incentive compensation, and other benefits. The base salary is fixed and is competitive with industry standards. Portfolio managers may elect to defer a portion of their fixed salary. Incentive compensation is discretionary and is determined by Auto Company annually by reference to several objective factors as well as investment results. The factors considered to determine incentive compensation for equity portfolio managers include adherence to investment philosophy; development of dividend income; tax efficiency; risk management; long term returns; and departmental oversight. The portfolio manager's performance in comparison to those factors is considered by members of Auto Company's executive management. The evaluation is subjective in nature, from a perspective to reward long-term, rather than short term performance, and does not rely on industry benchmarks or standards.


   Incentive compensation for fixed income portfolio managers is determined by a combination of the 1) individual manager's portfolio management results and
2) portfolio management results of the other fixed income portfolio managers. For example, Mr. Funk's incentive compensation is based, in part, upon his portfolio management results and, in part, upon Mr. Reardon's portfolio management results. Like equities, fixed income portfolio management incentive compensation is determined annually by reference to various objective factors and investment results.

   The factors considered to determine incentive compensation for fixed income portfolio managers include purchase spread or purchase yield; long term returns; maintenance of credit quality and structure; and departmental oversight. These factors are evaluated using specific benchmarks, standards and formulas to determine incentive compensation. The benchmarks and standards used to determine incentive compensation vary according to the specific responsibilities of the portfolio manager.

   The benchmarks and standards used to evaluate the objective factors as they relate to taxable fixed income securities include the Five-year Lehman Brothers Government/Credit Index Duration Adjusted; Five-year Lehman Brothers A Rated Credit Index Duration Adjusted; Five-year Russell/Mellon Total Billion Dollar Fund Universe; Five-year Lipper Short Intermediate Investment Grade Debt Funds; Four-year Lipper Intermediate Investment Grade Debt Funds; Five-year Lipper Short U.S. Treasury Funds; and broker supplied, Moody's and Standard and Poor's rating/maturity/yield matrix. The benchmarks and standards used to evaluate the objective factors as they relate to tax advantaged fixed income securities include a Five-year Custom Lehman Brothers Municipal Bond Index Duration Adjusted; Four-year Lipper General Municipal Debt Funds; Five-year Lipper Intermediate Municipal Debt Funds; Five-year Royal Bank of Canada Canadian Bond Index; Four-year Custom Lehman Brothers Municipal Bond Index; and Municipal Market Data Municipal Bond Yield Scales.

   The formula used to determine the investment return performance involves a four or five-year moving average of returns, except for money market funds, which is one year. A longer time period is preferred to reward long-term performance rather than rewarding (or punishing) short-term fluctuation.

   In addition to the compensation described above, both equity and fixed income portfolio managers may receive other benefits based primarily on their management level and/or total compensation, and not their performance as portfolio managers. These benefits include participation in a supplemental incentive plan; supplemental retirement plans; annual comprehensive health evaluations; and financial planning services.

   The portfolio managers, if eligible, may receive supplemental incentive plan payments. These payments are discretionary in nature and are a function of the overall performance of Auto Company and its affiliates as an enterprise. The payments under the plan are a function of the 1) organizational performance of Auto Company and its affiliated entities for certain criteria over a rolling three-year period and 2) the number of units allocated to the individual for each of the three-year performance cycles. Under the plan, payments are determined by considering criteria such as retention of insurance business, financial stability, financial services growth, expense reduction, personnel development, and compliance. Supplemental incentive plan payments are calculated using an internal formula.

   The portfolio managers may also be eligible for the supplemental retirement plans that are offered to highly compensated employees. One of the plans allows employees to defer a portion of compensation into a later year(s). The other plan provides retirement benefits in excess of the benefits that can be provided under Auto Company's qualified retirement plan (due to limitations on the amount of compensation or the type of service that may be counted). Benefits for this plan are calculated using the qualified plan's formula, average annual compensation, and years of service.

   Eligibility for financial planning services and comprehensive health evaluations is based upon an individual's management level. The benefits provided under these programs are uniform and apply equally to all eligible participants.


   Portfolio managers of the Equity Fund, the Small Cap Equity Fund and the International Equity Fund. CGTC uses a system of multiple portfolio managers in managing the Equity Fund, the Small Cap Equity Fund's assets. (In addition, CGTC's investment analysts may make investment decisions with respect to a portion of a fund's portfolio within their research coverage). Portfolio managers and investment analysts are paid competitive salaries. In addition, they receive bonuses based on their individual portfolio results. In order to encourage a long-term focus, bonuses based on investment results are calculated by comparing pretax total returns over a four-year period to relevant benchmarks. For portfolio managers, benchmarks include both measures of the marketplaces in which the relevant fund invests and measures of the results of comparable mutual funds. For investment analysts, benchmarks include both relevant market measures and appropriate industry indexes reflecting their areas of expertise. Analysts are also separately compensated for the quality of their research efforts.



   The benchmarks used to measure performance of the portfolio managers for the Equity Fund include the Russell 1000 Value Index and a customized growth and income index based on the Lipper Growth and Income Index. The benchmarks used to measure performance of the portfolio managers for the Small Cap Equity Fund include the Russell 2000 Index and an adjusted Lipper Small Cap Core Index. The benchmarks used to measure performance of the portfolio managers for the International Equity Fund include, as applicable, an adjusted MSCI EAFE Index, an adjusted Lipper International Index, an adjusted MSCI Europe Index, a customized index based on the median results with respect to Europe from Callan Associates, Evaluation Associates and Frank Russell, an adjusted MSCI Japan Index and a customized index based on the median results with respect to Japan from InterSEC. Investment professionals may also participate in profit-sharing plans and ownership of The Capital Group Companies, the ultimate parent company of CGTC.



   Portfolio managers of the S&P 500 Index Master Portfolio, LifePath Retirement Master Portfolio, LifePath 2010 Master Portfolio, LifePath 2020 Master Portfolio, LifePath 2030 Master Portfolio and LifePath 2040 Master Portfolio. As of December 31, 2004, each portfolio manager for these funds receives a salary and is eligible to receive an annual bonus. Each portfolio manager's salary is a fixed amount generally determined annually based on a number of factors, including, but limited to, the portfolio manager's title, scope of responsibilities, experience and knowledge. Each portfolio manager's bonus is a discretionary amount determined annually based on the overall profitability of the various Barclays Global Investors companies worldwide, the performance of the portfolio manager's business unit, and an assessment of the portfolio manager's individual performance. The portfolio manager's salary and annual bonus are paid in cash. In addition, a portfolio manager may be paid a signing bonus or other amounts in connection with initiation of employment with BGFA. If a portfolio manager satisfied the requirements for being part of a "select group of management or highly compensated employees (within the meaning of ERISA section 401(a))" as so specified under the terms of BGI's Compensation Deferral Plan, the portfolio manager may elect to defer a portion of his or her bonus under that Plan.

   Portfolio managers may be selected, on a fully discretionary basis, for awards under BGI's Compensation Enhancement Plan ("CEP"). Under CEP, these awards are determined annually, and vest after two years. At the option of the CEP administrators, the award may be "notionally invested" in funds managed by BGI, which means that the final award amount may be increased or decreased according to the performance of the BGI-managed funds over the two-year period. If the award is not notionally invested, the original award amount is paid once vested.

   A portfolio manager may be granted options to purchase shares in Barclays Global Investors UK Holdings Limited ("BGI UK Holdings"), a company organized under the laws of England and Wales that directly or indirectly owns all of the Barclays Global Investors companies worldwide, which options vest in three equal installments over three years and are generally exercisable during prescribed exercise windows. Shares purchased must generally be held 355 days prior to sale. For such purposes, the value of BGI UK Holdings is based on its fair value as determined by an independent public accounting firm.


   Portfolio managers for the Small Cap Index Fund and the International Index Fund. The compensation for Northern Trust's portfolio managers who manage the assets of the Small Cap Index Fund and the International Index Fund is based on the competitive marketplace and consists of a fixed base salary plus a variable annual cash incentive award. The annual incentive award is discretionary and is based on the overall financial performance of Northern Trust and its affiliates, the performance of Northern Trust's investment management business unit plus a qualitative evaluation of the portfolio manager's investment performance and contribution to his or her equity product strategy team. The variable incentive award is not based on the amount of assets held in either the Small Cap Index Fund or the International Index Fund. Moreover, no material differences exist between the compensation structure for Northern Trust's portfolio managers who manage mutual fund accounts and those who manage other types of accounts.


                            Ownership of Securities

   The portfolio managers' ownership of Fund securities is as follows:

                      Paul Eckley........ $1-$10,000
                      John Concklin...... $10,001-$50,000
                      Donald Heltner..... $1-$10,000
                      Duncan Funk........ $50,001-$100,000
                      Robert Reardon..... None
                      Michael R. Ericksen None
                      Jim S. Kang........ None
                      Karen A. Miller.... None
                      Kathryn M. Peters.. None
                      Lawrence R. Soloman None
                      David I. Fisher.... None

                            Arthur J. Gromadzki None
                            Richard N. Havas... None
                            Seung Kwak......... None
                            Nancy J. Kyle...... None
                            John M.N. Mant..... None
                            Christopher A. Reed None
                            Lionel M. Sauvage.. None
                            Nilly Sikorsky..... None
                            Rudolf M. Staehelin None
                            Ed Corallo......... None
                            Patrick O'Conner... None
                            David Burkart...... None
                            Marianna Egan...... None
                            James B. Francis... None
                            Steven R. Wetter... None


   This information is current as of December 31, 2004, the end of the Funds' most recent calendar year.

SECURITIES ACTIVITIES OF THE MANAGER, CAPITAL GUARDIAN AND BGFA

   Securities held by the Trust may also be held by separate accounts or mutual funds for which the Manager, BGFA or Capital Guardian acts as an adviser, some of which may be affiliated with them. Because of different investment objectives, cash flows or other factors, a particular security may be bought by the Manager, BGFA or Capital Guardian for one or more of their clients, when one or more other clients are selling the same security. Pursuant to procedures adopted by the Board of Trustees, the Manager, BGFA or Capital Guardian may cause a Fund to buy or sell a security from another Fund or another account. Any such transaction would be executed at a price determined in accordance with those procedures and without sales commissions. Transactions executed pursuant to such procedures are reviewed by the Board of Trustees quarterly.

   If purchases or sales of securities for a Fund or other client of the Manager, BGFA or Capital Guardian arise for consideration at or about the same time, transactions in such securities will be allocated as to amount and price, insofar as feasible, for the Fund and other clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Manager, BGFA or Capital Guardian during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price. It is the opinion of the Board of Trustees of the Trust, however, that the benefits available to the Trust outweigh any possible disadvantages that may arise from such concurrent transactions.

   On occasions when the Manager, BGFA or Capital Guardian (under the supervision of the Board of Trustees) deem the purchase or sale of a security to be in the best interests of the Trust as well as other accounts or companies, it may, to the extent permitted by applicable laws and regulations, but will not be obligated to, aggregate the securities to be sold or purchased for the Trust with those to be sold or purchased for other accounts or companies in order to obtain favorable execution and low brokerage commissions. In that event, allocation of the securities purchased or sold, as well as the expenses incurred in the transaction, will be made by the Manager, BGFA or Capital Guardian in the manner each considers to be most equitable and consistent with its fiduciary obligations to the Trust and to such other accounts or companies. In some cases this procedure may adversely affect the size of the position obtainable for a Fund.

PORTFOLIO TRANSACTIONS AND BROKERAGE


  EQUITY AND BOND FUND, BOND FUND, TAX ADVANTAGED BOND FUND AND MONEY MARKET
  FUND.


   As described above, the Manager determines which securities to buy and sell for these Funds, selects brokers and dealers to effect the transactions, and negotiates commissions. Transactions in equity securities will usually be executed through brokers who will receive a commission paid by the Fund. Fixed income securities are generally traded with dealers acting as principals for their own accounts without a stated commission. The dealer's margin is reflected in the price of the security. Money market obligations may be traded directly with the issuer. Underwritten offerings of stock may be purchased at a fixed price including an amount of compensation to the underwriter.

   In placing orders for securities transactions, the Manager's policy is to attempt to obtain the most favorable price and efficient execution available. These entities, subject to the review of the Trust's Board of Trustees, may pay higher than the lowest possible commission on agency trades, not principal trades, to obtain better than average execution of transactions and/or valuable investment research information described below, if, in their opinion, improved execution and investment research information will benefit the performance of each of the Funds.

   When selecting broker-dealers to execute portfolio transactions, the Manager considers factors including the rate of commission or size of the broker-dealer's "spread", the size and difficulty of the order, the nature of the market for the security, the willingness of the broker-dealer to position, the reliability, financial condition and general execution and operational capabilities of the broker-dealer, and the research, statistical and economic data furnished by the broker-dealer to the Manager. In some cases, the Manager may use such information to advise other investment accounts that it advises. Brokers or dealers which supply research may be selected for execution of transactions for such other accounts, while the data may be used by the Manager in providing investment advisory services to the Fund. However, all such directed brokerage will be subject to the Manager's policy to attempt to obtain the most favorable price and efficient execution possible.

   During the calendar years indicated, the Equity Fund, Equity and Bond Fund, Bond Fund, Tax Advantaged Bond Fund and Money Market Fund paid brokerage commissions of:


                                               2002    2003    2004
                                              ------- ------- -------
          *Equity Fund                        $43,406 $46,781 $26,818
          Equity and Bond Fund                  $0      $0      $0
          Bond Fund                             $0      $0      $0
          Tax Advantaged Bond Fund              $0      $0      $0
          Money Market Fund                     $0      $0      $0

--------

* The Manager was primarily responsible for selecting the Equity Fund's investments before September 1, 2005.



S&P 500 INDEX MASTER PORTFOLIO



   BGFA assumes general supervision over placing orders on behalf of the S&P 500 Index Master Portfolio for the purchase or sale of portfolio securities. Allocation of brokerage transactions, including their frequency, is made in the best judgment of BGFA and in a manner deemed fair and reasonable to shareholders. In executing portfolio transactions and selecting brokers or dealers, BGFA seeks to obtain the best overall terms available for the S&P 500 Index Master Portfolio. In assessing the best overall terms available for any transaction, BGFA considers factors deemed relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. The primary consideration is prompt execution of orders at the most favorable net price. Certain of the brokers or dealers with whom the S&P 500 Index Master Portfolio may transact business offer commission rebates to the S&P 500 Index Master Portfolio. BGFA considers such rebates in assessing the best overall terms available for any transaction. The overall reasonableness of brokerage commissions paid is evaluated by BGFA based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services.



   Brokers also are selected because of their ability to handle special executions such as are involved in large block trades or broad distributions, provided the primary consideration is met. Portfolio turnover may vary from year to year, as well as within a year. Portfolio turnover rates over 100%, although unexpected, may result in comparatively greater brokerage expenses. BGFA may from time to time execute trades on behalf of and for the account of the S&P 500 Index Master Portfolio with brokers or dealers that are affiliated with BGFA.



EQUITY FUND, SMALL CAP EQUITY FUND AND INTERNATIONAL EQUITY FUND


   Capital Guardian strives to obtain best execution on its respective clients' portfolio transactions, taking into account a variety of factors to produce the most favorable total price reasonably attainable under the circumstances. These factors include the size and type of transaction, the cost and quality of executions, and the broker-dealer's ability to offer liquidity and anonymity. When, in the opinion of Capital Guardian, two or more brokers (either directly or through their correspondent clearing agents) are in a position to obtain the best price and execution, preference may be given to brokers who have provided investment research, statistical, or other related services to Capital Guardian. This research may be used for other Capital Guardian clients in addition to the Funds. Capital Guardian does not consider that it has an obligation to obtain the lowest available commission rate to the exclusion of price, service and qualitative considerations.


   Capital Guardian began providing sub-advisory services to the Equity Fund on September 1, 2005, so the brokerage commissions paid by the Equity Fund are not included below. The Small Cap Equity Fund and the International Equity Fund paid the following brokerage commissions during the calendar years indicated below:


                                              2002     2003     2004
                                             ------- -------- --------
         Small Cap Equity Fund.............. $93,809 $182,938 $183,930
         International Equity Fund.......... $42,320 $ 29,488 $ 48,596

LIFEPATH FUNDS

   All orders for the purchase or sale of portfolio securities for the LifePath Master Portfolios (normally, shares of the Underlying Funds) are placed on behalf of each Master Portfolio by BGFA, either by itself or through its affiliates, pursuant to authority contained in each Master Portfolio's Advisory Contract. A Master Portfolio will not incur any commissions or sales charges when it invests in those Underlying Funds that are themselves Master Portfolios or the Underlying Money Market Fund, but may incur commissions or sales charges when it invests in those Underlying Funds that are Underlying iShares Funds.

   Brokerage Commissions. Each LifePath Master Portfolio purchases and sells those portfolio securities that are interests in Underlying Funds organized as Master Portfolios by dealing directly with the issuer--the Underlying Funds. Each Master Portfolio will purchase and sell those portfolio securities that are Underlying iShares Funds through brokers and will incur brokerage commissions on those transactions. For the periods shown below, the LifePath Master Portfolios paid the dollar amounts of brokerage commissions shown.

                                    Fiscal Year Ten-Month Period Fiscal Year Fiscal Year
                                       Ended         Ended          Ended       Ended
Master Portfolio                     2/28/2002     12/31/2002    12/31/2003  12/31/2004
----------------                    ----------- ---------------- ----------- -----------
LifePath Retirement Master
  Portfolio........................  $ 16,486       $ 14,254       $17,289    $ 49,294
LifePath 2010 Master Portfolio.....  $ 50,567       $ 61,324       $39,471    $150,167
LifePath 2020 Master Portfolio.....  $147,905       $138,785       $74,204    $316,223
LifePath 2030 Master Portfolio.....  $ 47,141       $ 48,071       $64,368    $196,426
LifePath 2040 Master Portfolio.....  $ 33,244       $ 38,702       $56,394    $124,190

   Brokerage Commissions Paid to Affiliates. For the periods shown below, the LifePath Master Portfolios paid brokerage commissions to Barclays Global Investors Services ("BGIS"), a subsidiary of BGI, in the dollar amounts shown below.

                                         Fiscal Year Ten-Month Period Fiscal Year Fiscal Year
                                            Ended         Ended          Ended       Ended
Master Portfolio                          2/28/2002     12/31/2002    12/31/2003   12/31/04
----------------                         ----------- ---------------- ----------- -----------
LifePath Retirement Master Portfolio....   $ 3,021          $0            $0          $0
LifePath 2010 Master Portfolio..........   $     9          $0            $0          $0
LifePath 2020 Master Portfolio..........   $33,241          $0            $0          $0
LifePath 2030 Master Portfolio..........   $     0          $0            $0          $0
LifePath 2040 Master Portfolio..........   $10,266          $0            $0          $0

   As of December 31, 2004, the percentage of each LifePath Master Portfolio's aggregate brokerage commissions paid to BGIS was as follows:

                                                          % of
                                                        Aggregate
                                                        Brokerage
              Master Portfolio                         Commissions
              ----------------                         -----------
              LifePath Retirement Master Portfolio....     0%
              LifePath 2010 Master Portfolio..........     0%
              LifePath 2020 Master Portfolio..........     0%
              LifePath 2030 Master Portfolio..........     0%
              LifePath 2040 Master Portfolio..........     0%

   As of December 31, 2004, the percentage of each LifePath Master Portfolio's aggregate dollar amount of transactions involving the payment of commissions effected through the BGIS was as follows:

                                                          % of
                                                       Aggregate
                                                     Dollar Amt. of
            Master Portfolio                          Transactions
            ----------------                         --------------
            LifePath Retirement Master Portfolio....       0%
            LifePath 2010 Master Portfolio..........       0%
            LifePath 2020 Master Portfolio..........       0%
            LifePath 2030 Master Portfolio..........       0%
            LifePath 2040 Master Portfolio..........       0%

   Securities of Regular Broker/Dealers. As of December 31, 2004, the Master Portfolios owned no securities of its "regular brokers or dealers" (as defined in the 1940 Act) or their parents.

PORTFOLIO TURNOVER

   Because of the Equity Fund's, Small Cap Equity Fund's and International Equity Fund's flexibility of investment and emphasis on growth of capital, these Funds may have greater portfolio turnover than that of mutual funds that have primary objectives of income or maintenance of a balanced investment position. The Equity and Bond Fund's portfolio turnover is expected to be low. The Equity and Bond Fund will purchase or sell securities to: (i) accommodate purchases and sales of its shares; (ii) change the percentages of its assets invested in each of the underlying Funds in response to market conditions; and
(iii) maintain or modify the allocation of its assets among the underlying Funds within the percentage limits described in the Prospectus.

   Consistent with the Equity Index Funds' and the LifePath Funds' investment objectives, each will attempt to minimize portfolio turnover. There are no fixed limitations regarding the portfolio turnover rate for the Bond Fund, and securities initially satisfying the objectives and policies of this Fund may be disposed of when they are no longer deemed suitable.

   In periods of relatively stable interest rate levels, Tax Advantaged Bond Fund does not expect its annual portfolio turnover rate to exceed 50% for issues with maturities longer than one year at the time of purchase. In years of sharp fluctuations in interest rates, however, the annual portfolio turnover rate may exceed 50%. Most of the sales in the Fund's portfolio will occur when the proportion of securities owned with longer term maturities is reduced in anticipation of a bond market decline (rise in interest rates), or increased in anticipation of a bond market rise (decline in interest rates). The rate of portfolio turnover will not be a limiting factor and, accordingly, will always be incidental to transactions undertaken with the view of achieving the Fund's investment objective.

   Since short-term instruments are excluded from the calculation of a portfolio turnover rate, no meaningful portfolio turnover rate can be estimated or calculated for the Money Market Fund. Turnover rates may vary greatly from year to year as well as within a particular year and may also be affected by cash requirements for redemptions of a Fund's shares and by requirements, the satisfaction of which enable the Trust to receive certain favorable tax treatment.

DETERMINATION OF NET ASSET VALUE

   The Net Asset Value (NAV) for each Fund is determined as of the time of the close of regular session trading on the New York Stock Exchange ("NYSE") (currently at 4:00 p.m., Eastern Time), on each day when the NYSE is open for business. Shares of the Funds will not be priced on days when the NYSE is closed. The discussion below relates to the computation of NAV for the specified Funds.

EQUITY FUND, SMALL CAP EQUITY FUND, INTERNATIONAL EQUITY FUND, EQUITY AND BOND FUND, BOND FUND AND TAX ADVANTAGED BOND FUND

   Equity securities (including common stocks, preferred stocks, convertible securities and warrants) and call options written on all portfolio securities, listed or traded on a national exchange are valued at their last sale price on that exchange prior to the time when assets are valued. In the absence of any exchange sales on that day, such securities are valued at the last sale price on the exchange on which it is traded. Securities traded only on over-the-counter markets generally are valued at the closing bid price. Equities traded on the National Association of Securities Dealers Automated Quotation System ("NASDAQ") are valued at the Nasdaq Official Closing Price ("NOCP"), as determined by NASDAQ, or lacking a NOCP, the last current reported sales price as of the time of valuation of NASDAQ, or lacking any current reported sales on NASDAQ at the time of valuation, at the most recent bid quotation on NASDAQ.

   Debt securities traded on a national exchange are valued at their last sale price on that exchange prior to the time when assets are valued, or, lacking any sales, at the last reported bid price. Debt securities other than money market instruments traded in the over-the-counter market are valued at the last reported bid price or at yield equivalent as obtained from one or more dealers that make markets in the securities. If the market quotations described above are not available, debt securities, other than short-term debt securities, may be valued at a fair value as determined by one or more independent pricing services (each, a "Service"). The Service may use available market quotations and employ electronic data processing techniques and/or a matrix system to determine valuations. Each Service's procedures are reviewed by the officers of the Trust under the general supervision of the Boards of Trustees of the Trust.

   Money market instruments held with a remaining maturity of 60 days or less (other than U.S. Treasury bills) are generally valued on an amortized cost basis. Under the amortized cost basis method of valuation, the security is initially valued at its purchase price (or in the case of securities purchased with more than 60 days remaining to maturity, the market value on the 61st day prior to maturity), and thereafter by amortizing any premium or discount uniformly to maturity. If for any reason the amortized cost method of valuation does not appear to fairly reflect the fair value of any security, a fair value will be determined in good faith by or under the direction of the Boards of Trustees of the Trust as in the case of securities having a maturity of more than 60 days.

   Securities that are primarily traded on foreign securities exchanges are generally valued at the last sale price on the exchange where they are primarily traded. All foreign securities traded on the over-the-counter market are valued at the last sale quote, if market quotes are available, or the last reported bid price if there is no active trading in a particular security on a given day. Quotations of foreign securities in foreign currencies are converted, at current exchange rates, to their U.S. dollar equivalents in order to determine their current value. Forward currency contracts are valued at the current cost of offsetting the contract. Because foreign securities (other than American Depositary Receipts) are valued as of the close of trading on various exchanges and over-the-counter markets throughout the world, the net asset value of Funds investing in foreign securities generally includes values of foreign securities held by those Funds that were effectively determined several hours or more before the time NAV is calculated. In addition, foreign securities held by Funds may be traded actively in securities markets which are open for trading on days when the Funds do not calculate their net asset value. Accordingly, there may be occasions when a Fund holding foreign securities does not calculate its net asset value but when the value of such Fund's portfolio securities is affected by such trading activity.

   The Funds monitor for significant events in foreign markets. A Fund may price a non-U.S. security it holds at a fair value determined according to procedures adopted by the board of the Trust if it appears that the value of the security has been materially affected by events occurring between the close of the primary market or exchange on which the security is traded and the time for computing net asset value.

   Exchange listed options that are written or purchased by a Fund are valued on the primary exchange on which they are traded. Over-the-counter options written or purchased by a Fund are valued based upon prices provided by market-makers in such securities. Exchange-traded financial futures contracts are valued at their settlement price established each day by the board of trade or exchange on which they are traded.

   Securities for which market quotations are not readily available, or for which the procedures described above do not produce a fair value, are valued at a fair value as determined in good faith in accordance with procedures approved by the Boards of Trustees of the Trust. The effect of this will be that NAV will not be based on the last quoted price on the security, but on a price with the Board of Trustees or its delegate believes reflects the current and true price of the security.

MONEY MARKET FUND

   All of the assets of the Money Market Fund are valued on the basis of amortized cost in an effort to maintain a constant net asset value of $1.00 per share. The Board of Trustees of the Trust has determined this to be in the best interests of the Money Market Fund and its shareholders. Under the amortized cost method of valuation, securities are valued at cost on the date of their acquisition, and thereafter as adjusted for amortization of premium or accretion of discount, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods in which value as determined by amortized cost is higher or lower than the price the Fund would receive if it sold the security. During such periods, the quoted yield to investors may differ somewhat from that obtained by a similar fund or portfolio which uses available market quotations to value all of its portfolio securities.

   The Board has established procedures reasonably designed, taking into account current market conditions and the Money Market Fund's investment objectives, to stabilize the net asset value per share for purposes of sales and redemptions at $1.00. These procedures include review by the Board, at such intervals as it deems appropriate, to determine the extent, if any, to which the net asset value per share calculated by using available market quotations deviates from $1.00 per share. In the event such deviation should exceed one half of one percent, the Board will promptly consider initiating corrective action. If the Board believes that the extent of any deviation from a $1.00 amortized cost price per share may result in material dilution or other unfair results to new or existing shareholders, it will take such steps as it considers appropriate to eliminate or reduce these consequences to the extent reasonably practicable. Such steps may include: selling portfolio securities prior to maturity; shortening the average maturity of the portfolio; withholding or reducing dividends; or utilizing a net asset value per share determined from available market quotations. Even if these steps were taken, the Money Market Fund's net asset value might still decline.

   THE MASTER PORTFOLIOS.


   Net asset value ("NAV") per share for the S&P 500 Index Fund and the LifePath Funds, as feeder funds, will reflect the NAV of their respective Master Portfolios, which is described in more detail below. NAV for a Master Portfolio is determined on each day the Master Portfolio is open for trading. The assets of each LifePath Master Portfolio consist of shares of the Underlying Funds, which are valued as described below.


   Securities for which the primary market is a national securities or commodities exchange or a recognized foreign securities exchange or commodities exchange will be valued at last sale prices on the principal exchange on which they are traded, or in the absence of any sale on the valuation date, at latest quoted bid prices. Securities for which the primary market is NASDAQ will be valued at the NASDAQ official closing price or, in the absence of any sale on the valuation date, at latest quoted bid prices, which will be obtained from a reputable independent pricing service. U.S. Government securities and all other securities for which current over-the-counter market quotations are readily available will be valued at latest quoted bid prices, which will be obtained from one or more reputable independent pricing services. If quoted prices are unavailable or inaccurate, market values will be determined based on quotes obtained from brokers, dealers and/or based on averages of prices obtained from reputable independent pricing services. Money market instruments and debt securities maturing in 60 days or less will be valued at amortized cost.

   Securities held under a repurchase agreement will be valued at a price equal to the amount of the cash investment at the time of valuation on the valuation date. The market value of the underlying securities will be determined in accordance with the above discussed valuation procedures, as appropriate, for the purpose of determining the adequacy of collateral.

   Securities and other assets for which current market quotations are not readily available will be valued at fair value by BGI in accordance with BGI's Pricing Policy. Master Fund's Board of Trustees has expressly delegated the authority to make such fair value determinations to BGI; however, the Board is responsible for the oversight of BGI and retains the authority to make any valuation decisions as the Board deems appropriate.

   Expenses and fees, including advisory fees, are accrued daily and taken into account for the purpose of determining the value of each Master Portfolio's interests.

   New York Stock Exchange Closings. The holidays on which the New York Stock Exchange is closed currently are: New Year's Day, Martin Luther King, Jr.'s Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

   THE UNDERLYING iSHARES MSCI EMERGING MARKETS INDEX FUND.

   The following discussion regarding the determination of NAV relates to the Underlying iShares MSCI Emerging Markets Index Fund. Therefore, the term "Fund" refers to that fund and not to the State Farm LifePath Funds.

   NAV per share for the Fund is computed by dividing the value of the net assets of such Fund (i.e., the value of its total assets less total liabilities) by the total number of iShares outstanding, rounded to the nearest cent. Expenses and fees, including the management, administration and distribution fees, are accrued daily and taken into account for purposes of determining net asset value. The NAV of the Fund is determined as of the close of the regular trading session on the AMEX (ordinarily 4:00 p.m., Eastern time) on each day that the AMEX is open. The Company may establish additional times for the computation of NAV of the Fund in the future in connection with the possible future trading of iShares of such Fund on one or more foreign exchanges.

   Portfolio securities for which market prices are readily available are valued using the official closing prices of the primary exchange on which they are traded. The methodology used to determine such closing prices varies among markets. Such prices are generally the same as those used by MSCI in calculating the benchmark indices used by the Fund. Other portfolio securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith in accordance with procedures adopted by the Company's Board of Directors. Currency values generally are converted into U.S. dollars using the same exchange rates utilized by MSCI in the calculation of the relevant MSCI Indices (currently, exchange rates as of 4:00 p.m. London time). However, the Company may use a different rate from the rate used by MSCI in the event the adviser concludes that such rate is more appropriate. Any such use of a different rate than MSCI may adversely affect the Fund's ability to track its benchmark MSCI Index.

   THE UNDERLYING iSHARES LEHMAN U.S. AGGREGATE BOND FUND.

   The NAV per iShare of the Fund is computed by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of iShares of the Fund outstanding, rounded to the nearest cent. Expenses and fees, including without limitation, the management, administration and distribution fees, are accrued daily and taken into account for purposes of determining NAV. The NAV per iShare for the Fund is calculated by Investors Bank and Trust Company and determined as of the close of the regular trading session on the AMEX (ordinarily 4:00 p.m., Eastern Time) on each day that such exchange is open.

   In computing the Fund's NAV, fixed income securities are normally valued based on information provided by the Fund's index provider. Fixed income securities are normally valued using data that reflects quoted bond prices as of 3:00 p.m. Eastern Time, the generally observed close of the U.S. bond markets. Other portfolio securities are normally valued using market quotations. Securities for which index provider information or reliable market quotations are not readily available are valued using "fair value pricing procedures." In these situations, a security's value for NAV purposes is determined in good faith by BGFA in accordance with procedures adopted by the Fund's Board. The Fund also may use fair-value pricing if the value of a security it holds is materially affected by events occurring after the generally observed close of the U.S. bond market.

   ALL OTHER UNDERLYING iSHARES FUNDS.

   The following discussion regarding the determination of NAV relates to the Underlying iShares Funds other than the iShares MSCI Emerging Markets Index Fund and the iShares Lehman U.S. Aggregate Bond Fund. Therefore, the term "Fund" or "Funds" refers to those funds and not to the State Farm LifePath Funds.

   The NAV of each Fund is computed by dividing the value of the net assets of such Fund (i.e., the value of its total assets less total liabilities) by the total number of iShares of such Fund outstanding, rounded to the nearest cent. Expenses and fees, including without limitation, the management, administration and distribution fees, are accrued daily and taken into account for purposes of determining NAV. The NAV of each Fund is calculated by Investors Bank and Trust Company and determined as of the close of the regular trading session on the AMEX (ordinarily 4:00 p.m., Eastern time) on each day that such exchange is open.

   In computing a Fund's NAV, the Fund's securities holdings are valued based on their last quoted current price. Price information on listed securities is taken from the exchange where the security is primarily traded. Securities regularly traded in an over-the-counter market are valued at the latest quoted sales price on the primary exchange or national securities market on which such securities are traded. Securities not listed on an exchange or national securities market, or securities in which there was no last reported sales price, are valued at the most recent bid price. Other portfolio securities and assets for which market quotations are not readily available are valued based on fair value as determined in good faith by BGFA in accordance with procedures adopted by the Board of the Underlying iShares Fund.

   Each Listing Exchange intends to disseminate every fifteen seconds the approximate value of the iShares of every Fund. Bloomberg will provide approximate values for those Funds on a similar basis. This approximate value should not be viewed as a "real-time" update of the NAV of any Fund, because it may not be calculated in the same manner as the NAV, which is computed once a day. The Funds are not involved in, or responsible for, the calculation or dissemination of the approximate value and make no warranty as to its accuracy.

   THE UNDERLYING MONEY MARKET FUND.

   The following discussion regarding valuation relates to the Underlying Money Market Fund. Therefore, the term "Fund" refers to that fund and not to the State Farm LifePath Funds.

   The Fund uses the amortized cost method to determine the value of its portfolio securities pursuant to Rule 2a-7 under the 1940 Act. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods during which the value, as determined by amortized cost, is higher or lower than the price that the Fund would receive if the security were sold. During these periods the yield to a shareholder may differ somewhat from that which could be obtained from a similar fund that uses a method of valuation based upon market prices. Thus, during periods of declining interest rates, if the use of the amortized cost method resulted in a lower value of the Fund's portfolio on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher yield than would result from investment in the Fund using solely market values, and existing Fund shareholders would receive correspondingly less income. The converse would apply during periods of rising interest rates.

   Rule 2a-7 provides that in order to value its portfolio using the amortized cost method, the Fund must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase securities having remaining maturities (as defined in Rule 2a-7) of thirteen months or less and invest only in those high-quality securities that are determined by the Board of Trustees of the underlying Money Market Fund to present minimal credit risks. The maturity of an instrument is generally deemed to be the period remaining until the date when the principal amount thereof is due or the date on which the instrument is to be redeemed. However, Rule 2a-7 provides that the maturity of an instrument may be deemed shorter in the case of certain instruments, including certain variable- and floating-rate instruments subject to demand features. Pursuant to the Rule, the Board is required to establish procedures designed to stabilize, to the extent reasonably possible, the Fund's price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures include review of the Fund's portfolio holdings by the Board of Trustees of the underlying Money Market Fund, at such intervals as it may deem appropriate, to determine whether the Fund's net asset value calculated by using available market quotations deviates from the $1.00 per share based on amortized cost. The extent of any deviation will be examined by the Board of Trustees. If such deviation exceeds 1/2 of 1%, the Board will promptly consider what action, if any, will be initiated. In the event the Board determines that a deviation exists that may result in material dilution or other unfair results to shareholders, the Board will take such corrective action as it regards as necessary and appropriate, including the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends or establishing a net asset value per share by using available market quotations.

GENERAL

   Computation of NAV by the Funds, the Master Portfolios and the Underlying Funds (and the sale and redemption of fund shares) may be suspended or postponed during any period when (a) trading on the NYSE is restricted, as determined by the Commission, or the NYSE is closed for other than customary weekend and holiday closings, (b) the Commission has by order permitted such suspension, or (c) an emergency, as determined by the Commission, exists making disposal of portfolio securities or valuation of the net assets of the funds not reasonably practicable.

PURCHASE AND REDEMPTION OF FUND SHARES

   Purchases of Fund shares are discussed fully in the Prospectus under the heading "Shareholder Information--How to Buy Shares." Redemptions of Fund Shares are discussed fully in the Prospectus under the heading "Shareholder Information--How to Redeem Fund Shares."

   SPECIAL WAIVERS. Class A shares are purchased without a sales charge in the situations specified in the Prospectus. However, in certain specific situations, redemptions of such shares within 12 months of purchase are subject to a contingent deferred sales charge of 0.50% of the lesser of the value of the shares redeemed or the total cost of the shares.

   RIGHTS OF ACCUMULATION. Each Fund offers to all qualifying investors a cumulative discount under which investors are permitted to purchase Class A shares of any Fund at the price applicable to the total of (a) the dollar amount then being purchased plus (b) an amount equal to the then current net asset value of the purchaser's holdings of shares of any Fund. Acceptance of the purchase order is subject to confirmation of qualification. The cumulative discount may be amended or terminated at any time as to subsequent purchases.

   SYSTEMATIC WITHDRAWAL PLAN. The Systematic Withdrawal Plan ("SWP") is designed to provide a convenient method of receiving fixed payments at regular intervals from shares deposited by the applicant under the SWP. Periodic checks of $100 or more will be sent to the applicant, or any person designated by him, monthly, quarterly or annually.

   Any income dividends or capital gains distributions on shares under the SWP will be credited to the SWP account on the payment date in full and fractional shares at the net asset value per share in effect on the record date.

   SWP payments are made from the proceeds of the redemption of shares deposited in a SWP account. Redemptions are potentially taxable transactions to shareholders. To the extent that such redemptions for periodic withdrawals exceed dividend income reinvested in the SWP account, such redemptions will reduce and ultimately may exhaust the number of shares deposited in the SWP account. In addition, the amounts received by a shareholder cannot be considered as an actual yield or income on his or her investment because part of such payments may be a return of his or her capital.

   The SWP may be terminated at any time (1) by written notice to the Fund or from the Fund to the shareholder; (2) upon receipt by the Fund of appropriate evidence of the shareholder's death; or (3) when all shares under the SWP have been redeemed.

   SPECIAL REDEMPTIONS. Although it would not normally do so, each Fund has the right to pay the redemption price of shares of the Fund in whole or in part in portfolio securities as prescribed by the Board of Trustees of the Trust. When the shareholder sells portfolio securities received in this fashion, he would incur a brokerage charge. Any such securities would be valued for the purposes of making such payment at the same value as used in determining net asset value. The Funds have elected to be governed by Rule 18f-1 under the 1940 Act, pursuant to which each Fund is obligated to redeem shares solely in cash up to $500,000 of the applicable Fund during any 90-day period for any one account.

   SUSPENSION OF REDEMPTIONS. A Fund may not suspend a shareholder's right of redemption, or postpone payment for a redemption for more than seven days, unless the NYSE is closed for other than customary weekends or holidays, or trading on the NYSE is restricted, or for any period during which an emergency exists as a result of which (1) disposal by a Fund of securities owned by it is not reasonably practicable, or (2) it is not reasonably practicable for a Fund to fairly determine the value of its assets, or for such other periods as the Commission may permit for the protection of investors.

   APPOINTMENT OF AUTHORIZED AGENTS. Class R-1, R-2 and R-3 shares of each Fund may be purchased or redeemed in connection with retirement plan administrative and recordkeeping services offered by one or more third party administrators designated by the Trust. The Trust authorizes third party administrators or their designees ("authorized agents") to accept share purchase and redemption orders on its behalf. For purchase orders placed through an authorized agent, a shareholder will pay a Fund's NAV per share next computed after the receipt by the authorized agent of such purchase order. For redemption orders placed through an authorized agent, a shareholder will receive redemption proceeds which reflect the NAV per share next computed after the receipt by the authorized agent of the redemption order. There is pending at the date of this Statement of Additional Information a rule proposal by the Commission that would require that all purchase and redemption requests be received by the Trust, its primary transfer agent or a registered clearing agency by the time of NAV calculation on a day to receive that day's price. That proposed rule, if made effective, would require termination of the authority of those authorized agents to accept orders on behalf of the Funds.

DISTRIBUTION EXPENSES

   Management Corp. serves as the principal underwriter for the Trust pursuant to a Distribution Agreement which has been approved by the Board of Trustees of the Trust. Management Corp. is a registered broker-dealer and a member of the National Association of Securities Dealers, Inc. ("NASD"). Class A, Class B, Class R-1 and Class R-2 shares of each Fund will be continuously offered and will be sold by registered representatives of Management Corp., which receives sales charges and/or distribution plan fees from these classes of Fund shares under the Distribution Agreement.


   Management Corp. uses the sales charges and 12b-1 distribution plan fees it collects from certain Classes of each Fund to pay cash and non-cash compensation to its registered representatives for their services. Registered representatives who sell Class A shares receive as direct compensation for their services approximately 75% of the sales charges imposed. Even though Management Corp. receives no upfront sales charge when an investor purchases Class B shares, Management Corp. pays it registered representatives the same amount for selling Class B shares as it pays those persons for selling Class A shares. In the case of Class B shares, Management Corp. finances the commissions payable to its registered representatives by paying commissions when Fund shares are sold and by using future and anticipated contingent deferred sales charges and 12b-1 distribution fees to recoup the initial commission expense. Registered representatives receive annual trailing commissions for selling Class A and Class B shares.


   Management Corp.'s registered representatives are compensated differently for selling Class R-1 and R-2 shares. Whenever a registered representative's customer purchases shares of either Class R-1 or R-2, the registered representative receives a sales commission equal to a percentage of the amount invested. The percentage varies depending upon the amount of R-1 and R-2 shares purchased and/or owned by the qualified retirement plan. Registered representatives can qualify for an additional sales commission on their sale of R-1 and R-2 shares if they annually sell more than $150,000 of R-1 and R-2 shares to their customers. Registered representatives receive annual trailing commissions with respect to their customers' investments in Class R-1 or R-2 shares. In the case of Class R-1 and R-2, the annual trailing commissions are 0.35% and 0.20%, respectively, of the average daily net asset value invested in Fund shares in the accounts of the registered representative's customers.

   In addition to paying commissions directly to its registered representatives for selling Fund shares and for providing other shareholder services, Management Corp. may, in its discretion, pay other cash and non-cash compensation to such persons for their services, including, but not limited to, cash bonuses, prizes, awards and trips. The aggregate amount of direct and indirect compensation paid by Management Corp. to its registered representatives for selling Fund shares may, over short or extended periods of time, exceed the aggregate amount of sales charges and distribution plan fees that Management Corp. receives from the Trust.

   Management Corp. bears all the expenses of providing services pursuant to the Distribution Agreement, including the payment of the expenses relating to the distribution of Prospectuses for sales purposes as well as any advertising or sales literature. The Trust bears the expenses of registering its shares with the Commission and paying the fees required to be paid by state regulatory authorities. The Distribution Agreement continues in effect for two years from initial approval and for successive one-year periods thereafter, provided that each such continuance is specifically approved (i) by vote of a majority of the Board of Trustees of the Trust, including a majority of the Trustees who are not parties to the Distribution Agreement or interested persons of any such party, (as the term interested person is defined in the 1940 Act); or (ii) by the vote of a majority of the outstanding voting securities of a Fund. Management Corp. is not obligated to sell any specific amount of shares of any Fund.

   Management Corp.'s business and mailing address is One State Farm Plaza, Bloomington, Illinois 61710. Management Corp. was organized as a Delaware corporation in November 1996 and is a wholly-owned subsidiary of Auto Company.

   Management Corp., as principal underwriter for the Funds, receives underwriting commissions from the Funds in the form of front-end sales charges and contingent deferred sales charges, and the underwriting commissions paid by the Funds to Management Corp. during the previous three calendar years are reflected in the chart below. Management Corp. sells Fund shares through its registered representatives and does not appoint other brokers or dealers to sell Fund shares. Accordingly, Management Corp. retains 100% of the underwriting commissions received from the Funds.

        Underwriting Commissions Paid by the Funds to Management Corp., the Trust's Distributor and Principal Underwriter

                                                                        Aggregate
                                                   Compensation on    Underwriting
                                                    Redemption or  Commissions (Front-    Aggregate
                                                     Repurchase     End Sales Charges    Underwriting
                                        Front-End    (Contingent     plus Contingent     Commissions
Calendar                                  Sales    Deferred Sales    Deferred Sales      Retained by
  Year               Fund                Charges      Charges)          Charges)       Management Corp.
-------- -----------------------------  ---------- --------------- ------------------- ----------------
  2002   Equity Fund................... $  447,959    $ 14,306         $  462,266         $  462,266
  2003   Equity Fund...................    812,965      39,818            852,783            852,783
  2004   Equity Fund...................    583,153      61,083            644,236            644,236

  2002   Small Cap Equity Fund.........    172,270       4,227            176,497            176,497
  2003   Small Cap Equity Fund.........    337,539      14,880            352,419            352,419
  2004   Small Cap Equity Fund.........    267,999      28,871            296,870            296,870

  2002   International Equity Fund.....     74,856       2,084             76,940             76,940
  2003   International Equity Fund.....     92,501       4,759             97,260             97,260
  2004   International Equity Fund.....    119,668       8,365            128,033            128,033

  2002   S&P 500 Index Fund............  1,036,690      29,358          1,066,048          1,066,048
  2003   S&P 500 Index Fund............  2,255,240      89,654          2,344,894          2,344,894
  2004   S&P 500 Index Fund............  2,284,184     171,770          2,455,955          2,455,955

  2002   Small Cap Index Fund..........    287,769       7,029            294,798            294,798
  2003   Small Cap Index Fund..........    673,245      24,414            697,659            697,659
  2004   Small Cap Index Fund..........    779,673      50,190            829,863            829,863

  2002   International Index Fund......    102,712       4,056            106,768            106,768
  2003   International Index Fund......    174,741       8,426            183,167            183,167
  2004   International Index Fund......    348,741      14,996            363,737            363,737

  2002   Equity and Bond Fund..........    576,106      22,366            598,472            598,472
  2003   Equity and Bond Fund..........    671,776      49,912            721,688            721,688
  2004   Equity and Bond Fund..........    530,565      68,529            599,093            599,093

  2002   Bond Fund.....................    653,220      16,737            669,957            669,957
  2003   Bond Fund.....................  1,404,166      61,317          1,465,483          1,465,483
  2004   Bond Fund.....................    780,486      79,354            859,840            859,840

                                                                       Aggregate
                                                  Compensation on    Underwriting
                                                   Redemption or  Commissions (Front-    Aggregate
                                                    Repurchase     End Sales Charges    Underwriting
                                        Front-End   (Contingent     plus Contingent     Commissions
Calendar                                  Sales   Deferred Sales    Deferred Sales      Retained by
  Year               Fund                Charges     Charges)          Charges)       Management Corp.
-------- -----------------------------  --------- --------------- ------------------- ----------------
  2002   Tax Advantaged Bond Fund......   162,141      1,024             163,165           163,165
  2003   Tax Advantaged Bond Fund......   347,701     11,745             359,446           359,446
  2004   Tax Advantaged Bond Fund......   146,129     23,307             169,436           169,436

  2002   Money Market Fund.............       n/a        719                 719               719
  2003   Money Market Fund.............       n/a      8,833               8,833             8,833
  2004   Money Market Fund.............       506      8,463               8,969             8,969

  2002   LifePath Income Fund..........         0          0                   0                 0
  2003   LifePath Income Fund..........   451,550      1,423             452,973           452,973
  2004   LifePath Income Fund..........   751,894     18,775             770,670           770,670

  2002   LifePath 2010 Fund............         0          0                   0                 0
  2003   LifePath 2010 Fund............   755,198      3,231             758,429           758,429
  2004   LifePath 2010 Fund............ 1,822,333     34,190           1,856,523         1,856,523

  2002   LifePath 2020 Fund............         0          0                   0                 0
  2003   LifePath 2020 Fund............   956,983      2,304             959,287           959,287
  2004   LifePath 2020 Fund............ 2,567,237     56,028           2,623,265         2,623,265

  2002   LifePath 2030 Fund............         0          0                   0                 0
  2003   LifePath 2030 Fund............   518,560      2,370             520,930           520,930
  2004   LifePath 2030 Fund............ 1,588,911     45,399           1,634,310         1,634,310

  2002   LifePath 2040 Fund............         0          0                   0                 0
  2003   LifePath 2040 Fund............   251,886      2,923             254,809           254,809
  2004   LifePath 2040 Fund............   934,954     29,335             964,289           964,289

--------
* Because the LifePath Funds were not publicly sold until May of 2003, there were no front-end sales charges or contingent deferred sales charges for the LifePath Funds in 2002.

   Other than the compensation described in the table above, Management Corp. received no other compensation, such as brokerage commissions, from the Funds during the calendar year ended December 31, 2003.

DISTRIBUTION PLANS

   State Farm Mutual Fund Trust has adopted distribution plans (the "Plans") for Class A, Class B, Class R-1 and Class R-2 shares of each Fund, in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable rule of the NASD regarding asset based sales charges. The Trust has also entered into a Shareholder Services Agreement with Management Corp. for Class A, Class B, Class R-1, Class R-2 and Class R-3 shares of each Fund.

   Pursuant to the Plans, each Fund will pay Management Corp. a distribution fee equal to the following percentage of average daily net assets:

                                       12b-1 Distribution Fee
                                -------------------------------------
                                Class A Class B Class R-1* Class R-2*
                                ------- ------- ---------- ----------
           Money Market Fund...  0.15%   0.55%    0.40%      0.20%
           Other Funds.........  0.25%   0.65%    0.50%      0.30%

--------
* Shares of the Tax Advantaged Bond Fund are not offered in Class R-1, Class R-2 and R-3.

   The 12b-1 distribution expenses of a fund pursuant to the Plans are accrued on a fiscal year basis. The purpose of the 12b-1 distribution fee is to compensate Management Corp. for its expenses in financing any activity primarily intended to result in the sale of Fund shares. Management Corp. pays commissions to registered representatives as well as reimbursement of expenses of printing prospectuses and reports used for sales purposes, expenses with respect to the preparation and printing of sales literature and other distribution related expenses, including without limitation, the cost necessary to provide distribution-related services, or personnel, travel, office expenses and equipment.

   In accordance with the terms of the Plans, Management Corp. will provide to each Fund, for review by the Board of Trustees, a quarterly written report of the amounts expended under the respective Plans and the purpose for which such expenditures were made. Each quarter, the Board of Trustees will review the level of compensation the Plans provide in considering the continued appropriateness of the Plans.

   The Plans were adopted by a majority vote of the Board of Trustees, including at least a majority of Trustees who are not, and were not at the time they voted, interested persons of the Fund as defined in the 1940 Act and do not and did not have any direct or indirect financial interest in the operation of the Plans, cast in person at a meeting called for the purpose of voting on the Plans. In approving the Plans, the Trustees identified and considered a number of potential benefits which the Plans may provide. The Board of Trustees believes that there is a reasonable likelihood that the Plans will benefit each Fund and its current and future shareholders. Under their terms, the Plans remain in effect from year to year, provided such continuance is approved annually by vote of the Board of Trustees in the manner described above. The Plans may not be amended to increase materially the amount to be spent for distribution without approval of the shareholders of the Fund affected thereby, and material amendments to the Plans must also be approved by the Board of Trustees in the manner described above. A Plan may be terminated at any time, without payment of any penalty, by vote of the majority of the Board of Trustees who are not interested persons of the Fund and have no direct or indirect financial interest in the operations of the Plan, or by a vote of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Fund affected thereby. A Plan will automatically terminate in the event of its assignment (as defined in the 1940 Act).

   The anticipated benefits to the Funds and their shareholders that may result from the Plans are as follows. First, the Plans allow more flexibility to the prospective shareholder in choosing how to pay sales loads. Second, they provide an attractive compensation package for the sales force to sell the Funds which is necessary to attract assets. Third, they provide an incentive for the sales force to provide a higher level of service and compensate them accordingly. This in turn should lead to improved retention and a higher amount of assets, which in turn will benefit all shareholders by lowering costs per share in the future.

   The Funds also will compensate the Manager under the Shareholder Services Agreement for account maintenance and personal services provided to Class A, Class B, Institutional Class, Class R-1, Class R-2, and Class R-3 shareholders. The expenses of a class of shares of a Fund under the Shareholder Services Agreement are accrued on a fiscal year basis and equal the following percentages of the average daily net assets of the specified classes of the
Funds:

                                          Shareholder Servicing Fee
                     --------------------------------------------------------------------
                     Class A Class B Institutional Class Class R-1* Class R-2* Class R-3*
                     ------- ------- ------------------- ---------- ---------- ----------
All Funds...........  0.25%   0.25%         0.25%          0.32%      0.32%      0.32%

--------
* Shares of the Tax Advantaged Bond Fund are not offered in Class R-1, Class R-2 and R-3.

   R-Shares of each Fund, including the R-Shares of the Equity and Bond Fund, shall pay the Manager for each month a shareholder service fee at an annual rate the amount of which is reflected in the schedule below and which depends on the total amount of net assets invested in R-Shares of all Funds on the close of the first business day of December in the previous calendar year:

  Total Amount of Net Asset Invested in  Percentage Charged as a Shareholder
  R-Shares of all Funds as of the First Servicing Fee to Each R-Share Class of
     Business Day in December in the     Each Fund in the Subsequent Calendar
         Previous Calendar Year                          Year
  ------------------------------------- --------------------------------------
          Less than $1 Billion.........                0.3200%
              $1-2 Billion.............                0.3060 %
              $2-3 Billion.............                0.2907 %
              $3-4 Billion.............                0.2846 %
              $4-5 Billion.............                0.2813%
          More than $5 Billion.........                0.2800%

   For the calendar year in which the R-Shares began operation, the percentage charged on an annual basis as a shareholder servicing fee equaled 0.320%.

   The tables below reflect the 12b-1 payments made by Class A and Class B of the Funds to Management Corp., and the amount of distribution expenses incurred by Management Corp. Under the 12b-1 Distribution Plans, the Funds make 12b-1 payments to Management Corp. only if Management Corp. has incurred distribution expenses. The Funds may make 12b-1 payments to Management Corp. to reimburse Management Corp. for distribution expenses it incurred in prior periods. No 12b-1 payment and distribution table is included for Class R-1 and Class R-2 shares because these share classes have not been offered to the public.

                         State Farm Mutual Fund Trust
                    Class A 12b-1 Distribution Plan Report
                                      for
                        Period Ending December 31, 2004

                                                         Small Cap  International    S&P      Small Cap
                                           Equity Fund  Equity Fund  Equity Fund  Index Fund Index Fund
                                          ------------- ----------- ------------- ---------- -----------
1)  Payments made by Fund to SFVPMC
      under Rule 12b-1...................  $  215,479   $  145,668   $   77,861   $  604,204 $  277,928
                                           ----------   ----------   ----------   ---------- ----------
2)  Distribution Expenses paid by
      SFVPMC:
    a)   Commissions and Other Payments
           to Registered Representatives.  $  144,911   $  111,974   $   60,862   $  307,762 $  187,717
    b)   Sales Support Salary and Related
           Costs.........................  $  406,562   $  272,740   $  146,015   $1,238,275 $  570,370
    c)   Preparation & Mailing of:
            Advertising and Marketing
              Costs......................  $  117,306   $   78,694   $   42,130   $  357,282 $  164,570
            Prospectus Costs.............  $    7,633   $    5,120   $    2,741   $   23,247 $   10,708
                                           ----------   ----------   ----------   ---------- ----------
3). Total Distribution Expenses..........  $  676,411   $  468,529   $  251,749   $1,926,566 $  933,365
                                           ----------   ----------   ----------   ---------- ----------
4). Excess of Total Distribution Expenses
      over payments made by Fund under
      Rule 12b-1 for the quarter.........  $  460,932   $  322,861   $  173,887   $1,322,362 $  655,438
                                           ----------   ----------   ----------   ---------- ----------
5). Cumulative Excess of Total
      Distribution Expenses over payments
      made by Fund under Rule 12b-1......  $1,782,179   $2,114,238   $1,480,167   $4,495,076 $2,834,083
                                           ==========   ==========   ==========   ========== ==========

                                          International  Equity &                  Tax Adv.     Money
                                           Index Fund    Bond Fund    Bond Fund   Bond Fund  Market Fund
                                          ------------- ----------- ------------- ---------- -----------
1)  Payments made by Fund to SFVPMC
      under Rule 12b-1...................  $  113,789   $  232,403   $  277,700   $  157,393 $  106,037
                                           ----------   ----------   ----------   ---------- ----------
2)  Distribution Expenses paid by
      SFVPMC:
    a)   Commissions and Other Payments
           to Registered Representatives.  $   79,317   $  157,458   $  177,635   $  166,584 $  202,073
    b)   Sales Support Salary and Related
           Costs.........................  $  254,974   $  422,332   $  514,813   $  281,208 $  310,621
    c)   Preparation & Mailing of:
            Advertising and Marketing
              Costs......................  $   73,568   $  121,856   $  148,540   $   81,138 $   89,624
            Prospectus Costs.............  $    4,787   $    7,929   $    9,665   $    5,279 $    5,831
                                           ----------   ----------   ----------   ---------- ----------
3)  Total Distribution Expenses..........  $  412,646   $  709,575   $  850,653   $  534,210 $  608,150
                                           ----------   ----------   ----------   ---------- ----------
4)  Excess of Total Distribution Expenses
      over payments made by Fund under
      Rule 12b-1 for the quarter.........  $  298,857   $  477,173   $  572,954   $  376,817 $  502,113
                                           ----------   ----------   ----------   ---------- ----------
5)  Cumulative Excess of Total
      Distribution Expenses over payments
      made by Fund under Rule 12b-1......  $1,661,820   $2,875,771   $2,707,027   $2,526,707 $1,869,621
                                           ==========   ==========   ==========   ========== ==========


                                                 LifePath
                                                  Income  LifePath  LifePath  LifePath  LifePath
                                                   Fund   2010 Fund 2020 Fund 2030 Fund 2040 Fund
                                                 -------- --------- --------- --------- ---------
1)  Payments made by Fund to SFVPMC under
      Rule 12b-1................................ $120,106 $210,091  $276,537  $146,308  $ 78,813
                                                 -------- --------  --------  --------  --------
2)  Distribution Expenses paid by SFVPMC:
    a)  Commissions and Other Payments to
          Registered Representatives............ $ 13,226 $      0  $      0  $      0  $      0
    b)  Sales Support Salary and Related Costs.. $280,552 $553,843  $755,016  $410,212  $228,033
    c)  Preparation & Mailing of:  Advertising
           and Marketing Costs.................. $ 80,948 $159,802  $217,846  $118,359  $ 65,795
           Prospectus Costs..................... $  5,267 $ 10,398  $ 14,174  $  7,701  $  4,281
                                                 -------- --------  --------  --------  --------
3)  Total Distribution Expenses................. $379,994 $724,043  $987,037  $536,272  $298,109
                                                 -------- --------  --------  --------  --------
4)  Excess of Total Distribution Expenses over
      payments made by Fund under Rule 12b-1 for
      the quarter............................... $259,887 $513,951  $710,499  $389,964  $219,295
                                                 -------- --------  --------  --------  --------
5)  Cumulative Excess of Total Distribution
      Expenses over payments made by Fund under
      Rule 12b-1................................ $415,931 $721,105  $974,473  $523,650  $282,392
                                                 ======== ========  ========  ========  ========

                         State Farm Mutual Fund Trust
                    Class B 12b-1 Distribution Plan Report
                                      for
                        Period Ending December 31, 2004

                                                         Small Cap  International    S&P      Small Cap
                                           Equity Fund  Equity Fund  Equity Fund  Index Fund Index Fund
                                          ------------- ----------- ------------- ---------- -----------
1)  Payments made by Fund to SFVPMC
      under Rule 12b-1...................  $  252,480   $  242,728   $  167,587   $  697,090 $  392,268
                                           ----------   ----------   ----------   ---------- ----------
2)  Distribution Expenses paid by
      SFVPMC:
    a)   Commissions and Other Payments
           to Registered Representatives.  $  252,192   $  164,251   $   94,225   $  873,293 $  377,683
    b)   Sales Support Salary and Related
           Costs.........................  $  182,774   $  176,059   $  122,921   $  527,220 $  295,690
    c)   Preparation & Mailing of:
            Advertising and Marketing
              Costs......................  $   52,736   $   50,799   $   35,467   $  152,120 $   85,316
            Prospectus Costs.............  $    3,431   $    3,305   $    2,308   $    9,898 $    5,551
                                           ----------   ----------   ----------   ---------- ----------
3). Total Distribution Expenses..........  $  491,134   $  394,414   $  254,921   $1,562,531 $  764,240
                                           ----------   ----------   ----------   ---------- ----------
4). Excess of Total Distribution Expenses
      over payments made by Fund under
      Rule 12b-1 for the quarter.........  $  238,654   $  151,686   $   87,333   $  865,440 $  371,973
                                           ----------   ----------   ----------   ---------- ----------
5). Cumulative Excess of Total
      Distribution Expenses over payments
      made by Fund under Rule 12b-1......  $1,136,263   $1,812,132   $1,375,976   $3,274,679 $2,372,516
                                           ==========   ==========   ==========   ========== ==========

                                          International  Equity &                  Tax Adv.     Money
                                           Index Fund    Bond Fund    Bond Fund   Bond Fund  Market Fund
                                          ------------- ----------- ------------- ---------- -----------
1)  Payments made by Fund to SFVPMC
      under Rule 12b-1...................  $  209,601   $  344,129   $  338,110   $  226,373 $   32,116
                                           ----------   ----------   ----------   ---------- ----------
2)  Distribution Expenses paid by
      SFVPMC:
    a)   Commissions and Other Payments
           to Registered Representatives.  $  176,385   $  257,549   $  269,466   $   76,479 $    5,240
    b)   Sales Support Salary and Related
           Costs.........................  $  163,911   $  240,427   $  231,571   $  147,775 $   25,030
    c)   Preparation & Mailing of:
            Advertising and Marketing
              Costs......................  $   47,294   $   69,371   $   66,816   $   42,638 $    7,222
            Prospectus Costs.............  $    3,077   $    4,514   $    4,347   $    2,774 $      470
                                           ----------   ----------   ----------   ---------- ----------
3)  Total Distribution Expenses..........  $  390,666   $  571,861   $  572,201   $  269,666 $   37,962
                                           ----------   ----------   ----------   ---------- ----------
4)  Excess of Total Distribution Expenses
      over payments made by Fund under
      Rule 12b-1 for the quarter.........  $  181,065   $  227,732   $  234,091   $   43,293 $    5,846
                                           ----------   ----------   ----------   ---------- ----------
5)  Cumulative Excess of Total
      Distribution Expenses over payments
      made by Fund under Rule 12b-1......  $1,534,350   $2,312,867   $1,780,696   $1,932,480 $  355,748
                                           ==========   ==========   ==========   ========== ==========


                                                 LifePath
                                                  Income  LifePath  LifePath  LifePath  LifePath
                                                   Fund   2010 Fund 2020 Fund 2030 Fund 2040 Fund
                                                 -------- --------- --------- --------- ---------
1)  Payments made by Fund to SFVPMC under
      Rule 12b-1................................ $ 42,799 $133,132  $196,292  $123,655  $ 72,495
                                                 -------- --------  --------  --------  --------
2)  Distribution Expenses paid by SFVPMC:
    a)    Commissions and Other Payments to
            Registered Representatives.......... $104,583 $407,668  $661,818  $454,521  $282,857
    b)    Sales Support Salary and Related Costs $ 36,786 $122,259  $189,766  $126,080  $ 75,677
    c)    Preparation & Mailing of:
             Advertising and Marketing Costs.... $ 10,614 $ 35,276  $ 54,754  $ 36,378  $ 21,835
             Prospectus Costs................... $    691 $  2,295  $  3,563  $  2,367  $  1,421
                                                 -------- --------  --------  --------  --------
3)  Total Distribution Expenses................. $152,674 $567,497  $909,899  $619,346  $381,790
                                                 -------- --------  --------  --------  --------
4)  Excess of Total Distribution Expenses over
      payments made by Fund under Rule 12b-1 for
      the quarter............................... $109,875 $434,366  $713,607  $495,691  $309,295
                                                 -------- --------  --------  --------  --------
5)  Cumulative Excess of Total Distribution
      Expenses over payments made by Fund under
      Rule 12b-1................................ $153,507 $558,749  $886,314  $601,145  $364,426
                                                 ======== ========  ========  ========  ========

                         State Farm Mutual Fund Trust
                   Class R-1 12b-1 Distribution Plan Report
                                      for
                        Period Ending December 31, 2004

                                                           Small Cap  International    S&P      Small Cap
                                             Equity Fund  Equity Fund  Equity Fund  Index Fund Index Fund
                                            ------------- ----------- ------------- ---------- -----------
1)  Payments made by Fund to SFVPMC
      under Rule 12b-1.....................    $ 1,867      $1,826       $1,607      $ 1,723     $ 1,653
                                               -------      ------       ------      -------     -------
2)  Distribution Expenses paid by SFVPMC:
    a)    Commissions and Other Payments to
            Registered Representatives.....    $ 2,671      $2,833       $2,766      $ 5,499     $ 3,600
    b)    Sales Support Salary and Related
            Costs..........................    $ 4,787      $5,223       $4,978      $ 6,928     $ 5,597
    c)    Preparation & Mailing of:
             Advertising and Marketing
               Costs.......................    $ 1,381      $1,507       $1,436      $ 1,999     $ 1,615
             Prospectus Costs..............    $    90      $   98       $   93      $   130     $   105
                                               -------      ------       ------      -------     -------
3). Total Distribution Expenses............    $ 8,930      $9,661       $9,274      $14,556     $10,917
                                               -------      ------       ------      -------     -------
4). Excess of Total Distribution Expenses
      over payments made by Fund under
      Rule 12b-1 for the quarter...........    $ 7,063      $7,836       $7,667      $12,834     $ 9,264
                                               -------      ------       ------      -------     -------
5). Cumulative Excess of Total Distribution
      Expenses over payments made by
      Fund under Rule 12b-1................    $ 7,063      $7,836       $7,667      $12,834     $ 9,264
                                               =======      ======       ======      =======     =======

                                            International  Equity &                  Tax Adv.     Money
                                             Index Fund    Bond Fund    Bond Fund   Bond Fund  Market Fund
                                            ------------- ----------- ------------- ---------- -----------
1)  Payments made by Fund to SFVPMC
      under Rule 12b-1.....................    $ 1,627      $1,738       $1,853          n/a     $ 1,374
                                               -------      ------       ------      -------     -------
2)  Distribution Expenses paid by SFVPMC:
    a)    Commissions and Other Payments to
            Registered Representatives.....    $ 3,288      $2,739       $3,239          n/a     $ 2,478
    b)    Sales Support Salary and Related
            Costs..........................    $ 5,448      $4,702       $5,031          n/a     $ 4,767
    c)    Preparation & Mailing of:
             Advertising and Marketing
               Costs.......................    $ 1,572      $1,357       $1,452          n/a     $ 1,376
             Prospectus Costs..............    $   102      $   88       $   94          n/a     $    90
                                               -------      ------       ------      -------     -------
3)  Total Distribution Expenses............    $10,410      $8,886       $9,817          n/a     $ 8,710
                                               -------      ------       ------      -------     -------
4)  Excess of Total Distribution Expenses
      over payments made by Fund under
      Rule 12b-1 for the quarter...........    $ 8,783      $7,147       $7,964          n/a     $ 7,336
                                               -------      ------       ------      -------     -------
5)  Cumulative Excess of Total Distribution
      Expenses over payments made by
      Fund under Rule 12b-1................    $ 8,783      $7,147       $7,964          n/a     $ 7,336
                                               =======      ======       ======      =======     =======


                                                     LifePath
                                                      Income  LifePath  LifePath  LifePath  LifePath
                                                       Fund   2010 Fund 2020 Fund 2030 Fund 2040 Fund
                                                     -------- --------- --------- --------- ---------
1)  Payments made by Fund to SFVPMC under
      Rule 12b-1....................................   $157    $  165    $  179    $  173    $  172
                                                       ----    ------    ------    ------    ------
2)  Distribution Expenses paid by SFVPMC:
    a)  Commissions and Other Payments to Registered
          Representatives...........................   $335    $  453    $  803    $  668    $  885
    b)  Sales Support Salary and Related Costs......   $506    $  589    $  832    $  745    $  899
    c)  Preparation & Mailing of:
           Advertising and Marketing Costs..........   $146    $  170    $  240    $  215    $  259
           Prospectus Costs.........................   $  9    $   11    $   16    $   14    $   17
                                                       ----    ------    ------    ------    ------
3)  Total Distribution Expenses.....................   $997    $1,223    $1,891    $1,642    $2,061
                                                       ----    ------    ------    ------    ------
4)  Excess of Total Distribution Expenses over
      payments made by Fund under Rule 12b-1 for the
      quarter.......................................   $840    $1,058    $1,712    $1,470    $1,889
                                                       ----    ------    ------    ------    ------
5)  Cumulative Excess of Total Distribution Expenses
      over payments made by Fund under
      Rule 12b-1....................................   $840    $1,058    $1,712    $1,470    $1,889
                                                       ====    ======    ======    ======    ======

                         State Farm Mutual Fund Trust
                   Class R-2 12b-1 Distribution Plan Report
                                      for
                        Period Ending December 31, 2004

                                                           Small Cap  International    S&P      Small Cap
                                             Equity Fund  Equity Fund  Equity Fund  Index Fund Index Fund
                                            ------------- ----------- ------------- ---------- -----------
1)  Payments made by Fund to SFVPMC
      under Rule 12b-1.....................    $1,110       $1,089       $  951       $  927     $  956
                                               ------       ------       ------       ------     ------
2)  Distribution Expenses paid by SFVPMC:
    a)    Commissions and Other Payments to
            Registered Representatives.....    $2,375       $2,645       $2,474       $2,358     $2,447
    b)    Sales Support Salary and Related
            Costs..........................    $4,570       $5,089       $4,760       $4,537     $4,709
    c)    Preparation & Mailing of:
             Advertising and Marketing
               Costs.......................    $1,319       $1,468       $1,373       $1,309     $1,359
             Prospectus Costs..............    $   86       $   96       $   89       $   85     $   88
                                               ------       ------       ------       ------     ------
3). Total Distribution Expenses............    $8,350       $9,298       $8,696       $8,289     $8,604
                                               ------       ------       ------       ------     ------
4). Excess of Total Distribution Expenses
      over payments made by Fund under
      Rule 12b-1 for the quarter...........    $7,240       $8,209       $7,745       $7,361     $7,647
                                               ------       ------       ------       ------     ------
5). Cumulative Excess of Total Distribution
      Expenses over payments made by
      Fund under Rule 12b-1................    $7,240       $8,209       $7,745       $7,361     $7,647
                                               ======       ======       ======       ======     ======

                                            International  Equity &                  Tax Adv.     Money
                                             Index Fund    Bond Fund    Bond Fund   Bond Fund  Market Fund
                                            ------------- ----------- ------------- ---------- -----------
1)  Payments made by Fund to SFVPMC
      under Rule 12b-1.....................    $  959       $1,025       $1,072          n/a     $  667
                                               ------       ------       ------       ------     ------
2)  Distribution Expenses paid by SFVPMC:
    a)    Commissions and Other Payments to
            Registered Representatives.....    $2,514       $2,275       $2,216          n/a     $2,209
    b)    Sales Support Salary and Related
            Costs..........................    $4,837       $4,377       $4,264          n/a     $4,251
    c)    Preparation & Mailing of:
             Advertising and Marketing
               Costs.......................    $1,396       $1,263       $1,230          n/a     $1,227
             Prospectus Costs..............    $   91       $   82       $   80          n/a     $   80
                                               ------       ------       ------       ------     ------
3)  Total Distribution Expenses............    $8,837       $7,996       $7,791          n/a     $7,766
                                               ------       ------       ------       ------     ------
4)  Excess of Total Distribution Expenses
      over payments made by Fund under
      Rule 12b-1 for the quarter...........    $7,878       $6,971       $6,718          n/a     $7,100
                                               ------       ------       ------       ------     ------
5)  Cumulative Excess of Total Distribution
      Expenses over payments made by
      Fund under Rule 12b-1................    $7,878       $6,971       $6,718          n/a     $7,100
                                               ======       ======       ======       ======     ======


                                                     LifePath
                                                      Income  LifePath  LifePath  LifePath  LifePath
                                                       Fund   2010 Fund 2020 Fund 2030 Fund 2040 Fund
                                                     -------- --------- --------- --------- ---------
1)  Payments made by Fund to SFVPMC under
      Rule 12b-1....................................   $ 91     $ 93      $ 93      $ 93      $ 93
                                                       ----     ----      ----      ----      ----
2)  Distribution Expenses paid by SFVPMC:
    a)  Commissions and Other Payments to Registered
          Representatives...........................   $224     $269      $276      $243      $237
    b)  Sales Support Salary and Related Costs......   $431     $474      $485      $459      $455
    c)  Preparation & Mailing of:
           Advertising and Marketing Costs..........   $124     $137      $140      $132      $131
           Prospectus Costs.........................   $  8     $  9      $  9      $  9      $  9
                                                       ----     ----      ----      ----      ----
3)  Total Distribution Expenses.....................   $787     $889      $911      $843      $832
                                                       ----     ----      ----      ----      ----
4)  Excess of Total Distribution Expenses over
      payments made by Fund under Rule 12b-1 for the
      quarter.......................................   $695     $796      $817      $749      $739
                                                       ----     ----      ----      ----      ----
5)  Cumulative Excess of Total Distribution Expenses
      over payments made by Fund under
      Rule 12b-1....................................   $695     $796      $817      $749      $739
                                                       ====     ====      ====      ====      ====

OTHER SERVICE PROVIDERS

CUSTODIANS


   JPMorgan Chase Bank, North American Insurance Securities Services, 3 Chase MetroTech Center, 6th Floor, Brooklyn, New York 11245 ("JPMorgan Chase"), acts as custodian of the assets of each Fund, except the International Index Fund, the International Equity Fund and the LifePath Funds. Investors Bank and Trust Company, 200 Clarendon Street, Boston, Massachusetts 02116 ("IBT"), is the Trust's custodian for the International Index Fund, the LifePath Funds and the International Equity Fund.


   JPMorgan Chase and IBT (the "custodians") may hold securities of the Funds in amounts sufficient to cover put and call options written on futures contracts in a segregated account by transferring (upon the Trust's instructions) assets from a Fund's general (regular) custody account. The custodians also will hold certain assets of certain of the Funds or Master Portfolios constituting margin deposits with respect to financial futures contracts at the disposal of FCMs through which such transactions are effected. The Manager performs fund accounting services, including the valuation of portfolio securities and the calculation of net asset value, for each Fund other than the International Equity Fund and the International Index Fund. IBT performs fund accounting services for these Funds.

TRANSFER AGENT

   The Transfer Agent Agreements between the Trust and the Manager appoints the Manager as the Funds' transfer agent and dividend disbursing agent. Under the terms of the agreement, the Manager: (1) prepares and mails transaction confirmations, annual records of investments and tax information statements;
(2) effects transfers of Fund shares; (3) prepares annual shareowner meeting lists; (4) prepares, mails and tabulates proxies; (5) mails shareowner reports; and (6) disburses dividend and capital gains distributions. These services are performed by the Manager at a fee determined by the Board of Trustees to be reasonable in relation to the services provided and no less favorable to the Funds than would have been available from a third party.

   IBT acts as transfer agent and dividend disbursing agent for the Master Portfolios.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

   The Funds' independent registered public accounting firm is Ernst & Young LLP, 233 South Wacker Drive, Chicago, Illinois 60606. The firm audits each Fund's annual financial statements, reviews certain regulatory reports and each Fund's federal income tax returns, and performs other professional accounting, auditing, tax and advisory services when engaged to do so by the Committee of Independent Trustees.

TAXES

   The following information supplements and should be read in conjunction with the section in each Prospectus entitled "Taxes." The Prospectus generally describes the United States federal income tax treatment of distributions by the Funds. This section of the SAI provides additional information concerning federal income taxes. It is based on the Internal Revenue Code (the "Code"), applicable Treasury Regulations, judicial authority, and administrative rulings and practice, all as of the date of this SAI and all of which are subject to change, including changes with retroactive effect. The following discussion does not address any state, local or foreign tax matters.

   A shareholder's tax treatment may vary depending upon his or her particular situation. This discussion only applies to shareholders holding Fund shares as capital assets within the meaning the Code. Except as otherwise noted, it may not apply to certain types of shareholders who may be subject to special rules, such as insurance companies, tax-exempt organizations, shareholders holding Fund shares through tax-advantaged accounts (such as 401(k) Plan Accounts or Individual Retirement Accounts), financial institutions, broker-dealers, entities that are not organized under the laws of the United States or a political subdivision thereof, persons who are neither a citizen nor resident of the United States, shareholders holding Fund shares as part of a hedge, straddle or conversion transaction, and shareholders who are subject to the federal alternative minimum tax.


   The Trust has not requested and will not request an advance ruling from the Internal Revenue Service (the "IRS") as to the federal income tax matters described below. The IRS could adopt positions contrary to those discussed below and such positions could be sustained. In addition, the foregoing discussion and the discussions in the Prospectus applicable to each shareholder address only some of the federal income tax considerations generally affecting investments in the Funds. Prospective shareholders are urged to consult with their own tax advisors as to the particular federal tax consequences to them of an investment in a Fund, as well as the applicability and effect of any state, local or foreign laws, and the effect of possible changes in applicable tax laws.


   Qualification as a Regulated Investment Company. It is intended that each Fund and Underlying Fund (each, a "RIC") qualify as a "regulated investment company" under Subchapter M of the Code, as long as such qualification is in the best interests of the RIC's shareholders. Each RIC will be treated as a separate entity for federal income tax purposes. Thus, the provisions of the Code applicable to regulated investment companies generally will apply separately to each RIC, even though each RIC is a series of a trust. Furthermore, each RIC will separately determine its income, gains and expenses for federal income tax purposes.


   In order to qualify as a regulated investment company under the Code, each RIC must, among other things, derive at least 90% of its annual gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock, certain securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or foreign currencies (including, but not limited to, gains from options, futures or forward contracts), and net income derived from interests in "qualified publicly traded partnerships" as defined in the Code. Pursuant to future regulations, the IRS may limit qualifying income from foreign currency gains to the amount of such currency gains that are directly related to a regulated investment company's principal business of investing in stock or securities. Each RIC must also diversify its holdings so that, at the end of each quarter of the taxable year: (i) at least 50% of the fair market value of its total assets consists of (A) cash and cash items, government securities and securities of other regulated investment companies, and (B) securities of any one issuer (other than those described in clause (A)) to the extent the value of such securities does not exceed 5% of the value of the RIC's total assets and to the extent such securities do not exceed 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the RIC's total assets consists of the securities of any one issuer (other than those described in clause (i)(A)), or of two or more issuers the RIC controls and which are engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified publicly traded partnerships. The qualifying income and diversification requirements applicable to a RIC may limit the extent to which it can engage in transactions in options, futures contracts, forward contracts and swap agreements.


   In addition, each RIC generally must distribute to its shareholders at least 90% of its investment company taxable income, which generally includes its ordinary income and net short-term capital gain, as well as 90% of its net tax-exempt income earned in each taxable year. A RIC generally will not be subject to federal income tax on the investment company taxable income and net capital gain it distributes to its shareholders. For this purpose, a RIC generally must make the distributions in the same year that it realizes the income and gain. However, in certain circumstances, a RIC may make the distributions in the following taxable year. Furthermore, if a RIC declares a distribution to shareholders of record in October, November or December of one year and pays the distribution by January 31 of the following year, the RIC and its shareholders will be treated as if the RIC paid the distribution by December 31 of the first taxable year. Each RIC intends to distribute its net income and gain in a timely manner to maintain its status as a regulated investment company and eliminate RIC-level federal income taxation of such income and gain. However, no assurance can be given that a RIC will not be subject to federal income taxation.

   Excise Tax. A 4% nondeductible excise tax will be imposed on each RIC's net income and gains (other than to the extent of its tax-exempt interest income, if any) to the extent it fails to distribute during each calendar year at least 98% of its ordinary income (excluding capital gains and losses), at least 98% of its capital gain net income (adjusted for ordinary losses) for the 12 month period ending on October 31, and all of its ordinary income and capital gains from previous years that were not distributed during such years. Pursuant to an available election, each RIC may use the 12 month period ending on the last day of its taxable year for purposes of determining its capital gain net income. Each RIC intends to actually or be deemed to distribute substantially all of its net income and gains, if any, by the end of each calendar year and, thus, expects to owe little, if any, excise tax. However, no assurance can be given that a RIC will not be subject to the excise tax.


   Capital Loss Carry-Forwards. A RIC is permitted to carry forward a net capital loss from any year to offset its capital gains, if any, realized during the eight years following the year of the loss. A RIC's capital loss carry-forward is treated as a short-term capital loss in the year to which it is carried. If future capital gains are offset by carried-forward capital losses, such future capital gains are not subject to RIC-level federal income taxation, regardless of whether they are distributed to shareholders. Accordingly, the RICs do not expect to distribute such capital gains. The RICs cannot carry back or carry forward any net operating losses.

   Equalization Accounting. Each RIC may use the so-called "equalization method" of accounting to allocate a portion of its "earnings and profits," which generally equals a RIC's undistributed net investment income and realized capital gains, with certain adjustments, to redemption proceeds. This method permits a RIC to achieve more balanced distributions for both continuing and redeeming shareholders. Although using this method generally will not affect a RICs's total returns, it may reduce the amount that the RIC would otherwise distribute to continuing shareholders by reducing the effect of purchases and redemptions of RIC shares on RIC distributions to shareholders. However, the IRS may not have expressly sanctioned the equalization accounting method used by the RICs, and thus the use of this method may be subject to IRS scrutiny.


   Investment through Master Portfolios. A Fund may seek to continue to qualify as a regulated investment company by investing its assets in a corresponding Master Portfolio. Each Master Portfolio will be treated as a non-publicly traded partnership (or, in the event that a Fund is the sole investor in the corresponding Master Portfolio, will be disregarded as a separate entity from the Fund) for federal income tax purposes rather than as a regulated investment company or a corporation under the Code. Under the rules applicable to a non-publicly traded partnership (or disregarded entity), a proportionate share of any interest, dividends, gains and losses of a Master Portfolio will be deemed to have been realized (i.e., "passed-through") to its investors, including the corresponding Fund, regardless of whether any amounts are actually distributed by the Master Portfolio. Each investor in a Master Portfolio will be taxed on such share, as determined in accordance with the governing instruments of the particular Master Portfolio, the Code and Treasury Regulations, in determining such investor's federal income tax liability. Therefore, to the extent that a Master Portfolio were to recognize but not distribute any income or gains, the corresponding Fund would be deemed to have realized its proportionate share of such income or gains without receipt of any corresponding distribution. However, each of the Master Portfolios will seek to minimize recognition by its investors (such as a corresponding Fund) of income and gains without a corresponding distribution. Furthermore, it is intended that each Master Portfolio's assets, income and distributions will be managed in such a way that an investor in a Master Portfolio will be able to continue to qualify as a regulated investment company by investing its assets through the Master Portfolio.


   Taxation of Fund Investments. In this section, all references to a Fund include, if applicable, an Underlying Fund or a Master Portfolio. In general, if a Fund realizes gains or losses on the sale of portfolio securities, such gains or losses will be capital gains or losses, and long-term capital gains or losses if the Fund has held the disposed securities for more than one year at the time of disposition.

   If a Fund purchases a debt obligation with original issue discount, generally at an issue price less than its principal amount ("OID"), such as a zero-coupon bond, the Fund may be required to annually include in its taxable income a portion of the OID as ordinary income, even though the Fund will not receive cash payments for such discount until maturity or disposition of the obligation. A portion of the OID includible in income with respect to certain high-yield corporate debt securities may be treated as a dividend for federal income tax purposes. Gains recognized on the disposition of a debt obligation (including a municipal obligation) purchased by a Fund at a market discount, generally at a price less than its principal amount, generally will be treated as ordinary income to the extent of the portion of market discount which accrued, but was not previously recognized pursuant to an available election, during the term that the Fund held the debt obligation. A Fund generally will be required to make distributions to shareholders representing the OID and, if an election is made, accrued market discount on debt securities that is currently includible in income, even though the cash representing such income may not have been received by the Fund. Cash to pay such distributions may be obtained from sales proceeds of securities held by a Fund.

   If an option granted by a Fund lapses or is terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction. Some capital losses may be deferred if they result from a position that is part of a "straddle," discussed below. If securities are sold by a Fund pursuant to the exercise of a call option granted by it, the Fund will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by a Fund pursuant to the exercise of a put option written by it, the Fund will subtract the premium received from its cost basis in the securities purchased.

   Some regulated futures contracts, certain foreign currency contracts, and non-equity, listed options used by a Fund will be deemed "Section 1256 contracts." A Fund will be required to "mark to market" any such contracts held at the end of the taxable year by treating them as if they had been sold on the last day of that year at market value. Sixty percent of any net gain or loss realized on all dispositions of Section 1256 contracts, including deemed dispositions under the "mark-to-market" rule, generally will be treated as long-term capital gain or loss, and the remaining 40% will be treated as short-term capital gain or loss. As stated below, gain or loss on certain foreign currency contracts that are Section 1256 contracts will be treated as ordinary income and loss. Transactions that qualify as designated hedges are excepted from the mark-to-market rule and the "60%/40%" rule.

   Foreign exchange gains and losses realized by a Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options and futures contracts relating to foreign currency, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount and timing of recognition of the Fund's income. Under future Treasury Regulations, any such transactions that are not directly related to a Fund's investments in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the Fund to satisfy the 90% income test described above. If the net foreign exchange loss for a year exceeds a Fund's investment company taxable income (computed without regard to such loss), the resulting ordinary loss for such year will not be deductible by the Fund or its shareholders in future years.

   Offsetting positions held by a Fund involving certain financial forward, futures or options contracts may be considered, for federal income tax purposes, to constitute "straddles." The tax treatment of "straddles" is governed by Section 1092 of the Code which, in certain circumstances, overrides or modifies the provisions of Section 1256. If a Fund is treated as entering into "straddles" by engaging in certain financial forward, futures or option contracts, such straddles could be characterized as "mixed straddles" if the futures, forward, or option contracts comprising a part of such straddles are governed by Section 1256 of the Code, described above. A Fund may make one or more elections with respect to "mixed straddles." Depending upon which election is made, if any, the results with respect to a Fund may differ. Generally, to the extent the straddle rules apply to positions established by a Fund, losses realized by the Fund may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle and the conversion transaction rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain or ordinary income. Because the application of the straddle rules may affect the character of gains and losses, defer losses, and/or accelerate the recognition of gains or losses from affected straddle positions, the amount which must be distributed to Fund shareholders, and which will be taxed to Fund shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to if a Fund had not engaged in such transactions.


   If a Fund enters into a "constructive sale" of any appreciated position in stock, a partnership interest, or certain debt instruments, the Fund will be treated as if it had sold and immediately repurchased the property and must recognize gain (but not loss) with respect to that position. A constructive sale occurs when a Fund enters into one of the following transactions with respect to the same or substantially identical property: (i) a short sale; (ii) an offsetting notional principal contract; (iii) certain futures or forward contracts; or (iv) other transactions identified in future Treasury Regulations. The character of the gain from constructive sales will depend upon a Fund's holding period in the property. Losses from a constructive sale of property will be recognized when the property is subsequently disposed of. The character of such losses will depend upon a Fund's holding period in the property and the application of various loss deferral provisions in the Code.


   The amount of long-term capital gain a Fund may recognize from derivative transactions is limited with respect to certain pass-through entities. The amount of long-term capital gain is limited to the amount of such gain a Fund would have had if the Fund directly invested in the pass-through entity during the term of the derivative contract. Any gain in excess of this amount is treated as ordinary income. An interest charge is imposed on the amount of gain that is treated as ordinary income.

   "Passive foreign investment companies" ("PFICs") are generally defined as foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or that hold at least 50% of their assets in investments producing such passive income. If a Fund acquires any equity interest (which generally includes not only stock but also an option to acquire stock such as is inherent in a convertible bond under proposed Treasury Regulations) in a PFIC, the Fund could be subject to federal income tax and IRS interest charges on "excess distributions" received from the PFIC or on gain from the sale of stock in the PFIC, even if all income or gain actually received by the Fund is timely distributed to its shareholders. Excess distributions will be characterized as ordinary income even though, absent the application of PFIC rules, some excess distributions would have been classified as capital gain.

   A Fund will not be permitted to pass through to its shareholders any credit or deduction for taxes and interest charges incurred with respect to PFICs. Elections may be available that would ameliorate these adverse tax consequences, but such elections could require a Fund to recognize taxable income or gain without the concurrent receipt of cash. Investments in PFICs could also result in the treatment of associated capital gains as ordinary income. Because it is not always possible to identify a foreign corporation as a PFIC in advance of acquiring shares in the corporation, however, a Fund may incur the tax and interest charges described above in some instances.

   Rules governing the federal income tax aspects of swap agreements are in a developing stage and are not entirely clear in certain respects. Accordingly, while each Fund intends to account for such transactions in a manner it deems to be appropriate, the IRS might not accept such treatment. If it did not, the status of a Fund as a regulated investment company might be jeopardized. The Funds intend to monitor developments in this area. Certain requirements that must be met under the Code in order for each Fund to qualify as a regulated investment company may limit the extent to which a Fund will be able to engage in swap agreements.

   In addition to the investments described above, prospective shareholders should be aware that other investments made by a Fund may involve sophisticated tax rules that may result in income or gain recognition by the Fund without corresponding current cash receipts. Although a Fund seeks to avoid significant noncash income, such noncash income could be recognized by the Fund, in which case the Fund may distribute cash derived from other sources in order to meet the minimum distribution requirements described above. In this regard, the Fund could be required at times to liquidate investments prematurely in order to satisfy its minimum distribution requirements. In addition, payments received by a Fund in connection with securities lending and repurchase agreements will not qualify for recently enacted reductions in individual federal income tax on certain dividends and so may be taxable as ordinary income.

   Taxation of Distributions. For federal income tax purposes, a RIC's earnings and profits, described above, are determined at the end of the RIC's taxable year and are allocated pro rata over the entire year. All distributions paid out of a RIC's earnings and profits (as determined at the end of the year), whether paid in cash or reinvested in shares of the RIC, generally are deemed to be taxable distributions and must be reported on each RIC shareholder's federal income tax return. Distributions in excess of a RIC's earnings and profits will first be treated as a return of capital up to the amount of a shareholder's tax basis in its RIC shares and then capital gain. A RIC may make distributions in excess of earnings and profits to a limited extent, from time to time.

   Distributions designated by a RIC as a capital gain distribution will be taxed to its shareholders as long-term capital gain (to the extent such distributions do not exceed the RIC's actual net long-term capital gain for the taxable year), regardless of how long a shareholder has held RIC shares. Each RIC will designate capital gains distributions, if any, in a written notice mailed by the RIC to its shareholders not later than 60 days after the close of the RIC's taxable year.

   Sales and Exchanges of Fund Shares. If a shareholder sells, pursuant to a cash or in-kind redemption, or exchanges his or her Fund shares, subject to the discussion below, he or she generally will realize a taxable capital gain or loss on the difference between the amount received for the shares (or deemed received in the case of an exchange) and his or her tax basis in the shares. This gain or loss will be long-term capital gain or loss if he or she has held such Fund shares for more than one year at the time of the sale or exchange. Under certain circumstances, an individual shareholder receiving qualified dividend income from a Fund, explained further below, may be required to treat a loss on the sale or exchange of Fund shares as a long-term capital loss.

   If a shareholder sells or exchanges Fund shares within 90 days of having acquired such shares and if, as a result of having initially acquired those shares, he or she subsequently pays a reduced sales charge on a new purchase of shares of the Fund or a different regulated investment company, the sales charge previously incurred in acquiring the Fund's shares generally shall not be taken into account (to the extent the previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but generally will be treated as having been incurred in the new purchase. Also, if a shareholder realizes a loss on a disposition of Fund shares, the loss will be disallowed to the extent that he or she purchases substantially identical shares within the 61-day period beginning 30 days before and ending 30 days after the disposition. Any disallowed loss generally will be included in the tax basis of the purchased shares.

   If a shareholder receives a capital gain distribution with respect to any Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as a long-term capital loss to the extent of the capital gain distribution. This loss disallowance rule does not apply to losses realized under a periodic redemption plan.


   Foreign Taxes. Amounts realized by a Fund on foreign securities may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of non-U.S. corporations, the Fund will be eligible to file an annual election with the IRS pursuant to which the Fund may pass through to its shareholders on a pro rata basis foreign income and similar taxes paid by the Fund, which may be claimed, subject to certain limitations, either as a tax credit or deduction by the shareholders. No assurance is given that a Fund eligible to make such election will do so.


   Federal Income Tax Rates. The maximum individual federal income tax rate applicable to ordinary income generally is 35% and the maximum rate applicable to realized net capital gain generally is 15%.

   The maximum individual federal income tax rate applicable to "qualified dividend income" is 15%. In general, "qualified dividend income" is income attributable to dividends received from certain domestic and foreign corporations on or after January 1, 2003, as long as certain holding period requirements are met. If 95% or more of a Fund's gross income constitutes qualified dividend income, all of its distributions will be treated as qualified dividend income in the hands of individual shareholders, as long as they meet certain holding period requirements set forth below for their Fund shares. If less than 95% of the Fund's income is attributable to qualified dividend income, then only the portion of the Fund's distributions that are attributable to and designated as such in a timely manner will be so treated in the hands of individual shareholders. A Fund will be treated as realizing qualified dividend income only to the extent it receives dividends attributable to investments in certain domestic and foreign corporations and certain holding period requirements are met, and individual Fund shareholders will be treated a realizing qualified dividend income from the Fund only to the extent that the shareholders meet certain holding period requirements with respect to their Fund shares. Payments received by the Fund derived from securities lending, repurchase and other derivative transactions ordinarily will not be qualified dividend income. The rules attributable to the qualification of Fund distributions as qualified dividend income are complex, including the holding period requirements. Individual Fund shareholders therefore are urged to consult their own tax advisors and financial planners.

   The maximum corporate federal income tax rate applicable to ordinary income and net capital gain is 35%. Marginal tax rates may be higher for some shareholders to reduce or eliminate the benefit of lower marginal income tax rates. Naturally, the amount of tax payable by any taxpayer will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters. Federal income tax rates are set to increase in future years under various "sunset" provisions of laws enacted in 2001 and 2004.

   Backup Withholding. The Trust may be required to withhold, subject to certain exemptions, at a rate of 28% ("backup withholding") on all distributions and redemption proceeds (including proceeds from exchanges and redemptions in-kind) paid or credited to a Fund shareholder, unless the shareholder generally certifies that the "taxpayer identification number" ("TIN"), generally the shareholder's social security or employer identification number, provided is correct and that the shareholder is not subject to backup withholding, or the IRS notifies the Fund that the shareholder's TIN is incorrect or that the shareholder is subject to backup withholding. This tax is not an additional federal income tax imposed on the shareholder, and the shareholder may claim the tax withheld as a tax payment on his or her federal income tax return. An investor must provide a valid TIN upon opening or reopening an account. If a shareholder fails to furnish a valid TIN upon request, the shareholder can also be subject to IRS penalties. The rate of back-up withholding is set to increase in future years under "sunset" provisions of law enacted in 2001.

   Tax-Deferred Plans. The shares of the Funds are available for a variety of tax-deferred retirement and other tax-advantaged plans and accounts, including IRAs, Simplified Employee Pension Plans ("SEP-IRAs"), Savings Incentive Match Plans for Employees ("SIMPLE Plans"), Roth IRAs, and Coverdell Education Savings Accounts. Prospective investors should contact their tax advisors and financial planners regarding the tax consequences to them of holding Fund shares through a tax-advantaged plan or account.

   Corporate Shareholders. Subject to limitation and other rules, a corporate shareholder of a Fund may be eligible for the dividends-received deduction on Fund distributions attributable to dividends received by the Fund attributable to domestic corporations, which, if received directly by the corporate shareholder, would qualify for such deduction. In general, a distribution by a Fund attributable to dividends of a domestic corporation will only be eligible for the deduction if certain holding period requirements are met. These requirements are complex, and, therefore, corporate shareholders of the Funds are urged to consult their own tax advisors and financial planners.

   TAX ADVANTAGED BOND FUND. The Tax Advantaged Bond Fund will be qualified to pay exempt-interest dividends to its shareholders only if, at the close of each quarter of the Fund's taxable year, at least 50% of the value of the Fund's total assets consists of obligations the interest on which is exempt from federal income tax. Distributions that the Fund properly designates as exempt-interest dividends are treated by shareholders as interest excludable from their gross income for federal income tax purposes but may be taxable for federal alternative minimum tax purposes and for state and local purposes. Because the Fund intends to be qualified to pay exempt-interest dividends, the Fund may be limited in its ability to enter into taxable transactions involving forward commitments, repurchase agreements, financial futures, and options contracts on financial futures, tax-exempt bond indices, and other assets.

   The Fund uses the "average annual" method to determine the designated percentage of dividends that qualifies as tax-exempt income. This designation is made annually in January. The percentage of a particular dividend that is designated as tax-exempt income may be substantially different from the percentage of the Fund's income that was tax-exempt during the period from which the distribution was made.

   Exempt-interest dividends are exempt from regular federal income tax, but they may affect the tax liabilities of taxpayers who are subject to the AMT. Exempt-interest dividends are also includible in the modified income of shareholders who receive Social Security benefits for purposes of determining the extent to which such benefits may be taxable.

   Part or all of the interest on indebtedness, if any, incurred or continued by a shareholder to purchase or carry shares of the Tax Advantaged Bond Fund is not deductible. The portion of interest that is not deductible is equal to the total interest paid or accrued on the indebtedness, multiplied by the percentage of the Fund's total distributions (not including distributions from net long-term capital gains) paid to the shareholder that are exempt-interest dividends. Under rules used by the Internal Revenue Service for determining when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase of shares may be considered to have been made with borrowed funds even though such funds are not directly traceable to the purchase of the shares.

   In general, exempt-interest dividends, if any, attributable to interest received on certain private activity obligations and certain industrial development bonds will not be tax-exempt to any shareholders who are "substantial users" of the facilities financed by such obligations or bonds or who are "related persons" of such substantial users.

   If a shareholder sells shares at a loss within six months of purchase, any loss will be disallowed for Federal income tax purposes to the extent of any exempt-interest dividends received on such shares.

   STATE AND LOCAL. Each Fund may be subject to state or local taxes in jurisdictions in which such Fund may be deemed to be doing business. In addition, in those states or localities which have income tax laws, the treatment of such Fund and its shareholders under such laws may differ from their treatment under federal income tax laws, and investment in such Fund may have different tax consequences for shareholders than would direct investment in such Fund's portfolio securities. Shareholders should consult their own tax advisers concerning these matters.

CODES OF ETHICS

   The Manager intends that: all of its activities function exclusively for the benefit of the owners or beneficiaries of the assets it manages; assets under management or knowledge as to current or prospective transactions in managed assets are not utilized for personal advantage or for the advantage of anyone other than the owners or beneficiaries of those assets; persons associated with the Manager and the Trust avoid situations involving actual or potential conflicts of interest with the owners or beneficiaries of managed assets; and situations appearing to involve actual or potential conflicts of interest or impairment of objectivity are avoided whenever doing so does not run counter to the interests of the owners or beneficiaries of the managed assets. The Board of Trustees of the Trust has adopted a Code of Ethics which imposes certain prohibitions, restrictions, preclearance requirements and reporting rules on the personal securities transactions of subscribers to the Code, who include the Trust's officers and Trustees and the employees of the Manager. BGFA, Northern Trust, and Capital Guardian have adopted similar Codes of Ethics relating to their employees, and the Board of Trustees of the Trust has adopted BGFA, Northern Trust, and Capital Guardian's Code of Ethics insofar as it relates to their respective employees' activities in connection with the Trust. The Board of Trustees believes that the provisions of its Code of Ethics are reasonably designed to prevent subscribers from engaging in conduct that violates these principles. Subscribers to the Codes of Ethics may invest in securities, including securities that may be purchased or held by a Fund.


SHARES

   The Trust was organized as a business trust pursuant to the laws of the State of Delaware on June 8, 2000. The Trust is authorized to issue an unlimited number of shares of beneficial interest in the Trust, all without par value. Shares are divided into and may be issued in a designated series representing beneficial interests in one of the Trust's Funds. There are currently fifteen series of shares.

   Each share of a series issued and outstanding is entitled to participate equally in dividends and distributions declared by such series and, upon liquidation or dissolution, in net assets allocated to such series remaining after satisfaction of outstanding liabilities. The shares of each series, when issued, will be fully paid and non-assessable and have no preemptive or conversion rights.

   The following table shows certain information for shareholders of the Trust who beneficially own more than 5% of a Class of the Fund's outstanding shares as of April 1, 2005:

                                                                                (3)
                                                                             Amount and
                                                                             nature of
                                                                             beneficial     (4)
           (1)                                   (2)                         ownership    Percent
 Title of Class of Shares        Name and address of beneficial owner         (Shares)    of class
 ------------------------   ---------------------------------------------- -------------- --------
Small Cap Equity Fund--     Auto Company--1 State Farm Plaza, Bloomington,
Class A                     IL 61710-0001                                  1,896,238.2310   30%
International Equity Fund-- Auto Company--1 State Farm Plaza, Bloomington,
Class A                     IL 61710-0001                                  1,844,426.6780   48%
Small Cap Index Fund--      Auto Company--1 State Farm Plaza, Bloomington,
Class A                     IL 61710-0001                                  2,075,447.6730   19%
International Index Fund--  Auto Company--1 State Farm Plaza, Bloomington,
Class A                     IL 61710-0001                                  1,878,963.1520   28%
Equity and Bond Fund--      Auto Company--1 State Farm Plaza, Bloomington,
Class A                     IL 61710-0001                                  2,296,143.6680   21%
Bond Fund--                 Auto Company--1 State Farm Plaza, Bloomington,
Class A                     IL 61710-0001                                  1,435,903.5590   12%
Tax Advantaged Bond Fund--  Auto Company--1 State Farm Plaza, Bloomington,
Class A                     IL 61710-0001                                  2,748,086.0250   43%
Equity Fund--               Auto Company--1 State Farm Plaza, Bloomington,
Class B                     IL 61710-0001                                  1,002,366.1760   19%
Small Cap Equity Fund--     Auto Company--1 State Farm Plaza, Bloomington,
Class B                     IL 61710-0001                                  2,504,133.0280   61%
International Equity Fund-- Auto Company--1 State Farm Plaza, Bloomington,
Class B                     IL 61710-0001                                  2,529,065.7420   80%
S&P 500 Index Fund--        Auto Company--1 State Farm Plaza, Bloomington,
Class B                     IL 61710-0001                                  2,512,548.2760   17%
Small Cap Index Fund--      Auto Company--1 State Farm Plaza, Bloomington,
Class B                     IL 61710-0001                                  2,558,433.2930   46%

                                                                                   (3)
                                                                                Amount and
                                                                                nature of
                                                                                beneficial      (4)
           (1)                                    (2)                           ownership     Percent
 Title of Class of Shares         Name and address of beneficial owner           (Shares)     of class
 ------------------------   ------------------------------------------------- --------------- --------
International Index Fund--  Auto Company--1 State Farm Plaza, Bloomington,
Class B                     IL 61710-0001                                      2,519,843.4740   64%
Equity and Bond Fund--      Auto Company--1 State Farm Plaza, Bloomington,
Class B                     IL 61710-0001                                      2,619,077.9810   43%
Bond Fund--                 Auto Company--1 State Farm Plaza, Bloomington,
Class B                     IL 61710-0001                                      1,692,588.9160   32%
Tax Advantaged Bond         Auto Company--1 State Farm Plaza, Bloomington,
Fund--Class B               IL 61710-0001                                      2,734,410.5620   87%
Money Market Fund--         Auto Company--1 State Farm Plaza, Bloomington,
Class B                     IL 61710-0001                                      5,215,292.9500   88%
Equity Fund--               State Farm Mutual Fund Trust--1 State Farm Plaza,
Institutional Class         Bloomington, IL 61701-0001                        12,013,444.4660   87%
Small Cap Equity Fund--     Auto Company--1 State Farm Plaza, Bloomington,
Institutional Class         IL 61710-0001                                        265,176.1520   23%
Bond Fund--                 State Farm Mutual Fund Trust--1 State Farm Plaza,
Institutional Class         Bloomington, IL 61701-0001                         6,427,135.7610   88%
Tax Advantaged Bond         Auto Company--1 State Farm Plaza, Bloomington,
Fund--Institutional Class   IL 61710-0001                                          9,940.6660   53%
Tax Advantaged Bond         Joseph A. Guerrierill--9687 Washingtonville
Fund--Institutional Class   Road--Canfield, OH 44406                               1,644.1740   8%
Money Market Fund--         Dorothy Sherron--300 Curryer Road, Middletown,
Institutional Class         OH 45042                                             715,090.8600   6%
Money Market Fund--         Patricia White--3800 Curt Drive, Arlington,
Institutional Class         TX 76016-3105                                        678,613.1600   6%
LifePath Income Fund--      Dolores L. Ott--28 Crestview Avenue, Madison,
Institutional Class         NJ 07940                                              75,821.9480   11%
LifePath Income Fund--      William C. Scott--249 Hodges Road--Ruston,
Institutional Class         LA 71270                                              40,741.1160   6%
LifePath 2010 Fund--        Philip Riehl--6700 Vendome Terrace, Bethesda,
Institutional Class         MD 20817                                              97,608.6850   6%
International Equity--      Auto Company--1 State Farm Plaza, Bloomington,
Institutional Class         IL 61710-0001                                        339,326.5880   47%
S&P 500 Index Fund--        Auto Company--1 State Farm Plaza, Bloomington,
Institutional Class         IL 61710-0001                                        623,403.5490   12%
Small Cap Index Fund--      Auto Company--1 State Farm Plaza, Bloomington,
Institutional Class         IL 61710-0001                                        240,331.0050   12%
International Index Fund--  Auto Company--1 State Farm Plaza, Bloomington,
Institutional Class         IL 61710-0001                                        329,005.4380   25%
Equity Fund--               Auto Company--1 State Farm Plaza, Bloomington,
Class R-1                   IL 61710-0001                                        129,032.2580   88%
Small Cap Equity Fund--     Auto Company--1 State Farm Plaza, Bloomington,
Class R-1                   IL 61710-0001                                        113,765.6430   91%
International Equity Fund-- Auto Company--1 State Farm Plaza, Bloomington,
Class R-1                   IL 61710-0001                                        120,192.3080   93%

                                                                                   (3)
                                                                                Amount and
                                                                                nature of
                                                                                beneficial     (4)
           (1)                                    (2)                           ownership    Percent
 Title of Class of Shares         Name and address of beneficial owner           (Shares)    of class
 ------------------------  -------------------------------------------------- -------------- --------
S&P 500 Index Fund--       Auto Company--1 State Farm Plaza, Bloomington, IL
Class R-1                  61710-0001                                           116,009.2810   49%
S&P 500 Index Fund--       Sacramento Rebar--5072 Hillsdale Circle #200,
Class R-1                  El Dorado Hills, CA 95762                             18,268.1570   7%
Small Cap Index Fund--     Auto Company--1 State Farm Plaza, Bloomington, IL
Class R-1                  61710-0001                                            82,440.2310   74%
International Index Fund-- Auto Company--1 State Farm Plaza, Bloomington, IL
Class R-1                  61710-0001                                           110,253.5830   79%
International Index Fund-- Armand Ruby, Ind. K--1032 Morris Circle, Woodland,
Class R-1                  CA 95776                                              10,238.3350   7%
Equity and Bond Fund--     Auto Company--1 State Farm Plaza, Bloomington, IL
Class R-1                  61710-0001                                           109,529.0250   87%
Bond Fund--                Auto Company--1 State Farm Plaza, Bloomington, IL
Class R-1                  61710-0001                                            94,250.7070   71%
Money Market Fund--        Auto Company--1 State Farm Plaza, Bloomington, IL
Class R-1                  61710-0001                                         1,000,000.0000   43%
Money Market Fund--        Palm Printing--6001A Business Blvd.--Sarasota, FL
Class R-1                  34240                                                267,225.3500   11%
Money Market Fund--        W. M. Cramer Lumber--R.R. 1 Box 503--Marlinton,
Class R-1                  WV 24954                                             226,050.6600   9%
LifePath Income Fund--     Auto Company--1 State Farm Plaza, Bloomington, IL
Class R-1                  61710-0001                                             9,132.4200   59%
LifePath 2010 Fund--       Auto Company--1 State Farm Plaza, Bloomington,
Class R-1                  IL 61710-0001                                          8,795.0750   22%
LifePath 2010 Fund--       Judie Woods--2213 Scarlet Rose Drive--Las Vegas,
Class R-1                  NV 89134                                               5,184.9840   6%
LifePath 2010 Fund--       Eve Hardin International--2914 Thomas Avenue,
Class R-1                  Dallas, TX 75204                                       2,351.9160   6%
LifePath 2020 Fund--       Auto Company--1 State Farm Plaza, Bloomington,
Class R-1                  IL 61710-0001                                          8,481.7640   14%
LifePath 2020 Fund--       M & S Collision Center--553 S. Washington Street--
Class R-1                  Valparaiso, IN 46383                                   5,077.0930   8%
LifePath 2020 Fund--       Stephen Hall & Assoc.--4425 Crooked Mile Road,
Class R-1                  Merittis, Fl 32952                                     3,875.2650   6%
LifePath 2030 Fund--       Auto Company--1 State Farm Plaza, Bloomington,
Class R-1                  IL 61710-0001                                          8,305.6480   18%
LifePath 2030 Fund--       Dream Hobbies--5119 Bellflower Blvd--Lakewood,
Class R-1                  CA 90713                                               3,992.8250   8%
LifePath 2040 Fund--       Auto Company--1 State Farm Plaza, Bloomington,
Class R-1                  IL 61710-0001                                          8,130.0810   19%
LifePath 2040 Fund--       M & S Collision Center--553 S. Washington Street--
Class R-1                  Valparaiso, IN 46383                                   7,962.0670   19%
Equity Fund--              Auto Company--1 State Farm Plaza, Bloomington,
Class R-2                  IL 61710-0001                                        129,032.2580   63%
Equity Fund--              Montgomery Communications Inc--222 W. 6th Street,
Class R-2                  Junction City, KS 66441                               65,639.4790   32%
Small Cap Equity Fund--    Auto Company--1 State Farm Plaza, Bloomington,
Class R-2                  IL 61710-0001                                        113,765.6430   91%

                                                                                    (3)
                                                                                 Amount and
                                                                                 nature of
                                                                                 beneficial     (4)
           (1)                                     (2)                           ownership    Percent
 Title of Class of Shares          Name and address of beneficial owner           (Shares)    of class
 ------------------------   -------------------------------------------------- -------------- --------
Small Cap Equity Fund--     Montgomery Communications Inc--222 W. 6th Street,
Class R-2                   Junction City, KS 66441                                8,489.4710   6%
International Equity Fund-- Auto Company--1 State Farm Plaza, Bloomington,
Class R-2                   IL 61710-0001                                        120,192.3080   93%
S&P 500 Index Fund--        Auto Company--1 State Farm Plaza, Bloomington,
Class R-2                   IL 61710-0001                                        116,009.2810   67%
S&P 500 Index Fund--        Montgomery Communications Inc--222 W. 6th Street,
Class R-2                   Junction City, KS 66441                               32,807.0260   18%
S&P 500 Index Fund--        Sponcler & Tharpe--PO Box 398, 225 W. King Street,
Class R-2                   Dalton, GA 30720                                      12,482.7510   7%
S&P 500 Index Fund--        Kirby & Kirby--2614 Artesia Boulevard, Redondo
Class R-2                   Beach, CA 90278                                       11,450.1000   6%
Small Cap Index Fund--      Auto Company--1 State Farm Plaza, Bloomington,
Class R-2                   IL 61710-0001                                         82,440.2310   92%
International Index Fund--  Auto Company--1 State Farm Plaza, Bloomington,
Class R-2                   IL 61710-0001                                        110,253.5830   99%
Equity and Bond Fund--      Auto Company--1 State Farm Plaza, Bloomington,
Class R-2                   IL 61710-0001                                        109,529.0250   96%
Bond Fund--                 Auto Company--1 State Farm Plaza, Bloomington,
Class R-2                   IL 61710-0001                                         94,250.7070   91%
Bond Fund--                 Montgomery Communications Inc--222 W. 6th Street,
Class R-2                   Junction City, KS 66441                                8,647.3650   8%
Money Market Fund--         Auto Company--1 State Farm Plaza, Bloomington, IL
Class R-2                   61710-0001                                         1,000,000.0000   39%
Money Market Fund--         Valabco, Inc.--499 Alvarado Street, Monterey,
Class R-2                   CA 93940                                             822,541.7000   32%
Money Market Fund--         Luther Ford Sales Inc.--1470 Oakland Avenue--
Class R-2                   Indiana, PA 15701                                    564,842.8700   22%
LifePath Income Fund--      Kirby & Kirby--2614 Artesia Boulevard, Redondo
Class R-2                   Beach, CA 90278                                       24,069.1030   42%
LifePath Income Fund--      Armil Construction Co.--3072 Park Avenue,
Class R-2                   Memphis, TN 38111                                     23,689.3370   41%
LifePath Income Fund--      Auto Company--1 State Farm Plaza, Bloomington, IL
Class R-2                   61710-0001                                             9,132.4200   16%
LifePath 2010 Fund--        Sponcler & Tharpe--PO Box 398, 225 W. King Street,
Class R-2                   Dalton, GA 30720                                      29,806.8650   51%
LifePath 2010 Fund--        Armil Construction Co.--3072 Park Avenue,
Class R-2                   Memphis, TN 38111                                     18,742.9420   32%
LifePath 2010 Fund--        Auto Company--1 State Farm Plaza, Bloomington, IL
Class R-2                   61710-0001                                             8,795.0750   15%
LifePath 2020 Fund--        Sponcler & Tharpe--PO Box 398, 225 W. King Street,
Class R-2                   Dalton, GA 30720                                      16,878.0530   64%
LifePath 2020 Fund--        Auto Company--1 State Farm Plaza, Bloomington, IL
Class R-2                   61710-0001                                             8,481.7640   32%
LifePath 2030 Fund--        Armil Construction Co.--3072 Park Avenue,
Class R-2                   Memphis, TN 38111                                     21,158.2190   57%
LifePath 2030 Fund--        Auto Company--1 State Farm Plaza, Bloomington, IL
Class R-2                   61710-0001                                             8,305.6480   22%

                                                                                    (3)
                                                                                 Amount and
                                                                                 nature of
                                                                                 beneficial     (4)
           (1)                                     (2)                           ownership    Percent
 Title of Class of Shares          Name and address of beneficial owner           (Shares)    of class
 ------------------------   -------------------------------------------------- -------------- --------
LifePath 2030 Fund--        Sponcler & Tharpe--PO Box 398, 225 W. King Street,
Class R-2                   Dalton, GA 30720                                       6,604.2550   18%
LifePath 2040 Fund--        Armil Construction Co.--3072 Park Avenue,
Class R-2                   Memphis, TN 38111                                     68,634.7930   83%
LifePath 2040 Fund--        Auto Company--1 State Farm Plaza, Bloomington, IL
Class R-2                   61710-0001                                             8,130.0810   9%
LifePath 2040 Fund--        Kirby & Kirby--2614 Artesia Boulevard, Redondo
Class R-2                   Beach, CA 90278                                        5,382.6580   6%
Equity Fund--               Auto Company--1 State Farm Plaza, Bloomington, IL
Class R-3                   61710-0001                                           129,032.2580   96%
Small Cap Equity Fund--     Auto Company--1 State Farm Plaza, Bloomington, IL
Class R-3                   61710-0001                                           113,765.6430   95%
International Equity Fund-- Auto Company--1 State Farm Plaza, Bloomington, IL
Class R-3                   61710-0001                                           120,192.3080   98%
S&P 500 Index Fund--        Auto Company--1 State Farm Plaza, Bloomington, IL
Class R-3                   61710-0001                                           116,009.2810   95%
Small Cap Index Fund--      Auto Company--1 State Farm Plaza, Bloomington, IL
Class R-3                   61710-0001                                            82,440.2310   98%
International Index Fund--  Auto Company--1 State Farm Plaza, Bloomington, IL
Class R-3                   61710-0001                                           110,253.5830   98%
Equity and Bond Fund--      Auto Company--1 State Farm Plaza, Bloomington, IL
Class R-3                   61710-0001                                           109,529.0250   98%
Bond Fund--                 Auto Company--1 State Farm Plaza, Bloomington, IL
Class R-3                   61710-0001                                            94,250.7070   97%
Money Market Fund--         Auto Company--1 State Farm Plaza, Bloomington, IL
Class R-3                   61710-0001                                         1,000,000.0000   98%
LifePath Income Fund--      Auto Company--1 State Farm Plaza, Bloomington, IL
Class R-3                   61710-0001                                             9,132.4200   99%
LifePath 2010 Fund--        Auto Company--1 State Farm Plaza, Bloomington, IL
Class R-3                   61710-0001                                             8,795.0750   98%
LifePath 2020 Fund--        Mary M. Andrews--315 W. Genesee Street--Auburn,
Class R-3                   NY 13021                                               9,116.7920   33%
LifePath 2020 Fund--        Auto Company--1 State Farm Plaza, Bloomington, IL
Class R-3                   61710-0001                                             8,481.7640   31%
LifePath 2020 Fund--        David R. Baird--75 Cedar Lane, Aubrey,
Class R-3                   TX 76227                                               7,006.1870   25%
LifePath 2020 Fund--        Least Cost Solutions Inc--150 Wiowa Avenue,
Class R-3                   Suite 102, Sunnyvale, CA 94086                         1,704.3870   6%
LifePath 2030 Fund--        Auto Company--1 State Farm Plaza, Bloomington, IL
Class R-3                   61710-0001                                             8,305.6480   39%
LifePath 2030 Fund--        John T. Lu--128 Maplewood Drive--Griffin,
Class R-3                   GA 30224                                               7,820.1270   37%
LifePath 2030 Fund--        David R. Baird--75 Cedar Lane, Aubrey,
Class R-3                   TX 76227                                               4,516.9300   21%
LifePath 2040 Fund--        Auto Company--1 State Farm Plaza, Bloomington, IL
Class R-3                   61710-0001                                             8,130.0810   85%
LifePath 2040 Fund--        Brenda Long Appraisals--11637 Lilac, Demotte,
Class R-3                   IN 46310                                               1,227.4160   12%

   The amount of each Fund's equity securities owned by trustees and officers of the Trust as a group is less than 1%.

   The Master Portfolios are series of the Master Fund, an open-end, series management investment company organized as Delaware business trust. The Master Fund was organized October 21, 1993. The Master Fund currently consists of multiple series, including the Master Portfolios.

VOTING RIGHTS

   Each share (including fractional shares) is entitled to one vote for each dollar of net asset value represented by that share on all matters to which the holder of that share is entitled to vote. Only shares representing interests in a particular Fund will be entitled to vote on matters affecting only that Fund. The shares do not have cumulative voting rights. Accordingly, owners having shares representing more than 50% of the assets of the Trust voting for the election of Trustees could elect all of the Trustees of the Trust if they choose to do so, and in such event, shareowners having voting interests in the remaining shares would not be able to elect any Trustees.

   Matters requiring separate shareholder voting by Fund shall have been effectively acted upon with respect to any Fund if a majority of the outstanding voting interests of that Fund vote for approval of the matter, notwithstanding that: (1) the matter has not been approved by a majority of the outstanding voting interests of any other Fund; or (2) the matter has not been approved by a majority of the outstanding voting interests of the Trust.

   In a situation where an Equity Index Fund does not receive instruction from certain of its shareholders on how to vote the corresponding shares of a Master Portfolio, such Equity Index Fund will vote such shares in the same proportion as the shares of which the Equity Index Fund does receive voting instructions.

FINANCIAL STATEMENTS

   The audited financial statements for the Trust for the fiscal year ended December 31, 2004, the notes thereto and the report of Ernst & Young LLP thereon are incorporated herein by reference from the Trust's annual report to shareholders dated December 31, 2004.

                                  APPENDIX A

                          DESCRIPTION OF BOND RATINGS

   A rating of a rating service represents the service's opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Manager and Capital Guardian believe that the quality of debt securities in which a Fund invests should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell or hold a security, because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one service, each rating should be evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the ratings services from other sources which they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

   The following is a description of the characteristics of ratings used by Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Corporation ("S&P").

                              RATINGS BY MOODY'S

   Aaa--Bonds rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. Although the various protective elements are likely to change, such changes are not likely to impair the fundamentally strong position of such bonds.

   Aa--Bonds rated Aa are judged to be high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa bonds or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risk appear somewhat larger than in Aaa bonds.

   A--Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

   Baa--Bonds rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

   Ba--Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

   B--Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

   Caa--Bonds rated Caa are of poor standing. Such bonds may be in default or there may be present elements of danger with respect to principal or interest.

   Ca--Bonds rated Ca represent obligations which are speculative in a high degree. Such bonds are often in default or have other marked shortcomings.

   C--Bonds rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

   Conditional Ratings. The designation "Con." followed by a rating indicated bonds for which the security depends upon the completion of some act or the fulfillment of some condition. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

   Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa 1, A 1, Baa 1, Ba 1, and B 1.

MUNICIPAL NOTES:

   MIG 1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

   MIG 2. This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

   MIG 3. This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less established.

COMMERCIAL PAPER:

   Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

                           Prime-1 Highest Quality
                           Prime-2 Higher Quality
                           Prime-3 High Quality

   If an issuer represents to Moody's that its commercial paper obligations are supported by the credit of another entity or entities, Moody's, in assigning ratings to such issuers, evaluates the financial strength of the indicated affiliated corporations, commercial banks, insurance companies, foreign governments, or other entities, but only as one factor in the total rating assessment.

                                  S&P RATINGS

   AAA--Bonds rated AAA have the highest rating. Capacity to pay principal and interest is extremely strong.

   AA--Bonds rated AA have a very strong capacity to pay principal and interest and differ from AAA bonds only in small degree.

   A--Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

   BBB--Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this capacity than for bonds in higher rated categories.

   BB--B--CCC--CC--Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation among such bonds and CC the highest degree of speculation. Although such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

   C--The rating C is reserved for income bonds on which no interest is being paid.

   In order to provide more detailed indications of credit quality, S&P's bond letter ratings described above (except for AAA category) may be modified by the addition of a plus or a minus sign to show relative standing within the rating category.

   Provisional Ratings. The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, although addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon the failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

MUNICIPAL NOTES:

   SP-1. Notes rated SP-1 have very strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are designated SP-1+.

   SP-2. Notes rated SP-2 have satisfactory capacity to pay principal and interest.

   Notes due in three years or less normally receive a note rating. Notes maturing beyond three years normally receive a bond rating, although the following criteria are used in making that assessment:

    -- Amortization schedule (the larger the final maturity relative to other maturities, the more likely the issue will be rated as a note).

    -- Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be rated as a note).

COMMERCIAL PAPER:

   A. Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1, 2 and 3 to indicate the relative degree of safety.

   A-1. This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are designated A-1+.

                         STATE FARM MUTUAL FUND TRUST

                     PART C OF THE REGISTRATION STATEMENT


(a)       Declaration of Trust/7/


(b)       Bylaws/1/

(c)       N/A


(d)(1) Amended and Restated Investment Advisory and Management Services Agreement between Registrant and State Farm Investment Management Corp.

(d)(2) Amended and Restated Investment Sub-Advisory Agreement among Registrant, State Farm Investment Management Corp., and Capital Guardian Trust Company

(d)(3) Investment Sub-Advisory Agreement among Registrant, State Farm Investment Management Corp., and Northern Trust Investments, N.A.

(d)(4) Voluntary Reimbursement Agreement between State Farm Investment Management Corp. and State Farm Mutual Fund Trust/7/


(e)(1) Distribution Agreement between Registrant and State Farm VP Management Corp./6/


(e)(2)    Amended and Restated Shareholder Services Agreement/9/


(f)       N/A

(g)(1)    Custodial Agreement between Registrant and The Chase Manhattan Bank/2/

(g)(2)    Global Custody Rider between Registrant and The Chase Manhattan
          Bank/4/

(g)(3) Special Foreign Custody Manager Agreement between Registrant and State Farm Investment Management Corp./2/

(g)(4) Custodial Agreement between Registrant and Investors Bank and Trust Company/5/

(g)(5) Delegation Agreement between Investors Bank & Trust Company and Registrant/4/

(h)(1) Service Agreement among Registrant, State Farm Investment Management Corp., and State Farm Mutual Automobile Insurance Company/2/

(h)(2) Service Agreement among Registrant, State Farm VP Management Corp., State Farm Indemnity Company, State Farm Life Insurance Company and State Farm Mutual Automobile Insurance Company/2/


(h)(3)    Transfer Agency and Services Agreement/7/

(i) [Consent of Morris, Nichols, Arsht & Tunnell - To be included by amendment]

(j)(1)    [Consent of Ernst & Young LLP - To be included by amendment]

(j)(2) [Consent of PricewaterhouseCoopers LLP - To be included by amendment]


(k)       N/A

(l)       N/A

(m)(1) State Farm Mutual Fund Trust Distribution Plan for Class A shares/6/

(m)(2) State Farm Mutual Fund Trust Distribution Plan for Class B shares/6/


(m)(3) State Farm Mutual Fund Trust Distribution Plan for Class R-1 and Class R-2 shares/7/

(n) Amended and Restated State Farm Mutual Fund Trust Multiple Class Plan Pursuant to Rule 18f-3/9/

(p)(1) Code of Ethics of State Farm Associates' Funds Trust, State Farm VP Management Corp., State Farm Investment Management Corp., State Farm Variable Product Trust and State Farm Mutual Fund Trust/8/


(p)(2)    Code of Ethics of Capital Guardian Trust Company/2/

(p)(3)    Code of Ethics of Master Investment Portfolio/3/

_________________
/1/ Incorporated by reference to the exhibit of the same letter filed with the initial registration statement on Form N-1A, No. 333-42004 filed July 21, 2000.

/2/ Incorporated by reference to the exhibit of the same letter filed with pre-effective amendment number one on Form N-1A, No. 333-42004 filed December 15, 2000.

/3/ Incorporated by reference to the exhibit of the same letter filed with post-effective amendment number one on Form N-1A, No. 333-42004 filed April 30, 2001.

/4/ Incorporated by reference to the exhibit of the same letter filed with post-effective amendment number two on Form N-1A, No. 33-42004 filed April 26, 2002.

/5/ Incorporated by reference to the exhibit of the same letter filed with post-effective amendment number three on Form N-1A, No. 33-42004 filed February 21, 2003.

/6/ Incorporated by reference to the exhibit of the same letter filed with post-effective amendment number four on Form N-1A, No. 33-42004 filed April 30, 2003.




/7/ Incorporated by reference to the exhibit of the same letter filed with post-effective amendment number nine on Form N-1A, No. 33-42004 filed July 15, 2004.

/8/ Incorporated by reference to the exhibit of the same letter filed with post-effective amendment number eleven on Form N-1A, No. 33-42004 filed February 14, 2005.

/9/ Incorporated by reference to the exhibit of the same letter filed with post-effective amendment number thirteen on Form N-1A, No. 33-42004 filed April 29, 2005.


ITEM 24.      PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

         State Farm Mutual Automobile Insurance Company provided the initial seed capital for the Registrant and may be deemed to control the Registrant until some time after the Registrant publicly offers its shares. Thereafter, there will be no persons directly or indirectly controlling, controlled by, or under common control with, the Registrant within the meaning of this item.

ITEM 25.      INDEMNIFICATION

         As a Delaware statutory trust, Registrant's operations are governed by its Declaration of Trust (the Declaration of Trust). Generally, Delaware statutory trust shareholders are not personally liable for obligations of the Delaware statutory trust under Delaware law. The Delaware Statutory Trust Act (the DSTA) provides that a shareholder of a trust shall be entitled to the same limitation of liability extended to shareholders of private for-profit Delaware corporations. Registrant's Declaration of Trust expressly provides that it has been organized under the DSTA and that the Declaration of Trust is to be governed by Delaware law. It is nevertheless possible that a Delaware statutory trust, such as Registrant, might become a party to an action in another state whose courts refuse to apply Delaware law, in which case Registrant's shareholders could be subject to personal liability.

         To protect Registrant's shareholders against the risk of personal liability, the Declaration of Trust: (i) contains an express disclaimer of shareholder liability for acts or obligations of Registrant and provides that notice of such disclaimer may be given in each agreement, obligation and instrument entered into or executed by Registrant or its Trustees; (ii) provides for the indemnification out of Trust property of any shareholders held personally liable for any obligations of Registrant or any series of Registrant; and (iii) provides that Registrant shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of Registrant and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss beyond his or her investment because of shareholder liability is limited to circumstances in which all of the following factors are present: (i) a court refuses to apply Delaware law; (ii) the liability arose under tort law or, if not, no contractual limitation of liability was in effect; and (iii) Registrant itself would be unable to meet its obligations. In the light of Delaware law, the nature of Registrant's business and the nature of its assets, the risk of personal liability to a shareholder is remote.

         The Declaration of Trust further provides that Registrant shall indemnify each of its Trustees and officers against liabilities and expenses reasonably incurred by them, in connection with, or arising out of, any action, suit or proceeding, threatened against or otherwise involving such Trustee or officer, directly or indirectly, by reason of being or having been a Trustee or officer of Registrant. The Declaration of Trust does not authorize Registrant to indemnify any Trustee or officer against any liability to which he or she would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person's duties.

         Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons, or otherwise, Registrant has been advised that in the opinion of the Commission such indemnification may be against public policy as expressed in the Act and may be, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by

Registrant of expenses incurred or paid by a Trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 26       BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

         The information in the statement of additional information under the caption "Trustees and Officers" and "Investment Advisory Agreements" is incorporated herein by reference. Other than its status as investment adviser to other State Farm mutual funds and other advisory clients, State Farm Investment Management Corp., has not at any time during the past two fiscal years engaged in any other business of a substantial nature. The directors and officers of State Farm Investment Management Corp. have engaged during the previous two fiscal years in other businesses, professions, vocations or employment or in the capacity of director, officer, employee, partner or trustee as described in the SAI and as described below:

         Directors and Officers of State Farm Investment Management Corp.:

         Edward B. Rust, Jr., Director and President*

         Michael L. Tipsord, Director, Senior Vice President and Treasurer*

         John J. Killian, Director. Financial Vice President - State Farm Mutual Automobile Insurance Company.

         Jim Rutrough, Director and Senior Vice President. Vice Chairman and Chief Administrative Officer - State Farm Mutual Automobile Insurance Company.

         Vincent J. Trosino, Director. Vice Chairman of the Board, President and Chief Operating Officer - State Farm Mutual Automobile Insurance Company.

         Paul N. Eckley, Senior Vice President *

         Susan D. Waring, Vice President*

         Jon Farney, Vice President - Financial and Secretary *

        John S. Concklin, Vice President*

         Jack W. North, Director and Senior Vice President *

         Phillip Hawkins, Vice President *

         Donald E. Heltner, Vice President*

         David Grizzle, Chief Compliance Officer and Assistant Secretary - Treasurer; Director - State Farm Mutual Automobile Insurance Company.

         *See the information contained in the statement of additional information under the caption "Trustees and Officers," incorporated herein by reference.

ITEM 27.      PRINCIPAL UNDERWRITERS

State Farm VP Management Corp. serves as the principal underwriter to the Registrant and to State Farm Associates' Funds Trust, State Farm Variable Product Trust and to four separate accounts that offer the State Farm variable insurance products. The following table contains information concerning each director and officer of State Farm VP Management Corp. (unless otherwise indicated, the principal business address for each person shown is One State Farm Plaza, Bloomington, IL 61710-0001):

Name and Principal        Positions and Offices                     Positions and Offices
Business Address          with Underwriter                          with Registrant
----------------------------------------------------------------------------------------------------------
Edward B. Rust Jr.        Director and President                    Trustee and President

Michael L. Tipsord        Director, Senior Vice President and       Trustee, Senior Vice President and
                          Treasurer                                 Treasurer

Mike Davidson             Director and Senior Vice President        None

Susan D. Waring           Senior Vice President and Director        Vice President

Jim Rutrough              Director and Senior Vice President        None

Jon Farney                Vice President - Financial and            Vice President and Secretary
                          Secretary

Jack W. North             Director and Senior Vice President        Senior Vice President

Phillip Hawkins           Vice President                            Vice President

Michael Matlock           Vice President and Chief Compliance       None
                          Officer

                       Net Underwriting     Compensation on
   Name of Principal     Discounts and       Redemption and
      Underwriter         Commissions         Repurchase       Brokerage Commissions   Other Compensation
----------------------------------------------------------------------------------------------------------
State Farm VP                N/A                 N/A                   N/A                    N/A
Management Corp.

ITEM 28.      LOCATION OF ACCOUNTS AND RECORDS

(a)      Registrant

(b)      State Farm Investment Management Corp.
         One State Farm Plaza
         Bloomington, Illinois  61710-0001

(c)      Barclays Global Investors
         45 Fremont Street
         San Francisco, California  94105

(d)      Investors Bank and Trust Company
         200 Clarendon Street
         Boston, Massachusetts  02116

(e)      Capital Guardian Trust Company
         333 South Hope Street
         Los Angeles, California  90071


(f)      Northern Trust Investments, N.A.
         50 South La Salle Street
         Chicago, Illinois 60675


ITEM 29.      MANAGEMENT SERVICES

All the management-related service contracts under which services are provided to the Registrant are discussed in Parts A and B of this Registration Statement.

ITEM 30.      UNDERTAKINGS

N/A

                                 SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, State Farm Mutual Fund Trust, certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(a) under the 1933 act and has duly caused this amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Bloomington, and state of Illinois on the 10th day of June, 2005.


                                         STATE FARM MUTUAL FUND TRUST

                                        By:  /s/ Edward B. Rust, Jr.
                                             ----------------------------------
                                                 Edward B. Rust, Jr.
                                                 Trustee and President

         Pursuant to the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


    SIGNATURE                         TITLE                                  DATE
    ---------                         -----                                  ----
Edward B. Rust, Jr.        Trustee and President                       June 10, 2005

*Michael L. Tipsord        Trustee, Senior Vice President and
                            Treasurer                                  June 10, 2005

*Thomas M. Mengler         Trustee                                     June 10, 2005

*James A. Shirk            Trustee                                     June 10, 2005

*Donald A. Altorfer        Trustee                                     June 10, 2005

*Victor J. Boschini        Trustee                                     June 10, 2005

*David L. Vance            Trustee                                     June 10, 2005




                                                    *By: /s/  David Moore
                                                         -----------------------
                                                              David Moore
                                                              Attorney-In-Fact
                                                              June 10, 2005


        *Original powers of attorney authorizing David Moore, among others, to execute this Registration Statement, and Amendments thereto, for each of the trustees of the Registrant on whose behalf this Registration Statement is filed, have been executed and are incorporated by reference from post-effective amendment number three on Form N-1A, No. 33-42004 filed February 21, 2003.


   SIGNATURE                          TITLE                                  DATE
   ---------                          -----                                  ----
**Jack S. Euphrat                    Trustee                           June 10, 2005

**W. Rodney Hughes                   Trustee                           June 10, 2005

**Mary G. F. Bitterman               Trustee                           June 10, 2005

**Richard K. Lyons                   Trustee                           June 10, 2005

**Leo Soong                          Trustee                           June 10, 2005

**Lee T. Kranefuss                   Trustee, President and            June 10, 2005
                                      Chief Executive Officer

  Michael A. Latham                  Secretary, Treasurer and          June 10, 2005
                                      Chief Financial Officer



                                       **By:  /s/ Michael A. Latham
                                                  Michael A. Latham
                                                  Attorney-in-fact
                                                  June 10, 2005


        **Original powers of attorney authorizing Michael A. Latham, among others, to execute this Registration Statement, and Amendments thereto, for each of the trustees of Master Investment Portfolio on whose behalf this Registration Statement is filed, have been executed and are incorporated by reference from post-effective amendment number 20 on Form N-1A, No. 811-8162 filed April 30, 2003.

                                  EXHIBIT INDEX

--------------------------------------------------------------------------------
RULE 483 UNDER THE 1933 ACT EXHIBIT                          DESCRIPTION
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


N-1A ITEM 23 EXHIBIT LETTER                              DESCRIPTION
          (d)(1)                   Amended and Restated Investment Advisory and
                                   Management Services Agreement between Registrant
                                   and State Farm Investment Management Corp.
          (d)(2)                   Amended and Restated Investment Sub-Advisory
                                   Agreement among Registrant, State Farm Investment
                                   Management Corp., and Capital Guardian Trust
                                   Company
          (d)(3)                   Investment Sub-Advisory Agreement among Registrant,
                                   State Farm Investment Management Corp., and
                                   Northern Trust Investments, N.A.